UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number      811-08236
Northern Funds
(Exact name of registrant as specified in charter)
50 South LaSalle Street
Chicago, IL 60603
(Address of principal executive offices) (Zip code)
Lloyd A. Wennlund, President
Northern Funds
50 South LaSalle Street
Chicago, IL 60603
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 557-2790
Date of fiscal year end: March 31
Date of reporting period: March 31, 2008

EQUITY FUNDS
Item 1. Reports to Stockholders.

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY
14	STATEMENTS OF ASSETS AND LIABILITIES
16	STATEMENTS OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
20	FINANCIAL HIGHLIGHTS
31	SCHEDULES OF INVESTMENTS
31	EMERGING MARKETS EQUITY FUND
44	ENHANCED LARGE CAP FUND
48	GROWTH EQUITY FUND
50	INCOME EQUITY FUND
53	INTERNATIONAL GROWTH EQUITY FUND
55	LARGE CAP VALUE FUND
57	MID CAP GROWTH FUND
59	SELECT EQUITY FUND
61	SMALL CAP GROWTH FUND
64	SMALL CAP VALUE FUND
74	TECHNOLOGY FUND
76	NOTES TO THE FINANCIAL STATEMENTS
83	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
84	TAX INFORMATION
85	FUND EXPENSES
87	SHAREHOLDER MEETING RESULTS
88	TRUSTEES AND OFFICERS
91	APPROVAL OF ADVISORY AGREEMENT
96	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS
EMERGING MARKETS EQUITY FUND
PORTFOLIO MANAGEMENT COMMENTARY
The Emerging Markets Equity Fund returned 20.17% during the 12 months ended March 31, 2008, trailing the 21.33% return of its benchmark, the MSCI Emerging Markets Index. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index.
Emerging markets equities exhibited strong performance during the annual period, widely outpacing the -2.70% return of the developed markets, as measured by the MSCI EAFE Index. This out performance was due in part to the fact that emerging markets economies remained robust at a time when housing and credit problems were weighing on the performance of larger markets. This trend, known as “decoupling,” boosted the relative performance of emerging markets stocks through late 2007. Concerns about a global economic slowdown eventually took a toll in the form of higher volatility and lower returns, however, as evidenced by the -10.99% return for the emerging markets during the first quarter of 2008. Investors also grew more concerned about the fact that many emerging markets countries are facing higher inflation, particularly in food prices.
All regions posted positive returns during the annual period. Asia and Latin America were the strongest performers, returning 20.90% and 39.83%, respectively. Looking at individual countries, China — with an Index weighting of 13.91% — returned 29.84%, while India — weighted at 7.04% — returned 30.78%. Brazil, which accounts for 14.42% of the Index, was also a strong performer, with a return of 60.71%. Egypt and Morocco also performed well, but are not heavily weighted in the Index.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	SINCE
TOTAL RETURN	YEAR	INCEPTION

EMERGING MARKETS EQUITY	20.17%	16.49%

MSCI EMERGING MARKETS INDEX	21.33	17.94

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
SHAUN MURPHY
With Northern Trust since 2004
STEVEN J. SANTICCIOLI
With Northern Trust since 2003

GROWTH OF A $10,000 INVESTMENT
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
Emerging markets securities may involve additional risks, including price volatility and reduced liquidity, and may be affected by political and economic instability.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
TOTAL NET ASSETS	$687 MILLION
NET ASSET VALUE	$12.92
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS
ENHANCED LARGE CAP FUND
PORTFOLIO MANAGEMENT COMMENTARY
The Enhanced Large Cap Fund returned -10.04% during the 12 months ended March 31, 2008, trailing the -5.08% return of the S&P 500 Index.
The primary reason for the Fund’s underperformance was the fact that during the first nine months of the period, there was a reversal in some of the key fundamental characteristics that have historically been strong predictors of individual stock returns. For example, stocks with the highest price-to-earnings ratios — as a group — generated the strongest performance, which is counterintuitive given the market’s long history of rewarding value. Similarly, sales growth was a strong predictor of stock performance, but historically this metric has been a poor indicator of returns. The relationship between performance and book value-to-price ratios also is a good example of the unusual market environment. Splitting the S&P 500 into quintiles, or five equal parts, the quintile with the lowest book/price — i.e., the most expensive 20% — had the strongest returns in 2007. At the same time, the quintile with the highest book/price — i.e., the least expensive 20% — performed poorly. Since the Fund’s stock selection strategy emphasizes fundamental characteristics, including value, its approach was not well suited to the environment that characterized the majority of the annual period. On the plus side, we generated strong performance from our momentum and profitability models, but this was not suficient to recover the ground lost due to the underperformance of our value models.
Despite the Fund’s underperformance during the past year, we have not changed our fundamental strategy. A benefit of our quantitative approach is that it is disciplined: While our models evolve over time, they do not change precipitously. We continue to believe that our balanced approach to stock selection and emphasis on value will serve our investors well over the long term. Additionally, we find valuations in the U.S. stock market compelling at this juncture, and we do not intend to deemphasize this exposure. In short, we recognize that it is necessary to maintain discipline at the times it is hardest to do so, while abandoning discipline at the times it is most tempting to do so can be ruinous.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	SINCE
TOTAL RETURN	YEAR	INCEPTION

ENHANCED LARGE CAP	-10.04%	1.64%

S&P 500 INDEX	-5.08	3.85

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
PETER STOURNARAS
 With Northern Trust since 2006
JOSEPH E. WOLFE
With Northern Trust since 2005

GROWTH OF A $10,000 INVESTMENT
The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
TOTAL NET ASSETS	$69 MILLION
NET ASSET VALUE	$9.41
DIVIDEND SCHEDULE	QUARTERLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT    3   EQUITY FUNDS

GROWTH EQUITY FUND
GROWTH EQUITY FUND
PORTFOLIO MANAGEMENT COMMENTARY
The annual period ended March 31, 2008, proved to be a particularly difficult time for the U.S. equity market. The bursting of the housing bubble, which began with the emergence of the subprime crisis in August, ultimately led to illiquid credit markets, large asset writedowns by financial companies and the near collapse of Bear Stearns. Although the U.S. Federal Reserve sought to maintain financial market stability with substantial interest rate cuts, the end result of these problems was a decline for the broader U.S. indices and a significant increase in day-to-day market volatility.
The Growth Equity Fund returned -7.12% during the annual period, while its benchmark, the S&P 500 Index, returned -5.08%. Although the Fund’s sector allocations typically do not vary materially from those of the benchmark, our decision to underweight financials contributed positively to returns amid a period of poor performance for the sector. Stock selection within the financials and consumer staples sectors detracted from performance versus the benchmark, however. The individual stocks that had the largest negative impact on performance were Fannie Mae, Ambac Financial and Qwest Communications. Conversely, the Fund’s performance was helped by strong stock selection in the potentially challenging consumer discretionary sector. The individual stocks that had the largest positive impact on relative performance were Nokia, John Deere and IBM.
Our approach continues to feature a focus on investing in strong, well-managed companies that demonstrate above-average growth characteristics and prospects. Furthermore, our process strives to identify companies with sustainable and consistent business models whose stocks are trading at attractive valuations relative to the market as a whole. We believe that this type of disciplined investing — based upon superior information management, effective fundamental analysis and sophisticated risk measurement — provides a competitive advantage over time.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

GROWTH EQUITY	-7.12%	8.72%	2.51%	7.74%

GROWTH EQUITY S&P 500 INDEX	-5.08	11.32	3.51	10.05

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
JOHN S. COLE
With Northern Trust since 2005

GROWTH OF A $10,000 INVESTMENT
The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$328 MILLION
NET ASSET VALUE	$13.17
DIVIDEND SCHEDULE	QUARTERLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS
INCOME EQUITY FUND
PORTFOLIO MANAGEMENT COMMENTARY
The Income Equity Fund returned -4.86% during the annual period ended March 31, 2008, compared with the -3.74% return of its benchmark, the Merrill Lynch All U.S. Convertibles Index. On a sector level, energy and materials generated the best returns for the Fund on the strength of surging commodity prices. The Fund was not immune from the upheaval experienced by financials, however, as our holdings in that sector proved to be the largest detractors from performance. We experienced additional losses in health care as a result of a series of company-specific events that occurred in the pharmaceutical industry.
The individual stocks that detracted the most from relative performance were Schering Plough, RF Micro Devices and Yellow Roadway. Schering Plough, a global healthcare company with prescription, consumer and animal health products, lost ground after doctors publicly questioned the effectiveness of one of its marquee drugs. On the plus side, the Fund’s largest contributors were AGCO and Cummins. The former, which specializes in agricultural equipment manufacturing and distribution, benefited as higher commodity prices translated into solid pricing and volume trends in the company’s farm equipment segment.
We continue to invest opportunistically within the convertibles asset class, but recent market dynamics have not been aligned with our investment objectives. Demand for convertible securities has been dominated by short-term oriented hedge funds, and convertibles have been experiencing higher volatility as a result. Our objective is to provide investors with returns that match or exceed the broad equity market over time but with a higher component of income and lower volatility. The Fund’s asset allocation therefore continues to reflect the fact that we are finding more suitable investment opportunities among dividend-paying common stocks. Importantly, our investment discipline remains the same. We invest in companies that demonstrate attractive valuation measures and improving cash flow, both to the company and ultimately, to shareholders in the form of common stock dividends or equivalent payments from a convertible security. Overall, we continue to rely on security selection to drive performance. The Fund’s sector exposures and position sizes remain the result of our risk management effort.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

INCOME EQUITY	-4.86%	10.27%	5.93%	8.87%

MERRILL LYNCH ALL U.S. CONVERTIBLES INDEX	-3.74	8.74	5.60	8.50

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
THEODORE T. SOUTHWORTH
 With Northern Trust since 1984
JACKIE M. BENSON
With Northern Trust since 2004

GROWTH OF A $10,000 INVESTMENT
The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$409 MILLION
NET ASSET VALUE	$11.60
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   5   EQUITY FUNDS

EQUITY FUNDS
INTERNATIONAL GROWTH EQUITY FUND
PORTFOLIO MANAGEMENT COMMENTARY
International equity markets ended the 12-month period only slightly lower, but this fact fails to illustrate the significant increase in volatility throughout the course of that time frame. The early part of the period saw international equity markets continue their strong rally based on a positive economic growth outlook and a buoyant market for mergers and acquisitions. However, August brought the beginning of turmoil in global credit markets that would come to characterize the rest of the annual period. Rising fears of financial fallout in the United States caused investor risk aversion to soar and sparked an evaporation of liquidity from the global financial markets. The response from central banks was swift, as interest rates were cut aggressively and large doses of liquidity were injected into the markets. In contrast to the aggressive monetary easing by the U.S. Federal Reserve, which cut rates by a total of three percentage points, the European Central Bank remained focused on preventing inflation by keeping rates steady. The dollar continued to fall to record lows against the euro, while oil rose to a record high.
The International Growth Equity Fund returned -0.69% during the annual period ended March 31, 2008, ahead of the -2.70% return of its benchmark, the MSCI EAFE Index. Stock selection was the primary driver of outperformance. At the sector level, the largest contribution came from an underweight position in financials, the sector that was the hardest hit by concerns over a global credit crunch. The Fund’s exposure to retailing and media stocks in the consumer discretionary sector detracted from performance, but successful stock selection in information technology was a positive factor.
Current levels of market volatility indicate that investors are struggling to weigh the risks of a global recession against the positive impact of lower borrowing costs and a more interventionist approach by central banks. Corporate cash flows and balance sheets remain strong, however, so we are increasingly looking to take advantage of opportunities where short-term concerns appear to have outweighed positive longer-term fundamentals.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

INTERNATIONAL GROWTH EQUITY	-0.69%	20.57%	6.30%	6.53%

MSCI EAFE INDEX	-2.70	21.40	6.18	7.10

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
STEPHEN DOWDS
With Northern Trust since 2004
STEPHEN WATSON
With Northern Trust since 2003

GROWTH OF A $10,000 INVESTMENT
The MSCI EAFE Index is a free float-adjusted market capitalization index that tracks the performance of selected equity securities in Europe, Australasia and the Far East.
Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$924 MILLION
NET ASSET VALUE	$10.70
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS
LARGE CAP VALUE FUND
PORTFOLIO MANAGEMENT COMMENTARY
The U.S. stock market posted a negative return during the 12-month period ended March 31, 2008, as an unprecedented deterioration in the U.S. credit markets, along with a significant downturn in the domestic housing market, began to take a toll on economic growth and corporate profit margins. The leading sectors in the benchmark were energy — which benefited from the rising prices of oil and gas — and consumer staples, which performed well amid investors’ flight to safer assets. In contrast, the worst performing sectors in the benchmark were financial services and consumer discretionary stocks. Value stocks as a group underperformed their growth counterparts.
The Large Cap Value Fund is constructed in accordance with our value discipline, which emphasizes undervalued, high-quality companies that offer above-average dividend yields relative to the overall market. Within this blue chip universe of stocks, we seek companies that offer both compelling valuations and strong catalysts for future price appreciation.
During the 12-month period ended March 31, 2008, the Fund returned -13.12%, compared with the -8.36% total return of its benchmark, the S&P 500/Citigroup Value Index. The biggest reason for the Fund’s underperformance was its overweight position in the consumer discretionary sector and its underweight positions in both energy and other commodity-related areas of the market such as metals, mining and agriculture. However, performance was helped by the Fund’s relative underweight position in financial services and its overweight position in consumer staples. Among the largest individual contributors to performance for the annual period were Johnson & Johnson, AT&T and Wal-Mart. New additions to the Fund included Kraft, Merrill Lynch and Eli Lilly. These purchases are representative of our philosophy of selecting higher-quality, dividend-paying stocks that we believe are trading at a significant discount to their longer-term intrinsic value.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

LARGE CAP VALUE	-13.12%	2.59%	10.68%	5.60%

S&P 500/CITIGROUP VALUE INDEX	-8.36	6.76	13.88	4.21

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
ROBIN R. KOLLANNUR, BETSY TURNER,
STEPHEN G. ATKINS, DONNA RENAUD
 With Northern Trust since 2004, 2000, 2000 and 2004, respectively

GROWTH OF A $10,000 INVESTMENT
The S&P 500/Citigroup Value Index is an unmanaged index that tracks 250 companies that are generally representative of the U.S. market for large-cap value stocks.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
TOTAL NET ASSETS	$574 MILLION
NET ASSET VALUE	$10.23
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   7   EQUITY FUNDS

EQUITY FUNDS
MID CAP GROWTH FUND
PORTFOLIO MANAGEMENT COMMENTARY
The bursting of the multi-year credit bubble and the ensuing fallout within the housing, private equity and fixed-income markets was the headline event in the U.S. stock market during the past 12 months. Consumers began to reduce spending as the domestic economy absorbed the substantial tightening of credit standards and the resulting recessionary conditions in the housing and mortgage markets. The Federal Reserve reacted aggressively to combat the slowing economy by lowering interest rates to forestall a recession. While this helped alleviate some of the negative sentiment weighing on the market, it also contributed to an environment of increased volatility.
The Mid Cap Growth Fund posted a return of 1.96% during the annual period ended March 31, 2008, outperforming the -4.55% return of its benchmark, the Russell Midcap Growth Index. The Fund’s performance was helped by superior stock selection, while the impact of its sector allocations was modest. The largest contribution to performance versus the benchmark came from our stock selection within the industrials, consumer discretionary, healthcare and information technology sectors. On the negative side, stock selection in the financials sector was the most significant detractor. The Fund’s best performing individual securities were DeVry, SPX Corp., NAVTEQ and Repironics. The largest detractor from relative performance was our decision not to invest in Mastercard, one of the best performing stocks in the benchmark. Overall, we are pleased with the Fund’s relative performance over the past fiscal year, and we remain committed to delivering outperformance. The changes that were made in late 2006 — which included substantially restructuring the portfolio — continue to generate strong results.
The Fund’s investment process is driven by company fundamentals and is intended to add value at the individual stock level. Our stock selection process focuses on earnings quality, capital deployment, valuation and business momentum. These factors are designed to help us identify companies with sustainable and consistent business models and the ability to deliver superior earnings growth throughout the business cycle.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

MID CAP GROWTH	1.96%	12.18%	6.86%	6.86%

RUSSELL MIDCAP GROWTH INDEX	-4.55	15.20	5.15	5.15

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
DAVID P. KALIS
With Northern Trust since 2006

GROWTH OF A $10,000 INVESTMENT

The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.
Mid-sized company stocks are generally more volatile than large-company stocks.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOMCX
INCEPTION DATE	03/31/98
TOTAL NET ASSETS	$166 MILLION
NET ASSET VALUE	$16.11
DIVIDEND SCHEDULE	QUARTERLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS
SELECT EQUITY FUND
PORTFOLIO MANAGEMENT COMMENTARY
Growth stocks generally performed well during the early part of the Fund’s most recent fiscal year as solid earnings reports offset growing concerns within the credit markets. However, in January severe credit and liquidity problems for major financial institutions around the globe spurred sharp declines in all areas of the stock market, including growth stocks. Despite the significant increase in market volatility, growth stocks as a group managed to post nearly flat returns for the 12-month period.
The Select Equity Fund returned 3.05% for the 12 months ended March 31, 2008, compared with a return of -0.74% for its benchmark, the Russell 1000 Growth Index. Although the Fund was not positioned with any large sector overweights or underweights, a modest overweight in energy stocks contributed to returns. The primary reasons for the Fund’s outperformance were stock selection in the consumer discretionary, materials and industrials sectors. The most significant source of underperformance relative to the benchmark was our stock selection within the information technology sector. Two of the largest individual positive contributors to performance relative to the benchmark came from our decision not to hold the stocks of Google and UnitedHealth. Conversely, the largest detractors during the period came from the Fund’s positions in Apple and Microsoft.
We remain committed to a disciplined, fundamentally driven investment process that focuses on specific factors that we believe drive equity prices over time. These factors include earnings quality, capital deployment, valuation and business momentum. Our process leads us to focus on companies with sustainable and consistent business models, and the ability to deliver superior earnings growth throughout the business cycle.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

SELECT EQUITY	3.05%	7.94%	3.74%	9.14%

RUSSELL 1000 GROWTH INDEX	-0.74	9.96	1.28	8.40

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
JOHN S. COLE
With Northern Trust since 2005
ROBERT N. STREED
With Northern Trust since 1990

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOEQX
INCEPTION DATE	04/06/94
TOTAL NET ASSETS	$149 MILLION
NET ASSET VALUE	$21.48
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT    9   EQUITY FUNDS

EQUITY FUNDS
SMALL CAP GROWTH FUND
PORTFOLIO MANAGEMENT COMMENTARY
The 12 months ended March 31, 2008, were quite volatile for the equity markets, and small caps were no exception. While equity markets were generally higher during the first half of the fiscal period, this was followed by a fairly sizeable retreat in the second half as the market grew concerned about the possibility of an impending broad-based economic slowdown.
For the fiscal year, the Fund provided a total return of -8.86%, slightly ahead of the -8.94% return of its benchmark, the Russell 2000 Growth Index. Our process is designed to pick stocks with improving fundamentals such as robust cash flow generation and strong balance sheets. Even stocks with those characteristics were not immune to the trend in the period toward risk avoidance by investors, as selling pressure was broad based. In fact, energy and materials were the only two sectors to post gains for the full year. Individual stock selection, rather than sector allocation, was the primary driver of the Fund’s performance. Specifically, the Fund’s holdings in the consumer discretionary, healthcare and materials sectors outperformed, while our holdings in the technology and financial sectors lagged their counterparts in the Index.
We will continue to employ our disciplined, bottom-up process of investing in companies with sustainable growth opportunities, improving fundamentals and reasonable valuations. In addition, we prefer to hold diversified positions across all sectors to enhance consistency of performance. We believe our process adds consistent value over time through virtually all types of market conditions.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

SMALL CAP GROWTH FUND	-8.86%	6.74%	13.24%	5.05%

RUSSELL 2000 GROWTH INDEX	-8.94	5.74	14.24	2.42

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
MATTHEW PERON
With Northern Trust since 2005
MICHAEL J. TOWLE
With Northern Trust since 2004

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
TOTAL NET ASSETS	$47 MILLION
NET ASSET VALUE	$12.56
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS
SMALL CAP VALUE FUND
PORTFOLIO MANAGEMENT COMMENTARY
The 12-month period ended March 31, 2008, was a volatile one for the equity markets, as credit issues, economic weakness and market volatility created a particularly challenging environment for small-cap value stocks, which were among the worst performing segments of the stock market. Credit concerns were particularly acute within financial stocks, a sector highly represented in the small-cap value area. In a difficult period, the Fund managed to outperform its benchmark by focusing on profitable and reasonably priced small companies. For its most recent fiscal year ended March 31, 2008, the Small Cap Value Fund returned -12.63%, compared with the -16.88% return of its benchmark, the Russell 2000 Value Index.
Up until the early months of 2008, small company stocks underperformed larger-capitalization stocks, while more reasonably valued stocks generally underperformed growth-oriented stocks. The Fund’s focus on firms’ financial health consistently contributed to relative performance as investor sentiment moved to reward higher quality stocks following the volatile summer months. As intended, Fund performance was driven by stock selection, rather than by sector or style allocation, although modest deviations from benchmark weights within economically-oriented sectors helped performance. Within the benchmark, average losses for stocks in the financial, consumer discretionary and technology sectors each exceeded 20%. However, our stock selection within these sectors was strong, as a focus on financially robust firms benefited performance. Only within two market sectors, industrials and materials, did stock selection detract from returns. Within materials, one of only two economically-oriented sectors with positive returns, the Fund was underweight some strongly performing — but in our view overpriced — commodity and chemical companies that profited from strong worldwide demand for their products.
Going forward, we will continue to apply our quantitative stock selection methodology to maintain a broadly diversified portfolio of stocks, retaining our commitment to higher quality, more profitable issues within our universe of small-cap companies. In addition, we will continue to look for ways to enhance our quantitative stock selection model and minimize transaction costs as we monitor events within the small-cap segment of the domestic equity market.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

SMALL CAP VALUE	-12.63%	15.90%	7.39%	10.58%

RUSSELL 2000 VALUE INDEX	-16.88	15.44	7.46	11.28

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ROBERT H. BERGSON
With Northern Trust since 1997

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$962 MILLION
NET ASSET VALUE	$13.30
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT    11   EQUITY FUNDS

EQUITY FUNDS
TECHNOLOGY FUND
PORTFOLIO MANAGEMENT COMMENTARY
The technology sector started off quite strong in the Fund’s most recent fiscal year, but suffered along with the broader market in the second half of the period, resulting in negative returns for the full 12 months. Investors concerned about a significant slowdown in the broader economy took down valuations of technology stocks, despite fairly strong earnings growth and margins during the year. The biotechnology sector posted a gain for the year, as revenues for these companies were viewed as more predictable during this period of economic uncertainty.
The Technology Fund returned -3.23% for the most recent fiscal year ended March 31, 2008, outperforming its benchmark, the NYSE Arca Tech 100 Index, which returned -4.26% for the period. Stock selection within both technology and biotechnology positively contributed to the Fund’s relative performance. Our selections within biotechnology and the hardware subsector of technology were the biggest positive contributors to performance, whereas our software industry selections within technology were the largest detractors.
We expect technology companies to benefit from an increase in capital spending by corporations seeking to improve productivity. In the near term, however, any economic weakness could be an issue within the sector. We will continue to construct the Fund’s portfolio through bottom-up selection of individual securities. In doing so, we concentrate our efforts on fundamental analysis entailing a review of such factors as a company’s margin trends and free cash flow generation. We look for companies with high rates of innovation, sustainable competitive advantages, strong management teams, improving fundamentals and reasonable valuations. We will sell stocks when either their fundamentals deteriorate or their valuations become too high.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

TECHNOLOGY	-3.23%	10.14%	3.39%	8.19%

NYSE ARCA TECH 100 INDEX	-4.26	13.23	9.40	12.76

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
MATTHEW PERON
With Northern Trust since 2005
DEBORAH L. KOCH
With Northern Trust since 2003

GROWTH OF A $10,000 INVESTMENT

The NYSE Arca Tech 100 Index is an unmanaged index that tracks the performance of stocks within the technology sector.
Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
TOTAL NET ASSETS	$110 MILLION
NET ASSET VALUE	$11.98
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	EMERGING	ENHANCED			INTERNATIONAL
Amounts in thousands,	MARKETS	LARGE CAP	GROWTH	INCOME	GROWTH
except per share data	EQUITY FUND	FUND	EQUITY FUND	EQUITY FUND	EQUITY FUND

ASSETS :
Investments, at cost	$566,907	$72,363	$323,981	$397,505	$843,591
Investments, at value	$671,966	$69,232	$328,308	$408,406	$915,808
Cash	135 (1)	1	2	–	152
Foreign currencies, at value (cost $6,867 and $10,706, respectively)	7,072 (2)	–	–	–	11,339
Dividend income receivable	2,489	115	240	425	3,444
Interest income receivable	–	–	–	1,044	1
Receivable for foreign tax reclaimable	22	–	–	–	1,212
Receivable for securities sold	151	–	–	–	887
Receivable for variation margin on futures contracts	4,302	3	–	–	–
Receivable for fund shares sold	1,797	–	95	480	74
Receivable from investment adviser	–	3	12	54	8
Unrealized gain on forward foreign currency exchange contracts	1	–	–	–	–
Prepaid and other assets	1	1	1	1	3
Total Assets	687,936	69,355	328,658	410,410	932,928

LIABILITIES :
Cash overdraft	–	–	–	5	–
Unrealized loss on forward foreign currency exchange contracts	8	–	–	–	6
Payable for securities purchased	496	–	–	–	5,699
Payable for variation margin on futures contracts	208	–	–	–	–
Payable for fund shares redeemed	117	422	529	1,152	2,697
Payable to affiliates:
Investment advisory fees	46	4	54	67	178
Co-administration fees	20	2	10	12	27
Custody and accounting fees	19	4	3	4	21
Transfer agent fees	13	1	6	8	18
Trustee fees	1	1	5	2	6
Accrued other liabilities	19	22	48	98	91
Total Liabilities	947	456	655	1,348	8,743

Net Assets	$686,989	$68,899	$328,003	$409,062	$924,185

ANALYSIS OF NET ASSETS :
Capital stock	$579,393	$80,960	$336,204	$405,250	$825,139
Accumulated undistributed net investment income (loss)	(591)	23	44	(2,076)	3,552
Accumulated undistributed net realized gain (loss)	2,803	(8,967)	(12,572)	(5,013)	22,478
Net unrealized appreciation (depreciation)	105,384	(3,117)	4,327	10,901	73,016
Net Assets	$686,989	$68,899	$328,003	$409,062	$924,185

Shares Outstanding ($.0001 par value, unlimited authorization)	53,175	7,322	24,906	35,277	86,367
Net Asset Value, Redemption and Offering Price Per Share	$12.92	$9.41	$13.17	$11.60	$10.70

(1)	The amount includes restricted cash of $264 which covers margin requirements for open futures contracts. The net amount includes restricted cash of $264 and a cash overdraft of $129.

(2)	The amount includes restricted foreign currencies of $1,034 which covers margin requirements for open futures contracts.
See Notes to the Financial Statements.
EQUITY FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

LARGE CAP	MID CAP	SELECT	SMALL CAP	SMALL CAP	TECHNOLOGY
VALUE FUND	GROWTH FUND	EQUITY FUND	GROWTH FUND	VALUE FUND	FUND

$589,560	$156,403	$144,598	$44,853	$1,018,073	$101,966
$568,469	$159,545	$149,327	$46,331	$1,001,766	$109,920
–	3	1	1	2,395	–

–	–	–	–	–	–
1,328	48	148	30	1,563	36
1	–	–	–	5	–
–	–	–	–	–	–
13,414	10,236	2,231	1,753	37,030	2,218

–	–	–	–	203	–
256	5	88	45	3,686	2
–	12	6	–	133	7

–	–	–	–	–	–
2	1	1	1	1	1
583,470	169,850	151,802	48,161	1,046,782	112,184

11	–	–	–	–	–

–	–	–	–	–	–
8,167	3,911	–	815	83,376	1,494

–	–	–	–	–	–
1,167	134	2,600	9	1,119	343

95	27	25	9	156	21
17	5	4	1	28	3
4	3	3	2	6	2
11	3	3	1	19	2
6	2	1	2	3	2
107	23	435	23	247	31
9,585	4,108	3,071	862	84,954	1,898

$573,885	$165,742	$148,731	$47,299	$961,828	$110,286

$610,131	$228,168	$210,220	$209,988	$1,004,970	$1,112,701

(6)	(2)	117	(2)	2,188	(2)

(15,149)	(65,566)	(66,335)	(164,165)	(29,737)	(1,010,367)

(21,091)	3,142	4,729	1,478	(15,593)	7,954
$573,885	$165,742	$148,731	$47,299	$961,828	$110,286

56,111	10,290	6,925	3,767	72,295	9,207

$10.23	$16.11	$21.48	$12.56	$13.30	$11.98

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   15   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

	EMERGING	ENHANCED			INTERNATIONAL
	MARKETS	LARGE CAP	GROWTH	INCOME	GROWTH
Amounts in thousands	EQUITY FUND	FUND	EQUITY FUND	EQUITY FUND	EQUITY FUND

INVESTMENT INCOME :
Dividend income	$13,607 (1)	$2,722	$8,732	$11,405	$27,232 (2)
Interest income	527	274	398	6,085	223
Total Investment Income	14,134	2,996	9,130	17,490	27,455

EXPENSES :
Investment advisory fees	2,274	434	4,571	4,304	11,704
Co-administration fees	974	217	807	760	1,756
Custody fees	625	61	82	66	1,091
Accounting fees	85	35	74	71	137
Transfer agent fees	650	145	538	506	1,170
Registration fees	9	18	22	56	27
Printing fees	34	33	63	34	117
Professional fees	17	15	30	15	60
Shareholder servicing fees	–	–	20	672	35
Trustee fees and expenses	6	6	12	6	25
Interest expense	15	4	5	–	54
Other	14	14	27	15	53

Total Expenses	4,703	982	6,251	6,505	16,229
Less expenses reimbursed by investment adviser	–	(109)	(863)	(1,430)	(1,545)
Less custodian credits	(23)	(1)	(5)	(12)	–
Net Expenses	4,680	872	5,383	5,063	14,684

Net Investment Income (Loss)	9,454	2,124	3,747	12,427	12,771

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	13,375	(4,736)	36,822	8,153	134,243
Futures contracts	(1,125)	(381)	–	–	–
Foreign currency transactions	(22)	–	–	–	3,196
Net change in unrealized appreciation (depreciation) on:
Investments	75,517	(7,826)	(70,386)	(46,113)	(145,863)
Futures contracts	(159)	(53)	–	–	–
Forward foreign currency exchange contracts	6	–	–	–	(6)
Translation of other assets and liabilities denominated in foreign currencies	161	–	–	–	702
Net Gains (Losses) on Investments	87,753	(12,996)	(33,564)	(37,960)	(7,728)

Net Increase (Decrease) in Net Assets Resulting from Operations	$97,207	$(10,872)	$(29,817)	$(25,533)	$5,043

(1)	Net of $1,608 in non-reclaimable foreign withholding taxes.

(2)	Net of $3,411 in non-reclaimable foreign withholding taxes.
See Notes to the Financial Statements.
EQUITY FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2008

LARGE CAP	MID CAP	SELECT	SMALL CAP	SMALL CAP	TECHNOLOGY
VALUE FUND	GROWTH FUND	EQUITY FUND	GROWTH FUND	VALUE FUND	FUND

$32,406	$1,009	$2,013	$214	$16,390	$751
1,077	374	238	80	2,145	165
33,483	1,383	2,251	294	18,535	916

8,918	1,622	1,466	517	8,533	1,405
1,574	286	259	78	1,506	211
124	52	46	42	206	32
125	39	37	25	121	34
1,049	191	172	52	1,004	140
33	19	21	19	31	33
92	33	33	34	63	34
45	15	15	15	30	15
295	9	86	8	1,764	60
19	6	6	6	13	6
6	–	6	–	–	–
39	14	14	14	26	14

12,319	2,286	2,161	810	13,297	1,984

(761)	(378)	(431)	(162)	(3,234)	(226)
(11)	–	–	(1)	(23)	(1)
11,547	1,908	1,730	647	10,040	1,757

21,936	(525)	521	(353)	8,495	(841)

25,742	16,642	18,423	937	35,856	9,920
–	–	–	–	(7,319)	–
–	–	–	–	–	–

(171,118)	(11,634)	(11,079)	(5,879)	(176,100)	(10,567)
–	–	–	–	155	–

–	–	–	–	–	–

–	–	–	–	–	–
(145,376)	5,008	7,344	(4,942)	(147,408)	(647)

$(123,440)	$4,483	$7,865	$(5,295)	$(138,913)	$(1,488)

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   17   EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING		ENHANCED
	MARKETS		LARGE CAP		GROWTH		INCOME
	EQUITY FUND		FUND		EQUITY FUND		EQUITY FUND
Amounts in thousands	2008	2007(1)	2008	2007	2008	2007	2008	2007
OPERATIONS:
Net investment income (loss)	$9,454	$2,526	$2,124	$1,178	$3,747	$4,198	$12,427	$10,676
Net realized gains (losses)	12,228	2,438	(5,117)	4,035	36,822	22,300	8,153	22,524
Net change in unrealized appreciation (depreciation)	75,525	29,859	(7,879)	4,389	(70,386)	14,758	(46,113)	26,958
Net Increase (Decrease) in Net Assets Resulting from Operations	97,207	34,823	(10,872)	9,602	(29,817)	41,256	(25,533)	60,158

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	161,168	418,225	(49,322)	93,232	(154,917)	(153,307)	23,309	54,603
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	161,168	418,225	(49,322)	93,232	(154,917)	(153,307)	23,309	54,603

DISTRIBUTIONS PAID:
From net investment income	(10,850)	(1,397)	(2,115)	(1,145)	(3,722)	(4,737)	(14,214)	(11,828)
From net realized gains	(12,187)	–	(7,083)	(941)	(60,753)	(40,552)	(27,698)	(13,071)
Total Distributions Paid	(23,037)	(1,397)	(9,198)	(2,086)	(64,475)	(45,289)	(41,912)	(24,899)

Total Increase (Decrease) in Net Assets	235,338	451,651	(69,392)	100,748	(249,209)	(157,340)	(44,136)	89,862
NET ASSETS:
Beginning of period	451,651	–	138,291	37,543	577,212	734,552	453,198	363,336
End of period	$686,989	$451,651	$68,899	$138,291	$328,003	$577,212	$409,062	$453,198

Accumulated Undistributed Net Investment Income (Loss)	$(591)	$670	$23	$41	$44	$19	$(2,076)	$(1,382)

(1)	Commenced investment operations on April 25, 2006.
See Notes to the Financial Statements.
EQUITY FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

INTERNATIONAL
GROWTH		LARGE CAP		MID CAP		SELECT		SMALL CAP		SMALL CAP		TECHNOLOGY
EQUITY FUND		VALUE FUND		GROWTH FUND		EQUITY FUND		GROWTH FUND		VALUE FUND		FUND
2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

$12,771	$14,658	$21,936	$21,531	$(525)	$(388)	$521	$716	$(353)	$(452)	$8,495	$4,455	$(841)	$(1,172)
137,439	217,578	25,742	131,959	16,642	19,124	18,423	14,487	937	2,346	28,537	65,804	9,920	7,896
(145,167)	(6,986)	(171,118)	1,945	(11,634)	(19,518)	(11,079)	(9,062)	(5,879)	220	(175,945)	(41,322)	(10,567)	(6,741)
5,043	225,250	(123,440)	155,435	4,483	(782)	7,865	6,141	(5,295)	2,114	(138,913)	28,937	(1,488)	(17)

(37,734)	(305,536)	(339,632)	(48,125)	(23,892)	(134,000)	(37,271)	(72,157)	495	(18,025)	227,923	382,310	(34,763)	(62,744)
(37,734)	(305,536)	(339,632)	(48,125)	(23,892)	(134,000)	(37,271)	(72,157)	495	(18,025)	227,923	382,310	(34,763)	(62,744)

(15,002)	(21,201)	(28,994)	(20,912)	–	–	(615)	(700)	–	–	(8,607)	(4,198)	–	–
(229,479)	(111,568)	(105,693)	(102,269)	–	–	–	–	–	–	(69,882)	(67,470)	–	–
(244,481)	(132,769)	(134,687)	(123,181)	–	–	(615)	(700)	–	–	(78,489)	(71,668)	–	–

(277,172)	(213,055)	(597,759)	(15,871)	(19,409)	(134,782)	(30,021)	(66,716)	(4,800)	(15,911)	10,521	339,579	(36,251)	(62,761)

1,201,357	1,414,412	1,171,644	1,187,515	185,151	319,933	178,752	245,468	52,099	68,010	951,307	611,728	146,537	209,298
$924,185	$1,201,357	$573,885	$1,171,644	$165,742	$185,151	$148,731	$178,752	$47,299	$52,099	$961,828	$951,307	$110,286	$146,537

$3,552	$(725)	$(6)	$6,364	$(2)	$–	$117	$211	$(2)	$–	$2,188	$2,699	$(2)	$–

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   19   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS
EMERGING MARKETS EQUITY FUND

Selected per share data	2008	2007(4)
Net Asset Value, Beginning of Period	$11.11	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.09
Net realized and unrealized gains	2.09	1.08
Total from Investment Operations	2.28	1.17

LESS DISTRIBUTIONS PAID:
From net investment income (1)	(0.22)	(0.06)
From net realized gains	(0.25)	–
Total Distributions Paid	(0.47)	(0.06)

Net Asset Value, End of Period	$12.92	$11.11

Total Return(2)	20.17%	11.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$686,989	$451,651
Ratio to average net assets of:(3)
Expenses, net of credits	0.72%	0.77%
Expenses, before credits	0.72%	0.77%
Net investment income, net of credits	1.45%	1.23%
Net investment income, before credits	1.45%	1.23%
Portfolio Turnover Rate	11.32%	16.23%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	Commenced investment operations on April 25, 2006.
See Notes to the Financial Statements.
EQUITY FUNDS   20    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,
ENHANCED LARGE CAP FUND

Selected per share data	2008	2007	2006(3)
Net Asset Value, Beginning of Period	$11.25	$10.22	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.14	0.04
Net realized and unrealized gains (losses)	(1.24)	1.13	0.22
Total from Investment Operations	(1.06)	1.27	0.26

LESS DISTRIBUTIONS PAID:
From net investment income	(0.17)	(0.14)	(0.04)
From net realized gains	(0.61)	(0.10)	–
Total Distributions Paid	(0.78)	(0.24)	(0.04)

Net Asset Value, End of Period	$9.41	$11.25	$10.22

Total Return(1)	(10.04)%	12.50%	2.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$68,899	$138,291	$37,543
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.60%	0.60%	0.60%
Expenses, before reimbursements and credits	0.68%	0.78%	1.71%
Net investment income, net of reimbursements and credits	1.47%	1.49%	1.68%
Net investment income, before reimbursements and credits	1.39%	1.31%	0.57%
Portfolio Turnover Rate	191.20%	100.03%	22.05%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced investment operations on December 16, 2005.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   21   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued
GROWTH EQUITY FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.22	$16.24	$15.64	$15.00	$11.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.12	0.07	0.09	0.01
Net realized and unrealized gains (losses)	(1.10)	1.16	1.60	0.64	3.49
Total from Investment Operations	(0.98)	1.28	1.67	0.73	3.50

LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.13)	(0.06)	(0.09)	(0.01)
From net realized gains	(1.95)	(1.17)	(1.01)	—	—
Total Distributions Paid	(2.07)	(1.30)	(1.07)	(0.09)	(0.01)

Net Asset Value, End of Year	$13.17	$16.22	$16.24	$15.64	$15.00

Total Return(1)	(7.12)%	7.93%	10.72%	4.93%	30.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$328,003	$577,212	$734,552	$728,760	$766,233
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.16%	1.17%	1.24%	1.25%	1.25%
Net investment income, net of waivers, reimbursements and credits	0.70%	0.67%	0.42%	0.60%	0.06%
Net investment income (loss), before waivers, reimbursements and credits	0.54%	0.50%	0.18%	0.35%	(0.19)%
Portfolio Turnover Rate	72.00%	88.79%	60.23%	86.61%	105.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
EQUITY FUNDS   22    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
INCOME EQUITY FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$13.26	$12.06	$12.11	$12.11	$10.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.36	0.35	0.34	0.36
Net realized and unrealized gains (losses)	(0.90)	1.67	0.94	0.42	2.00
Total from Investment Operations	(0.58)	2.03	1.29	0.76	2.36

LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)	(0.39)	(0.37)	(0.46)	(0.40)
From net realized gains	(0.71)	(0.44)	(0.97)	(0.30)	–
Total Distributions Paid	(1.08)	(0.83)	(1.34)	(0.76)	(0.40)

Net Asset Value, End of Year	$11.60	$13.26	$12.06	$12.11	$12.11

Total Return(1)	(4.86)%	17.31%	11.06%	6.45%	23.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$409,062	$453,198	$363,336	$343,905	$319,188
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.28%	1.23%	1.34%	1.30%	1.27%
Net investment income, net of waivers, reimbursements and credits	2.45%	2.81%	2.80%	2.76%	3.20%
Net investment income, before waivers, reimbursements and credits	2.17%	2.58%	2.46%	2.46%	2.93%
Portfolio Turnover Rate	50.08%	32.85%	74.74%	58.81%	84.84%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   23   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued
INTERNATIONAL GROWTH EQUITY FUND

Selected per share data	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Year	$13.61	$12.62		$10.51	$9.35	$5.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.16		0.11	0.09	–
Net realized and unrealized gains (losses)	(0.04)	2.25		2.09	1.13	3.39
Total from Investment Operations	0.12	2.41		2.20	1.22	3.39

LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.19)	(0.23)		(0.09)	(0.06)	(0.02)
From net realized gains	(2.84)	(1.19)		–	–	–
Total Distributions Paid	(3.03)	(1.42)		(0.09)	(0.06)	(0.02)

Net Asset Value, End of Year	$10.70	$13.61		$12.62	$10.51	$9.35

Total Return(2)	(0.69)%	19.63%		21.00%	13.05%	56.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$924,185	$1,201,357		$1,414,412	$1,282,892	$586,529
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.26	%(3)	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.39%	1.40%		1.49%	1.45%	1.50%
Net investment income, net of waivers, reimbursements and credits	1.09%	1.14%		0.93%	1.15%	0.40%
Net investment income, before waivers, reimbursements and credits	0.95%	1.00%		0.69%	0.95%	0.15%
Portfolio Turnover Rate	74.69%	69.99%		98.16%	63.85%	73.36%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.
See Notes to the Financial Statements.
EQUITY FUNDS   24    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
LARGE CAP VALUE FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$13.70	$13.36	$13.44	$12.66	$8.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.27	0.25	0.16	0.12
Net realized and unrealized gains (losses)	(1.93)	1.59	0.90	0.76	3.74
Total from Investment Operations	(1.62)	1.86	1.15	0.92	3.86

LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.26)	(0.23)	(0.14)	(0.13)
From net realized gains	(1.45)	(1.26)	(1.00)	–	–
Total Distributions Paid	(1.85)	(1.52)	(1.23)	(0.14)	(0.13)

Net Asset Value, End of Year	$10.23	$13.70	$13.36	$13.44	$12.66

Total Return(1)	(13.12)%	14.04%	8.96%	7.31%	43.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$573,885	$1,171,644	$1,187,515	$1,175,150	$867,370
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.17%	1.18%	1.29%	1.24%	1.24%
Net investment income, net of waivers, reimbursements and credits	2.09%	1.83%	1.80%	1.39%	1.30%
Net investment income, before waivers, reimbursements and credits	2.02%	1.75%	1.61%	1.25%	1.16%
Portfolio Turnover Rate	68.10%	41.13%	33.10%	22.30%	15.08%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   25   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued
MID CAP GROWTH FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$15.80	$15.06	$12.91	$12.47	$9.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)	(0.03)	(0.05)	(0.10)	(0.06)
Net realized and unrealized gains	0.36	0.77	2.20	0.54	3.46
Total from Investment Operations	0.31	0.74	2.15	0.44	3.40

Net Asset Value, End of Year	$16.11	$15.80	$15.06	$12.91	$12.47

Total Return(1)	1.96%	4.91%	16.65%	3.53%	37.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$165,742	$185,151	$319,933	$311,668	$365,064
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.20%	1.18%	1.26%	1.26%	1.26%
Net investment loss, net of waivers, reimbursements and credits	(0.28)%	(0.17)%	(0.26)%	(0.59)%	(0.64)%
Net investment loss, before waivers, reimbursements and credits	(0.48)%	(0.35)%	(0.52)%	(0.85)%	(0.90)%
Portfolio Turnover Rate	295.78%	140.46%	149.57%	106.13%	228.75%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
EQUITY FUNDS   26    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
SELECT EQUITY FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$20.91	$20.17	$18.11	$17.86	$14.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.08	0.08	0.04	0.07	(0.03)
Net realized and unrealized gains	0.58	0.73	2.05	0.25	3.05
Total from Investment Operations	0.66	0.81	2.09	0.32	3.02

LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)	(0.07)	(0.03)	(0.07)	–
Total Distributions Paid	(0.09)	(0.07)	(0.03)	(0.07)	–

Net Asset Value, End of Year	$21.48	$20.91	$20.17	$18.11	$17.86

Total Return(1)	3.05%	4.09%	11.56%	1.76%	20.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$148,731	$178,752	$245,468	$307,334	$425,965
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.25%	1.25%	1.27%	1.42%	1.32%
Net investment income (loss), net of waivers, reimbursements and credits	0.30%	0.35%	0.17%	0.39%	(0.15)%
Net investment income (loss), before waivers, reimbursements and credits	0.05%	0.10%	(0.10)%	(0.03)%	(0.47)%
Portfolio Turnover Rate	157.49%	148.99%	145.09%	206.70%	200.55%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   27   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued
SMALL CAP GROWTH FUND

Selected per share data	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Year	$13.77	$12.93	$10.32	$9.79		$6.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)	(0.12)	(0.13)	(0.26)		(0.08)
Net realized and unrealized gains (losses)	(1.12)	0.96	2.74	0.79		3.13
Total from Investment Operations	(1.21)	0.84	2.61	0.53		3.05

Net Asset Value, End of Year	$12.56	$13.77	$12.93	$10.32		$9.79

Total Return(1)	(8.86)%	6.50%	25.29%	5.41%		45.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$47,299	$52,099	$68,010	$74,082		$178,801
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.26	%(2)	1.25%
Expenses, before waivers, reimbursements and credits	1.57%	1.53%	1.52%	1.49%		1.44%
Net investment loss, net of waivers, reimbursements and credits	(0.67)%	(0.80)%	(0.67)%	(0.88)%		(0.87)%
Net investment loss, before waivers, reimbursements and credits	(0.99)%	(1.08)%	(0.94)%	(1.11)%		(1.06)%
Portfolio Turnover Rate	244.58%	140.99%	150.83%	145.26%		291.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Expense ratio, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowing against a line of credit.
See Notes to the Financial Statements.
EQUITY FUNDS   28    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
SMALL CAP VALUE FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.62	$17.59	$15.15	$14.23	$9.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.09	0.13	0.10	0.10
Net realized and unrealized gains (losses)	(2.20)	0.91	3.57	1.76	5.23
Total from Investment Operations	(2.07)	1.00	3.70	1.86	5.33

LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.12)	(0.08)	(0.14)	(0.10)
From net realized gains	(1.11)	(1.85)	(1.18)	(0.80)	–
Total Distributions Paid	(1.25)	(1.97)	(1.26)	(0.94)	(0.10)

Net Asset Value, End of Year	$13.30	$16.62	$17.59	$15.15	$14.23

Total Return(1)	(12.63)%	5.78%	25.55%	13.11%	59.34%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$961,828	$951,307	$611,728	$482,494	$396,966
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.32%	1.24%	1.28%	1.28%	1.27%
Net investment income, net of waivers, reimbursements and credits	0.85%	0.68%	0.85%	0.79%	0.91%
Net investment income, before waivers, reimbursements and credits	0.53%	0.44%	0.57%	0.51%	0.64%
Portfolio Turnover Rate	47.25%	41.07%	31.58%	23.07%	50.46%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   29   EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,
TECHNOLOGY FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$12.38	$12.22	$10.48	$11.52	$7.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)	(0.10)	(0.11)	(0.14)	(0.11)
Net realized and unrealized gains (losses)	(0.31)	0.26	1.85	(0.90)	4.24
Total from Investment Operations	(0.40)	0.16	1.74	(1.04)	4.13

Net Asset Value, End of Year	$11.98	$12.38	$12.22	$10.48	$11.52

Total Return(1)	(3.23)%	1.31%	16.60%	(9.03)%	55.89%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$110,286	$146,537	$209,298	$255,160	$400,847
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.41%	1.38%	1.43%	1.48%	1.47%
Net investment loss, net of waivers, reimbursements and credits	(0.60)%	(0.68)%	(0.54)%	(0.69)%	(0.92)%
Net investment loss, before waivers, reimbursements and credits	(0.76)%	(0.81)%	(0.72)%	(0.92)%	(1.14)%
Portfolio Turnover Rate	133.45%	84.66%	75.95%	29.78%	60.58%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
EQUITY FUNDS   30    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4%
Argentina - 0.1%
BBVA Banco Frances S.A. ADR	4,900	$35
Petroleo Brasileiro S.A.	18,800	213
Telecom Argentina S.A. ADR *	17,520	371

		619

Bermuda - 0.3%
Central European Media Enterprises Ltd. *	5,900	507
Credicorp Ltd.	20,325	1,458

		1,965

Brazil - 5.8%
All America Latina Logistica S.A. *	79,700	805
B2W Companhia Global Do Varejo	10,600	357
Banco do Brasil S.A.	30,900	408
Banco Nossa Caixa S.A.	4,600	56
Bolsa de Mercadorias e Futuros - BM&F	52,500	480
Bovespa Holding S.A.	60,559	818
Brasil Telecom Participacoes S.A.	9,354	264
Centrais Eletricas Brasileiras S.A.	46,632	713
Cia de Concessoes Rodoviarias	25,700	380
Cia de Saneamento Basico do Estado de Sao Paulo	23,983	529
Cia Siderurgica Nacional S.A.	76,400	2,728
Cia Vale do Rio Doce	276,854	9,561
Cosan S.A. Industria e Comercio	16,100	239
CPFL Energia S.A.	22,400	452
Cyrela Brazil Realty S.A.	36,900	484
Diagnosticos da America S.A.	6,100	122
EDP - Energias do Brasil S.A.	12,200	182
Empresa Brasileira de Aeronautica S.A.	94,300	940
Gafisa S.A.	18,215	302
Gerdau S.A.	10,200	263
Global Village Telecom Holding S.A. *	12,600	238
JBS S.A. *	48,200	197
Localiza Rent A CAR	15,938	152
Lojas Renner S.A.	26,400	499
MMX Mineracao e Metalicos S.A. *	1,000	539
MRV Engenharia e Participacoes S.A. *	11,200	199
Natura Cosmeticos S.A.	22,900	234
Perdigao S.A.	20,142	462
Petroleo Brasileiro S.A. - Petrobras	234,966	12,027
Redecard S.A.	56,955	949
Souza Cruz S.A.	14,900	387
Tele Norte Leste Participacoes S.A.	14,700	508
Tractebel Energia S.A.	23,700	304
Unibanco - Uniao de Bancos Brasileiros S.A.	226,200	2,652

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Brazil - 5.8% continued
Usinas Siderurgicas de Minas Gerais S.A.	8,350	$490

		39,920

Chile - 1.3%
Banco de Credito e Inversiones	6,118	222
Banco Santander Chile S.A.	6,181,117	311
Banco Santander Chile S.A. ADR	3,400	178
CAP S.A.	15,083	509
Centros Comerciales Sudamericanos S.A.	162,047	693
Cia Cervecerias Unidas S.A. ADR	1,900	67
Cia de Telecomunicaciones de Chile S.A. ADR	10,100	86
Cia de Telecomunicaciones de Chile S.A., Class A	69,928	149
Cia Sudamericana de Vapores S.A. *	38,322	72
Colbun S.A.	1,194,799	228
Compania Cervecerias Unidas S.A.	16,066	114
CorpBanca S.A.	7,866,869	54
Cristalerias de Chile S.A.	3,190	38
Distribucion y Servicio D&S S.A.	348,895	144
Distribucion y Servicio D&S S.A. ADR	3,300	81
Empresa Nacional de Electricidad S.A. ADR	7,700	377
Empresa Nacional de Electricidad S.A./Chile	438,471	712
Empresa Nacional de Telecomunicaciones S.A.	19,097	339
Empresas CMPC S.A. *	18,463	760
Empresas COPEC S.A.	93,041	1,734
Empresas Iansa S.A.	243,229	16
Enersis S.A. ADR	18,200	322
Enersis S.A./Chile	1,739,165	614
Inversiones Aguas Metropolitanas S.A.	44,575	58
Lan Airlines S.A.	16,737	239
Lan Airlines S.A. ADR	9,000	127
Madeco S.A.	303,210	34
Masisa S.A.	553,522	129
Parque Arauco S.A.	35,930	44
SACI Falabella	57,877	312
Sociedad Quimica y Minera de Chile S.A. ADR	9,000	210
Vina Concha y Toro S.A.	42,743	79

		9,052

China - 8.0%
Air China Ltd.	480,000	405
Alibaba.com Ltd. *	200,500	420
Aluminum Corp. of China Ltd.	676,000	1,093
Angang New Steel Co. Ltd.	229,360	523
Anhui Conch Cement Co. Ltd.	92,000	638
Bank of China Ltd.	4,772,146	2,034

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   31   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMRGING MARKETS EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
China - 8.0% continued
Bank of Communications Co. Ltd.	1,157,000	$1,349
Beijing Capital International Airport Co. Ltd.	304,000	277
Byd Co. Ltd.	98,800	184
China BlueChemical Ltd.	268,000	142
China Citic Bank *	964,000	513
China Coal Energy Co.	350,000	617
China Communications Construction Co. Ltd.	878,000	1,938
China Communications Services Corp Ltd. *	278,000	191
China Construction Bank	5,601,643	4,222
China Eastern Airlines Corp. Ltd. *	236,000	121
China High Speed Transmission Equipment Group Co Ltd. *	173,500	255
China Life Insurance Co. Ltd.	1,455,502	5,045
China Merchants Bank Co. Ltd., Class H	258,000	892
China Molybdenum Co. Ltd. *	206,000	230
China National Building Material Co. Ltd	184,000	438
China Oilfield Services Ltd.	128,000	211
China Petroleum & Chemical Corp.	3,466,751	2,986
China Railway Construction Corp. *	315,000	433
China Railway Group Ltd. *	674,515	660
China Shenhua Energy Co. Ltd.	668,000	2,709
China Shipping Container Lines Co. Ltd.	675,800	260
China Shipping Development Co. Ltd.	284,000	902
China Southern Airlines Co. Ltd. *	188,000	148
China Telecom Corp. Ltd., Class H	2,896,000	1,817
China Vanke Co. Ltd.	123,920	277
COSCO Holdings	545,250	1,320
Country Garden Holdings Co. Ltd. *	668,000	581
Datang International Power Generation Co. Ltd.	614,000	325
Dongfang Electric Corp. Ltd.	26,000	105
Dongfeng Motor Group Co. Ltd.	614,000	276
Guangshen Railway Co. Ltd.	288,000	150
Guangzhou R&F Properties Co. Ltd.	210,800	566
Harbin Power Equipment	114,000	205
Huadian Power International Co.	216,000	54
Huaneng Power International, Inc.	614,000	468
Hunan Non-Ferrous Metal Corp. Ltd.	254,000	99
Industrial & Commercial Bank of China	8,592,000	5,976
Inner Mongolia Yitai Coal Co.	58,800	353
Jiangsu Express	268,000	241
Jiangxi Cooper Co. Ltd.	295,000	556
KWG Property Holding Ltd. *	116,000	99
Maanshan Iron & Steel	352,000	184
PetroChina Co. Ltd.	3,907,038	4,901

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
China - 8.0% continued
PICC Property & Casualty Co., Ltd.	462,000	$417
Ping An Insurance Group Co. of China Ltd.	295,000	2,087
Semiconductor Manufacturing International Corp. *	3,481,000	242
Shanghai Electric Group Co. Ltd.	584,000	356
Shanghai Forte Land Co.	140,000	52
Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	74,000	151
Shanghai Zhenhua Port Machinery Co.	108,900	148
Shenzhen Expressway Co. Ltd.	106,000	82
Sinopec Shanghai Petrochemical Co. Ltd.	456,000	159
Sinopec Yizheng Chemical Fibre Co. Ltd. *	220,000	46
Sinotrans Ltd.	228,000	67
Travelsky Technology Ltd.	72,000	54
Tsingtao Brewery Co. Ltd.	52,000	154
Weichai Power Co. Ltd.	20,000	74
Weiqiao Textile Co.	69,000	89
Xinao Gas Holdings Ltd.	90,000	163
Yantai Changyu Pioneer Wine Co.	30,000	189
Yanzhou Coal Mining Co. Ltd.	428,000	608
Zhejiang Expressway Co. Ltd.	279,000	244
Zijin Mining Group Co. Ltd. *	858,000	819
ZTE Corp.	29,800	140

		54,730

Colombia - 0.3%
BanColombia S.A.	54,100	1,918

Czech Republic - 0.7%
CEZ	42,370	3,234
Komercni Banka A/S	3,110	743
Telefonica O2 Czech Republic A/S	23,140	741
Unipetrol *	6,230	101
Zentiva N.V.	4,760	287

		5,106

Egypt - 0.8%
Alexandria Mineral Oils Co.	2,889	41
Commercial International Bank	30,850	521
Credit Agricole Egypt SAE *	9,223	41
Egypt Kuwait Holding Co.	97,800	430
Egyptian Co. for Mobile Services	7,114	257
Egyptian Financial Group-Hermes Holding	39,127	403
Egyptian International Pharmaceutical Industrial Co.	5,728	37
EL Ezz Aldekhela Steel Alexandria	592	160
El Ezz Steel Rebars SAE	17,583	296

See Notes to the Financial Statements.
EQUITY FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Egypt - 0.8% continued
Medinet Nasr Housing	3,962	$51
Misr Beni Suef Cement Co.	1,288	27
Olympic Group Financial Investments	3,868	54
Orascom Construction Industries	16,481	1,240
Orascom Hotels & Development *	17,627	282
Orascom Telecom Holding SAE	100,054	1,358
Oriental Weavers	3,320	35
Telecom Egypt	69,161	256

		5,489

Hong Kong - 5.6%
Agile Property Holdings Ltd.	324,000	345
Beijing Enterprises Holdinns Ltd.	100,000	384
Brilliance China Automotive Holdings Ltd. *	322,000	53
Chaoda Modern Agriculture	358,875	409
China Agri-Industries Holdings Ltd. *	282,000	170
China Everbright Ltd. *	158,000	311
China Foods Ltd *	130,000	73
China Insurance International Holdings Co Ltd. *	135,000	312
China Mengniu Dairy Co. Ltd.	198,000	582
China Merchants Holdings International Co. Ltd.	229,394	1,099
China Mobile Ltd.	1,234,486	18,468
China Netcom Group Corp. Hong Kong Ltd.	154,000	443
China Overseas Land & Investment Ltd.	820,000	1,527
China Resources Enterprise Ltd., Class H	246,000	797
China Resources Land Ltd.	370,000	646
China Resources Power Holdings Co.	292,000	579
China Travel International Inv HK	602,000	243
China Unicom Ltd.	372,000	789
Citic Pacific Ltd.	235,000	1,003
Citic Resources Holdings Ltd. *	266,000	97
CNOOC Ltd.	3,196,604	4,701
Cnpc Hong Kong Ltd.	390,000	180
Cosco Pacific Ltd.	222,000	432
Denway Motors Ltd.	1,016,000	434
FU JI Food and Catering Services Holdings Ltd.	34,000	57
Global Bio-Chem Technology Group Co. Ltd.	192,000	74
GOME Electrical Appliances Holdings Ltd.	310,000	712
Guangdong Investment Ltd.	540,000	268
Guangzhou Investment Co. Ltd.	650,000	134
Hengan International Group Ltd.	122,000	418
Hopson Development Holdings Ltd.	126,000	194
Li Ning Co. Ltd.	130,000	370
Nine Dragons Paper Holdings Ltd.	276,000	226
Shanghai Industrial Holdings Ltd.	116,000	441

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Hong Kong - 5.6% continued
Shenzhen Investment Ltd.	298,000	$127
Shimao Property Holdings Ltd.	313,000	561
Shougang Concord International Enterprises Co. Ltd.	422,000	100
Sinochem Hong Kong Holding Ltd.	372,000	343
TPV Technology Ltd.	220,000	131

		38,233

Hungary - 0.7%
Gedeon Richter Nyrt.	2,839	586
Magyar Telekom Telecommunications PLC	94,721	465
MOL Hungarian Oil and Gas Nyrt.	12,285	1,604
OTP Bank PLC	54,317	2,233

		4,888

India - 6.8%
ABB Ltd./India	10,950	324
ACC Ltd.	10,501	216
Aditya Birla Nuvo Ltd. *	7,383	259
Axis Bank *	41,416	820
Bajaj Auto Ltd.	5,993	104
Bharat Electronics Ltd.	2,919	78
Bharat Heavy Electricals Ltd.	24,485	1,264
Bharat Petroleum Corp. Ltd.	17,170	176
Cairn India Ltd. *	30,033	169
Centurion Bank of Punjab Ltd. *	219,603	238
Cipla Ltd./India	64,327	354
Dish TV India Ltd. *	24,513	30
DLF Ltd.	42,961	695
Dr Reddy’s Laboratories Ltd.	5,913	87
Dr. Reddy’s Laboratories Ltd. ADR	17,180	249
Essar Oil Ltd.*	51,439	264
GAIL India Ltd.	51,417	546
Glenmark Pharmaceuticals Ltd.	19,434	237
GMR Infrastructure Ltd. *	82,294	307
Grasim Industries Ltd. *	7,501	482
Gujarat Ambuja Cements Ltd.	126,729	384
HCL Technologies Ltd.	12,242	77
HDFC Bank Ltd.	13,982	463
HDFC Bank Ltd. ADR	11,070	1,087
Hero Honda Motors Ltd.	16,224	281
Hindalco Industries Ltd. *	104,012	431
Hindustan Unilever Ltd.	185,127	1,063
Housing Development Finance Corp.	42,858	2,554
ICICI Bank Ltd.	63,614	1,229
ICICI Bank Ltd. ADR	47,464	1,813

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   33   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
India - 6.8% continued
India Bulls Finance *	26,827	$108
Indiabulls Financial Services Ltd.	26,827	281
Indiabulls Real Estate Ltd. *	33,543	411
Indian Hotels Co. Ltd.	51,503	145
Infosys Technologies Ltd.	29,356	1,057
Infosys Technologies Ltd. ADR	61,349	2,194
Infrastructure Development Finance Co. Ltd.	135,655	513
ITC Ltd.	227,825	1,176
Jaiprakash Associates Ltd.	98,900	560
Jindal Steel & Power Ltd.	11,860	614
Kotak Mahindra Bank Ltd.	24,877	390
Larsen & Toubro Ltd.	20,591	1,565
Mahanagar Telephone Nigam	6,515	16
Mahanagar Telephone Nigam ADR	15,400	76
Mahindra & Mahindra Ltd.	28,258	493
Maruti Udyog Ltd.	14,604	301
NTPC Ltd.	77,079	379
Oil & Natural Gas Corp. Ltd.	53,399	1,307
Ranbaxy Laboratories Ltd.	30,357	333
Reliance Capital Ltd.	23,124	713
Reliance Communications Ltd.	126,821	1,614
Reliance Energy Ltd.	22,324	698
Reliance Industries Ltd. *	38,546	2,184
Reliance Industries Ltd., GDR (London Exchange) (1)*	44,845	5,088
Reliance Industries Ltd., GDR (OTC Exchange) (1)*	4,000	452
Reliance Natural Resources Ltd. *	124,364	311
Reliance Petroleum Ltd.*	107,624	421
Satyam Computer Services Ltd.	26,666	264
Satyam Computer Services Ltd. ADR	29,960	677
Siemens India Ltd.	17,444	269
State Bank of India Ltd.	14,449	579
Steel Authority Of India Ltd.	95,586	444
Sterlite Industries India Ltd. *	33,538	600
Sun Pharmaceuticals Industries Ltd. *	11,773	362
Tata Consultancy Services Ltd.	24,703	501
Tata Motors Ltd.	10,682	166
Tata Motors Ltd. ADR	27,750	433
Tata Power Company Ltd.	14,945	439
Tata Steel Ltd.	37,152	646
Tata Tea Ltd.	4,117	85
Ultra Tech Cement Ltd. *	6,436	127
Unitech Ltd.	69,285	478
United Spirits Ltd.	3,295	124

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
India - 6.8% continued
Videsh Sanchar Nigam Ltd.	9,892	$127
Wipro Ltd.	19,766	214
Wipro Ltd. ADR	35,940	414
Zee Entertainment Enterprises Ltd.	41,439	255

		46,885

Indonesia - 1.7%
Aneka Tambang Tbk PT	675,000	248
Astra Agro Lestari Tbk PT	80,000	227
Astra International Tbk PT	415,000	1,101
Bank Central Asia Tbk PT	2,531,500	899
Bank Danamon Indonesia Tbk PT	337,500	255
Bank Mandiri Persero Tbk PT	1,451,000	500
Bank Pan Indonesia Tbk PT *	634,000	44
Bank Rakyat Indonesia	1,122,500	773
Bumi Resources Tbk PT	3,570,500	2,430
Energi Mega Persada Tbk PT *	428,000	53
Gudang Garam Tbk PT	116,000	97
Indocement Tunggal Prakarsa Tbk PT	187,000	144
Indofood Sukses Makmur Tbk PT	842,000	214
Indosat Tbk PT	493,500	381
International Nickel Indonesia Tbk PT	395,000	302
Perusahaan Gas Negara PT	412,500	638
Ramayana Lestari Sentosa TbK PT	477,000	42
Semen Gresik Persero Tbk PT	290,000	159
Telekomunikasi Indonesia Tbk PT	2,061,821	2,177
Truba Alam Manunggal Engineering PT *	1,443,500	134
Unilever Indonesia Tbk PT	317,000	239
United Tractors Tbk PT	264,000	362

		11,419

Israel - 2.2%
Africa Israel Investments Ltd.	2,615	140
Aladdin Knowledge Systems Ltd. *	1,178	22
Alvarion Ltd. *	6,029	44
AudioCodes Ltd. *	4,300	17
Bank Hapoalim BM	194,506	753
Bank Leumi Le-Israel BM	171,431	736
Bezeq Israeli Telecommunication Corp. Ltd.	210,330	394
Cellcom Israel Ltd.	7,486	235
Check Point Software Technologies *	36,395	815
Clal Insurance	4,151	80
Delek Group Ltd.	431	65
Discount Investment Corp.	5,005	129
Elbit Systems Ltd.	4,681	258
Gazit Globe Ltd.	4,658	45

See Notes to the Financial Statements.
EQUITY FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Israel - 2.2% continued
Given Imaging Ltd. *	2,391	$40
Harel Insurance Investments Ltd.	1,339	66
IDB Development Corp. Ltd.	3,825	118
Israel (The) Corp. Ltd *	460	432
Israel Chemicals Ltd.	105,630	1,477
Israel Discount Bank Ltd. *	93,192	227
Koor Industries Ltd.	1,775	98
Makhteshim-Agan Industries Ltd.	58,625	430
Migdal Insurance Holdings Ltd.	49,482	72
Mizrahi Tefahot Bank Ltd.	24,435	192
Nice Systems Ltd. *	11,294	320
Oil Refineries Ltd.	189,598	169
Ormat Industries *	15,894	198
Partner Communications	15,214	339
RADWARE Ltd. *	2,592	27
Retalix Ltd. *	3,097	43
Strauss-Elite Ltd. *	3,096	45
Teva Pharmaceutical Industries Ltd.	157,447	7,283

		15,309

Luxembourg - 0.4%
Tenaris S.A. ADR	49,599	2,473

Malaysia - 2.5%
AirAsia Bhd. *	179,000	77
Alliance Financial Group Bhd.	128,000	108
AMMB Holdings Bhd.	320,737	347
Asiatic Development Bhd.	43,000	113
Astro All Asia Networks PLC	82,300	90
Berjaya Sports Toto Bhd.	152,600	246
British American Tobacco Malaysia Bhd.	26,200	349
Bumiputra-Commerce Holdings Bhd.	518,100	1,619
Bursa Malaysia Bhd.	62,000	176
Digi.Com Bhd.	29,000	222
DRB-Hicom Bhd.	100,000	40
Gamuda Bhd.	318,800	330
Genting Bhd	381,000	783
Guinness Anchor Bhd.	21,000	36
Hong Leong Bank Bhd.	91,600	167
Hong Leong Financial Group Bhd.	34,000	47
IGB Corp. Bhd.	156,000	77
IJM Corp. Bhd.	113,500	217
IOI Corp. Bhd.	682,350	1,522
IOI Properties Bhd.	8,000	30
KLCC Property Holdings Bhd.	76,000	70
KNM Group Bhd.	108,000	180

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Malaysia - 2.5% continued
Kuala Lumpur Kepong Bhd.	86,150	$438
Lafarge Malayan Cement Bhd.	70,800	94
Magnum Corp. Bhd.	153,000	161
Malayan Banking Bhd.	499,625	1,326
Malaysia International Shipping Corp. Bhd. (MISC)	230,600	665
Malaysian Airline System Bhd. *	54,000	60
Malaysian Bulk Carriers Bhd.	35,750	48
Malaysian Pacific Industries	13,000	36
Malaysian Resources Corp Bhd. *	96,000	41
Media Prima Bhd.	70,000	50
MMC Corp. Bhd.	116,400	118
Mulpha International Bhd. *	74,000	21
Multi-Purpose Holdings Bhd.	57,000	33
Petronas Dagangan Bhd.	53,600	135
Petronas Gas Bhd.	100,900	317
PLUS Expressways Bhd.	291,000	292
POS Malaysia & Services Holdings Bhd.	55,000	33
PPB Group Bhd.	92,000	296
Proton Holdings Bhd. *	53,000	65
Public Bank Bhd.	219,000	748
Resorts World Bhd.	604,500	652
RHB Capital Bhd.	78,000	117
Scomi Group Bhd.	109,000	34
Shell Refining Co. Federation of Malaya Bhd.	13,000	44
Sime Darby Berhad *	496,515	1,457
SP Setia Bhd.	158,100	185
Star Publications Malaysia Bhd.	45,000	48
TA Enterprise Bhd.	133,000	49
Tanjong PLC	45,600	240
Telekom Malaysia Bhd.	212,100	705
Tenaga Nasional Bhd.	263,400	607
UEM World Bhd.	125,000	127
UMW Holdings Bhd.	171,000	324
YTL Corp. Bhd.	168,400	392
YTL Corp. International Bhd.	191,146	145

		16,949

Mexico - 5.0%
Alfa S.A. de C.V., Class A *	62,000	414
America Movil S.A. de C.V., Series L	3,721,417	11,856
Axtel SAB de C.V. *	110,000	238
Banco Compartamos SA de C.V. *	43,000	189
Carso Global Telecom SAB de C.V. *	67,000	356
Carso Infraestructura Construccion S.A. de CV *	89,000	88

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   35   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Mexico - 5.0% continued
Cemex S.A. de C.V., CPO *	1,444,840	$3,816
Coca-Cola Femsa S.A. de C.V., Series L	51,000	289
Consorcio ARA SAB de C.V.	100,000	102
Controladora Comercial Mexicana S.A. de C.V., UBC *	67,000	189
Corp. GEO S.A. de C.V., Series B *	89,000	284
Desarrolladora Homex S.A. de C.V. *	31,000	301
Empresas ICA Sociedad Controladora S.A. de C.V. *	92,000	547
Fomento Economico Mexicano S.A. de C.V., UBD	445,000	1,871
Grupo Aeroportuario del Pacifico S.A. de C.V., Class B	92,000	416
Grupo Aeroportuario del Sureste S.A. de C.V., Class B	25,000	143
Grupo Bimbo S.A. de C.V., Series A	2,000	12
Grupo Bimbo SAB de C.V.	57,000	343
Grupo Carso S.A. de C.V., Series A1	116,000	490
Grupo Elektra SA de C.V. *	14,000	382
Grupo Financiero Banorte S.A. de C.V.	272,000	1,179
Grupo Mexico SAB de C.V., Series B	262,000	1,739
Grupo Modelo S.A., Series C	107,000	468
Grupo Televisa S.A., Series CPO	511,612	2,491
Industrias Penoles S.A. de C.V.	20,000	604
Kimberly-Clark de Mexico S.A. de C.V., Class A	93,000	412
Telefonos de Mexico S.A. de C.V., Series L	1,351,388	2,547
Urbi Desarrollos Urbanos S.A. de C.V. *	82,000	269
Wal-Mart de Mexico S.A. de C.V., Series V	612,971	2,594

		34,629

Morocco - 0.4%
Attijariwafa Bank	583	272
Banque Marocaine du Commerce Exterieur	802	351
Brasseries Maroc	100	27
Douja Promotion Groupe Addoha S.A.	1,020	617
Lafarge Ciments/Morocco	237	72
Managem	366	27
Marco Telecom	35,551	967
ONA S.A.	857	225
Samir	295	31
Societe Nationale d’Investissement	119	31
Sonasid	116	66

		2,686

Pakistan - 0.2%
Engro Chemical Pakistan Ltd.	8,624	45
Fauji Fertilizer Co. Ltd.	39,300	88

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Pakistan - 0.2% continued
Faysal Bank Ltd.	30,625	$26
HUB Power Co.	45,849	23
Lucky Cement Ltd.	15,653	35
MCB Bank Ltd.	50,852	337
National Bank Of Pakistan	38,005	141
Nishat Mills Ltd.	12,500	21
Oil & Gas Development Co. Ltd.	118,351	253
Pakistan Petroleum Ltd.	6,727	28
Pakistan State Oil Co. Ltd.	17,635	150
SUI Northern Gas Pipeline	21,044	23
United Bank Ltd.	39,490	100

		1,270

Philippines - 0.5%
Ayala Corp.	29,180	277
Ayala Land, Inc.	1,048,580	271
Banco de Oro Universal Bank	115,100	144
Bank of the Philippine Islands	218,340	278
Filinvest Land, Inc. *	725,000	18
First Philippine Holdings Corp.	23,300	23
Globe Telecom, Inc.	5,580	202
International Container Term Services Inc.	180,200	136
Jollibee Foods Corp.	70,400	81
Manila Electric Co. *	86,680	166
Megaworld Corp. *	1,645,000	97
Metropolitan Bank & Trust	115,700	112
Petron Corp.	182,000	25
Philippine Long Distance Telephone Co.	11,550	772
PNOC Energy Development Corp.	1,248,000	177
San Miguel Corp., Class B	25,800	30
SM Investments Corp.	30,827	208
SM Prime Holdings	794,251	162

		3,179

Poland - 1.7%
Agora S.A.	7,992	153
Asseco Poland S.A	5,728	187
Bank BPH	1,739	71
Bank Millennium S.A.	57,637	215
Bank Pekao S.A.	21,435	1,901
Bank Zachodni WBK S.A.	4,336	360
Bioton S.A. *	249,810	91
Boryszew S.A. *	4,024	15
BRE Bank S.A. *	1,720	280
Cersanit Krasnystaw S.A. *	14,043	165
Computerland	1,026	15

See Notes to the Financial Statements.
EQUITY FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Poland - 1.7% continued
Debica	499	$23
Echo Investment S.A. *	52,500	157
Getin Holding S.A. *	34,005	190
Globe Trade Centre S.A. *	24,354	410
Grupa Kety S.A.	914	49
Grupa Lotos SA	4,723	74
KGHM Polska Miedz S.A.	24,510	1,127
Orbis S.A.	5,412	141
PBG S.A. *	1,801	259
Polimex Mostostal S.A.	85,740	308
Polish Oil & Gas Co.	242,233	532
Polska Grupa Farmaceutycz	1,171	39
Polski Koncern Naftowy Orlen *	65,763	1,173
Pow szechna Kasa Oszczednosci Bank Polski S.A.	102,293	2,074
Prokom Software S.A.	1,125	65
Telekomunikacja Polska S.A.	143,364	1,424
TVN S.A.	30,374	313

		11,811

Russia - 9.6%
Comstar United Telesystems, GDR	33,831	350
Gazpromneft OAO	62,120	373
LUKOIL	12,955	1,108
LUKOIL ADR (London Exchange)	63,640	5,466
LUKOIL ADR (OTC Exchange)	19,800	1,683
Magnitogorsk Iron & Steel Works	320,231	400
Mechel ADR	7,155	814
MMC Norilsk Nickel	3,692	1,043
MMC Norilsk Nickel ADR	139,200	3,863
Mobile Telesystems ADR	41,055	3,114
NovaTek OAO, GDR (Registered)	15,613	1,261
Novolipetsk Steel, GDR (London Exchange)	9,200	377
Novolipetsk Steel, GDR (Registered)	7,117	306
OAO Gazprom	230,434	2,913
OAO Gazprom ADR (London Exchange)	420,720	21,473
OAO Gazprom ADR (OTC Exchange)	7,800	394
OGK-5	1,501,938	180
Pharmstandard GDR *	14,663	346
PIK Group GDR (Registered) *	19,052	480
Polyus Gold Co.	1,357	73
Polyus Gold Co. ADR	14,667	745
Rosneft Oil Co.	125,218	1,130
Rostelecom	6,515	79
Rostelecom ADR	11,710	843

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Russia - 9.6% continued
Sberbank RF	1,770,835	$5,543
Severstal	3,777	86
Severstal GDR	38,330	867
Sibirtelecom	543,451	53
Sistema JSFC, GDR	19,118	606
Surgutneftegaz *	230,349	230
Surgutneftegaz ADR (London Exchange)	600	29
Surgutneftegaz ADR (OTC Exchange)	24,655	1,233
Tatneft	16,230	105
Tatneft, GDR	12,895	1,678
TGC-5	4,629,423	4
TMK OAO, GDR (Registered)	4,572	149
Unified Energy System *	89,909	94
Unified Energy System ADR	14,728	1,530
Unified Energy System GDR (Registered) *	1,300	134
Uralsvyazinform ADR	5,600	62
Vimpel-Communications ADR	94,837	2,835
VolgaTelecom	15,348	77
VTB Bank OJSC, GDR (1)*	5,276	37
VTB Bank OJSC	339,018,352	1,219
Wimm-Bill-Dann Foods OJSC ADR	3,350	343

		65,728

South Africa - 6.1%
ABSA Group Ltd.	28,743	360
African Bank Investments Ltd.	162,934	535
African Rainbow Minerals Ltd.	24,599	683
Anglo Platinum Corp. Ltd.	14,582	2,140
Anglogold Ashanti Ltd.	45,791	1,549
Aspen Pharmacare Holdings Ltd. *	40,389	159
Aveng Ltd.	68,828	492
AVI Ltd.	40,787	80
Barloworld Ltd.	39,490	525
Bidvest Group Ltd.	55,516	767
Exxaro Resources Ltd.	27,183	371
FirstRand Ltd.	584,800	1,154
Foschini Ltd.	40,499	192
Fountainhead Property Trust	121,260	90
Gold Fields Ltd.	127,949	1,786
Grindrod Ltd.	32,296	88
Harmony Gold Mining Co. Ltd. *	69,378	827
Impala Platinum Holdings Ltd.	110,502	4,248
Imperial Holdings Ltd. *	35,009	343
Investec Ltd.	34,317	243
JD Group Ltd.	37,282	168

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   37   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
South Africa - 6.1% continued
Kumba Iron Ore Ltd.	15,686	$599
Lewis Group Ltd.	9,410	49
Liberty Group Ltd. *	21,853	198
Massmart Holdings Ltd.	39,839	328
Metropolitan Holdings Ltd.	59,212	98
Mittal Steel South Africa Ltd.	41,888	1,018
MTN Group Ltd.	307,066	4,658
Murray & Roberts Holdings Ltd.	63,117	743
Nampak Ltd.	59,732	121
Naspers Ltd.	80,467	1,399
Nedbank Group Ltd.	40,701	586
Network Healthcare Holdings Ltd. *	232,351	245
Pick’n Pay Stores Ltd.	41,611	146
Pretoria Portland Cement Co. Ltd.	107,093	529
Remgro Ltd.	47,869	1,157
Reunert Ltd.	34,924	243
RMB Holdings Ltd.	65,658	198
Sanlam Ltd.	457,915	1,077
Sappi Ltd.	39,793	452
Sasol Ltd.	123,217	5,934
Shoprite Holdings Ltd.	90,233	421
Spar Group (The) Ltd.	16,832	101
Standard Bank Group Ltd.	236,254	2,564
Steinhoff International Holdings Ltd.	194,604	435
Super Group Ltd.	44,499	40
Telkom S.A. Ltd.	59,811	971
Tiger Brands Ltd.	32,235	531
Truworths International Ltd.	89,304	281
Woolworths Holdings Ltd.	159,792	239

		42,161

South Korea - 13.2%
Amorepacific Corp.	639	346
Asiana Airlines	12,390	84
Cheil Communications, Inc.	506	122
Cheil Industries, Inc.	8,910	434
CJ CheilJedang Corp. *	1,335	296
Daegu Bank	23,930	322
Daelim Industrial Co.	5,970	765
Daewoo Engineering & Construction Co. Ltd.	28,460	622
Daewoo International Corp.	8,730	316
Daewoo Securities Co. Ltd. *	25,110	552
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	20,760	794
Daishin Securities Co. Ltd. *	5,570	128

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
South Korea - 13.2% continued
Daum Communications Corp. *	1,017	$76
DC Chemical Co. Ltd	2,290	875
Dongbu Insurance Co. Ltd. *	7,010	270
Dongkuk Steel Mill Co. Ltd.	7,350	288
Doosan Corp. *	1,675	324
Doosan Heavy Industries and Construction Co. Ltd.	6,790	911
Doosan Infracore Co. Ltd.	16,520	551
GS Engineering & Construction Corp.	7,620	1,119
GS Holdings Corp.	3,820	149
Hana Financial Group, Inc.	24,600	1,012
Hanjin Heavy Industries & Construction Co. Ltd. *	2,254	80
Hanjin Heavy Industries & Construction Co. Ltd.	6,095	386
Hanjin Heavy Industries and Construction Co. Ltd.	10,650	419
Hankook Tire Co. Ltd.	17,730	284
Hanmi Pharm Co. Ltd.	990	156
Hanwha Chem Corp.	9,350	159
Hanwha Corp.	8,910	473
Hite Brewery Co. Ltd.	2,524	284
Honam Petrochemical Corp.	2,780	227
Hynix Semiconductor, Inc. *	17,090	482
Hyosung Corp.	3,910	265
Hyundai Autonet Co. Ltd.	15,140	88
Hyundai Department Store Co. Ltd.	2,670	258
Hyundai Development Co.	13,710	951
Hyundai Engineering & Construction Co. Ltd.	9,590	835
Hyundai Heavy Industries	8,652	3,246
Hyundai Marine & Fire Insurance Co. Ltd. *	7,080	150
Hyundai Merchant Marine Co. Ltd.	7,480	340
Hyundai Mipo Dockyard	2,500	564
Hyundai Mobis	12,232	955
Hyundai Motor Co. Ltd.	31,962	2,550
Hyundai Securities Co. *	27,740	434
Hyundai Steel Co.	10,910	765
Industrial Bank of Korea	12,920	192
Kangwon Land, Inc.	21,190	438
KCC Corp.	1,010	463
KIA Motors Corp. *	37,830	436
Kookmin Bank	69,365	3,896
Korea Electric Power Corp.	53,576	1,621
Korea Exchange Bank	51,810	695
Korea Gas Corp.	4,150	308
Korea Investment Holdings Co. Ltd. *	7,860	370

See Notes to the Financial Statements.
EQUITY FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
South Korea - 13.2% continued
Korea Line Corp	1,010	$190
Korea Zinc Co. Ltd.	2,010	243
Korean Air Lines Co. Ltd.	7,478	405
Korean Reinsurance Co. *	11,679	120
KT Corp.	28,080	1,333
KT Freetel Co. Ltd. *	16,860	495
KT&G Corp.	22,468	1,761
Kumho Industrial Co. Ltd.	3,310	153
LG Chem Ltd.	11,298	846
LG Corp.	7,900	597
LG Dacom Corp.	5,740	109
LG Electronics, Inc.	19,464	2,501
LG Fashion Corp.	3,447	88
LG Household & Health Care Ltd.	2,124	366
LG International Corp.	4,902	99
LG Telecom Ltd	21,910	174
LG Philips LCD Co. Ltd.	22,000	984
Lotte Chilsung Beverage Co. Ltd.	70	66
Lotte Confectionery Co. Ltd.	150	193
Lotte Shopping Co. Ltd.	1,724	521
LS Cable Ltd.	3,460	313
Mirae Asset Securities Co. Ltd. *	3,842	541
NCSoft Corp.	2,410	112
NHN Corp. *	7,824	1,830
Nong Shim Co. Ltd.	518	94
Orion Corp.	520	90
Pacific Corp.	320	39
Poongsan Corp.	3,380	59
POSCO	15,209	7,280
Pusan Bank	24,410	306
S-Oil Corp.	8,920	569
S1 Corp. of Korea	2,960	154
Samsung Card Co.	6,500	308
Samsung Corp.	27,860	1,957
Samsung Electro-Mechanics Co. Ltd.	11,600	635
Samsung Electronics Co. Ltd.	22,738	14,448
Samsung Engineering Co. Ltd.	6,400	595
Samsung Fine Chemicals Co. Ltd.	2,650	145
Samsung Fire & Marine Insurance Co. Ltd. *	7,328	1,515
Samsung Heavy Industries Co. Ltd.	35,580	1,136
Samsung SDI Co. Ltd. *	6,630	522
Samsung Securities Co. Ltd. *	11,384	839
Samsung Techwin Co. Ltd.	10,410	569
Shinhan Financial Group Co. Ltd.	69,950	3,696

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
South Korea - 13.2% continued
Shinsegae Co. Ltd.	2,955	$1,864
SK Corp.	7,488	1,076
SK Energy Co. Ltd.	10,648	1,099
SK Networks Co. Ltd. *	7,330	152
SK Telecom Co. Ltd.	8,345	1,573
STX Engine Co. Ltd.	2,220	103
STX Pan Ocean Co. Ltd.	216,000	473
STX Shipbuilding Co. Ltd.	8,360	311
Taihan Electric Wire Co. Ltd.	3,550	192
Tong Yang Investment Bank *	14,871	246
Woongjin Coway Co. Ltd.	8,800	266
Woori Finance Holdings Co. Ltd.	21,210	370
Woori Investment & Securities Co. Ltd. *	17,060	363
Yuhan Corp.	804	151

		90,361

Taiwan - 11.4%
Acer, Inc.	481,379	864
Advanced Semiconductor Engineering, Inc.	824,777	805
Advantech Co. Ltd.	41,182	97
Asia Cement Corp.	313,361	559
Asia Optical Co., Inc.	38,834	104
Asustek Computer, Inc.	659,896	1,938
AU Optronics Corp.	1,302,452	2,243
Catcher Technology Co. Ltd.	96,209	354
Cathay Financial Holding Co. Ltd.	1,143,720	2,945
Cathay Real Estate Development Co. Ltd.	113,000	102
Chang Hwa Commercial Bank	703,000	532
Cheng Shin Rubber Industry Co. Ltd.	137,762	280
Cheng Uei Precision Industry Co. Ltd.	54,766	121
Chi Mei Optoelectronics Corp.	858,969	1,134
China Airlines	267,600	157
China Development Financial Holding Corp.	1,878,250	867
China Motor Corp.	71,746	69
China Steel Corp.	1,800,148	2,849
Chinatrust Financial Holding Co. *	1,498,480	1,457
Chunghw a Picture Tubes Ltd. *	1,154,000	353
Chunghw a Telecom Co. Ltd.	740,545	1,951
Chunghw a Telecom Co. Ltd. ADR	24,823	646
CMC Magnetics Corp. *	479,000	159
Compal Communications, Inc.	28,245	50
Compal Electronics, Inc.	607,161	584
Compeq Manufacturing Co.	101,000	34
D-Link Corp.	109,017	182
Delta Electronics, Inc.	314,495	932

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   39   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Taiwan - 11.4% continued
E.Sun Financial Holding Co. Ltd. *	511,200	$313
Epistar Corp.	88,170	249
Eternal Chemical Co. Ltd.	78,736	92
Eva Airways Corp. *	164,000	98
Evergreen Marine Corp. Tawain Ltd.	220,180	218
Everlight Electronics Co. Ltd.	39,000	134
Far Eastern Department Stores Co. Ltd.	128,000	213
Far Eastern Textile Co. Ltd.	571,798	966
Far EasTone Telecommunications Co. Ltd.	116,345	199
Firich Enterprises Co. Ltd.	11,000	113
First Financial Holding Co. Ltd.	916,995	963
Formosa Chemicals & Fibre Co.	566,520	1,462
Formosa Petrochemical Corp.	391,000	1,164
Formosa Plastics Corp.	825,390	2,501
Formosa Taffeta Co. Ltd.	147,540	167
Foxconn Technology Co. Ltd.	91,735	550
Fubon Financial Holding Co. Ltd.	741,000	848
Gigabyte Technology Co. Ltd.	76,000	61
HannStar Display Corp. *	874,328	378
High Tech Computer Corp.	95,520	2,152
HON HAI Precision Industry Co. Ltd.	1,038,072	5,961
Hua Nan Financial Holdings Co. Ltd.	637,000	588
InnoLux Display Corp.	350,900	936
Inotera Memories, Inc.	636,320	566
Inventec Appliances Corp.	25,305	50
Inventec Co. Ltd.	337,134	207
KGI Securities Co. Ltd.	405,000	307
Kinpo Electronics	112,954	39
Kinsus Interconnect Technology Corp.	37,400	101
Largan Precision Co. Ltd.	21,930	227
Lite-On Technology Corp.	353,268	412
Macronix International	509,805	234
MediaTek, Inc.	174,510	2,278
Mega Financial Holding Co. Ltd.	1,742,000	1,370
Micro-Star International Co. Ltd.	108,528	93
Mitac International	238,231	216
Mosel Vitelic, Inc.	163,770	134
Motech Industries, Inc.	16,975	118
Nan Ya Plastics Corp.	1,026,800	2,556
Nan Ya Printed Circuit Board Corp.	35,925	172
Nanya Technology Corp.	535,932	320
Novatek Microelectronics Corp. Ltd.	93,357	344
Oriental Union Chemical Corp.	60,180	68
Pan-International Industrial	40,000	72

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Taiwan - 11.4% continued
Phoenix Precision Technology Corp.	84,176	$60
Polaris Securities Co. Ltd. *	308,281	223
POU Chen Corp.	413,042	402
Powerchip Semiconductor Corp.	1,605,758	601
Powertech Technology, Inc.	67,850	247
President Chain Store Corp.	104,000	357
ProMOS Technologies, Inc.	1,345,000	330
Qisda Corp. *	241,200	206
Quanta Computer, Inc.	373,737	517
Realtek Semiconductor Corp.	82,286	246
Richtek Technology Corp.	11,000	89
Ritek Corp. *	339,000	88
Shin Kong Financial Holding Co. Ltd.	753,579	567
Siliconware Precision Industries Co.	557,611	949
Sino-American Silicon Products Inc.	28,000	194
Sinopac Financial Holdings Co. Ltd.	1,216,000	577
Synnex Technology International Corp.	158,445	432
Taishin Financial Holdings Co. Ltd. *	988,000	495
Taiwan Cement Corp.	513,314	1,008
Taiwan Cooperative Bank	215,000	212
Taiwan Fertilizer Co. Ltd.	139,000	608
Taiwan Glass Industrial Corp.	107,495	133
Taiwan Mobile Co. Ltd.	386,921	746
Taiwan Navigation Co. Ltd.	26,000	50
Taiwan Secom Co. Ltd.	34,100	70
Taiwan Semiconductor Manufacturing Co. Ltd.	4,354,267	9,066
Tatung Co. Ltd. *	803,000	519
Teco Electric and Machinery Co. Ltd.	348,000	215
Transcend Information Inc.	39,000	117
Tripod Technology Corp.	64,980	221
Tung Ho Steel Enterprise Corp.	111,000	207
U-Ming Marine Transport Corp.	94,000	284
Uni-President Enterprises Corp.	569,140	846
Unimicron Technology Corp.	138,720	192
United Microelectronics Corp.	2,488,022	1,535
Vanguard International Semiconductor Corp.	131,287	94
Via Technologies, Inc. *	156,000	87
Wafer Works Corp.	25,000	106
Walsin Lihwa Corp.	583,000	288
Wan Hai Lines Ltd.	222,200	209
Waterland Financial Holdings	183,600	73
Winbond Electronics Corp.	614,000	182
Wintek Corp.	156,508	143
Wistron Corp.	224,698	355

See Notes to the Financial Statements.
EQUITY FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Taiwan - 11.4% continued
Ya Hsin Industrial Co. Ltd. *	121,548	$-
Yageo Corp.	454,000	167
Yang Ming Marine Transport	250,989	198
Yieh Phui Enterprise	105,018	51
Yuanta Financial Holdings *	1,145,285	1,086
Yuen Foong Yu Paper Manufacturing Co. Ltd.	147,205	67
Yulon Motor Co. Ltd.	153,963	224
Zinwell Corp.	32,000	82
Zyxel Communications Corp.	60,261	70

		78,669

Thailand - 1.5%
Advanced Info Service PCL (Registered)	179,000	569
Airports of Thailand PCL	88,600	160
Bangkok Bank PCL	80,900	348
Bangkok Bank PCL (Registered)	192,100	851
Bangkok Expressway PCL	61,600	40
Bank of Ayudhya PCL *	269,400	198
Banpu PCL	1,600	21
Banpu PCL (Registered)	33,000	451
BEC World PCL (Registered)	196,500	178
Central Pattana PCL (Registered)	132,900	119
CP Seven Eleven PCL	475,300	159
Electricity Generating PCL	8,100	25
Electricity Generating PCL	32,200	101
Glow Energy PCL	100,200	102
Hana Microelectronics PCL	57,600	34
IRPC PCL	1,928,700	352
Kasikornbank PCL	109,000	313
Kasikornbank PCL (Registered)	240,500	706
Krung Thai Bank PCL *	559,800	181
Land and Houses PCL (Registered)	444,100	144
Precious Shipping PCL (Registered)	41,200	32
PTT Aromatics & Refining PCL	269,943	324
PTT Chemical PCL (Registered)	72,700	242
PTT Exploration & Production PCL (Registered)	237,700	1,140
PTT PCL (Registered)	172,200	1,750
Ratchaburi Electricity Generating Holding PCL (Registered)	74,900	109
Siam Cement PCL	15,900	108
Siam Cement PCL (Registered)	71,200	494
Siam City Cement PCL	14,200	103
Siam Commercial Bank PCL (Registered)	199,000	588
Siam Makro PCL (Registered)	15,600	50
Thai Airways International PCL	105,500	97

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
Thailand - 1.5% continued
Thai Oil PCL	79,000	$176
Thanachart Capital PCL	67,600	33
TMB Bank PCL *	4,027,100	168
True Corp. PCL *	184,600	29

		10,495

Turkey - 1.1%
Adana Cimento	6,474	31
Akbank TAS	184,389	775
Akcansa Cimento A.S.	4,741	19
Aksigorta A.S.	25,849	94
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	45,846	410
Arcelik	21,718	86
Asya Katilim Bankasi A.S. *	11,140	70
Aygaz A.S.	8,692	29
Cimsa Cimento Sanayi VE Tica	3,605	18
Dogan Sirketler Grubu Holdings *	101,943	103
Dogan Yayin Holding *	45,448	78
Enka Insaat ve Sanayi A.S.	22,329	275
Eregli Demir ve Celik Fabrikalari TAS	85,330	599
Ford Otomotiv Sanayi A.S.	13,832	108
Haci Omer Sabanci Holding A.S.	87,379	273
Hurriyet Gazetecilik A.S. *	37,158	57
Is Gayrimenkul Yatirim Ortakligi A.S. *	20,060	15
KOC Holding A.S. *	71,549	200
Migros Turk TAS	20,058	295
Petkim Petrokimya Holding *	17,144	84
Tofas Turk Otomobil Fabrikasi A.S.	25,295	82
Trakya Cam Sanayi A.S.	16,348	21
Tupras Turkiye Petrol Rafine	25,743	570
Turk Sise ve Cam Fabrikalari A.S.	63,271	78
Turkcell Iletisim Hizmet AS	112,681	953
Turkiye Garanti Bankasi A.S.	214,943	968
Turkiye Halk Bankasi A.S. *	61,199	340
Turkiye Is Bankasi	197,827	733
Turkiye Vakiflar Bankasi Tao	145,632	266
Ulker Gida Sanayi ve Ticaret A.S.	8,260	16
Vestel Elektronik Sanayi *	13,190	16
Yapi ve Kredi Bankasi *	134,212	260

		7,922

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   41   EQUITY FUNDS

SCHEDULE OF INVESTMENTS
EMERGING MARKETS EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.4% continued
United States - 0.5%
Lenovo Group Ltd.	664,000	$426
Southern Copper Corp.	26,865	2,789

		3,215

Total Common Stocks

(Cost $519,319)(2)		607,081

CONVERTIBLE PREFERRED STOCK - 0.0%
India - 0.0%
Tata Steel Ltd. *	26,149	69

Total Convertible Preferred Stock

(Cost $66)(2)		69

PREFERRED STOCKS - 8.8%
Brazil - 8.2%
Aracruz Celulose S.A., Class B	102,700	702
Banco Bradesco S.A.	201,378	5,610
Banco do Estado do Rio Grande do Sul	32,400	170
Banco Itau Holding Financeira S.A.	201,464	4,601
Bradespar S.A.	25,000	676
Brasil Telecom Participacoes S.A.	44,142	592
Brasil Telecom S.A.	32,100	354
Braskem S.A., Class A	29,900	254
Centrais Eletricas Brasileiras S.A. , Class B	42,462	611
Cia Brasileira de Distribuicao Grupo Pao de Acucar	13,002	267
Cia de Bebidas das Americas	34,614	2,608
Cia de Tecidos do Norte de Minas - Coteminas	10,136	50
Cia Energetica de Minas Gerais	58,636	1,054
Cia Energetica de Sao Paulo *	31,405	516
Cia Paranaense de Energia, Class B	21,321	349
Cia Vale do Rio Doce, Class A	395,434	11,464
Duratex S.A.	15,000	288
Eletropaulo Metropolitana de Sao Paulo S.A.,
Class A *	160,000	13
Eletropaulo Metropolitana de Sao Paulo S.A.,
Class B	4,195,400	330
Fertilizantes Fosfatados S.A.	5,100	239
Gerdau S.A.	64,000	1,976
Gol Linhas Aereas Inteligentes S.A.	9,900	147
Investimentos Itau S.A.	193,800	1,139
Klabin S.A.	92,300	306
Lojas Americanas S.A.	67,474	503
Metalurgica Gerdau S.A.	11,100	463

	NUMBER	VALUE
	OF SHARES	(000S)
PREFERRED STOCKS - 8.8% continued
Brazil - 8.2% continued
Net Servicos de Comunicacao S.A.
(Sao Paolo Exchange) *	34,196	$366
Petroleo Brasileiro S.A. - Petrobras	322,533	13,622
Sadia S.A.	73,900	439
Suzano Papel e Celulose S.A.	25,100	380
Tam S.A.	15,500	299
Tele Norte Leste Participacoes S.A.	55,400	1,474
Telemar Norte Leste S.A.	8,700	452
Tim Participacoes S.A.	136,910	444
Ultrapar Participacoes S.A.	17,600	620
Usinas Siderurgicas de Minas Gerais S.A.,
Class A	35,350	1,986
Vivo Participacoes S.A. *	104,700	611
Votorantim Celulose e Papel S.A.	18,700	536

		56,511

Chile - 0.1%
Embotelladora Andina S.A.	10,199	31
Embotelladora Andina S.A., Class B	13,179	45
Sociedad Quimica y Minera de Chile S.A.	15,851	370

		446

Russia - 0.2%
Sberbank	32,818	65
Surgutneftegaz *	87,060	43
Surgutneftegaz ADR (Preferred)	13,130	641
Transneft OAO	310	434
Unified Energy System *	381,125	337

		1,520

South Korea - 0.3%
Hyundai Motor Co.	6,880	227
LG Electronics, Inc.	2,540	145
Samsung Electronics Co. Ltd.	4,291	1,949

		2,321

Total Preferred Stocks

(Cost $43,528)(2)		60,798

RIGHTS - 0.0%
Engro Chemical Pakistan Ltd.	862	2
Indian Hotels Co. Ltd.	10,300	12
Indian Hotels Co. Ltd. (3)*	5,150	–
Resorts World Bhd.	60,450	10

Total Rights

(Cost $-) (2)		24

See Notes to the Financial Statements.
EQUITY FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENT - 0.6%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$3,994	$3,994

Total Short-Term Investment

(Cost $3,994)		3,994

Total Investments - 97.8%

(Cost $566,907)		671,966
Other Assets less Liabilities - 2.2%		15,023

NET ASSETS - 100.0%		$686,989
(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of the foreign securities.
(3)	The security has been deemed worthless by the NTGI Valuation Committee.
*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Emerging Markets Equity Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN (LOSS)
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)
DAX Index	6	$1,561	Long	6/08	$48
Hang Seng
Index	17	2,472	Long	4/08	29
JSE All Share
Index	165	5,688	Long	6/08	(77)
MSCI Taiwan
SGX	96	3,156	Long	4/08	(50)
SPI 200
Index	27	3,327	Long	6/08	117
TOPIX Index	9	1,097	Long	6/08	(18)

Total					$49

At March 31, 2008, the industry sectors (unaudited) for the Emerging Markets Equity Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	5.0%
Consumer Staples	4.2
Energy	17.5
Financials	20.3
Health Care	1.7
Industrials	10.0
Information Technology	11.0
Materials	15.5
Telecommunication Services	11.6
Utilities	3.2

Total	100.0%

At March 31, 2008, the Emerging Markets Equity Fund’s investments were denominated in the following currencies (unaudited):

% OF LONG-TERM
CONCENTRATION BY CURRENCY	INVESTMENTS
Brazilian Real	14.4%
Hong Kong Dollar	13.9
Korean Won	13.9
U.S. Dollar	13.5
Taiwan Dollar	11.7
South African Rand	6.3
Indian Rupee	5.2
Mexcian Peso	5.2
All other currencies less than 5%	15.9

Total	100.0%

At March 31, 2008, the Emerging Markets Equity Fund had outstanding forward foreign currency exchange contracts as follows:

	AMOUNT	IN	AMOUNT
CONTRACTS	(LOCAL	EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMNT	GAIN (LOSS)
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
Brazilian
Real	31	U.S. Dollar	18	4/1/08	$1
Brazilian
Real	98	U.S. Dollar	56	4/2/08	–
Egyptian
Pound	4,071	U.S. Dollar	739	4/2/08	(8)

Total					$(7)

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   43   EQUITY FUNDS

SCHEDULE OF INVESTMENTS
ENHANCED LARGE CAP FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.4%
Advertising - 0.3%
Omnicom Group, Inc.	5,100	$225

Aerospace/Defense - 3.6%
Boeing (The) Co.	6,100	454
L-3 Communications Holdings, Inc.	3,800	416
Lockheed Martin Corp.	5,500	546
Northrop Grumman Corp.	6,500	506
Raytheon Co.	7,900	510
United Technologies Corp.	859	59

		2,491

Agriculture - 2.8%
Altria Group, Inc.	17,400	386
Archer-Daniels-Midland Co.	10,000	412
Philip Morris International,Inc. *	17,400	880
Reynolds American, Inc.	4,700	277

		1,955

Apparel - 0.4%
NIKE, Inc., Class B	4,100	279

Auto Manufacturers - 0.2%
Ford Motor Co. *	24,200	138

Banks - 4.0%
Bank of America Corp.	18,203	690
Bank of New York Mellon (The) Corp.	2,800	117
Capital One Financial Corp.	1,200	59
Comerica, Inc.	2,800	98
KeyCorp	13,300	292
National City Corp.	33,100	329
Regions Financial Corp.	12,700	251
SunTrust Banks, Inc.	300	17
Wachovia Corp.	23,000	621
Wells Fargo & Co.	9,000	262

		2,736

Beverages - 2.6%
Brown-Forman Corp., Class B	4,200	278
Coca-Cola (The) Co.	6,600	402
Coca-Cola Enterprises, Inc.	15,900	385
Pepsi Bottling Group, Inc.	11,000	373
PepsiCo, Inc.	4,600	332

		1,770

Biotechnology - 0.7%
Amgen, Inc. *	1,500	63
Biogen Idec, Inc. *	6,700	413

		476

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.4% continued
Building Materials - 0.3%
Masco Corp.	11,700	$232

Chemicals - 2.6%
Dow Chemical (The) Co.	15,000	553
du Pont (E.I.) de Nemours & Co.	11,400	533
Monsanto Co.	2,900	323
Sherw in-Williams (The) Co.	7,300	373

		1,782

Commercial Services - 0.3%
Automatic Data Processing, Inc.	4,300	182

Computers - 4.8%
Affiliated Computer Services, Inc., Class A *	2,900	145
Apple, Inc. *	2,800	402
Hewlett-Packard Co.	22,800	1,041
IBM Corp.	11,100	1,278
Lexmark International, Inc., Class A *	11,000	338
Sun Microsystems, Inc. *	6,500	101

		3,305

Cosmetics/Personal Care - 2.4%
Procter & Gamble Co.	23,600	1,654

Diversified Financial Services - 6.8%
American Express Co.	7,100	310
Ameriprise Financial, Inc.	7,600	394
Charles Schw ab (The) Corp.	23,500	442
CIT Group, Inc.	5,300	63
Citigroup, Inc.	31,000	664
CME Group, Inc.	300	141
Fannie Mae	5,600	147
Goldman Sachs Group (The), Inc.	4,400	728
Janus Capital Group, Inc.	2,400	56
JPMorgan Chase & Co.	28,100	1,207
Lehman Brothers Holdings, Inc.	8,100	305
Morgan Stanley	3,100	142
NYSE Euronext	1,600	99

		4,698

Electric - 3.1%
Duke Energy Corp.	28,500	509
Edison International	9,568	469
Entergy Corp.	1,900	207
FPL Group, Inc.	8,100	508
Public Service Enterprise Group, Inc.	11,400	458

		2,151

Electrical Components & Equipment - 0.2%
Emerson Electric Co.	3,300	170

See Notes to the Financial Statements.
EQUITY FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.4% continued
Electronics - 0.8%
Agilent Technologies,Inc. *	3,300	$98
Applera Corp., - Applied Biosystems Group	11,600	381
Thermo Fisher Scientific Inc. *	100	6
Tyco Electronics Ltd.	1,200	41

		526

Environmental Control - 0.1%
Allied Waste Industries, Inc. *	8,100	88

Food - 0.6%
General Mills, Inc.	5,600	335
Heinz (H.J.) Co.	1,200	57
Kroger (The) Co.	900	23

		415

Gas - 0.7%
Sempra Energy	8,500	453

Hand/Machine Tools - 0.2%
Stanley Works (The)	2,800	133

Healthcare - Products - 3.9%
Baxter International, Inc.	9,457	547
Covidien Ltd.	11,000	487
Johnson & Johnson	22,600	1,466
Medtronic, Inc.	3,300	159

		2,659

Healthcare - Services - 1.3%
Aetna, Inc.	7,600	320
Humana, Inc. *	6,500	292
UnitedHealth Group, Inc.	3,500	120
WellPoint, Inc. *	3,100	137

		869

Home Builders - 0.0%
Centex Corp.	1,300	31

Insurance - 4.7%
ACE Ltd.	700	39
American International Group, Inc.	14,800	640
Chubb Corp.	7,200	356
CIGNA Corp.	7,100	288
Hartford Financial Services Group, Inc.	2,000	152
Metlife, Inc.	10,500	633
Prudential Financial, Inc.	7,200	563
Travelers Cos. (The), Inc.	11,400	545

		3,216

Internet - 1.6%
Amazon.com, Inc. *	200	14
eBay, Inc. *	6,700	200

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.4% continued
Internet - 1.6% continued
Expedia, Inc. *	10,900	$238
Google, Inc., Class A *	1,300	573
Symantec Corp. *	3,300	55

		1,080

Iron/Steel - 1.0%
Nucor Corp.	7,100	481
United States Steel Corp.	1,500	190

		671

Leisure Time - 0.0%
Carnival Corp.	700	28

Machinery - Diversified - 0.0%
Manitowoc Co. (The), Inc.	300	12

Media - 3.3%
CBS Corp., Class B	19,300	426
Disney (The Walt) Co.	18,500	581
Meredith Corp.	5,900	226
Time Warner, Inc.	45,500	638
Viacom, Inc., Class B *	9,600	380

		2,251

Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc.	6,200	597

Miscellaneous Manufacturing - 6.6%
Cooper Industries Ltd., Class A	9,600	386
Dover Corp.	4,300	180
Eaton Corp.	5,100	406
General Electric Co.	50,500	1,869
Illinois Tool Works, Inc.	9,600	463
Ingersoll-Rand Co. Ltd., Class A	6,400	285
Parker Hannifin Corp.	6,450	447
Tyco International Ltd.	11,600	511

		4,547

Office/Business Equipment - 0.6%
Xerox Corp.	29,000	434

Oil & Gas - 10.7%
Apache Corp.	1,100	133
Chevron Corp.	16,700	1,426
ConocoPhillips	13,849	1,055
Devon Energy Corp.	900	94
ENSCO International, Inc.	5,100	319
Exxon Mobil Corp.	36,400	3,079
Noble Energy, Inc.	5,900	430
Occidental Petroleum Corp.	9,800	717

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   45   EQUITY FUNDS

SCHEDULE OF INVESTMENTS
ENHANCED LARGE CAP FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.4% continued
Oil & Gas - 10.7% continued
Valero Energy Corp.	3,100	$152

		7,405

Oil & Gas Services - 2.0%
National-Oilwell Varco, Inc. *	8,800	514
Schlumberger Ltd.	2,900	252
Transocean, Inc. *	4,386	593

		1,359

Pharmaceuticals - 4.8%
Abbott Laboratories	2,875	158
Express Scripts, Inc. *	1,400	90
Forest Laboratories, Inc. *	6,700	268
Gilead Sciences, Inc. *	6,300	325
King Pharmaceuticals, Inc. *	200	2
Lilly (Eli) & Co.	11,000	567
Merck & Co., Inc.	19,500	740
Pfizer, Inc.	56,900	1,191

		3,341

Real Estate Investment Trusts - 0.9%
Equity Residential	8,800	365
Public Storage	3,100	275

		640

Retail - 5.2%
Autozone, Inc. *	2,100	239
Best Buy Co., Inc.	10,200	423
Big Lots, Inc. *	17,100	381
CVS Caremark Corp.	17,300	701
Family Dollar Stores, Inc.	3,100	61
Gap (The), Inc.	13,700	270
Macy’s, Inc.	3,900	90
McDonald’s Corp.	7,700	429
RadioShack Corp.	17,300	281
Wal-Mart Stores, Inc.	13,600	716

		3,591

Savings & Loans - 0.3%
Hudson City Bancorp, Inc.	10,400	184

Semiconductors - 3.1%
Applied Materials, Inc.	100	2
Intel Corp.	43,300	917
National Semiconductor Corp.	700	13
Nvidia Corp. *	17,000	337
QLogic Corp. *	21,200	325
Texas Instruments, Inc.	20,100	568

		2,162

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.4% continued
Software - 4.1%
Adobe Systems, Inc. *	2,600	$93
BMC Software, Inc. *	4,100	133
CA, Inc.	500	11
Microsoft Corp.	60,600	1,720
Oracle Corp. *	42,700	835

		2,792

Telecommunications - 5.6%
AT&T, Inc.	45,927	1,759
CenturyTel, Inc.	10,800	359
Ciena Corp. *	1,000	31
Cisco Systems, Inc. *	27,100	653
Corning, Inc.	4,400	106
JDS Uniphase Corp. *	22,400	300
Juniper Networks, Inc. *	1,500	37
Qualcomm, Inc.	1,664	68
Verizon Communications, Inc.	7,547	275
Windstream Corp.	23,100	276

		3,864

Toys, Games & Hobbies - 0.6%
Hasbro, Inc.	14,400	402

Transportation - 0.7%
FedEx Corp.	2,800	259
Norfolk Southern Corp.	2,000	109
United Parcel Service, Inc. , Class B	1,400	102

		470

Total Common Stocks

(Cost $71,595)		68,464

See Notes to the Financial Statements.
EQUITY FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 1.1%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit
2.81%, 4/1/08	$549	$549
U.S. Treasury Bill, (1)
0.93%, 6/26/08	220	219

Total Short-Term Investments

(Cost $768)		768

Total Investments - 100.5%

(Cost $72,363)		69,232
Liabilities less Other Assets - (0.5)%		(333)

NET ASSETS - 100.0%		$68,899
(1)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Enhanced Large Cap Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

S&P500 E-Mini	7	$463	Long	6/08	$14

At March 31, 2008, the industry sectors (unaudited) for the Enhanced Large Cap Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	9.2%
Consumer Staples	10.5
Energy	12.8
Financials	16.4
Health Care	11.7
Industrials	11.7
Information Technology	16.1
Materials	3.9
Telecommunication Services	3.9
Utilities	3.8

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   47   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

GROWTH EQUITY FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.9%
Aerospace/Defense - 4.8%
Lockheed Martin Corp.	32,855	$3,263
Northrop Grumman Corp.	66,100	5,143
Raytheon Co.	62,300	4,025
Rockwell Collins, Inc.	58,010	3,315

		15,746

Banks - 1.3%
Bank of America Corp.	64,480	2,444
Wachovia Corp.	73,505	1,985

		4,429

Beverages - 0.7%
Pepsi Bottling Group, Inc.	67,355	2,284

Biotechnology - 5.2%
Amgen, Inc. *	134,335	5,613
Biogen Idec, Inc. *	131,820	8,132
Invitrogen Corp. *	39,795	3,401

		17,146

Chemicals - 2.2%
Celanese Corp., Class A	117,975	4,607
Lubrizol Corp.	46,275	2,569

		7,176

Commercial Services - 0.7%
McKesson Corp.	47,155	2,469

Computers - 5.7%
Cadence Design Systems, Inc. *	142,495	1,522
Electronic Data Systems Corp.	137,605	2,291
IBM Corp.	129,785	14,943

		18,756

Cosmetics/Personal Care - 4.8%
Colgate-Palmolive Co.	60,730	4,731
Procter & Gamble Co.	156,055	10,935

		15,666

Diversified Financial Services - 5.5%
Fannie Mae	312,795	8,233
Goldman Sachs Group (The), Inc.	29,055	4,805
JPMorgan Chase & Co.	119,025	5,112

		18,150

Electric - 3.2%
Duke Energy Corp.	223,815	3,995
Mirant Corp. *	101,305	3,686
NRG Energy, Inc. *	77,135	3,008

		10,689

Electronics - 1.0%
Applera Corp. - Applied Biosystems Group	103,740	3,409

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.9% continued
Food - 2.9%
General Mills, Inc.	101,160	$6,058
Unilever N.V. (New York Shares)	103,145	3,479

		9,537

Gas - 1.1%
Energen Corp.	56,015	3,490

Healthcare - Products - 2.9%
Baxter International, Inc.	92,895	5,371
Covidien Ltd.	94,210	4,169

		9,540

Healthcare - Services - 0.6%
WellPoint, Inc. *	41,625	1,837

Home Furnishings - 1.4%
Matsushita Electric Industrial Co. Ltd. ADR	206,560	4,484

Household Products/Wares - 1.1%
Clorox Co.	62,130	3,519

Insurance - 5.9%
Allstate (The) Corp.	59,130	2,842
American International Group, Inc.	66,585	2,880
Chubb Corp.	55,650	2,754
Hartford Financial Services Group, Inc.	43,915	3,327
Prudential Financial, Inc.	46,025	3,601
Travelers Cos. (The), Inc.	79,890	3,823

		19,227

Internet - 1.5%
eBay, Inc. *	162,440	4,847

Iron/Steel - 1.4%
United States Steel Corp.	35,990	4,566

Machinery - Diversified - 2.5%
Deere & Co.	100,995	8,124

Media - 2.4%
Disney (The Walt) Co.	254,035	7,972

Mining - 0.9%
Barrick Gold Corp.	67,500	2,933

Miscellaneous Manufacturing - 2.0%
ITT Corp.	57,615	2,985
Parker Hannifin Corp.	52,370	3,628

		6,613

Oil & Gas - 14.2%
Chevron Corp.	157,660	13,458
ENSCO International, Inc.	104,130	6,520
Exxon Mobil Corp.	255,165	21,582
Occidental Petroleum Corp.	67,400	4,932

		46,492

See Notes to the Financial Statements.
EQUITY FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 99.9% continued
Pharmaceuticals - 3.8%
Lilly (Eli) & Co.	137,880	$7,113
Teva Pharmaceutical Industries Ltd. ADR	116,390	5,376

		12,489

Retail - 5.0%
Gap (The), Inc.	171,210	3,369
McDonald’s Corp.	92,945	5,184
Tiffany & Co.	83,160	3,479
TJX Cos., Inc.	131,020	4,333

		16,365

Semiconductors - 1.9%
ASML Holding N.V., New York Shares *	105,018	2,606
Texas Instruments, Inc.	129,835	3,670

		6,276

Software - 5.0%
BMC Software, Inc. *	91,215	2,966
Microsoft Corp.	471,825	13,391

		16,357

Telecommunications - 8.3%
Cisco Systems, Inc. *	523,140	12,602
Embarq Corp.	56,865	2,280
Nokia OYJ ADR	91,755	2,921
Qwest Communications International, Inc.	662,565	3,001
Verizon Communications, Inc.	175,760	6,407

		27,211

Total Common Stocks

(Cost $323,472)		327,799

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENT - 0.2%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit
2.81%, 4/1/08	$509	509

Total Short-Term Investment

(Cost $509)		509

Total Investments - 100.1%

(Cost $323,981)		328,308
Liabilities less Other Assets - (0.1)%		(305)

NET ASSETS - 100.0%		$328,003
*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Growth Equity Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	8.8%
Consumer Staples	9.5
Energy	14.2
Financials	12.8
Health Care	14.3
Industrials	9.3
Information Technology	18.7
Materials	4.5
Telecommunication Services	3.6
Utilities	4.3

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   49   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 52.5%
Agriculture - 1.7%
UST, Inc.	125,000	$6,815

Beverages - 3.5%
Anheuser-Busch Cos., Inc.	161,000	7,639
Pepsi Bottling Group, Inc.	200,000	6,782

		14,421

Chemicals - 3.5%
Dow Chemical (The) Co.	170,000	6,264
Huntsman Corp.	336,208	7,918

		14,182

Commercial Services - 2.2%
Accenture Ltd., Class A	140,000	4,924
Macquarie Infrastructure Co. LLC	135,000	3,932

		8,856

Computers - 3.3%
Computer Sciences Corp. *	140,000	5,711
Hewlett-Packard Co.	175,000	7,990

		13,701

Electric - 1.4%
TECO Energy, Inc.	350,000	5,582

Food - 3.0%
B&G Food Holdings Corp.	300,000	5,682
Kraft Foods, Inc., Class A	220,000	6,822

		12,504

Forest Products & Paper - 1.5%
Rayonier, Inc.	140,000	6,082

Healthcare - Products - 2.0%
Johnson & Johnson	125,000	8,109

Insurance - 4.1%
Berkshire Hathaway, Inc., Class A *	20	2,668
Chubb Corp.	144,511	7,151
Travelers Cos. (The), Inc.	145,000	6,938

		16,757

Media - 1.8%
Disney (The Walt) Co.	241,000	7,563

Mining - 1.8%
Southern Copper Corp.	70,000	7,268

Miscellaneous Manufacturing - 1.7%
3M Co.	90,000	7,123

Oil & Gas - 8.8%
ConocoPhillips	103,284	7,871
Devon Energy Corp.	75,000	7,825
EnCana Corp.	85,000	6,439
Marathon Oil Corp.	144,000	6,566

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 52.5% continued
Oil & Gas - 8.8% continued
Occidental Petroleum Corp.	100,000	$7,317

		36,018

Pharmaceuticals - 2.6%
GlaxoSmithKline PLC ADR	127,000	5,389
Pfizer, Inc.	255,000	5,337

		10,726

Real Estate Investment Trusts - 1.1%
Healthcare Realty Trust, Inc.	170,000	4,446

Retail - 3.7%
Best Buy Co., Inc.	100,000	4,146
Home Depot (The), Inc.	195,000	5,454
SUPERVALU, Inc.	180,000	5,397

		14,997

Telecommunications - 4.8%
Nokia OYJ ADR	215,000	6,843
Verizon Communications, Inc.	190,000	6,926
Vodafone Group PLC ADR	196,875	5,810

		19,579

Total Common Stocks

(Cost $195,666)		214,729

CONVERTIBLE PREFERRED STOCKS - 10.2%
Banks - 1.6%
Bank of America Corp., 7.25%	6,500	6,714

Chemicals - 2.2%
Celanese Corp., 4.25%	175,000	8,857

Diversified Financial Services - 2.1%
Citigroup Funding, Inc., 5.02%	165,000	3,712
Citigroup, Inc., 6.50%	100,000	4,748

		8,460

Pharmaceuticals - 1.2%
Schering-Plough Corp., 6.00%	32,000	4,902

Savings & Loans - 3.1%
New York Community Capital Trust V, 6.00%	200,000	9,720
Sovereign Capital Trust IV, 4.38%	100,000	3,050

		12,770

Total Convertible Preferred Stocks

(Cost $45,121)		41,703

See Notes to the Financial Statements.
EQUITY FUNDS    50   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CONVERTIBLE BONDS - 32.5%
Aerospace/Defense - 2.8%
L-3 Communications Corp.,
3.00%, 8/1/35	$2,290	$2,865
Lockheed Martin Corp.,
2.82%, 8/15/33	6,276	8,598

		11,463

Computers - 4.4%
CACI International, Inc.
2.13%, 5/1/14	6,000	6,202
Electronic Data Systems Corp.,
3.88%, 7/15/23	7,000	6,860
Mentor Graphics Corp.
6.25%, 3/1/26	5,000	4,725

		17,787

Electronics - 2.4%
Vishay Intertechnology, Inc.
3.63%, 8/1/23	10,000	9,925

Healthcare - Services - 1.0%
LifePoint Hospitals, Inc.,
3.50%, 5/15/14	5,000	4,194

Insurance - 2.4%
American Equity Investment Life Holding Co.,
5.25%, 12/6/24	10,000	9,625

Machinery - Diversified - 2.0%
AGCO Corp.,
1.75%, 12/31/33	3,000	8,198

Mining - 2.7%
Newmont Mining Corp.
1.63%, 7/15/17	9,000	10,991

Oil & Gas - 2.9%
Transocean, Inc.
1.63%, 12/15/37	5,000	5,413
1.50%, 12/15/37	5,000	5,419
1.50%, 12/15/37	1,000	1,086

		11,918

Pharmaceuticals - 4.0%
King Pharmaceuticals, Inc.
1.25%, 4/1/26	7,000	5,381
Mylan Laboratories, Inc.,
1.25%, 3/15/12	5,000	4,163
Watson Pharmaceuticals, Inc.,
1.75%, 3/15/23	7,000	6,772

		16,316

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CONVERTIBLE BONDS - 32.5% continued
Retail - 1.4%
Sonic Automotive, Inc.,
4.25%, 11/30/15	$5,500	$5,851

Semiconductors - 1.9%
Intel Corp.,
2.95%, 12/15/35	8,000	7,860

Telecommunications - 2.9%
NII Holdings, Inc.
3.13%, 6/15/12	6,000	4,710
RF Micro Devices, Inc.
0.75%, 4/15/12	10,000	6,950

		11,660

Transportation - 1.7%
YRC Worldwide, Inc.,
5.00%, 8/8/23	8,000	7,100

Total Convertible Bonds

(Cost $137,632)		132,888

SHORT - TERM INVESTMENT - 4.7%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	19,086	19,086

Total Short-Term Investment

(Cost $19,086)		19,086

Total Investments - 99.9%

(Cost $397,505)		408,406
Other Assets less Liabilities - 0.1%		656

NET ASSETS - 100.0%		$409,062
*	Non-Income Producing Security
Percentages shown are based on Net Assets.

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    51   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2008

At March 31, 2008, the industry sectors (unaudited) for the Income Equity Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Communications	1.9%
Consumer Discretionary	10.4
Consumer Staples	6.4
Energy	12.3
Financials	14.5
Health Care	11.4
Industrials	7.9
Information Technology	15.6
Materials	10.1
Telecommunication Services	6.3
Transportation	1.8
Utilities	1.4

Total	100.0%

See Notes to the Financial Statements.
EQUITY FUNDS    52   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH EQUITY FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5%
Australia - 2.3%
Cochlear Ltd.	125,233	$6,290
Telstra Corp. Ltd.	3,771,925	15,194

		21,484

Canada - 1.6%
Bombardier, Inc., Class B *	2,797,500	14,880

China - 1.6%
Bank of China Ltd.	34,455,000	14,684

Finland - 3.6%
Nokia OYJ	774,794	24,642
Outotec OYJ	152,614	8,126

		32,768

France - 12.9%
Accor S.A.	213,276	15,569
Alstom	51,701	11,228
AXA S.A.	312,264	11,298
Cap Gemini S.A.	305,953	17,450
L’Oreal S.A.	154,672	19,666
LVMH Moet Hennessy Louis Vuitton S.A.	80,454	8,966
Societe Generale	153,989	15,048
Societe Generale N.V.	24,798	2,385
Thales S.A.	275,229	17,833

		119,443

Germany - 12.7%
Deutsche Bank A.G. (Registered)	172,500	19,511
Deutsche Telekom A.G. (Registered)	1,016,621	16,898
E.ON A.G.	87,691	16,222
Linde A.G.	112,857	15,948
MAN A.G.	62,653	8,312
Merck KGaA	118,097	14,556
Metro A.G.	94,347	7,615
SAP A.G.	375,100	18,631

		117,693

Greece - 0.9%
National Bank of Greece S.A.	146,186	7,759

Italy - 3.8%
ENI S.p.A.	391,809	13,352
Lottomatica S.p.A.	223,068	6,952
UniCredito Italiano S.p.A. (Milan Exchange)	2,191,416	14,646

		34,950

Japan - 10.5%
Daikin Industries Ltd.	186,300	8,166
East Japan Railway Co.	2,183	18,165
Kirin Brewery Co. Ltd.	1,061,000	20,186

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
Japan - 10.5% continued
Shin-Etsu Chemical Co. Ltd.	177,900	$9,227
Sony Corp.	402,200	16,081
Toyota Motor Corp.	494,900	24,930

		96,755

Netherlands - 7.4%
Qiagen N.V. *	833,452	17,243
Royal Dutch Shell PLC, Class B
(London Exchange)	834,057	28,049
Unilever N.V. (CVA)	693,785	23,306

		68,598

Singapore - 2.4%
CapitaLand Ltd.	3,421,000	15,932
Cosco Corp. Singapore Ltd.	2,298,000	6,218

		22,150

Spain - 5.1%
Banco Santander Central Hispano S.A.	1,163,179	23,169
Telefonica S.A.	828,547	23,800

		46,969

Sweden - 0.7%
Autoliv, Inc. SDR	129,740	6,479

Switzerland - 12.8%
ABB Ltd. (Registered)	451,051	12,142
Julius Baer Holding A.G. (Registered)	198,825	14,669
Nestle S.A. (Registered)	46,626	23,301
Roche Holding A.G. (Genusschein)	130,418	24,548
Swiss Life Holding (Registered) *	60,112	16,716
Syngenta A.G. (Registered)	58,578	17,151
Xstrata PLC	142,993	10,004

		118,531

United Kingdom - 20.2%
Autonomy Corp. PLC *	545,334	9,930
Barclays PLC	1,947,539	17,616
BHP Billiton PLC	456,215	13,520
BP PLC	1,253,750	12,683
British Energy Group PLC	664,153	8,592
Centrica PLC	2,142,112	12,666
Diageo PLC	876,993	17,665
ITV PLC	5,700,571	7,154
Kingfisher PLC	2,870,901	7,511
Lloyds TSB Group PLC	1,820,006	16,313
Lonmin PLC	122,537	7,460
Prudential PLC	1,317,900	17,386
Smith & Nephew PLC	699,028	9,237

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    53   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH EQUITY FUND continued	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
United Kingdom - 20.2% continued
Vodafone Group PLC	6,837,671	$20,456
WPP Group PLC	739,529	8,811

		187,000

Total Common Stocks

(Cost $837,926)(1)		910,143

RIGHTS - 0.0%
Societe Generale *	3	–

Total Rights

(Cost $ -) (1)		–

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 0.6%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$5,665	5,665

Total Short-Term Investment

(Cost $5,665)		5,665

Total Investments - 99.1%

(Cost $843,591)		915,808
Other Assets less Liabilities - 0.9%		8,377

NET ASSETS - 100.0%		$924,185
(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of these securities.
*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the International Growth Equity Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	11.2%
Consumer Staples	12.3
Energy	6.0
Financials	22.7
Health Care	7.9
Industrials	11.5
Information Technology	7.8
Materials	8.1
Telecommunication Services	8.4
Utilities	4.1

Total	100.0%

At March 31, 2008, the International Growth Equity Fund’s investments were denominated in the following currencies (unaudited):

% OF LONG-TERM
CONCENTRATION BY CURRENCY	INVESTMENTS
Euro	44.0%
British Pound	24.7
Swiss Franc	11.9
Japanese Yen	10.6
All other currencies less than 5%	8.8

Total	100.0%

At March 31, 2008, International Growth Equity Fund had outstanding forward foreign currency exchange contracts as follows:

	AMOUNT	IN	AMOUNT
CONTRACTS	(LOCAL	EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMENT	LOSS
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
Australian
Euro	706	Dollar	1,213	4/1/08	$(6)

See Notes to the Financial Statements.
EQUITY FUNDS    54   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.8%
Banks - 4.8%
Bank of America Corp.	301,000	$11,411
Fifth Third Bancorp	266,670	5,579
Wells Fargo & Co.	366,000	10,650

		27,640

Beverages - 2.0%
Anheuser-Busch Cos., Inc.	241,000	11,435

Chemicals - 2.0%
Dow Chemical (The) Co.	309,125	11,391

Commercial Services - 1.5%
H&R Block, Inc.	406,000	8,428

Diversified Financial Services - 9.9%
Citigroup, Inc.	528,000	11,310
Credit Suisse Group ADR	237,000	12,059
JPMorgan Chase & Co.	265,100	11,386
Merrill Lynch & Co., Inc.	258,450	10,529
Morgan Stanley	249,000	11,379

		56,663

Food - 8.4%
Hershey (The) Co.	396,850	14,949
Kraft Foods, Inc., Class A	575,000	17,831
Sara Lee Corp.	1,103,725	15,430

		48,210

Forest Products & Paper - 2.1%
Weyerhaeuser Co.	183,300	11,922

Healthcare - Products - 2.6%
Johnson & Johnson	234,790	15,231

Insurance - 4.0%
Allstate (The) Corp.	249,000	11,967
Lincoln National Corp.	214,000	11,128

		23,095

Leisure Time - 2.0%
Carnival Corp.	279,600	11,318

Media - 8.3%
CBS Corp., Class B	637,150	14,068
Clear Channel Communications, Inc.	328,100	9,587
McGraw-Hill Cos. (The), Inc.	319,000	11,787
New York Times (The) Co., Class A	636,035	12,009

		47,451

Miscellaneous Manufacturing - 6.8%
3M Co.	113,790	9,006
Eastman Kodak Co.	824,995	14,578
General Electric Co.	411,960	15,247

		38,831

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.8% continued
Office/Business Equipment - 2.2%
Pitney Bowes, Inc.	370,845	$12,987

Pharmaceuticals - 11.3%
Bristol-Myers Squibb Co.	642,000	13,675
Lilly (Eli) & Co.	237,000	12,227
Pfizer, Inc.	712,705	14,918
Sanofi-Aventis SA ADR	321,270	12,060
Wyeth	283,765	11,850

		64,730

Retail - 4.0%
Home Depot (The), Inc.	520,375	14,555
Wal-Mart Stores, Inc.	162,105	8,540

		23,095

Savings & Loans - 2.1%
New York Community Bancorp, Inc.	650,250	11,848

Semiconductors - 8.9%
Analog Devices, Inc.	412,585	12,179
Intel Corp.	825,250	17,479
Linear Technology Corp.	419,700	12,881
Xilinx, Inc.	365,600	8,683

		51,222

Telecommunications - 11.9%
AT&T, Inc.	235,820	9,032
Deutsche Telekom A.G. ADR	322,290	5,343
Embarq Corp.	363,525	14,577
Motorola, Inc.	593,000	5,515
NTT DoCoMo, Inc. ADR	848,475	12,939
Telefonaktiebolaget LM Ericsson ADR	295,000	5,797
Verizon Communications, Inc.	417,000	15,200

		68,403

Transportation - 2.0%
United Parcel Service, Inc., Class B	159,360	11,636

Total Common Stocks

(Cost $576,627)		555,536

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   55   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 2.3%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$12,933	$12,933

Total Short-Term Investment

(Cost $12,933)		12,933

Total Investments - 99.1%

(Cost $589,560)		568,469
Other Assets less Liabilities - 0.9%		5,416

NET ASSETS - 100.0%		$573,885
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Large Cap Value Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	17.3%
Consumer Staples	12.3
Financials	21.4
Health Care	14.4
Industrials	8.8
Information Technology	11.3
Materials	4.2
Telecommunication Services	10.3

Total	100.0%

See Notes to the Financial Statements.
EQUITY FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP GROWTH FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.8%
Aerospace/Defense - 1.3%
Rockwell Collins, Inc.	39,111	$2,235

Apparel - 1.4%
Warnaco Group (The), Inc. *	59,120	2,332

Auto Parts & Equipment - 0.8%
Johnson Controls, Inc.	38,680	1,307

Banks - 0.9%
Marshall & Ilsley Corp.	67,475	1,565

Beverages - 1.4%
Hansen Natural Corp. *	66,640	2,352

Biotechnology - 3.0%
Charles River Laboratories International, Inc. *	46,090	2,716
Invitrogen Corp. *	25,665	2,194

		4,910

Chemicals - 3.7%
Agrium, Inc.	26,855	1,668
Air Products & Chemicals, Inc.	25,220	2,320
FMC Corp.	37,440	2,078

		6,066

Coal - 1.4%
Massey Energy Co.	62,430	2,279

Commercial Services - 3.7%
Iron Mountain, Inc. *	67,710	1,790
ITT Educational Services, Inc. *	35,315	1,622
Pharmaceutical Product Development, Inc.	64,297	2,694

		6,106

Computers - 1.6%
Micros Systems, Inc. *	81,435	2,741

Distribution/Wholesale - 0.8%
LKQ Corp. *	62,835	1,412

Diversified Financial Services - 2.3%
Ameriprise Financial, Inc.	26,160	1,356
CME Group, Inc.	5,175	2,428

		3,784

Electrical Components & Equipment - 1.7%
Ametek, Inc.	63,505	2,788

Electronics - 6.0%
Amphenol Corp., Class A	47,685	1,777
Flir Systems, Inc. *	86,745	2,610
Mettler-Toledo International, Inc. *	32,910	3,196
Thermo Fisher Scientific Inc. *	40,995	2,330

Engineering & Construction - 2.9%		9,913

Chicago Bridge & Iron Co. N.V., (New York Shares)	66,421	2,606

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.8% continued
Engineering & Construction - 2.9% continued
Jacobs Engineering Group, Inc. *	28,995	$2,134

		4,740

Environmental Control - 1.0%
Stericycle, Inc. *	32,615	1,680

Food - 1.2%
Hain Celestial Group, Inc. *	66,085	1,950

Gas - 2.1%
Energen Corp.	55,255	3,442

Healthcare - Products - 5.5%
Bard (C.R.), Inc.	32,165	3,101
Hologic, Inc. *	60,175	3,346
Varian Medical Systems, Inc. *	55,945	2,620

		9,067

Healthcare - Services - 1.6%
Pediatrix Medical Group, Inc. *	39,255	2,646

Household Products/Wares - 2.0%
Church & Dwight, Inc.	62,270	3,378

Internet - 1.7%
VeriSign, Inc. *	86,845	2,887

Leisure Time - 0.9%
WMS Industries, Inc. *	40,545	1,458

Lodging - 1.4%
Choice Hotels International, Inc.	66,795	2,278

Machinery - Construction & Mining - 1.3%
Joy Global, Inc.	32,575	2,123

Machinery - Diversified - 2.8%
AGCO Corp. *	34,683	2,077
Flowserve Corp.	23,925	2,497

		4,574

Media - 2.1%
Discovery Holding Co., Class A *	79,600	1,689
Liberty Global, Inc., Class A *	52,595	1,793

		3,482

Miscellaneous Manufacturing - 4.3%
Aptargroup, Inc.	52,035	2,026
Roper Industries, Inc.	56,960	3,385
SPX Corp.	16,900	1,773

		7,184

Oil & Gas - 3.9%
Diamond Offshore Drilling, Inc.	17,175	1,999
Murphy Oil Corp.	32,660	2,683
Noble Energy, Inc.	23,865	1,737

		6,419

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   57   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH FUND continued	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.8% continued
Oil & Gas Services - 6.0%
Core Laboratories N.V. *	23,010	$2,745
FMC Technologies, Inc. *	43,710	2,487
National-Oilwell Varco, Inc. *	43,437	2,536
Smith International, Inc.	34,220	2,198

		9,966

Pharmaceuticals - 2.6%
Allergan, Inc.	32,740	1,846
Express Scripts, Inc. *	37,450	2,409

		4,255

Retail - 6.6%
Advance Auto Parts, Inc.	59,000	2,009
Burger King Holdings, Inc.	103,855	2,872
Coach, Inc. *	54,150	1,633
Dick’s Sporting Goods, Inc. *	84,685	2,268
Ross Stores, Inc.	72,695	2,178

		10,960

Savings & Loans - 1.8%
New York Community Bancorp, Inc.	168,790	3,075

Semiconductors - 4.7%
Intersil Corp., Class A	105,635	2,712
MEMC Electronic Materials, Inc. *	39,915	2,830
Xilinx, Inc.	96,310	2,287

		7,829

Software - 3.2%
Activision, Inc. *	112,455	3,071
Ansys, Inc. *	63,060	2,177

		5,248

Telecommunications - 2.8%
Juniper Networks, Inc. *	102,545	2,564
Millicom International Celluiar S.A. *	21,470	2,030

		4,594

Transportation - 2.4%
CSX Corp.	37,990	2,130
Hunt (J.B.) Transport Services, Inc.	59,885	1,882

		4,012

Total Common Stocks

(Cost $153,895)		157,037

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 1.5%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$2,508	$2,508

Total Short-Term Investment

(Cost $2,508)		2,508

Total Investments - 96.3%

(Cost $156,403)		159,545
Other Assets less Liabilities - 3.7%		6,197

NET ASSETS - 100.0%		$165,742
*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Mid Cap Growth Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	15.8%
Consumer Staples	4.4
Energy	12.2
Financials	5.2
Health Care	16.5
Industrials	17.7
Information Technology	19.1
Materials	5.6
Telecommunication Services	1.3
Utilities	2.2

Total	100.0%

See Notes to the Financial Statements.
EQUITY FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SELECT EQUITY FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 100.4%
Aerospace/Defense - 1.5%
Lockheed Martin Corp.	22,800	$2,264

Apparel - 2.6%
NIKE, Inc., Class B	55,600	3,781

Banks - 0.6%
Capital One Financial Corp.	19,300	950

Beverages - 1.4%
Cia de Bebidas das Americas ADR	27,100	2,047

Biotechnology - 2.3%
Genzyme Corp. *	46,700	3,481

Chemicals - 3.0%
Monsanto Co.	29,000	3,234
Mosaic (The) Co. *	12,100	1,241

		4,475

Commercial Services - 0.7%
Accenture Ltd., Class A	31,300	1,101

Computers - 7.2%
EMC Corp. of Massachusetts *	87,400	1,253
Hewlett-Packard Co.	75,100	3,429
IBM Corp.	52,400	6,034

		10,716

Cosmetics/Personal Care - 2.7%
Colgate-Palmolive Co.	50,900	3,966

Diversified Financial Services - 1.8%
Goldman Sachs Group (The), Inc.	16,000	2,646

Electric - 1.1%
Entergy Corp.	14,200	1,549

Engineering & Construction - 5.5%
ABB Ltd. ADR	87,800	2,363
Fluor Corp.	16,100	2,273
Jacobs Engineering Group, Inc. *	25,600	1,884
McDermott International, Inc. *	29,700	1,628

		8,148

Entertainment - 1.8%
International Game Technology	65,900	2,650

Healthcare - Products - 6.6%
Bard (C.R.), Inc.	17,500	1,687
Baxter International, Inc.	78,800	4,556
Becton, Dickinson & Co.	40,700	3,494

		9,737

Insurance - 2.1%
Aflac, Inc.	47,800	3,105

Iron/Steel - 1.2%
Nucor Corp.	25,200	1,707

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 100.4% continued
Machinery - Construction & Mining - 1.4%
Joy Global, Inc.	31,900	$2,079

Machinery - Diversified - 1.6%
Deere & Co.	30,000	2,413

Miscellaneous Manufacturing - 2.1%
Honeywell International, Inc.	55,400	3,126

Oil & Gas - 5.0%
Devon Energy Corp.	29,800	3,109
Hess Corp.	19,600	1,728
Occidental Petroleum Corp.	35,900	2,627

		7,464

Oil & Gas Services - 7.5%
Cameron International Corp. *	31,100	1,295
ENSCO International, Inc.	47,500	2,975
National-Oilwell Varco, Inc. *	29,700	1,734
Schlumberger Ltd.	30,000	2,610
Transocean, Inc. *	19,208	2,597

		11,211

Pharmaceuticals - 5.2%
Forest Laboratories, Inc. *	58,400	2,337
Gilead Sciences, Inc. *	44,000	2,267
Teva Pharmaceutical Industries Ltd. ADR	68,800	3,178

		7,782

Retail - 11.3%
Abercrombie & Fitch Co., Class A	19,300	1,411
Gap (The), Inc.	122,500	2,411
McDonald’s Corp.	59,900	3,341
TJX Cos., Inc.	102,075	3,375
Wal-Mart Stores, Inc.	118,600	6,248

		16,786

Semiconductors - 8.5%
Applied Materials, Inc.	158,800	3,098
Intel Corp.	257,000	5,443
MEMC Electronic Materials, Inc. *	27,300	1,936
Texas Instruments, Inc.	74,300	2,100

		12,577

Software - 6.8%
Microsoft Corp.	218,300	6,195
Oracle Corp. *	202,700	3,965

		10,160

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   59   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SELECT EQUITY FUND continued	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 100.4% continued
Telecommunications - 5.0%
Cisco Systems, Inc. *	129,000	$3,107
Nokia OYJ ADR	54,200	1,725
QUALCOMM, Inc.	64,700	2,653

		7,485

Transportation - 3.9%
C.H. Robinson Worldwide, Inc.	52,700	2,867
CSX Corp.	53,100	2,977

		5,844

Total Common Stocks

(Cost $144,521)		149,250

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENT - 0.0%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$77	77

Total Short-Term Investment

(Cost $77)		77

Total Investments - 100.4%

(Cost $144,598)		149,327
Liabilities less Other Assets - (0.4)%		(596)

NET ASSETS - 100.0%		$148,731
*    Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Select Equity Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	11.5%
Consumer Staples	8.2
Energy	12.7
Financials	4.5
Health Care	14.0
Industrials	16.0
Information Technology	28.0
Materials	4.1
Utilities	1.0

Total	100.0%

See Notes to the Financial Statements.
EQUITY FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.2%
Advertising - 0.6%
Greenfield Online, Inc. *	23,631	$280

Aerospace/Defense - 4.9%
Aerovironment, Inc. *	21,395	437
Curtiss-Wright Corp.	11,615	482
Kaman Corp.	12,830	363
Orbital Sciences Corp. *	21,205	511
Teledyne Technologies, Inc. *	10,930	514

		2,307

Apparel - 1.2%
Warnaco Group (The), Inc. *	14,775	583

Biotechnology - 1.9%
Enzon Pharmaceuticals, Inc. *	37,041	341
Incyte Corp. *	16,728	176
RTI Biologics, Inc. *	41,875	396

		913

Chemicals - 0.8%
CF Industries Holdings, Inc.	1,370	142
Terra Industries, Inc. *	6,955	247

		389

Commercial Services - 9.4%
Bankrate, Inc. *	5,239	261
DeVry, Inc.	10,220	428
FTI Consulting, Inc. *	8,550	607
Healthcare Services Group	23,575	487
HMS Holdings Corp. *	12,598	360
Icon PLC ADR *	4,784	310
Interactive Data Corp.	17,055	485
Korn/Ferry International *	25,545	432
Net 1 UEPS Technologies, Inc. *	15,383	347
SAIC, Inc. *	16,439	306
Strayer Education, Inc.	2,825	431

		4,454

Computers - 3.6%
HIS, Inc., Class A *	9,135	588
Micros Systems, Inc. *	12,190	410
Synaptics, Inc. *	13,957	333
Synopsys, Inc. *	16,125	366

		1,697

Cosmetics/Personal Care - 1.0%
Chattem, Inc. *	7,385	490

Distribution/Wholesale - 0.7%
LKQ Corp. *	14,690	330

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.2% continued
Diversified Financial Services - 2.6%
GFI Group, Inc.	7,415	$425
Stifel Financial Corp. *	8,561	385
World Acceptance Corp. *	13,510	430

		1,240

Electrical Components & Equipment - 0.8%
General Cable Corp. *	6,195	366

Electronics - 4.2%
Flir Systems, Inc. *	9,191	277
Plexus Corp. *	10,110	284
Rofin-Sinar Technologies, Inc. *	9,206	413
Varian, Inc. *	8,952	518
Woodward Governor Co.	18,325	490

		1,982

Entertainment - 0.9%
Bally Technologies, Inc. *	12,855	441

Environmental Control - 1.7%
Calgon Carbon Corp. *	18,105	272
Waste Connections, Inc. *	17,240	530

		802

Food - 2.0%
Flowers Foods, Inc.	27,595	683
Hain Celestial Group, Inc. *	8,540	252

		935

Healthcare - Products - 3.2%
Cynosure, Inc., Class A *	11,651	248
Hologic, Inc. *	8,408	468
IDEXX Laboratories, Inc. *	4,226	208
Immucor, Inc. *	17,300	369
Meridian Bioscience, Inc.	6,451	216

		1,509

Healthcare - Services - 2.1%
Amedisys, Inc. *	9,376	369
Pediatrix Medical Group, Inc. *	3,662	247
Sunrise Senior Living, Inc. *	16,315	363

		979

Household Products/Wares - 2.4%
Fossil, Inc. *	16,355	500
Tupperware Brands Corp.	16,375	633

		1,133

Insurance - 1.7%
American Equity Investment Life Holding Co.	49,320	458
Delphi Financial Group, Inc., Class A	12,595	368

		826

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   61   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP GROWTH FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.2% continued
Internet - 6.5%
Blue Coat Systems, Inc. *	13,875	$306
Digital River, Inc. *	10,817	335
eResearch Technology, Inc. *	20,070	249
NIC, Inc.	38,536	274
Priceline.com, Inc. *	6,505	786
ValueClick, Inc. *	19,482	336
Vasco Data Security International, Inc. *	33,653	461
Vocus, Inc. *	12,165	321

		3,068

Iron/Steel - 1.1%
Carpenter Technology Corp.	4,315	241
Cleveland-Cliffs, Inc.	2,345	281

		522

Leisure Time - 0.8%
WMS Industries, Inc. *	10,365	373

Machinery - Diversified - 1.9%
Kadant, Inc. *	15,025	441
Middleby Corp. *	7,500	468

		909

Mining - 0.4%
Century Aluminum Co. *	3,190	211

Miscellaneous Manufacturing - 1.0%
Acuity Brands, Inc.	11,135	478

Oil & Gas - 5.7%
Atwood Oceanics, Inc. *	6,905	633
Berry Petroleum Co., Class A	10,885	506
Penn Virginia Corp.	12,215	539
Petroquest Energy, Inc. *	31,250	542
Whiting Petroleum Corp. *	7,500	485

		2,705

Oil & Gas Services - 2.4%
Cal Dive International, Inc. *	32,835	341
Core Laboratories N.V. *	3,535	422
NATCO Group, Inc., Class A *	8,095	378

		1,141

Pharmaceuticals - 7.4%
Allos Therapeutics, Inc. *	35,960	219
Alnylam Pharmaceuticals, Inc. *	11,705	286
BioMarin Pharmaceutical, Inc. *	15,505	548
Isis Pharmaceuticals, Inc. *	21,862	308
KV Pharmaceutical Co., Class A *	18,428	460
OSI Pharmaceuticals, Inc. *	12,730	476
Perrigo Co.	5,587	211

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.2% continued
Pharmaceuticals - 7.4% continued
Sciele Pharma, Inc. *	21,560	$420
Synta Pharmaceuticals Corp. *	34,465	279
Vivus, Inc. *	45,230	273

		3,480

Real Estate Investment Trusts - 4.3%
Acadia Realty Trust	11,045	267
Alexandria Real Estate Equities, Inc.	3,675	341
Capstead Mortgage Corp.	26,675	304
Digital Realty Trust, Inc.	9,480	336
Nationwide Health Properties, Inc.	13,265	448
Tanger Factory Outlet Centers, Inc.	8,795	338

		2,034

Retail - 3.9%
Aeropostale, Inc. *	21,250	576
Burger King Holdings, Inc.	13,685	378
Chipotle Mexican Grill, Inc., Class B *	4,075	396
Gymboree Corp. *	11,890	474

		1,824

Semiconductors - 3.3%
MKS Instruments, Inc. *	17,438	373
PMC - Sierra, Inc. *	63,642	363
Power Integrations, Inc. *	10,960	321
Silicon Laboratories, Inc. *	9,124	288
Verigy Ltd. *	12,273	231

		1,576

Software - 7.7%
Ansys, Inc. *	6,996	242
Blackboard, Inc. *	14,525	484
Double-Take Software, Inc. *	23,819	278
Eclipsys Corp. *	17,057	334
Epicor Software Corp. *	31,729	355
Informatica Corp. *	21,217	362
Omnicell, Inc. *	24,979	502
Phase Forward, Inc. *	12,575	215
Synchronoss Technologies, Inc. *	19,100	383
Taleo Corp., Class A *	13,569	263
Tyler Technologies, Inc. *	15,172	212

		3,630

Telecommunications - 2.3%
Anixter International, Inc. *	7,595	486
Comtech Telecommunications Corp. *	8,980	350
NTELOS Holdings Corp.	9,820	238

		1,074

See Notes to the Financial Statements.
EQUITY FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.2% continued
Transportation - 1.8%
HUB Group, Inc., Class A *	13,725	$452
Landstar System, Inc.	7,325	382

		834

Total Common Stocks

(Cost $44,037)		45,515

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 1.7%
Royal Bank of Canada , Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$816	816

Total Short-Term Investment

(Cost $816)		816

Total Investments - 97.9%

(Cost $44,853)		46,331
Other Assets less Liabilities - 2.1%		968

NET ASSETS - 100.0%		$47,299
*	Non-Income Producing Security

Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Small Cap Growth Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	15.2%
Consumer Staples	3.1
Energy	8.4
Financials	9.0
Health Care	20.5
Industrials	17.6
Information Technology	22.6
Materials	3.1
Telecommunication Services	0.5

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   63   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9%
Aerospace/Defense - 1.5%
Ducommun, Inc. *	15,036	$416
Esterline Technologies Corp. *	129,163	6,506
Heico Corp.	15,060	734
Moog, Inc., Class A *	145,650	6,148
MTC Technologies, Inc. *	6,000	143
Triumph Group, Inc.	10,701	609

		14,556

Airlines - 1.1%
Continental Airlines, Inc., Class B *	55,366	1,065
Republic Airways Holdings, Inc. *	69,455	1,504
Skywest, Inc.	376,404	7,950

		10,519

Apparel - 1.1%
Deckers Outdoor Corp. *	17,000	1,833
K-Swiss, Inc., Class A	26,630	421
Oxford Industries, Inc.	9,419	212
Perry Ellis International, Inc. *	4,830	106
Skechers U.S.A., Inc., Class A *	82,201	1,662
Warnaco Group (The), Inc. *	135,655	5,350
Wolverine World Wide, Inc.	23,207	673

		10,257

Auto Parts & Equipment - 0.6%
Aftermarket Technology Corp. *	100,035	1,945
American Axle & Manufacturing Holdings, Inc.	40,990	840
Dorman Products, Inc. *	8,040	86
Lear Corp. *	59,156	1,533
Modine Manufacturing Co.	20,100	291
Standard Motor Products, Inc.	11,209	69
Strattec Security Corp.	2,456	104
Superior Industries International, Inc.	20,404	423

		5,291

Banks - 11.8%
1st Source Corp.	113,180	2,382
Alliance Financial Corp. of New York	517	13
Amcore Financial, Inc.	57,231	1,165
Ameris Bancorp	22,587	363
Bancfirst Corp.	33,744	1,545
BancorpSouth, Inc.	122,810	2,844
Bank Mutual Corp.	7,600	82
Banner Corp.	13,100	302
Berkshire Bancorp, Inc.	5,906	82
Boston Private Financial Holdings, Inc.	74,885	793
Cadence Financial Corp.	2,293	37

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Banks - 11.8% continued
Capitol Bancorp Ltd.	27,004	$571
Cascade Financial Corp.	6,378	78
Cathay General Bancorp	33,433	693
Central Pacific Financial Corp.	66,278	1,249
Chemical Financial Corp.	96,465	2,300
Citizens & Northern Corp.	2,624	52
Citizens Republic Bancorp, Inc.	17,034	212
City Holding Co.	30,174	1,204
Columbia Banking System, Inc.	10,116	226
Community Bancorp of Nevada *	5,539	75
Community Bank System, Inc.	278,128	6,831
Community Trust Bancorp, Inc.	61,328	1,797
Eastern Virginia Bankshares, Inc.	1,300	23
Enterprise Financial Services Corp.	3,339	84
Farmers Capital Bank Corp.	7,366	175
Financial Institutions, Inc.	7,103	135
First Citizens BancShares, Inc. of North
Carolina, Class A	34,106	4,753
First Common wealth Financial Corp.	319,417	3,702
First Community Bancshares, Inc. of Virginia	43,912	1,599
First Financial Bancorp	28,626	385
First Financial Corp. of Indiana	70,854	2,181
First M & F Corp.	17,077	248
First Merchants Corp.	83,801	2,392
First Regional Bancorp of California *	6,678	109
First Security Group, Inc. of Tennessee	8,465	77
First State Bancorporation of New Mexico	47,928	642
First United Corp.	300	6
Firstbank Corp. of Michigan	1,300	17
FirstMerit Corp.	190,100	3,927
FNB Corp. of Pennsylvania	59,033	921
Frontier Financial Corp.	36,003	636
Great Southern Bancorp, Inc.	7,527	117
Harleysville National Corp.	61,311	884
Heartland Financial USA, Inc.	7,082	150
Heritage Commerce Corp.	7,193	132
Horizon Financial Corp.	6,724	93
IBERIABANK Corp.	31,167	1,379
Independent Bank Corp. of Massachusetts	4,757	141
Integra Bank Corp.	9,320	151
International Bancshares Corp.	105,924	2,392
Intervest Bancshares Corp., Class A	1,400	13
Lakeland Bancorp, Inc.	53,727	695
Lakeland Financial Corp.	4,672	106

See Notes to the Financial Statements.
EQUITY FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Banks - 11.8% continued
LNB Bancorp, Inc.	4,105	$51
Macatawa Bank Corp.	10,716	111
MainSource Financial Group, Inc.	30,153	467
MB Financial, Inc.	73,283	2,256
MBT Financial Corp.	4,474	38
MetroCorp. Bancshares, Inc.	541	7
Nara Bancorp, Inc.	13,926	181
National Penn Bancshares, Inc.	201,021	3,657
NBT Bancorp, Inc.	15,523	345
North Valley Bancorp	4,172	50
Northrim BanCorp, Inc.	3,551	64
Old National Bancorp of Indiana	189,134	3,404
Oriental Financial Group, Inc.	18,542	365
Pacific Capital Bancorp	31,524	678
Park National Corp.	14,400	1,020
Peoples Bancorp, Inc. of Ohio	39,720	958
Preferred Bank of California	5,763	96
Prosperity Bancshares, Inc.	112,487	3,224
Provident Bankshares Corp.	46,572	500
Renasant Corp.	42,225	950
Republic Bancorp, Inc. of Kentucky, Class A	72,670	1,372
Royal Bancshares of Pennsylvania, Inc., Class A	13,471	195
S & T Bancorp, Inc.	38,900	1,251
SCBT Financial Corp.	5,430	183
Security Bank Corp. of Georgia	5,857	47
Simmons First National Corp., Class A	88,834	2,641
Southwest Bancorp, Inc. of Oklahoma	36,580	640
StellarOne Corp.	27,276	461
Sterling Bancshares, Inc. of Texas	56,097	558
Sterling Financial Corp. of Pennsylvania *	51,396	897
Sterling Financial Corp. of Washington	200,129	3,124
Sun Bancorp, Inc. of New Jersey *	9,086	120
Susquehanna Bancshares, Inc.	180,790	3,683
Taylor Capital Group, Inc.	15,996	263
Temecula Valley Bancorp, Inc.	2,761	26
Texas Capital Bancshares, Inc. *	13,284	224
Trico Bancshares	8,858	153
Trustmark Corp.	137,377	3,061
UCBH Holdings, Inc.	85,100	660
UMB Financial Corp.	151,756	6,252
Umpqua Holdings Corp.	112,655	1,747
Union Bankshares Corp. of Virginia	31,125	603
United Bankshares, Inc.	74,188	1,977
United Community Banks, Inc. of Georgia	31,545	536

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Banks - 11.8% continued
Univest Corp. of Pennsylvania	71,205	$1,865
Virginia Commerce Bancorp *	11,571	133
VIST Financial Corp.	1,001	18
Washington Trust Bancorp, Inc.	2,032	50
Webster Financial Corp.	67,287	1,875
WesBanco, Inc.	112,423	2,778
West Coast Bancorp of Oregon	3,873	56
Whitney Holding Corp.	25,430	630
Wilshire Bancorp, Inc.	9,458	72
Wintrust Financial Corp.	100,875	3,526
Yadkin Valley Financial Corp.	5,743	73

		113,333

Beverages - 0.2%
PepsiAmericas, Inc.	56,600	1,445

Biotechnology - 0.4%
Bio-Rad Laboratories, Inc., Class A *	28,491	2,534
Enzon Pharmaceuticals, Inc. *	24,936	230
Martek Biosciences Corp. *	25,178	770
SuperGen, Inc. *	32,361	81

		3,615

Building Materials - 0.7%
Comfort Systems USA, Inc.	17,400	226
Gibraltar Industries, Inc.	81,894	961
Interline Brands, Inc. *	24,779	460
LSI Industries, Inc.	86,105	1,137
Simpson Manufacturing Co., Inc.	81,080	2,204
Universal Forest Products, Inc.	63,568	2,047

		7,035

Chemicals - 3.6%
Arch Chemicals, Inc.	137,999	5,142
Cabot Corp.	35,318	989
CF Industries Holdings, Inc.	56,000	5,803
Cytec Industries, Inc.	46,547	2,507
Fuller (H.B.) Co.	210,196	4,290
Innospec, Inc.	18,165	385
Minerals Technologies, Inc.	59,570	3,741
NewMarket Corp.	27,335	2,062
NL Industries, Inc.	16,068	175
PolyOne Corp. *	71,373	455
Schulman (A.), Inc.	114,858	2,358
Sensient Technologies Corp.	214,645	6,330
Spartech Corp.	46,200	390

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   65   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Chemicals - 3.6% continued
Westlake Chemical Corp.	6,300	$82

		34,709

Commercial Services - 3.1%
ABM Industries, Inc.	30,900	693
Albany Molecular Research, Inc. *	21,650	263
Carriage Services, Inc. *	6,120	48
CBIZ, Inc. *	153,100	1,243
CDI Corp.	15,579	390
Consolidated Graphics, Inc. *	7,700	432
Corinthian Colleges, Inc. *	47,873	346
Cross Country Healthcare, Inc. *	127,803	1,581
Dollar Thrifty Automotive Group *	9,700	132
Electro Rent Corp.	51,739	784
First Advantage Corp., Class A *	13,889	294
Healthspring, Inc. *	45,819	645
Heidrick & Struggles International, Inc.	13,237	431
Intersections, Inc. *	800	7
Jackson Hewitt Tax Service, Inc.	15,993	183
Kelly Services, Inc., Class A	50,788	1,044
Kenexa Corp. *	13,150	243
Kforce, Inc. *	22,548	199
Korn/Ferry International *	35,540	601
MAXIMUS, Inc.	15,595	572
Monro Muffler, Inc.	10,386	176
MPS Group, Inc. *	820,433	9,698
On Assignment, Inc. *	26,982	171
PeopleSupport, Inc. *	31,316	286
PharmaNet Development Group, Inc. *	10,699	270
Providence Service (The) Corp. *	19,242	577
Rent-A-Center, Inc. *	169,100	3,103
Stewart Enterprises, Inc., Class A	317,221	2,037
TeleTech Holdings, Inc. *	23,963	538
United Rentals, Inc. *	65,700	1,238
Viad Corp.	41,436	1,492
Volt Information Sciences, Inc. *	7,967	135

		29,852

Computers - 2.2%
CACI International, Inc., Class A *	67,748	3,086
CIBER, Inc. *	85,735	420
Electronics for Imaging, Inc. *	40,976	611
Hutchinson Technology, Inc. *	26,372	420
Imation Corp.	78,951	1,795
Immersion Corp. *	17,166	122
Integral Systems, Inc. of Maryland	9,971	292

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Computers - 2.2% continued
Mentor Graphics Corp. *	68,753	$607
MTS Systems Corp.	25,115	810
Ness Technologies, Inc. *	69,314	658
Netscout Systems, Inc. *	5,300	49
Palm, Inc.	338,094	1,691
Perot Systems Corp., Class A *	642,639	9,665
SI International, Inc. *	56,627	1,087
TechTeam Global, Inc. *	3,648	33

		21,346

Distribution/Wholesale - 0.9%
Brightpoint, Inc. *	52,862	442
Central European Distribution Corp. *	18,000	1,047
Core-Mark Holding Co., Inc. *	3,909	112
Owens & Minor, Inc.	50,600	1,991
Tech Data Corp. *	30,528	1,001
United Stationers, Inc. *	81,400	3,883

		8,476

Diversified Financial Services - 0.8%
AmeriCredit Corp. *	69,551	700
Credit Acceptance Corp. *	47,488	737
Federal Agricultural Mortgage Corp., Class C	26,305	687
Financial Federal Corp.	81,161	1,770
Knight Capital Group, Inc., Class A *	72,469	1,177
Ocwen Financial Corp. *	219,274	974
Stifel Financial Corp. *	13,900	624
Student Loan Corp.	6,652	658
SWS Group, Inc.	47,182	577

		7,904

Electric - 2.0%
Avista Corp.	29,064	568
Central Vermont Public Service Corp.	16,800	402
CH Energy Group, Inc.	26,969	1,049
El Paso Electric Co. *	34,592	739
Empire District Electric (The) Co.	34,323	695
Idacorp, Inc.	76,593	2,459
MGE Energy, Inc.	14,963	510
Otter Tail Corp.	68,981	2,441
PNM Resources, Inc.	45,595	569
UIL Holdings Corp.	34,900	1,052
Unisource Energy Corp.	140,800	3,134
Westar Energy, Inc.	251,990	5,738

		19,356

See Notes to the Financial Statements.
EQUITY FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Electrical Components & Equipment - 0.6%
Belden, Inc.	59,725	$2,109
Encore Wire Corp.	123,038	2,241
Greatbatch, Inc. *	66,908	1,232
Littelfuse, Inc. *	18,200	636

		6,218

Electronics - 4.5%
Analogic Corp.	48,189	3,206
AVX Corp.	78,700	1,008
Axsys Technologies, Inc. *	3,432	171
Bel Fuse, Inc., Class B	44,318	1,235
Benchmark Electronics, Inc. *	52,983	951
Brady Corp., Class A	87,819	2,936
Checkpoint Systems, Inc. *	107,445	2,885
Coherent, Inc. *	36,851	1,028
CTS Corp.	247,752	2,651
Cubic Corp.	20,475	582
Cymer, Inc. *	99,129	2,581
Eagle Test Systems, Inc. *	4,994	52
Electro Scientific Industries, Inc. *	91,000	1,500
Excel Technology, Inc. *	46,973	1,266
FEI Co. *	60,180	1,314
Kemet Corp. *	24,593	99
Measurement Specialties, Inc. *	8,117	142
Multi-Fineline Electronix, Inc. *	29,698	557
Newport Corp. *	68,107	761
OSI Systems, Inc. *	9,938	229
Park Electrochemical Corp.	42,124	1,089
Plexus Corp. *	60,968	1,710
Rofin-Sinar Technologies, Inc. *	51,692	2,321
Rogers Corp. *	36,989	1,236
Stoneridge, Inc. *	49,583	667
Technitrol, Inc.	45,842	1,060
TTM Technologies, Inc. *	247,417	2,801
Varian, Inc. *	28,000	1,622
Watts Water Technologies, Inc., Class A	186,544	5,229
Zygo Corp. *	28,418	354

		43,243

Engineering & Construction - 0.5%
Dycom Industries, Inc. *	69,690	837
EMCOR Group, Inc. *	122,782	2,727
Granite Construction, Inc.	29,841	976

		4,540

Entertainment - 0.8%
Bluegreen Corp. *	57,712	387

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Entertainment - 0.8% continued
Churchill Downs, Inc.	68,798	$3,250
Macrovision Corp. *	27,621	373
Pinnacle Entertainment, Inc. *	14,400	184
Speedway Motorsports, Inc.	142,586	3,575
Steinway Musical Instruments *	4,558	130

		7,899

Environmental Control - 0.1%
Waste Industries USA, Inc.	15,992	578

Food - 3.0%
Flowers Foods, Inc.	165,612	4,099
Hain Celestial Group, Inc. *	161,400	4,761
Imperial Sugar Co.	24,854	468
Ingles Markets, Inc., Class A	6,970	171
J & J Snack Foods Corp.	14,336	394
Lance, Inc.	54,063	1,060
Nash Finch Co.	13,562	461
Performance Food Group Co. *	81,460	2,662
Ralcorp Holdings, Inc. *	28,057	1,632
Ruddick Corp.	232,259	8,561
Sanderson Farms, Inc.	15,506	589
Weis Markets, Inc.	111,495	3,843

		28,701

Forest Products & Paper - 0.5%
Buckeye Technologies, Inc. *	22,089	246
Glatfelter	34,604	523
Mercer International, Inc. *	56,979	397
Potlatch Corp.	53,069	2,190
Rock-Tenn Co., Class A	34,586	1,037
Schweitzer-Mauduit International, Inc.	8,216	190

		4,583

Gas - 2.4%
Laclede Group (The), Inc.	36,241	1,291
Nicor, Inc.	34,580	1,159
Northwest Natural Gas Co.	77,367	3,361
Piedmont Natural Gas Co., Inc.	98,100	2,576
South Jersey Industries, Inc.	99,872	3,507
Southwest Gas Corp.	143,991	4,026
Vectren Corp.	51,100	1,371
WGL Holdings, Inc.	165,600	5,309

		22,600

Hand/Machine Tools - 0.8%
Regal-Beloit Corp.	217,452	7,965

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   67   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Healthcare - Products - 1.1%
Cantel Medical Corp. *	19,165	$204
Conmed Corp. *	139,487	3,577
Datascope Corp.	54,725	2,267
E-Z-Em-Inc. *	4,400	92
Home Diagnostics, Inc. *	1,500	10
ICU Medical, Inc. *	11,439	329
Invacare Corp.	24,544	547
Merit Medical Systems, Inc. *	32,668	517
STERIS Corp.	81,700	2,192
Symmetry Medical, Inc. *	37,000	614
Vital Images, Inc. *	9,648	144
Vital Signs, Inc.	11,000	557

		11,050

Healthcare - Services - 3.4%
Amedisys, Inc. *	33,200	1,306
AMERIGROUP Corp. *	249,779	6,826
Amsurg Corp. *	66,198	1,568
Apria Healthcare Group, Inc. *	96,756	1,911
Centene Corp. *	43,052	600
Continucare Corp. *	16,931	42
Gentiva Health Services, Inc. *	35,454	771
Healthsouth Corp. *	60,413	1,075
Kindred Healthcare, Inc. *	141,977	3,105
LifePoint Hospitals, Inc. *	194,788	5,351
Magellan Health Services, Inc. *	99,900	3,965
Matria Healthcare, Inc. *	32,019	714
Medcath Corp. *	18,476	336
Molina Healthcare, Inc. *	55,393	1,353
National Healthcare Corp.	10,000	487
NovaMed, Inc. *	4,100	16
Odyssey HealthCare, Inc. *	69,911	629
RehabCare Group, Inc. *	10,148	152
Res-Care, Inc. *	124,315	2,132
Triple-S Management Corp., Class B *	9,152	162

		32,501

Home Builders - 0.1%
Cavco Industries, Inc. *	3,630	127
Monaco Coach Corp.	15,258	145
Skyline Corp.	28,813	801

		1,073

Home Furnishings - 0.1%
Ethan Allen Interiors, Inc.	43,700	1,242

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Home Furnishings - 0.1% continued
Stanley Furniture Co., Inc.	7,149	$89

		1,331

Household Products/Wares - 0.7%
American Greetings Corp., Class A	79,209	1,469
Blyth, Inc.	82,988	1,636
CSS Industries, Inc.	5,915	207
Ennis, Inc.	114,874	1,928
Jarden Corp. *	43,218	940
Prestige Brands Holdings, Inc. *	28,132	230

		6,410

Insurance - 8.9%
Alfa Corp.	164,483	3,615
Alleghany Corp. *	7,027	2,400
American Physicians Capital, Inc.	29,004	1,345
Amerisafe, Inc. *	8,765	111
Argo Group International Holdings Ltd. *	34,945	1,241
CNA Surety Corp. *	133,875	2,059
Commerce Group, Inc.	176,157	6,352
Crawford & Co., Class B *	3,295	17
Delphi Financial Group, Inc., Class A	36,967	1,081
Donegal Group, Inc., Class A	54,365	946
EMC Insurance Group, Inc.	30,985	833
FBL Financial Group, Inc., Class A	84,120	2,397
FPIC Insurance Group, Inc. *	35,643	1,680
Hanover Insurance Group (The), Inc.	46,956	1,932
Harleysville Group, Inc.	113,944	4,112
Hilb, Rogal & Hobbs Co.	19,559	616
Horace Mann Educators Corp.	198,055	3,462
Independence Holding Co.	15,004	179
Infinity Property & Casualty Corp.	61,690	2,566
Investors Title Co.	1,521	75
Meadowbrook Insurance Group, Inc.	78,232	611
Mercer Insurance Group, Inc.	296	5
Midland (The) Co.	61,050	3,964
Navigators Group, Inc. *	61,198	3,329
NYMAGIC, Inc.	100	2
ProAssurance Corp. *	154,447	8,314
RLI Corp.	156,139	7,740
Safety Insurance Group, Inc.	69,943	2,387
SeaBright Insurance Holdings, Inc. *	40,045	590
Selective Insurance Group, Inc.	333,762	7,970
State Auto Financial Corp.	105,670	3,078
Stewart Information Services Corp.	40,100	1,122
United America Indemnity Ltd., Class A *	51,667	995

See Notes to the Financial Statements.
EQUITY FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Insurance - 8.9% continued
United Fire & Casualty Co.	87,407	$3,269
Unitrin, Inc.	46,236	1,634
Zenith National Insurance Corp.	103,529	3,713

		85,742

Internet - 1.1%
AsiaInfo Holdings, Inc. *	14,080	153
Avocent Corp. *	96,810	1,636
DealerTrack Holdings, Inc. *	21,043	425
FTD Group, Inc.	16,781	225
Harris Interactive, Inc. *	55,411	151
PC-Tel, Inc. *	11,449	78
RealNetworks, Inc. *	230,096	1,318
SonicWALL, Inc. *	46,332	379
TIBCO Software, Inc. *	679,393	4,851
United Online, Inc.	43,000	454
Vignette Corp. *	75,663	1,000
Website Pros, Inc. *	15,533	153

		10,823

Investment Companies - 0.2%
MCG Capital Corp.	193,451	1,758

Iron/Steel - 0.2%
Schnitzer Steel Industries, Inc., Class A	22,154	1,574
Universal Stainless & Alloy *	3,345	99

		1,673

Leisure Time - 0.4%
Brunswick Corp.	83,484	1,333
Callaway Golf Co.	134,980	1,982
Multimedia Games, Inc. *	14,781	79

		3,394

Lodging - 0.2%
Interstate Hotels & Resorts, Inc. *	7,325	35
Marcus Corp.	121,288	2,329

		2,364

Machinery - Diversified - 1.6%
Albany International Corp., Class A	55,936	2,021
Briggs & Stratton Corp.	83,160	1,489
Cascade Corp.	36,201	1,785
Cognex Corp.	69,101	1,508
Gerber Scientific, Inc. *	25,316	225
Intevac, Inc. *	12,138	157
NACCO Industries, Inc. , Class A	24,363	1,972
Sauer-Danfoss, Inc.	244,352	5,410

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Machinery - Diversified - 1.6% continued
Tennant Co.	23,500	$936

		15,503

Media - 0.7%
AH Belo Corp., Class A *	41,953	480
Belo Corp., Class A	47,800	505
Courier Corp.	7,003	175
Cox Radio, Inc., Class A *	16,942	201
Entercom Communications Corp. , Class A	16,139	160
Hearst-Argyle Television, Inc.	84,182	1,737
Journal Communications, Inc., Class A	204,497	1,509
Playboy Enterprises, Inc. , Class B *	11,745	98
Scholastic Corp. *	59,475	1,800

		6,665

Metal Fabrication/Hardware - 2.0%
CIRCOR International, Inc.	76,711	3,548
Lawson Products, Inc.	23,445	646
Mueller Industries, Inc.	56,531	1,631
NN, Inc.	10,970	107
Northwest Pipe Co. *	4,464	190
Quanex Corp.	129,158	6,682
Worthington Industries, Inc.	396,382	6,687

		19,491

Mining - 0.2%
Coeur D’alene Mines Corp. *	473,641	1,914

Miscellaneous Manufacturing - 2.7%
Ameron International Corp.	49,405	4,621
Aptargroup, Inc.	135,400	5,271
Barnes Group, Inc.	61,384	1,409
Ceradyne, Inc. *	20,935	669
EnPro Industries, Inc. *	16,573	517
ESCO Technologies, Inc. *	25,418	1,010
Federal Signal Corp.	90,093	1,258
Lancaster Colony Corp.	15,500	619
Myers Industries, Inc.	92,099	1,209
Park-Ohio Holdings Corp. *	3,549	56
Smith (A.O.) Corp.	219,747	7,223
Standex International Corp.	63,935	1,428
Tredegar Corp.	22,985	418

		25,708

Oil & Gas - 3.9%
Bill Barrett Corp. *	91,106	4,305
BMB Munai, Inc. *	6,242	34
Bois d’Arc Energy, Inc. *	5,163	111

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   69   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Oil & Gas - 3.9% continued
Brigham Exploration Co. *	65,900	$400
Callon Petroleum Co. *	20,087	363
Encore Acquisition Co. *	193,437	7,792
Grey Wolf, Inc. *	452,508	3,068
Petrohawk Energy Corp. *	307,789	6,208
Stone Energy Corp. *	21,679	1,134
Sunoco Logistics Partners L.P.	22,300	1,088
Swift Energy Co. *	170,524	7,672
Whiting Petroleum Corp. *	80,138	5,181

		37,356

Oil & Gas Services - 2.0%
Allis-Chalmers Energy, Inc. *	21,300	294
Cal Dive International, Inc. *	18,500	192
Exterran Holdings, Inc. *	50,800	3,279
Gulf Island Fabrication, Inc.	8,100	233
Hornbeck Offshore Services, Inc. *	85,851	3,921
Natural Gas Services Group, Inc. *	6,609	144
Oil States International, Inc. *	160,055	7,172
SEACOR Holdings, Inc. *	24,194	2,065
Trico Marine Services, Inc. *	39,544	1,541
Union Drilling, Inc. *	10,815	189

		19,030

Packaging & Containers - 0.1%
Greif, Inc., Class A	9,000	611

Pharmaceuticals - 1.2%
Alpharma, Inc., Class A *	70,000	1,835
BioScrip, Inc. *	21,561	146
Emergent Biosolutions, Inc. *	16,737	149
Nutraceutical International Corp. *	35,987	468
Omega Protein Corp. *	3,955	54
Perrigo Co.	125,012	4,716
Salix Pharmaceuticals Ltd. *	26,774	168
Sciele Pharma, Inc. *	81,353	1,586
Theragenics Corp. *	15,418	61
Viropharma, Inc. *	247,283	2,211

		11,394

Pipelines - 0.0%
Enbridge Energy Management (Fractional Shares) (2)*	216,019	—
Enbridge Energy Management LLC *	5,104	248
Kinder Morgan Management LLC (Fractional Shares) (2)*	15,937	—
TC Pipelines LP	6,398	220

		468

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Real Estate - 0.1%
Avatar Holdings, Inc. *	4,752	$207
Stratus Properties, Inc. *	9,882	291
W.P. Carey & Co. LLC	31,300	938

		1,436

Real Estate Investment Trusts - 6.4%
Acadia Realty Trust	26,623	643
American Land Lease, Inc.	27,288	562
Anthracite Capital, Inc.	268,059	1,769
BioMed Realty Trust, Inc.	162,405	3,880
BRT Realty Trust	6,563	92
Capital Trust, Inc. of New York, Class A	55,251	1,489
Cedar Shopping Centers, Inc.	187,165	2,186
EastGroup Properties, Inc.	31,165	1,448
Entertainment Properties Trust	90,506	4,465
Equity One, Inc.	56,623	1,357
Extra Space Storage, Inc.	50,883	824
First Potomac Realty Trust	83,300	1,280
Franklin Street Properties Corp.	16,099	231
Gramercy Capital Corp. of New York	23,000	481
Highwoods Properties, Inc.	43,798	1,361
Home Properties, Inc.	33,300	1,598
Inland Real Estate Corp.	2,100	32
Investors Real Estate Trust	50,236	491
LaSalle Hotel Properties	30,733	883
LTC Properties, Inc.	132,154	3,398
Medical Properties Trust, Inc.	49,578	561
Mission West Properties	11,066	104
National Health Investors, Inc.	103,251	3,227
National Retail Properties, Inc.	220,299	4,858
NorthStar Realty Finance Corp.	108,628	887
One Liberty Properties, Inc.	4,200	68
Parkway Properties, Inc. of Maryland	36,542	1,351
Pennsylvania Real Estate Investment Trust	97,500	2,378
Ramco-Gershenson Properties	30,372	641
Realty Income Corp.	282,400	7,235
Redwood Trust, Inc.	88,471	3,216
Senior Housing Properties Trust	197,740	4,686
Sovran Self Storage, Inc.	59,690	2,549
Universal Health Realty Income Trust	35,600	1,185
Winthrop Realty Trust	104,600	431

		61,847

Retail - 5.9%
99 Cents Only Stores *	53,676	531
AC Moore Arts & Crafts, Inc. *	11,720	80

See Notes to the Financial Statements.
EQUITY FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Retail - 5.9% continued
Asbury Automotive Group, Inc.	47,720	$657
Benihana, Inc., Class A *	5,037	57
Bob Evans Farms, Inc.	86,716	2,392
Brown Shoe Co., Inc.	38,597	582
Buckle (The), Inc.	58,034	2,596
Cabela’s, Inc. *	101,673	1,440
Casey’s General Stores, Inc.	33,252	751
Cash America International, Inc.	86,283	3,141
CBRL Group, Inc.	49,500	1,771
Charlotte Russe Holding, Inc. *	79,539	1,379
Charming Shoppes, Inc. *	105,072	507
Collective Brands, Inc. *	50,187	608
Columbia Sportswear Co.	26,896	1,184
Dress Barn, Inc. *	46,143	597
First Cash Financial Services, Inc. *	17,285	179
Fred’s, Inc., Class A	116,755	1,197
Frisch’s Restaurants, Inc.	700	16
Group 1 Automotive, Inc.	13,383	314
Insight Enterprises, Inc. *	183,814	3,217
Kenneth Cole Productions, Inc., Class A	36,152	612
Landry’s Restaurants, Inc.	108,623	1,768
Longs Drug Stores Corp.	30,700	1,304
Luby’s, Inc. *	114,093	808
MarineMax, Inc. *	73,496	916
Men’s Wearhouse, Inc.	57,953	1,349
Movado Group, Inc.	46,199	900
O’Charleys, Inc.	26,079	300
Pantry (The), Inc. *	45,392	957
PC Connection, Inc. *	58,063	460
Penske Auto Group, Inc.	348,199	6,776
Regis Corp.	208,493	5,731
Rush Enterprises, Inc., Class A *	45,124	715
School Specialty, Inc. *	15,181	479
Sonic Automotive, Inc., Class A	70,048	1,439
Stage Stores, Inc.	211,596	3,428
Steak n Shake (The) Co. *	33,537	264
Systemax, Inc.	72,247	871
Talbots, Inc.	11,514	124
Zale Corp. *	228,292	4,511

		56,908

Savings & Loans - 0.9%
Anchor BanCorp Wisconsin, Inc.	41,505	787
Citizens First Bancorp, Inc.	788	8
Dime Community Bancshares	73,956	1,293

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Savings & Loans - 0.9% continued
First Defiance Financial Corp.	23,225	$426
First Financial Holdings, Inc.	6,558	154
First Place Financial Corp. of Ohio	30,718	399
Flushing Financial Corp.	76,433	1,344
HMN Financial, Inc.	2,463	57
NASB Financial, Inc.	4,427	116
Parkvale Financial Corp.	1,882	51
Provident Financial Holdings, Inc.	4,909	79
Provident New York Bancorp	20,073	271
TierOne Corp.	3,600	41
United Community Financial Corp. of Ohio	23,945	148
Washington Federal, Inc.	147,297	3,364
Willow Grove Bancorp, Inc.	1,576	12
WSFS Financial Corp.	3,473	171

		8,721

Semiconductors - 2.7%
Anadigics, Inc. *	35,204	231
ATMI, Inc. *	17,800	495
Axcelis Technologies, Inc. *	142,444	798
Brooks Automation, Inc. *	96,038	934
Cabot Microelectronics Corp. *	22,934	737
Cirrus Logic, Inc. *	68,264	459
Cohu, Inc.	52,071	846
Emulex Corp. *	129,400	2,101
Entegris, Inc. *	208,526	1,499
Fairchild Semiconductor International, Inc. *	155,734	1,856
Integrated Device Technology, Inc. *	106,967	955
IXYS Corp. *	17,491	120
Mattson Technology, Inc. *	197,115	1,200
MKS Instruments, Inc. *	359,163	7,686
Omnivision Technologies, Inc. *	66,412	1,117
Pericom Semiconductor Corp. *	17,767	261
Photronics, Inc. *	23,600	225
Rudolph Technologies, Inc. *	8,285	81
Semitool, Inc. *	26,378	220
Silicon Image, Inc. *	47,453	238
Skyworks Solutions, Inc. *	124,175	904
Standard Microsystems Corp. *	60,780	1,774
TriQuint Semiconductor, Inc. *	302,019	1,528
Ultra Clean Holdings *	12,140	119
White Electronic Designs Corp. *	9,792	43

		26,427

Software - 1.4%
Acxiom Corp.	35,045	416

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   71   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Software - 1.4% continued
Captaris, Inc. *	1,116	$5
Digi International, Inc. *	57,387	662
EPIQ Systems, Inc. *	135,777	2,107
infoUSA, Inc.	31,790	194
JDA Software Group, Inc. *	144,970	2,646
Lawson Software, Inc. *	509,200	3,834
Mantech International Corp., Class A *	16,000	726
Packeteer, Inc. *	11,354	58
Quest Software, Inc. *	154,865	2,024
Schawk, Inc.	48,845	781
Smith Micro Software, Inc. *	17,002	104
SYNNEX Corp. *	16,900	359

		13,916

Storage/Warehousing - 0.1%
Mobile Mini, Inc. *	26,525	504

Telecommunications - 1.8%
ADC Telecommunications, Inc. *	66,211	800
Anaren, Inc. *	39,674	502
Arris Group, Inc. *	34,800	203
Atlantic Tele-Network, Inc.	21,391	724
Black Box Corp.	28,200	870
EMS Technologies, Inc. *	38,395	1,042
Foundry Networks, Inc. *	301,641	3,493
Globecomm Systems, Inc. *	6,530	57
Hypercom Corp. *	63,599	276
Iowa Telecommunications Services, Inc.	16,344	290
Novatel Wireless, Inc. *	18,428	178
Oplink Communications, Inc. *	38,845	345
Plantronics, Inc.	37,429	723
Premiere Global Services, Inc. *	189,522	2,718
RF Micro Devices, Inc. *	20,200	54
Shenandoah Telecom Co.	13,238	196
Soapstone Networks, Inc.	8,332	60
SureWest Communications	12,433	192
Sycamore Networks, Inc. *	217,342	795
Syniverse Holdings, Inc. *	164,432	2,739
Tekelec *	106,852	1,330
USA Mobility, Inc. *	8,662	62

		17,649

Textiles - 0.8%
Culp, Inc. *	7,108	53
G&K Services, Inc., Class A	117,032	4,168
Unifirst Corp. of Massachusetts	91,034	3,376

		7,597

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.9% continued
Toys, Games & Hobbies - 0.4%
Jakks Pacific, Inc. *	95,375	$2,630
RC2 Corp. *	49,403	1,036

		3,666

Transportation - 2.2%
Alexander & Baldwin, Inc.	35,100	1,512
Arkansas Best Corp.	115,793	3,689
Bristow Group, Inc. *	18,312	983
Celadon Group, Inc. *	12,293	119
Frozen Food Express Industries, Inc.	2,900	23
Genesee & Wyoming, Inc., Class A *	42,400	1,459
Gulfmark Offshore, Inc. *	76,856	4,206
Marten Transport Ltd. *	55,248	857
P.A.M. Transportation Services, Inc. *	4,900	76
Pacer International, Inc.	26,580	437
Saia, Inc. *	35,254	559
USA Truck, Inc. *	4,400	57
Werner Enterprises, Inc.	382,071	7,091

		21,068

Trucking & Leasing - 0.2%
AMERCO, Inc. *	15,368	877
Greenbrier Cos., Inc.	23,274	617

		1,494

Total Common Stocks

(Cost $947,820)		931,513

OTHER - 0.0%

Escrow DLB Oil & Gas (2)	2,100	–
Total Other

(Cost $ -)		–

	NUMBER OF	VALUE
	WARRANTS	(000S)
WARRANTS - 0.0%
American Satellite Network	255	–

Total Warrants

(Cost $ -)		–

See Notes to the Financial Statements.
EQUITY FUNDS    72   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 7.3%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$66,624	$66,624
U.S. Treasury Bill, (1)
3.00%, 6/26/08	3,655	3,629

Total Short-Term Investments

(Cost $70,253)		70,253

Total Investments - 104.2%

(Cost $1,018,073)		1,001,766
Liabilities less Other Assets - (4.2)%		(39,938)

NET ASSETS - 100.0%		$961,828

(1)	Security pledged as collateral to cover margin requirements for open futures contracts.

(2)	The securities have been deemed worthless by the NTGI Valuation Committee.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Small Cap Value Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAINS
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)
S&P500
E-Mini	117	$7,745	Long	6/08	$136

Russell Mini 2000	288	19,872	Long	6/08	578

Total					$714

At March 31, 2008, the industry sectors (unaudited) for the Small Cap Value Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	11.5%
Consumer Staples	3.9
Energy	6.5
Financials	30.5
Health Care	7.4
Industrials	14.0
Information Technology	13.9
Materials	6.9
Telecommunication Services	0.7
Utilities	4.7

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   73   EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.4%
Aerospace/Defense - 5.2%
Lockheed Martin Corp.	31,627	$3,140
Raytheon Co.	40,484	2,616

		5,756

Biotechnology - 4.2%
Biogen Idec, Inc. *	24,014	1,481
Genzyme Corp. *	23,859	1,779
Millennium Pharmaceuticals, Inc. *	85,519	1,322

		4,582

Commercial Services - 4.9%
Accenture Ltd., Class A	86,151	3,030
Icon PLC ADR *	14,007	909
SAIC, Inc. *	78,193	1,453

		5,392

Computers - 22.7%
Apple, Inc. *	33,420	4,796
Dell, Inc. *	73,546	1,465
DST Systems, Inc. *	16,758	1,102
EMC Corp. of Massachusetts *	90,584	1,299
Hewlett-Packard Co.	105,080	4,798
IBM Corp.	26,771	3,082
Micros Systems, Inc. *	27,900	939
Research In Motion Ltd. *	22,948	2,576
Seagate Technology	97,904	2,050
Synaptics, Inc. *	60,137	1,436
Synopsys, Inc. *	63,383	1,439

		24,982

Electronics - 3.8%
Applera Corp. - Applied Biosystems Group	57,824	1,900
Thermo Fisher Scientific Inc. *	40,179	2,284

		4,184

Healthcare - Products - 2.5%
Alcon, Inc.	10,082	1,434
Medtronic, Inc.	28,142	1,361

		2,795

Internet - 9.4%
Blue Coat Systems, Inc. *	34,961	770
Digital River, Inc. *	35,220	1,091
eBay, Inc. *	73,928	2,206
McAfee, Inc. *	46,894	1,552
Vasco Data Security International, Inc. *	141,655	1,938
VeriSign, Inc. *	45,894	1,525
Vocus, Inc. *	48,245	1,274

		10,356

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.4% continued
Pharmaceuticals - 1.7%
Isis Pharmaceuticals, Inc. *	57,197	$807
Sciele Pharma, Inc. *	57,264	1,117

		1,924

Semiconductors - 9.7%
Emulex Corp. *	95,413	1,549
Intel Corp.	114,389	2,423
MEMC Electronic Materials, Inc. *	20,216	1,433
Nvidia Corp. *	58,168	1,151
Texas Instruments, Inc.	58,247	1,647
Verigy Ltd. *	55,127	1,039
Xilinx, Inc.	61,667	1,465

		10,707

Software - 20.7%
Activision, Inc. *	85,429	2,333
Adobe Systems, Inc. *	50,237	1,788
Autodesk, Inc. *	29,283	922
Blackboard, Inc. *	26,498	883
Citrix Systems, Inc. *	43,286	1,269
Double-Take Software, Inc. *	100,328	1,172
Microsoft Corp.	148,789	4,223
MicroStrategy, Inc., Class A *	17,358	1,284
Omnicell, Inc. *	67,445	1,356
Oracle Corp. *	214,196	4,190
Phase Forward, Inc. *	52,864	903
Sybase, Inc. *	43,235	1,137
Synchronoss Technologies, Inc. *	66,330	1,328

		22,788

Telecommunications - 12.6%
Cisco Systems, Inc. *	139,386	3,358
Harris Corp.	34,249	1,662
Juniper Networks, Inc. *	75,316	1,883
Nokia OYJ ADR	140,069	4,458
QUALCOMM, Inc.	62,624	2,568

		13,929

Total Common Stocks

(Cost $99,441)		107,395

See Notes to the Financial Statements.
EQUITY FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 2.3%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$2,525	$2,525

Total Short-Term Investment

(Cost $2,525)		2,525

Total Investments - 99.7%

(Cost $101,966)		109,920
Other Assets less Liabilities - 0.3%		366

NET ASSETS - 100.0%		$110,286
*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Technology Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Aerospace & Defense	5.4%
Biotechology	5.0
Communications Equipment	15.6
Computers & Peripherals	19.0
Health Care Equipment & Supplies	2.6
Health Care Technology	2.1
Internet Software & Services	5.7
IT Services	5.2
Life Sciences Tools & Services	4.7
Pharmaceuticals	1.0
Semiconductors & Semiconductor Equipment	8.5
Software	25.2

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   75   EQUITY FUNDS

EQUITY FUNDS
 NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 39 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity, Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds (collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers for the International Growth Equity Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. (“PFPC”) serve as the Trust’s co-administrators, and Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS – Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS – Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2008

deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2008, the Enhanced Large Cap and Small Cap Value Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $219,000 and $3,629,000, respectively. The Emerging Markets Equity Fund had entered into exchange-traded long futures contracts at March 31, 2008. The aggregate value of restricted cash and foreign currencies to cover margin requirements for open positions was approximately $264,000 and $1,034,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME – Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES – Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES – The Emerging Markets Equity and International Growth Equity Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2008 were approximately $5,000 and $2,000 for the Emerging Markets Equity and International Growth Equity Funds, respectively. These amounts are included in “Proceeds from Shares Sold” in Note 6 – Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY FUNDS

EQUITY FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

H) DISTRIBUTIONS TO SHAREHOLDERS – Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND
PAYMENT FREQUENCY
Emerging Markets Equity	Annually
Enhanced Large Cap	Quarterly
Growth Equity	Quarterly
Income Equity	Monthly
International Growth Equity	Annually
Large Cap Value	Annually
Mid Cap Growth	Quarterly
Select Equity	Annually
Small Cap Growth	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

I) FEDERAL INCOME TAXES – No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2007, through the fiscal year end, the following Funds incurred net capital losses and/or Section 988 net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):

Enhanced Large Cap	$7,872
Growth Equity	9,530
Income Equity	5,013
Large Cap Value	11,304
Mid Cap Growth	5,450
Small Cap Growth	3,855
Small Cap Value	28,139
Technology	4,053

At March 31, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

	MARCH 31,	MARCH 31,	MARCH 31,		MARCH 31,
Amounts in thousands	2009	2010	2011		2012
International Growth Equity	$ —	$ —	$62,271	*	$ —
Mid Cap Growth	—	11,409	43,006		—
Select Equity	—	—	65,252		—
Small Cap Growth	1,721	129,320	28,257		—
Technology	155,997	606,810	295,340	*	21,097

*	Amounts include acquired capital loss carryforwards, which may be limited under current tax laws, expiring in varying amounts through March 31, 2011.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

EQUITY FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2008

At March 31, 2008, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED

	ORDINARY	LONG-TERM	UNREALIZED
Amounts in thousands	INCOME*	CAPITAL GAINS	GAINS (LOSSES)
Emerging Markets Equity	$1,163	$4,336	$102,097
Enhanced Large Cap	24	—	(4,212)
Growth Equity	49	—	1,285
Income Equity	1,665	—	7,161
International Growth Equity	4,144	24,376	70,532
Large Cap Value	—	—	(24,937)
Mid Cap Growth	—	—	(2,558)
Select Equity	119	—	3,646
Small Cap Growth	—	—	466
Small Cap Value	2,192	—	(17,191)
Technology	—	—	4,261

*	Ordinary income includes taxable discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM

	ORDINARY	LONG-TERM
Amounts in thousands	INCOME*	CAPITAL GAINS
Emerging Markets Equity	$16,308	$6,729
Enhanced Large Cap	5,178	4,020
Growth Equity	17,916	46,559
Income Equity	14,334	27,578
International Growth Equity	67,706	176,775
Large Cap Value	33,638	101,049
Select Equity	615	—
Small Cap Value	11,666	66,823

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

	DISTRIBUTIONS FROM

	ORDINARY	LONG-TERM
Amounts in thousands	INCOME*	CAPITAL GAINS
Emerging Markets Equity	$1,397	$ —
Enhanced Large Cap	1,992	94
Growth Equity	9,806	35,483
Income Equity	13,295	11,604
International Growth Equity	34,403	98,366
Large Cap Value	24,511	98,670
Select Equity	700	—
Small Cap Value	6,319	65,349

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. At March 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds’ financial statements.

3. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY FUNDS

EQUITY FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2008, the Select Equity Fund had an outstanding loan of $400,000. This amount is included in “Accrued other liabilities” on the Fund’s Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 3.45 percent.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

	DOLLAR
Amounts in thousands	AMOUNT	RATE
Emerging Markets Equity	$3,768	5.68%
Enhanced Large Cap	1,092	5.25%
Growth Equity	2,310	4.00%
International Growth Equity	8,462	4.60%
Large Cap Value	4,631	3.60%
Mid Cap Growth	100	5.78%
Select Equity	1,692	5.25%
Small Cap Growth	486	4.32%
Technology	3,500	5.77%

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year ended March 31, 2008, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	ANNUAL	EXPENSE
	ADVISORY FEES	LIMITATIONS
Emerging Markets Equity	0.35%	0.80%
Enhanced Large Cap	0.30%	0.60%
Growth Equity	0.85%	1.00%
Income Equity	0.85%	1.00%
International Growth Equity	1.00%	1.25%
Large Cap Value	0.85%	1.10%
Mid Cap Growth	0.85%	1.00%
Select Equity	0.85%	1.00%
Small Cap Growth	1.00%	1.25%
Small Cap Value	0.85%	1.00%
Technology	1.00%	1.25%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds pay the co-administration fees to NTI, which in turn pays a portion of these fees to PFPC for its services.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustees fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

EQUITY FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2008

5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

	U.S.		U.S.
Amounts in thousands	GOVERNMENT	OTHER	GOVERNMENT	OTHER
Emerging Market Equity	$ —	$217,313	$ —	$76,847
Enhanced Large Cap	—	259,911	—	310,485
Growth Equity	—	377,211	—	587,305
Income Equity	—	260,153	—	227,108
International Growth Equity	—	849,461	—	1,110,484
Large Cap Value	—	682,957	—	1,128,429
Mid Cap Growth	—	539,331	—	569,884
Select Equity	—	264,574	—	301,087
Small Cap Growth	—	122,716	—	123,265
Small Cap Value	—	611,179	—	453,195
Technology	—	181,488	—	215,585

At March 31, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

			NET	COST
	UNREALIZED	UNREALIZED	APPRECIATION	BASIS OF
Amounts in thousands	APPRECIATION	DEPRECIATION	(DEPRECIATION)	SECURITIES
Emerging Markets Equity	$139,950	$(38,184)	$101,766	$570,200
Enhanced Large Cap	2,448	(6,660)	(4,212)	73,444
Growth Equity	32,972	(31,687)	1,285	327,023
Income Equity	41,716	(34,555)	7,161	401,245
International Growth Equity	108,550	(38,823)	69,727	846,081
Large Cap Value	22,921	(47,858)	(24,937)	593,405
Mid Cap Growth	6,376	(8,934)	(2,558)	162,103
Select Equity	9,375	(5,729)	3,646	145,681
Small Cap Growth	3,376	(2,910)	466	45,865
Small Cap Value	74,912	(92,103)	(17,191)	1,018,957
Technology	13,246	(8,985)	4,261	105,659

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2008 were as follows:

							NET	NET
		PROCEEDS	SHARES FROM			PAYMENTS	INCREASE	INCREASE
	SHARES	FROM	REINVESTED	REINVESTMENT	SHARES	FOR SHARES	(DECREASE)	(DECREASE)
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	OF DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Emerging Markets Equity	24,402	$320,525	600	$8,364	(12,484)	$(167,721)	12,518	$161,168
Enhanced Large Cap	6,667	77,390	593	6,195	(12,233)	(132,907)	(4,973)	(49,322)
Growth Equity	4,940	80,393	3,700	53,283	(19,323)	(288,593)	(10,683)	(154,917)
Income Equity	13,104	176,162	2,817	35,330	(14,827)	(188,183)	1,094	23,309
International Growth Equity	5,794	75,924	17,071	196,324	(24,750)	(309,982)	(1,885)	(37,734)
Large Cap Value	10,423	140,982	8,395	94,530	(48,203)	(575,144)	(29,385)	(339,632)
Mid Cap Growth	1,025	17,808	—	—	(2,455)	(41,700)	(1,430)	(23,892)
Select Equity	999	22,840	20	489	(2,641)	(60,600)	(1,622)	(37,271)
Small Cap Growth	1,201	17,166	—	—	(1,217)	(16,671)	(16)	495
Small Cap Value	41,052	634,169	5,068	69,743	(31,071)	(475,989)	15,049	227,923
Technology	642	8,786	—	—	(3,269)	(43,549)	(2,627)	(34,763)

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2008

Transactions in capital shares for the period ended March 31, 2007, were as follows:

							NET	NET
		PROCEEDS	SHARES FROM			PAYMENTS	INCREASE	INCREASE
	SHARES	FROM	REINVESTED	REINVESTMENT	SHARES	FOR SHARES	(DECREASE)	(DECREASE)
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	OF DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Emerging Markets Equity	43,871	$448,940	15	$159	(3,229)	$(30,874)	40,657	$418,225
Enhanced Large Cap	10,729	116,117	69	777	(2,178)	(23,662)	8,620	93,232
Growth Equity	4,589	74,073	2,217	35,842	(16,443)	(263,222)	(9,637)	(153,307)
Income Equity	11,759	150,442	1,466	18,658	(9,163)	(114,497)	4,062	54,603
International Growth Equity	10,131	136,789	7,464	96,737	(41,454)	(539,062)	(23,859)	(305,536)
Large Cap Value	14,579	201,029	6,654	90,166	(24,646)	(339,320)	(3,413)	(48,125)
Mid Cap Growth	1,006	14,610	–	–	(10,537)	(148,610)	(9,531)	(134,000)
Select Equity	837	16,862	27	567	(4,487)	(89,586)	(3,623)	(72,157)
Small Cap Growth	513	6,565	—	—	(1,989)	(24,590)	(1,476)	(18,025)
Small Cap Value	36,771	626,712	3,805	62,557	(18,101)	(306,959)	22,475	382,310
Technology	603	7,134	—	—	(5,890)	(69,878)	(5,287)	(62,744)

7. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and financial disclosures, if any.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial amounts, but will require additional disclosures. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

EQUITY FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), eleven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 28, 2008

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2008 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2008, are designated as qualified dividend income, as defined in the Act, subject to reduced tax rates in 2008:

QDI
FUND	PERCENTAGE
Emerging Markets Equity	40.76%
Enhanced Large Cap	34.68%
Growth Equity	19.42%
Income Equity	55.20%
International Growth Equity	21.33%
Large Cap Value	82.12%
Select Equity	84.30%
Small Cap Value	52.05%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD
FUND	PERCENTAGE
Enhanced Large Cap	35.17%
Growth Equity	19.74%
Income Equity	51.60%
Large Cap Value	82.33%
Select Equity	86.33%
Small Cap Value	52.89%

CAPITAL GAIN DISTRIBUTION – The following Funds made capital gain distributions in December 2007, and hereby designate these long-term capital gain distributions as follows (per share):

LONG-TERM
CAPITAL GAIN
FUND	15%
Emerging Markets Equity	$0.1359
Enhanced Large Cap	0.3465
Growth Equity	1.4928
Income Equity	0.7085
International Growth Equity	2.1887
Large Cap Value	1.3818
Small Cap Value	1.0659

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

FUND	TAXES	INCOME
Emerging Markets Equity	$0.0297	$0.3031
International Growth Equity	0.0280	0.3433

EQUITY FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

FUND EXPENSES	MARCH 31, 2008 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity and International Growth Equity Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/07 - 3/31/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 77), if any, in the Emerging Markets Equity and International Growth Equity Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.75%	$1,000.00	$920.10	$3.61
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80 **

ENHANCED LARGE CAP

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.60%	$1,000.00	$856.90	$2.79
Hypothetical	0.60%	$1,000.00	$1,022.06	$3.04 **

GROWTH EQUITY

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.00%	$1,000.00	$855.10	$4.65
Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06 **

INCOME EQUITY

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.00%	$1,000.00	$910.60	$4.79
Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06 **

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES continued	MARCH 31, 2008 (UNAUDITED)

INTERNATIONAL GROWTH EQUITY

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.26%	$1,000.00	$899.30	$6.00
Hypothetical	1.26%	$1,000.00	$1,018.75	$6.38 **

LARGE CAP VALUE

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.10%	$1,000.00	$835.90	$5.06
Hypothetical	1.10%	$1,000.00	$1,019.55	$5.57 **

MID CAP GROWTH

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.00%	$1,000.00	$893.00	$4.75
Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06 **

SELECT EQUITY

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.01%	$1,000.00	$900.50	$4.81
Hypothetical	1.01%	$1,000.00	$1,020.00	$5.11 **

SMALL CAP GROWTH

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.25%	$1,000.00	$864.30	$5.84
Hypothetical	1.25%	$1,000.00	$1,018.80	$6.33 **

SMALL CAP VALUE

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.00%	$1,000.00	$898.60	$4.76
Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06 **

TECHNOLOGY

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.25%	$1,000.00	$830.80	$5.74
Hypothetical	1.25%	$1,000.00	$1,018.80	$6.33 **

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of 5 percent per year before expenses.

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2008 (UNAUDITED)

A Special Meeting of Shareholders of each investment portfolio (the “Funds”) of Northern Funds was held on January 29, 2008 to (1) elect eight Trustees of the Northern Funds’ Board and (2) approve an amended and restated investment advisory agreement between each Fund and its investment adviser, reflecting a change in the termination and renewal date of the agreements to June 30 of each year.

With respect to electing eight Trustees of the Northern Funds’ Board, the resulting votes are presented below:

	FOR THE NOMINEE	WITHHELD NUMBER
TRUSTEE	NUMBER OF SHARES	OF SHARES
William L. Bax	13,290,559,030.11	16,644,783.46
Edward J. Condon Jr.	13,289,553,984.79	17,649,828.78
Sharon Gist Gilliam	13,288,573,006.00	18,630,807.57
Sandra Polk Guthman	13,296,446,195.20	10,757,618.37
Michael E. Murphy	13,295,751,338.49	11,452,475.08
Mary Jacobs Skinner	13,296,487,955.87	10,715,857.70
Richard P. Strubel	13,290,923,562.92	16,280,250.65
Casey Sylla	13,295,547,845.97	11,655,967.60

With respect to approving an amended and restated investment advisory agreement, the resulting votes are presented below:

	NUMBER OF SHARES

FUND NAME	FOR	AGAINST	ABSTAIN
Emerging Markets Equity	45,737,716.98	3,218.55	398,485.62
Enhanced Large Cap	12,723,788.49	—	223,647.00
Growth Equity	24,984,526.18	6,069.32	2,394,754.59
Income Equity	17,922,462.88	97,647.66	6,445,385.75
International Growth Equity	74,581,905.06	2,479.20	2,573,781.79
Large Cap Value	63,748,031.24	51,238.71	11,132,286.29
Mid Cap Growth	7,787,402.00	3,696.92	790,598.87
Select Equity	2,739,522.72	6,143.62	947,456.12
Small Cap Growth	2,139,461.31	4,024.53	445,217.99
Small Cap Value	25,978,419.95	222,995.58	12,251,807.59
Technology	4,006,780.03	53,393.66	1,584,166.28

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS
 TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of March 31, 2008, each Trustee oversaw a total of 61 portfolios in the Northern Funds Complex — Northern Funds offers 39 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

 NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
William L. Bax Age: 64 Trustee since 2005
• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;
• Director of Big Shoulders Fund since 1997;
• Director of Children’s Memorial Hospital since 1997;
• Trustee of DePaul University since 1998;
• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;
• Director of Andrew Corporation from 2006 to 2007.
• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee since 2000
• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;
• Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;
• Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
• Member and Director of the Illinois Venture Capital Association since 2001;
• Trustee at Dominican University from 1996 to 2005;
• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;
• Member of the Board of Governors of The Metropolitan Club since 2003;
• Member of the Advisory Board of AAVIN Equity Partners since 2005;
• Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;
• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;
• Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.
• None

Sharon Gist Gilliam Age: 64 Trustee since 2001
• CEO of Chicago Housing Authority from 2006 to 2007;
• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005;
• Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present.
• None

Sandra Polk Guthman Age: 64 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008
• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;
• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;
• Director of Commonwealth Edison since 2007.
• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2008 (UNAUDITED)

 NON-INTERESTED TRUSTEES continued

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE

Michael E. Murphy Age: 71 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 68 Trustee since 2000 and Chairman since 2008
• Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;
• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.
• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 64 Trustee since 2008
• Chief Investment Officer, The Allstate Corporation from January to July, 2002;
• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;
• Chairman and President of the Allstate Financial Group from 2002 to 2007;
• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;
• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.
• GATX Corporation.

 INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Mary Jacobs Skinner, Esq.(3) Age: 50 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2008 (UNAUDITED)

 OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 50 50 South LaSalle Street Chicago, IL 60603 President since 2000
• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000
• Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 51 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004
• Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008
• Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Brian P. Ovaert Age: 46 50 Bank Street Canary Wharf London, E145NT Assistant Treasurer since 2005
• Executive Vice President and Regional Head of Operations for Europe, the Middle East and Africa at The Northern Trust Company since April 1, 2007; Head of Worldwide Fund Administration at The Northern Trust Company overseeing Fund Accounting, Transfer Agent and Fund Administration functions from 1997 to March 2007; Treasurer of the Trust from 2002 to 2005.

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007
• Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Diana E. McCarthy, Esq. Age: 56 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Linda J. Hoard, Esq. Age: 60 99 High Street, 27th Floor Boston, MA 02110 Assistant Secretary since 1999	• Senior Counsel and Senior Vice President at PFPC Inc. since 1998.

(1)	Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

APPROVAL OF ADVISORY AGREEMENT	MARCH 31, 2008 (UNAUDITED)

The Trustees oversee the management of Northern Funds (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Funds with Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL” and, together with NTI, the “Investment Advisers”).

The Advisory Agreement was recently amended to reset the termination dates to June 30. The resetting of the termination dates was approved by the shareholders of the Funds at a Special Meeting held on January 29, 2008. In conjunction with the change in the termination date, the Board of Trustees determined that the annual contract renewal meeting should be moved from February to May. Because applicable regulations require annual approval of advisory agreement, the Advisory Agreement was re-approved on an interim basis with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on February 15, 2008 (the “Meeting”). The interim approval of the Advisory Agreement was for the period from March 31, 2008, the original termination date of the agreement, to June 30, 2008, the new termination date of the agreement.

In preparation for the Trustees’ consideration of the Advisory Agreement at the Meeting, the Trustees received written materials and oral presentations relating to the Advisory Agreement. At the meeting, the Trustees considered the Investment Advisers’ oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meeting without employees of the Investment Advisers present.

In evaluating the Advisory Agreement, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their services and the Funds. Both in meetings specifically dedicated to the interim review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Advisers’ investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

The Trustees reviewed information on the following topics for all of the Funds: the Investment Advisers’ profitability; the qualifications of the Investment Advisers and their affiliates to provide services to the Funds; and policies adopted by the Investment Advisers regarding brokerage, trade allocations and other matters.

Specifically in connection with the Trustees’ approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds’ investment performance over different time periods and compared to their respective benchmarks and Lipper and Morningstar categories; (iii) the scope and depth of the Investment Advisers’ resources; (iv) the investment advisory fees charged by the Investment Advisers to the Investment Advisers’ other institutional accounts; (v) the Investment Advisers’ staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) the Investment Advisers’ financial resources and their ability to attract and retain portfolio management talent; (vii) the fees paid by the Funds to the Investment Advisers and their affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (viii) the benefits received by the Investment Advisers and their affiliates from their relationships with the Funds, including reports on soft dollar usage and best execution. In addition, the Trustees considered the Investment Advisers’ willingness to meet separately with representatives of the Board of Trustees in preparation for the Meeting and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds’ custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Advisers were both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and were able to provide quality services to the Funds. The Trustees also discussed the Advisers’ continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. The Trustees also noted the number of initiatives undertaken by the Trust’s Chief Compliance Officer (“CCO”) during the year to strengthen the Funds’ compliance program. In connection with compliance,

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

EQUITY FUNDS

APPROVAL OF ADVISORY AGREEMENT continued	MARCH 31, 2008 (UNAUDITED)

the Trustees noted the frequent and substantial reports made by the Trust’s CCO at Board meetings throughout the year. Finally, the Trustees considered the Investment Advisers’ responsiveness to their requests for information including, but not limited to, in connection with the in-depth performance reports discussed below.

The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds’ investment performance was provided for one, three, five and ten years. The Trustees also reviewed each Fund’s excess returns, if applicable, versus their targeted returns. The Trustees considered the Funds’ investment performance in light of the investment benchmarks and objectives applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Advisers’ investment approach for the Funds and changes made throughout the year to investment personnel to address performance issues. In this regard, the Trustees believed that the in-depth performance reviews of certain Funds requested by the Trustees and provided by the Investment Advisers had assisted them in evaluating performance issues of those Funds.

Based on the information received, the Board believed that the Growth Equity Fund lagged its benchmark in performance and was in the median of the Lipper universe for the one-year period, representing an improvement in performance from prior periods. The Board also considered that the Income Equity Fund exceeded its benchmark for the one-, three- and five-year periods and was in the median of the Lipper universe for the one-year period and the top percentile and 25th percentile for the three- and five-year periods, respectively. The Small Cap Value Fund’s performance exceeded that of its benchmark for the one- and three-year periods and was competitive in performance with the Lipper universe for the one-year period with generally better performance over the three- and five-year periods. The Small Cap Growth Fund’s performance exceeded that of its benchmark for the one- and three-year period and was in the top 25th percentile and top percentile of the Lipper universe for the one- and three-year periods, respectively.

The Board also considered that the Large Cap Value Fund lagged its benchmark in performance, but that it was competitive with its Lipper universe for the one-year period and in the top percentile for the three- and five-year periods. The Board considered that the Technology Fund’s performance exceeded that of its benchmark for the one-year period and was in the 25th percentile of the Lipper universe for the one-year period, representing a substantial improvement in performance over prior periods. The Board also considered that the performance of the Mid Cap Growth Fund and Select Equity Fund exceeded that of their respective benchmark indices for the one- and three-year periods and that their performance was in the top percentile of the Lipper universe for the one-year period, representing a substantial improvement in performance over prior periods. The Board also noted that the International Growth Equity Fund exceeded its benchmark for the one- and ten-year periods and that its performance was in the 25th percentile for the one- and five-year periods.

Finally, the Board considered that the Enhanced Large Cap Fund and Emerging Markets Equity Fund, two relatively new Funds, both lagged their benchmarks for the recent period and that their performance was in the 75% percentile and at the median of the Lipper universe, respectively.

The Trustees evaluated the Funds’ performance information in light of the relative risk and other parameters of the Funds and the investor base of the Funds. The Trustees also took into consideration the extreme market volatility over the past year and credit problems caused by sub-prime loan defaults, and the effects of these events on the Funds’ performance. Overall, the Trustees concluded that the Investment Advisers were devoting appropriate resources to improve the investment performance of the Funds.

The Trustees also considered whether a consistent methodology was in place in determining the fees and expenses of the Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Advisers and their affiliates for custodial, transfer agency and co-administration services. With respect to economies of scale, the Trustees considered the Investment Advisers’ view that the Funds may be sharing in economies of scale through the level at which the Funds’ advisory fees are set and through the Investment Advisers’ voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds, the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates, and the profits realized by them.

After deliberation, the Trustees concluded at the Meeting, with respect to all of the Funds, that the fees paid by the Funds were reasonable in light of the services provided by the Investment Advisers, their actual or projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved on an interim basis and continued until June 30, 2008.

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EQUITY FUNDS
 FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY
8	STATEMENTS OF ASSETS AND LIABILITIES
10	STATEMENTS OF OPERATIONS
12	STATEMENTS OF CHANGES IN NET ASSETS
14	FINANCIAL HIGHLIGHTS
20	SCHEDULES OF INVESTMENTS
20	GLOBAL REAL ESTATE INDEX FUND
25	GLOBAL SUSTAINABILITY INDEX FUND
33	INTERNATIONAL EQUITY INDEX FUND
49	MID CAP INDEX FUND
56	SMALL CAP INDEX FUND
80	STOCK INDEX FUND
88	NOTES TO THE FINANCIAL STATEMENTS
94	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
95	TAX INFORMATION
96	FUND EXPENSES
98	SHAREHOLDER MEETING RESULTS
99	TRUSTEES AND OFFICERS
102	APPROVAL OF ADVISORY AGREEMENT
104	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
GLOBAL REAL ESTATE INDEX FUND
PORTFOLIO MANAGEMENT COMMENTARY
The Global Real Estate Index Fund returned -18.01% during the 12-month period ended March 31, 2008, while the FTSE EPRA/ NAREIT Global Real Estate Index, the Fund’s benchmark, returned -17.79%. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index.
Coming on the heels of a period in which performance was positive across all regions, the asset class generated negative returns during the past 12 months. Asia, where overall economic growth remains robust, performed well on a relative basis but nevertheless generated a negative total return of -13.66%. The region’s strongest performer was Hong Kong, where growth continues to be supported by the region’s exposure to surging Chinese growth. Hong Kong posted a return of 14.35% for the period and carries a weight of 12.97% in the Index. Growth trends are less favorable in Japan, however, and this was reflected in its  -32.00% return. Japan has a weighting of 11.63% in the Index. Australia, which accounts for 10.84% of the Index, returned -13.12%.
North America produced a return of -18.65%, due primarily to the heavy weighting in the weak U.S. market. The United States, which returned -19.28%, accounts for 37.21% of the global Index. U.S.-based property shares remain under pressure amidst the fallout from the subprime crisis and a tighter credit environment. Europe was the weakest region, returning -22.28% for the annual period. The United Kingdom, which carries a weight of 8.26% in the Index and faces similar problems to the United States, posted a return of -32.02%. France, weighted at 5.04%, returned -9.95%.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	SINCE
TOTAL RETURN	YEAR	INCEPTION

GLOBAL REAL ESTATE INDEX	-18.01%	3.56%

FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX	-17.79	4.49

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
SHAUN MURPHY
With Northern Trust since 2004
THOMAS O’BRIEN
With Northern Trust since 2004

GROWTH OF A $10,000 INVESTMENT

The FTSE EPRA/NAREIT Global Real Estate Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.
Foreign securities may involve additional risks, including social and political instability, reduced market liquidity and currency volatility.
Real estate securities may involve special risk, such as sensitivity to changes in the overall economy or interest rate levels.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
TOTAL NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$10.17
DIVIDEND SCHEDULE	QUARTERLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS
GLOBAL SUSTAINABILITY INDEX FUND
PORTFOLIO MANAGEMENT COMMENTARY
For the period of roughly three weeks between its inception date on March 5, 2008, and the end of the first quarter on March 31, 2008, the total return of the Global Sustainability Index Fund was -0.20%, as it sought to track the return of its benchmark, the KLD Global Sustainability Index, which posted a return of  -0.72% for the same period. The Index is a broadly diversified, sector-neutral global benchmark that is based on environmental, social and governance rankings.
Market performance continued to reflect the effects of the U.S. credit crisis and the global economic slowdown. All regions in the Index were down in March, as were all sectors. The near collapse of Bear Stearns and JPMorgan Chase’s purchase of the bank at a highly discounted price provided the most visible example of the credit crisis, and resulted in a sharp market drop.
However, stronger than expected earnings reports from Goldman Sachs and Lehman Brothers, along with aggressive Federal Reserve action to cut rates and add liquidity through an expansion in its lending, led to the beginnings of recovery in global markets over the latter part of March. The Bank of England and the European Central Bank also offered loan facilities to banks in response to the crisis.
At the end of the quarter, the three major regions in the portfolio — North America, Europe and Asia Pacific — represented 48.3%, 36.9% and 14.8% of the Index, respectively. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

SINCE
TOTAL RETURN	INCEPTION

GLOBAL SUSTAINABILITY INDEX	-0.20%

KLD GLOBAL SUSTAINABILITY INDEX	-0.72

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
SHAUN MURPHY
With Northern Trust since 2004
THOMAS O’BRIEN
With Northern Trust since 2004

GROWTH OF A $10,000 INVESTMENT

The KLD Global Sustainability Index is a float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in North America, Europe and Asia-Pacific.
Foreign securities may involve additional risks, including social and political instability, reduced market liquidity and currency volatility.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/05/08
TOTAL NET ASSETS	$21 MILLION
NET ASSET VALUE	$9.98
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   3   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
INTERNATIONAL EQUITY INDEX FUND
PORTFOLIO MANAGEMENT COMMENTARY
The International Equity Index Fund returned -3.10% during the 12-month period ended March 31, 2008. The Fund’s benchmark, the MSCI EAFE Index, returned -2.70%. The net impact of fair value pricing, transaction costs and Fund expenses accounted for the difference in returns between the Fund and the Index.
Subpar market performance stemmed largely from concerns that the continued housing and credit market crises in the United States would cause the U.S. economy to slow, thereby crimping economic growth worldwide. In addition, elevated inflation pressures prevented overseas central banks from cutting rates as aggressively as the U.S. Federal Reserve: Both the European Central Bank and the Bank of Japan held rates steady, while the Bank of England cut rates by only a quarter point. Also weighing on stock market performance was the rapid rise in the price of oil above $110 per barrel. Despite these issues, stock prices rebounded somewhat in the final weeks of the quarter once it became clear that the Fed would take extraordinary steps to maintain stability and liquidity in the global financial markets. The U.S. dollar continued to decline versus most major currencies, boosting returns for U.S. dollar investors.
Regional performance was mixed during the period. The Nordic countries, which benefited from rising oil prices, led the asset class with returns of 6.54% for the period. Finland was the strongest individual performer with a return of 20.51%, but this had only a limited impact on overall Index performance since the country accounts for just 1.84% of the Index. The Far East countries were the largest detractors, posting an overall return of -11.89%. Japan, which carries a weight of 20.10% in the Index, returned -14.71%, due in part to weakening economic growth and the negative impact on exporters from the rising value of the yen. Looking at the larger Index components, France and Germany — which jointly account for over 20% of the Index — returned -0.94% and -11.71%, respectively. The United Kingdom, weighted at 21.55%, returned -5.87%.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	SINCE
TOTAL RETURN	YEAR	YEAR	INCEPTION

INTERNATIONAL EQUITY INDEX	-3.10%	12.96%	12.14%

MSCI EAFE INDEX	-2.70	13.32	12.49%

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
SHAUN MURPHY
With Northern Trust since 2004
STEVEN J. SANTICCIOLI
With Northern Trust since 2003

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.
Foreign securities may involve additional risks, including social and political instability, reduced market liquidity and currency volatility.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
TOTAL NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$13.02
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS    4   NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS
MID CAP INDEX FUND
PORTFOLIO MANAGEMENT COMMENTARY
Mid-cap stocks, as represented by the S&P MidCap 400 Index, returned -6.97% during the 12-month period ended March 31, 2008. The stock market was pressured by a number of factors, most notably the ongoing turmoil in the housing and credit markets, concern over the balance sheets of financial institutions, and evidence that pointed to the growing likelihood of a recession. In addition, a number of companies, in releasing their fourth quarter earnings results, offered very conservative guidance regarding the profit outlook for the remainder of 2008. In this environment, mid-cap stocks underperformed their large cap counterparts, as measured by the -5.08% return of the S&P 500 Index. However, mid caps outperformed small caps, as measured by the -13.00% return of the Russell 2000 Index.
As designed, the Mid Cap Index Fund’s -7.23% return closely tracked the S&P MidCap 400 Index return of -6.97%, with differences in returns driven by transaction costs and Fund expenses. Energy was the top performing sector in the Index, returning 32.68% on the strength of the sharp rise in the price of oil. Telecommunication services represented the worst performing sector, with a return of -28.75%. Financials and information technology constituted the Fund’s largest sector positions at 16.13% and 13.52%, respectively, as of March 31, 2008.
There were 54 additions and deletions in the Index during the annual period, and regular quarterly share rebalances occurred in March, June, September and December. All changes were incorporated into the Fund to maintain proper tracking. We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark Index.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	SINCE
TOTAL RETURN	YEAR	YEAR	INCEPTION

MID CAP INDEX	-7.23%	6.74%	6.51%

S&P MIDCAP 400 INDEX	-6.97	7.06	7.00%

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
CHAD M. RAKVIN
With Northern Trust since 2004
BRENT REEDER
With Northern Trust since 1993

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400 Index is an unmanaged index consisting of 400 mid cap stocks.
Mid-sized company stocks are generally more volatile than large-company stocks.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
TOTAL NET ASSETS	$367 MILLION
NET ASSET VALUE	$ 10.86
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   5   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
SMALL CAP INDEX FUND
PORTFOLIO MANAGEMENT COMMENTARY
Small-cap stocks, as represented by the Russell 2000 Index, the Fund’s benchmark, declined -13.00% for the one-year period ended March 31, 2008. Small-cap stocks underperformed both mid-cap stocks, as measured by the S&P MidCap 400 Index, which returned -6.97% for the year, and large-cap stocks, as measured by the S&P 500 Index, which returned -5.08%. As designed, the Small Cap Index Fund’s performance closely tracked that of the Russell 2000 Index, returning -13.36%, with differences in returns driven by transaction costs and Fund expenses.
As of March 31, 2008, the market capitalization of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. The median company size was $515 million, while the average company size was $1.3 billion. The total market capitalization of the Russell 2000 Index was approximately 8.20% of the Russell 3000 Index’s market capitalization on March 31, 2008.
The annual reconstitution of the Russell indices occurred on June 22, 2007, where 235 companies were added to the Index and 192 companies were removed. Quarterly rebalances occurred where the following initial public offerings, or IPOs, were added to the Index: 32 IPOs in September 2007, 35 IPOs in December 2007 and 12 IPOs in March 2008. Appropriate adjustments were made to the Fund’s portfolio in line with the rebalances. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the Index.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

SMALL CAP INDEX	-13.36%	4.69%	14.31%	6.19%

RUSSELL 2000 INDEX	-13.00	5.06	14.90	7.02

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
CHAD M. RAKVIN
With Northern Trust since 2004
BRENT REEDER
With Northern Trust since 1993

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.
Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
TOTAL NET ASSETS	$293 MILLION
NET ASSET VALUE	$8.60
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS    6   NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS
STOCK INDEX FUND
PORTFOLIO MANAGEMENT COMMENTARY
Large-capitalization stocks, as represented by the S&P 500 Index, returned -5.08% for the 12 months ended March 31, 2008. Large-cap stocks outperformed both mid-cap stocks, as measured by the S&P MidCap 400 Index, which returned -6.97%, and small-cap stocks, as measured by the Russell 2000 Index, which returned -13.00%. The Stock Index Fund’s -5.27% return closely tracked the S&P 500 Index, with differences in returns driven by transaction costs and Fund expenses.
As of March 31, 2008, financials and information technology were the Fund’s largest sector positions at 16.80% and 15.70% of portfolio assets, respectively. During the 12-month period, energy was the top-performing sector within the Index, returning 22.13%. Financials and consumer discretionary were the bottom performers, returning -27.94% and -17.71%, respectively. There were 33 additions and deletions to the S&P 500 Index during the period ended March 31, 2008. Regular quarterly share rebalances occurred in March, June, September and December. All changes were incorporated into the Fund’s portfolio to maintain proper tracking.
Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

STOCK INDEX	-5.27%	10.94%	3.05%	6..89%

S&P 500 INDEX	-5.08	11.32	3.51	7.61

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
CHAD M. RAKVIN
With Northern Trust since 2004
BRENT REEDER
With Northern Trust since 1993

GROWTH OF A $10,000 INVESTMENT

The S&P 500 Index is the Standard and Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
TOTAL NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$ 16.33
DIVIDEND SCHEDULE	QUARTERLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   7   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

	GLOBAL REAL	GLOBAL
	ESTATE INDEX	SUSTAINABILITY
Amounts in thousands, except per share data	FUND	INDEX FUND

ASSETS:
Investments, at cost	$1,229,628	$21,160	(1)
Investments, at value	$1,042,217	$20,985	(2)
Cash	1	–
Foreign currencies, at value (cost $1,700, $411 and $8,142, respectively)	1,706	415	(3)
Dividend income receivable	4,077	49
Interest income receivable	–	–
Receivable for foreign tax reclaimable	132	1
Receivable for securities sold	35	–
Receivable for variation margin on futures contracts	171	49
Receivable for fund shares sold	4,720	17
Receivable from investment adviser	17	12
Unrealized gain on forward foreign currency exchange contracts	–	–
Prepaid and other assets	2	–
Total Assets	1,053,078	21,528

LIABILITIES:
Cash overdraft	–	–
Unrealized loss on forward foreign currency exchange contracts	–	–
Payable for securities purchased	1,577	287
Payable for variation margin on futures contracts	–	2
Payable for fund shares redeemed	263	–
Payable to affiliates:
Investment advisory fees	69	1
Co-administration fees	30	1
Custody and accounting fees	22	4
Transfer agent fees	20	–
Trustee fees	1	–
Accrued other liabilities	454	17
Total Liabilities	2,436	312

Net Assets	$1,050,642	$21,216

ANALYSIS OF NET ASSETS:
Capital stock	$1,256,359	$21,238
Accumulated undistributed net investment income	1,207	111
Accumulated undistributed net realized gain (loss)	(19,532)	21
Net unrealized appreciation (depreciation)	(187,392)	(154)
Net Assets	$1,050,642	$21,216

Shares Outstanding ($.0001 par value, unlimited authorization)	103,343	2,125
Net Asset Value, Redemption and Offering Price Per Share	$10.17	$9.98

(1)	Amount includes cost of $21 and $1,074 in Northern Trust Corp. held in the Global Sustainability Index Fund and the Stock Index Fund, respectively.

(2)	Amount includes value of $21 and $1,157 in Northern Trust Corp. held in the Global Sustainability Index Fund and the Stock Index Fund, respectively.

(3)	Amount includes restricted foreign currencies of $51, which covers margin requirements for open futures contracts.

(4)	Amount includes restricted foreign currencies of $4,106, which covers margin requirements for open futures contracts.
See notes to the financial Statements.
EQUITY INDEX FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

INTERNATIONAL
EQUITY	MID CAP	SMALL CAP	STOCK
INDEX FUND	INDEX FUND	INDEX FUND	INDEX FUND

$1,429,963	$380,186	$278,406	$994,180	(1)
$1,650,362	$369,691	$293,101	$1,101,201	(2)
–	2	3	–
8,357 (4)	–	–	–
8,030	265	302	1,440
2	1	–	1
1,415	–	–	–
626	416	204	682
3,295	27	32	86
2,970	527	591	836
49	12	4	41
351	–	–	–
3	1	1	1
1,675,460	370,942	294,238	1,104,288

–	–	–	1
246	–	–	–
–	3,783	431	564
448	–	2	–
1,465	231	255	344

80	14	11	21
48	11	8	32
34	3	4	8
32	7	6	21
4	1	2	2
151	37	55	79
2,508	4,087	774	1,072

$1,672,952	$366,855	$293,464	$1,103,216

$1,452,382	$373,039	$275,032	$1,019,474
9,075	988	619	398
(10,451)	3,295	3,049	(23,804)
221,946	(10,467)	14,764	107,148
$1,672,952	$366,855	$293,464	$1,103,216

128,526	33,767	34,134	67,572
$13.02	$10.86	$8.60	$16.33

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   9   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
STATEMENTS OF OPERATIONS

	GLOBAL REAL	GLOBAL
	ESTATE INDEX	SUSTAINABILITY
Amounts in thousands	FUND	INDEX FUND(2)

INVESTMENT INCOME:
Dividend income	$34,649 (1)	$56	(3)(4)
Interest income	69	5
Total Investment Income	34,718	61

EXPENSES:
Investment advisory fees	3,607	5
Co-administration fees	1,546	2
Custody fees	965	6
Accounting fees	123	2
Transfer agent fees	1,031	1
Registration fees	28	21
Printing fees	48	8
Professional fees	31	8
Shareholder servicing fees	5	–
Trustee fees and expenses	13	–
Interest expense	47	–
Other	24	1

Total Expenses	7,468	54
Less expenses reimbursed by investment adviser	(718)	(45)
Less custodian credits	(4)	–
Net Expenses	6,746	9

Net Investment Income	27,972	52

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(16,963)	1
Futures contracts	–	20
Foreign currency transactions	121	59
Net change in unrealized appreciation (depreciation) on:
Investments	(218,931)	(175)
Futures contracts	–	17
Forward foreign currency exchange contracts	(7)	–
Translation of other assets and liabilities denominated in foreign currencies	(66)	4
Net Losses on Investments and Foreign Currency	(235,846)	(74)

Net Decrease in Net Assets Resulting from Operations	$(207,874)	$(22)

(1)	Net of $2,615 in non-reclaimable foreign withholding taxes.

(2)	Commenced investment operations on March 5, 2008.

(3)	Net of $6 in non-reclaimable foreign withholding taxes.

(4)	Amount includes dividend income from Northern Trust Corp., which is less than $1.

(5)	Net of $5,253 in non-reclaimable foreign withholding taxes.

(6)	Amount includes dividend income from Northern Trust Corp. of $12.
See Notes to the financial Statements.
EQUITY INDEX FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2008

INTERNATIONAL
EQUITY	MID CAP	SMALL CAP	STOCK
INDEX FUND	INDEX FUND	INDEX FUND	INDEX FUND

$44,265 (5)	$4,397	$4,843	$16,145 (6)
2,054	463	397	1,232
46,319	4,860	5,240	17,377

4,268	733	716	832
2,561	550	537	1,248
1,574	74	90	206
192	57	56	103
1,707	367	358	832
25	18	12	42
95	24	24	47
60	15	15	30
–	–	1	12
25	6	6	12
12	–	–	–
51	14	16	26

10,570	1,858	1,831	3,390
(2,876)	(753)	(574)	(1,308)
–	(5)	(4)	(3)
7,694	1,100	1,253	2,079

38,625	3,760	3,987	15,298

16,792	17,890	25,798	4,378
(8,640)	(1,050)	(1,859)	(1,952)
5,591	–	–	–

(117,363)	(52,077)	(75,694)	(81,386)
(163)	(82)	(61)	(122)
(68)	–	–	–
51	–	–	–
(103,800)	(35,319)	(51,816)	(79,082)

$(65,175)	$(31,559)	$(47,829)	$(63,784)

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   11   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

			GLOBAL
	GLOBAL REAL		SUSTAINABILITY
	ESTATE INDEX FUND		INDEX FUND
Amounts in thousands	2008	2007(1)	2008(2)
OPERATIONS:
Net investment income	$27,972	$3,697	$52
Net realized gains (losses)	(16,842)	980	80
Net change in unrealized appreciation (depreciation)	(219,004)	31,612	(154)
Net Increase (Decrease) in Net Assets Resulting from Operations	(207,874)	36,289	(22)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	506,550	749,809	21,238
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	506,550	749,809	21,138

DISTRIBUTIONS PAID:
From net investment income	(24,121)	(2,150)	–
From net realized gains	(7,700)	(161)	–
Total Distributions Paid	(31,821)	(2,311)	–

Total Increase (Decrease) in Net Assets	266,855	783,787	21,216
NET ASSETS:
Beginning of period	783,787	–	–
End of period	$1,050,642	$783,787	$21,216

Accumulated Undistributed Net Investment Income	$1,207	$892	$111

(1)	Commenced investment operations on July 26, 2006.
(2)	Commenced investment operations on March 5, 2008.
See Notes to the Financial Statements.
EQUITY INDEX FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

INTERNATIONAL
EQUITY		MID CAP		SMALL CAP		STOCK
INDEX FUND		INDEX FUND		INDEX FUND		INDEX FUND
2008	2007	2008	2007	2008	2007	2008	2007

$38,625	$28,836	$3,760	$4,244	$3,987	$2,857	$15,298	$9,611
13,743	18,080	16,840	10,364	23,939	56,640	2,426	(638)
(117,543)	181,921	(52,159)	3,998	(75,755)	(48,569)	(81,508)	50,870
(65,175)	228,837	(31,559)	18,606	(47,829)	10,928	(63,784)	59,843

300,318	184,562	105,665	(31,778)	876	(90,445)	545,699	87,401
300,318	184,562	105,665	(31,778)	876	(90,445)	545,699	87,401

(41,920)	(30,997)	(3,828)	(3,420)	(4,518)	(2,800)	(14,935)	(9,490)
(20,148)	(18,153)	(18,974)	(8,156)	(27,744)	(49,635)	–	–
(62,068)	(49,150)	(22,802)	(11,576)	(32,262)	(52,435)	(14,935)	(9,490)

173,075	364,249	51,304	(24,748)	(79,215)	(131,952)	466,980	137,754

1,499,877	1,135,628	315,551	340,299	372,679	504,631	636,236	498,482
$1,672,952	$1,499,877	$366,855	$315,551	$293,464	$372,679	$1,103,216	$636,236

$9,075	$6,168	$988	$1,255	$619	$1,375	$398	$203

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   13   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2008	2007(4)
Net Asset Value, Beginning of Period	$12.79	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.15
Net realized and unrealized gains (losses)	(2.58)	2.77
Total from Investment Operations	(2.29)	2.92

LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.25)	(0.12)
From net realized gains	(0.08)	(0.01)
Total Distributions Paid	(0.33)	(0.13)

Net Asset Value, End of Period	$10.17	$12.79

Total Return(2)	(18.01)%	29.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,050,642	$783,787
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.65%	0.65%
Expenses, before reimbursements and credits	0.72%	0.77%
Net investment income, net of reimbursements and credits	2.73%	2.27%
Net investment income, before reimbursements and credits	2.66%	2.15%
Portfolio Turnover Rate	25.48%	8.42%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commenced investment operations on July 6, 2006.
See Notes to the Financial Statements.
EQUITY INDEX FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,
GLOBAL SUSTAINABILITY INDEX FUND

Selected per share data	2008(3)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02
Net realized and unrealized losses	(0.04)
Total from Investment Operations	(0.02)

Net Asset Value, End of Period	$9.98

Total Return(1)	(0.20)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$21,216
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.65%
Expenses, before reimbursements and credits	3.84	%(4)
Net investment income, net of reimbursements and credits	3.66	%(4)
Net investment income, before reimbursements and credits	0.47	%(4)
Portfolio Turnover Rate	0.33%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced investment operations on March 5, 2008.

(4)	As the Fund commenced investment operations on March 5, 2008, annualized gross expenses and net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   15   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued
INTERNATIONAL EQUITY INDEX FUND

Selected per share data	2008	2007	2006	2005(4)
Net Asset Value, Beginning of Period	$13.92	$12.04	$9.81	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.35	0.15	0.02
Net realized and unrealized gains (losses)	(0.76)	2.04	2.18	(0.21)
Total from Investment Operations	(0.40)	2.39	2.33	(0.19)

LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.34)	(0.32)	(0.07)	–
From net realized gains	(0.16)	(0.19)	(0.03)	–
Total Distributions Paid	(0.50)	(0.51)	(0.10)	–

Net Asset Value, End of Period	$13.02	$13.92	$12.04	$9.81

Total Return(2)	(3.10)%	20.05%	23.91%	(1.90)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,672,952	$1,499,877	$1,135,628	$270,034
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.62%	0.63%	0.62%	0.62%
Net investment income, net of reimbursements and credits	2.27%	2.31%	1.96%	7.58	%(5)
Net investment income, before reimbursements and credits	2.10%	2.13%	1.79%	7.41	%(5)
Portfolio Turnover Rate	7.18%	7.49%	3.40%	0.00%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	Commenced investment operations on March 22, 2005.

(5)	As the Fund commenced investment operations on March 22, 2005, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.
See Notes to the Financial Statements.
EQUITY INDEX FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,
MID CAP INDEX FUND

Selected per share data	2008	2007	2006	2005(3)
Net Asset Value, Beginning of Period	$12.41	$11.94	$9.94	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.20	0.10	0.02
Net realized and unrealized gains (losses)	(1.00)	0.75	2.01	(0.08)
Total from Investment Operations	(0.84)	0.95	2.11	(0.06)

LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.14)	(0.07)	–
From net realized gains	(0.59)	(0.34)	(0.04)	–
Total Distributions Paid	(0.71)	(0.48)	(0.11)	–

Net Asset Value, End of Period	$10.86	$12.41	$11.94	$9.94

Total Return(1)	(7.23)%	8.15%	21.23%	(0.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$366,855	$315,551	$340,299	$102,086
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.51%	0.52%	0.60%	0.63%
Net investment income, net of reimbursements and credits	1.03%	1.38%	1.05%	9.14	%(4)
Net investment income, before reimbursements and credits	0.82%	1.16%	0.75%	8.81	%(4)
Portfolio Turnover Rate	21.73%	23.20%	18.88%	0.00%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced investment operations on March 22, 2005.

(4)	As the Fund commenced investment operations on March 22, 2005, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   17   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued
SMALL CAP INDEX FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.93	$11.98	$9.71	$9.30	$5.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.10	0.09	0.06	0.04
Net realized and unrealized gains (losses)	(1.51)	0.52	2.36	0.38	3.55
Total from Investment Operations	(1.38)	0.62	2.45	0.44	3.59

LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)	(0.09)	(0.07)	(0.03)	(0.04)
From net realized gains	(0.82)	(1.58)	(0.11)	—	—
Total Distributions Paid	(0.95)	(1.67)	(0.18)	(0.03)	(0.04)

Net Asset Value, End of Year	$8.60	$10.93	$11.98	$9.71	$9.30

Total Return(1)	(13.36)%	5.51%	25.51%	4.74%	62.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$293,464	$372,679	$504,631	$358,525	$345,538
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.35%	0.35%	0.35%	0.62%	0.65%
Expenses, before waivers, reimbursements and credits	0.51%	0.57%	0.51%	0.89%	1.02%
Net investment income, net of waivers, reimbursements and credits	1.12%	0.70%	0.93%	0.66%	0.58%
Net investment income, before waivers, reimbursements and credits	0.96%	0.48%	0.77%	0.39%	0.21%
Portfolio Turnover Rate	19.38%	21.77%	22.33%	31.27%	26.94%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
EQUITY INDEX FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
STOCK INDEX FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$17.53	$15.98	$14.57	$13.93	$10.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.29	0.25	0.22	0.15
Net realized and unrealized gains (losses)	(1.21)	1.54	1.41	0.64	3.44
Total from Investment Operations	(0.90)	1.83	1.66	0.86	3.59

LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)	(0.28)	(0.25)	(0.22)	(0.15)
Total Distributions Paid	(0.30)	(0.28)	(0.25)	(0.22)	(0.15)

Net Asset Value, End of Year	$16.33	$17.53	$15.98	$14.57	$13.93

Total Return(1)	(5.27)%	11.57%	11.46%	6.20%	34.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,103,216	$636,236	$498,482	$391,752	$392,327
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.25%	0.25%	0.25%	0.52%	0.55%
Expenses, before waivers, reimbursements and credits	0.41%	0.41%	0.50%	0.79%	0.82%
Net investment income, net of waivers, reimbursements and credits	1.84%	1.76%	1.66%	1.56%	1.18%
Net investment income, before waivers, reimbursements and credits	1.68%	1.60%	1.41%	1.29%	0.91%
Portfolio Turnover Rate	4.57%	3.25%	4.86%	4.22%	5.33%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   19   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5%
Australia - 10.8%
Abacus Property Group NPV	877,605	$1,068
Australand Property Group	623,214	1,033
Babcock & Brown Japan Property Trust	718,042	711
Bunnings Warehouse Property Trust	409,924	733
Centro Retail Group	3,132,312	993
CFS Retail Property Trust	2,351,066	4,660
Commonwealth Property Office Fund	2,263,111	2,759
Dexus Property Group	4,127,404	6,421
FKP Property Group	353,891	925
GPT Group	2,970,122	8,927
ING Industrial Fund	1,571,535	3,058
ING Office Fund	1,759,337	2,136
Macquarie CountryWide Trust	1,882,679	2,020
Macquarie DDR Trust	1,205,263	470
Macquarie Goodman Group	2,404,803	9,523
Macquarie Office Trust	2,806,979	2,333
Mirvac Group	1,440,798	5,342
Stockland - New	2,035,694	13,040
Sunland Group Ltd.	322,310	730
Tishman Speyer Office Fund	455,485	578
Valad Property Group	2,174,260	1,937
Westfield Group	2,700,530	44,079

		113,476

Austria - 1.2%
CA Immobilien Anlagen A.G. *	122,834	2,621
Conwert Immobilien Invest A.G. *	119,589	2,010
IMMOFINANZ A.G.	644,294	6,977
Sparkassen Immobilien A.G. *	92,734	1,010

		12,618

Belgium - 0.6%
Befimmo SCA Sicafi	18,283	2,222
Cofinimmo	11,124	2,407
Intervest Offices	9,236	418
Leasinvest Real Estate SCA	2,089	226
Warehouses De PauwSCA	8,971	629
Wereldhave Belgium N.V.	2,879	242

		6,144

Bermuda - 0.2%
Orient-Express Hotels Ltd.	60,003	2,590

Canada - 3.3%
Allied Properties Real Estate Investment Trust	37,878	716
Boardwalk Real Estate Investment Trust	72,435	2,677
Brookfield Properties Corp.	417,528	8,039
Calloway Real Estate Investment Trust	106,398	2,089

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
Canada - 3.3% continued
Canadia Apartment Properties Real Estate
Investment Trust	94,020	$1,451
Canadian Real Estate Investment Trust	84,400	2,208
Chartwell Seniors Housing Real Estate
Investment Trust	128,400	1,155
Cominar Real Estate Investment Trust	63,443	1,258
Dundee Real Estate Investment Trust	22,807	720
Extendicare Real Estate Investment Trust	82,509	939
H&R Real Estate Investment Trust	190,261	3,615
InnVest Real Estate Investment Trust	99,800	970
Morguard Real Estate Investment Trust	59,900	743
Northern Property Real Estate Investment Trust	30,300	613
Primaris Retail Real Estate Investment Trust	86,492	1,399
RioCan Real Estate Investment Trust	293,485	5,908

		34,500

China - 0.4%
Country Garden Holdings Co Ltd. *	4,580,000	3,982

Denmark - 0.0%
TK Development *	38,797	506

Finland - 0.3%
Citycon OYJ	230,375	1,411
Sponda OYJ	115,703	1,510
Technopolis PLC	61,135	545

		3,466

France - 4.6%
Acanthe Developpement S.A.	57,271	214
Affine S.A.	5,457	318
Fonciere Des Regions	29,063	4,277
Gecina S.A.	17,347	2,590
Icade	24,932	3,714
Klepierre	97,101	5,956
Mercialys	41,993	1,916
Societe de la Tour Eiffel	7,024	1,045
Societe Immobiliere de Location pour l’Industrie
et le Commerce	18,052	2,737
Unibail	97,669	25,163

		47,930

Germany - 0.9%
Alstria Office A.G. *	37,861	800
Colonia Real Estate A.G. *	29,506	600
Deutsche Euroshop A.G.	47,838	2,005
Deutsche Wohnen A.G.	26,809	768
DIC Asset A.G.	29,509	981
IVG Immobilien A.G.	121,369	3,393

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    20    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
Germany - 0.9% continued
Patrizia Immobilien A.G.	35,259	$262
Vivacon A.G.	26,438	558

		9,367

Greece - 0.2%
Babis Vovos International Construction S.A. *	35,507	1,093
Eurobank Properties Real Estate Investment Co.	23,580	309
Lamda Development S.A.	16,670	267

		1,669

Hong Kong - 12.5%
Agile Property Holdings Ltd.	2,063,000	2,195
Champion Real Estate Investment Trust	1,847,000	948
China Overseas Land & Investment Ltd.	5,441,000	10,132
China Resources Land Ltd.	2,278,000	3,977
Great Eagle Holdings Ltd.	413,625	1,130
Hang Lung Properties Ltd.	2,910,000	10,401
Henderson Land Development Co. Ltd.	1,508,000	10,889
Hongkong Land Holdings Ltd.	2,418,000	10,028
Hopson Development Holdings Ltd.	789,000	1,215
Hysan Development Co. Ltd.	1,083,070	3,031
Kerry Properties Ltd.	793,704	4,830
Kowloon Development Co. Ltd.	776,500	1,513
Link REIT (The)	2,994,500	6,639
New World China Land Ltd.	1,506,600	961
New World Development Ltd.	3,890,320	9,413
Shenzhen Investment Ltd.	2,133,000	907
Shimao Property Holdings Ltd.	1,813,500	3,248
Shui On Land Ltd.	1,710,000	1,617
Sino Land Co.	3,382,000	7,380
Sun Hung Kai Properties Ltd.	2,619,000	41,252

		131,706

Italy - 0.3%
Aedes S.p.A.	100,910	305
Beni Stabili S.p.A.	1,051,185	1,318
Immobiliare Grande Distribuzione	169,550	610
Risanamento S.p.A. *	149,310	439

		2,672

Japan - 11.6%
Aeon Mall Co. Ltd.	101,120	2,839
Daibiru Corp.	75,500	720
Heiwa Real Estate Co. Ltd.	189,500	913
Japan Prime Realty Investment Corp.	873	2,888
Japan Real Estate Investment Corp.	576	6,714
Japan Retail Fund Investment Corp.	548	3,464

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
Japan - 11.6% continued
Kenedix Realty Investment Corp.	280	$1,704
Mitsubishi Estate Co Ltd.	1,444,000	35,149
Mitsui Fudosan Co. Ltd.	1,238,000	25,181
Mori Trust Sogo REIT, Inc.	105	902
Nippon Building Fund, Inc.	764	9,751
Nippon Commercial Investment Corp.	365	1,411
Nomura Real Estate Office Fund,Inc.	379	3,076
NTT Urban Development Corp.	1,840	2,680
Orix JREIT, Inc.	351	2,046
Premier Investment Co.	170	1,022
Sumitomo Realty & Development Co. Ltd.	671,000	12,102
TOC Co. Ltd.	134,000	1,007
Tokyo Tatemono Co. Ltd.	338,000	2,230
Tokyu Land Corp.	558,000	3,577
Tokyu REIT, Inc.	169	1,274
United Urban Investment Corp.	212	1,320

		121,970

Luxembourg - 0.1%
GAGFAH S.A.	61,805	1,157

Netherlands - 2.1%
Corio N.V.	94,271	8,257
Nieuwe Steen Investments Funds N.V.	49,804	1,427
Plaza Centers N.V. *	157,733	665
Rodamco Europe N.V.	31,180	4,162
Vastned Offices/Industrial	28,930	1,026
Vastned Retail N.V.	23,291	2,477
Wereldhave N.V.	29,047	3,582

		21,596

New Zealand - 0.1%
Kiwi Income Property Trust	997,596	950

Norway - 0.1%
Norwegian Property ASA	109,072	942

Poland - 0.2%
Globe Trade Centre S.A. *	150,747	2,539

Singapore - 2.7%
Allgreen Properties Ltd.	1,072,000	963
Ascendas Real Estate Investment Trust	1,873,000	3,261
CapitaCommercial Trust	1,463,000	2,375
CapitaLand Ltd.	1,955,000	9,105
CapitaMall Trust	1,751,000	4,430
Guocoland Ltd.	232,333	674

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   21   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS
GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
Singapore - 2.7% continued
Keppel Land Ltd.	498,000	$2,022
Mapletree Logistics Trust	1,085,000	784
Singapore Land Ltd.	222,000	1,102
Suntec Real Estate Investment Trust	2,092,000	2,216
Wing Tai Holdings Ltd.	822,200	1,316

		28,248

Spain - 0.0%
Renta Corp. Real Estate S.A.	13,736	242

Sweden - 1.1%
Castellum AB	240,541	2,940
Fabege AB	248,612	2,661
Hufvudstaden AB, Class A	112,590	1,184
Klovern AB	168,118	685
Kungsleden AB	190,917	2,366
Wihlborgs Fastigheter AB	52,531	1,202

		11,038

Switzerland - 0.7%
Allreal Holding A.G. (Registered)	7,843	1,104
PSP Swiss Property A.G. (Registered) *	65,493	4,420
Swiss Prime Site A.G. (Registered) *	26,629	1,822
Zueblin Immobilien Holding A.G. (Registered) *	46,653	474

		7,820

United Kingdom - 7.8%
Big Yellow Group PLC	120,596	1,039
British Land Co. PLC	717,602	13,052
Brixton PLC	375,815	2,459
Capital & Regional PLC	98,682	1,074
CLS Holdings PLC *	73,253	517
Daejan Holdings	6,262	384
Derwent London PLC	140,986	4,245
Development Securities PLC	54,319	495
Grainger Trust PLC	135,684	1,105
Great Portland Estates PLC	253,475	2,661
Hammerson PLC	407,677	9,004
Helical Bar PLC	133,720	997
Invista Foundation Property Trust Ltd.	491,157	626
Land Securities Group PLC	652,308	19,514
Liberty International PLC	509,127	9,846
Mapeley Ltd.	15,721	440
Minerva PLC *	207,421	395
Mucklow (A&J) Group PLC	30,786	214
Primary Health Properties PLC	41,585	258
Quintain Estates & Development PLC	182,544	1,631
Segro PLC	608,320	6,126

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
United Kingdom - 7.8% continued
Shaftesbury PLC	190,883	$2,187
St. Modwen Properties PLC	128,838	1,252
Unite Group PLC	174,930	1,136
Workspace Group PLC	245,302	1,333

		81,990

United States - 36.7%
Acadia Realty Trust	41,946	1,013
Agree Realty Corp.	7,964	219
Alexander’s, Inc. *	2,595	920
Alexandria Real Estate Equities, Inc.	45,637	4,232
AMB Property Corp.	139,020	7,566
American Campus Communities, Inc.	34,591	946
American Financial Realty Trust	168,560	1,338
Apartment Investment & Management Co.	135,305	4,845
Ashford Hospitality Trust, Inc.	156,260	888
Associated Estates Realty Corp.	15,969	183
AvalonBay Communities, Inc.	111,265	10,739
BioMed Realty Trust, Inc.	93,790	2,241
Boston Properties, Inc.	167,475	15,419
Brandywine Realty Trust	123,135	2,088
BRE Properties, Inc.	73,096	3,330
Camden Property Trust	78,951	3,963
CBL & Associates Properties, Inc.	93,654	2,204
Cedar Shopping Centers, Inc.	55,971	654
Colonial Properties Trust	65,644	1,579
Corporate Office Properties Trust SBI MD	66,801	2,245
Corrections Corp. of America *	177,322	4,880
Cousins Properties, Inc.	55,631	1,375
DCT Industrial Trust, Inc.	236,219	2,353
Developers Diversified Realty Corp.	175,682	7,358
DiamondRock Hospitality Co.	137,246	1,739
Digital Realty Trust, Inc.	92,885	3,297
Douglas Emmett, Inc.	79,963	1,764
Duke Realty Corp.	206,600	4,713
DuPont Fabros Technology, Inc.	43,980	725
EastGroup Properties, Inc.	32,888	1,528
Education Realty Trust, Inc.	34,000	427
Entertainment Properties Trust	39,865	1,967
Equity Lifestyle Properties, Inc.	34,030	1,680
Equity One, Inc.	47,723	1,144
Equity Residential	387,349	16,071
Essex Property Trust, Inc.	35,378	4,032
Extra Space Storage, Inc.	85,960	1,392
Federal Realty Investment Trust	85,239	6,644

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5% continued
United States - 36.7% continued
FelCor Lodging Trust, Inc.	79,080	$951
First Industrial Realty Trust, Inc.	64,012	1,977
First Potomac Realty Trust	30,287	466
Forest City Enterprises, Inc., Class A	111,291	4,096
General Growth Properties, Inc.	346,389	13,222
Getty Realty Corp.	22,725	362
Glimcher Realty Trust	45,161	540
GMH Communities Trust	49,650	431
HCP, Inc.	305,003	10,312
Health Care REIT, Inc.	125,732	5,674
Healthcare Realty Trust, Inc.	73,392	1,919
Hersha Hospitality Trust	48,770	440
Highwoods Properties, Inc.	81,568	2,534
Hilltop Holdings, Inc. *	52,980	551
Home Properties, Inc.	48,257	2,316
Hospitality Properties Trust	133,098	4,528
Host Hotels & Resorts, Inc.	740,789	11,793
HRPT Properties Trust	321,353	2,163
Inland Real Estate Corp.	86,243	1,312
Investors Real Estate Trust	69,066	675
Kilroy Realty Corp.	45,741	2,246
Kimco Realty Corp.	357,685	14,011
Kite Realty Group Trust	34,780	487
LaSalle Hotel Properties	56,607	1,626
Lexington Realty Trust	96,140	1,385
Liberty Property Trust	129,705	4,035
LTC Properties, Inc.	28,887	743
Macerich (The) Co.	102,012	7,168
Mack-Cali Realty Corp.	94,850	3,387
Maguire Properties, Inc.	65,430	936
Medical Properties Trust,Inc.	61,985	702
Mid-America Apartment Communities, Inc.	36,124	1,800
National Healthcare Corp.	12,420	605
National Retail Properties, Inc.	104,474	2,304
Nationwide Health Properties, Inc.	131,946	4,453
Omega Healthcare Investors, Inc.	98,958	1,718
Parkway Properties, Inc./Md	19,925	736
Pennsylvania Real Estate Investment Trust	51,214	1,249
Post Properties, Inc.	61,539	2,377
Prologis	361,370	21,270
PS Business Parks, Inc.	20,777	1,078
Public Storage, Inc.	179,660	15,922
Ramco-Gershenson Properties	22,160	468
Realty Income Corp.	142,350	3,647

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.5 % continued
United States - 36.7% continued
Regency Centers Corp.	98,740	$6,394
Saul Centers, Inc.	16,481	828
Senior Housing Properties Trust	133,417	3,162
Simon Property Group, Inc.	314,728	29,241
SL Green Realty Corp.	83,716	6,820
Sovran Self Storage, Inc.	28,201	1,205
Strategic Hotels & Resorts, Inc.	101,260	1,330
Sun Communities, Inc.	22,679	465
Sunstone Hotel Investors, Inc.	79,260	1,269
Tanger Factory Outlet Centers	45,420	1,747
Taubman Centers, Inc.	56,162	2,926
TravelCenters of America LLC - Fractional Shares *(1)	50,000	–
U-Store-It Trust	73,770	836
UDR, Inc.	192,376	4,717
Universal Health Realty Income Trust	13,804	460
Urstadt Biddle Properties, Inc., Class A	21,149	333
Ventas, Inc.	194,425	8,732
Vornado Realty Trust	213,263	18,385
Washington Real Estate Investment Trust	66,619	2,226
Weingarten Realty Investors	120,767	4,159
Winthrop Realty Trust	51,670	213

		385,764

Total Common Stocks

(Cost $1,220,632) (2)		1,034,882

INVESTMENT COMPANIES - 0.7%
CJ Stock Index-Linked Derivatives Fund	50,155	2,801
F&C Commercial Property Trust Ltd.	406,997	783
ING UK Real Estate Income Trust Ltd.	438,269	600
Invesco UK Property Income Trust Ltd.	202,873	141
ISIS Property Ltd.	69,066	145
ISIS Property Trust 2 Ltd.	97,246	183
ProLogis European Properties	77,396	1,226
Sparkassen Immo Invest Genusscheine	2,949	433
Standard Life Investment Property Income Trust PLC	137,287	215
Teesland Advantage Property Income Trust Ltd.	178,358	201
UK Commercial Property Trust Ltd.	338,016	523

Total Investment Companies

(Cost $8,912) (2)		7,251

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   23   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 0.0%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$84	$84

Total Short-Term Investment

(Cost $84)		84

Total Investments - 99.2%

(Cost $1,229,628)		1,042,217
Other Assets less Liabilities - 0.8%		8,425

NET ASSETS - 100.0%		$1,050,642
(1)	Security has been deemed worthless by the NTGI Valuation Committee.
(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of the foreign securities.
*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Global Real Estate Index Fund were:

% OF LONG TERM
INDUSTRY SECTOR	INVESTMENTS
Capital Markets	0.1%
Commercial Service & Supply	0.5
Healthcare Providers & Services	0.1
Hotels Restaurants & Leisure	0.2
Industrial Conglomerates	0.9
Real Estate	0.1
Real Estate Investment Trusts	68.2
Real Estate Management/Development	29.9

Total	100.0%

At March 31, 2008, the Global Real Estate Index Fund had outstanding forward foreign currency exchange contracts as follows:

	AMOUNT	IN	AMOUNT
CONTRACTS	(LOCAL	EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMENT	GAIN/(LOSS)
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
		Canadian
U.S. Dollar	57	Dollar	59	4/1/08	$ –
		Australian
U.S. Dollar	114	Dollar	125	4/2/08	–
U.S. Dollar	428	Euro	271	4/2/08	–
		Hong
		Kong
U.S. Dollar	600	Dollar	4,670	4/2/08	–
U.S. Dollar	25	Polish Zloty	56	4/2/08	–
		Singapore
U.S. Dollar	112	Dollar	154	4/2/08	–
		Swedish
U.S. Dollar	84	Krona	499	4/2/08	–
		Swiss
U.S. Dollar	58	Franc	58	4/2/08	–
		New
		Zealand
U.S. Dollar	1	Dollar	1	4/3/08	–

Total					$ –

At March 31, 2008, the Global Real Estate Index Fund’s investments were denominated in the following currencies (unaudited):

% OF LONG-TERM
CONCENTRATION BY CURRENCY	INVESTMENTS
U.S. Dollar	38.2%
Hong Kong Dollar	12.1
Japanese Yen	11.7
Australian Dollar	10.9
Euro	10.3
British Pound	8.2
All other currencies less than 5%	8.6

Total	100.0%

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3%
Australia - 3.5%
AGL Energy Ltd.	799	$8
Alumina Ltd.	2,042	10
Amcor Ltd.	1,547	10
Australia & New Zealand Banking Group Ltd.	3,631	75
BlueScope Steel Ltd.	1,306	12
Brambles Ltd.	2,515	23
Commonwealth Bank of Australia	2,317	89
Fairfax Media Ltd.	2,368	8
Fortescue Metals Group Ltd. *	3,031	18
Goodman Group	2,996	12
Leighton Holdings Ltd.	235	9
Macquarie Airports	2,569	8
Macquarie Infrastructure Group	4,306	11
National Australia Bank Ltd.	2,863	79
Newcrest Mining Ltd.	794	24
Orica Ltd.	545	15
Origin Energy Ltd.	1,549	13
Pacific Brands Ltd.	3,800	7
QBE Insurance Group Ltd.	1,562	32
Santos Ltd.	1,024	14
State George Bank Ltd.	973	23
Stockland	2,564	16
Toll Holdings Ltd.	1,143	10
Transurban Group	1,919	11
Wesfarmers Ltd.	961	35
Westpac Banking Corp.	3,285	72
Woodside Petroleum Ltd.	797	40
Woolworths Ltd.	2,136	57

		741

Austria - 0.2%
OMV A.G.	270	18
Verbund - Oesterreichische Elektrizitaetswirtschafts A.G., Class A	140	10
Voestalpine A.G.	200	14

		42

Belgium - 1.0%
Dexia	1,381	39
Fortis	3,877	98
KBC Groep N.V.	382	50
Solvay S.A., Class A	104	13
Umicore	232	12

		212

Bermuda - 0.3%
Ingersoll-Rand Co., Class A	460	21

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
Bermuda - 0.3% continued
Tyco International Ltd.	850	$37
XL Capital Ltd., Class A	290	9

		67

Canada - 6.3%
Agnico-Eagle Mines Ltd.	300	20
Agrium, Inc.	300	19
Bank of Montreal	900	40
Bank of Nova Scotia	1,900	86
BCE, Inc.	500	17
Bombardier, Inc., Class B *	2,500	13
Brookfield Asset Management, Inc.	900	24
Canadian Imperial Bank of Commerce	700	45
Canadian National Railway Co.	900	44
Canadian Oil Sands Trust	400	16
Canadian Pacific Railway Ltd.	300	19
Canadian Tire Corp. Ltd., Class A	200	13
Enbridge, Inc.	700	29
EnCana Corp.	1,400	106
Finning International, Inc.	300	8
Gildan Activewear, Inc. *	200	8
Goldcorp, Inc.	1,300	50
HudBay Minerals, Inc. *	200	3
Husky Energy, Inc.	500	20
Inmet Mining Corp.	100	7
Kincross Gold Corp.	1,100	25
Lundin Mining Corp. *	700	5
Manulife Financial Corp.	2,700	103
Nexen, Inc.	900	27
Petro-Canada	900	39
Ritchie Bros Auctioneers, Inc.	100	8
Rogers Communications, Inc., Class B	900	32
Royal Bank of Canada	2,300	107
Saputo, Inc.	300	8
Shaw Communications, Inc., Class B	600	11
Shoppers Drug Mart Corp.	400	20
SNC-Lavalin Group, Inc.	300	13
Sun Life Financial, Inc.	1,000	47
Suncor Energy, Inc.	900	87
Talisman Energy, Inc.	1,800	32
Teck Cominco Ltd., Class B	800	33
TELUS Corp.	300	13
Toronto-Dominion Bank	1,300	80
TransAlta Corp.	400	12
TransCanada Corp.	1,000	38

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    25    EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND Continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
Canada - 6.3% continued
Yamana Gold, Inc.	1,200	$18

		1,345

Cayman Islands - 0.1%
Garmin Ltd.	120	6
Seagate Technology	900	19

		25

Denmark - 0.5%
Novo-Nordisk A/S, Class B	849	58
Novozymes A/S, Class B	86	8
Vestas Wind Systems A/S *	350	38

		104

Finland - 1.4%
Metso OYJ	216	12
Neste Oil OYJ	234	8
Nokia OYJ	7,530	240
Outokumpu OYJ	200	9
Stora Enso OYJ (Registered)	1,051	12
UPM-Kymmene OYJ	950	17

		298

France - 3.0%
Accor S.A.	360	26
Air Liquide	420	64
Carrefour S.A.	1,079	83
Groupe Danone	903	81
L’Oreal S.A.	410	52
Lafarge S.A.	305	53
Michelin Compagnie Generale des Establissements, Class B	254	26
Peugeot S.A.	287	22
PPR	136	20
Renault S.A.	350	39
Schneider Electric S.A.	431	56
Veolia Environment	612	43
Vinci S.A.	851	62

		627

Germany - 3.2%
Allianz S.E. (Registered)	850	169
BASF A.G.	927	125
Bayerische Motoren Werke A.G.	564	31
Continental A.G.	285	29
Deutsche Lufthansa A.G. (Registered)	415	11
Deutsche Post A.G. (Registered)	1,474	45
Deutsche Telekom A.G. (Registered)	5,244	87

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
Germany - 3.2% continued
Hochtief A.G.	92	$8
Metro A.G.	179	14
Muenchener Rueckversicherungs A.G. (Registered)	383	75
Volkswagen A.G.	250	73

		667

Greece - 0.1%
Coca Cola Hellenic Bottling Co. S.A.	300	14
Public Power Corp. S.A.	220	10

		24

Hong Kong - 0.8%
CLP Holdings Ltd.	3,000	25
Hang Lung Properties Ltd.	3,000	11
Hong Kong & China Gas Co. Ltd.	7,000	21
Hong Kong Electric Holdings Ltd.	2,500	16
Hong Kong Exchanges and Clearing Ltd.	2,000	35
Hopewell Holdings Ltd.	2,000	7
Li & Fung Ltd.	4,000	15
MTR Corp.	2,500	8
Sino Land Co.	4,000	9
Swire Pacific Ltd., Class A	1,500	17

		164

Ireland - 0.2%
CRH PLC	961	37
Experian Group Ltd.	1,947	14

		51

Italy - 2.3%
Atlantia S.p.A.	504	15
Enel S.p.A.	7,379	78
ENI S.p.A.	4,703	160
Snam Rete Gas S.p.A.	1,502	10
Telecom Italia S.p.A.	18,100	38
Telecom Italia S.p.A. (RNC)	10,573	18
Terna S.p.A.	2,313	10
UniCredito Italiano S.p.A. (Milan Exchange)	25,202	168

		497

Japan - 9.7%
Advantest Corp.	1,000	26
Aeon Co. Ltd.	1,300	16
Aisin Seiki Co Ltd.	300	11
Amada Co. Ltd.	1,000	8
Asahi Glass Co. Ltd.	2,000	22
Asahi Kasei Corp.	2,000	11
Astellas Pharma, Inc.	800	31

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    26    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
Japan - 9.7% continued
Canon, Inc.	2,300	$107
Casio Computer Co. Ltd.	1,000	15
Dai Nippon Printing Co. Ltd.	1,000	16
Daiichi Sankyo Co Ltd.	1,200	35
Daikin Industries Ltd.	500	22
Daito Trust Construction Co. Ltd.	200	10
Daiwa House Industry Co. Ltd.	1,000	10
Daiwa Securities Group, Inc.	3,000	26
Denso Corp.	800	26
Dowa Mining Co. Ltd.	2,000	12
Eisai Co. Ltd.	400	14
Fanuc Ltd.	400	39
Fast Retailing Co. Ltd.	100	9
FUJIFILM Holdings Corp.	800	28
Hankyu Hanshin Holdings, Inc.	2,000	9
Honda Motor Co. Ltd.	2,700	77
Ibiden Co. Ltd.	200	8
JS Group Corp.	500	8
JSR Corp.	400	9
Kao Corp.	1,000	28
Kawasaki Kisen Kaisha Ltd.	1,000	10
KDDI Corp.	5	31
Kintetsu Corp.	3,000	11
Konica Minolta Holdings, Inc.	1,000	14
Kubota Corp.	2,000	13
Kurita Water Industries Ltd.	200	7
Kyocera Corp.	300	25
Makita Corp.	300	9
Matsushita Electric Industrial Co. Ltd.	4,000	87
Matsushita Electric Works Ltd.	1,000	10
Mazda Motor Corp.	2,000	7
Millea Holdings, Inc.	1,400	52
Mitsubishi Chemical Holdings Corp.	1,500	10
Mitsubishi Estate Co. Ltd.	2,000	49
Mitsubishi Gas Chemical Co., Inc.	1,000	7
Mitsubishi Rayon Co. Ltd.	1,000	3
Mitsui Fudosan Co. Ltd.	2,000	41
Mizuho Financial Group, Inc.	19	70
Murata Manufacturing Co. Ltd.	400	20
NEC Corp.	3,000	11
NGK Insulators Ltd.	1,000	18
Nidec Corp.	200	12
Nikon Corp.	1,000	27
Nippon Express Co. Ltd.	2,000	11

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
Japan - 9.7% continued
Nippon Mining Holdings, Inc.	1,000	$5
Nippon Steel Corp.	10,000	51
Nippon Yusen Kabushiki Kaisha	2,000	19
Nissan Motor Co. Ltd.	3,700	31
Nisshin Steel Co. Ltd.	2,000	7
Nitto Denko Corp.	300	13
Nomura Holdings, Inc.	3,500	53
NSK Ltd.	1,000	8
NTT DoCoMo, Inc.	28	42
Odakyu Electric Railway Co. Ltd.	1,000	7
OJI Paper Co. Ltd.	2,000	9
Olympus Corp.	1,000	30
Omron Corp.	400	8
Osaka Gas Co. Ltd.	4,000	16
Resona Holdings, Inc.	10	17
Ricoh Co. Ltd.	1,000	17
Rohm Co. Ltd.	200	12
Secom Co. Ltd.	400	20
Sekisui House Ltd.	1,000	9
Sharp Corp.	2,000	34
Shin-Etsu Chemical Co. Ltd.	700	36
Shinsei Bank Ltd. *	3,000	10
Shiseido Co. Ltd.	1,000	26
Shizuoka Bank (The) Ltd.	1,000	12
SMC Corp. of Japan	100	11
Sojitz Corp.	2,000	7
Sony Corp.	1,800	72
Sumitomo Chemical Co. Ltd.	3,000	19
Sumitomo Heavy Industries Ltd.	1,000	7
Sumitomo Metal Mining Co. Ltd.	1,000	19
Sumitomo Trust & Banking (The) Co. Ltd.	3,000	21
T&D Holdings, Inc.	400	21
Taiheiyo Cement Corp.	3,000	7
Takashimaya Co. Ltd.	1,000	11
TDK Corp.	200	12
Teijin Ltd.	2,000	9
Terumo Corp.	300	16
Tohoku Electric Power Co., Inc.	800	20
Tokuyama Corp.	2,000	15
Tokyo Electron Ltd.	300	19
Tokyo Gas Co. Ltd.	4,000	16
Tokyu Corp.	2,000	10
Toppan Printing Co. Ltd.	1,000	12
Toray Industries, Inc.	2,000	13

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    27    EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
Japan - 9.7% continued
Toyota Industries Corp.	300	$11
Toyota Tsusho Corp.	400	9
Uni-Charm Corp.	100	7
Yamaha Motor Co. Ltd.	400	7
Yamato Holdings Co. Ltd.	1,000	15

		2,066

Luxembourg - 0.6%
Arcelormittal	1,460	120

Netherlands - 4.5%
Akzo Nobel N.V.	504	41
ASML Holding N.V.	756	19
Heineken N.V.	432	25
ING Groep N.V. - CVA	4,239	158
Koninklijke Ahold N.V. *	2,101	31
Koninklijke DSM N.V.	319	15
Koninklijke Philips Electronics N.V.	2,012	77
Reed Elsevier N.V.	1,160	22
Royal Dutch Shell PLC, Class A	6,733	232
Royal Dutch Shell PLC, Class B	5,202	175
TNT N.V.	691	26
Unilever N.V. - CVA	3,236	109
Vedior N.V. - CVA	320	9
Wolters Kluwer N.V.	547	15

		954

New Zealand - 0.1%
Fisher & Paykel Appliances Holdings Ltd.	3,200	6
Mainfreight Ltd.	1,300	6

		12

Norway - 0.7%
DnB NOR ASA	1,400	21
Norsk Hydro ASA	1,250	18
Norske Skogindustrier ASA	1,600	6
Orkla ASA	1,500	19
StatoilHydro ASA	2,200	66
Yara International ASA	350	21

		151

Portugal - 0.3%
Banco Comercial Portugues S.A. (Registered)	6,341	21
Banco Espirito Santo S.A. (Registered)	546	9
Brisa-Auto Estradas de Portugal S.A.	652	9
Portugal Telecom, SGPS, S.A. (Registered)	1,807	21

		60

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
Singapore - 0.1%
City Developments Ltd.	1,000	$8
Singapore Airlines Ltd.	1,000	11

		19

Spain - 2.2%
Abertis Infraestructuras S.A.	592	19
ACS Actividades Cons y Serv	398	23
Banco Bilbao Vizcaya Argentaria S.A.	7,079	156
Gamesa Corp. Tecnologica S.A.	241	11
Gas Natural SDG S.A.	557	34
Iberdrola S.A.	9,426	146
Inditex S.A.	371	21
Repsol YPF S.A.	1,588	55

		465

Sweden - 1.6%
Alfa Laval AB	200	12
Assa Abloy AB, Class B	600	11
Electrolux AB, Class B	600	10
Hennes & Mauritz AB, Class B	950	59
Sandvik AB	1,900	33
Scania AB, Class B	600	13
Skandinaviska Enskilda Banken AB, Class A *	923	24
Skanska AB, Class B	700	14
SKF AB, B Shares	700	14
Svenska Cellulosa AB, Class B *	1,100	20
Svenska Handelsbanken AB, Class A	832	24
Telefonaktiebolaget LM Ericsson, Class B	26,100	51
Volvo AB, Class A	1,000	15
Volvo AB, Class B	2,000	30

		330

Switzerland - 4.5%
ABB Ltd. (Registered)	4,376	118
Adecco S.A. (Registered)	235	14
Credit Suisse Group (Registered)	1,756	89
Geberit A.G. (Registered)	73	11
Holcim Ltd. (Registered)	369	39
Lonza Group A.G. (Registered)	88	12
Novartis A.G. (Registered)	5,154	264
Roche Holding A.G. (Genusschein)	1,326	250
STMicroelectronics N.V.	1,166	12
Swiss Reinsurance (Registered)	652	57
Swisscom A.G. (Registered)	45	15
Xstrata PLC	1,120	78

		959

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    28    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
United Kingdom - 9.4%
Acergy S.A.	300	$6
Amec PLC	667	10
AstraZeneca PLC	2,758	103
Aviva PLC	4,627	57
Balfour Beatty PLC	789	7
BT Group PLC	14,171	61
Bunzl PLC	578	8
Burberry Group PLC	787	7
Cadbury Schweppes PLC	3,708	41
Capita Group PLC	1,039	14
Centrica PLC	6,434	38
Compass Group PLC	3,446	22
FirstGroup PLC	823	9
G4S PLC	1,965	9
HBOS PLC	6,541	73
Home Retail Group	1,552	8
HSBC Holdings PLC	22,469	370
International Power PLC	2,742	22
ITV PLC	5,639	7
Kingfisher PLC	4,414	12
Legal & General Group PLC	11,067	28
Lloyds TSB Group PLC	10,046	90
National Grid PLC	4,487	61
Next PLC	372	8
Pearson PLC	1,403	19
Persimmon PLC	566	9
Prudential PLC	4,325	57
Reckitt Benckiser Group PLC	1,053	58
Reed Elsevier PLC	1,912	24
Reuters Group PLC	2,382	27
Royal Bank of Scotland Group PLC	18,856	126
Scottish & Southern Energy PLC	1,511	42
Tesco PLC	14,870	112
TUI Travel PLC	1,920	10
Unilever PLC	2,297	77
United Utilities PLC	1,530	21
Vodafone Group PLC	100,219	300
Whitbread PLC	311	7
Wolseley PLC	1,144	12
WPP Group PLC	2,082	25

		1,997

United States - 40.7%
3M Co.	1,270	101
Adobe Systems, Inc. *	1,040	37

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
United States - 40.7% continued
AES (The) Corp. *	1,230	$20
Aflac, Inc.	870	56
Agilent Technologies, Inc. *	710	21
Air Products & Chemicals, Inc.	390	36
Alcoa, Inc.	1,520	55
Allergan, Inc.	560	32
Amazon.Com, Inc. *	560	40
American Express Co.	2,080	91
Ameriprise Financial, Inc.	430	22
Amgen, Inc. *	1,930	81
Apache Corp.	590	71
Apollo Group, Inc., Class A *	260	11
Applied Materials, Inc.	2,470	48
Autozone, Inc. *	90	10
Bank of New York Mellon (The) Corp.	2,180	91
Baxter International, Inc.	1,130	65
BB&T Corp.	1,000	32
Becton Dickinson & Co.	440	38
Bed Bath & Beyond, Inc. *	500	15
Best Buy Co., Inc.	640	27
Black & Decker Corp.	100	7
BorgWarner, Inc.	190	8
Bristol-Myers Squibb Co.	3,520	75
Burlington Northern Santa Fe Corp.	540	50
Cablevision Systems Corp. *	380	8
Carmax, Inc. *	370	7
CH Robinson Worldwide, Inc.	300	16
Charles Schwab (The) Corp.	1,690	32
Chicago Mercantile Exchange Holdings, Inc.	90	42
Chubb Corp.	660	33
Cisco Systems, Inc. *	11,290	272
Coach, Inc. *	680	20
Colgate-Palmolive Co.	910	71
Consolidated Edison, Inc.	500	20
Cooper Industries Ltd., Class A	300	12
Corning, Inc.	2,810	68
Costco Wholesale Corp.	780	51
Crown Castle International Corp. *	330	11
CSX Corp.	760	43
Cummins, Inc.	380	18
Danaher Corp.	460	35
Darden Restaurants, Inc.	240	8
Deere & Co.	790	64
Dell, Inc. *	3,980	79

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    29    EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
United States - 40.7% continued
Devon Energy Corp.	780	$81
Discovery Holding Co., Class A *	530	11
Dover Corp.	330	14
Eastman Kodak Co.	580	10
Eaton Corp.	250	20
Ecolab, Inc.	290	13
Edison International	590	29
Eli Lilly & Co.	1,750	90
Emerson Electric Co.	1,400	72
EOG Resources, Inc.	430	52
Equitable Resources, Inc.	200	12
Equity Residential	460	19
Expedia, Inc. *	350	8
Expeditors International Washington, Inc.	360	16
FedEx Corp.	150	14
Fifth Third Bancorp	900	19
Fluor Corp.	160	23
Foster Wheeler Ltd. *	270	15
FPL Group, Inc.	700	44
Franklin Resources, Inc.	280	27
Freddie Mac	1,130	29
GameStop Corp., Class A *	300	16
Gap (The), Inc.	830	16
Genentech, Inc. *	810	66
General Growth Properties, Inc.	410	16
Genuine Parts Co.	280	11
Genworth Financial, Inc.	740	17
Genzyme Corp. *	460	34
Gilead Sciences, Inc. *	1,620	83
Goldman Sachs Group, Inc.	790	131
Harley-Davidson, Inc.	400	15
Hartford Financial Services Group, Inc.	570	43
Hewlett-Packard Co.	4,810	220
Host Hotels & Resorts, Inc.	970	15
Illinois Tool Works, Inc.	750	36
Intel Corp.	10,890	231
International Business Machines Corp.	2,620	302
International Paper Co.	780	21
JC Penney Co, Inc.	370	14
Johnson & Johnson	5,340	346
Johnson Controls, Inc.	1,070	36
Keycorp	740	16
Kimberly-Clark Corp.	760	49
Kimco Realty Corp.	450	18

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
United States - 40.7% continued
Kohl’s Corp. *	580	$25
Kraft Foods, Inc.	2,750	85
Liberty Global, Inc. *	310	11
Liberty Global, Inc., Class C *	350	11
Lincoln National Corp.	460	24
Ltd. Brands, Inc.	510	9
Macy’s, Inc.	800	18
Marriott International Inc., Class A	530	18
Marshall & Ilsley Corp.	450	10
Martin Marietta Materials, Inc.	70	7
Masco Corp.	610	12
Mattel, Inc.	650	13
McDonald’s Corp.	2,100	117
MeadWestvaco Corp.	290	8
Medtronic, Inc.	1,990	96
Merck & Co, Inc.	4,110	156
Microsoft Corp.	15,110	429
Mirant Corp. *	470	17
Mohawk Industries, Inc. *	120	9
Motorola, Inc.	3,930	37
National City Corp.	1,060	11
National Oilwell Varco, Inc. *	620	36
Network Appliance, Inc. *	590	12
Newell Rubbermaid, Inc.	450	10
NII Holdings, Inc. *	330	10
Nike, Inc., Class B	720	49
Nordstrom, Inc.	350	11
Norfolk Southern Corp.	670	36
Northern Trust Corp. (1) (2)	315	21
NRG Energy, Inc. *	440	17
Nucor Corp.	520	35
Nymex Holdings, Inc.	160	14
NYSE Euronext	450	28
Omnicom Group, Inc.	600	26
Owens-Illinois, Inc. *	260	15
PACCAR, Inc.	630	28
Pepsico, Inc.	3,030	219
PG&E Corp.	600	22
Phillips Petroleum Co.	2,940	224
Pitney Bowes, Inc.	360	13
PNC Financial Services Group, Inc.	610	40
Praxair, Inc.	570	48
Principal Financial Group, Inc.	480	27
Procter & Gamble Co.	5,830	408

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    30    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
United States - 40.7% continued
Progressive (The) Corp.	1,260	$20
Prologis	470	28
Questar Corp.	290	16
Regions Financial Corp.	1,270	25
Rockwell Automation, Inc.	280	16
Rohm & Haas Co.	240	13
Donnelley (R.R.) & Sons Co.	380	12
Sealed Air Corp.	270	7
Sempra Energy	450	24
Sigma-Aldrich Corp.	250	15
Staples, Inc.	1,280	28
Starbucks Corp. *	1,240	22
State Paul Travelers Cos. (The), Inc.	1,150	55
State Street Corp.	670	53
Sun Microsystems, Inc. *	1,410	22
SunTrust Banks, Inc.	600	33
SYSCO Corp.	1,040	30
T Rowe Price Group, Inc.	480	24
Target Corp.	1,500	76
Terex Corp. *	170	11
Texas Instruments, Inc.	2,430	69
Thomson (The) Corp.	400	13
Tiffany & Co.	210	9
TJX Cos, Inc.	810	27
Trane, Inc.	300	14
Transocean, Inc. *	610	82
Union Pacific Corp.	460	58
United Parcel Service, Inc., Class B	480	35
United States Steel Corp.	220	28
US Bancorp	3,290	106
Valero Energy Corp.	980	48
Verizon Communications, Inc.	1,300	47
VF Corp.	170	13
Viacom, Inc. *	1,080	43
Vornado Realty Trust	230	20
Vulcan Materials Co.	160	11
Wachovia Corp.	3,650	99
Washington Mutual, Inc.	1,460	15
Weatherford International Ltd. *	590	43
WellPoint, Inc. *	1,020	45
Wells Fargo & Co.	6,360	185
Weyerhaeuser Co.	380	25
Whirlpool Corp.	130	11
Williams Cos, Inc.	1,070	35

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 97.3% continued
United Sates - 40.7% continued
Windstream Corp.	820	$10
Xcel Energy, Inc.	700	14
Xerox Corp.	1,570	23
XM Satellite Radio Holdings, Inc., Class A*	530	6
XTO Energy, Inc.	870	54
Zimmer Holdings, Inc. *	400	31

		8,641

Total Common Stocks

(Cost $20,818) (3)		20,638

PREFERRED STOCKS - 0.2%
Germany - 0.2%
Henkel KGaA	312	14
Volkswagen A.G.	185	31

		45

Total Preferred Stocks

(Cost $40) (3)		45

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 1.4%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$302	302

Total Short-Term Investment

(Cost $302)		302

Total Investments - 98.9%

(Cost $21,160)		20,985
Other Assets less Liabilities - 1.1%		231

NET ASSETS - 100.0%		$21,216

(1)	Investment in affiliate

(2)	Northern Trust Corp. had gross purchases of approximately $21,000 during the period ended March 31, 2008. There were no sales during the period ended March 31, 2008.

(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of the foreign securities.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   31   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued	MARCH 31, 2008

At March 31, 2008, Global Sustainability Index Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

DJ Euro Stoxx-50
(Euro)	9	$504	Long	6/08	$17

At March 31, 2008, the Global Sustainability Index Fund’s investments were denominated in the following currencies (unaudited):

% OF LONG-TERM
CONCENTRATION BY CURRENCY	INVESTMENTS
U.S. Dollar	42.1%
Euro	17.6
British Pound	12.0
Japanese Yen	10.0
Canadian Dollar	6.6
All other currencies less than 5%	11.7

Total	100.0%

At March 31, 2008, the industry sectors (unaudited) for the Global Sustainability Index Fund were:

% OF LONG TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	9.6%
Consumer Staples	8.8
Energy	9.2
Financials	23.9
Health Care	9.7
Industrials	10.8
Information Technology	12.3
Materials	7.6
Telecommunication Services	3.7
Utilities	4.4

Total	100.0%

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6%
Australia - 6.2%
ABC Learning Centres Ltd.	33,373	$43
AGL Energy Ltd.	57,195	578
Alumina Ltd.	163,984	842
Amcor Ltd.	123,482	808
AMP Ltd.	236,367	1,701
Ansell Ltd.	5,525	59
Aristocrat Leisure Ltd.	44,804	394
Asciano Group	64,332	236
ASX Ltd.	23,036	791
Australia & New Zealand Banking Group Ltd.	242,959	5,026
AXA Asia Pacific Holdings Ltd.	97,722	493
Babcock & Brown Ltd.	31,218	423
Bendigo Bank Ltd.	13,206	144
BHP Billiton Ltd.	437,030	14,352
Billabong International Ltd.	11,476	137
BlueScope Steel Ltd.	98,288	895
Boart Longyear Group	38,690	65
Boral Ltd.	97,508	559
Brambles Ltd.	191,622	1,752
Caltex Australia Ltd.	15,266	182
CFS Gandel Retail Trust	183,099	363
CFS Retail Property Trust - New	4,655	10
Challenger Financial Services Group Ltd.	4,771	8
Coca-Cola Amatil Ltd.	71,157	552
Cochlear Ltd.	7,091	356
Commonwealth Bank of Australia	172,762	6,626
Commonwealth Property Office Fund	176,830	216
Computershare Ltd.	68,630	551
Crown Ltd. *	63,562	611
CSL Ltd.	73,552	2,480
CSR Ltd.	163,231	479
Dexus Property Group *	396,815	617
Downer EDI Ltd.	26,791	154
Fairfax Media Ltd.	154,919	493
Fortescue Metals Group Ltd. *	177,538	1,062
Foster’s Group Ltd.	262,392	1,227
Futuris Corp. Ltd.	9,214	16
Goodman Fielder Ltd.	111,815	184
Goodman Group	182,998	725
GPT Group	265,033	797
Harvey Norman Holdings Ltd.	64,926	233
Iluka Resources Ltd.	5,683	24
Incitec Pivot Ltd.	6,146	791
ING Industrial Fund	114,801	223

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS-96.6% continued
Australia - 6.2% continued
Insurance Australia Group Ltd.	236,941	$792
Leighton Holdings Ltd.	17,993	707
Lend Lease Corp. Ltd.	48,284	586
Lion Nathan Ltd.	39,496	316
Macquarie Airports	36,653	110
Macquarie Communications Infrastructure Group	49,746	192
Macquarie Group Ltd.	34,177	1,660
Macquarie Infrastructure Group	350,097	898
Macquarie Office Trust	213,534	177
Mirvac Group	132,602	492
National Australia Bank Ltd.	213,855	5,919
Newcrest Mining Ltd.	60,500	1,848
OneSteel Ltd.	113,360	663
Orica Ltd.	43,309	1,156
Origin Energy Ltd.	128,153	1,074
Oxiana Ltd.	11,004	32
Pacific Brands Ltd.	22,810	42
Paladin Resources Ltd. *	28,883	135
PaperlinX Ltd.	10,058	25
Perpetual Ltd.	4,700	231
Qantas Airways Ltd.	130,719	471
QBE Insurance Group Ltd.	114,216	2,324
Rio Tinto Ltd.	37,488	4,190
Santos Ltd.	83,305	1,114
Sims Group Ltd.	9,036	247
Sonic Healthcare Ltd.	48,035	605
State George Bank Ltd.	31,427	741
Stockland	182,862	1,171
Suncorp-Metway Ltd.	121,973	1,439
TABCORP Holdings Ltd.	70,591	912
Tattersall’s Ltd.	141,878	451
Telstra Corp. Ltd.	378,685	1,525
Telstra Corp. Ltd. - Installment Receipts	219,404	565
Toll Holdings Ltd.	71,691	656
Transurban Group	145,301	863
Wesfarmers Ltd.	72,816	2,672
Wesfarmers Ltd. - PPS	22,103	816
Westfield Group	228,694	3,733
Westpac Banking Corp.	243,259	5,299
Woodside Petroleum Ltd.	64,438	3,206
Woolworths Ltd.	155,943	4,142
WorleyParsons Ltd.	19,337	594
Zinifex Ltd.	62,408	572

		103,641

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   33   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Austria - 0.6%
Andritz A.G.	4,430	$244
BWIN Interactive Entertainment A.G. *	1,650	54
Erste Bank der Oesterreichischen Sparkassen
A.G.	26,180	1,703
Flughafen Wien A.G.	530	64
Immoeast A.G. *	53,370	514
IMMOFINANZ A.G.	58,754	636
Mayr-Melnhof Karton A.G.	840	85
Meinl European Land Ltd. A.G. *	38,088	435
OMV A.G.	21,970	1,451
Raiffeisen International Bank Holding A.G.	6,271	858
RHI A.G. *	1,330	54
Telekom Austria A.G.	46,090	954
Verbund - Oesterreichische
Elektrizitaetswirtschafts A.G., Class A	11,050	788
Voestalpine A.G.	14,620	1,019
Wiener Staedtische Versicherung A.G.	3,360	257
Wienerberger A.G.	9,680	517

		9,633

Belgium - 1.3%
AGFA-Gevaert N.V.	8,249	65
Barco N.V.	789	57
Bekaert N.V.	911	132
Belgacom S.A.	21,308	943
Cofinimmo	545	118
Colruyt S.A.	2,023	522
Compagnie Maritime Belge S.A.	1,010	68
D’ieteren S.A.	176	63
Delhaize Group	12,436	977
Dexia S.A.	66,118	1,883
Euronav N.V.	1,367	52
Fortis	272,993	6,862
Fortis (Stripp VVPR)*	101,346	2
Groupe Bruxelles Lambert S.A.	10,595	1,292
InBev N.V.	24,516	2,161
KBC Groep N.V.	21,114	2,737
Mobistar S.A.	4,169	378
Nationale A Portefeuille	3,261	248
Omega Pharma S.A.	2,138	99
Solvay S.A., Class A	8,132	1,040
UCB S.A.	14,267	496
Umicore *	15,635	815

		21,010

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Bermuda - 0.1%
Frontline Ltd.	3,350	$153
SeaDrill Ltd.	32,800	883

		1,036

China - 0.1%
Belle International Holdings Ltd.	348,000	364
Foxconn International Holdings Ltd. *	275,000	374
Tencent Holdings Ltd. *	127,000	723
Tingyi Cayman Islands Holding Corp.	285,000	378

		1,839

Denmark - 1.0%
A P Moller - Maersk A/S, Class A	27	299
A.P. Moller - Maersk A/S, Class B	143	1,598
Bang & Olufsen A/S, Class B	1,176	73
Carlsberg A/S, Class B	4,300	550
Coloplast A/S, Class B	2,956	270
D/S Torm A/S	1,677	50
Danisco A/S	6,265	458
Danske Bank A/S	60,252	2,226
DSV A/S	25,860	566
East Asiatic Co. Ltd. A/S *	1,740	152
FLSmidth & Co. A/S	6,897	684
GN Store Nord A/S *	23,702	118
H. Lundbeck A/S	4,702	118
Jyske Bank (Registered) *	7,650	514
NKT Holding A/S	1,907	138
Novo-Nordisk A/S, Class B	62,538	4,278
Novozymes A/S, Class B	5,863	549
Rockwool International A/S	348	58
Sydbank A/S	7,216	263
Topdanmark A/S *	2,126	357
TrygVesta A/S *	3,524	310
Vestas Wind Systems A/S *	23,963	2,622
William Demant Holding A/S *	3,076	246

		16,497

Finland - 1.8%
Amer Sports OYJ, Class A	5,250	106
Cargotec Corp., Class B	4,349	214
Elisa OYJ,	19,132	478
Fortum OYJ	56,999	2,321
KCI Konecranes OYJ	3,474	134
Kesko OYJ, Class B	8,459	437
Kone OYJ, Class B	19,764	812
Metso OYJ	16,331	883
Neste Oil OYJ	16,411	574

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Finland - 1.8% continued
Nokia OYJ	511,183	$16,258
Nokian Renkaat OYJ	13,417	572
OKO Bank PLC, Class A	7,680	145
Orion OYJ, Class B	9,541	206
Outokumpu OYJ	14,800	674
Rautaruukki OYJ *	10,484	506
Sampo OYJ, Class A	58,453	1,584
Sanoma-WSOY OYJ	8,226	228
Stora Enso OYJ (Registered)	74,388	859
TietoEnator OYJ	8,300	205
UPM-Kymmene OYJ	66,688	1,184
Uponor OYJ	6,300	148
Wartsila OYJ, Class B	10,704	722
YIT OYJ	16,409	466

		29,716

France - 9.8%
Accor S.A.	25,541	1,864
ADP	4,642	529
Air France-KLM	18,015	507
Air Liquide	31,324	4,780
Alcatel-Lucent	298,527	1,709
Alstom	12,843	2,789
Atos Origin S.A. *	8,526	474
AXA S.A.	207,241	7,498
BNP Paribas	105,892	10,698
Bouygues	29,339	1,863
Cap Gemini S.A.	18,400	1,049
Carrefour S.A.	78,208	6,031
Casino Guichard Perrachon S.A.	5,576	669
Christian Dior S.A.	2,965	329
Cie de Saint-Gobain	36,904	3,015
Cie Generale d’Optique Essilor International S.A.	25,910	1,694
CNP Assurances	6,070	748
Compagnie Generale de Geophysique-Veritas *	3,235	801
Credit Agricole S.A.	84,741	2,627
Dassault Systemes S.A.	7,412	431
Eiffage S.A.	1,280	125
Electricite de France	12,478	1,085
Eurazeo	1,171	150
France Telecom S.A.	237,651	7,988
Gaz de France S.A.	25,763	1,557
Gecina S.A.	1,699	254
Groupe Danone	56,707	5,074
Hermes International	9,257	1,155

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS-96.6% continued
France - 9.8% continued
ICADE	1,645	$245
Imerys S.A.	2,766	254
JC Decaux S.A.	9,878	291
Klepierre	9,784	600
L’Oreal S.A.	32,442	4,125
Lafarge S.A.	19,150	3,334
Lagardere S.C.A.	16,530	1,237
LVMH Moet Hennessy Louis Vuitton S.A.	31,726	3,536
M6-Metropole Television	4,527	101
Michelin Compagnie Generale des
Establissements, Class B	18,959	1,978
Natixis	13,358	215
Neopost S.A.	3,690	415
Neuf Cegetel	1,502	84
PagesJaunes Groupe S.A.	13,903	247
Pernod-Ricard S.A.	22,924	2,360
Peugeot S.A.	20,010	1,554
PPR	10,067	1,494
Publicis Groupe	19,321	739
Renault S.A.	24,438	2,703
Safran S.A.	23,931	490
Sanofi-Aventis	132,821	9,963
Schneider Electric S.A.	28,963	3,746
SCOR SE *	19,970	477
Societe BIC S.A.	2,621	162
Societe Des Autoroutes Paris-Rhin-Rhone	2,163	262
Societe Generale - New *	12,034	1,158
Societe Generale	48,777	4,766
Societe Television Francaise 1	15,258	335
Sodexho Alliance S.A.	11,486	707
Suez S.A.	135,295	8,886
Suez S.A. (Strip VVPR) *	8,460	–
Technip S.A.	13,333	1,032
Thales S.A.	11,658	755
Thomson	26,904	187
Total S.A.	279,144	20,751
Unibail	8,492	2,188
Valeo S.A.	6,840	271
Vallourec	6,219	1,512
Veolia Environment	45,458	3,168
Vinci S.A.	53,058	3,841
Vivendi	151,735	5,934
Wendel	2,358	296

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   35   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
France - 9.8% continued
Zodiac S.A.	5,860	$288

		164,180

Germany - 8.5%
Adidas A.G.	26,732	1,778
Allianz S.E. (Registered)	58,453	11,587
Altana A.G.	7,989	169
Arcandor A.G. *	5,818	116
BASF A.G.	63,769	8,580
Bayer A.G.	94,448	7,563
Bayerische Motoren Werke A.G.	21,129	1,166
Beiersdorf A.G.	10,827	910
Bilfinger & Berger A.G.	4,676	402
Celesio A.G.	11,746	581
Commerzbank A.G.	81,320	2,544
Continental A.G.	20,085	2,046
Daimler A.G.	122,108	10,429
Deutsche Bank A.G. (Registered)	65,163	7,370
Deutsche Boerse A.G.	25,892	4,174
Deutsche Lufthansa A.G. (Registered)	31,442	851
Deutsche Post A.G. (Registered)	101,417	3,099
Deutsche Postbank A.G.	10,149	969
Deutsche Telekom A.G. (Registered)	368,849	6,131
Douglas Holding A.G.	2,795	152
E.ON A.G.	80,768	14,941
Fraport A.G. Frankfurt Airport Services
Worldwide	825	60
Fresenius Medical Care A.G. & Co. KGaA	25,004	1,257
GEA Group A.G. *	19,841	667
HeidelbergCement AG	921	158
Heidelberger Druckmaschinen	6,784	182
Henkel KGaA	13,996	593
Hochtief A.G.	5,694	521
Hypo Real Estate Holding A.G.	25,354	660
Infineon Technologies A.G. *	98,071	689
IVG Immobilien A.G.	10,889	304
K+S A.G.	4,888	1,601
Linde A.G.	15,829	2,237
MAN A.G.	14,594	1,936
Merck KGaA	8,268	1,019
Metro A.G.	21,256	1,716
MLP A.G.	4,394	63
Muenchener Rueckversicherungs A.G.
(Registered)	26,716	5,221
Premiere A.G. *	8,343	180

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Germany - 8.5% continued
Puma A.G. Rudolf Dassler Sport A.G.	777	$299
Q-Cells A.G. *	5,708	567
Rheinmetall A.G.	4,535	320
RWE A.G.	57,901	7,111
Salzgitter A.G.	5,329	926
SAP A.G.	113,710	5,648
Siemens A.G. (Registered)	112,629	12,219
Solarworld A.G.	10,586	505
Suedzucker A.G.	5,958	132
ThyssenKrupp A.G.	47,337	2,705
TUI A.G. *	27,112	695
Volkswagen A.G.	20,648	5,983
Wincor Nixdorf A.G.	2,577	206

		141,938

Gibralter - 0.0%
PartyGaming PLC *	84,282	35

Greece - 0.7%
Alpha Bank A.E.	51,032	1,699
Coca Cola Hellenic Bottling Co. S.A.	22,845	1,067
EFG Eurobank Ergasias S.A.	39,417	1,201
Folli-Follie S.A. (Registered)	320	11
Hellenic Exchanges Holding S.A.	3,820	91
Hellenic Petroleum S.A.	12,050	159
Hellenic Technodomiki Tev S.A.	12,270	150
Hellenic Telecommunications Organization S.A.	36,870	1,048
Motor Oil Hellas Corinth Refineries S.A.	2,130	45
National Bank of Greece S.A.	50,930	2,703
OPAP S.A.	28,150	1,007
Piraeus Bank S.A.	43,160	1,332
Public Power Corp. S.A.	13,160	577
Titan Cement Co. S.A.	7,880	335
Viohalco	11,820	123

		11,548

Hong Kong - 2.0%
ASM Pacific Technology	20,000	145
Bank of East Asia Ltd.	185,173	926
BOC Hong Kong Holdings Ltd.	480,000	1,154
C C Land Holdings Ltd.	29,000	28
Cathay Pacific Airways Ltd.	188,000	369
Cheung Kong Holdings Ltd.	201,000	2,892
Cheung Kong Infrastructure Holdings Ltd.	45,000	181
CLP Holdings Ltd.	180,000	1,486
Esprit Holdings Ltd *	138,000	1,654
Genting International Cellular S.A. *	99,000	43

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    36   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Hong Kong - 2.0% continued
Giordano International Ltd.	46,000	$19
Hang Lung Group Ltd.	75,000	357
Hang Lung Properties Ltd.	284,000	1,015
Hang Seng Bank Ltd.	100,000	1,822
Henderson Land Development Co. Ltd.	149,000	1,076
Hong Kong & China Gas Co. Ltd.	479,900	1,450
Hong Kong Electric Holdings Ltd.	180,500	1,150
Hong Kong Exchanges and Clearing Ltd.	141,000	2,444
Hopewell Holdings Ltd.	87,000	332
Hutchison Telecommunications International Ltd.	183,000	262
Hutchison Whampoa Ltd.	277,000	2,642
Hysan Development Co. Ltd.	73,592	206
Kerry Properties Ltd.	90,199	549
Kingboard Chemicals Holdings Ltd.	77,000	275
Lee & Man Paper Manufacturing Ltd.	75,000	120
Li & Fung Ltd.	314,800	1,178
Lifestyle International Holdings Ltd. *	40,000	85
Link REIT (The)	315,000	698
Melco International Development	45,000	63
MTR Corp.	210,172	721
New World Development Ltd.	324,139	784
Noble Group Ltd.	122,000	197
NWS Holdings Ltd.	42,000	143
Orient Overseas International Ltd.	15,700	92
Pacific Basin Shipping Ltd. *	219,000	366
PCCW Ltd.	690,000	436
Shangri-La Asia Ltd.	168,000	456
Shui On Land Ltd.	244,000	231
Sino Land Co.	210,866	460
Sun Hung Kai Properties Ltd.	178,000	2,804
Swire Pacific Ltd., Class A	108,500	1,231
Television Broadcasts Ltd.	32,000	172
Wharf Holdings Ltd.	180,000	856
Wing Hang Bank Ltd.	17,000	258
Yue Yuen Industrial Holdings	90,000	282

		34,110

Ireland - 0.7%
Allied Irish Banks PLC	111,965	2,399
Anglo Irish Bank Corp. PLC (Dublin Exchange)	44,545	597
Bank of Ireland	131,166	1,952
CRH PLC	72,207	2,744
DCC PLC	7,400	175
Elan Corp. PLC *	61,632	1,278
Experian Group Ltd.	130,867	952

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Ireland - 0.7% continued
Greencore Group PLC	6,487	$38
Iaws Group PLC	10,660	249
Irish Life & Permanent PLC	34,794	681
Kerry Group PLC, Class A	16,995	533
Kingspan Group PLC (Dublin Exchange)	16,023	214
Paddy Power PLC	4,526	167
Ryanair Holdings PLC ADR *	5,370	152
Smurfit Kappa Group PLC	9,996	120

		12,251

Italy - 3.7%
A2A S.p.A.	16,548	61
Alleanza Assicurazioni S.p.A.	55,239	721
Arnoldo Mondadori Editore S.p.A.	13,201	112
Assicurazioni Generali S.p.A.	137,961	6,212
Atlantia S.p.A.	33,307	1,008
Autogrill S.p.A.	13,187	197
Banca Monte dei Paschi di Siena S.p.A.	140,940	623
Banca Popolare di Milano Scarl	56,354	618
Banco Popolare Scarl *	83,129	1,375
Bulgari S.p.A.	15,522	180
Enel S.p.A.	565,673	6,010
ENI S.p.A.	338,506	11,536
Fiat S.p.A.	93,780	2,165
Finmeccanica S.p.A.	39,429	1,343
Fondiaria-Sai S.p.A.	9,219	381
IFIL - Investments S.p.A.	6,716	54
Intesa Sanpaolo S.p.A.	1,005,326	7,102
Intesa Sanpaolo S.p.A. (RNC)	125,306	827
Italcementi S.p.A.	10,646	215
Lottomatica S.p.A.	6,698	209
Luxottica Group S.p.A.	20,292	511
Mediaset S.p.A.	103,905	963
Mediobanca S.p.A.	64,439	1,320
Mediolanum S.p.A.	26,828	165
Parmalat S.p.A.	217,098	834
Pirelli & C. S.p.A. *	427,339	375
Prysmian S.p.A. *	11,688	249
Saipem S.p.A.	16,945	685
Seat Pagine Gialle S.p.A.	426,520	74
Snam Rete Gas S.p.A.	123,604	785
Telecom Italia S.p.A.	1,398,838	2,926
Telecom Italia S.p.A. (RNC)	792,635	1,316
Terna S.p.A.	171,631	732
UniCredito Italiano S.p.A. (Milan Exchange)	1,218,134	8,141

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   37   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Italy - 3.7% continued
Unione di Banche Italiane SCPA	79,051	$2,029

		62,054

Japan - 19.6%
77 Bank (The) Ltd.	22,000	124
Access Co. Ltd. *	11	40
Acom Co. Ltd.	8,120	216
Aderans Holdings Co. Ltd. *	2,400	44
Advantest Corp.	20,100	531
Aeon Co. Ltd.	84,900	1,026
Aeon Credit Service Co. Ltd.	9,100	122
Aeon Mall Co. Ltd.	2,200	62
Aiful Corp.	9,950	160
Aioi Insurance Co. Ltd.	4,000	22
Aisin Seiki Co. Ltd.	24,800	929
Ajinomoto Co., Inc.	84,000	859
Alfresa Holdings Corp.	2,400	189
All Nippon Airways Co. Ltd.	87,000	385
Alps Electric Co. Ltd.	18,600	184
Amada Co. Ltd.	50,000	385
Aoyama Trading Co. Ltd.	7,300	159
Asahi Breweries Ltd.	52,600	1,088
Asahi Glass Co. Ltd.	124,000	1,374
Asahi Kasei Corp.	159,000	840
Asatsu-DK, Inc.	3,200	114
Asics Corp.	23,000	268
Astellas Pharma, Inc.	63,800	2,475
Autobacs Seven Co. Ltd.	2,400	66
Bank of Kyoto (The) Ltd.	39,000	480
Bank of Yokohama (The) Ltd.	156,000	1,078
Benesse Corp.	9,000	427
Bridgestone Corp.	80,000	1,366
Canon Marketing Japan,	9,700	183
Inc. Canon, Inc.	138,700	6,424
Casio Computer Co. Ltd.	31,000	460
Central Glass Co Ltd.	12,000	47
Central Japan Railway Co.	204	2,123
Chiba Bank (The) Ltd.	100,000	681
Chiyoda Corp.	19,000	175
Chubu Electric Power Co., Inc.	85,800	2,153
Chugai Pharmaceutical Co. Ltd.	36,700	415
Chugoku Electric Power Co. Inc. (The)	19,500	436
Chuo Mitsui Trust Holdings, Inc. *	106,000	643
Circle K Sunkus Co. Ltd.	2,000	34
Citizen Holdings Co. Ltd.	42,500	363

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Coca-Cola West Holdings Co. Ltd.	6,200	$150
COMSYS Holdings Corp.	13,000	114
Cosmo Oil Co. Ltd.	60,000	191
Credit Saison Co. Ltd.	21,800	609
CSK Holdings Corp.	8,900	208
Dai Nippon Printing Co. Ltd.	79,000	1,259
Daicel Chemical Industries Ltd.	38,000	197
Daido Steel Co. Ltd.	47,000	246
Daiichi Sankyo Co Ltd.	90,400	2,674
Daikin Industries Ltd.	34,900	1,530
Dainippon Ink & Chemicals, Inc.	85,000	265
Daito Trust Construction Co. Ltd.	10,100	522
Daiwa House Industry Co. Ltd.	69,000	691
Daiwa Securities Group, Inc.	176,000	1,531
Denki Kagaku Kogyo KK	66,000	210
Denso Corp.	63,100	2,044
Dentsu, Inc.	260	599
Dowa Mining Co. Ltd.	38,000	229
E*Trade Securities Co. Ltd.	166	145
eAccess Ltd.	14	9
East Japan Railway Co.	444	3,695
Ebara Corp.	46,000	142
EDION Corp.	3,000	28
Eisai Co. Ltd.	32,600	1,113
Electric Power Development Co.	20,200	728
Elpida Memory, Inc. *	12,600	422
FamilyMart Co. Ltd.	7,400	267
Fanuc Ltd.	24,900	2,409
Fast Retailing Co. Ltd.	6,800	609
Fuji Electric Holdings Co. Ltd.	74,000	301
Fuji Soft, Inc.	1,900	36
Fuji Television Network, Inc.	64	95
FUJIFILM Holdings Corp.	63,400	2,251
Fujikura Ltd.	49,000	225
Fujitsu Ltd.	241,000	1,582
Fukuoka Financial Group, Inc.	101,000	533
Furukawa Electric (The) Co. Ltd.	85,000	279
Glory Ltd.	5,300	114
Goodwill Group, Inc. (The) *	61	8
Gunma Bank (The) Ltd.	50,000	361
H2O Retailing Corp. *	10,000	67
Hachijuni Bank (The) Ltd.	56,523	363
Hakuhodo DY Holdings, Inc.	3,410	205
Hankyu Hanshin Holdings, Inc.	163,800	712

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Haseko Corp.	152,000	$229
Hikari Tsushin, Inc.	2,200	66
Hino Motors Ltd.	25,000	167
Hirose Electric Co. Ltd.	4,500	507
Hiroshima Bank (The) Ltd.	65,000	317
Hitachi Chemical Co. Ltd.	13,700	258
Hitachi Construction Machinery Co. Ltd.	14,400	370
Hitachi High-Technologies Corp.	8,000	133
Hitachi Ltd.	440,000	2,616
Hokkaido Electric Power Co., Inc.	25,100	586
Hokuhoku Financial Group, Inc.	163,000	491
Honda Motor Co. Ltd.	202,700	5,807
House Foods Corp.	6,600	98
Hoya Corp.	54,100	1,282
Ibiden Co. Ltd.	16,700	660
Idemitsu Kosan Co. Ltd.	3,000	235
IHI Corp. *	183,000	355
Inpex Holdings, Inc.	109	1,223
Isetan Co. Ltd.	24,100	280
Isuzu Motors Ltd.	101,000	506
Ito En Ltd.	7,600	136
Itochu Corp.	196,000	1,944
Itochu Techno-Science Corp.	3,700	112
J Front Retailing Co. Ltd.	56,200	360
Jafco Co. Ltd. *	3,600	120
Japan Airlines Corp. *	66,000	172
Japan Petroleum Exploration Co.	2,000	133
Japan Prime Realty Investment Corp.	82	271
Japan Real Estate Investment Corp.	53	618
Japan Retail Fund Investment Corp.	49	310
Japan Steel Works Ltd.	48,000	834
Japan Tobacco, Inc.	583	2,922
JFE Holdings,Inc.	76,300	3,437
JGC Corp.	28,000	435
Joyo Bank (The) Ltd.	90,000	457
JS Group Corp.	36,600	555
JSR Corp.	23,800	541
JTEKT Corp.	24,200	396
Jupiter Telecommunications Co. Ltd. *	320	301
Kajima Corp.	126,000	362
Kamigumi Co. Ltd.	34,000	272
Kaneka Corp.	41,000	257
Kansai Electric Power Co., Inc.	99,800	2,491
Kansai Paint Co. Ltd.	27,000	178

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Kao Corp.	67,000	$1,899
Kawasaki Heavy Industries Ltd.	181,000	411
Kawasaki Kisen Kaisha Ltd.	78,000	772
KDDI Corp.	325	2,008
Keihin Electric Express Railway Co. Ltd.	55,000	374
Keio Corp.	80,000	449
Keisei Electric Railway Co. Ltd.	29,000	157
Keyence Corp.	4,600	1,072
Kikkoman Corp.	20,000	249
Kinden Corp.	10,000	97
Kintetsu Corp.	208,000	745
Kirin Brewery Co. Ltd.	99,000	1,883
Kobe Steel Ltd.	346,000	1,003
Kokuyo Co. Ltd.	10,000	86
Komatsu Ltd.	116,500	3,302
Komori Corp.	1,000	21
Konami Corp.	12,500	475
Konica Minolta Holdings, Inc.	64,500	889
Kose Corp.	2,800	61
Kubota Corp.	140,000	882
Kuraray Co. Ltd.	49,000	592
Kurita Water Industries Ltd.	14,200	531
Kyocera Corp.	21,200	1,782
Kyowa Hakko Kogyo Co. Ltd.	35,000	334
Kyushu Electric Power Co., Inc.	50,500	1,238
Lawson, Inc.	8,100	358
Leopalace21 Corp.	16,700	271
Mabuchi Motor Co. Ltd.	2,200	107
Makita Corp.	14,500	457
Marubeni Corp.	208,000	1,545
Marui Group Co. Ltd. *	37,900	407
Matsui Securities Co. Ltd.	8,600	49
Matsumotokiyoshi Holdings Co. Ltd.	3,300	72
Matsushita Electric Industrial Co. Ltd.	255,000	5,538
Matsushita Electric Works Ltd.	47,000	491
Mazda Motor Corp.	66,000	235
Mediceo Paltac Holdings Co. Ltd.	18,200	331
Meiji Dairies Corp.	36,000	219
Meiji Seika Kaisha Ltd.	28,000	143
Meitec Corp.	2,200	67
Millea Holdings, Inc.	96,900	3,584
Minebea Co. Ltd.	49,000	289
Mitsubishi Chemical Holdings Corp.	153,500	1,017
Mitsubishi Corp.	176,300	5,430

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   39   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Mitsubishi Electric Corp.	251,000	$2,211
Mitsubishi Estate Co. Ltd.	152,000	3,700
Mitsubishi Gas Chemical Co., Inc.	53,000	378
Mitsubishi Heavy Industries Ltd.	404,000	1,757
Mitsubishi Logistics Corp.	6,000	78
Mitsubishi Materials Corp.	149,000	657
Mitsubishi Motors Corp. *	249,000	410
Mitsubishi Rayon Co. Ltd.	74,000	237
Mitsubishi Tanabe Pharma Corp. *	32,000	373
Mitsubishi UFJ Financial Group, Inc.	1,127,265	9,807
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,220	147
Mitsui & Co. Ltd.	225,000	4,656
Mitsui Chemicals, Inc.	83,000	551
Mitsui Engineering & Shipbuilding Co. Ltd.	101,000	277
Mitsui Fudosan Co. Ltd.	109,000	2,217
Mitsui Mining & Smelting Co. Ltd.	78,000	247
Mitsui O.S.K. Lines Ltd.	142,000	1,751
Mitsui Sumitomo Insurance Co. Ltd.	160,000	1,616
Mitsukoshi Ltd.	55,000	215
Mitsumi Electric Co. Ltd.	9,500	307
Mizuho Financial Group, Inc.	1,187	4,373
Murata Manufacturing Co. Ltd.	28,000	1,410
Namco Bandai Holdings, Inc.	27,800	381
NEC Corp.	271,000	1,038
NEC Electronics Corp. *	2,800	54
NGK Insulators Ltd.	35,000	632
NGK Spark Plug Co. Ltd.	24,000	313
NHK Spring Co. Ltd.	17,000	121
Nichirei Corp.	28,000	136
Nidec Corp.	14,300	893
Nikon Corp.	43,000	1,150
Nintendo Co. Ltd.	12,900	6,679
Nippon Building Fund, Inc.	67	855
Nippon Electric Glass Co. Ltd.	44,500	697
Nippon Express Co. Ltd.	104,000	599
Nippon Meat Packers, Inc.	25,000	372
Nippon Mining Holdings, Inc.	115,500	615
Nippon Oil Corp.	164,000	1,035
Nippon Paper Group, Inc.	130	312
Nippon Sheet Glass Co. Ltd.	84,000	379
Nippon Shokubai Co. Ltd.	3,000	20
Nippon Steel Corp.	755,000	3,882
Nippon Telegraph & Telephone Corp.	672	2,922
Nippon Yusen Kabushiki Kaisha	147,000	1,385

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Nipponkoa Insurance Co. Ltd.	49,000	$379
Nishi-Nippon City Bank (The) Ltd.	101,000	269
Nissan Chemical Industries Ltd.	18,000	192
Nissan Motor Co. Ltd.	292,900	2,430
Nisshin Seifun Group, Inc.	25,000	270
Nisshin Steel Co. Ltd.	107,000	376
Nisshinbo Industries, Inc.	17,000	160
Nissin Food Products Co. Ltd.	11,700	395
Nitori Co Ltd.	5,000	285
Nitto Denko Corp.	22,100	948
NOK Corp.	14,600	302
Nomura Holdings, Inc.	230,800	3,470
Nomura Real Estate Holdings, Inc.	7,000	117
Nomura Real Estate Office Fund, Inc.	33	268
Nomura Research Institute Ltd.	15,400	408
NSK Ltd.	55,000	418
NTN Corp.	53,000	365
NTT Data Corp.	166	728
NTT DoCoMo, Inc.	2,100	3,187
NTT Urban Development Corp.	155	226
Obayashi Corp.	87,000	369
Obic Co. Ltd.	970	172
Odakyu Electric Railway Co. Ltd.	83,000	619
OJI Paper Co. Ltd.	114,000	518
Oki Electric Industry Co. Ltd. *	50,000	97
Okuma Corp.	20,000	219
Okumura Corp.	13,000	67
Olympus Corp.	31,000	942
Omron Corp.	28,800	597
Ono Pharmaceutical Co. Ltd.	6,000	290
Onward Holdings Co. Ltd. *	16,000	164
Oracle Corp. Japan	5,700	264
Oriental Land Co. Ltd.	6,500	381
ORIX Corp.	11,980	1,638
Osaka Gas Co. Ltd.	267,000	1,072
OSAKA Titanium Technologies Co. *	2,100	130
Otsuka Corp.	2,300	197
Pioneer Corp.	17,400	173
Promise Co. Ltd.	9,600	279
QP Corp.	5,000	52
Rakuten, Inc.	854	512
Resona Holdings, Inc.	739	1,254
Ricoh Co. Ltd.	87,000	1,454
Rohm Co. Ltd.	13,500	838

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Round One Corp.	17	$18
Ryohin Keikaku Co. Ltd.	1,800	105
Sanken Electric Co. Ltd.	10,000	59
Sankyo Co. Ltd.	7,500	448
Santen Pharmaceutical Co. Ltd.	6,000	141
Sanwa Shutter Corp.	18,000	78
Sanyo Electric Co. Ltd. *	207,000	437
Sapporo Hokuyo Holdings, Inc.	42	294
Sapporo Holdings Ltd.	33,000	273
SBI Holdings, Inc.	1,301	314
Secom Co. Ltd.	26,500	1,302
Sega Sammy Holdings, Inc.	25,800	274
Seiko Epson Corp.	17,800	480
Seino Holdings Corp.	12,000	78
Sekisui Chemical Co. Ltd.	58,000	355
Sekisui House Ltd.	63,000	585
Seven & I Holdings Co. Ltd.	106,600	2,708
Sharp Corp.	131,000	2,233
Shikoku Electric Power Co., Inc.	11,200	334
Shimachu Co. Ltd.	4,900	147
Shimamura Co. Ltd.	2,800	240
Shimano, Inc.	8,700	405
Shimizu Corp.	77,000	359
Shin-Etsu Chemical Co. Ltd.	53,200	2,759
Shinko Electric Industries	6,900	78
Shinko Securities Co. Ltd. *	74,000	216
Shinsei Bank Ltd. *	134,000	444
Shionogi & Co. Ltd.	39,000	667
Shiseido Co. Ltd.	44,000	1,164
Shizuoka Bank (The) Ltd.	76,000	907
Showa Denko K.K.	163,000	551
Showa Shell Sekiyu K.K.	22,700	231
SMC Corp. of Japan	7,300	772
Softbank Corp. *	96,200	1,773
Sojitz Corp.	142,500	481
Sompo Japan Insurance, Inc.	112,000	1,003
Sony Corp.	130,500	5,218
Sony Financial Holdings, Inc.	121	493
Stanley Electric Co. Ltd.	20,800	512
Sumco Corp.	15,800	346
Sumitomo Chemical Co. Ltd.	208,000	1,335
Sumitomo Corp.	138,100	1,854
Sumitomo Electric Industries Ltd.	99,300	1,259
Sumitomo Heavy Industries Ltd.	72,000	474

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Sumitomo Metal Industries Ltd.	536,000	$2,061
Sumitomo Metal Mining Co. Ltd.	73,000	1,368
Sumitomo Mitsui Financial Group, Inc.	855	5,643
Sumitomo Realty & Development Co. Ltd.	51,000	920
Sumitomo Rubber Industries, Inc.	24,700	192
Sumitomo Trust & Banking (The) Co. Ltd.	164,000	1,132
Suruga Bank (The) Ltd.	23,000	293
Suzuken Co. Ltd.	9,400	388
Suzuki Motor Corp.	23,000	582
T&D Holdings, Inc.	25,500	1,339
Taiheiyo Cement Corp.	131,000	321
Taisei Corp.	124,000	319
Taisho Pharmaceutical Co. Ltd.	20,000	397
Taiyo Nippon Sanso Corp.	38,000	305
Taiyo Yuden Co. Ltd.	14,000	138
Takara Holdings, Inc.	19,000	132
Takashimaya Co. Ltd.	38,000	431
Takeda Pharmaceutical Co. Ltd.	109,900	5,555
Takefuji Corp.	14,570	313
TDK Corp.	16,000	950
Teijin Ltd.	115,000	490
Terumo Corp.	22,200	1,161
THK Co. Ltd.	17,800	308
Tobu Railway Co. Ltd.	110,000	591
Toho Co. Ltd. of Tokyo	14,800	348
Tohoku Electric Power Co., Inc.	56,800	1,390
Tokai Rika Co. Ltd.	3,900	102
Tokuyama Corp.	30,000	218
Tokyo Broadcasting System, Inc.	2,000	48
Tokyo Electric Power Co., Inc.	158,800	4,270
Tokyo Electron Ltd.	21,600	1,336
Tokyo Gas Co. Ltd.	291,000	1,179
Tokyo Seimitsu Co. Ltd.	4,600	85
Tokyo Steel Manufacturing Co. Ltd.	13,700	189
Tokyo Tatemono Co. Ltd.	42,000	277
Tokyu Corp.	146,000	745
Tokyu Land Corp.	56,000	359
TonenGeneral Sekiyu K.K.	41,000	351
Toppan Printing Co. Ltd.	72,000	837
Toray Industries, Inc.	176,000	1,160
Toshiba Corp.	398,000	2,668
Tosoh Corp.	67,000	232
Toto Ltd.	37,000	354
Toyo Seikan Kaisha Ltd.	22,800	438

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   41   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Japan - 19.6% continued
Toyo Suisan Kaisha Ltd.	12,000	$181
Toyoda Gosei Co. Ltd.	9,100	348
Toyota Boshoku Corp.	9,500	285
Toyota Industries Corp.	23,400	844
Toyota Motor Corp.	350,700	17,666
Toyota Tsusho Corp.	28,800	614
Trend Micro, Inc.	14,000	557
Ube Industries Ltd. of Japan	125,000	406
Uni-Charm Corp.	5,400	397
UNY Co. Ltd.	24,000	230
Urban Corp.	14,400	62
Ushio, Inc.	14,400	274
USS Co. Ltd.	3,130	218
Wacoal Holdings Corp.	9,000	134
West Japan Railway Co.	223	981
Yahoo! Japan Corp.	1,977	1,040
Yakult Honsha Co. Ltd.	13,300	414
Yamada Denki Co. Ltd.	11,350	983
Yamaha Corp.	22,500	435
Yamaha Motor Co. Ltd.	25,800	477
Yamato Holdings Co. Ltd.	52,000	767
Yamazaki Baking Co. Ltd.	5,000	47
Yaskawa Electric Corp.	24,000	229
Yokogawa Electric Corp.	26,800	273
Zeon Corp.	24,000	109

		328,266

Luxembourg - 0.7%
ArcelorMittal	122,438	10,025
Millicom International Cellular S.A. *	4,000	382
Oriflame Cosmetics S.A. SDR	2,600	173
SES FDR	17,528	370

		10,950

Netherlands - 4.5%
Aegon N.V.	189,934	2,797
Akzo Nobel N.V.	35,270	2,831
ASML Holding N.V. *	51,654	1,270
Corio N.V.	5,331	467
Corporate Express	12,835	149
European Aeronautic Defence & Space Co. N.V.	43,660	1,036
Fugro N.V. - CVA	7,479	581
Heineken Holding NV	6,171	310
Heineken N.V.	32,133	1,867
ING Groep N.V. - CVA	243,385	9,097
James Hardie Industries N.V.	52,064	298

	NUMBER	VALUE
	OF SHARES	(000S)
COMMONSTOCKS - 96.6% continued
Netherlands - 4.5% continued
Koninklijke Ahold N.V. *	164,955	$2,447
Koninklijke DSM N.V.	17,649	852
Koninklijke Philips Electronics N.V.	146,609	5,612
OCE N.V.	6,940	118
Qiagen N.V. *	13,858	287
Randstad Holdings N.V.	6,737	317
Reed Elsevier N.V.	82,339	1,570
Royal Dutch Shell PLC, Class A (London Exchange)	463,691	15,983
Royal Dutch Shell PLC, Class B (London Exchange)	355,754	11,964
Royal KPN N.V.	240,803	4,076
SBM Offshore N.V.	16,577	534
TNT N.V.	51,791	1,925
TomTom N.V. *	7,002	289
Unilever N.V. (CVA)	220,900	7,421
Vedior N.V. - CVA	21,919	638
Wereldhave N.V.	1,787	220
Wolters Kluwer N.V.	36,978	980

		75,936

New Zealand - 0.1%
Auckland International Airport Ltd.	125,106	224
Contact Energy Ltd.	36,081	226
Fisher & Paykel Appliances Holdings Ltd.	21,744	40
Fisher & Paykel Healthcare Corp.	32,591	75
Fletcher Building Ltd.	62,758	415
Kiwi Income Property Trust	45,815	44
Sky City Entertainment Group Ltd. *	1,460	-
Sky City Entertainment Group Ltd.	51,077	148
Sky Netw ork Television Ltd.	12,453	47
Telecom Corp. of New Zealand Ltd.	243,619	717
Vector Ltd.	24,079	33

		1,969

Norway - 0.9%
Aker Kvaerner ASA *	21,150	484
DnB NOR ASA	98,000	1,493
Norsk Hydro ASA	90,550	1,325
Orkla ASA	105,050	1,336
Petroleum Geo-Services ASA *	21,900	544
ProSafe ASA	24,150	381
Renew able Energy Corp. A/S *	21,700	610
Schibsted ASA	3,000	90
StatoilHydro ASA	166,102	4,992
Storebrand ASA	52,362	414

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    42   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Norway - 0.9% continued
Tandberg ASA	6,950	$104
Telenor ASA *	112,200	2,155
TGS Nopec Geophysical Co ASA *	12,250	178
Tomra Systems ASA	22,050	167
Yara International ASA	23,250	1,351

		15,624

Portugal - 0.3%
Banco BPI S.A. (Registered)	31,336	166
Banco Comercial Portugues S.A. (Registered)	227,644	740
Banco Espirito Santo S.A. (Registered)	28,801	501
Brisa-Auto Estradas de Portugal S.A.	38,402	548
Cimpor Cimentos de Portugal S.A.	23,050	209
Energias de Portugal S.A.	245,532	1,488
Jeronimo Martins SGPS S.A.	14,347	115
Portugal Telecom, SGPS, S.A. (Registered)	102,264	1,188
Sonae Industria SGPS S.A. *	5,252	37
Sonae SGPS S.A.	112,786	207
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS *	25,803	306

		5,505

Singapore - 1.1%
Ascendas Real Estate Investment Trust	135,200	235
CapitaCommercial Trust	125,000	203
CapitaLand Ltd.	246,000	1,146
CapitaMall Trust	152,000	385
City Developments Ltd.	68,000	545
ComfortDelgro Corp. Ltd.	251,000	333
Cosco Corp. Singapore Ltd.	121,000	327
DBS Group Holdings Ltd.	150,000	1,970
Fraser and Neave Ltd.	110,000	390
Jardine Cycle & Carriage Ltd.	17,283	247
Keppel Corp. Ltd.	147,000	1,063
Keppel Land Ltd.	52,000	211
Neptune Orient Lines Ltd.	53,000	126
Olam International Ltd.	66,000	104
Oversea-Chinese Banking Corp.	324,400	1,916
Parkway Holdings Ltd.	70,050	164
SembCorp Industries Ltd.	134,600	398
SembCorp Marine Ltd.	113,400	317
Singapore Airlines Ltd.	74,067	841
Singapore Exchange Ltd.	104,000	572
Singapore Land Ltd.	6,000	30
Singapore Petroleum Co. Ltd.	6,000	30
Singapore Post Ltd.	138,000	115

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Singapore - 1.1% continued
Singapore Press Holdings Ltd.	201,000	$673
Singapore Technologies Engineering Ltd.	181,000	445
Singapore Telecommunications Ltd.	1,050,600	3,006
United Overseas Bank Ltd.	162,000	2,263
UOL Group Ltd.	66,700	188
Venture Corp. Ltd.	29,000	223
Wilmar International Ltd. *	27,000	83
Wing Tai Holdings Ltd.	13,200	21
Yanlord Land Group Ltd.	27,000	42

		18,612

Spain - 4.3%
Abertis Infraestructuras S.A.	33,142	1,080
Acciona S.A.	3,834	1,026
Acerinox S.A.	20,688	573
ACS Actividades Cons y Serv	27,938	1,590
Antena 3 de Television S.A.	8,862	122
Banco Bilbao Vizcaya Argentaria S.A.	487,877	10,742
Banco de Sabadell S.A.	64,243	705
Banco Popular Espanol S.A.	111,768	2,029
Banco Santander Central Hispano S.A.	812,434	16,182
Bankinter S.A. *	1,810	29
Cintra Concesiones de Infraestructuras de Transporte S.A.	29,366	434
Corp. Mapfre S.A.	64,082	322
Criteria Caixacorp S.A.	77,407	531
Enagas	19,217	574
Fomento de Construcciones y Contratas S.A.	5,026	331
Gamesa Corp. Tecnologica S.A.	22,806	1,040
Gas Natural SDG S.A.	14,832	917
Gestevision Telecinco S.A.	12,913	263
Grupo Ferrovial S.A.	8,594	624
Iberdrola Renovables *	100,070	696
Iberdrola S.A.	456,665	7,078
Iberia (Lineas Aereas de Espana)	39,853	174
Inditex S.A.	28,231	1,568
Indra Sistemas S.A.	14,331	413
Promotora de Informaciones S.A. (Prisa)	6,248	94
Red Electrica de Espana	14,782	905
Repsol YPF S.A.	104,604	3,609
Sacyr Vallehermoso S.A.	11,180	388
Sogecable S.A. *	6,629	291
Telefonica S.A.	557,850	16,024
Union Fenosa S.A.	14,649	984
Zardoya Otis S.A.	14,703	408

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   43   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Spain - 4.3% continued
Zeltia S.A.	13,127	$96

		71,842

Sweden - 2.4%
Alfa Laval AB	12,100	736
Assa Abloy AB, Class B	39,900	725
Atlas Copco AB, Class A	85,900	1,470
Atlas Copco AB, Class B	49,900	784
Axfood AB	1,900	68
Billerud AB	1,200	14
Boliden AB	37,000	394
Castellum AB	11,100	136
D Carnegie AB *	5,800	98
Electrolux AB, Class B	33,300	547
Elekta AB, Class B	5,400	93
Eniro AB *	10,400	76
Fabege AB *	12,500	134
Getinge AB - New *	1,337	35
Getinge AB, Class B	21,400	555
Hennes & Mauritz AB, Class B	61,500	3,783
Hoganas AB, Class B	2,700	64
Holmen AB, Class B *	5,800	201
Husqvarna AB, Class B	34,900	421
Investor AB *	27,300	615
Kungsleden AB	8,600	107
Lundin Petroleum AB *	30,200	411
Modern Times Group AB, Class B	6,600	460
Nobia AB	13,200	114
Nordea Bank AB	271,300	4,403
Sandvik AB	125,127	2,178
Scania AB, Class B	46,100	968
Securitas AB, Class B	40,433	535
Securitas Systems AB, Class B	31,900	93
Skandinaviska Enskilda Banken AB, Class A *	60,973	1,598
Skanska AB, Class B	49,600	995
SKF AB, B Shares	51,200	1,031
Ssab Svenskt Stal AB, Class A	23,075	650
Ssab Svenskt Stal AB, Class B	10,312	265
Svenska Cellulosa AB, Class B *	73,600	1,340
Svenska Handelsbanken AB, Class A	64,259	1,873
Swedbank AB, Class A	21,700	609
Swedish Match AB	33,700	734
Tele2 AB, Class B	39,000	737
Telefonaktiebolaget LM Ericsson, Class B	1,934,700	3,802
TeliaSonera AB	290,384	2,333

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
Sweden - 2.4% continued
Trelleborg AB, Class B	4,700	$94
Volvo AB, Class A	60,700	906
Volvo AB, Class B	140,700	2,135
Wihlborgs Fastigheter AB	1,440	33

		39,353

Switzerland - 7.4%
ABB Ltd. (Registered)	285,587	7,688
Actelion Ltd. (Registered) *	11,719	639
Adecco S.A. (Registered)	17,131	990
Ciba Specialty Chemicals A.G.	9,927	362
Compagnie Financiere Richemont A.G., Class A (Bearer)	68,278	3,833
Credit Suisse Group (Registered)	136,159	6,927
EFG International (Registered)	5,607	192
Geberit A.G. (Registered)	5,139	766
Givaudan S.A. (Registered)	843	834
Holcim Ltd. (Registered)	27,187	2,854
Julius Baer Holding A.G. (Registered)	13,931	1,028
Kudelski S.A. (Bearer)	2,913	43
Kuehne & Nagel International A.G. (Registered)	7,232	725
Kuoni Reisen Holding A.G. (Registered)	264	147
Lindt & Spruengli A.G.	76	253
Logitech International S.A. (Registered) *	21,758	551
Lonza Group A.G. (Registered)	5,685	754
Nestle S.A. (Registered)	50,925	25,449
Nobel Biocare Holding A.G. (Bearer)	3,047	709
Novartis A.G. (Registered)	300,825	15,421
OC Oerlikon Corp. A.G. (Registered) *	716	252
Pargesa Holding S.A. (Bearer)	263	29
PSP Swiss Property A.G. (Registered) *	3,803	257
Rieter Holding A.G. (Registered)	386	148
Roche Holding A.G. (Genusschein)	91,084	17,144
Schindler Holding A.G.	5,559	416
SGS S.A. (Registered)	613	882
Sonova A.G. (Registered) *	6,381	585
STMicroelectronics N.V.	91,149	969
Straumann Holding A.G. (Registered)	697	199
Sulzer A.G. (Registered)	380	502
Swatch Group A.G. (Bearer)	4,185	1,118
Swatch Group A.G. (Registered)	4,910	252
Swiss Life Holding (Registered) *	4,335	1,205
Swiss Reinsurance (Registered)	44,841	3,919
Swisscom A.G. (Registered)	3,028	1,037
Syngenta A.G. (Registered)	13,477	3,946

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    44   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96. 6 % continued
Switzerland - 7.4% continued
Synthes, Inc.	7,893	$1,103
UBS A.G. (Registered)	269,454	7,840
Xstrata PLC	81,205	5,681
Zurich Financial Services A.G. (Registered)	18,963	5,975

		123,624

United Kingdom - 18.8%
3i Group PLC	49,644	817
Acergy S.A.	24,950	533
Aggreko PLC	16,430	211
Alliance & Leicester PLC	21,600	222
Amec PLC	42,760	613
Anglo American PLC	172,976	10,383
Antofagasta PLC	22,346	311
ARM Holdings PLC	171,454	299
Arriva PLC	14,383	196
Associated British Foods PLC	20,592	357
AstraZeneca PLC	188,630	7,046
Aviva PLC	350,672	4,293
BAE Systems PLC	460,664	4,432
Balfour Beatty PLC	51,904	485
Barclays PLC	869,674	7,867
Barratt Developments PLC	38,632	317
BBA Aviation PLC	42,547	127
Berkeley Group Holdings PLC *	10,745	237
BG Group PLC	433,779	10,036
BHP Billiton PLC	293,472	8,697
Biffa PLC	25,625	177
Bovis Homes Group PLC	11,970	144
BP PLC	2,459,155	24,877
British Airways PLC *	72,631	337
British American Tobacco PLC	196,842	7,380
British Energy Group PLC	130,315	1,686
British Land Co. PLC	65,858	1,198
British Sky Broadcasting PLC	153,438	1,699
Brixton PLC	24,029	157
BT Group PLC	1,028,526	4,430
Bunzl PLC	40,578	571
Burberry Group PLC	52,395	468
Cable & Wireless PLC	304,223	898
Cadbury Schweppes PLC	269,364	2,956
Capita Group PLC	76,642	1,031
Carnival PLC	21,243	850
Carphone Warehouse Group PLC	49,180	278
Cattles PLC	32,715	150

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96. 6 % continued
United Kingdom - 18.8% continued
Centrica PLC	469,899	$2,779
Charter PLC *	18,153	306
Close Brothers Group PLC	8,487	104
Cobham PLC	136,385	541
Compass Group PLC	256,134	1,636
Cookson Group PLC	20,541	270
CSR PLC *	12,382	80
Daily Mail & General Trust, Class A	33,322	286
Davis Service Group PLC	17,643	173
De La Rue PLC	9,570	168
Diageo PLC	347,867	7,007
DSG International PLC	244,221	307
Electrocomponents PLC	28,820	104
Enterprise Inns PLC	65,983	524
Eurasian Natural Resources *	39,736	776
FirstGroup PLC	55,684	622
FKI PLC	53,448	74
Friends Provident PLC	220,477	539
G4S PLC	143,853	649
Galiform PLC *	56,332	89
GKN PLC	83,765	505
GlaxoSmithKline PLC	716,734	15,174
Great Portland Estates PLC	19,162	201
Hammerson PLC	37,195	821
Hays PLC	174,773	396
HBOS PLC	479,765	5,326
Home Retail Group	106,021	549
HSBC Holdings PLC	1,534,670	25,253
ICAP PLC	62,666	707
IMI PLC	39,225	355
Imperial Tobacco Group PLC	86,805	3,989
Inchcape PLC	51,794	413
Intercontinental Hotels Group PLC	38,350	579
International Power PLC	221,155	1,745
Intertek Group PLC	10,070	206
Invensys PLC *	94,997	424
Investec PLC	47,129	316
ITV PLC	473,487	594
Johnson Matthey PLC	26,794	1,065
Kazakhmys PLC	11,952	378
Kesa Electricals PLC	62,459	255
Kingfisher PLC	309,856	811
Ladbrokes PLC	74,996	463
Land Securities Group PLC	58,723	1,757

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   45   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
United Kingdom - 18.8% continued
Legal & General Group PLC	816,329	$2,046
Liberty International PLC	30,561	591
Lloyds TSB Group PLC	726,318	6,510
LogicaCMG PLC	191,866	402
London Stock Exchange Group PLC	18,571	445
Lonmin PLC	9,329	568
Man Group PLC	218,516	2,402
Marks & Spencer Group PLC	219,538	1,685
Meggitt PLC	80,662	441
Michells & Butlers PLC	48,794	332
Misys PLC	42,248	116
Mondi PLC	43,030	357
Morrison WM Supermarkets PLC	148,241	810
National Express Group PLC	15,984	318
National Grid PLC	331,593	4,546
Next PLC	27,531	622
Old Mutual PLC	661,797	1,450
Pearson PLC	101,794	1,374
Persimmon PLC	36,231	549
Premier Farnell PLC	35,671	126
Prudential PLC	316,463	4,175
Punch Taverns PLC	34,943	373
Rank Group PLC	49,456	87
Reckitt Benckiser Group PLC	77,545	4,291
Reed Elsevier PLC	141,568	1,802
Rentokil Initial PLC	232,295	448
Resolution PLC	86,858	1,179
Reuters Group PLC	160,542	1,846
Rexam PLC	78,881	667
Rio Tinto PLC	129,887	13,473
Rolls-Royce Group PLC *	229,416	1,833
Royal & Sun Alliance Insurance Group PLC	404,295	1,032
Royal Bank of Scotland Group PLC	1,289,266	8,618
SABMiller PLC	115,004	2,517
Sage Group PLC	166,820	622
Sainsbury (J.) PLC	196,723	1,338
Schroders PLC	14,039	261
Scottish & New castle PLC	100,745	1,578
Scottish & Southern Energy PLC	110,413	3,074
Segro PLC	52,156	525
Serco Group PLC	57,233	515
Severn Trent PLC	28,775	809
Shire PLC	33,961	656
Signet Group PLC	197,982	242

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.6% continued
United Kingdom - 18.8% continued
Smith & Nephew PLC	115,027	$1,520
Smiths Group PLC	48,208	898
SSL International PLC	15,985	144
Stagecoach Group PLC	60,486	290
Standard Chartered PLC	89,894	3,068
Standard Life PLC	270,346	1,320
Stolt-Nielsen S.A.	3,100	65
Tate & Lyle PLC	57,397	614
Taylor Woodrow PLC	141,900	527
Tesco PLC	1,027,370	7,753
Thomas Cook Group PLC	54,239	312
Tomkins PLC	100,984	358
Travis Perkins PLC	13,997	297
Trinity Mirror PLC	30,240	177
TUI Travel PLC	65,490	335
Tullet Prebon PLC	19,798	187
Tullow Oil PLC	88,877	1,164
Unilever PLC	166,725	5,620
United Business Media PLC	30,013	321
United Utilities PLC	110,975	1,519
Vedanta Resources PLC	8,245	343
Vodafone Group PLC	6,878,159	20,577
Whitbread PLC	23,862	552
William Hill PLC	48,223	359
Wolseley PLC	84,635	888
WPP Group PLC	144,729	1,724
Yell Group PLC	95,794	292

		314,957

Total Common Stocks

(Cost $1,398,346)(1)		1,616,126

PREFERRED STOCKS - 0.4%
Germany - 0.4%
Fresenius SE	3,657	304
Henkel KGaA	22,283	1,029
Porsche A.G.	11,090	2,035
ProSieben SAT.1 Media A.G.	10,433	226
RWE A.G.	4,062	385
Volks wagen A.G.	13,646	2,266

		6,245

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
PREFERRED STOCKS - 0.4% continued
Italy - 0.0%
Istituto Finanziario Industriale S.p.A. *	9,345	$258
Unipol S.p.A.	116,121	333

		591

Total Preferred Stocks

(Cost $4,217)(1)		6,836

RIGHTS - 0.0%
Iluka Resources Ltd. *	3,247	—

Total Rights

(Cost $-)		—

	NUMBER	VALUE
	OF WARRANTS	(000S)
WARRANTS - 0.0%
Dowa Holding Co. Ltd., Exp. 1/29/10,
Strike 1.00 Yen*(2)	30,000	—

Total Warrants

(Cost $-)		—

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENT - 1.6%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$27,400	27,400

Total Short-Term Investment

(Cost $27,400)		27,400

Total Investments - 98.6%

(Cost $1,429,963)		1,650,362
Other Assets less Liabilities - 1.4%		22,590

NET ASSETS - 100.0%		$1,672,952
(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of the foreign securities.

(2)	Security has been deemed worthless by the NTGI Valuation Committee.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the International Equity Index Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN (LOSS)
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

DJ Euro Stoxx 50
(Euro)	421	$23,582	Long	6/08	$962

FTSE 100 Index
(British Pound)	96	10,866	Long	6/08	25

Hang Seng Index
(Hong Kong
Dollar)	11	1,599	Long	4/08	20

SPI 200
(Australian
Dollar)	26	3,204	Long	6/08	131

TOPIX Index
(Japanese Yen)	87	10,604	Long	6/08	(132)

Total					$1,006

At March 31, 2008, the International Equity Index Fund’s investments were denominated in the following currencies (unaudited):

% OF LONG-TERM
CONCENTRATION BY CURRENCY	INVESTMENTS
Euro	36.6%
British Pound	21.5
Japanese Yen	20.2
Swiss Franc	7.2
Australian Dollar	6.4
All other currencies less than 5%	8.1

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   47   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2008

At March 31,2008, the industry sectors (unaudited) for the International Equity Index Fund were:

% OF LONG TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	10.7%
Consumer Staples	8.9
Energy	7.8
Financials	26.2
Health Care	6.5
Industrials	12.2
Information Technology	5.2
Materials	10.6
Telecommunication Services	5.8
Utilities	6.1

Total	100.0%

At March 31, 2008, the International Equity Index Fund had outstanding forward foreign currency exchange contracts as follows:

	AMOUNT	IN	AMOUNT
CONTRACTS	(LOCAL	EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMENT	GAIN/(LOSS)
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
Australian
Dollar	219	U.S. Dollar	200	6/18/08	$2

Australian
Dollar	540	U.S. Dollar	500	6/18/08	12
Euro	954	U.S. Dollar	1,500	6/18/08	(1)
Euro	197	U.S. Dollar	310	6/18/08	(1)
Euro	1,477	U.S. Dollar	2,300	6/18/08	(23)
British
Pound	1,146	U.S. Dollar	2,300	6/18/08	43
Hong Kong
Dollar	2,330	U.S. Dollar	300	6/18/08	–
Japanese
Yen	99,312	U.S. Dollar	1,000	6/18/08	–
Japanese
Yen	18,529	U.S. Dollar	190	6/18/08	3
Japanese
Yen	328	U.S. Dollar	3,300	6/18/08	(5)
		Australian
U.S. Dollar	1,500	Dollar	1,621	6/18/08	(35)
		Australian
U.S. Dollar	470	Dollar	516	6/18/08	(4)
		British
U.S. Dollar	6,900	Pound	3,418	6/18/08	(166)
		British
U.S. Dollar	400	Pound	203	6/18/08	1
		British
U.S. Dollar	660	Pound	332	6/18/08	(7)

	AMOUNT	IN	AMOUNT
CONTRACTS	(LOCAL	EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMENT	GAIN/(LOSS)
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
U.S. Dollar	19,200	Euro	12,341	6/18/08	$209
U.S. Dollar	2,980	Euro	1,915	6/18/08	33
		Hong
		Kong
U.S. Dollar	1,260	Dollar	9,787	6/18/08	–
		Japanese
U.S. Dollar	9,600	Yen	957,916	6/18/08	48
		Japanese
U.S. Dollar	1,000	Yen	98,862	6/18/08	(4)

Total					$105

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9%
Advertising - 0.5%
Getty Images, Inc. *	17,300	$554
Harte-Hanks, Inc.	14,500	198
Lamar Advertising Co., Class A *	28,800	1,035

		1,787

Aerospace/Defense - 0.9%
Alliant Techsystems, Inc. *	11,989	1,241
BE Aerospace, Inc. *	31,900	1,115
DRS Technologies, Inc.	15,000	874

		3,230

Agriculture - 0.2%
Universal Corp. of Virginia	9,500	623

Airlines - 0.2%
Airtran Holdings, Inc. *	29,600	195
Alaska Air Group, Inc. *	14,000	275
JetBlue Airways Corp. *	65,650	381

		851

Apparel - 0.7%
Hanesbrands, Inc. *	34,200	999
Phillips-Van Heusen Corp.	20,500	777
Timberland (The) Co., Class A *	16,600	228
Warnaco Group (The), Inc. *	16,900	666

		2,670

Auto Manufacturers - 0.3%
Oshkosh Truck Corp.	26,700	969

Auto Parts & Equipment - 0.8%
ArvinMeritor, Inc.	24,900	312
BorgWarner, Inc.	42,400	1,824
Lear Corp. *	28,100	728
Modine Manufacturing Co.	9,600	139

		3,003

Banks - 2.7%
Associated Banc-Corp	46,782	1,246
Bank of Hawaii Corp.	17,100	848
Cathay General Bancorp	15,500	321
City National Corp. of California	14,800	732
Colonial BancGroup (The), Inc.	52,500	506
Cullen/Frost Bankers, Inc.	19,600	1,040
First Community Bancorp, Inc. of California	10,400	279
FirstMerit Corp.	29,200	603
SVB Financial Group *	12,400	541
Synovus Financial Corp.	121,400	1,343
TCF Financial Corp.	37,300	668
Webster Financial Corp.	17,272	481

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Banks - 2.7% continued
Westamerica Bancorporation	11,200	$589
Wilmington Trust Corp.	22,300	694

		9,891

Beverages - 0.4%
Hansen Natural Corp. *	21,700	766
PepsiAmericas, Inc.	20,500	523

		1,289

Biotechnology - 1.8%
Affymetrix, Inc. *	25,700	447
Charles River Laboratories International, Inc. *	24,564	1,448
Invitrogen Corp. *	16,500	1,410
Millennium Pharmaceuticals, Inc. *	113,800	1,759
PDL BioPharma, Inc. *	40,116	425
Vertex Pharmaceuticals, Inc. *	48,200	1,152

		6,641

Building Materials - 0.4%
Martin Marietta Materials, Inc.	15,086	1,602

Chemicals - 3.7%
Airgas, Inc.	30,300	1,378
Albemarle Corp.	28,000	1,023
Cabot Corp.	22,400	627
CF Industries Holdings, Inc.	17,100	1,772
Chemtura Corp.	85,000	624
Cytec Industries, Inc.	15,600	840
Ferro Corp.	13,000	193
FMC Corp.	27,600	1,532
Lubrizol Corp.	25,200	1,399
Minerals Technologies, Inc.	6,200	389
Olin Corp.	27,700	547
RPM International, Inc.	40,700	852
Sensient Technologies Corp.	15,100	445
Terra Industries, Inc. *	32,600	1,158
Valspar Corp.	33,400	663

		13,442

Coal - 0.6%
Arch Coal, Inc.	50,700	2,205

Commercial Services - 4.6%
Alliance Data Systems Corp. *	27,700	1,316
Avis Budget Group, Inc. *	34,720	369
Career Education Corp. *	33,400	425
ChoicePoint, Inc. *	25,100	1,195
Corinthian Colleges, Inc. *	32,600	236
Corporate Executive Board Co.	13,100	530

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   49   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Commercial Services - 4.6% continued
Corrections Corp. of America *	45,100	$1,241
Deluxe Corp.	17,800	342
DeVry, Inc.	21,800	912
Gartner, Inc. *	22,800	441
ITT Educational Services, Inc. *	11,100	510
Kelly Services, Inc., Class A	6,800	140
Korn/Ferry International *	16,600	280
Manpower, Inc.	28,300	1,592
MPS Group, Inc. *	33,100	391
Navigant Consulting, Inc. *	15,500	294
Pharmaceutical Product Development, Inc.	37,700	1,580
Quanta Services, Inc. *	59,900	1,388
Rent-A-Center, Inc. *	24,700	453
Rollins, Inc.	12,900	228
Service Corp. International	96,500	978
Sotheby’s	23,300	674
Strayer Education, Inc.	5,400	823
TravelCenters of America LLC - (Fractional Shares)*(1)	80,000	–
United Rentals, Inc. *	26,200	494
Valassis Communications, Inc. *	16,400	178

		17,010

Computers - 2.6%
Cadence Design Systems, Inc. *	101,300	1,082
Diebold, Inc.	23,600	886
DST Systems, Inc. *	17,720	1,165
Henry (Jack) & Associates, Inc.	29,100	718
Imation Corp.	13,400	305
Mentor Graphics Corp. *	34,000	300
NCR Corp. *	61,500	1,404
Palm, Inc.	39,900	200
SRA International, Inc., Class A *	13,800	335
Synopsys, Inc. *	49,600	1,126
Western Digital Corp. *	78,300	2,117

		9,638

Cosmetics/Personal Care - 0.2%
Alberto-Culver Co.	31,200	855

Distribution/Wholesale - 1.0%
Fastenal Co.	44,200	2,030
Ingram Micro, Inc., Class A *	51,200	810
Tech Data Corp. *	19,600	643

		3,483

Diversified Financial Services - 1.2%
AmeriCredit Corp. *	40,400	407
Eaton Vance Corp.	41,500	1,266

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Diversified Financial Services - 1.2% continued
IndyMac Bancorp, Inc.	29,900	$148
Jefferies Group, Inc.	39,500	637
Raymond James Financial, Inc.	34,800	800
Waddell & Reed Financial, Inc., Class A	29,300	942

		4,200

Electric - 5.0%
Alliant Energy Corp.	38,500	1,348
Aquila, Inc. *	119,800	385
Black Hills Corp.	12,800	458
DPL, Inc.	42,300	1,085
Energy East Corp.	58,400	1,409
Great Plains Energy, Inc.	32,900	811
Hawaiian Electric Industries, Inc.	26,500	633
Idacorp, Inc.	17,100	549
MDU Resources Group, Inc.	62,750	1,540
Northeast Utilities	53,300	1,308
NSTAR	35,500	1,080
OGE Energy Corp.	31,400	979
PNM Resources, Inc.	30,185	376
Puget Energy, Inc.	43,100	1,115
SCANA Corp.	43,500	1,591
Sierra Pacific Resources	85,900	1,085
Westar Energy, Inc.	37,000	842
Wisconsin Energy Corp.	42,700	1,878

		18,472

Electrical Components & Equipment - 1.2%
Ametek, Inc.	38,650	1,697
Energizer Holdings, Inc. *	21,000	1,900
Hubbell, Inc., Class B	21,100	922

		4,519

Electronics - 2.4%
Amphenol Corp., Class A	62,448	2,326
Arrow Electronics, Inc. *	42,700	1,437
Avnet, Inc. *	52,500	1,718
Gentex Corp.	49,500	849
Kemet Corp. *	29,900	121
National Instruments Corp.	19,200	502
Thomas & Betts Corp. *	19,000	691
Varian, Inc. *	11,400	660
Vishay Intertechnology, Inc. *	62,200	564

		8,868

Engineering & Construction - 0.9%
Dycom Industries, Inc. *	13,500	162

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Engineering & Construction - 0.9% continued
Granite Construction, Inc.	12,600	$ 412
KBR, Inc.	59,700	1,655
URS Corp. *	30,300	991

		3,220

Entertainment - 0.3%
International Speedway Corp., Class A	10,900	449
Macrovision Corp. *	18,200	246
Scientific Games Corp., Class A *	24,400	515

		1,210

Environmental Control - 1.0%
Mine Safety Appliances Co.	9,600	395
Republic Services, Inc.	55,050	1,610
Stericycle, Inc. *	32,100	1,653

		3,658

Food - 1.3%
Corn Products International, Inc.	27,300	1,014
Hormel Foods Corp.	26,300	1,096
JM Smucker (The) Co.	19,700	997
Ruddick Corp.	13,200	486
Smithfield Foods, Inc. *	43,200	1,113
Tootsie Roll Industries, Inc.	7,707	194

		4,900

Forest Products & Paper - 0.7%
Louisiana-Pacific Corp.	35,300	324
Potlatch Corp.	12,528	517
Rayonier, Inc.	26,650	1,158
Temple-Inland, Inc.	38,600	491

		2,490

Gas - 1.0%
AGL Resources, Inc.	24,900	855
Energen Corp.	26,300	1,638
Vectren Corp.	23,900	641
WGL Holdings, Inc.	18,700	600

		3,734

Hand/Machine Tools - 0.5%
Kennametal, Inc.	26,700	786
Lincoln Electric Holdings, Inc.	14,500	935

		1,721

Healthcare - Products - 5.1%
Advanced Medical Optics, Inc. *	19,700	400
Beckman Coulter, Inc.	22,800	1,472
Dentsply International, Inc.	55,100	2,127
Edwards Lifesciences Corp. *	20,400	909

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Healthcare - Products - 5.1% continued
Gen-Probe, Inc. *	20,000	$964
Henry Schein, Inc. *	32,900	1,888
Hill-Rom Holdings, Inc.	20,900	537
Hillenbrand Industries, Inc. *	2,090	46
Hologic, Inc. *	45,556	2,533
Intuitive Surgical, Inc. *	13,700	4,443
Kinetic Concepts, Inc. *	19,200	888
Resmed, Inc. *	26,500	1,118
STERIS Corp.	21,100	566
Techne Corp. *	13,200	889

		18,780

Healthcare - Services - 2.4%
Apria Healthcare Group, Inc. *	15,600	308
Community Health Systems, Inc. *	33,400	1,121
Covance, Inc. *	22,600	1,875
Health Management Associates, Inc., Class A *	80,300	425
Health Net, Inc. *	38,800	1,195
Kindred Healthcare, Inc. *	10,200	223
LifePoint Hospitals, Inc. *	20,900	574
Lincare Holdings, Inc. *	27,600	776
Psychiatric Solutions, Inc. *	20,200	685
Universal Health Services, Inc., Class B	19,289	1,036
WellCare Health Plans, Inc. *	15,100	588

		8,806

Home Builders - 1.0%
Hovnanian Enterprises, Inc., Class A *	14,900	158
MDC Holdings, Inc.	13,000	569
NVR, Inc. *	1,825	1,090
Ryland Group, Inc.	15,500	510
Thor Industries, Inc.	11,900	354
Toll Brothers, Inc. *	44,700	1,050

		3,731

Home Furnishings - 0.1%
Furniture Brands International, Inc.	18,900	221

Household Products/Wares - 0.9%
American Greetings Corp., Class A	21,000	390
Blyth, Inc.	7,100	140
Church & Dwight, Inc.	23,200	1,258
Scotts Miracle-Gro (The) Co., Class A	16,300	529
Tupperware Brands Corp.	22,600	874

		3,191

Insurance - 4.1%
American Financial Group, Inc. of Ohio	24,900	636

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   51   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Insurance - 4.1% continued
Brown & Brown, Inc.	37,600	$654
Commerce Group, Inc.	16,400	591
Everest Re Group Ltd.	23,100	2,068
Fidelity National Financial, Inc., Class A	77,877	1,428
First American Corp.	33,121	1,124
Gallagher (Arthur J.) & Co.	34,800	822
Hanover Insurance Group (The), Inc.	17,528	721
HCC Insurance Holdings, Inc.	39,400	894
Horace Mann Educators Corp.	13,000	227
Mercury General Corp.	11,000	487
Old Republic International Corp.	79,600	1,028
PMI Group (The), Inc.	31,500	183
Protective Life Corp.	24,000	974
Radian Group, Inc.	28,700	189
StanCorp Financial Group, Inc.	18,441	880
Unitrin, Inc.	17,100	604
W.R. Berkley Corp.	57,275	1,586

		15,096

Internet - 1.2%
Avocent Corp. *	18,100	306
Digital River, Inc. *	14,400	446
F5 Networks, Inc. *	30,900	561
McAfee, Inc. *	58,200	1,926
NetFlix, Inc. *	16,500	572
ValueClick, Inc. *	34,000	586

		4,397

Investment Companies - 0.2%
Apollo Investment Corp.	41,900	663

Iron/Steel - 1.8%
Carpenter Technology Corp.	16,800	940
Cleveland-Cliffs, Inc.	16,300	1,953
Reliance Steel & Aluminum Co.	22,400	1,341
Steel Dynamics, Inc.	68,200	2,254

		6,488

Leisure Time - 0.2%
Callaway Golf Co.	20,900	307
Life Time Fitness, Inc. *	12,300	384

		691

Lodging - 0.1%
Boyd Gaming Corp.	21,400	428

Machinery - Construction & Mining - 0.7%
Joy Global, Inc.	38,950	2,538

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Machinery - Diversified - 2.1%
AGCO Corp. *	31,900	$1,910
Flowserve Corp.	20,700	2,161
Graco, Inc.	23,700	860
IDEX Corp.	27,700	850
Nordson Corp.	11,500	619
Wabtec Corp.	17,100	644
Zebra Technologies Corp., Class A *	23,300	776

		7,820

Media - 0.4%
Belo Corp., Class A	30,100	318
Entercom Communications Corp., Class A	8,700	86
Lee Enterprises, Inc.	13,900	139
Media General, Inc., Class A	8,600	121
Scholastic Corp. *	10,100	306
Wiley (John) & Sons, Inc., Class A	14,800	588

		1,558

Metal Fabrication/Hardware - 0.7%
Commercial Metals Co.	41,300	1,238
Timken (The) Co.	32,400	963
Worthington Industries, Inc.	22,500	379

		2,580

Miscellaneous Manufacturing - 3.7%
Aptargroup, Inc.	24,600	958
Brink’s (The) Co.	17,300	1,162
Carlisle Cos., Inc.	20,900	699
Crane Co.	17,100	690
Donaldson Co., Inc.	24,000	967
Federal Signal Corp.	13,700	191
Harsco Corp.	30,500	1,689
Lancaster Colony Corp.	6,700	268
Matthews International Corp., Class A	10,200	492
Pentair, Inc.	36,400	1,161
Roper Industries, Inc.	32,600	1,938
SPX Corp.	19,400	2,035
Teleflex, Inc.	14,100	673
Trinity Industries, Inc.	28,050	747

		13,670

Office Furnishings - 0.3%
Herman Miller, Inc.	20,400	501
HNI Corp.	15,500	417

		918

Oil & Gas - 6.9%
Bill Barrett Corp. *	12,600	595

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   52    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Oil & Gas - 6.9% continued
Cimarex Energy Co.	30,300	$1,659
Denbury Resources, Inc. *	86,000	2,455
Encore Acquisition Co. *	20,100	810
Forest Oil Corp. *	31,200	1,528
Frontier Oil Corp.	37,900	1,033
Helmerich & Payne, Inc.	37,300	1,748
Newfield Exploration Co. *	45,800	2,420
Patterson-UTI Energy, Inc.	56,400	1,477
Pioneer Natural Resources Co.	43,300	2,127
Plains Exploration & Production Co. *	39,127	2,079
Pride International, Inc. *	58,200	2,034
Quicksilver Resources, Inc. *	36,700	1,341
Southwestern Energy Co. *	120,600	4,063

		25,369

Oil & Gas Services - 2.0%
Exterran Holdings, Inc. *	22,500	1,452
FMC Technologies, Inc. *	46,900	2,668
Grant Prideco, Inc. *	43,900	2,161
Superior Energy Services, Inc. *	28,700	1,137

		7,418

Packaging & Containers - 0.5%
Packaging Corp. of America	34,500	771
Sonoco Products Co.	34,100	976

		1,747

Pharmaceuticals - 2.1%
Cephalon, Inc. *	24,700	1,591
Endo Pharmaceuticals Holdings, Inc. *	45,800	1,096
Medicis Pharmaceutical Corp., Class A	21,300	419
NBTY, Inc. *	19,000	569
Omnicare, Inc.	40,900	743
Par Pharmaceutical Cos., Inc. *	13,500	235
Perrigo Co.	28,400	1,071
Sepracor, Inc. *	40,200	785
Valeant Pharmaceuticals International *	31,800	408
VCA Antech, Inc. *	28,700	785

		7,702

Pipelines - 1.6%
Equitable Resources, Inc.	44,700	2,633
National Fuel Gas Co.	31,300	1,477
Oneok, Inc.	36,700	1,638

		5,748

Real Estate - 0.2%
Jones Lang LaSalle, Inc.	11,200	866

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Real Estate Investment Trusts - 5.7%
Alexandria Real Estate Equities, Inc.	10,900	$1,011
AMB Property Corp.	35,300	1,921
BRE Properties, Inc., Class A	17,500	797
Camden Property Trust	19,400	974
Cousins Properties, Inc.	12,700	314
Duke Realty Corp.	51,800	1,182
Equity One, Inc.	11,200	268
Federal Realty Investment Trust	20,700	1,614
Health Care REIT, Inc.	30,100	1,358
Highwoods Properties, Inc.	18,600	578
Hospitality Properties Trust	34,938	1,189
Liberty Property Trust	33,800	1,051
Macerich (The) Co.	25,049	1,760
Mack-Cali Realty Corp.	25,100	896
Nationwide Health Properties, Inc.	35,200	1,188
Realty Income Corp.	37,700	966
Regency Centers Corp.	25,466	1,649
UDR, Inc.	48,900	1,199
Weingarten Realty Investors	28,018	965

		20,880

Retail - 6.2%
99 Cents Only Stores *	18,800	186
Advance Auto Parts, Inc.	34,550	1,176
Aeropostale, Inc. *	24,300	659
American Eagle Outfitters, Inc.	73,900	1,294
AnnTaylor Stores Corp. *	23,000	556
Barnes & Noble, Inc.	16,500	506
BJ’s Wholesale Club, Inc. *	23,800	849
Bob Evans Farms, Inc.	13,000	359
Borders Group, Inc.	22,100	130
Brinker International, Inc.	34,900	647
Carmax, Inc. *	76,600	1,488
CBRL Group, Inc.	8,044	288
Charming Shoppes, Inc. *	42,804	207
Cheesecake Factory (The), Inc. *	26,000	567
Chico’s FAS, Inc. *	59,100	420
Chipotle Mexican Grill, Inc., Class A *	11,500	1,304
Coldwater Creek, Inc. *	20,496	103
Collective Brands, Inc. *	22,400	271
Copart, Inc. *	24,100	934
Dick’s Sporting Goods, Inc. *	28,300	758
Dollar Tree, Inc. *	33,000	910
Foot Locker, Inc.	51,200	603
Guess?, Inc.	18,900	765

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   53   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Retail - 6.2% continued
MSC Industrial Direct Co., Class A	16,700	$706
O’Reilly Automotive, Inc. *	41,900	1,195
Pacific Sunwear of California, Inc. *	26,900	339
PetSmart, Inc.	47,500	971
Regis Corp.	14,400	396
Ross Stores, Inc.	49,000	1,468
Ruby Tuesday, Inc.	16,600	124
Saks, Inc. *	50,600	631
Urban Outfitters, Inc. *	40,800	1,279
Williams-Sonoma, Inc.	30,100	730

		22,819

Savings & Loans - 1.1%
Astoria Financial Corp.	30,600	831
First Niagara Financial Group, Inc.	38,682	525
New York Community Bancorp, Inc.	113,108	2,061
Washington Federal, Inc.	33,000	754

		4,171

Semiconductors - 2.3%
Atmel Corp. *	153,900	536
Cree, Inc. *	30,800	861
Cypress Semiconductor Corp. *	54,600	1,289
Fairchild Semiconductor International, Inc. *	40,600	484
Integrated Device Technology, Inc. *	70,930	633
International Rectifier Corp. *	24,800	533
Intersil Corp., Class A	46,600	1,196
Lam Research Corp. *	45,200	1,728
Semtech Corp. *	23,700	340
Silicon Laboratories, Inc. *	19,800	625
TriQuint Semiconductor, Inc. *	53,600	271

		8,496

Software - 3.3%
ACI Worldwide, Inc. *	13,700	273
Activision, Inc. *	103,644	2,830
Acxiom Corp.	25,975	308
Advent Software, Inc. *	6,700	286
Broadridge Financial Solutions, Inc.	48,900	861
Cerner Corp. *	23,800	887
CSG Systems International, Inc. *	14,300	163
Dun & Bradstreet Corp.	19,987	1,626
Fair Isaac Corp.	17,400	374
Global Payments, Inc.	27,100	1,121
Metavante Technologies, Inc. *	30,600	612
Parametric Technology Corp. *	41,800	668
SEI Investments Co.	43,100	1,064

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.9% continued
Software - 3.3% continued
Sybase, Inc. *	32,913	$866
Wind River Systems, Inc. *	24,000	186

		12,125

Telecommunications - 2.4%
3Com Corp. *	135,900	311
ADC Telecommunications, Inc. *	43,200	522
Adtran, Inc.	21,300	394
Cincinnati Bell, Inc. *	85,100	363
CommScope, Inc. *	22,987	801
Foundry Networks, Inc. *	52,800	611
Harris Corp.	47,900	2,325
NeuStar, Inc., Class A *	26,200	694
Plantronics, Inc.	15,600	301
Polycom, Inc. *	33,200	748
RF Micro Devices, Inc. *	108,800	289
Telephone & Data Systems, Inc.	37,400	1,469

		8,828

Textiles - 0.4%
Mohawk Industries, Inc. *	19,000	1,361

Transportation - 1.6%
Alexander & Baldwin, Inc.	13,900	599
Con-way, Inc.	15,491	767
Hunt (J.B.) Transport Services, Inc.	31,700	996
Kansas City Southern *	27,000	1,083
Overseas Shipholding Group	9,700	679
Tidewater, Inc.	20,400	1,124
Werner Enterprises, Inc.	18,100	336
YRC Worldwide, Inc. *	21,300	280

		5,864

Trucking & Leasing - 0.2%
GATX Corp.	17,959	702

Water - 0.3%
Aqua America, Inc.	48,366	908

Total Common Stocks

(Cost $373,256)		362,761

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   54    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 1.9%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$6,280	$6,280
U.S. Treasury Bill, (2)
3.02%, 6/26/08	655	650

Total Short-Term Investments

(Cost $6,930)		6,930

Total Investments - 100.8%

(Cost $380,186)		369,691
Liabilities less Other Assets - (0.8)%		(2,836)

NET ASSETS - 100.0%		$366,855

(1)	Security has been deemed worthless by the NTGI Valuation Committee.

(2)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Mid Cap Index Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

S&P Midcap
400 E-Mini	53	$4,142	Long	6/08	$28

At March 31, 2008, the industry sectors (unaudited) for the Mid Cap Index Fund were:

% OF LONG TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	12.5%
Consumer Staples	3.5
Energy	10.1
Financials	16.0
Health Care	12.4
Industrials	16.0
Information Technology	13.5
Materials	7.5
Telecommunication Services	0.5
Utilities	8.0

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   55   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8%
Advertising - 0.2%
Gaiam, Inc., Class A *	4,400	$76
Greenfield Online, Inc. *	6,600	78
inVentiv Health, Inc. *	8,000	230
Marchex, Inc., Class B	7,100	71
ValueVision Media, Inc., Class A *	9,500	53

		508

Aerospace/Defense - 1.2%
AAR Corp. *	9,400	256
Aerovironment, Inc. *	1,079	22
Argon ST, Inc. *	3,240	55
Curtiss-Wright Corp.	11,600	481
Esterline Technologies Corp. *	7,500	378
GenCorp, Inc. *	14,500	149
Heico Corp.	6,500	317
Innovative Solutions & Support, Inc. *	3,300	35
Kaman Corp.	6,100	173
Moog, Inc., Class A *	9,562	404
MTC Technologies, Inc. *	2,400	57
Orbital Sciences Corp. *	15,000	361
Teledyne Technologies, Inc. *	9,000	423
TransDigm Group, Inc. *	2,682	99
Triumph Group, Inc.	4,300	245

		3,455

Agriculture - 0.4%
Alico, Inc.	1,100	49
Alliance One International, Inc. *	24,800	150
Andersons (The), Inc.	3,900	174
Cadiz, Inc. *	1,900	29
Maui Land & Pineapple Co., Inc. *	1,100	35
Tejon Ranch Co. *	2,800	104
Universal Corp. of Virginia	7,000	459
Vector Group Ltd.	9,467	166

		1,166

Airlines - 0.4%
Airtran Holdings, Inc. *	23,700	156
Alaska Air Group, Inc. *	10,400	204
Allegiant Travel Co. *	1,328	35
ExpressJet Holdings, Inc. *	13,600	36
JetBlue Airways Corp. *	45,200	262
Pinnacle Airlines Corp. *	4,900	43
Republic Airways Holdings, Inc. *	8,800	191
Skywest, Inc.	15,700	332

		1,259

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Apparel - 1.1%
Carter’s, Inc. *	14,800	$239
Cherokee, Inc.	2,600	88
Deckers Outdoor Corp. *	3,200	345
G-III Apparel Group Ltd. *	3,400	46
Gymboree Corp. *	7,400	295
Heelys, Inc. *	2,300	10
Iconix Brand Group, Inc. *	12,800	222
K-Swiss, Inc., Class A	6,700	106
Maidenform Brands, Inc. *	5,300	86
Oxford Industries, Inc.	4,100	92
Perry Ellis International, Inc. *	3,700	81
Quiksilver, Inc. *	31,400	308
Skechers U.S.A., Inc., Class A *	4,700	95
Steven Madden Ltd. *	5,800	99
Timberland (The) Co., Class A *	12,200	168
True Religion Apparel, Inc. *	3,500	65
Volcom, Inc. *	3,794	77
Warnaco Group (The), Inc. *	11,700	461
Weyco Group, Inc.	1,900	56
Wolverine World Wide, Inc.	13,800	400

		3,339

Auto Manufacturers - 0.0%
Force Protection, Inc. *	19,200	39
Wabash National Corp.	7,900	71

		110

Auto Parts & Equipment - 1.0%
Accuride Corp. *	6,200	51
Aftermarket Technology Corp. *	5,500	107
American Axle & Manufacturing Holdings, Inc.	11,600	238
Amerigon, Inc. *	5,500	81
ArvinMeritor, Inc.	18,500	231
Commercial Vehicle Group, Inc. *	5,800	57
Cooper Tire & Rubber Co.	15,600	233
Exide Technologies *	18,100	237
Hayes Lemmerz International, Inc. *	22,800	64
Lear Corp. *	19,400	503
Miller Industries, Inc. of Tennessee *	2,600	25
Modine Manufacturing Co.	8,400	122
Noble International Ltd.	3,150	20
Spartan Motors, Inc.	8,500	72
Standard Motor Products, Inc.	3,200	20

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Auto Parts & Equipment - 1.0% continued
Superior Industries International, Inc.	5,900	$122
Tenneco, Inc. *	11,700	327
Titan International, Inc.	5,800	177
Visteon Corp. *	33,700	127

		2,814

Banks - 6.0%
1st Source Corp.	3,608	76
Amcore Financial, Inc.	5,982	122
AmericanWest Bancorp	3,620	32
Ameris Bancorp	3,520	57
Bancfirst Corp.	1,928	88
Banco Latinoamericano de Exportaciones S.A., Class E	6,100	94
Bancorp, Inc. of Delaware *	2,985	36
Bank Mutual Corp.	14,306	154
Bank of the Ozarks, Inc.	3,300	79
Banner Corp.	3,400	78
Boston Private Financial Holdings, Inc.	9,600	102
Capital City Bank Group, Inc.	3,208	93
Capital Corp. of the West	2,640	21
Capitol Bancorp Ltd.	3,700	78
Cascade Bancorp	5,856	56
Cass Information Systems, Inc.	1,815	57
Cathay General Bancorp	12,900	267
Centennial Bank Holdings, Inc. *	14,300	90
Center Financial Corp.	2,500	23
Central Pacific Financial Corp.	7,780	147
Chemical Financial Corp.	6,404	153
Citizens Republic Bancorp, Inc.	19,523	243
City Bank Lynwood of Washington	3,600	80
City Holding Co.	4,400	176
CoBiz Financial, Inc.	4,050	53
Columbia Banking System, Inc.	4,366	98
Community Bancorp of Nevada *	1,800	24
Community Bank System, Inc.	7,800	192
Community Trust Bancorp, Inc.	3,835	112
Corus Bankshares, Inc.	10,300	100
CVB Financial Corp.	17,154	179
Enterprise Financial Services Corp.	2,400	60
First Bancorp of North Carolina	3,400	68
First BanCorp of Puerto Rico	22,200	226
First Busey Corp.	7,916	167
First Charter Corp.	9,100	243
First Commonwealth Financial Corp.	19,028	220

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Banks - 6.0% continued
First Community Bancorp, Inc. of California	6,502	$175
First Community Bancshares, Inc. of Virginia	2,559	93
First Financial Bancorp	8,424	113
First Financial Bankshares, Inc.	6,061	248
First Financial Corp. of Indiana	3,306	102
First Merchants Corp.	4,627	132
First Midwest Bancorp, Inc. of Illinois	12,800	355
First Regional Bancorp of California *	2,200	36
First South Bancorp, Inc. of North Carolina	2,300	52
First State Bancorporation of New Mexico	4,800	64
FirstMerit Corp.	22,000	454
FNB Corp. of Pennsylvania	15,529	242
Fremont General Corp. *	17,900	9
Frontier Financial Corp.	10,150	179
Glacier Bancorp, Inc.	13,344	256
Great Southern Bancorp, Inc.	2,800	44
Green Bankshares, Inc.	2,300	41
Hancock Holding Co.	6,724	283
Hanmi Financial Corp.	10,500	78
Harleysville National Corp.	7,970	115
Heartland Financial USA, Inc.	3,200	68
Heritage Commerce Corp.	3,200	59
Home Bancshares, Inc.	3,100	65
Horizon Financial Corp.	3,500	48
IBERIABANK Corp.	3,011	133
Imperial Capital Bancorp, Inc.	1,500	32
Independent Bank Corp. of Massachusetts	3,600	106
Independent Bank Corp. of Michigan	5,710	59
Integra Bank Corp.	4,743	77
International Bancshares Corp.	12,960	293
Irwin Financial Corp.	4,900	26
Lakeland Bancorp, Inc.	5,641	73
Lakeland Financial Corp.	3,400	77
Macatawa Bank Corp.	4,334	45
MainSource Financial Group, Inc.	4,370	68
MB Financial, Inc.	8,672	267
Midwest Banc Holdings, Inc.	4,800	61
Nara Bancorp, Inc.	5,800	75
National Penn Bancshares, Inc.	19,600	356
NBT Bancorp, Inc.	8,404	187
Northfield Bancorp, Inc. *	3,746	38
Old National Bancorp of Indiana	16,795	302
Old Second Bancorp, Inc.	3,138	83
Omega Financial Corp.	3,378	105

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   57   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Banks - 6.0% continued
Oriental Financial Group, Inc.	6,047	$119
Pacific Capital Bancorp	11,833	254
Park National Corp.	3,125	221
Peoples Bancorp, Inc. of Ohio	2,860	69
Pinnacle Financial Partners, Inc. *	5,000	128
Preferred Bank of California	1,800	30
PrivateBancorp, Inc.	4,900	154
Prosperity Bancshares, Inc.	9,200	264
Provident Bankshares Corp.	8,356	90
Renasant Corp.	4,400	99
Republic Bancorp, Inc. of Kentucky, Class A	2,197	41
Royal Bancshares of Pennsylvania, Inc., Class A	1,274	18
S & T Bancorp, Inc.	6,400	206
Sandy Spring Bancorp, Inc.	4,100	113
Santander BanCorp	1,379	14
SCBT Financial Corp.	2,506	85
Seacoast Banking Corp. of Florida	5,020	55
Security Bank Corp. of Georgia	4,200	33
Sierra Bancorp	1,600	35
Signature Bank of New York *	8,100	207
Simmons First National Corp., Class A	3,600	107
South Financial Group (The), Inc.	18,700	278
Southside Bancshares, Inc.	3,077	74
Southwest Bancorp, Inc. of Oklahoma	3,600	63
Sterling Bancorp of New York	5,129	80
Sterling Bancshares, Inc. of Texas	18,787	187
Sterling Financial Corp. of Pennsylvania *	6,957	121
Sterling Financial Corp. of Washington	12,982	203
Suffolk Bancorp	2,900	92
Sun Bancorp, Inc. of New Jersey *	4,117	54
Superior Bancorp *	8,000	40
Susquehanna Bancshares, Inc.	21,552	439
SVB Financial Group *	8,700	380
SY Bancorp, Inc.	3,485	81
Taylor Capital Group, Inc.	1,600	26
Texas Capital Bancshares, Inc. *	5,900	100
Tompkins Financial Corp.	1,653	81
Trico Bancshares	3,800	66
Trustco Bank Corp. of New York	21,894	195
Trustmark Corp.	12,400	276
UCBH Holdings, Inc.	25,300	196
UMB Financial Corp.	7,812	322
Umpqua Holdings Corp.	15,531	241
Union Bankshares Corp. of Virginia	3,700	72

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Banks - 6.0% continued
United Bankshares, Inc.	9,300	$248
United Community Banks, Inc. of Georgia	10,800	183
United Security Bancshares of California	2,000	34
Univest Corp. of Pennsylvania	3,250	85
Virginia Commerce Bancorp *	4,712	54
W. Holding Co., Inc.	29,900	36
Washington Trust Bancorp, Inc.	3,300	82
WesBanco, Inc.	6,000	148
West Coast Bancorp of Oregon	4,807	70
Westamerica Bancorporation	8,200	431
Western Alliance Bancorp *	3,600	46
Wilshire Bancorp, Inc.	4,200	32
Wintrust Financial Corp.	6,100	213

		17,589

Beverages - 0.2%
Boston Beer Co., Inc., Class A *	2,400	114
Coca-Cola Bottling Co. Consolidated	1,327	82
Farmer Bros. Co.	2,000	46
Green Mountain Coffee Roasters, Inc. *	4,400	139
Jones Soda Co. *	6,500	23
National Beverage Corp.	2,760	21
Peet’s Coffee & Tea, Inc. *	3,900	92

		517

Biotechnology - 2.6%
Acorda Therapeutics, Inc. *	6,700	120
Affymax, Inc. *	659	9
Affymetrix, Inc. *	17,300	301
Alexion Pharmaceuticals, Inc. *	9,200	546
AMAG Pharmaceuticals, Inc. *	4,350	176
American Oriental Bioengineering, Inc. *	13,600	110
Applera Corp. - Celera Group *	20,300	298
Arena Pharmaceuticals, Inc. *	19,500	133
Ariad Pharmaceuticals, Inc. *	20,200	68
Arqule, Inc. *	11,800	51
Bio-Rad Laboratories, Inc., Class A *	4,700	418
BioMimetic Therapeutics, Inc. *	3,400	27
Cambrex Corp.	7,300	51
Cell Genesys, Inc. *	22,900	54
CryoLife, Inc. *	7,000	66
Cytokinetics, Inc. *	7,400	25
Encysive Pharmaceuticals, Inc. *	20,200	48
Enzo Biochem, Inc. *	7,507	68
Enzon Pharmaceuticals, Inc. *	11,400	105
Exelixis, Inc. *	26,500	184

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Biotechnology - 2.6% continued
Genomic Health, Inc. *	4,200	$79
GenVec, Inc. *	20,600	36
Geron Corp. *	18,100	88
GTX, Inc. *	3,400	55
Halozyme Therapeutics, Inc. *	18,100	115
Human Genome Sciences, Inc. *	35,933	212
Illumina, Inc. *	13,836	1,050
Immunomedics, Inc. *	14,700	41
Incyte Corp. *	22,400	235
Integra LifeSciences Holdings Corp. *	4,700	204
InterMune, Inc. *	7,600	111
Keryx Biopharmaceuticals, Inc. *	12,600	8
Kosan Biosciences, Inc. *	9,000	14
Lifecell Corp. *	8,600	362
Martek Biosciences Corp. *	8,100	248
Maxygen, Inc. *	8,100	52
Medivation, Inc. *	6,100	87
Momenta Pharmaceuticals, Inc. *	6,200	68
Myriad Genetics, Inc. *	10,827	436
Nektar Therapeutics *	23,200	161
Novacea, Inc. *	2,600	7
Omrix Biopharmaceuticals, Inc. *	4,000	56
Orexigen Therapeutics, Inc. *	1,248	13
Protalix BioTherapeutics, Inc. *	499	1
Regeneron Pharmaceuticals, Inc. *	16,100	309
RTI Biologics, Inc. *	6,600	62
Savient Pharmaceuticals, Inc. *	13,652	273
Seattle Genetics, Inc. of Washington *	13,600	124
SuperGen, Inc. *	15,800	40
Telik, Inc. *	14,400	35
Tercica, Inc. *	6,300	36
Xoma Ltd. *	38,800	101

		7,577

Building Materials - 0.6%
AAON, Inc.	3,500	70
Apogee Enterprises, Inc.	7,600	117
Builders FirstSource, Inc. *	4,200	30
Comfort Systems USA, Inc.	10,300	134
Drew Industries, Inc. *	4,800	117
Gibraltar Industries, Inc.	6,650	78
Interline Brands, Inc. *	7,030	130
LSI Industries, Inc.	4,812	64
NCI Building Systems, Inc. *	5,200	126
PGT, Inc. *	2,900	8

	NUMBER	VALUE
	OF SHARES	(000S)
COMMONSTOCKS - 98.8% continued
Building Materials - 0.6% continued
Simpson Manufacturing Co., Inc.	9,300	$253
Texas Industries, Inc.	6,900	415
Trex Co., Inc. *	3,300	26
U.S. Concrete, Inc. *	9,200	35
Universal Forest Products, Inc.	4,400	142

		1,745

Chemicals - 2.7%
American Vanguard Corp.	4,600	77
Arch Chemicals, Inc.	6,100	227
Balchem Corp.	4,450	102
CF Industries Holdings, Inc.	14,300	1,482
Ferro Corp.	10,950	163
Fuller (H.B.) Co.	15,300	312
Georgia Gulf Corp.	9,100	63
Grace (W.R.) & Co. *	17,700	404
Hercules, Inc.	29,500	540
Innophos Holdings, Inc.	4,300	69
Innospec, Inc.	6,200	131
Kronos Worldwide, Inc.	778	19
Landec Corp. *	5,500	46
Metabolix, Inc. *	3,700	40
Minerals Technologies, Inc.	4,900	308
NewMarket Corp.	3,600	272
NL Industries, Inc.	2,300	25
Olin Corp.	18,600	368
OM Group, Inc. *	7,500	409
PolyOne Corp. *	24,100	153
Rockwood Holdings, Inc. *	8,897	292
Schulman (A.), Inc.	6,600	135
Sensient Technologies Corp.	11,900	351
ShengdaTech, Inc. *	8,100	69
Spartech Corp.	7,800	66
Stepan Co.	1,700	65
Symyx Technologies, Inc. *	9,100	68
Terra Industries, Inc. *	23,500	835
Tronox, Inc., Class B	10,500	41
UAP Holding Corp.	13,000	498
Zep, Inc.	5,550	90
Zoltek Cos., Inc. *	6,300	167

		7,887

Coal - 0.3%
Alpha Natural Resources, Inc. *	16,570	720
International Coal Group, Inc. *	31,200	198

		918

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   59   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMONSTOCKS - 98.8% continued
Commercial Services - 6.5%
Aaron Rents, Inc.	11,850	$255
ABM Industries, Inc.	11,248	252
Administaff, Inc.	5,900	139
Advance America Cash Advance Centers, Inc.	17,310	131
Advisory Board (The) Co. *	4,600	253
Albany Molecular Research, Inc. *	6,300	76
American Public Education, Inc. *	1,400	43
AMN Healthcare Services, Inc. *	8,900	137
Arbitron, Inc.	7,200	311
Arrow head Research Corp. *	10,300	29
Bankrate, Inc. *	3,000	150
Barrett Business Services	1,900	33
BearingPoint, Inc. *	50,300	85
Bowne & Co., Inc.	7,200	110
Bright Horizons Family Solutions, Inc. *	6,900	297
Capella Education Co. *	2,657	145
Cardtronics, Inc. *	3,800	26
CBIZ, Inc. *	12,300	100
CDI Corp.	3,300	83
Cenveo, Inc. *	13,570	142
Chemed Corp.	6,000	253
Clayton Holdings, Inc. *	2,600	12
Coinstar, Inc. *	7,000	197
Consolidated Graphics, Inc. *	2,400	135
Corinthian Colleges, Inc. *	21,900	158
Cornell Cos., Inc. *	2,800	63
Corvel Corp. *	2,425	74
CoStar Group, Inc. *	4,800	206
CPI Corp.	1,300	22
CRA International, Inc. *	2,900	93
Cross Country Healthcare, Inc. *	8,300	103
Deluxe Corp.	13,100	252
DeVry, Inc.	15,700	657
Diamond Management & Technology Consultants, Inc.	8,300	54
Dollar Financial Corp. *	4,600	106
Dollar Thrifty Automotive Group *	5,400	74
DynCorp International,Inc., Class A *	6,400	107
Electro Rent Corp.	5,374	81
Emergency Medical Services Corp., Class A *	2,400	59
Euronet Worldwide, Inc. *	11,600	223
ExlService Holdings, Inc. *	5,156	118
Exponent, Inc. *	3,700	121
First Advantage Corp., Class A *	2,000	42

	NUMBER	VALUE
	OF SHARES	(000S)
COMMONSTOCKS - 98.8% continued
Commercial Services - 6.5% continued
Forrester Research, Inc. *	3,900	$104
FTI Consulting, Inc. *	12,025	854
Gartner, Inc. *	17,400	337
Geo Group (The), Inc. *	12,800	364
Gevity HR, Inc.	6,200	54
Global Cash Access Holdings, Inc. *	10,200	60
Great Lakes Dredge & Dock Corp.	3,500	18
H&E Equipment Services, Inc. *	4,000	50
Healthcare Services Group	10,738	222
Healthspring, Inc. *	12,000	169
Heartland Payment Systems, Inc.	4,000	92
Heidrick & Struggles International, Inc.	4,800	156
HMS Holdings Corp. *	5,300	151
Hudson Highland Group, Inc. *	6,400	54
Huron Consulting Group, Inc. *	4,700	195
ICT Group, Inc. *	1,800	18
Information Services Group, Inc. *	6,000	31
Integrated Electrical Services, Inc. *	3,500	55
Interactive Data Corp.	9,100	259
INVESTools, Inc. *	14,500	159
Jackson Hewitt Tax Service, Inc.	7,600	87
K12, Inc. *	1,589	31
Kelly Services, Inc., Class A	5,529	114
Kendle International, Inc. *	3,300	148
Kenexa Corp. *	6,500	120
Kforce, Inc. *	8,000	71
Korn/Ferry International *	12,000	203
Landauer, Inc.	2,500	126
LECG Corp. *	6,700	63
Live Nation, Inc. *	18,100	220
MAXIMUS, Inc.	4,672	171
McGrath Rentcorp	5,964	144
Midas, Inc. *	3,800	65
Monro Muffler, Inc.	4,450	75
Morningstar, Inc. *	3,200	196
MPS Group, Inc. *	25,900	306
Multi-Color Corp.	1,350	30
Navigant Consulting, Inc. *	12,300	233
Net 1 UEPS Technologies, Inc. *	11,100	250
Odyssey Marine Exploration, Inc. *	10,400	56
On Assignment, Inc. *	7,900	50
Parexel International Corp. *	14,000	365
PeopleSupport, Inc. *	6,200	57
PharmaNet Development Group, Inc. *	4,750	120

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMONSTOCKS - 98.8% continued
Commercial Services - 6.5% continued
PHH Corp. *	13,500	$235
Pre-Paid Legal Services, Inc. *	2,400	102
Premier Exhibitions, Inc. *	8,200	50
Providence Service (The) Corp. *	3,330	100
Rent-A-Center, Inc. *	17,800	327
Resources Connection, Inc.	12,700	227
Riskmetrics Group, Inc. *	5,435	105
Rollins, Inc.	11,900	211
RSC Holdings, Inc. *	5,200	57
SAIC, Inc. *	42,200	784
Senomyx, Inc. *	8,640	51
Sotheby’s	16,700	483
Source Interlink Cos., Inc. *	11,300	21
Spherion Corp. *	14,630	90
Standard Parking Corp. *	2,800	59
Steiner Leisure Ltd. *	4,200	139
Stewart Enterprises, Inc., Class A	24,700	159
Strayer Education, Inc.	3,900	595
SuccessFactors, Inc. *	1,749	17
Team, Inc. *	4,100	112
TeleTech Holdings, Inc. *	10,600	238
TNS, Inc. *	6,600	136
TrueBlue, Inc. *	11,400	153
Universal Technical Institute, Inc. *	6,300	74
Valassis Communications, Inc. *	13,027	141
Viad Corp.	5,300	191
VistaPrint Ltd. *	10,900	381
Volt Information Sciences, Inc. *	3,775	64
Watson Wyatt Worldwide, Inc., Class A	10,800	613
Wright Express Corp. *	10,090	310

		18,935

Computers - 2.1%
3D Systems Corp. *	4,100	60
3PAR, Inc. *	1,328	9
Agilysys, Inc.	6,387	74
Ansoft Corp. *	4,500	137
CACI International, Inc., Class A *	7,800	355
CIBER, Inc. *	15,000	73
Compellent Technologies, Inc. *	378	5
COMSYS IT Partners, Inc. *	4,500	38
Comtech Group, Inc. *	5,800	63
Cray,Inc. *	8,200	49
Data Domain, Inc. *	2,600	62
Echelon Corp. *	7,800	105

	NUMBER	VALUE
	OF SHARES	(000S)
COMMONSTOCKS - 98.8% continued
Computers - 2.1% continued
Electronics for Imaging, Inc. *	14,400	$215
Henry (Jack) & Associates, Inc.	21,100	521
Hutchinson Technology, Inc. *	7,315	116
iGate Corp. *	6,000	43
IHS, Inc., Class A *	8,522	548
Imation Corp.	9,100	207
Immersion Corp. *	7,600	54
Integral Systems, Inc. of Maryland	3,234	95
InterVoice, Inc. *	10,600	84
Isilon Systems, Inc. *	1,404	7
Limelight Networks, Inc. *	4,910	16
LivePerson, Inc. *	7,700	24
Magma Design Automation, Inc. *	10,500	100
Manhattan Associates, Inc. *	6,600	151
Mentor Graphics Corp. *	24,100	213
Mercury Computer Systems, Inc. *	5,900	33
Micros Systems, Inc. *	20,400	687
MTS Systems Corp.	4,600	148
Ness Technologies, Inc. *	7,500	71
Netezza Corp. *	1,729	16
Palm, Inc.	26,506	133
Perot Systems Corp., Class A *	22,600	340
Quantum Corp. *	49,600	106
Rackable Systems, Inc. *	8,400	77
Radiant Systems, Inc. *	6,600	92
Radisys Corp. *	5,800	59
Rimage Corp. *	2,100	46
SI International, Inc. *	3,300	63
Silicon Graphics, Inc. *	1,200	14
Silicon Storage Technology, Inc. *	24,900	65
Smart Modular Technologies WWH, Inc. *	13,300	83
SRA International, Inc., Class A *	10,500	255
STEC, Inc. *	8,400	52
Stratasys, Inc. *	5,500	98
Super Micro Computer, Inc. *	669	6
SYKES Enterprises, Inc. *	8,000	141
Synaptics, Inc. *	6,500	155
Syntel, Inc.	3,000	80
Virtusa Corp. *	1,100	11

		6,255

Cosmetics/Personal Care - 0.2%
Chattem, Inc. *	4,600	305
Elizabeth Arden, Inc. *	6,300	126
Inter Parfums, Inc.	1,400	31

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   61   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Cosmetics/Personal Care - 0.2% continued
Revlon, Inc., Class A *	55,000	$54

		516

Distribution/Wholesale - 1.0%
Beacon Roofing Supply, Inc. *	11,700	117
BlueLinx Holdings, Inc.	3,700	19
BMP Sunstone Corp. *	7,000	54
Brightpoint, Inc. *	12,850	107
Building Material Holding Corp.	7,600	33
Central European Distribution Corp. *	8,950	521
Core-Mark Holding Co., Inc. *	2,400	69
Houston Wire & Cable Co.	4,100	66
LKQ Corp. *	29,500	663
MWI Veterinary Supply, Inc. *	1,800	63
NuCo2, Inc. *	4,500	125
Overland Beverage Distributing * (1)	20	-
Owens & Minor, Inc.	10,262	404
Scansource, Inc. *	6,500	235
United Stationers, Inc. *	6,792	324
Watsco, Inc.	5,950	246

		3,046

Diversified Financial Services - 1.7%
Advanta Corp., Class B	10,850	76
Asset Acceptance Capital Corp.	4,300	41
Asta Funding, Inc.	2,800	39
Calamos Asset Management, Inc., Class A	5,500	90
Centerline Holding Co.	13,100	53
Cityscape Financial Corp. *(1)	3,800	-
Cohen & Steers, Inc.	5,000	132
CompuCredit Corp. *	5,600	50
Cowen Group, Inc. *	4,500	32
Credit Acceptance Corp. *	1,252	19
Duff & Phelps Corp. *, Class A	2,500	45
Encore Capital Group, Inc. *	3,100	21
eSpeed, Inc., Class A *	4,900	57
Evercore Partners, Inc., Class A	2,100	37
FBR Capital Markets Corp. *	8,300	56
FCStone Group, Inc. *	2,600	72
Federal Agricultural Mortgage Corp., Class C	2,600	68
Financial Federal Corp.	7,000	153
Friedman Billings Ramsey Group, Inc., Class A	37,100	63
GAMCO Investors, Inc., Class A	1,400	71
GFI Group, Inc.	4,320	248
Greenhill & Co., Inc.	4,800	334
Interactive Brokers Group, Inc., Class A *	10,200	262

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Diversified Financial Services - 1.7% continued
KBW, Inc. *	7,368	$163
Knight Capital Group, Inc., Class A *	25,000	406
LaBranche & Co., Inc. *	13,400	58
Ladenburg Thalmann Financial Services, Inc. *	22,200	42
MarketAxess Holdings, Inc. *	9,200	91
National Financial Partners Corp.	9,499	213
Nelnet, Inc., Class A	3,900	46
NewStar Financial, Inc. *	3,757	19
Ocwen Financial Corp. *	9,400	42
optionsXpress Holdings, Inc.	11,730	243
Penson Worldwide, Inc. *	4,700	43
Piper Jaffray Cos. *	4,391	149
Portfolio Recovery Associates, Inc.	3,800	163
Pzena Investment Management, Inc., Class A	2,300	26
Sanders Morris Harris Group, Inc.	3,800	31
Stifel Financial Corp. *	4,133	186
SWS Group, Inc.	5,815	71
Thomas Weisel Partners Group, Inc. *	4,700	31
TradeStation Group, Inc. *	8,500	72
US Global Investors, Inc., Class A	3,700	50
W.P. Stewart & Co., Ltd.	3,900	8
Waddell & Reed Financial, Inc., Class A	21,500	691
World Acceptance Corp. *	4,900	156

		5,019

Electric - 1.9%
Allete, Inc.	6,600	255
Aquila, Inc. *	94,800	304
Avista Corp.	13,500	264
Black Hills Corp.	9,500	340
Central Vermont Public Service Corp.	2,100	50
CH Energy Group, Inc.	4,100	159
Cleco Corp.	15,100	335
El Paso Electric Co. *	11,600	248
Empire District Electric (The) Co.	8,200	166
EnerNOC, Inc. *	645	7
Idacorp, Inc.	11,100	356
ITC Holdings Corp.	12,600	656
MGE Energy, Inc.	6,125	209
NorthWestern Corp.	9,300	227
Ormat Technologies, Inc.	3,100	133
Otter Tail Corp.	7,700	273
Pike Electric Corp. *	4,300	60
PNM Resources, Inc.	19,400	242
Portland General Electric Co.	7,900	178

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Electric - 1.9% continued
UIL Holdings Corp.	6,533	$197
Unisource Energy Corp.	9,120	203
Westar Energy, Inc.	26,900	613

		5,475

Electrical Components & Equipment - 0.9%
Advanced Energy Industries,Inc. *	9,600	127
American Superconductor Corp. *	10,547	245
Belden, Inc.	11,412	403
Coleman Cable, Inc. *	2,100	23
Encore Wire Corp.	6,800	124
Energy Conversion Devices, Inc. *	10,200	305
EnerSys *	5,600	134
GrafTech International Ltd. *	26,400	428
Greatbatch, Inc. *	5,600	103
Insteel Industries, Inc.	4,800	56
Littelfuse, Inc. *	5,700	199
Medis Technologies Ltd. *	5,796	52
Powell Industries, Inc. *	2,000	79
Power-One, Inc. *	19,200	62
Superior Essex, Inc. *	5,150	145
Universal Display Corp. *	7,600	109
Vicor Corp.	5,400	64

		2,658

Electronics - 3.0%
American Science & Engineering, Inc.	2,400	131
Analogic Corp.	3,300	220
Applied Energetics, Inc. *	9,040	15
Badger Meter, Inc.	3,700	160
Bel Fuse, Inc., Class B	2,800	78
Benchmark Electronics, Inc. *	18,363	330
Brady Corp., Class A	12,838	429
Checkpoint Systems, Inc. *	10,200	274
Cogent, Inc. *	11,300	107
CTS Corp.	9,080	97
Cubic Corp.	3,900	111
Cymer, Inc. *	8,073	210
Daktronics, Inc.	8,300	149
Dionex Corp. *	5,200	400
Eagle Test Systems, Inc. *	2,200	23
Electro Scientific Industries, Inc. *	7,600	125
Excel Technology, Inc. *	3,400	92
FARO Technologies, Inc. *	4,300	134
FEI Co. *	9,400	205
Flir Systems, Inc. *	34,600	1,041

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Electronics - 3.0% continued
II-VI, Inc. *	6,500	$247
Itron, Inc. *	7,900	713
Kemet Corp. *	21,800	88
L-1 Identity Solutions, Inc. *	15,424	205
LoJack Corp. *	6,000	76
Measurement Specialties, Inc. *	3,900	68
Methode Electronics, Inc.	9,642	113
Multi-Fineline Electronix, Inc. *	2,300	43
Newport Corp. *	9,100	102
OSI Systems, Inc. *	4,600	106
OYO Geospace Corp. *	1,300	59
Park Electrochemical Corp.	5,200	134
Plexus Corp. *	11,700	328
Rofin-Sinar Technologies, Inc. *	8,200	368
Rogers Corp. *	4,500	150
Sonic Solutions, Inc. *	5,700	55
Stoneridge, Inc. *	2,600	35
Taser International, Inc. *	15,700	148
Technitrol, Inc.	10,300	238
TTM Technologies, Inc. *	10,700	121
Varian, Inc. *	7,700	446
Watts Water Technologies, Inc., Class A	7,600	213
Woodward Governor Co.	16,000	427
X-Rite, Inc. *	6,900	41
Zygo Corp. *	4,100	51

		8,906

Energy - Alternate Sources - 0.3%
Aventine Renewable Energy Holdings, Inc. *	7,917	41
Clean Energy Fuels Corp. *	2,500	33
Comverge, Inc. *	1,249	13
Evergreen Energy, Inc. *	19,500	30
Evergreen Solar, Inc. *	25,800	239
FuelCell Energy, Inc. *	16,700	111
Headwaters, Inc. *	10,200	135
MGP Ingredients, Inc.	2,600	18
Pacific Ethanol, Inc. *	9,000	40
US BioEnergy Corp. *	3,118	18
VeraSun Energy Corp. *	9,465	70
Verenium Corp. *	9,500	33

		781

Engineering & Construction - 0.6%
Aecom Technology Corp. *	11,046	287
Baker (Michael) Corp. *	1,800	40
Dycom Industries, Inc. *	10,300	124

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   63   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Engineering & Construction - 0.6% continued
EMCOR Group, Inc. *	16,100	$358
ENGlobal Corp. *	4,800	41
Granite Construction, Inc.	9,062	296
Insituform Technologies, Inc., Class A *	7,200	100
Layne Christensen Co. *	4,322	151
Perini Corp. *	6,900	250
Stanley, Inc. *	1,662	49

		1,696

Entertainment - 0.7%
Bally Technologies, Inc. *	13,500	464
Bluegreen Corp. *	5,800	39
Carmike Cinemas, Inc.	4,100	42
Churchill Downs, Inc.	2,400	113
Cinemark Holdings, Inc.	6,000	77
Dover Downs Gaming & Entertainment, Inc.	3,995	34
Great Wolf Resorts, Inc. *	7,360	47
Isle of Capri Casinos, Inc. *	4,300	31
Lakes Entertainment, Inc. *	4,600	20
Macrovision Corp. *	13,400	181
Magna Entertainment Corp., Class A *	11,000	4
National CineMedia, Inc.	10,900	245
Pinnacle Entertainment, Inc. *	15,100	193
Shuffle Master, Inc. *	10,250	55
Six Flags, Inc. *	18,300	30
Speedway Motorsports, Inc.	3,600	90
Steinway Musical Instruments *	2,000	57
Vail Resorts, Inc. *	7,900	381

		2,103

Environmental Control - 0.8%
American Ecology Corp.	4,300	109
Calgon Carbon Corp. *	10,200	154
Casella Waste Systems, Inc., Class A *	5,900	64
Clean Harbors, Inc. *	4,300	279
Darling International, Inc. *	20,300	263
EnergySolutions, Inc.	7,800	179
Fuel Tech, Inc. *	4,600	94
Mine Safety Appliances Co.	7,100	292
Rentech, Inc. *	46,600	41
Tetra Tech, Inc. *	14,691	287
Waste Connections, Inc. *	17,375	534
Waste Industries USA, Inc.	1,400	51
Waste Services, Inc. *	6,966	57

		2,404

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Food - 1.7%
Arden Group, Inc., Class A	400	$57
Cal-Maine Foods, Inc.	3,600	120
Chiquita Brands International, Inc. *	11,500	266
Flowers Foods, Inc.	19,437	481
Fresh Del Monte Produce, Inc. *	7,500	273
Great Atlantic & Pacific Tea Co. *	6,918	181
Hain Celestial Group, Inc. *	10,200	301
Imperial Sugar Co.	3,100	58
Ingles Markets, Inc., Class A	3,300	81
J & J Snack Foods Corp.	3,500	96
Lance, Inc.	7,800	153
M & F Worldwide Corp. *	2,900	108
Nash Finch Co.	3,500	119
Performance Food Group Co. *	8,900	291
Pilgrims Pride Corp.	10,200	206
Ralcorp Holdings, Inc. *	6,500	378
Ruddick Corp.	10,400	383
Sanderson Farms, Inc.	4,300	164
Seaboard Corp.	120	188
Spartan Stores, Inc.	5,600	117
Tootsie Roll Industries, Inc.	9,547	241
TreeHouse Foods, Inc. *	8,100	185
United Natural Foods, Inc. *	10,800	202
Village Super Market, Class A	800	41
Weis Markets, Inc.	2,600	90
Winn-Dixie Stores, Inc. *	8,600	155

		4,935

Forest Products & Paper - 0.6%
AbitibiBowater, Inc.	13,612	176
Boise, Inc. *	11,000	70
Buckeye Technologies, Inc. *	9,800	109
Deltic Timber Corp.	2,600	145
Glatfelter	11,700	177
Mercer International, Inc. *	7,400	52
Neenah Paper, Inc.	3,900	101
Potlatch Corp.	9,860	407
Rock-Tenn Co., Class A	8,640	259
Schweitzer-Mauduit International, Inc.	4,200	97
Wausau Paper Corp.	11,542	95
Xerium Technologies, Inc.	5,400	7

		1,695

Gas - 0.9%
EnergySouth, Inc.	1,850	97
Laclede Group (The), Inc.	5,700	203

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   64   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Gas - 0.9% continued
New Jersey Resources Corp.	10,575	$328
Nicor,Inc.	11,400	382
Northwest Natural Gas Co.	6,950	302
Piedmont Natural Gas Co., Inc.	19,600	515
South Jersey Industries, Inc.	7,426	261
Southwest Gas Corp.	10,800	302
WGL Holdings, Inc.	12,400	397

		2,787

Hand/Machine Tools - 0.3%
Baldor Electric Co.	11,553	323
Franklin Electric Co., Inc.	5,500	188
Hardinge, Inc.	2,900	40
Raser Technologies, Inc. *	8,900	76
Regal-Beloit Corp.	8,041	295

		922

Healthcare - Products - 3.6%
Abaxis, Inc. *	5,800	134
Abiomed, Inc. *	6,400	84
Accuray, Inc. *	5,136	40
Align Technology, Inc. *	16,000	178
American Medical Systems Holdings, Inc. *	18,200	258
Angiodynamics, Inc. *	5,500	64
Arthrocare Corp. *	7,100	237
Aspect Medical Systems, Inc. *	4,400	27
Bruker BioSciences Corp. *	16,964	261
Cantel Medical Corp. *	2,100	22
CardioNet, Inc. *	1,300	23
Cepheid, Inc. *	13,900	339
Conceptus, Inc. *	6,900	128
Conmed Corp. *	7,125	183
Cutera, Inc. *	3,200	43
Cyberonics, Inc. *	5,900	86
Cynosure, Inc., Class A *	2,600	55
Datascope Corp.	3,200	133
ev3, Inc. *	12,048	98
Haemonetics Corp. of Massachusetts *	6,700	399
Hansen Medical, Inc., *	2,937	41
Hologic, Inc. *	31,700	1,763
ICU Medical, Inc. *	3,300	95
Immucor, Inc. *	17,480	373
Insulet Corp. *	1,398	20
Invacare Corp.	7,412	165
Inverness Medical Innovations, Inc. *	19,383	583
Kensey Nash Corp. *	3,700	107

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Healthcare - Products - 3.6% continued
LCA-Vision, Inc.	5,550	$69
Luminex Corp. *	9,600	189
Masimo Corp. *	3,810	99
Medical Action Industries, Inc. *	3,900	64
Mentor Corp.	8,500	219
Meridian Bioscience, Inc.	10,125	338
Merit Medical Systems, Inc. *	6,867	109
Micrus Endovascular Corp. *	4,400	54
Minrad International, Inc. *	9,700	23
Natus Medical, Inc. *	5,800	105
Northstar Neuroscience, Inc. *	3,900	6
NuVasive, Inc. *	8,700	300
NxStage Medical, Inc. *	6,400	28
OraSure Technologies, Inc. *	12,600	92
Orthofix International N.V. *	4,100	163
Palomar Medical Technologies, Inc. *	4,700	71
PSS World Medical, Inc. *	16,950	282
Quidel Corp. *	7,400	119
Sirona Dental Systems, Inc. *	4,300	116
Sonic Innovations, Inc. *	5,400	26
SonoSite, Inc. *	4,300	122
Spectranetics Corp. *	9,500	79
Stereotaxis, Inc. *	6,400	38
STERIS Corp.	16,500	443
SurModics, Inc. *	4,100	172
Symmetry Medical, Inc. *	9,170	152
Thoratec Corp. *	13,785	197
TomoTherapy, Inc. *	3,800	55
Vital Images, Inc. *	4,300	64
Vital Signs, Inc.	2,400	122
Volcano Corp. *	6,600	83
West Pharmaceutical Services, Inc.	8,352	369
Wright Medical Group, Inc. *	8,900	215
Zoll Medical Corp. *	5,100	136

		10,658

Healthcare - Services - 1.7%
Air Methods Corp. *	2,700	131
Alliance Imaging, Inc. *	5,100	44
Amedisys, Inc. *	6,434	253
American Dental Partners, Inc. *	3,300	32
AMERIGROUP Corp. *	13,300	363
Amsurg Corp. *	7,900	187
Apria Healthcare Group, Inc. *	11,000	217
Assisted Living Concepts, Inc., Class A *	13,900	82

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   65   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Healthcare - Services - 1.7% continued
athenahealth, Inc. *	1,848	$44
Bio-Reference Labs, Inc. *	2,800	74
Capital Senior Living Corp. *	6,200	50
Centene Corp. *	11,000	153
Emeritus Corp. *	2,700	56
Genoptix, Inc. *	1,500	37
Gentiva Health Services, Inc. *	7,400	161
Healthsouth Corp. *	20,800	370
Healthways, Inc. *	8,900	314
Hythiam, Inc. *	7,200	9
Kindred Healthcare, Inc. *	7,400	162
LHC Group, Inc. *	4,600	77
Magellan Health Services, Inc. *	10,100	401
Matria Healthcare,Inc. *	6,000	134
Medcath Corp. *	2,600	47
Molina Healthcare, Inc. *	3,300	81
National Healthcare Corp.	1,700	83
Nighthawk Radiology Holdings, Inc. *	5,300	50
Odyssey HealthCare, Inc. *	8,575	77
Psychiatric Solutions, Inc. *	14,400	488
RehabCare Group, Inc. *	4,600	69
Res-Care, Inc. *	6,100	105
Skilled Healthcare Group, Inc., Class A *	6,900	76
Sun Healthcare Group, Inc. *	10,900	143
Sunrise Senior Living, Inc. *	11,300	252
Triple-S Management Corp. *, Class B	3,600	64
Virtual Radiologic Corp. *	900	14

		4,900

Holding Companies - Diversified - 0.6%
Alternative Asset Management Acquisition Corp. *	10,700	101
Compass Diversified Holdings	6,800	89
Energy Infrastructure Acquisition Corp. *	4,200	42
Heckmann Corp. *	13,976	104
Hicks Acquisition Co I, Inc. *	13,930	128
Marathon Acquisition Corp. *	8,000	62
NRDC Acquisition Corp. *	8,559	79
NTR Acquisition Co. *	4,300	41
Resource America, Inc., Class A	3,400	32
Triplecrown Acquisition Corp. *	12,441	113
Walter Industries, Inc.	13,200	827

		1,618

Home Builders - 0.4%
Amrep Corp.	400	21
Beazer Homes USA, Inc.	10,300	97

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Home Builders - 0.4% continued
Brookfield Homes Corp.	3,267	$55
Champion Enterprises, Inc. *	19,908	200
Fleetwood Enterprises, Inc. *	16,200	74
Hovnanian Enterprises, Inc., Class A *	9,700	103
M/I Homes, Inc.	3,200	54
Meritage Homes Corp. *	6,900	133
Monaco Coach Corp.	7,300	69
Palm Harbor Homes, Inc. *	2,812	15
Skyline Corp.	1,900	53
Standard-Pacific Corp.	17,100	83
WCI Communities, Inc. *	8,000	27
Winnebago Industries, Inc.	7,500	127

		1,111

Home Furnishings - 0.5%
American Woodmark Corp.	2,800	58
Audiovox Corp., Class A *	4,600	49
DTS, Inc. *	4,600	110
Ethan Allen Interiors, Inc.	6,700	190
Furniture Brands International, Inc.	12,800	150
Hooker Furniture Corp.	2,900	65
Kimball International, Inc., Class B	6,756	72
La-Z-Boy, Inc.	13,300	111
Sealy Corp.	10,200	77
Tempur-Pedic International, Inc.	19,000	209
TiVo, Inc. *	25,300	222
Universal Electronics, Inc. *	3,700	90

		1,403

Household Products/Wares - 0.8%
ACCO Brands Corp. *	13,600	185
American Greetings Corp.,Class A	14,000	260
Blyth, Inc.	6,200	122
Central Garden and Pet Co., Class A *	17,400	77
CSS Industries, Inc.	1,900	66
Ennis, Inc.	6,600	111
Fossil, Inc. *	11,500	351
Helen of Troy Ltd. *	7,200	121
Prestige Brands Holdings, Inc. *	9,110	74
Russ Berrie & Co.,Inc. *	3,200	45
Spectrum Brands, Inc. *	10,400	48
Standard Register (The) Co.	4,900	38
Tupperware Brands Corp.	15,800	611
WD-40 Co.	4,470	149

		2,258

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Housewares - 0.1%
Libbey, Inc.	4,600	$77
Lifetime Brands, Inc.	3,100	28
National Presto Industries, Inc.	1,300	68

		173

Insurance - 3.6%
Alfa Corp.	8,400	185
American Equity Investment Life Holding Co.	14,400	134
American Physicians Capital, Inc.	2,300	107
Amerisafe, Inc. *	4,700	59
Amtrust Financial Services, Inc.	6,600	107
Argo Group International Holdings Ltd. *	8,006	284
Aspen Insurance Holdings Ltd.	23,000	607
Assured Guaranty Ltd.	21,300	506
Baldwin & Lyons, Inc., Class B	2,250	58
Citizens, Inc. of Texas *	7,600	51
CNA Surety Corp. *	4,400	68
Commerce Group, Inc.	12,400	447
Crawford & Co., Class B *	6,400	34
Darwin Professional Underwriters, Inc. *	1,100	25
Delphi Financial Group, Inc., Class A	11,267	329
Donegal Group, Inc., Class A	3,577	62
eHealth, Inc. *	4,000	88
EMC Insurance Group, Inc.	1,600	43
Employers Holdings, Inc.	12,500	232
Enstar Group Ltd. *	1,800	200
FBL Financial Group, Inc., Class A	3,700	105
First Acceptance Corp. *	4,721	13
First Mercury Financial Corp. *	3,160	55
Flagstone Reinsurance Holdings Ltd.	1,700	21
FPIC Insurance Group,Inc. *	2,300	108
Greenlight Capital Re Ltd., Class A *	1,800	33
Harleysville Group, Inc.	3,700	134
Hilb, Rogal & Hobbs Co.	9,300	293
Horace Mann Educators Corp.	11,200	196
Independence Holding Co.	1,480	18
Infinity Property & Casualty Corp.	4,100	171
IPC Holdings Ltd.	15,800	442
Kansas City Life Insurance Co.	1,100	53
LandAmerica Financial Group, Inc.	3,900	154
Max Capital Group Ltd.	14,410	377
Meadowbrook Insurance Group, Inc.	6,900	54
Midland (The) Co.	2,900	188
Montpelier Re Holdings Ltd.	24,610	395
National Interstate Corp.	2,100	49

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Insurance - 3.6% continued
National Western Life Insurance Co., Class A	600	$130
Navigators Group, Inc. *	3,400	185
NYMAGIC, Inc.	1,600	36
Odyssey Re Holdings Corp.	7,300	268
Phoenix Companies (The), Inc.	28,900	353
Platinum Underwriters Holdings Ltd.	13,800	448
PMA Capital Corp., Class A *	8,200	70
Presidential Life Corp.	5,400	94
Primus Guaranty Ltd. *	10,100	36
ProAssurance Corp. *	8,546	460
RAM Holdings Ltd. *	3,300	7
RLI Corp.	5,426	269
Safety Insurance Group,Inc.	4,200	143
SeaBright Insurance Holdings, Inc. *	5,300	78
Security Capital Assurance Ltd.	5,700	3
Selective Insurance Group, Inc.	13,900	332
State Auto Financial Corp.	3,600	105
Stewart Information Services Corp.	4,400	123
Tower Group, Inc.	5,600	141
Triad Guaranty, Inc. *	3,600	18
United America Indemnity Ltd., Class A *	5,300	102
United Fire & Casualty Co.	5,700	213
Universal American Financial Corp. *	12,600	134
Validus Holdings Ltd.	4,900	115
Zenith National Insurance Corp.	9,400	337

		10,685

Internet - 3.4%
1-800-FLOWERS.COM, Inc., Class A *	7,700	66
Ariba, Inc. *	20,354	197
Art Technology Group, Inc. *	33,000	128
AsiaInfo Holdings, Inc. *	6,900	75
Avocent Corp. *	11,700	198
Blue Coat Systems, Inc. *	8,400	185
Blue Nile, Inc. *	3,500	190
Chordiant Software, Inc. *	8,420	51
CMGI, Inc. *	12,690	168
CNET Networks, Inc. *	38,300	272
Cogent Communications Group, Inc. *	12,600	231
comScore, Inc. *	1,592	32
Constant Contact, Inc. *	2,000	29
CyberSource Corp. *	16,173	236
DealerTrack Holdings, Inc. *	9,300	188
Dice Holdings, Inc. *	4,475	40
Digital River,Inc. *	10,500	325

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   67   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Internet - 3.4% continued
Earthlink, Inc. *	28,100	$212
Equinix, Inc. *	9,126	607
eResearch Technology,Inc. *	10,175	126
FTD Group, Inc.	3,680	49
Global Sources Ltd. *	3,960	59
GSI Commerce, Inc. *	5,200	68
Harris Interactive, Inc. *	14,900	41
i2 Technologies, Inc. *	3,900	44
Ibasis, Inc.	7,200	30
Imergent, Inc.	3,600	41
Infospace, Inc.	8,700	101
Internap Network Services Corp. *	12,590	62
Internet Capital Group, Inc. *	10,000	105
Interwoven,Inc. *	11,000	118
iPass, Inc. *	12,800	39
j2 Global Communications, Inc. *	12,800	286
Keynote Systems, Inc. *	2,900	34
Knot (The), Inc. *	7,100	83
Lionbridge Technologies *	16,400	55
Liquidity Services, Inc. *	3,700	30
LoopNet, Inc. *	6,800	86
Mercadolibre, Inc. *	4,200	167
Move,Inc. *	27,500	85
NetFlix, Inc. *	10,800	374
NIC, Inc.	10,500	75
On2 Technologies, Inc. *	32,200	33
Online Resources Corp. *	6,200	60
Openwave Systems, Inc.	20,933	51
Orbitz Worldwide, Inc. *	9,045	62
Overstock.com, Inc. *	4,800	57
Perficient, Inc. *	7,700	61
Priceline.com, Inc. *	9,766	1,180
RealNetworks, Inc. *	25,000	143
S1 Corp. *	16,400	117
Safeguard Scientifics, Inc. *	33,000	49
Sapient Corp. *	21,100	147
Secure Computing Corp. *	12,100	78
Shutterfly, Inc. *	3,869	58
Sohu.com, Inc. *	7,100	320
SonicWALL, Inc. *	16,800	137
Stamps.com, Inc. *	5,250	54
TechTarget, Inc. *	1,147	16
Terremark Worldwide, Inc. *	11,400	62
TheStreet.com, Inc.	5,100	41

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Internet - 3.4% continued
TIBCO Software, Inc. *	48,200	$344
Travelzoo, Inc. *	1,800	20
TriZetto Group, Inc. *	11,800	197
United Online, Inc.	16,900	178
ValueClick, Inc. *	26,100	450
Vasco Data Security International, Inc. *	6,800	93
Vignette Corp. *	6,900	91
Vocus, Inc. *	3,900	103
Websense, Inc. *	11,700	219

		10,009

Investment Companies - 0.5%
Apollo Investment Corp.	30,143	477
Ares Capital Corp.	18,000	226
BlackRock Kelso Capital Corp.	2,700	32
Capital Southwest Corp.	700	87
Gladstone Capital Corp.	3,200	60
Hercules Technology Growth Capital, Inc.	9,700	105
Kohlberg Capital Corp.	2,800	29
MCG Capital Corp.	16,200	147
MVC Capital, Inc.	6,100	93
NGP Capital Resources Co.	4,900	81
Patriot Capital Funding, Inc.	6,400	67
PennantPark Investment Corp.	4,100	35
Prospect Capital Corp.	5,100	78
TICC Capital Corp.	5,500	41

		1,558

Iron/Steel - 0.2%
Esmark, Inc. *	3,300	37
Olympic Steel, Inc.	2,600	117
Schnitzer Steel Industries, Inc., Class A	5,500	391
Universal Stainless & Alloy *	2,100	63

		608

Leisure Time - 0.5%
Ambassadors Group, Inc.	4,000	76
Ambassadors International, Inc.	2,200	16
Arctic Cat, Inc.	3,525	26
Callaway Golf Co.	16,747	246
Life Time Fitness, Inc. *	8,600	268
Marine Products Corp.	3,300	27
Multimedia Games, Inc. *	6,000	32
Nautilus, Inc.	8,337	27
Polaris Industries, Inc.	9,001	369
Town Sports International Holdings, Inc. *	3,500	22

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Leisure Time - 0.5% continued
WMS Industries, Inc. *	10,300	$371

		1,480

Lodging - 0.3%
Ameristar Casinos, Inc.	6,600	121
Gaylord Entertainment Co. *	10,300	312
Lodgian, Inc. *	5,570	62
Marcus Corp.	5,525	106
Monarch Casino & Resort, Inc. *	3,400	60
Morgans Hotel Group Co. *	5,700	85
MTR Gaming Group, Inc. *	5,200	36
Riviera Holdings Corp. *	3,000	62
Trump Entertainment Resorts, Inc. *	8,100	29

		873

Machinery - Construction & Mining - 0.4%
Astec Industries, Inc. *	5,100	198
Bucyrus International, Inc., Class A	9,500	965

		1,163

Machinery - Diversified - 1.6%
Albany International Corp., Class A	7,367	266
Altra Holdings, Inc. *	2,100	28
Applied Industrial Technologies, Inc.	11,153	333
Briggs & Stratton Corp.	12,800	229
Cascade Corp.	3,100	153
Chart Industries, Inc. *	3,500	119
Cognex Corp.	11,443	250
Columbus McKinnon Corp. of New York *	5,000	155
Flow International Corp. *	9,400	87
Gehl Co. *	2,940	50
Gerber Scientific, Inc. *	6,200	55
Gorman-Rupp (The) Co.	3,683	121
Hurco Cos.,Inc. *	1,400	66
Intermec, Inc. *	15,500	344
Intevac, Inc. *	6,100	79
iRobot Corp. *	3,900	67
Kadant, Inc. *	3,520	104
Lindsay Corp.	3,155	323
Middleby Corp. *	3,500	218
NACCO Industries, Inc., Class A	1,500	122
Nordson Corp.	9,100	490
Robbins & Myers, Inc.	7,200	235
Sauer-Danfoss, Inc.	2,900	64
Tecumseh Products Co., Class A *	4,100	126
Tennant Co.	4,300	171
TurboChef Technologies, Inc. *	5,000	33

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Machinery — Diversified - 1.6% continued
Twin Disc, Inc.	2,300	$36
Wabtec Corp.	12,274	462

		4,786

Media - 1.0%
Acacia Research - Acacia Technologies *	7,600	44
AH Belo Corp. *, Class A	4,280	49
Belo Corp., Class A	21,400	226
Charter Communications, Inc., Class A *	103,700	88
Citadel Broadcasting Corp.	48,100	80
CKX, Inc. *	11,200	107
Courier Corp.	2,825	70
Cox Radio, Inc., Class A *	8,600	102
Crown Media Holdings, Inc., Class A *	4,000	21
Cumulus Media, Inc., Class A *	7,176	46
DG FastChannel, Inc. *	4,000	77
Dolan Media Co. *	3,000	60
Emmis Communications Corp., Class A *	8,871	31
Entercom Communications Corp., Class A	8,600	85
Entravision Communications Corp., Class A *	17,500	117
Fisher Communications, Inc. *	2,100	65
GateHouse Media, Inc.	5,850	34
Gemstar-TV Guide International, Inc. *	63,300	298
Gray Television, Inc.	11,000	63
Journal Communications, Inc., Class A	11,000	81
Lee Enterprises, Inc.	11,900	119
Lin TV Corp., Class A *	7,100	68
Lodgenet Entertainment Corp. *	6,000	37
Martha Stewart Living Omnimedia, Inc., Class A *	8,000	59
Media General, Inc., Class A	5,800	81
Mediacom Communications Corp., Class A *	15,200	66
Nexstar Broadcasting Group, Inc.,Class A *	1,600	9
Playboy Enterprises, Inc., Class B *	5,800	48
Primedia, Inc.	12,950	95
Radio One, Inc., Class D *	19,800	30
Salem Communications Corp., Class A	2,900	12
Scholastic Corp. *	7,800	236
Sinclair Broadcast Group, Inc., Class A	13,000	116
Spanish Broadcasting System, Inc., Class A *	12,600	22
Sun-Times Media Group, Inc., Class A *	18,071	13
Value Line, Inc.	400	18
Westwood One, Inc. *	19,300	41
World Wrestling Entertainment, Inc., Class A	5,800	108

		2,922

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   69   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Metal Fabrication/Hardware - 1.2%
Ampco-Pittsburgh Corp.	1,900	$82
Castle (A.M.) & Co.	3,300	89
CIRCOR International, Inc.	4,200	194
Dynamic Materials Corp.	3,100	134
Foster (L.B.) Co., Class A *	2,800	121
Haynes International, Inc. *	3,100	170
Kaydon Corp.	7,113	312
Ladish Co., Inc. *	4,100	148
Lawson Products, Inc.	1,040	29
Mueller Industries, Inc.	9,600	277
Mueller Water Products, Inc., Class A	29,000	237
Northwest Pipe Co. *	2,300	98
Quanex Corp.	9,400	486
RBC Bearings, Inc. *	5,400	201
Sun Hydraulics, Inc.	2,950	86
Valmont Industries, Inc.	4,700	413
Worthington Industries, Inc.	17,500	295

		3,372

Mining - 1.2%
AMCOL International Corp.	6,314	197
Apex Silver Mines Ltd. *	15,900	193
Brush Engineered Materials, Inc. *	5,300	136
Century Aluminum Co. *	7,500	497
Coeur D’alene Mines Corp. *	116,800	472
Compass Minerals International, Inc.	8,600	507
General Moly, Inc. *	13,600	109
Hecla Mining Co. *	31,000	346
Kaiser Aluminum Corp.	4,100	284
Royal Gold, Inc.	6,400	193
RTI International Metals, Inc. *	5,800	262
Stillwater Mining Co. *	10,550	163
U.S. Gold Corp. *	14,200	36
Uranium Resources, Inc. *	14,500	87
USEC, Inc. *	27,900	103

		3,585

Miscellaneous Manufacturing - 2.1%
Actuant Corp., Class A	13,810	417
Acuity Brands, Inc.	11,000	472
American Railcar Industries, Inc.	2,600	53
Ameron International Corp.	2,300	215
Aptargroup, Inc.	17,800	693
AZZ, Inc. *	3,100	110
Barnes Group, Inc.	11,664	268
Blount International, Inc. *	10,900	135

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Miscellaneous Manufacturing - 2.1% continued
Ceradyne, Inc. *	6,850	$219
Clarcor, Inc.	12,924	459
EnPro Industries, Inc. *	5,600	175
ESCO Technologies, Inc. *	6,700	266
Federal Signal Corp.	12,400	173
Freightcar America, Inc.	3,200	110
GenTek, Inc. *	2,800	84
Griffon Corp. *	7,763	67
Hexcel Corp. *	23,807	455
Koppers Holdings, Inc.	4,500	199
Lancaster Colony Corp.	5,800	232
LSB Industries, Inc. *	4,000	59
Matthews International Corp., Class A	8,100	391
Myers Industries, Inc.	7,306	96
Park-Ohio Holdings Corp. *	1,700	27
Polypore International, Inc. *	4,000	83
Raven Industriesr, Inc.	4,500	136
Reddy Ice Holdings, Inc.	5,000	65
Smith & Wesson Holding Corp. *	8,300	42
Smith (A.O.) Corp.	5,300	174
Standex International Corp.	3,500	78
Sturm Ruger & Co.,Inc. *	5,900	49
Tredegar Corp.	7,950	145
Trimas Corp. *	2,900	15

		6,162

Office Furnishings - 0.2%
Herman Miller,Inc.	15,100	371
Interface, Inc., Class A	14,200	200
Knoll, Inc.	12,560	145

		716

Office/Business Equipment - 0.1%
IKON Office Solutions, Inc.	20,400	155

Oil & Gas - 4.4%
Alon USA Energy, Inc.	3,500	53
APCO Argentina, Inc.	1,600	42
Approach Resources, Inc. *	1,226	19
Arena Resources, Inc. *	7,400	287
Atlas America, Inc.	6,260	378
ATP Oil & Gas Corp. *	6,907	226
Atwood Oceanics, Inc. *	7,000	642
Berry Petroleum Co., Class A	10,000	465
Bill Barrett Corp. *	7,870	372
Bois d’Arc Energy, Inc. *	4,600	99
BPZ Energy, Inc. *	15,800	343

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Oil & Gas - 4.4% continued
Brigham Exploration Co. *	11,500	$70
Bronco Drilling Co., Inc. *	6,700	108
Callon Petroleum Co. *	5,500	100
Carrizo Oil & Gas, Inc. *	6,854	406
Clayton Williams Energy, Inc. *	1,500	79
Comstock Resources, Inc. *	11,200	451
Concho Resources, Inc. *	6,100	156
Contango Oil & Gas Co. *	3,300	213
Crosstex Energy, Inc.	9,989	339
CVR Energy, Inc. *	5,003	115
Delek US Holdings, Inc.	3,100	39
Delta Petroleum Corp. *	17,300	390
Edge Petroleum Corp. *	7,200	29
Encore Acquisition Co. *	13,400	540
Energy Partners Ltd. *	7,367	70
EXCO Resources, Inc. *	15,600	289
FX Energy, Inc. *	10,700	46
GeoGlobal Resources, Inc. *	8,600	24
GeoMet, Inc. *	2,988	20
GMX Resources, Inc. *	3,400	119
Goodrich Petroleum Corp. *	4,400	132
Grey Wolf, Inc. *	46,800	317
Gulfport Energy Corp. *	6,800	72
Harvest Natural Resources, Inc. *	8,800	106
Mariner Energy, Inc. *	22,861	618
McMoRan Exploration Co. *	10,000	173
Meridian Resource Corp. *	23,512	35
Oilsands Quest, Inc. *	33,900	134
Parallel Petroleum Corp. *	11,400	223
Parker Drilling Co. *	28,200	182
Penn Virginia Corp.	10,100	445
Petrohawk Energy Corp. *	49,400	996
Petroleum Development Corp. *	4,002	277
Petroquest Energy, Inc. *	10,800	187
Pioneer Drilling Co. *	11,400	182
Rex Energy Corp. *	1,700	28
Rosetta Resources, Inc. *	13,170	259
Stone Energy Corp. *	7,076	370
Sulphco, Inc. *	10,300	43
Swift Energy Co. *	7,690	346
Toreador Resources Corp. *	3,800	30
TXCO Resources, Inc. *	9,200	114
Vaalco Energy, Inc. *	15,800	79
Venoco, Inc. *	3,563	41

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Oil & Gas - 4.4% continued
Warren Resources, Inc. *	14,730	$175
Whiting Petroleum Corp. *	10,600	685

		12,778

Oil & Gas Services - 2.1%
Allis-Chalmers Energy, Inc. *	6,500	90
Basic Energy Services, Inc. *	10,600	234
Cal Dive International, Inc. *	12,233	127
CARBO Ceramics, Inc.	5,200	208
Complete Production Services, Inc. *	11,100	255
Dawson Geophysical Co. *	2,200	148
Dril-Quip, Inc. *	6,800	316
Exterran Holdings, Inc. *	15,589	1,006
Flotek Industries, Inc. *	4,700	69
Geokinetics, Inc. *	2,200	40
Gulf Island Fabrication, Inc.	2,700	78
Hercules Offshore, Inc. *	21,000	527
Hornbeck Offshore Services, Inc. *	5,900	269
ION Geophysical Corp. *	21,000	290
Lufkin Industries, Inc.	3,800	242
Matrix Service Co. *	6,900	118
NATCO Group, Inc., Class A *	4,400	206
Newpark Resources, Inc. *	23,280	119
Oil States International, Inc. *	12,400	556
RPC, Inc.	8,141	124
Superior Offshore International, Inc. *	2,300	8
Superior Well Services, Inc. *	3,300	72
T-3 Energy Services, Inc. *	1,600	68
Trico Marine Services, Inc. *	3,100	121
Union Drilling, Inc. *	4,300	75
W-H Energy Services, Inc. *	7,700	530
Willbros Group, Inc. *	9,400	288

		6,184

Packaging & Containers - 0.4%
AEP Industries, Inc. *	1,800	55
Chesapeake Corp.	5,300	25
Graphic Packaging Holding Co. *	17,400	51
Greif, Inc., Class A	8,400	571
Silgan Holdings, Inc.	6,900	342

		1,044

Pharmaceuticals - 3.3%
Acadia Pharmaceuticals, Inc. *	8,800	80
Akorn, Inc. *	15,000	71
Alexza Pharmaceuticals, Inc. *	4,100	28
Alkermes, Inc. *	25,400	302

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    71   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Pharmaceuticals - 3.3% continued
Allos Therapeutics, Inc. *	8,300	$50
Alnylam Pharmaceuticals, Inc. *	9,000	220
Alpharma, Inc., Class A *	11,750	308
Altus Pharmaceuticals, Inc. *	4,400	20
Amicus Therapeutics, Inc. *	2,400	26
Animal Health International, Inc. *	1,987	22
Array Biopharma, Inc. *	11,400	80
Auxilium Pharmaceuticals, Inc. *	8,400	225
Bentley Pharmaceuticals, Inc. *	5,500	89
Biodel, Inc. *	739	8
BioForm Medical, Inc. *	680	3
BioMarin Pharmaceutical, Inc. *	25,000	884
Bionovo, Inc. *	9,400	12
Cadence Pharmaceuticals, Inc. *	3,163	19
Caraco Pharmaceutical Laboratories Ltd. *	2,000	36
Cubist Pharmaceuticals, Inc. *	14,700	271
CV Therapeutics, Inc. *	16,900	120
Cypress Bioscience, Inc. *	9,200	66
CytRx Corp. *	25,300	29
Dendreon Corp. *	21,100	102
Discovery Laboratories, Inc. *	24,900	58
Durect Corp. *	16,700	88
HealthExtras, Inc. *	7,700	191
I-Flow Corp. *	6,400	90
Idenix Pharmaceuticals, Inc. *	6,800	34
Indevus Pharmaceuticals, Inc. *	17,800	85
Isis Pharmaceuticals, Inc. *	22,000	310
Javelin Pharmaceuticals, Inc. *	9,600	27
KV Pharmaceutical Co., Class A *	8,900	222
Ligand Pharmaceuticals, Inc., Class B *	21,500	86
Mannatech, Inc.	4,700	33
MannKind Corp. *	12,400	74
MAP Pharmaceuticals, Inc. *	941	13
Medarex, Inc. *	31,800	281
Medicines Co. *	13,100	265
Medicis Pharmaceutical Corp., Class A	15,000	295
Nabi Biopharmaceuticals *	16,500	66
Nastech Pharmaceutical Co., Inc. *	7,500	18
Neurocrine Biosciences, Inc. *	9,800	53
Neurogen Corp. *	6,400	12
Noven Pharmaceuticals, Inc. *	6,300	57
Obagi Medical Products, Inc. *	1,100	10
Onyx Pharmaceuticals, Inc. *	14,200	412
OSI Pharmaceuticals, Inc. *	14,600	546

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Pharmaceuticals - 3.3% continued
Osiris Therapeutics, Inc. *	2,600	$33
Pain Therapeutics, Inc. *	9,700	82
Par Pharmaceutical Cos., Inc. *	8,500	148
Penwest Pharmaceuticals Co. *	6,900	18
Perrigo Co.	20,100	758
PetMed Express, Inc. *	5,400	60
PharMerica Corp. *	7,154	119
Pozen, Inc. *	6,400	66
Progenics Pharmaceuticals, Inc. *	7,182	47
Rigel Pharmaceuticals, Inc. *	9,300	173
Salix Pharmaceuticals Ltd. *	13,500	85
Santarus, Inc. *	15,200	39
Sciele Pharma, Inc. *	8,900	174
Sirtris Pharmaceuticals, Inc. *	1,042	14
Somaxon Pharmaceuticals, Inc. *	3,300	16
Synta Pharmaceuticals Corp. *	1,700	14
Synutra International, Inc. *	800	25
United Therapeutics Corp. *	5,646	489
USANA Health Sciences, Inc. *	2,200	48
Valeant Pharmaceuticals International *	24,500	314
Vanda Pharmaceuticals, Inc. *	8,000	31
Viropharma, Inc. *	17,600	157
Vivus, Inc. *	16,700	101
Xenoport, Inc. *	5,400	218
Zymogenetics, Inc. *	9,800	96

		9,722

Real Estate - 0.2%
Avatar Holdings, Inc. *	1,400	61
Consolidated-Tomoka Land Co. of Florida	1,600	90
FX Real Estate and Entertainment, Inc. *	2,240	13
Grubb & Ellis Co.	8,800	60
HFF, Inc., Class A *	3,800	19
Hilltop Holdings, Inc. *	12,674	132
Meruelo Maddux Properties, Inc. *	12,300	31
Stratus Properties, Inc. *	900	27
Tarragon Corp. *	3,962	8
Thomas Properties Group, Inc.	5,000	44

		485

Real Estate Investment Trusts - 6.1%
Acadia Realty Trust	9,285	224
Agree Realty Corp.	2,100	58
Alesco Financial, Inc.	17,000	49
Alexander’s, Inc. *	600	213
Alexandria Real Estate Equities, Inc.	8,130	754

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Real Estate Investment Trusts - 6.1% continued
American Campus Communities, Inc.	7,700	$211
American Financial Realty Trust	32,900	261
Anthracite Capital, Inc.	15,600	103
Anworth Mortgage Asset Corp.	18,200	112
Arbor Realty Trust, Inc.	4,400	66
Ashford Hospitality Trust, Inc.	26,781	152
Associated Estates Realty Corp.	2,600	30
BioMed Realty Trust, Inc.	16,500	394
BRT Realty Trust	900	13
Capital Lease Funding, Inc.	9,100	71
Capital Trust, Inc. of New York, Class A	3,400	92
CBRE Realty Finance, Inc.	6,000	24
Cedar Shopping Centers, Inc.	9,800	114
Chimera Investment Corp.	7,894	97
Corporate Office Properties Trust	10,017	337
Cousins Properties, Inc.	11,300	279
Crystal River Capital, Inc.	5,600	50
DCT Industrial Trust, Inc.	42,600	424
Deerfield Capital Corp.	14,786	21
DiamondRock Hospitality Co.	24,000	304
Digital Realty Trust, Inc.	14,300	508
DuPont Fabros Technology, Inc.	8,330	137
EastGroup Properties, Inc.	6,000	279
Education Realty Trust, Inc.	8,760	110
Entertainment Properties Trust	7,200	355
Equity Lifestyle Properties, Inc.	5,700	281
Equity One, Inc.	9,400	225
Extra Space Storage, Inc.	15,700	254
FelCor Lodging Trust, Inc.	16,200	195
First Industrial Realty Trust, Inc.	11,500	355
First Potomac Realty Trust	6,300	97
Franklin Street Properties Corp.	15,042	215
Getty Realty Corp.	5,500	88
Glimcher Realty Trust	10,200	122
GMH Communities Trust	10,800	94
Gramercy Capital Corp. of New York	5,500	115
Healthcare Realty Trust, Inc.	12,400	324
Hersha Hospitality Trust	8,400	76
Highwoods Properties, Inc.	14,400	447
Home Properties, Inc.	8,400	403
IMPAC Mortgage Holdings, Inc. *	20,900	27
Inland Real Estate Corp.	15,100	230
Investors Real Estate Trust	12,700	124
JER Investors Trust, Inc.	6,500	55

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Real Estate Investment Trusts - 6.1% continued
Kite Realty Group Trust	7,200	$101
LaSalle Hotel Properties	10,100	290
Lexington Realty Trust	17,140	247
LTC Properties, Inc.	6,000	154
Luminent Mortgage Capital, Inc.	11,300	7
Maguire Properties, Inc.	10,300	147
Medical Properties Trust, Inc.	16,600	188
MFA Mortgage Investments, Inc.	39,000	246
Mid-America Apartment Communities, Inc.	6,400	319
Mission West Properties	3,400	32
National Health Investors, Inc.	6,700	209
National Retail Properties, Inc.	18,100	399
Nationw ide Health Properties, Inc.	24,463	826
Newcastle Investment Corp.	11,000	91
NorthStar Realty Finance Corp.	15,500	127
OMEGA Healthcare Investors, Inc.	16,700	290
Parkway Properties, Inc. of Maryland	3,900	144
Pennsylvania Real Estate Investment Trust	8,301	202
Post Properties, Inc.	11,000	425
PS Business Parks, Inc.	4,100	213
RAIT Financial Trust	16,000	111
Ramco-Gershenson Properties	4,600	97
Realty Income Corp.	25,500	653
Redwood Trust, Inc.	6,400	233
Resource Capital Corp.	5,800	44
Saul Centers, Inc.	3,200	161
Senior Housing Properties Trust	24,400	578
Sovran Self Storage, Inc.	4,900	209
Strategic Hotels & Resorts, Inc.	18,862	248
Sun Communities, Inc.	5,400	111
Sunstone Hotel Investors, Inc.	15,700	251
Tanger Factory Outlet Centers, Inc.	7,900	304
U-Store-It Trust	11,700	133
Universal Health Realty Income Trust	3,700	123
Urstadt Biddle Properties, Inc., Class A	5,800	91
Washington Real Estate Investment Trust	11,400	381
Winthrop Realty Trust	10,500	43

		17,997

Retail - 4.9%
99 Cents Only Stores *	12,200	121
AC Moore Arts & Crafts, Inc. *	4,400	30
Aeropostale, Inc. *	16,900	458
AFC Enterprises *	7,500	67
Asbury Automotive Group, Inc.	6,800	94

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   73   EQUITY INDE X FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Retail - 4.9% continued
Bebe Stores, Inc.	6,500	$70
Benihana, Inc., Class A *	2,400	27
Big 5 Sporting Goods Corp.	6,800	60
BJ’s Restaurants, Inc. *	3,800	55
Blockbuster, Inc., Class A *	52,100	170
Bob Evans Farms, Inc.	8,600	237
Bon-Ton Stores (The), Inc.	3,300	18
Books-A-Million, Inc.	4,700	41
Borders Group, Inc.	15,200	89
Brown Shoe Co., Inc.	11,400	172
Buckle (The), Inc.	3,600	161
Buffalo Wild Wings, Inc. *	4,000	98
Build-A-Bear Workshop, Inc. *	4,100	37
Cabela’s, Inc. *	9,400	133
Cache, Inc. *	3,400	38
California Pizza Kitchen, Inc. *	8,400	110
Carrols Restaurant Group, Inc. *	1,600	14
Casey’s General Stores, Inc.	13,800	312
Cash America International, Inc.	7,700	280
Casual Male Retail Group, Inc. *	9,300	39
Cato (The) Corp., Class A	7,700	115
CBRL Group, Inc.	6,800	243
CEC Entertainment, Inc. *	6,592	190
Charlotte Russe Holding, Inc. *	7,100	123
Charming Shoppes, Inc. *	30,300	146
Children’s Place Retail Stores (The), Inc. *	6,200	152
Chipotle Mexican Grill, Inc, Class B *	8,300	806
Christopher & Banks Corp.	9,425	94
Citi Trends, Inc. *	3,500	65
CKE Restaurants, Inc.	14,500	163
Collective Brands, Inc. *	16,500	200
Columbia Sportswear Co.	3,600	159
Conn’s, Inc. *	3,200	52
CSK Auto Corp. *	12,300	115
Denny’s Corp. *	26,300	78
Domino’s Pizza, Inc.	10,400	140
Dress Barn, Inc. *	12,400	160
DSW, Inc., Class A *	4,300	56
Eddie Bauer Holdings, Inc. *	6,900	27
Ezcorp, Inc., Class A *	9,800	121
FGX International Holdings Ltd. *	2,200	26
Finish Line (The), Inc., Class A	13,300	63
First Cash Financial Services, Inc. *	6,700	69
Fred’s, Inc.	10,525	108

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Retail - 4.9% continued
Gander Mountain Co. *	2,300	$14
Genesco, Inc. *	5,900	136
Group 1 Automotive, Inc.	5,700	134
Haverty Furniture Cos., Inc.	5,100	54
hhgregg, Inc. *	1,345	15
Hibbett Sports, Inc. *	8,243	127
HOT Topic, Inc. *	11,625	50
IHOP Corp.	4,400	211
Insight Enterprises, Inc. *	12,550	220
J Crew Group, Inc. *	9,800	433
Jack in the Box, Inc. *	15,800	425
Jamba, Inc. *	13,500	36
Jo-Ann Stores, Inc. *	7,010	103
Jos. A. Bank Clothiers, Inc. *	4,733	97
Kenneth Cole Productions, Inc., Class A	2,542	43
Krispy Kreme Doughnuts, Inc. *	16,700	51
Landry’s Restaurants, Inc.	3,284	54
Lithia Motors, Inc., Class A	4,300	44
Longs Drug Stores Corp.	8,300	352
Lululemon Athletica, Inc. *	3,200	91
MarineMax, Inc. *	5,000	62
McCormick & Schmick’s Seafood Restaurants, Inc. *	3,300	38
Men’s Wearhouse, Inc.	13,700	319
Morton’s Restaurant Group, Inc. *	2,700	21
Movado Group, Inc.	4,500	88
New York, Co. & Inc. *	5,900	34
NexCen Brands, Inc. *	11,500	39
Nu Skin Enterprises, Inc., Class A	12,700	229
O’Charleys, Inc.	5,800	67
P.F. Chang’s China Bistro, Inc. *	6,700	191
Pacific Sunwear of California, Inc. *	18,200	230
Pantry (The), Inc. *	5,900	124
Papa John’s International, Inc. *	5,550	134
PC Connection, Inc. *	1,000	8
Pep Boys - Manny, Moe & Jack	10,100	101
Pier 1 Imports, Inc. *	22,900	144
Pricesmart, Inc.	2,800	78
Red Robin Gourmet Burgers, Inc. *	4,600	173
Regis Corp.	11,200	308
Retail Ventures, Inc. *	6,200	30
Ruby Tuesday, Inc.	15,000	113
Rush Enterprises, Inc., Class A *	8,750	139
Ruth’s Chris Steak House *	4,900	34
Sally Beauty Holdings, Inc. *	24,400	168

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   74   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Retail - 4.9% continued
School Specialty, Inc. *	5,450	$172
Select Comfort Corp. *	12,450	45
Shoe Carnival, Inc. *	2,300	31
Sonic Automotive, Inc., Class A	8,100	166
Sonic Corp. *	15,400	339
Stage Stores, Inc.	11,475	186
Steak n Shake (The) Co. *	7,704	61
Stein Mart, Inc.	7,000	39
Systemax, Inc.	2,200	27
Talbots, Inc.	6,200	67
Texas Roadhouse, Inc., Class A *	13,600	133
Triarc Cos., Inc., Class B	15,903	110
Tuesday Morning Corp. *	7,800	40
Tween Brands, Inc. *	6,400	158
Ulta Salon Cosmetics & Fragrance, Inc. *	2,200	31
Under Armour, Inc., Class A *	6,400	234
West Marine, Inc. *	4,100	29
Wet Seal (The), Inc., Class A *	21,900	74
World Fuel Services Corp.	7,200	202
Zale Corp. *	11,600	229
Zumiez, Inc. *	4,300	68

		14,405

Savings & Loans - 1.1%
Abington Bancorp, Inc.	2,400	25
Anchor BanCorp Wisconsin, Inc.	4,900	93
BankAtlantic Bancorp, Inc., Class A	11,600	45
BankFinancial Corp.	5,800	92
BankUnited Financial Corp., Class A	10,100	51
Beneficial Mutual Bancorp, Inc. *	9,700	96
Berkshire Hills Bancorp, Inc.	2,400	60
Brookline Bancorp, Inc.	15,903	183
Clifton Savings Bancorp, Inc.	3,400	34
Dime Community Bancshares	6,325	111
Downey Financial Corp.	5,500	101
First Financial Holdings, Inc.	3,000	70
First Niagara Financial Group, Inc.	26,119	355
First Place Financial Corp. of Ohio	4,800	62
FirstFed Financial Corp. *	3,550	96
Flagstar Bancorp, Inc.	11,200	81
Flushing Financial Corp.	5,425	95
Franklin Bank Corp. of Houston *	7,400	22
Investors Bancorp, Inc. *	13,200	203
Kearny Financial Corp.	5,900	65
NASB Financial, Inc.	1,000	26

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Savings & Loans - 1.1% continued
NewAlliance Bancshares, Inc.	28,700	$352
Northwest Bancorp, Inc.	4,700	128
Oritani Financial Corp. *	1,700	26
PFF Bancorp, Inc.	6,190	52
Provident Financial Services, Inc.	15,629	221
Provident New York Bancorp	10,961	148
Rockville Financial, Inc.	2,200	30
Roma Financial Corp.	2,600	39
TierOne Corp.	4,700	53
United Community Financial Corp. of Ohio	7,400	46
View Point Financial Group	3,300	54
Wauwatosa Holdings, Inc. *	2,900	35
Westfield Financial, Inc.	2,637	26
WSFS Financial Corp.	1,600	79

		3,255

Semiconductors - 2.8%
Actel Corp. *	7,100	109
Advanced Analogic Technologies, Inc. *	9,700	55
Amkor Technology, Inc. *	27,900	299
Anadigics, Inc. *	15,200	100
Applied Micro Circuits Corp. *	18,375	132
Asyst Technologies, Inc. *	13,800	48
ATMI, Inc. *	8,700	242
AuthenTec, Inc. *	1,237	12
Axcelis Technologies, Inc. *	25,700	144
Brooks Automation, Inc. *	18,244	177
Cabot Microelectronics Corp. *	6,000	193
Cavium Networks, Inc. *	1,196	20
Cirrus Logic, Inc. *	22,900	154
Cohu, Inc.	6,200	101
Conexant Systems, Inc. *	129,900	75
Credence Systems Corp. *	27,480	47
Diodes, Inc. *	7,537	166
DSP Group, Inc. *	7,400	94
Emulex Corp. *	21,600	351
Entegris, Inc. *	30,077	216
Entropic Communications, Inc. *	2,300	9
Exar Corp. *	10,400	86
Formfactor, Inc. *	12,300	235
Hittite Microw ave Corp. *	4,200	157
IPG Photonics Corp. *	3,362	53
IXYS Corp. *	6,600	45
Kulicke & Soffa Industries, Inc. *	16,000	76
Lattice Semiconductor Corp. *	29,800	85

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    75   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Semiconductors - 2.8% continued
LTX Corp. *	16,700	$52
Mattson Technology, Inc. *	13,300	81
Micrel, Inc.	14,400	133
Microsemi Corp. *	19,300	440
Microtune, Inc. *	14,500	53
MIPS Technologies, Inc. *	11,900	47
MKS Instruments, Inc. *	12,800	274
Monolithic Power Systems, Inc. *	6,000	106
Netlogic Microsystems, Inc. *	4,400	106
Omnivision Technologies, Inc. *	13,900	234
ON Semiconductor Corp. *	79,225	450
Pericom Semiconductor Corp. *	6,600	97
Photronics, Inc. *	10,800	103
PLX Technology, Inc. *	6,800	45
PMC - Sierra, Inc. *	54,100	308
Rubicon Technology, Inc. *	1,300	38
Rudolph Technologies, Inc. *	6,632	65
Semitool, Inc. *	6,100	51
Semtech Corp. *	15,900	228
Sigma Designs, Inc. *	7,400	168
Silicon Image, Inc. *	22,800	114
Sirf Technology Holdings, Inc. *	15,200	77
Skyworks Solutions, Inc. *	40,400	294
Spansion, Inc., Class A *	22,000	61
Standard Microsystems Corp. *	5,800	169
Supertex, Inc. *	3,500	71
Syntax-Brillian Corp. *	16,900	17
Techwell, Inc. *	4,700	51
Tessera Technologies, Inc. *	12,700	264
TriQuint Semiconductor, Inc. *	35,254	178
Ultra Clean Holdings *	4,900	48
Ultratech, Inc. *	6,500	62
Veeco Instruments, Inc. *	8,200	136
Volterra Semiconductor Corp. *	5,400	61
Zoran Corp. *	12,865	176

		8,339

Software - 3.7%
ACI Worldwide, Inc. *	9,800	195
Actuate Corp. *	15,500	64
Advent Software, Inc. *	4,400	188
Allscripts Healthcare Solutions, Inc. *	14,100	145
American Reprographics Co. *	7,140	106
Ansys, Inc. *	20,300	701
ArcSight, Inc. *	144	1

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Software - 3.7% continued
Avid Technology, Inc. *	10,600	$258
Blackbaud, Inc.	11,916	289
Blackboard, Inc. *	7,800	260
BladeLogic, Inc. *	1,500	42
Borland Software Corp. *	18,400	37
Bottomline Technologies, Inc. *	5,600	71
CommVault Systems, Inc. *	10,047	125
Computer Programs & Systems, Inc.	2,600	54
Concur Technologies, Inc. *	11,000	342
CSG Systems International, Inc. *	9,800	111
Digi International, Inc. *	6,800	78
DivX, Inc. *	5,300	37
Double-Take Software, Inc. *	2,100	25
Eclipsys Corp. *	11,800	231
Epicor Software Corp. *	15,000	168
EPIQ Systems, Inc. *	7,125	111
FalconStor Software, Inc. *	9,600	73
Glu Mobile, Inc. *	1,900	9
Informatica Corp. *	22,100	377
infoUSA, Inc.	8,350	51
Innerworkings, Inc. *	5,394	76
Interactive Intelligence, Inc. *	3,900	46
JDA Software Group, Inc. *	6,800	124
Lawson Software, Inc. *	31,200	235
Mantech International Corp., Class A *	4,900	222
MedAssets, Inc. *	3,746	55
MicroStrategy, Inc., Class A *	2,500	185
Midway Games, Inc. *	9,789	26
Monotype Imaging Holdings, Inc. *	2,900	44
MSC.Software Corp. *	10,000	130
NetSuite, Inc. *	1,800	39
Nuance Communications, Inc. *	39,310	684
Omnicell, Inc. *	9,400	189
Omniture, Inc. *	11,240	261
OpenTV Corp., Class A *	18,700	22
Packeteer, Inc. *	9,300	47
Parametric Technology Corp. *	30,420	486
PDF Solutions, Inc. *	5,800	32
Pegasystems, Inc.	3,400	33
Phase Forward, Inc. *	10,700	183
Progress Software Corp. *	10,400	311
PROS Holdings, Inc. *	1,300	16
QAD, Inc.	3,900	33
Quality Systems, Inc.	4,500	134

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   76   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Software - 3.7% continued
Quest Software, Inc. *	17,200	$225
Renaissance Learning, Inc.	2,300	32
RightNow Technologies, Inc. *	4,600	55
Schawk, Inc.	3,800	61
Seachange International, Inc. *	5,800	41
Smith Micro Software, Inc. *	7,500	46
Solera Holdings, Inc. *	5,900	144
SourceForge, Inc. *	18,500	37
SPSS, Inc. *	5,200	202
Sybase, Inc. *	23,100	608
Synchronoss Technologies, Inc. *	5,300	106
SYNNEX Corp. *	3,400	72
Take-Two Interactive Software, Inc. *	18,500	472
Taleo Corp., Class A *	4,400	85
THQ, Inc. *	17,925	391
Trident Microsystems, Inc. *	16,500	85
Tyler Technologies, Inc. *	10,100	141
Ultimate Software Group, Inc. *	6,600	198
Wind River Systems, Inc. *	19,400	150

		10,913

Storage/Warehousing - 0.1%
Mobile Mini, Inc. *	9,100	173

Telecommunications - 3.3%
3Com Corp. *	98,400	225
Acme Packet, Inc. *	7,100	57
Adaptec, Inc. *	31,300	92
Adtran, Inc.	14,900	276
Airvana, Inc. *	669	3
Alaska Communications Systems Group, Inc.	11,500	141
Anaren, Inc. *	4,000	51
Anixter International, Inc. *	7,800	499
Arris Group, Inc. *	33,866	197
Aruba Networks, Inc. *	2,400	12
Atheros Communications, Inc. *	14,000	292
Atlantic Tele-Network, Inc.	2,000	68
Avanex Corp. *	49,200	35
BigBand Networks, Inc. *	4,583	26
Black Box Corp.	4,500	139
Cbeyond, Inc. *	5,300	100
Centennial Communications Corp. *	8,100	48
Cincinnati Bell, Inc. *	64,000	273
Comtech Telecommunications Corp. *	5,825	227
Consolidated Communications Holdings, Inc.	5,743	87
CPI International, Inc. *	1,900	19

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Telecommunications - 3.3% continued
Ditech Networks, Inc. *	6,700	$ 20
EMS Technologies, Inc. *	3,900	106
Extreme Networks *	30,000	93
Fairpoint Communications, Inc.	8,310	75
FiberTower Corp. *	27,700	49
Finisar Corp. *	68,700	88
Foundry Networks, Inc. *	37,500	434
General Communication, Inc., Class A *	13,800	85
GeoEye, Inc. *	4,500	117
Global Crossing Ltd. *	9,200	139
Globalstar, Inc. *	5,154	38
Harmonic, Inc. *	23,000	175
Harris Stratex Networks, Inc., Class A *	6,600	66
Hughes Communications, Inc. *	1,300	66
Hypercom Corp. *	14,700	64
ICO Global Communications Holdings Ltd. *	23,800	73
IDT Corp., Class B *	12,300	48
Infinera Corp. *	4,266	51
InterDigital, Inc. *	11,900	236
Iowa Telecommunications Services, Inc.	8,200	145
iPCS, Inc.	4,600	107
Ixia *	11,700	91
Knology, Inc. *	5,900	76
Loral Space & Communications, Inc. *	3,100	74
Mastec, Inc. *	11,000	90
MRV Communications, Inc. *	34,334	47
Netgear, Inc. *	8,900	178
Network Equipment Technologies, Inc. *	6,300	41
Neutral Tandem, Inc. *	1,200	22
Nextwave Wireless, Inc. *	5,400	27
Novatel Wireless, Inc. *	8,100	78
NTELOS Holdings Corp.	6,800	165
Oplink Communications, Inc. *	5,928	53
Opnext, Inc. *	5,232	28
Optium Corp. *	2,190	15
Orbcomm, Inc. *	6,100	30
PAETEC Holding Corp. *	18,887	126
Plantronics, Inc.	12,200	236
Polycom, Inc. *	23,800	536
Powerwave Technologies, Inc. *	31,800	81
Premiere Global Services, Inc. *	15,600	224
RCN Corp. *	8,000	89
RF Micro Devices, Inc. *	66,903	178
Rural Cellular Corp., Class A *	3,500	155

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    77   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Telecommunications - 3.3% continued
SAVVIS, Inc. *	7,200	$117
Shenandoah Telecom Co.	6,429	95
ShoreTel, Inc. *	1,363	7
Sonus Networks, Inc. *	67,400	232
Starent Networks Corp. *	3,976	54
SureWest Communications	4,000	62
Switch & Data Facilities Co., Inc. *	3,878	40
Sycamore Networks, Inc. *	46,600	171
Symmetricom, Inc. *	12,600	44
Syniverse Holdings, Inc. *	6,480	108
Tekelec *	15,600	194
Time Warner Telecom, Inc., Class A *	37,300	578
USA Mobility, Inc. *	6,076	43
UTStarcom, Inc. *	27,600	78
Viasat, Inc. *	6,100	132
Virgin Mobile USA, Inc. *, Class A	6,183	13
Vonage Holdings Corp. *	13,200	24

		9,774

Textiles - 0.1%
G&K Services, Inc., Class A	5,550	198
Unifirst Corp. of Massachusetts	3,400	126

		324

Toys, Games & Hobbies - 0.2%
Jakks Pacific, Inc. *	7,550	208
Leapfrog Enterprises, Inc. *	9,300	66
Marvel Entertainment, Inc. *	12,800	343
RC2 Corp. *	4,909	103

		720

Transportation - 1.9%
ABX Air, Inc. *	15,800	47
American Commercial Lines, Inc. *	13,000	205
Arkansas Best Corp.	5,800	185
Arlington Tankers Ltd.	2,400	50
Atlas Air Worldw ide Holdings, Inc. *	3,499	192
Bristow Group, Inc. *	5,227	281
Celadon Group, Inc. *	6,300	61
Double Hull Tankers, Inc.	3,800	40
Dynamex, Inc. *	3,010	76
Eagle Bulk Shipping, Inc.	11,800	304
Forward Air Corp.	8,150	289
Genco Shipping & Trading Ltd.	5,140	290
General Maritime Corp.	7,000	165
Genesee & Wyoming, Inc., Class A *	7,925	273
Golar LNG Ltd.	9,700	177

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.8% continued
Transportation - 1.9% continued
Gulfmark Offshore, Inc. *	5,900	$ 323
Heartland Express, Inc.	16,270	232
Horizon Lines, Inc., Class A	8,400	156
HUB Group, Inc., Class A *	9,800	322
Knight Transportation, Inc.	14,439	238
Knightsbridge Tankers Ltd.	3,700	99
Marten Transport Ltd. *	4,150	64
Nordic American Tanker Shipping	7,400	207
Old Dominion Freight Line, Inc. *	7,725	246
Pacer International, Inc.	9,100	150
Patriot Transportation Holding, Inc. *	400	31
PHI, Inc. *	3,400	107
Saia, Inc. *	3,500	56
Ship Finance International Ltd.	8,000	210
TBS International Ltd., Class A *	1,500	45
Teekay Tankers Ltd.	3,500	60
Ultrapetrol Bahamas Ltd. *	3,300	34
Universal Truckload Services, Inc. *	1,700	36
Werner Enterprises, Inc.	12,100	225

		5,476

Trucking & Leasing - 0.1%
AMERCO, Inc. *	2,600	148
Greenbrier Cos., Inc.	4,300	114
TAL International Group, Inc.	4,400	104

		366

Water - 0.2%
American States Water Co.	4,300	155
California Water Service Group	4,900	187
Consolidated Water Co., Inc.	4,400	97
Pico Holdings, Inc. *	3,500	106
SJW Corp.	3,900	111
South west Water Co.	6,197	69

		725

Total Common Stocks

(Cost $275,202)		289,892

OTHER - 0.0%
Escro w Position PetroCorp. (1)	1,900	–

Total Other		–

(Cost $-)		–

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   78   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
RIGHTS - 0.0%
Ares Capital Corp.*	6,000	$3
Centerline Holding Co. *	13,100	–
CSF Holdings, Inc. *	4,212	–
FX Real Estate and Entertainment Inc. *	1,120	–
MCG Capital Corp. *	2,314	3

Total Rights

(Cost $-)		6

	NUMBER	VALUE
	OF WARRANTS	(000S)
WARRANTS - 0.0%
Pegasus Wireless Corp., Exp. 12/18/08,
Strike $8.00*	1,680	–

Total Warrants

(Cost $-)		–

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANY - 0.0%
Kayne Anderson Energy Development Co.	2,300	57

Total Investment Company

(Cost $58)		57

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 1.1%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$2,545	2,545
U.S. Treasury Bill,(2)
2.74%, 6/26/08	605	601

Total Short-Term Investments

(Cost $3,146)		3,146

Total Investments - 99.9%

(Cost $278,406)		293,101
Other Assets Less Liabilities - 0.1%		363

NET ASSETS - 100.0%		$293,464

(1)	Security has been deemed worthless by the NTGI Valuation Committee.

(2)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Small Cap Index Fund had open
futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)
Russell 2000	50	$3,450	Long	6/08	$69

At March 31, 2008, the industry sectors (unaudited) for the Small Cap Index Fund were:

% OF LONG TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	13.6%
Consumer Staples	3.3
Energy	7.7
Financials	19.8
Health Care	13.0
Industrials	15.5
Information Technology	17.1
Materials	5.7
Telecommunication Services	1.2
Utilities	3.1

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    79   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0%
Advertising - 0.2%
Interpublic Group of Cos. (The), Inc. *	44,535	$375
Omnicom Group, Inc.	31,600	1,396

		1,771

Aerospace/Defense - 2.4%
Boeing (The) Co.	71,768	5,337
General Dynamics Corp.	37,800	3,151
Goodrich Corp.	10,600	610
L-3 Communications Holdings, Inc.	11,200	1,225
Lockheed Martin Corp.	33,046	3,281
Northrop Grumman Corp.	32,198	2,505
Raytheon Co.	40,900	2,643
Rockwell Collins, Inc.	14,000	800
United Technologies Corp.	93,300	6,421

		25,973

Agriculture - 1.7%
Altria Group, Inc.	197,200	4,378
Archer-Daniels-Midland Co.	60,892	2,506
Philip Morris International, Inc. *	197,200	9,974
Reynolds American, Inc.	16,000	945
UST, Inc.	15,500	845

		18,648

Airlines - 0.1%
Southwest Airlines Co.	68,230	846

Apparel - 0.4%
Coach, Inc. *	32,900	992
Jones Apparel Group, Inc.	8,600	115
Liz Claiborne, Inc.	9,500	172
NIKE, Inc., Class B	36,500	2,482
Polo Ralph Lauren Corp.	6,100	356
VF Corp.	7,728	599

		4,716

Auto Manufacturers - 0.3%
Ford Motor Co. *	203,675	1,165
General Motors Corp.	52,800	1,006
PACCAR, Inc.	35,078	1,578

		3,749

Auto Parts & Equipment - 0.2%
Goodyear Tire & Rubber (The) Co. *	20,458	528
Johnson Controls, Inc.	55,800	1,886

		2,414

Banks - 5.2%
Bank of America Corp.	415,640	15,757
Bank of New York Mellon (The) Corp.	107,147	4,471

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Banks - 5.2% continued
BB&T Corp.	53,000	$1,699
Capital One Financial Corp.	35,103	1,728
Comerica, Inc.	15,550	545
Fifth Third Bancorp	52,130	1,091
First Horizon National Corp.	12,800	179
Huntington Bancshares, Inc.	37,372	402
KeyCorp	35,600	781
M&T Bank Corp.	7,100	571
Marshall & Ilsley Corp.	27,099	629
National City Corp.	61,200	609
Northern Trust Corp.(1) (2)	17,400	1,157
PNC Financial Services Group, Inc.	33,500	2,197
Regions Financial Corp.	67,504	1,333
State Street Corp.	35,800	2,828
SunTrust Banks, Inc.	33,700	1,858
U.S. Bancorp	163,477	5,290
Wachovia Corp.	183,687	4,960
Wells Fargo & Co.	309,814	9,016
Zions Bancorporation	11,000	501

		57,602

Beverages - 2.5%
Anheuser-Busch Cos., Inc.	69,288	3,288
Brown-Forman Corp., Class B	7,300	483
Coca-Cola (The) Co.	186,600	11,358
Coca-Cola Enterprises, Inc.	24,400	591
Constellation Brands, Inc., Class A *	18,200	322
Molson Coors Brewing Co., Class B	12,600	662
Pepsi Bottling Group, Inc.	14,100	478
PepsiCo, Inc.	150,580	10,872

		28,054

Biotechnology - 1.0%
Amgen, Inc. *	101,536	4,242
Biogen Idec, Inc. *	27,455	1,694
Celgene Corp. *	41,500	2,544
Genzyme Corp. *	25,200	1,878
Millipore Corp. *	5,800	391

		10,749

Building Materials - 0.1%
Masco Corp.	32,000	634
Trane, Inc.	15,400	707

		1,341

Chemicals - 2.0%
Air Products & Chemicals, Inc.	20,700	1,904

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    80   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Chemicals - 2.0% continued
Ashland, Inc.	4,400	$208
Dow Chemical (The) Co.	89,871	3,312
du Pont (E.I.) de Nemours & Co.	85,477	3,997
Eastman Chemical Co.	7,675	479
Ecolab, Inc.	14,900	647
Hercules, Inc.	9,400	172
International Flavors & Fragrances, Inc.	6,300	278
Monsanto Co.	51,182	5,707
PPG Industries, Inc.	14,100	853
Praxair, Inc.	30,300	2,552
Rohm & Haas Co.	11,743	635
Sherw in-Williams (The) Co.	10,600	541
Sigma-Aldrich Corp.	13,100	782

		22,067

Coal - 0.2%
Consol Energy, Inc.	16,500	1,142
Peabody Energy Corp.	25,000	1,275

		2,417

Commercial Services - 0.6%
Apollo Group, Inc., Class A *	13,300	575
Convergys Corp. *	9,000	136
Donnelley (R.R.) & Sons Co.	17,800	539
Equifax, Inc.	10,700	369
H&R Block, Inc.	29,300	608
McKesson Corp.	27,641	1,448
Monster Worldwide, Inc. *	12,900	312
Moody’s Corp.	20,704	721
Robert Half International, Inc.	13,500	347
Western Union (The) Co.	71,423	1,519

		6,574

Computers - 4.5%
Affiliated Computer Services, Inc., Class A *	9,500	476
Apple, Inc. *	82,300	11,810
Cognizant Technology Solutions Corp., Class A *	27,800	801
Computer Sciences Corp. *	16,200	661
Dell, Inc. *	210,200	4,187
Electronic Data Systems Corp.	44,600	743
EMC Corp. of Massachusetts *	193,812	2,779
Hewlett-Packard Co.	231,542	10,572
IBM Corp.	129,540	14,915
Lexmark International, Inc., Class A *	9,800	301
NetApp, Inc. *	33,200	666
SanDisk Corp. *	22,200	501
Sun Microsystems, Inc. *	77,250	1,200

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Computers - 4.5% continued
Teradata Corp. *	15,300	$338
Unisys Corp. *	24,600	109

		50,059

Cosmetics/Personal Care - 2.4%
Avon Products, Inc.	41,044	1,623
Colgate-Palmolive Co.	48,600	3,786
Estee Lauder Cos. (The), Inc., Class A	9,300	426
Procter & Gamble Co.	289,407	20,279

		26,114

Distribution/Wholesale - 0.1%
Genuine Parts Co.	15,750	633
Grainger (W.W.), Inc.	6,700	512

		1,145

Diversified Financial Services - 5.7%
American Express Co.	109,200	4,774
Ameriprise Financial, Inc.	21,760	1,128
Bear Stearns Cos. (The), Inc.	11,231	118
Charles Schwab (The) Corp.	89,000	1,676
CIT Group, Inc.	18,800	223
Citigroup, Inc.	486,961	10,431
CME Group, Inc.	5,100	2,392
Countrywide Financial Corp.	57,100	314
Discover Financial Services	44,109	722
E*TRADE Financial Corp. *	48,100	186
Fannie Mae	92,900	2,445
Federated Investors, Inc., Class B	7,914	310
Franklin Resources, Inc.	15,500	1,503
Freddie Mac	60,900	1,542
Goldman Sachs Group (The), Inc.	36,852	6,095
IntercontinentalExchange, Inc. *	6,700	874
Janus Capital Group, Inc.	15,600	363
JPMorgan Chase & Co.	317,525	13,638
Legg Mason, Inc.	11,610	650
Lehman Brothers Holdings, Inc.	49,100	1,848
Merrill Lynch & Co., Inc.	92,184	3,756
Morgan Stanley	102,718	4,694
NYSE Euronext	24,300	1,500
Price (T. Rowe) Group, Inc.	25,400	1,270
SLM Corp. *	45,700	701

		63,153

Electric - 3.3%
AES Corp. *	65,500	1,092
Allegheny Energy, Inc.	14,500	732

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   81   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Electric - 3.3% continued
Ameren Corp.	17,500	$771
American Electric Power Co., Inc.	38,740	1,613
Centerpoint Energy, Inc.	25,822	368
CMS Energy Corp.	17,100	231
Consolidated Edison, Inc.	23,500	933
Constellation Energy Group, Inc.	17,500	1,545
Dominion Resources, Inc. of Virginia	55,918	2,284
DTE Energy Co.	14,400	560
Duke Energy Corp.	122,155	2,180
Dynegy, Inc., Class A *	41,907	331
Edison International	32,100	1,574
Entergy Corp.	18,800	2,051
Exelon Corp.	62,324	5,065
FirstEnergy Corp.	29,715	2,039
FPL Group, Inc.	39,200	2,459
Integrys Energy Group, Inc.	5,500	256
Pepco Holdings, Inc.	15,800	391
PG&E Corp.	34,700	1,278
Pinnacle West Capital Corp.	7,300	256
PPL Corp.	33,400	1,534
Progress Energy, Inc.	22,700	947
Public Service Enterprise Group, Inc.	49,200	1,977
Southern (The) Co.	73,800	2,628
TECO Energy, Inc.	15,000	239
Xcel Energy, Inc.	36,585	730

		36,064

Electrical Components & Equipment - 0.4%
Emerson Electric Co.	74,000	3,808
Molex, Inc.	10,875	252

		4,060

Electronics - 0.6%
Agilent Technologies, Inc. *	35,156	1,049
Applera Corp. - Applied Biosystems Group	14,300	470
Jabil Circuit, Inc.	16,700	158
PerkinElmer, Inc.	9,400	228
Thermo Fisher Scientific Inc. *	39,900	2,268
Tyco Electronics Ltd.	45,647	1,567
Waters Corp. *	9,900	551

		6,291

Engineering & Construction - 0.2%
Fluor Corp.	8,400	1,186
Jacobs Engineering Group, Inc. *	11,000	809

		1,995

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Entertainment - 0.1%
International Game Technology	30,152	$1,212

Environmental Control - 0.2%
Allied Waste Industries, Inc. *	27,500	297
Waste Management, Inc.	48,473	1,627

		1,924

Food - 1.8%
Campbell Soup Co.	18,700	635
ConAgra Foods, Inc.	42,500	1,018
Dean Foods Co.	11,300	227
General Mills, Inc.	32,900	1,970
Heinz (H.J.) Co.	31,000	1,456
Hershey (The) Co.	14,100	531
Kellogg Co.	25,800	1,356
Kraft Foods, Inc., Class A	146,608	4,546
Kroger Co.	64,000	1,626
McCormick & Co., Inc.	10,200	377
Safeway, Inc.	41,400	1,215
Sara Lee Corp.	68,000	951
Sysco Corp.	58,100	1,686
Tyson Foods, Inc., Class A	23,100	368
Whole Foods Market, Inc.	14,000	462
Wrigley (Wm.) Jr. Co.	19,925	1,252

		19,676

Forest Products & Paper - 0.3%
International Paper Co.	41,593	1,131
MeadWestvaco Corp.	17,543	478
Plum Creek Timber Co., Inc.	17,700	720
Weyerhaeuser Co.	20,540	1,336

		3,665

Gas - 0.2%
Nicor, Inc.	5,600	188
NiSource, Inc.	24,400	421
Sempra Energy	25,571	1,362

		1,971

Hand/Machine Tools - 0.1%
Black & Decker Corp.	6,500	429
Snap-On, Inc.	3,850	196
Stanley Works (The)	7,600	362

		987

Healthcare - Products - 3.4%
Bard (C.R.), Inc.	9,300	897
Baxter International, Inc.	60,200	3,481
Becton, Dickinson & Co.	23,600	2,026

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    82   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Healthcare - Products - 3.4% continued
Boston Scientific Corp. *	124,100	$1,597
Covidien Ltd.	45,247	2,002
Johnson & Johnson	266,100	17,262
Medtronic, Inc.	106,800	5,166
Patterson Cos., Inc. *	14,100	512
St. Jude Medical, Inc. *	31,200	1,348
Stryker Corp.	22,200	1,444
Varian Medical Systems, Inc. *	10,700	501
Zimmer Holdings, Inc. *	22,340	1,739

		37,975

Healthcare - Services - 1.0%
Aetna, Inc.	47,992	2,020
Coventry Health Care, Inc. *	14,355	579
Humana, Inc. *	17,000	763
Laboratory Corp. of America Holdings *	10,000	737
Quest Diagnostics, Inc.	13,300	602
Tenet Healthcare Corp. *	48,200	273
UnitedHealth Group, Inc.	119,400	4,102
WellPoint, Inc. *	51,783	2,285

		11,361

Holding Companies - Diversified - 0.1%
Leucadia National Corp.	14,600	660

Home Builders - 0.1%
Centex Corp.	12,300	298
D.R. Horton, Inc.	27,300	430
KB Home	7,472	185
Lennar Corp., Class A	14,400	271
Pulte Homes, Inc.	21,400	311

		1,495

Home Furnishings - 0.1%
Harman International Industries, Inc.	5,700	248
Whirlpool Corp.	7,106	617

		865

Household Products/Wares - 0.4%
Avery Dennison Corp.	8,600	424
Clorox Co.	14,000	793
Fortune Brands, Inc.	13,300	924
Kimberly-Clark Corp.	40,736	2,629

		4,770

Housewares - 0.0%
Newell Rubbermaid, Inc.	24,008	549

Insurance - 4.0%
ACE Ltd.	31,800	1,751

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Insurance - 4.0% continued
Aflac, Inc.	46,000	$2,988
Allstate (The) Corp.	52,614	2,529
AMBAC Financial Group, Inc.	26,600	153
American International Group, Inc.	235,589	10,189
AON Corp.	27,475	1,105
Assurant, Inc.	8,000	487
Chubb Corp.	34,800	1,722
CIGNA Corp.	24,700	1,002
Cincinnati Financial Corp.	13,489	513
Genworth Financial, Inc., Class A	39,300	890
Hartford Financial Services Group, Inc.	29,200	2,212
Lincoln National Corp.	23,832	1,239
Loews Corp.	41,600	1,673
Marsh & McLennan Cos., Inc.	47,100	1,147
MBIA, Inc.	20,150	246
Metlife, Inc.	67,300	4,056
MGIC Investment Corp.	8,100	85
Principal Financial Group, Inc.	25,300	1,410
Progressive (The) Corp.	61,452	988
Prudential Financial, Inc.	42,600	3,333
SAFECO Corp.	8,100	355
Torchmark Corp.	9,100	547
Travelers Cos. (The), Inc.	58,613	2,805
Unum Group	31,361	690
XL Capital Ltd., Class A	16,659	492

		44,607

Internet - 2.0%
Akamai Technologies, Inc. *	16,000	451
Amazon.com, Inc. *	28,739	2,049
eBay, Inc. *	104,824	3,128
Expedia, Inc. *	20,488	448
Google, Inc., Class A *	21,745	9,578
IAC/InterActiveCorp *	17,300	359
Symantec Corp. *	79,924	1,328
VeriSign, Inc. *	20,900	695
Yahoo!, Inc. *	124,700	3,608

		21,644

Investment Companies - 0.1%
American Capital Strategies Ltd.	19,000	649

Iron/Steel - 0.4%
Allegheny Technologies, Inc.	9,832	702
Nucor Corp.	27,300	1,849
United States Steel Corp.	11,200	1,421

		3,972

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   83   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Leisure Time - 0.2%
Brunswick Corp.	8,300	$133
Carnival Corp.	38,796	1,570
Harley-Davidson, Inc.	21,300	799

		2,502

Lodging - 0.2%
Marriott International, Inc., Class A	28,300	972
Starw ood Hotels & Resorts Worldw ide, Inc.	17,700	916
Wyndham Worldw ide Corp.	18,461	382

		2,270

Machinery - Construction & Mining - 0.5%
Caterpillar, Inc.	59,300	4,643
Terex Corp. *	9,600	600

		5,243

Machinery - Diversified - 0.5%
Cummins, Inc.	19,100	894
Deere & Co.	41,000	3,298
Manitowoc Co. (The), Inc.	11,900	486
Rockwell Automation, Inc.	13,900	798

		5,476

Media - 2.7%
CBS Corp., Class B	61,274	1,353
Clear Channel Communications, Inc., Class A	47,500	1,388
Comcast Corp., Class A	282,881	5,471
DIRECTV Group (The), Inc. *	68,100	1,688
Disney (The Walt) Co.	176,903	5,551
Gannett Co., Inc.	23,400	680
McGraw-Hill Cos. (The), Inc.	30,200	1,116
Meredith Corp.	3,600	137
New York Times Co., Class A	14,400	272
News Corp., Class A	217,800	4,084
Scripps (E.W.) Co., Class A	6,700	281
Time Warner, Inc.	336,000	4,711
Viacom, Inc., Class B *	60,174	2,384
Washington Post (The), Co., Class B	497	329

		29,445

Metal Fabrication/Hardware - 0.1%
Precision Castparts Corp.	12,600	1,286

Mining - 0.8%
Alcoa, Inc.	76,612	2,763
Freeport-McMoRan Copper & Gold, Inc.	35,672	3,432
Newmont Mining Corp.	41,977	1,902
Titanium Metals Corp.	8,400	126

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Mining - 0.8% continued
Vulcan Materials Co.	9,400	$624

		8,847

Miscellaneous Manufacturing - 5.2%
3M Co.	66,500	5,263
Cooper Industries Ltd., Class A	16,600	667
Danaher Corp.	23,900	1,817
Dover Corp.	17,200	719
Eastman Kodak Co.	24,600	435
Eaton Corp.	13,600	1,084
General Electric Co.	938,245	34,724
Honeywell International, Inc.	69,912	3,944
Illinois Tool Works, Inc.	39,700	1,915
Ingersoll-Rand Co. Ltd., Class A	26,200	1,168
ITT Corp.	15,600	808
Leggett & Platt, Inc.	18,500	282
Pall Corp.	10,066	353
Parker Hannifin Corp.	15,187	1,052
Textron, Inc.	22,300	1,236
Tyco International Ltd.	47,047	2,072

		57,539

Office/Business Equipment - 0.2%
Pitney Bowes, Inc.	18,500	648
Xerox Corp.	87,296	1,307

		1,955

Oil & Gas - 10.4%
Anadarko Petroleum Corp.	42,712	2,692
Apache Corp.	31,406	3,795
Chesapeake Energy Corp.	41,700	1,924
Chevron Corp.	195,132	16,657
ConocoPhillips	146,646	11,176
Devon Energy Corp.	42,200	4,403
ENSCO International, Inc.	14,200	889
EOG Resources, Inc.	23,400	2,808
Exxon Mobil Corp.	502,714	42,520
Hess Corp.	25,700	2,266
Marathon Oil Corp.	66,618	3,038
Murphy Oil Corp.	17,900	1,470
Nabors Industries Ltd. *	28,000	946
Noble Corp.	24,100	1,197
Noble Energy, Inc.	15,100	1,099
Occidental Petroleum Corp.	77,756	5,689
Range Resources Corp.	14,500	920
Rowan Cos., Inc.	11,300	465
Sunoco, Inc.	11,000	577

See Notes to the Financial Statements.
EQUITY INDEX FUNDS    84   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Oil & Gas - 10.4% continued
Tesoro Corp.	13,400	$402
Transocean, Inc. *	29,400	3,975
Valero Energy Corp.	50,200	2,465
XTO Energy, Inc.	48,025	2,971

		114,344

Oil & Gas Services - 2.0%
Baker Hughes, Inc.	29,340	2,010
BJ Services Co.	29,100	830
Cameron International Corp. *	21,300	887
Halliburton Co.	80,831	3,179
National-Oilwell Varco, Inc. *	33,800	1,973
Schlumberger Ltd.	111,900	9,735
Smith International, Inc.	19,100	1,227
Weatherford International Ltd. *	30,894	2,239

		22,080

Packaging & Containers - 0.1%
Ball Corp.	8,700	400
Bemis Co.	6,700	170
Pactiv Corp. *	11,700	307
Sealed Air Corp.	13,206	333

		1,210

Pharmaceuticals - 5.5%
Abbott Laboratories	144,200	7,953
Allergan, Inc.	28,768	1,622
AmerisourceBergen Corp.	15,518	636
Barr Pharmaceuticals, Inc. *	11,000	532
Bristol-Myers Squibb Co.	184,960	3,940
Cardinal Health, Inc.	34,324	1,802
Express Scripts, Inc. *	24,500	1,576
Forest Laboratories, Inc. *	27,900	1,116
Gilead Sciences, Inc. *	87,488	4,508
Hospira, Inc. *	13,380	572
King Pharmaceuticals, Inc. *	21,200	185
Lilly (Eli) & Co.	92,796	4,787
Medco Health Solutions, Inc. *	50,536	2,213
Merck & Co., Inc.	202,300	7,677
Mylan Laboratories, Inc.	31,300	363
Pfizer, Inc.	635,292	13,297
Schering-Plough Corp.	150,800	2,173
Watson Pharmaceuticals, Inc. *	9,800	287
Wyeth	126,200	5,270

		60,509

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Pipelines - 0.5%
El Paso Corp.	65,847	$1,095
Questar Corp.	16,300	922
Spectra Energy Corp.	57,177	1,301
Williams Cos. (The), Inc.	55,000	1,814

		5,132

Real Estate - 0.0%
CB Richard Ellis Group, Inc., Class A *	18,300	396

Real Estate Investment Trusts - 1.1%
Apartment Investment & Management Co.,
Class A	10,312	369
AvalonBay Communities, Inc.	6,800	656
Boston Properties, Inc.	11,000	1,013
Developers Diversified Realty Corp.	11,800	494
Equity Residential	24,700	1,025
General Growth Properties, Inc.	23,800	908
HCP, Inc.	17,198	581
Host Hotels & Resorts, Inc.	52,300	833
Kimco Realty Corp.	21,700	850
ProLogis	23,935	1,409
Public Storage	11,246	997
Simon Property Group, Inc.	21,700	2,016
Vornado Realty Trust	12,000	1,035

		12,186

Retail - 5.4%
Abercrombie & Fitch Co., Class A	8,100	593
AutoNation, Inc. *	14,285	214
Autozone, Inc. *	3,700	421
Bed Bath & Beyond, Inc. *	26,000	767
Best Buy Co., Inc.	32,225	1,336
Big Lots, Inc. *	9,700	216
Circuit City Stores, Inc.	1,458	6
Costco Wholesale Corp.	41,516	2,697
CVS Corp.	134,569	5,451
Darden Restaurants, Inc.	14,350	467
Dillard’s, Inc., Class A	5,700	98
Family Dollar Stores, Inc.	14,700	287
GameStop Corp., Class A *	15,300	791
Gap (The), Inc.	43,187	850
Home Depot (The), Inc.	156,794	4,386
Kohl’s Corp. *	28,100	1,205
Limited Brands, Inc.	26,100	446
Lowe’s Cos., Inc.	137,800	3,161
Macy’s, Inc.	41,482	957
McDonald’s Corp.	108,200	6,034

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   85   EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Retail - 5.4% continued
Nordstrom, Inc.	17,300	$564
Office Depot, Inc. *	21,600	239
OfficeMax, Inc.	5,833	112
Penney (J.C.) Co., Inc.	21,200	800
RadioShack Corp.	13,300	216
Sears Holdings Corp. *	7,073	722
Staples, Inc.	67,375	1,490
Starbucks Corp. *	69,200	1,211
SUPERVALU, Inc.	18,392	551
Target Corp.	76,400	3,872
Tiffany & Co.	12,700	531
TJX Cos., Inc.	41,100	1,359
Wal-Mart Stores, Inc.	220,600	11,621
Walgreen Co.	92,900	3,539
Wendy’s International, Inc.	8,300	191
Yum! Brands, Inc.	45,100	1,678

		59,079

Savings & Loans - 0.2%
Hudson City Bancorp, Inc.	51,500	910
Sovereign Bancorp, Inc.	31,878	297
Washington Mutual, Inc.	79,976	824

		2,031

Semiconductors - 2.4%
Advanced Micro Devices, Inc. *	59,400	350
Altera Corp.	32,000	590
Analog Devices, Inc.	26,000	768
Applied Materials, Inc.	127,200	2,482
Broadcom Corp., Class A *	41,800	805
Intel Corp.	543,900	11,520
Kla-Tencor Corp.	16,900	627
Linear Technology Corp.	22,400	687
LSI Corp. *	59,800	296
MEMC Electronic Materials, Inc. *	21,400	1,517
Microchip Technology, Inc.	18,900	619
Micron Technology, Inc. *	65,700	392
National Semiconductor Corp.	19,600	359
Novellus Systems, Inc. *	11,700	246
Nvidia Corp. *	52,250	1,034
QLogic Corp. *	13,700	210
Teradyne, Inc. *	18,500	230
Texas Instruments, Inc.	124,600	3,522
Xilinx, Inc.	26,900	639

		26,893

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Software - 3.7%
Adobe Systems, Inc. *	53,400	$1,901
Autodesk, Inc. *	22,600	711
Automatic Data Processing, Inc.	50,300	2,132
BMC Software, Inc. *	16,800	546
CA, Inc.	34,093	767
Citrix Systems, Inc. *	18,700	549
Compuware Corp. *	28,000	206
Electronic Arts, Inc. *	30,000	1,498
Fidelity National Information Services, Inc.	17,000	648
Fiserv, Inc. *	16,200	779
IMS Health, Inc.	15,704	330
Intuit, Inc. *	32,600	881
Microsoft Corp.	749,380	21,267
Novell, Inc. *	28,000	176
Oracle Corp. *	370,900	7,255
Paychex, Inc.	32,400	1,110
Total System Services, Inc.	16,696	395

		41,151

Telecommunications - 5.8%
American Tower Corp., Class A *	37,300	1,463
AT&T, Inc.	567,593	21,739
CenturyTel, Inc.	11,150	371
Ciena Corp. *	8,957	276
Cisco Systems, Inc. *	560,100	13,493
Citizens Communications Co.	24,600	258
Corning, Inc.	146,000	3,510
Embarq Corp.	15,396	617
Fairpoint Communications, Inc.	524	5
JDS Uniphase Corp. *	22,550	302
Juniper Networks, Inc. *	50,400	1,260
Motorola, Inc.	210,065	1,954
QUALCOMM, Inc.	151,400	6,207
Qwest Communications International, Inc.	139,155	630
Sprint Nextel Corp.	267,336	1,788
Tellabs, Inc. *	45,100	246
Verizon Communications, Inc.	269,830	9,791
Windstream Corp.	41,599	497

		64,407

Textiles - 0.0%
Cintas Corp.	11,800	337

Toys, Games & Hobbies - 0.1%
Hasbro, Inc.	15,212	424
Mattel, Inc.	32,841	654

		1,078

See Notes to the Financial Statements.
EQUITY INDEX FUNDS   86    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 98.0% continued
Transportation - 2.0%
Burlington Northern Santa Fe Corp.	27,828	$2,566
C.H. Robinson Worldwide, Inc.	16,700	908
CSX Corp.	38,148	2,139
Expeditors International Washington, Inc.	18,500	836
FedEx Corp.	29,240	2,710
Norfolk Southern Corp.	35,100	1,907
Ryder System, Inc.	6,100	372
Union Pacific Corp.	24,500	3,072
United Parcel Service, Inc., Class B	97,100	7,090

		21,600

Total Common Stocks

(Cost $973,766)		1,080,780

	NUMBER	VALUE
	OF WARRANTS	(000S)
WARRANTS - 0.0%
Raytheon Co., Exp. 6/16/11, Strike $37.50 *	233	7

Total Warrants

(Cost $-)		7

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 1.8%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$17,810	17,810
U.S. Treasury Bill,(3)
2.55%, 6/26/08	2,620	2,604

Total Short-Term Investments

(Cost $20,414)		20,414

Total Investments - 99.8%

(Cost $994,180)		1,101,201
Other Assets Less Liabilities - 0.2%		2,015

NET ASSETS - 100.0%		$1,103,216

(1)	Investment in affiliate.

(2)	At March 31, 2007, Northern Trust Corp.’s value was approximately $523,000, with gross purchases of approximately $609,000 during the fiscal year ended March 31, 2008. There were no sales during the fiscal year ended March 31, 2008.

(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Stock Index Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

S&P500 E-Mini	340	$22,508	Long	6/08	$127

At March 31, 2008, the industry sectors (unaudited) for the Stock Index Fund were:

% OF LONG TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	8.7%
Consumer Staples	11.1
Energy	13.2
Financials	16.8
Health Care	11.7
Industrials	12.2
Information Technology	15.7
Materials	3.6
Telecommunication Services	3.4
Utilities	3.6

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   87   EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 39 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. The Global Sustainability Index Fund commenced investment operations on March 5, 2008. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. (“PFPC”) serve as the Trust’s co-administrators, and Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS – Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS – Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2008

assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2008, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $650,000, $601,000 and $2,604,000, respectively. The Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2008. The aggregate value of foreign currencies to cover margin requirements for open positions was approximately $51,000 and $4,106,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME – Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES – Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES – The Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2008, were less than $1,000 for the Global Real Estate Index Fund, and approximately $1,000 for the International Equity Index Fund. There were no redemption fees for the Global Sustainability Index Fund. These amounts are included in “Proceeds from Shares Sold” in Note 6 – Capital Share Transactions. The impact from redemption fees paid to both Funds was less than $0.001 per share.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

H) DISTRIBUTIONS TO SHAREHOLDERS – Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND
PAYMENT FREQUENCY
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

I) FEDERAL INCOME TAXES – No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008, through the fiscal year ended March 31, 2008, the following funds incurred net capital losses and/or Section 988 net currency losses for which the Fund intends to treat as having been incurred in the following fiscal year (in thousands):

Global Real Estate Index	$9,305
International Equity Index	8,375

At March 31, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

	March 31,	March 31,	March 31,	March 31,
Amounts in thousands	2011	2012	2013	2015
Stock Index	$7,700	$4,423	$46	$588

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2008, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED

	ORDINARY	LONG-TERM	UNREALIZED
Amounts in thousands	INCOME*	CAPITAL GAINS	GAINS (LOSSES)
Global Real Estate Index	$3,234	$—	$(199,643)
Global Sustainability Index	133	—	(155)
International Equity Index	12,978	—	215,968
Mid Cap Index	962	4,147	(11,292)
Small Cap Index	622	7,471	10,342
Stock Index	402	—	96,101

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM

	ORDINARY	LONG-TERM
Amounts in thousands	INCOME*	CAPITAL GAINS
Global Real Estate Index	$27,698	$4,123
International Equity Index	45,540	16,528
Mid Cap Index	5,338	17,465
Small Cap Index	6,132	26,130
Stock Index	14,935	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2008

The taxable character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

	DISTRIBUTIONS FROM

	ORDINARY	LONG-TERM
Amounts in thousands	INCOME*	CAPITAL-GAINS
Global Real Estate Index	$2,224	$87
International Equity Index	37,699	11,451
Mid Cap Index	6,796	4,780
Small Cap Index	4,092	48,343
Stock Index	9,490	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board(“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of March 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds’ financial statements.

3. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At March 31, 2008, the Global Real Estate Index Fund had an outstanding loan of $400,000.00. This amount is included in “Accrued other liabilities” on the Fund’s Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 3.45 percent.

Interest expense for the fiscal year ended March 31, 2008, was approximately $47,000 and $12,000 for the Global Real Estate Index and International Equity Index Funds, respectively. When utilized, the average dollar amount of the borrowings and the weighted average interest rate on these borrowings were:

	DOLLAR
Amounts in thousands	AMOUNT	RATE
Global Real Estate Index	$8,666	4.92%
International Equity Index	9,556	4.85%

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year ended March 31, 2008, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	ANNUAL	EXPENSE
	ADVISORY FEE	LIMITATIONS
Global Real Estate Index	0.35%	0.65%
Global Sustainability Index	0.35%	0.65%
International Equity Index	0.25%	0.45%
Mid Cap Index	0.20%	0.30%
Small Cap Index	0.20%	0.35%
Stock Index	0.10%	0.25%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds pay the co-administration fees to NTI, which in turn pays a portion of these fees to PFPC for its services.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

	U.S.		U.S.
Amounts in thousands	GOVERNMENT	OTHER	GOVERNMENT	OTHER
Global Real Estate Index	$—	$762,541	$—	$260,831
Global Sustainability Index	—	20,924	—	68
International Equity Index	—	398,342	—	118,336
Mid Cap Index	—	169,491	—	77,498
Small Cap Index	—	67,168	—	94,090
Stock Index	—	568,330	—	37,042

At March 31, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

			NET	COST
	UNREALIZED	UNREALIZED	APPRECIATION	BASIS OF
Amounts in thousands	APPRECIATION	DEPRECIATION	(DEPRECIATION)	SECURITIES
Global Real Estate Index	$15,037	$(214,700)	$(199,663)	$1,241,880
Global Sustainability Index	434	(610)	(176)	21,161
International Equity Index	306,998	(92,473)	214,525	1,435,837
Mid Cap Index	41,216	(52,508)	(11,292)	380,983
Small Cap Index	66,457	(56,116)	10,341	282,760
Stock Index	170,657	(74,556)	96,101	1,005,100

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

		PROCEEDS	SHARES FROM			PAYMENTS	NET	NET
	SHARES	FROM	REINVESTED	REINVESTMENT	SHARES	FOR SHARES	INCREASE	INCREASE
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	OF DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Global Real Estate Index	77,866	$903,009	860	$9,110	(36,657)	$(405,569)	42,069	$506,550
Global Sustainability Index	2,125	21,238	—	—	—	—	2,125	21,238
International Equity Index	40,261	573,078	1,427	19,768	(20,919)	(292,528)	20,769	300,318
Mid Cap Index	13,836	171,971	1,415	16,637	(6,908)	(82,943)	8,343	105,665
Small Cap Index	8,817	89,144	2,554	24,085	(11,349)	(112,353)	22	876
Stock Index	41,999	736,760	214	3,844	(10,928)	(194,905)	31,285	545,699

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EQUITY INDEX FUNDS

MARCH 31, 2008

Transactions in capital shares for the fiscal year ended March 31, 2007, were as follows:

							NET	NET
		PROCEEDS	SHARES FROM			PAYMENTS	INCREASE	INCREASE
	SHARES	FROM	REINVESTED	REINVESTMENT	SHARES	FOR SHARES	(DECREASE)	(DECREASE)
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	OF DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Global Real Estate Index	61,922	$757,984	54	$628	(702)	$(8,803)	61,274	$749,809
International Equity Index	38,381	493,867	1,247	16,540	(26,186)	(325,845)	13,442	184,562
Mid Cap Index	9,033	106,861	583	6,868	(12,682)	(145,507)	(3,066)	(31,778)
Small Cap Index	5,515	62,479	3,943	41,955	(17,483)	(194,879)	(8,025)	(90,445)
Stock Index	12,752	214,782	194	3,261	(7,848)	(130,642)	5,098	87,401

7. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and financial disclosures, if any.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial amounts, but will require additional disclosures. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), six separate portfolios of Northern Funds (the “Trust”), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the periods presented, with the exception of Global Sustainability Index Fund, for which we have audited the related statement of operations, statement of changes in net assets, and the financial highlights for the period from March 5, 2008 (commencement of operations) through March 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 28, 2008

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2008 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2008, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2008:

QDI
Amounts in thousands	PERCENTAGE
Global Real Estate Index	30.27%
International Equity Index	76.97%
Mid Cap Index	60.08%
Small Cap Index	54.39%
Stock Index	88.06%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD
Amounts in thousands	PERCENTAGE
Mid Cap Index	55.12%
Small Cap Index	52.06%
Stock Index	90.13%

CAPITAL GAIN DISTRIBUTION – The following Funds made capital gain distributions in December 2007, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM
CAPITAL GAIN
Amounts in thousands	15%
Global Real Estate Index	$0.0492
International Equity Index	0.1328
Mid Cap Index	0.5410
Small Cap Index	0.7722

FOREIGN TAX CREDIT – The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Amounts in thousands	TAXES	INCOME
Global Real Estate Index	$0.0090	$0.1989
Global Sustainability Index	0.0017	0.0239
International Equity Index	0.0282	0.3726

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Global Real Estate Index and the International Equity Index Funds; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/07 - 3/31/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 89), if any, in the Global Real Estate Index and International Equity Index Funds. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL REAL ESTATE INDEX

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.66%	$1,000.00	$844.30	$3.05
Hypothetical	0.66%	$1,000.00	$1,021.76	$3.35 **

GLOBAL SUSTAINABILITY INDEX (1)

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.65%	$1,000.00	$998.00	$0.46
Hypothetical	0.65%	$1,000.00	$1,003.10	$0.46 **

INTERNATIONAL EQUITY INDEX

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.45%	$1,000.00	$890.90	$2.13
Hypothetical	0.45%	$1,000.00	$1,022.81	$2.28 **

MID CAP INDEX

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.30%	$1,000.00	$885.60	$1.42
Hypothetical	0.30%	$1,000.00	$1,023.56	$1.52 **

SMALL CAP INDEX

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.35%	$1,000.00	$857.80	$1.63
Hypothetical	0.35%	$1,000.00	$1,023.31	$1.78 **

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2008 (UNAUDITED)

STOCK INDEX

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/0 7 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.25%	$1,000.00	$874.30	$1.17
Hypothetical	0.25%	$1,000.00	$1,023.82	$1.27 **

(1)	Global Sustainability Index Fund commenced operations on 3/5/08. Thus, to calculate account values and expenses paid, the 26 day rate of return was used (as opposed to the 6 month rate of return).

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2008 (UNAUDITED)

A Special Meeting of Shareholders of each investment portfolio (the “Funds”) of Northern Funds was held on January 29, 2008 to (1) elect eight Trustees of the Northern Funds’ Board and (2) approve an amended and restated investment advisory agreement between each Fund and its investment adviser, reflecting a change in the termination and renewal date of the agreements to June 30 of each year.

With respect to electing eight Trustees of the Northern Funds’ Board, the resulting votes are presented below:

	FOR THE NOMINEE	WITHHELD NUMBER
TRUSTEE	NUMBER OF SHARES	OF SHARES
William L. Bax	13,290,559,030.11	16,644,783.46
Edward J. Condon Jr.	13,289,553,984.79	17,649,828.78
Sharon Gist Gilliam	13,288,573,006.00	18,630,807.57
Sandra Polk Guthman	13,296,446,195.20	10,757,618.37
Michael E. Murphy	13,295,751,338.49	11,452,475.08
Mary Jacobs Skinner	13,296,487,955.87	10,715,857.70
Richard P. Strubel	13,290,923,562.92	16,280,250.65
Casey Sylla	13,295,547,845.97	11,655,967.60

With respect to approving an amended and restated investment advisory agreement, the resulting votes are presented below:

	NUMBER OF SHARES

FUND NAME	FOR	AGAINST	ABSTAIN
Global Real Estate Index	89,469,883.95	7,802.86	1,505,489.95
International Equity Index	115,152,970.16	18,751.41	997,813.61
Mid Cap Index	26,872,102.59	6,655.66	293,509.51
Small Cap Index	31,016,340.46	4,603.29	902,494.39

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2008 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of March 31, 2008, each Trustee oversaw a total of 61 portfolios in the Northern Funds Complex — Northern Funds offers 39 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

 NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
William L. Bax Age: 64 Trustee since 2005
• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;
• Director of Big Shoulders Fund since 1997;
• Director of Children’s Memorial Hospital since 1997;
• Trustee of DePaul University since 1998;
• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;
• Director of Andrew Corporation from 2006 to 2007.
• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee since 2000
• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;
• Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;
• Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
• Member and Director of the Illinois Venture Capital Association since 2001;
• Trustee at Dominican University from 1996 to 2005;
• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;
• Member of the Board of Governors of The Metropolitan Club since 2003;
• Member of the Advisory Board of AAVIN Equity Partners since 2005;
• Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;
• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;
• Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.
• None

Sharon Gist Gilliam Age: 64 Trustee since 2001
• CEO of Chicago Housing Authority from 2006 to 2007;
• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005;
• Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present.
• None

Sandra Polk Guthman Age: 64 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008
• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;
• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;
• Director of Commonwealth Edison since 2007.
• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 TRUSTEES AND OFFICERS continued

 NON-INTERESTED TRUSTEES continued

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Michael E. Murphy Age: 71 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 68 Trustee since 2000 and Chairman since 2008
• Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;
• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.
• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 64 Trustee since 2008
• Chief Investment Officer, The Allstate Corporation from January to July, 2002;
• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;
• Chairman and President of the Allstate Financial Group from 2002 to 2007;
• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;
• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.
• GATX Corporation.

 INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Mary Jacobs Skinner, Esq.(3) Age: 50 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2008 (UNAUDITED)

 OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 50 50 South LaSalle Street Chicago, IL 60603 President since 2000
• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000
• Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 51 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004
• Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008
• Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Brian P. Ovaert Age: 46 50 Bank Street Canary Wharf London, E145NT Assistant Treasurer since 2005
• Executive Vice President and Regional Head of Operations for Europe, the Middle East and Africa at The Northern Trust Company since April 1, 2007; Head of Worldwide Fund Administration at The Northern Trust Company overseeing Fund Accounting, Transfer Agent and Fund Administration functions from 1997 to March 2007; Treasurer of the Trust from 2002 to 2005.

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007
• Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Diana E. McCarthy, Esq. Age: 56 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Linda J. Hoard, Esq. Age: 60 99 High Street, 27th Floor Boston, MA 02110 Assistant Secretary since 1999	• Senior Counsel and Senior Vice President at PFPC Inc. since 1998.

(1)	Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 APPROVAL OF ADVISORY AGREEMENT

The Trustees oversee the management of Northern Funds (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Funds with Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”).

The Advisory Agreement was recently amended to reset the termination date to June 30. The resetting of the termination date was approved by the shareholders of the Funds at a Special Meeting held on January 29, 2008. In conjunction with the change in the termination date, the Board of Trustees determined that the annual contract renewal meeting should be moved from February to May. Because applicable regulations require annual approval of advisory agreements, the Advisory Agreement was re-approved on an interim basis with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on February 15, 2008 (the “Meeting”). The interim approval of the Advisory Agreement was for the period from March 31, 2008, the original termination date of the agreement, to June 30, 2008, the new termination date of the agreement.

In preparation for the Trustees’ consideration of the Advisory Agreement at the Meeting, the Trustees received written materials and oral presentations relating to the Advisory Agreement. At the meeting, the Trustees considered the Investment Adviser’s oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meeting without employees of the Investment Adviser present.

In evaluating the Advisory Agreement, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. Both in meetings specifically dedicated to the interim review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser’s investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

The Trustees reviewed information on the following topics for all of the Funds: the Investment Adviser’s profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

Specifically in connection with the Trustees’ approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds’ investment performance over different time periods and compared to their respective benchmarks and Lipper and Morningstar categories; (iii) the scope and depth of the Investment Adviser’s resources; (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser’s other institutional accounts; (v) the Investment Adviser’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) the Investment Adviser’s financial resources and their ability to attract and retain portfolio management talent; (vii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (viii) the benefits received by the Investment Adviser and its affiliates from their relationships with the Funds. In addition, the Trustees considered the Investment Adviser’s willingness to meet separately with representatives of the Board of Trustees in preparation for the Meeting and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds. The Trustees also discussed the Adviser’s continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. The Trustees also noted the number of initiatives undertaken by the Trust’s Chief Compliance Officer (“CCO”) during the year to strengthen the Funds’ compliance program. In connection with compliance,

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2008 (UNAUDITED)

the Trustees noted the frequent and substantial reports made by the Trust’s CCO at Board meetings throughout the year. Finally, the Trustees considered the Investment Adviser’s responsiveness to their requests for information throughout the year.

The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds’ investment performance was provided for one, three, five and ten years. The Trustees considered the Funds’ investment performance in light of the investment benchmarks and objectives applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Adviser’s investment approach for the Funds and the Investment Adviser’s experience with index funds.

Based on the information received, the Board noted that the Funds were generally tracking their respective indices.

The Trustees also considered whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services. With respect to economies of scale, the Trustees considered the Investment Adviser’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ advisory fees are set and through the Investment Adviser’s voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds, the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, and the profits realized by them.

After deliberation, the Trustees concluded at the Meeting with respect to all of the Funds, that the fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its actual or projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved on an interim basis and continued until June 30, 2008.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS
 FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY
7	STATEMENTS OF ASSETS AND LIABILITIES
8	STATEMENTS OF OPERATIONS
9	STATEMENTS OF CHANGES IN NET ASSETS
10	FINANCIAL HIGHLIGHTS
15	SCHEDULES OF INVESTMENTS
15	CALIFORNIA MUNICIPAL MONEY MARKET FUND
23	MONEY MARKET FUND
28	MUNICIPAL MONEY MARKET FUND
57	U.S. GOVERNMENT MONEY MARKET FUND
60	U.S. GOVERNMENT SELECT MONEY MARKET FUND
63	NOTES TO THE FINANCIAL STATEMENTS
67	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
68	TAX INFORMATION
69	SHAREHOLDER MEETING RESULTS
70	FUND EXPENSES
71	ABBREVIATIONS AND OTHER INFORMATION
72	TRUSTEES AND OFFICERS
75	APPROVAL OF ADVISORY AGREEMENT
80	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS
CALIFORNIA MUNICIPAL MONEY MARKET FUND
PORTFOLIO MANAGEMENT COMMENTARY
During its fiscal year ended March 31, 2008, the California Municipal Money Market Fund offered investors income free of federal and California taxation, as well as a stable dollar value and liquidity. In addition, we achieved our goal of eliminating all holdings of securities subject to the alternative minimum tax by July 31, 2007. Fund assets under management grew by approximately $330 million, reaching $1.6 billion by the end of the period.
The financial markets and the economy witnessed significant distress as we moved through the fiscal period. It became apparent that the subprime housing crisis was spreading, having an impact on the broader economy as well as homeowners. Financial institutions including banks and the monoline insurers who act as guarantors for much of the municipal bond market revealed their exposure to the subprime crisis. Many of these financial companies were required to write down the value of their assets and raise additional capital. In this environment, we were quick to adjust the Fund’s holdings, paring credits which we believed may come under pressure in favor of securities backed by strong financial guarantors, general obligation bonds or municipal issues backed by income from essential services.
For the period, the Fund provided a total return of 2.83%, as compared to 2.72% for the iMoneyNet™ CA State-Specific Retail category. We employed a significant barbell strategy with the Fund during the year, balancing purchases of one-year fixed-rate notes with variable rate demand notes that feature daily or weekly interest rate resets. The barbell strategy enabled the Fund to maintain a strong liquidity position while also locking in yield. We purchased high-quality fixed-rate notes during the traditional note issuance season of May through July. The one-year fixed-rate note purchases worked to provide the Fund with yield that looked attractive once the Federal Reserve began its aggressive easing in August. The Fed lowered the benchmark federal funds rate by a total of 300 basis points during the 12-month period.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	CURRENT
TOTAL RETURN	YEAR	YEAR	YEAR	7-DAY YIELD

CALIFORNIA MUNICIPAL MONEY MARKET	2.83%	1.91%	2.07%	1.68%

IMONEYNET CA STATE-SPECIFIC RETAIL	2.72	1.77	1.97

Performance may reflect fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
KURT STOEBER
With Northern Trust since 2000

MATURITY ANALYSIS
At March 31, 2008, the maturity analysis for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

0 - 14 DAYS	88.8%

31 - 60 DAYS	0.2

91 - 180 DAYS	9.4

181 - 364 DAYS	1.6

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
TOTAL NET ASSETS	$1.6 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS
MONEY MARKET FUND
PORTFOLIO MANAGEMENT COMMENTARY
During 2007, losses originating from subprime mortgage loans triggered a prolonged dislocation in the functioning of short-term debt markets. The result was an unprecedented credit and liquidity crisis that affected most facets of the financial banking system. By mid-year 2007, LIBOR rates began to ratchet higher on tighter credit conditions and liquidity concerns, prompting the Federal Reserve to initiate a cumulative 300-basis-point reduction in the federal funds target. Banks soon began to hoard cash to firm up their balance sheet limitations stemming from excessive credit writedowns from subprime mortgage, leveraged loan and CDO exposures. Fear and distrust inevitably dominated the markets. Furthermore, the orchestrated rescue of Bear Stearns from near-bankruptcy by the Fed and JPMorgan Chase encapsulated a classic “run on a bank” after market forces precipitated the deterioration of Bear Stearns, liquidity position. The complex and inter-connected nature of Bear Stearns to the financial community required a prompt response from policymakers to avoid a disorderly unwinding of positions into a fragile market and prevent a crisis of confidence. In addition, the Fed took extraordinary measures to improve market liquidity and functioning by creating new liquidity facilities through a Term Auction Facility, a Term Securities Lending Facility and the Primary Dealer Credit Facility.
For its fiscal year ended March 31, 2008, the Money Market Fund posted a 4.42% total return, compared with the 4.16% return of the iMoneyNet™ First Tier Retail category. The Fund maintained a long duration to its peer group in the spring of 2007 by adding high quality bank products, which rewarded us when the market began to price in lower interest rate expectations from a decline in several economic indicators. Beginning in the summer, we shifted to a liquidity preservation strategy to respond to a heightened desire for additional liquidity, lowering our duration relative to our peers. The markets remain unsettled and economic conditions continue to deteriorate. As a result, principal and liquidity preservation remain our primary objectives.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	CURRENT
TOTAL RETURN	YEAR	YEAR	YEAR	7-DAY YIELD

MONEY MARKET	4.42%	2.86%	3.48%	2.34%

IMONEYNET FIRST TIER RETAIL	4.16	2.62	3.24

Performance may reflect fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
PETER YI
With Northern Trust since 2000

MATURITY ANALYSIS
At March 31, 2008, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

0 - 14 DAYS	55.3%

15 - 30 DAYS	12.4

31 - 60 DAYS	4.1

61 - 90 DAYS	4.6

91 - 180 DAYS	17.3

181 - 364 DAYS	6.3

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$ 11.3 BILLION
NET ASSET VALUE	$ 1.00
DIVIDEND SCHEDULE	MONTHLY

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT   3   MONEY MARKET FUNDS

MONEY MARKET FUNDS
MUNICIPAL MONEY MARKET FUND
PORTFOLIO MANAGEMENT COMMENTARY
For its fiscal year ended March 31, 2008, the Municipal Money Market Fund provided investors with attractive tax-exempt returns, a stable dollar value and liquidity. In addition, we achieved our goal of eliminating all holdings of securities subject to the alternative minimum tax by July 31, 2007. Fund assets under management grew by approximately $1.4 billion to reach $7.3 billion by the end of the period.
During the fiscal year, the financial markets underwent significant distress that began with the subprime housing crisis. Although the damage was originally believed to be contained, losses began to spread to some lenders and financial guarantors. We quickly reacted by reviewing all Fund holdings, and replaced securities backed by several weakening financial guarantors. In turn, we purchased high-quality municipal securities backed by what we believe are more solid financial guarantors and municipal issues with only the strongest credit profiles. While the stability of some monoline insurers of Fund securities became a matter of concern, there were also existing financial guarantors who avoided subprime losses, and new financial guarantors who stepped up and provided enhanced assurances and liquidity. By the end of the period we had strengthened the Fund’s credit profile and had worked with issuers to enhance the language of many of our demand features. However, we remain cautious as the market is still under significant stress.
For the period, the Fund provided a total return of 2.93%, as compared to 2.78% for its benchmark, the iMoneyNet™ Tax-Free Retail category. We employed a significant barbell strategy with the Fund during the year, balancing purchases of one-year fixed-rate notes with variable rate demand notes that feature daily or weekly interest rate resets. The barbell strategy enabled the Fund to maintain a strong liquidity position while also locking in yield. We purchased high-quality fixed-rate notes during the traditional note issuance season of May through July. The one-year fixed-rate note purchases worked to provide the Fund with yield that looked attractive once the Fed began its aggressive easing in August. The Fed lowered the benchmark federal funds rate by a total of 300 basis points during the 12-month period.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	CURRENT
TOTAL RETURN	YEAR	YEAR	YEAR	7-DAY YIELD

MUNICIPAL MONEY MARKET	2.93%	1.96%	2.24%	1.72%

IMONEYNET TAX-FREE RETAIL	2.78	1.80	2.06

Performance may reflect fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
KURT STOEBER
With Northern Trust since 2000

MATURITY ANALYSIS
At March 31, 2008, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

0 - 14 DAYS	89.6%

31 - 60 DAYS	0.8

61 - 90 DAYS	2.3

91 - 180 DAYS	5.1

181 - 364 DAYS	2.2

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$7.3 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGEMENT COMMENTARY
For most of the first half of the fiscal period, the Federal Reserve held its key benchmark rate steady at 5.25%, as economic indicators were mixed. Responding to tightening credit and a falling stock market in the wake of the subprime mortgage crisis, the Fed sought to stabilize confidence in the markets at its September meeting by lowering the federal funds rate by 50 basis points to 4.75% and injecting additional reserves into the banking system. As the period progressed, the decline in credit availability and slowdown in the housing sector triggered concerns that the economy could be headed for a recession. The Fed continued to lower the federal funds target, and it stands at 2.25% as of the fiscal year end. On March 16, at an unscheduled meeting, the Fed’s discount window was opened to primary dealers to add liquidity to the markets and terms were extended to 90 days from 30 days.
It seems inevitable that the housing and credit problems will affect the spending patterns of businesses and consumers. Both groups appear to be curtailing spending as this difficult economic period continues. Concerns about higher fuel costs, escalating food prices and weakening employment have brought consumer confidence to its lowest level since March of 2003.
For the fiscal year ended March 31, 2008, the U.S. Government Money Market Fund provided a total return of 4.24%, as compared to 3.94% for the iMoneyNet™ Government & Agencies Retail category. During the year, buying opportunities were captured as they arose, keeping the Fund’s average maturity slightly longer than the benchmark. The Fund adopted a “barbelled” maturity position, adding floating rate instruments with 30- and 90-day resets, balanced by longer-duration fixed-date securities that allowed the Fund to lock in attractive yields as a hedge against future Fed rate cuts. As the credit crisis deepened and the flight to quality on the part of market participants intensified, a shift was made in the Fund to preserve liquidity and our position in Treasury securities was increased. The Fund is now in a neutral position with respect to interest rates.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	CURRENT
TOTAL RETURN	YEAR	YEAR	YEAR	7-DAY YIELD

U.S. GOVERNMENT MONEY MARKET	4.24%	2.79%	3.37%	2.06%

IMONEYNET GOVT & AGENCIES RETAIL	3.94	2.54	3.15

Performance may reflect fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
MARY ANN FLYNN
With Northern Trust since 1969

MATURITY ANALYSIS
At March 31, 2008, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

0 - 14 DAYS	53.8%

15 - 30 DAYS	11.4

31 - 60 DAYS	10.3

61 - 90 DAYS	7.4

91 - 180 DAYS	10.4

181 - 364 DAYS	6.7

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
TOTAL NET ASSETS	$1.8 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN FUNDS ANNUAL REPORT   5   MONEY MARKET FUNDS

MONEY MARKET FUNDS
U.S. GOVERNMENT SELECT MONEY MARKET FUND
PORTFOLIO MANAGEMENT COMMENTARY
The Federal Reserve held its benchmark short-term rate steady at 5.25% for most of the first half of the fiscal period, as economic indicators were mixed and higher energy prices raised inflation concerns. In September, as credit tightened and the stock market declined in the wake of the sub prime mortgage crisis, the Fed sought to stabilize the markets by lowering the federal funds rate 50 basis points to 4.75% and injecting additional reserves into the banking system. As the period progressed, concerns grew that the economy could be headed for a recession, and the Fed continued to lower the federal funds target, which stands at 2.25% as of the fiscal year end.
Confidence has dropped to a five-year low as consumers worry about tighter credit, rising fuel and food prices and a weakening job market. Home prices have dropped by record amounts in almost every region of the country, and Fannie Mae’s CEO has predicted that the housing slump will extend beyond 2008. In a policy reversal, the Bush Administration, along with the Office of Federal Housing Enterprise Oversight, or OFHEO, will allow Fannie Mae and Freddie Mac to expand their investments. In addition, the OFHEO has given permission to Fannie Mae and Freddie Mac to lower their capital reserves by one third. These changes would provide up to $200 billion in new funding for home loans.
For the fiscal year ended March 31, 2008, the U.S. Government Select Money Market Fund provided a total return of 4.16%, as compared to 3.94% for the iMoneyNet™ Government & Agencies Retail category. Early in the period, buying opportunities were pursued to capture higher yields. The Fund moved to a “barbelled” maturity position, adding floating rate instruments with 30- and 90-day resets, balanced by longer-duration fixed-date securities that allowed the Fund to lock in attractive yields as a hedge against future Fed rate cuts. As the credit crisis deepened and the flight to quality on the part of market participants intensified, a shift was made in the Fund to preserve liquidity. The Fund is now in a neutral position with respect to interest rates.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	CURRENT
TOTAL RETURN	YEAR	YEAR	YEAR	7-DAY YIELD

U.S. GOVERNMENT SELECT MONEY MARKET	4.16%	2.74%	3.31%	1.86%

IMONEYNET GOVT & AGENCIES RETAIL	3.94	2.54	3.15

Performance may reflect fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
MARY ANN FLYNN
With Northern Trust since 1969

MATURITY ANALYSIS
At March 31, 2008, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

0 - 14 DAYS	47.7%

15 - 30 DAYS	19.4

31 - 60 DAYS	5.9

61 - 90 DAYS	4.8

91 - 180 DAYS	16.4

181 - 364 DAYS	5.8

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
TOTAL NET ASSETS	$2.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2008

	CALIFORNIA		MUNICIPAL	U.S. GOVERNMENT	U.S. GOVERNMENT
	MUNICIPAL MONEY	MONEY	MONEY	MONEY	SELECT MONEY
Amounts in thousands, except per share data	MARKET FUND	MARKET FUND	MARKET FUND	MARKET FUND	MARKET FUND

ASSETS:
Investments, at amortized cost	$1,595,324	$7,741,095 (1)	$7,310,444	$1,209,137	$2,372,007
Repurchase agreements, at cost which approximates fair Value	–	3,780,173	–	679,960	–
Cash	52	15,087	2,508	10,028	–
Interest income receivable	8,221	60,320	29,589	4,672	6,901
Dividend income receivable	–	–	934	–	–
Receivable for fund shares sold	–	–	–	774	37
Receivable for securities sold	3,750	–	3,271	–	–
Receivable from investment adviser	30	303	181	59	70
Prepaid and other assets	2	17	12	1	2
Total Assets	1,607,379	11,596,995	7,346,939	1,904,631	2,379,017

LIABILITIES:
Cash overdraft	–	–	–	–	9
Payable for securities purchased	–	245,220	1,025	61,961	–
Payable for fund shares redeemed	262	15,446	4,658	5,000	–
Distributions payable to shareholders	2,757	25,017	13,337	3,783	4,079
Payable to affiliates:
Investment advisory fees	123	868	561	142	180
Co-administration fees	46	326	210	53	68
Custody and accounting fees	7	74	29	6	8
Transfer agent fees	31	217	140	36	45
Trustee fees	6	51	31	4	6
Accrued other liabilities	61	417	312	44	65
Total Liabilities	3,293	287,636	20,303	71,029	4,460

Net Assets	$1,604,086	$11,309,359	$7,326,636	$1,833,602	$2,374,557

ANALYSIS OF NET ASSETS:
Capital stock	$1,603,898	$11,330,423	$7,325,541	$1,833,559	$2,374,520
Accumulated undistributed net investment income	188	182	1,095	43	37
Accumulated net realized gains	–	–	–	–	–
Net unrealized depreciation	–	(21,246)	–	–	–
Net Assets	$1,604,086	$11,309,359	$7,326,636	$1,833,602	$2,374,557

Shares Outstanding ($.0001 par value, unlimited authorization)	1,603,923	11,330,441	7,325,552	1,833,591	2,374,559
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

(1)	Certain defaulted securities reflect the fair market value rather than amortized cost. Investments at cost are $7,762,341.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   7   MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2008

	CALIFORNIA		MUNICIPAL	U.S. GOVERNMENT	U.S. GOVERNMENT
	MUNICIPAL MONEY	MONEY	MONEY	MONEY	SELECT MONEY
Amounts in thousands	MARKET FUND	MARKET FUND	MARKET FUND	MARKET FUND	MARKET FUND

INVESTMENT INCOME:
Interest income	$43,977	$543,927	$198,504	$45,815	$57,270
Dividend income	–	–	2,850	–	–
Total Investment Income	43,977	543,927	201,354	45,815	57,270

EXPENSES:
Investment advisory fees	5,342	44,793	23,804	4,089	5,212
Co-administration fees	2,004	16,797	8,927	1,534	1,955
Custody and accounting fees	308	2,381	1,249	260	302
Transfer agent fees	1,336	11,198	5,951	1,022	1,303
Registration fees	16	86	62	37	29
Printing fees	46	325	239	29	46
Professional fees	45	317	243	30	45
Trustee fees and expenses	19	138	101	13	19
Shareholder servicing fees	–	–	–	75	–
Other	37	263	188	26	38

Total Expenses	9,153	76,298	40,764	7,115	8,949
Less expenses reimbursed by investment adviser	(1,776)	(14,364)	(7,886)	(1,394)	(1,777)
Less custodian credits	(31)	(343)	(147)	(98)	(5)
Net Expenses	7,346	61,591	32,731	5,623	7,167

Net Investment Income	36,631	482,336	168,623	40,192	50,103

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on investments	181	300	1,095	58	37
Net change in unrealized depreciation on investments	–	(21,246)	–	–	–
Net Gains (Losses) on Investments	181	(20,946)	1,095	58	37

Net Increase in Net Assets Resulting from Operations	$36,812	$461,390	$169,718	$40,250	$50,140

See Notes to the Financial Statements.
MONEY MARKET FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA				MUNICIPAL		U.S. GOVERNMENT		U.S. GOVERNMENT
	MUNICIPAL MONEY		MONEY		MONEY		MONEY		SELECT MONEY
	MARKET FUND		MARKET FUND		MARKET FUND		MARKET FUND		MARKET FUND
Amounts in thousands	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
OPERATIONS:
Net investment income	$36,631	$34,609	$482,336	$499,690	$168,623	$174,665	$40,192	$35,648	$50,103	$46,966
Net realized gains on investments	181	251	300	6	1,095	448	58	1	37	–
Net change in unrealized depreciation	–	–	(21,246)	–	–	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	36,812	34,860	461,390	499,696	169,718	175,113	40,250	35,649	50,140	46,966

CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	332,922	248,676	161,209	2,042,541	1,454,895	254,779	1,010,625	106,188	1,357,344	(116,163)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	332,922	248,676	161,209	2,042,541	1,454,895	254,779	1,010,625	106,188	1,357,344	(116,163)

DISTRIBUTIONS PAID:
From net investment income	(36,875)	(35,153)	(482,455)	(499,690)	(169,052)	(174,666)	(40,192)	(35,648)	(50,103)	(46,966)
Total Distributions Paid	(36,875)	(35,153)	(482,455)	(499,690)	(169,052)	(174,666)	(40,192)	(35,648)	(50,103)	(46,966)

Total Increase (Decrease) in Net Assets	332,859	248,383	140,144	2,042,547	1,455,561	255,226	1,010,683	106,189	1,357,381	(116,163)
NET ASSETS:
Beginning of year	1,271,227	1,022,844	11,169,215	9,126,668	5,871,075	5,615,849	822,919	716,730	1,017,176	1,133,339
End of year	$1,604,086	$1,271,227	$11,309,359	$11,169,215	$7,326,636	$5,871,075	$1,833,602	$822,919	$2,374,557	$1,017,176

Accumulated Undistributed Net Investment Income	$188	$251	$182	$1	$1,095	$429	$43	$–	$37	$–

(1)	The number of shares approximates the dollar amount of transactions.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   9    MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS
CALIFORNIA MUNICIPAL MONEY MARKET FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.03	0.02	0.01	0.01
Total from Investment Operations	0.03	0.03	0.02	0.01	0.01

LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)
Total Distributions Paid	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (1)	2.83%	3.06%	2.22%	0.92%	0.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,604,086	$1,271,227	$1,022,844	$908,547	$762,143
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.69%	0.69%	0.78%	0.79%	0.78%
Net investment income, net of waivers, reimbursements and credits	2.75%	2.97%	2.20%	0.94%	0.55%
Net investment income, before waivers, reimbursements and credits	2.61%	2.83%	1.97%	0.70%	0.32%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
MONEY MARKET FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
MONEY MARKET FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04	0.05	0.03	0.01	0.01
Net realized and unrealized gains (losses)	– (2)	–	–	–	–
Total from Investment Operations	0.04	0.05	0.03	0.01	0.01

LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)
Total Distributions Paid	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (1)	4.42%	4.79%	3.27%	1.22%	0.68%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,309,359	$11,169,215	$9,126,668	$7,896,730	$7,435,384
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.68%	0.68%	0.78%	0.79%	0.78%
Net investment income, net of waivers, reimbursements and credits	4.32%	4.71%	3.26%	1.22%	0.68%
Net investment income, before waivers, reimbursements and credits	4.19%	4.58%	3.03%	0.98%	0.45%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   11   MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued
MUNICIPAL MONEY MARKET FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.03	0.02	0.01	0.01
Total from Investment Operations	0.03	0.03	0.02	0.01	0.01

LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)
Total Distributions Paid	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (1)	2.93%	3.08%	2.26%	0.96%	0.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,326,636	$5,871,075	$5,615,849	$4,580,691	$4,719,992
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.68%	0.68%	0.78%	0.79%	0.78%
Net investment income, net of waivers, reimbursements and credits	2.84%	3.04%	2.24%	0.95%	0.58%
Net investment income, before waivers, reimbursements and credits	2.71%	2.91%	2.01%	0.71%	0.35%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
MONEY MARKET FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
U.S. GOVERNMENT MONEY MARKET FUND

Selected per share data	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.05		0.03		0.01		0.01
Total from Investment Operations	0.04		0.05		0.03		0.01		0.01

LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)		(0.05)		(0.03)		(0.01)		(0.01)
Total Distributions Paid	(0.04)		(0.05)		(0.03)		(0.01)		(0.01)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return (1)	4.24%		4.74%		3.22%		1.19%		0.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,833,602		$822,919		$716,730		$571,858		$622,462
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.55	%(2)	0.55	%(2)	0.55	%(2)	0.55	%(2)	0.55%
Expenses, before waivers, reimbursements and credits	0.70%		0.70%		0.81%		0.80%		0.82%
Net investment income, net of waivers, reimbursements and credits	3.94%		4.65%		3.22%		1.17%		0.66%
Net investment income, before waivers, reimbursements and credits	3.79%		4.50%		2.96%		0.92%		0.39%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $98,000, $73,000, $60,000, and $50,000 which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2008, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    13   MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,
U.S. GOVERNMENT SELECT MONEY MARKET FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04	0.05	0.03	0.01	0.01
Total from Investment Operations	0.04	0.05	0.03	0.01	0.01

LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)
Total Distributions Paid	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (1)	4.16%	4.66%	3.17%	1.16%	0.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,374,557	$1,017,176	$1,133,339	$1,186,119	$924,881
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses, before waivers, reimbursements and credits	0.69%	0.69%	0.79%	0.79%	0.79%
Net investment income, net of waivers, reimbursements and credits	3.85%	4.56%	3.21%	1.22%	0.61%
Net investment income, before waivers, reimbursements and credits	3.71%	4.42%	2.97%	0.98%	0.37%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
MONEY MARKET FUNDS   14    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5%
California – 93.2%
ABAG Finance Authority for Nonprofit Corp. Coros California COPS VRDB, Series 2000, Episcopal Homes Foundation (Wells Fargo Bank N.A. LOC),
1.95%, 4/8/08	$995	$995
ABAG Finance Authority for Nonprofit Corp. Coros California Revenue VRDB, Jewish Home San Francisco (Allied Irish Bank LOC),
0.95%, 4/1/08	2,440	2,440
ABAG Finance Authority for Nonprofit Corp. Coros California Revenue VRDB, Series 2002, Jackson Labs (Bank of America N.A. LOC),
2.19%, 4/8/08	6,510	6,510
ABAG Finance Authority for Nonprofit Corp. Coros California Revenue VRDB, Series 2004, Thacher Schools,
2.22%, 4/8/08	3,300	3,300
ABAG Finance Authority for Nonprofit Corp. Coros California Revenue VRDB, Series 2005, Institute for Defense Analyses (AMBAC Insured),
5.25%, 4/8/08	3,000	3,000
ABAG Finance Authority for Nonprofit Corp. Multifamily Revenue Refunding VRDB, Series 2002A, Amber Court Apartments (FNMA Gtd.),
1.94%, 4/8/08	5,600	5,600
ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2004, California Senior Living, Elder Care Alliance (Lloyds TSB Bank LOC),
1.93%, 4/8/08	8,615	8,615
ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2007, 899 Charleston Project (Bank of America N.A. LOC),
1.02%, 4/1/08	12,500	12,500
ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series 2007, Oshman Family Jewish Community (Bank of America N.A. LOC),
1.02%, 4/1/08	5,000	5,000
ABAG Finance Authority for Nonprofit Corp. Revenue VRDB, Series A, Elder Care Alliance (Citibank N.A. LOC),
1.93%, 4/8/08	20,350	20,350
Affordable Housing Agency Multifamily Revenue VRDB, Series 2003A, Westridge Hilltop (FNMA Insured),
1.94%, 4/8/08	4,345	4,345
Alameda-Contra Costa Schools Financing Authority COPS, Series 2002J, Capital Improvement Project (KBC Bank N.V. LOC),
1.98%, 4/8/08	5,055	5,055
Alameda-Contra Costa Schools Financing Authority COPS, Series 2002K, Capital Improvement Project (KBC Bank N.V. LOC),
1.93%, 4/8/08	3,300	3,300
Bay Area Toll Authority Toll Bridge Revenue VRDB, Series 2007 G2, San Francisco Bay Area Toll Authority (AMBAC Insured),
2.45%, 4/8/08	53,500	53,500
California Community College League Financing Authority TRANS, Series 2007-A,
4.50%, 6/30/08	14,000	14,028
California Educational Facilities Authority Revenue Bonds, University of Southern California, Series 2003-45A, Soc Gen Municipal Trust Receipts, (1)
2.21%, 4/8/08	5,000	5,000
California Educational Facilities Authority Revenue VRDB, Series 2005B, Pomona College,
1.90%, 4/8/08	5,100	5,100
California Educational Facilities Authority Revenue VRDB, Series 2005, University of San Francisco (Bank of America N.A. LOC),
1.95%, 4/8/08	1,200	1,200
California Health Facilities Financing Authority Revenue VRDB, Series 2002, Adventist Health Systems (Wachovia Bank N.A. LOC),
0.90%, 4/1/08	3,600	3,600
California Health Facilities Financing Authority Revenue VRDB, Series 2004J, Catholic Healthcare West (Bank of America N.A. LOC),
1.92%, 4/8/08	5,800	5,800

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5% continued

California – 93.2% continued

California Health Facilities Financing Authority Revenue VRDB, Series 2004K, Catholic Healthcare West (Bank of America N.A. LOC),
1.77%, 4/8/08	$18,750	$18,750
California Health Facilities Financing Authority Revenue VRDB, Series 2006C, Kaiser Permanente,
1.96%, 4/8/08	14,100	14,100
California Infrastructure and Economic Development Bank Revenue VRDB, Series 2002, Academy of Motion Pictures Arts and Sciences (AMBAC Insured),
5.25%, 4/8/08	7,000	7,000
California Infrastructure and Economic Development Bank Revenue VRDB, Series 2003D, J Paul Getty Trust,
0.90%, 4/1/08	2,525	2,525
California Infrastructure and Economic Development Bank Revenue VRDB, Series 2007, Thacher School Project,
2.22%, 4/8/08	12,000	12,000
California Infrastructure and Economic Development Bank Revenue Refunding VRDB, Series A1, J Paul Getty Trust,
1.70%, 4/1/09	4,800	4,800
California Infrastructure and Economic Development Bank Revenue Refunding VRDB, Series A2, J Paul Getty Trust,
1.70%, 4/1/09	8,500	8,500
California Infrastructure and Economic Development Bank Revenue Refunding VRDB, Series A3, J Paul Getty Trust,
1.70%, 4/1/09	6,000	6,000
California Infrastructure and Economic Development Bank Revenue Refunding VRDB, Series A4, J Paul Getty Trust,
1.70%, 4/1/09	6,000	6,000
California Municipal Finance Authority Revenue Bonds, Series 2007, Vacaville Christian Schools (Allied Irish Bank LOC),
1.93%, 4/8/08	7,000	7,000
California Pollution Control Financing Authority Revenue Refunding Bonds, Series 1996-C, Pacific Gas and Electric (JPMorgan Chase Bank LOC),
0.90%, 4/1/08	2,600	2,600
California Pollution Control Financing Authority Revenue Refunding Bonds, Series 1996-E, Pacific Gas and Electric (JPMorgan Chase Bank LOC),
0.95%, 4/1/08	1,900	1,900
California Pollution Control Financing Authority Revenue Refunding VRDB, Series 2008, BP West Coast Production LLC,
0.90%, 4/1/08	6,400	6,400
California School Cash Reserve Program Authority Revenue COPS 2007-2008, Series A, TRANS,
4.25%, 7/1/08	28,000	28,042
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-2 (BNP Paribas LOC),
1.20%, 4/1/08	23,220	23,220
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-6 (State Street Bank and Trust LOC),
1.09%, 4/1/08	3,050	3,050
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002C-1 (Dexia Credit Local LOC),
1.72%, 4/8/08	9,200	9,200
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002C-3 (AMBAC Insured),
4.50%, 4/8/08	3,475	3,475
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002C-7 (FSA Corp. Insured),
1.75%, 4/8/08	49,740	49,740
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002C-16 (Bank of New York LOC),
1.86%, 4/8/08	7,800	7,800
California State Department of Water Resources and Power Supply Revenue VRDB, Subseries 2005F-5 (Citibank N.A. LOC),
1.20%, 4/1/08	650	650

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5% continued

California – 93.2% continued

California State Department of Water Resources and Power Supply Revenue VRDB, Subseries F-4 (Bank of America N.A. LOC),
0.90%, 4/1/08	$1,400	$1,400
California State Department of Water Resources and Power Supply Revenue VRDB, Subseries G-1 (Bank of Nova Scotia LOC),
1.72%, 4/8/08	11,850	11,850
California State Department of Water Resources and Power Supply Revenue VRDB, Subseries G-3 (FSA Corp. Insured),
1.75%, 4/8/08	14,300	14,300
California State Economic Recovery Revenue VRDB, Series 2004C-4,
1.05%, 4/1/08	200	200
Series 2004C-16 (FSA Corp. Insured),
1.75%, 4/8/08	27,260	27,260
California State G.O., Kindergarten-University, Series 2004A-8 (Citibank N.A. LOC),
1.75%, 4/8/08	3,800	3,800
Series 2004A-9 (Citibank N.A. LOC),
1.86%, 4/8/08	24,655	24,655
Series 2004B-6 (Citibank N.A. LOC),
1.70%, 4/8/08	18,000	18,000
California State G.O., Merrill P-Floats, Enhanced Return Puttable Floating Option Tax-Exempt Receipts, Series EC 1011, (1)
3.30%, 4/8/08	31,350	31,350
California State G.O., Series 2003B-4 Floating Rate Certificates (Bank of New York LOC),
1.75%, 4/8/08	2,000	2,000
California State G.O., Soc Gen Municipal Securities Trust Receipts SGC 6 Class A (Societe Generale LOC), (1)
2.27%, 4/8/08	49,000	49,000
California State G.O. VRDB, Series 2005B-6 (KBC Bank N.V. LOC),
0.90%, 4/1/08	500	500
California State G.O. VRDB, Series A, Subseries A-3 (Bank of America N.A. LOC),
1.92%, 4/8/08	36,600	36,600
California State RANS,
4.00%, 6/30/08	27,500	27,542
California State University Revenue CP Notes, Series 2001-A (State Street Bank and Trust LOC),
1.85%, 5/5/08	3,900	3,900
California Statewide Communities Development Authority COPS, Series 1995, Covenant Retirement Communities (Bank of America N.A. LOC),
1.95%, 4/8/08	7,400	7,400
California Statewide Communities Development Authority Multifamily Housing Revenue Refunding VRDB, Series 2005C, Chateau Project (FNMA Insured),
1.93%, 4/8/08	5,100	5,100
California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series A, Pine View Apartments (Citibank N.A. LOC),
1.96%, 4/8/08	5,000	5,000
California Statewide Communities Development Authority Revenue Bonds, Citigroup ROCS RR-II-R-854CE (Citibank N.A. Gtd.), (1)
2.25%, 4/8/08	21,240	21,240
California Statewide Communities Development Authority Revenue VRDB, Series 2000A, Jewish Federation (Allied Irish Bank LOC),
2.21%, 4/8/08	500	500
California Statewide Communities Development Authority Revenue VRDB, Series 2001, Senior Living Facility (Bank of New York LOC),
1.90%, 4/8/08	17,200	17,200
California Statewide Communities Development Authority Revenue VRDB, Series 2003, Morgan Hill Country School (Bank of America N.A. LOC),
1.95%, 4/8/08	1,600	1,600

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5% continued

California – 93.2% continued

California Statewide Communities Development Authority Revenue VRDB, Series 2003B, Kaiser Permanente Project,
1.96%, 4/8/08	$11,400	$11,400
Series 2004L, Kaiser Permanente Project,
1.96%, 4/8/08	19,550	19,550
California Statewide Communities Development Authority Revenue VRDB, Series 2006, Amern Baptist Homes West (Bank of America N.A. LOC),
1.90%, 4/8/08	17,200	17,200
California Statewide Communities Development Authority Revenue VRDB, Series 2006, Livermore Valley Arts Center Project (Bank of New York LOC),
1.92%, 4/8/08	5,000	5,000
California Statewide Communities Development Authority Revenue VRDB, Series 2007, Azusa Pacific University Project (Allied Irish Bank LOC),
2.19%, 4/8/08	20,000	20,000
California Statewide Communities Development Authority Revenue VRDB, Series 2008, Goodwill of Santa Cruz (Wells Fargo Bank N.A. LOC),
2.04%, 4/8/08	1,000	1,000
California Statewide Communities Development Authority Revenue VRDB, Series B, Presbyterian Homes (Bank of America N.A. LOC),
1.90%, 4/8/08	4,400	4,400
California Statewide Communities Development Authority Revenue VRDB, University of San Diego (BNP Paribas LOC),
2.19%, 4/8/08	22,650	22,650
City of Berkeley Revenue VRDB, Series 1993, Berkeley YMCA (Wells Fargo Bank N.A. LOC),
1.90%, 4/8/08	3,625	3,625
City of Hayward Multifamily Housing Revenue VRDB, Series 1984A, Shorewood Apartment Project (FNMA Gtd.),
2.05%, 4/8/08	13,200	13,200
Covina Redevelopment Agency Multifamily Revenue Refunding VRDB, Series 1994A, Shadowhills Apartments (FNMA LOC),
1.93%, 4/8/08	1,200	1,200
East Bay Municipal Utility District Water System Revenue Refunding VRDB, Subseries A-2,
1.75%, 4/8/08	10,000	10,000
Subseries A-3,
1.75%, 4/8/08	10,000	10,000
Subseries C-2,
1.75%, 4/8/08	7,500	7,500
Subseries C-3,
1.75%, 4/8/08	5,000	5,000
Subseries C-4,
1.92%, 4/8/08	12,000	12,000
East Bay Municipal Utility District Wastewater System Revenue Refunding VRDB, Subseries B-1,
1.92%, 4/8/08	6,950	6,950
Subseries B-2,
1.85%, 4/8/08	2,075	2,075
Subseries 2008-A,
1.90%, 4/8/08	3,000	3,000
Escondido Community Development Multifamily Housing Revenue Refunding Bonds, Series 1992A, Heritage Park Apartments Project (FNMA LOC),
1.94%, 4/8/08	350	350
Fremont Revenue VRDB COPS, Series 2001, Capital Improvement Financing Project (Bank of Nova Scotia LOC),
1.93%, 4/8/08	9,700	9,700
Fresno Multifamily Housing Revenue Refunding VRDB, Series 2001A, Heron Pointe Apartments (FNMA LOC),
1.93%, 4/8/08	2,575	2,575
Golden State Tobacco Securitization Corp. Revenue Bonds, Series 2007 C95, Wachovia MERLOTS, Tobacco Settlement, (1)
2.28%, 4/8/08	21,935	21,935

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5% continued

California – 93.2% continued

Grand Terrace Community Redevelopment Multifamily Revenue Bonds, Series 1985A, Mount Vernon Villas Project (FNMA LOC),
1.94%, 4/8/08	$12,125	$12,125
Huntington Beach Multifamily Housing Revenue Refunding VRDB, Huntington Remarket (FNMA LOC),
1.94%, 4/8/08	13,975	13,975
Livermore Multifamily Housing Revenue Refunding VRDB, Series 1990, Diablo Vista Apartments (FNMA LOC),
1.94%, 4/8/08	3,600	3,600
Livermore Multifamily Housing Finance Authority Revenue Refunding VRDB, Series 1992A, Richards Manor Project (FNMA LOC),
1.94%, 4/8/08	3,070	3,070
Long Beach Housing Authority Multifamily Revenue Refunding VRDB, Series 1998, Channel Point Apartments (FNMA Gtd.),
1.94%, 4/8/08	7,900	7,900
Los Angeles Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Series 2002, Grand Promenade Project (FHLMC Gtd.),
1.93%, 4/8/08	18,100	18,100
Los Angeles Convention and Exhibition Center Authority Lease Revenue Refunding VRDB, Series 2003D (AMBAC Insured),
4.75%, 4/8/08	1,300	1,300
Los Angeles COPS, Series 2004A, Village School, Inc. (Allied Irish Bank LOC),
2.16%, 4/8/08	6,345	6,345
Los Angeles County G.O. TRANS, Series 2007,
4.50%, 6/30/08	32,595	32,663
Los Angeles County Multifamily Housing Authority Revenue VRDB, Series 1985B, Malibu Canyon Apartments (FHLMC LOC),
1.95%, 4/8/08	8,000	8,000
Los Angeles Department of Water and Power Waterworks Revenue Bonds, Series 2001B-1,
1.60%, 4/8/08	4,000	4,000
Los Angeles Department of Water and Power Waterworks Revenue VRDB, Series 2001B-3,
1.75%, 4/8/08	7,000	7,000
Los Angeles Multifamily Revenue Refunding VRDB, Series 1991, Mountainback I Apartments Project (FHLMC LOC),
1.95%, 4/8/08	7,840	7,840
Los Angeles Water and Power Revenue VRDB, Subseries A-8,
1.86%, 4/8/08	9,000	9,000
Metropolitan Water District of Southern California Revenue Bonds, Series 2005-66, ABN AMRO Munitops Certificate Trust (FSA Corp. Insured), (1)
2.21%, 4/8/08	16,685	16,685
Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series 1999B,
1.75%, 4/8/08	7,100	7,100
Metropolitan Water District of Southern California Waterworks Revenue Refunding Bonds, Series 2003C-3,
1.92%, 4/8/08	9,570	9,570
Metropolitan Water District of Southern California Waterworks Revenue Refunding VRDB, Series 2003C2,
1.70%, 4/8/08	2,620	2,620
Series 2004C,
1.50%, 4/8/08	5,000	5,000
Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series 2000B-3,
0.92%, 4/1/08	4,900	4,900
Series 2001C-1,
1.10%, 4/1/08	11,800	11,800
Series 2005B-2,
1.10%, 4/1/08	20,730	20,730
MSR Public Power Agency Revenue Bonds, Series 1998F, San Juan Project, Sub Lien (MBIA Insured),
2.05%, 4/1/08	2,800	2,800

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5% continued

California – 93.2% continued

Oakland G.O. Bonds, Series 2003-A, ABN AMRO Munitops Certificate Trust 2004-22 (MBIA Insured), (1)
3.01%, 4/8/08	$8,935	$8,935
Oakland Revenue Bonds, MERLOTS Series 2000M (AMBAC Insured), (1)
5.98%, 4/8/08	3,000	3,000
Ohlone Community College, Series 2005B, ABN AMRO Munitops Certificate Trust 2005-43 (FSA Corp. Insured), (1)
2.21%, 4/8/08	29,690	29,690
Orange County Development Revenue Refunding Bonds, Series 1997A, Larkspur Canyon Apartments (FNMA LOC),
1.94%, 4/8/08	7,435	7,435
Orange County Development Revenue Refunding VRDB, Issue G of 1998 Series 3, WLCO LF Partners (FNMA LOC),
1.94%, 4/8/08	14,800	14,800
Orange County Housing Authority Revenue Refunding VRDB, Series 1998I, Oasis Martinique (FNMA Gtd.),
1.94%, 4/8/08	12,900	12,900
Orange County Sanitation District COPS, Series 2000-A,
1.10%, 4/1/08	500	500
Orange County Water District COPS, Series 2003A,
1.93%, 4/8/08	600	600
Oxnard Financing Authority Lease Revenue VRDB, Civic Center Phase 2 Project (AMBAC Insured),
4.75%, 4/8/08	10,640	10,640
Pittsburg Redevelopment Agency Tax Allocation VRDB, Series 2004A, Los Medanos Community (AMBAC Insured),
5.00%, 4/1/08	3,700	3,700
Richmond Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Series A, Summit Hilltop (FNMA Gtd.),
1.94%, 4/8/08	1,480	1,480
Riverside County Community Facilities District Number 88-4 VRDB, Special Tax Refunding Bonds (Comerica Bank LOC),
2.05%, 4/8/08	2,250	2,250
Riverside County Multifamily Housing Authority Revenue Refunding VRDB, Series C, Tyler Springs Apartments (FNMA Gtd.),
1.94%, 4/8/08	8,250	8,250
Riverside County Teeter Obligation Revenue Bonds, CP Notes, Series 2007-B (Bank of Nova Scotia LOC),
2.10%, 4/2/08	20,000	20,000
Riverside County Teeter Obligation Revenue Bonds, CP Notes, Series 2007-B (Bank of Nova Scotia LOC),
2.18%, 4/2/08	7,500	7,500
Rohnert Park Multifamily Housing Revenue Refunding Bonds, Series 1995A, Crossbrook Apartments (FNMA Gtd.),
1.94%, 4/8/08	7,900	7,900
Sacramento County Housing Authority Multifamily Revenue Refunding VRDB, Series A, Bent Tree Apartments (FNMA Gtd.),
1.93%, 4/8/08	6,900	6,900
Sacramento County Housing Authority Multifamily Revenue Refunding VRDB, Series 2004C-2, Seasons of Winter (FHLMC Gtd.),
1.95%, 4/8/08	3,100	3,100
Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Series 99, River C (FNMA LOC),
1.94%, 4/8/08	6,400	6,400
Sacramento County Multifamily Housing Revenue Refunding VRDB, Series 2004B, Woodbridge Apartments (FNMA Gtd.),
1.93%, 4/8/08	7,200	7,200
Sacramento County Multifamily Housing Revenue VRDB, Series 2007-B, River Pointe Apartments (FNMA Gtd.),
1.93%, 4/8/08	5,300	5,300
Sacramento County Sanitation District Financing Authority Revenue Bonds, MERLOTS Series 2000-SSS (Collateralized by U.S. Government Securities), (1)
2.23%, 4/8/08	7,500	7,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5% continued

California – 93.2% continued

Salinas Economic Development Revenue VRDB, Series 2007A, Monterey County Public Building (Bank of New York LOC),
2.26%, 4/8/08	$18,655	$18,655
San Bernardino County Housing Authority Multifamily Revenue Refunding VRDB, Montclair Heritage Project (FHLB of San Francisco LOC),
2.06%, 4/8/08	1,000	1,000
San Bernardino County Housing Authority Multifamily Revenue Refunding VRDB, Series 1993-A, Alta Loma Heritage (FHLB of San Francisco LOC),
2.06%, 4/8/08	7,264	7,264
San Bernardino County Multifamily Revenue Refunding VRDB, Series 2004A, Housing Mortgage Mountain View (FNMA LOC),
1.94%, 4/8/08	7,110	7,110
San Diego County and School District TRANS, Series 2007A,
4.50%, 6/30/08	19,000	19,041
San Diego Unified School District G.O., Series 2007A, TRANS,
4.50%, 7/22/08	19,000	19,047
San Francisco City and County Finance Corp. Lease Revenue Bonds, Series 2000-1, Moscone Center Expansion Project (AMBAC Insured),
5.00%, 4/8/08	4,665	4,665
San Francisco City and County G.O. VRDB, Series 2005D, Laguna Honda Hospital (MBIA Insured),
4.50%, 4/8/08	8,100	8,100
San Francisco City and County Multifamily Housing Revenue Refunding VRDB, Series 2000-A, Post Towers (FHLMC Insured),
1.94%, 4/8/08	13,300	13,300
San Francisco City and County Redevelopment Agency Multifamily Housing Revenue VRDB, Series 1985A, Bayside Village Project (JPMorgan Chase Bank LOC),
1.95%, 4/8/08	8,400	8,400
San Francisco City and County Redevelopment Agency Multifamily Housing Revenue VRDB, Series 1985B, Bayside Village Project (JPMorgan Chase Bank LOC),
1.95%, 4/8/08	18,350	18,350
San Jose Multifamily Housing Revenue Refunding VRDB, Series A, Kimberly Woods Apartments (FHLMC LOC),
1.94%, 4/8/08	16,050	16,050
Sequoia Unified High School District G.O. Bonds, Series 2003-2, ABN AMRO Munitops Certificate Trust (MBIA Insured), (1)
2.26%, 4/8/08	30,945	30,945
Tahoe Forest Hospital District Revenue VRDB, Series 2002, Pacer County Health Facility (U.S. Bank N.A. LOC),
1.15%, 4/1/08	1,645	1,645
Upland California Apartment Development Revenue Refunding VRDB, Series 1998-A, Mountain Springs (FNMA Insured),
1.94%, 4/8/08	6,000	6,000
Watereuse Finance Authority Revenue VRDB (FSA Corp. Insured),
1.90%, 4/8/08	5,945	5,945
Western Placer Unified School District COPS, Series 2003 (Bank of America N.A. LOC),
2.00%, 4/8/08	4,930	4,930

		1,495,247
Florida – 0.8%
Jacksonville Florida Electric System Power Revenue VRDB, Series Three B-2,
2.07%, 4/8/08	12,100	12,100
Puerto Rico – 5.5%
Commonwealth of Puerto Rico G.O. Refunding VRDB, Series 2007 A-2, Public Improvement (FSA Corp. Insured),
2.05%, 4/8/08	10,000	10,000
Commonwealth of Puerto Rico TRANS, Series 2007 (Bank of Nova Scotia LOC),
4.25%, 7/30/08	10,000	10,027

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 99.5% continued

Puerto Rico – 5.5% continued

Puerto Rico Aqueduct and Sewer Authority Revenue Bonds, Citigroup ROCS RR-II-R-10001CE (Citigroup, Inc., Gtd.), (1)
2.27%, 4/8/08	$36,000	$36,000
Puerto Rico Highway and Transportation Authority Revenue Bonds, Citigroup ROCS RR-II-R-10315CE (Citigroup, Inc., Gtd.), (1)
2.24%, 4/8/08	16,800	16,800
Puerto Rico Public Buildings Authority Revenue Refunding VRDB, Series 2007 M-3, Government Facilities (MBIA Insured),
2.80%, 4/8/08	15,150	15,150

		87,977

Total Municipal Investments

(Cost $1,595,324)		1,595,324

Total Investments – 99.5%

(Cost $1,595,324) (2)		1,595,324

Other Assets less Liabilities – 0.5%		8,762

NET ASSETS – 100.0%		$1,604,086

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	The cost for federal income tax purposes was $1,595,324.

At March 31, 2008, the industry sectors (unaudited) for the California Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment and Housing and Real Estate	15.0%
Air, Water Services and Solid Waste Management	8.9
Educational Services	7.6
Electric Services, Gas and Combined Utilities	11.9
Executive, Legislative and General Government	31.7
Health Services and Residential Care	7.8
Urban and Community Development and Social Services	7.5
All other sectors less than 5%	9.6

Total	100.0%

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED NOTES – 1.3%
International Receivables – 1.3%
Arkle Master Issuer PLC, FRN, Series 2007-1A, Class 1A, (1)
2.80%, 4/17/08	$40,000	$40,000
Granite Master Issuer PLC, FRN, Series 2007-2, Class 4A1,
2.80%, 4/17/08	20,000	20,000
Interstar Millennium Trust, FRN, Series 2006-2GA, Class A1, (1)
2.63%, 4/28/08	31,858	31,858
Paragon Mortgages PLC, FRN, Series 12A, Class A1, (1)
2.81%, 4/15/08	30,961	30,961
Westpac Securitization Trust, FRN, Series 2007-1G, Class A1, (1)
3.04%, 5/21/08	22,351	22,351

		145,170

Total Asset-Backed Notes

(Cost $145,170)		145,170

CERTIFICATES OF DEPOSIT – 18.6%
Domestic Depository Institutions – 2.5%
Bank of America, New York,
2.86%, 7/30/08	50,000	50,000
Citibank, New York,
3.05%, 5/8/08	75,000	75,000
HSBC Bank, USA,
4.93%, 7/9/08	74,000	74,000
State Street Bank, Boston,
4.52%, 4/4/08	87,000	87,000

		286,000
Foreign Depository Institutions – 16.1%
ABN AMRO, London Branch,
5.32%, 5/27/08	30,000	30,000
Allied Irish Bank, London,
5.44%, 6/16/08	40,000	40,000
Australia & New Zealand Bank, New York,
4.90%, 4/3/08	50,000	50,000
Bank of Montreal, Chicago, FRCD,
2.39%, 4/1/08	60,000	60,000
Bank of Scotland PLC, Halifax Branch,
5.00%, 10/14/08	10,000	10,000
Bank of Scotland PLC, London,
2.94%, 8/4/08	40,000	40,000
Bank of Scotland PLC, New York Branch,
5.35%, 6/4/08	35,000	35,000
4.60%, 7/29/08	50,000	50,000
Barclays Bank, New York Branch,
5.16%, 4/3/08	50,000	50,000
5.30%, 5/22/08	25,000	25,000
4.43%, 7/7/08	65,000	65,000
4.77%, 7/25/08	70,000	70,000
BNP Paribas S.A., London Branch,
3.75%, 6/17/08	50,000	50,000
4.10%, 7/11/08	85,000	85,000
2.93%, 8/5/08	30,000	30,000
Credit Agricole S.A., London Branch,
4.91%, 10/9/08	45,000	45,000
4.97%, 10/14/08	10,000	10,000
Credit Suisse First Boston, New York Branch,
5.25%, 4/11/08	30,000	30,000
Deutsche Bank, London Branch, FRCD,
2.41%, 4/1/08	20,000	20,000
Deutsche Bank, New York Branch,
2.85%, 8/4/08	50,000	50,000
Lloyds Bank, New York,
4.36%, 4/7/08	45,000	45,000
3.95%, 4/15/08	665,000	65,000
4.90%, 7/9/08	40,000	40,000
National Australia Bank, London Branch,
4.35%, 4/10/08	50,000	50,000
5.40%, 6/12/08	40,000	40,000
2.85%, 8/8/08	30,000	30,000
National Bank of Canada, New York, FRCD,
3.08%, 4/2/08	100,000	100,000
Nordea Bank Finland, New York,
5.26%, 4/11/08	28,000	28,000
5.30%, 5/22/08	50,000	50,000
Royal Bank of Canada, New York Branch,
4.90%, 4/3/08	50,000	50,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CERTIFICATES OF DEPOSIT – 18.6% continued

Foreign Depository Institutions – 16.1% continued

Royal Bank of Scotland, London Branch,
4.23%, 7/10/08	$78,000	$78,000
Royal Bank of Scotland, New York Branch,
2.90%, 8/4/08	25,000	25,000
Societe Generale, London Branch,
4.40%, 7/8/08	75,000	75,000
4.05%, 7/14/08	50,000	50,000
3.77%, 7/22/08	50,000	50,000
Toronto Dominion Bank, New York Branch,
4.02%, 7/14/08	115,000	115,000
UBS AG, Stamford Branch,
5.25%, 4/10/08	20,000	20,000
4.90%, 6/11/08	60,000	60,053

		1,816,053

Total Certificates of Deposit

(Cost $2,102,053)		2,102,053

COMMERCIAL PAPER – 5.8%
Auto Receivables – 0.9%
FCAR1 Owner Trust,
3.40%, 4/1/08	100,000	100,000
Chemicals and Allied Products – 0.3%
Pfizer, Inc.,
4.53%, 4/28/08	30,000	29,898
Foreign Depository Institutions – 0.5%
Greenwich Capital Holdings,
3.95%, 4/24/08	60,000	59,849
Multi-Seller Conduits – 2.0%
Legacy Capital LLC, (1)
3.75%, 4/1/08	50,000	50,000
Lexington Parker Capital,
3.50%, 4/1/08	39,004	39,004
4.60%, 4/7/08, FRCP	135,000	134,999

		224,003
Non–Depository Personal Credit – 2.1%
General Electric Capital Corp.,
4.76%, 7/1/08	50,000	49,398
3.93%, 7/8/08	60,000	59,358
4.61%, 7/15/08	75,000	73,991
2.84%, 7/29/08	60,000	59,437

		242,184

Total Commercial Paper

(Cost $655,934)		655,934

CORPORATE NOTES/BONDS – 17.5%
Bank Holding Companies – 0.4%
Citigroup Funding, Inc., FRN,
3.07%, 5/13/08	25,000	25,000
HSBC USA, Inc., FRN,
2.83%, 4/15/08	25,000	25,000

		50,000
Chemicals and Allied Products – 0.3%
BASF Finance Europe NV, FRN, (1)
3.88%, 4/21/08	40,000	40,000
Domestic Depository Institutions – 0.3%
National City Bank, FRN,
3.30%, 4/25/08	35,000	35,000
Foreign Depository Institutions – 4.9%
Allied Irish Banks PLC, FRN, (1)
2.54%, 4/21/08	40,000	40,000
Australia and New Zealand Banking Corp., FRN, (1)
3.09%, 4/7/08	25,000	25,000
2.62%, 4/23/08	21,000	21,000
3.00%, 6/5/08	70,000	70,000
Bank of Nova Scotia, FRN,
2.65%, 4/29/08	45,000	44,995
Credit Agricole, London, FRN, (1)
2.59%, 6/23/08	50,000	50,000
Danske Bank, FRN, (1)
2.51%, 4/21/08	39,000	38,999
Nordea Bank, Finland, New York, FRN, (1)
3.02%, 4/11/08	65,000	65,000
Royal Bank of Canada, FRN,
3.12%, 4/10/08	24,000	24,001

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE NOTES/BONDS – 17.5% continued

Foreign Depository Institutions – 4.9% continued

Royal Bank of Scotland PLC, New York Branch, FRN, (1)
2.61%, 4/21/08	$55,000	$55,000
UBS AG Stamford, FRN,
2.79%, 4/16/08	40,000	40,000
Westpac Banking Corp., FRN,
3.00%, 6/11/08	15,000	15,000
Westpac Banking Corp., New York, FRN, (1)
3.07%, 4/7/08	60,000	60,000

		548,995
Insurance Carriers – 1.9%
Allstate Life Global Funding II, FRN, (1)
2.92%, 4/16/08	25,000	25,000
Genworth Global Funding, FRN, (1)
3.00%, 4/11/08	40,000	40,000
ING Verzekeringen NV, FRN, (1)
3.10%, 4/4/08	55,000	55,000
MET Life Global Funding I, FRN, (1)
2.92%, 4/15/08	50,000	50,000
2.60%, 4/22/08	40,000	40,000

		210,000
Non-Depository Personal Credit – 1.6%
American Express Bank FSB, FRN,
3.08%, 4/7/08	20,000	20,000
2.75%, 4/18/08	40,000	39,999
General Electric Capital Corp., FRN,
2.62%, 4/24/08	65,000	65,000
HSBC Finance Corp., FRN,
3.10%, 4/7/08	30,000	30,000
2.66%, 4/24/08	25,000	25,000

		179,999
Security and Commodity Brokers – 2.9%
Bear Stearns Co., Inc., FRN,
3.19%, 4/7/08	20,000	20,000
Goldman Sachs, FRN, (1)
3.33%, 4/25/08	40,000	40,000
Merrill Lynch & Co., FRN,
3.19%, 4/4/08	40,000	40,000
2.92%, 4/18/08	50,000	50,000
2.61%, 4/24/08	25,000	25,000
3.06%, 5/22/08	35,000	35,000
Morgan Stanley, FRN,
2.94%, 4/15/08	22,000	22,000
2.74%, 4/28/08	92,800	92,801

		324,801
Structured Investment Vehicles – 5.2%
Asscher Finance Corp., FRN, (1)
2.57%, 6/25/08	40,000	40,000
Beta Finance, Inc., FRN, (1)
3.23%, 4/28/08	20,000	20,001
CC USA, Inc., FRN, (1)
3.04%, 5/20/08	40,000	39,998
Cullinan Finance Corp., (1)
5.36%, 4/15/08	50,000	50,000
3.30%, 4/25/08, FRN	48,000	47,998
5.35%, 5/15/08	50,000	50,000
Dorada Finance, Inc., (1)
2.59%, 4/25/08, FRN	35,000	35,000
5.32%, 5/27/08	20,000	20,000
Links Finance LLC, FRN, (1)
3.91%, 4/18/08	40,000	40,000
Sigma Finance, Inc., MTN, (1)
2.81%, 4/15/08, FRN	40,000	40,000
3.12%, 5/7/08, FRN	37,000	36,997
5.35%, 5/19/08	40,000	40,000
5.37%, 6/3/08	25,000	25,000
2.77%, 6/16/08, FRN	40,000	39,999
Whistlejacket Capital LLC, FRN, (1) †
5.15%, 4/21/08	35,000	26,250
2.50%, 5/20/08	20,000	15,000
3.81%, 7/23/08	30,000	22,500

		588,743

Total Corporate Notes/Bonds

(Cost $1,998,784)		1,977,538

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
EURODOLLAR TIME DEPOSITS – 11.8%
Domestic Depository Institutions – 1.0%
Bank of America, Toronto, Canada,
2.50%, 4/1/08	$60,000	$60,000
Wells Fargo Bank, N.A. – San Francisco, Grand Cayman,
2.50%, 4/1/08	50,000	50,000

		110,000
Foreign Depository Institutions – 10.8%
Banco Santander Centrale, Madrid,
3.30%, 4/1/08	135,000	135,000
Bank of Scotland PLC, London,
3.20%, 4/1/08	140,000	140,000
BNP Paribas, Paris,
3.05%, 4/1/08	144,000	144,000
Danske Bank, Copenhagen, Denmark,
3.50%, 4/1/08	200,000	200,000
Dexia Bank Belgium, Brussels,
3.25%, 4/1/08	145,000	145,000
Lloyds Bank, London,
3.38%, 4/2/08	225,000	225,000
Natixis, Paris,
3.20%, 4/1/08	100,000	100,000
Royal Bank of Canada, Toronto, Canada,
2.88%, 4/1/08	35,517	35,517
Royal Bank of Scotland, London,
3.00%, 4/1/08	100,000	100,000

		1,224,517

Total Eurodollar Time Deposits

(Cost $1,334,517)		1,334,517

U.S. GOVERNMENT AGENCIES – 4.6% (2)
Fannie Mae – 1.1%
FNMA Bond,
5.00%, 9/15/08	20,308	20,564
FNMA Discount Notes,
2.21%, 5/28/08	10,000	9,965
2.08%, 8/13/08	21,000	20,837
2.30%, 8/27/08	70,635	69,967

		121,333
Federal Home Loan Bank – 3.4%
FHLB Bonds,
5.13%, 8/21/08	62,000	62,686
2.74%, 2/12/09	50,000	50,000
2.85%, 2/13/09	45,000	45,000
2.38%, 2/25/09	24,700	24,808
2.63%, 2/27/09	16,000	16,118
2.65%, 2/27/09	20,000	20,137
2.39%, 3/18/09	41,000	41,066
FHLB Discount Notes,
2.45%, 4/2/08	18,810	18,808
2.39%, 4/9/08	26,600	26,586
2.49%, 5/14/08	2,940	2,931
2.40%, 6/4/08	20,000	19,914
2.22%, 6/6/08	39,665	39,504
2.08%, 9/12/08	19,000	18,820

		386,378
Freddie Mac – 0.1%
FHLMC Bond,
4.88%, 2/17/09	14,000	14,363

Total U.S. Government Agencies

(Cost $522,074)		522,074

U.S. GOVERNMENT OBLIGATIONS – 8.9%
U.S. Treasury Bills, – 0.5%
1.12%, 7/24/08	43,000	42,848
1.46%, 9/11/08	15,000	14,901

		57,749

U.S. Treasury Notes, – 8.4%
5.13%, 6/30/08	12,000	12,091
3.25%, 8/15/08	153,000	154,092
4.13%, 8/15/08	343,000	345,821
4.63%, 9/30/08	187,000	189,780
3.13%, 10/15/08	49,000	49,491
4.88%, 10/31/08	114,000	116,080

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT OBLIGATIONS – 8.9% continued

U.S. Treasury Notes, – 8.4% continued

4.75%, 12/31/08	$57,000	$58,432
3.25%, 1/15/09	20,000	20,273

		946,060

Total U.S. Government Obligations

(Cost $1,003,809)		1,003,809

Investments, at Amortized Cost

(Cost $7,762,341)		7,741,095
REPURCHASE AGREEMENTS – 33.4%
(Collateralized at a minimum of 102%) (3) Joint Repurchase Agreements – 0.3%
Morgan Stanley & Co., Inc., dated 3/31/08, repurchase price $13,958
1.75%, 4/1/08	13,958	13,958
Societe Generale – New York Branch, dated 3/31/08, repurchase price $6,979
1.50%, 4/1/08	6,979	6,979
UBS Securities LLC, dated 3/31/08, repurchase price $10,469
1.35%, 4/1/08	10,468	10,468

		31,405
(Collateralized at a minimum of 102%) (4) Repurchase Agreements – 33.1%
Bank of America N.A., dated 3/31/08, repurchase price $1,610,112
2.50%, 4/1/08	1,610,000	1,610,000
BNP Paribas Securities Corp., dated 3/31/08, repurchase price $610,042
2.45%, 4/1/08	610,000	610,000
Citigroup Global Markets, Inc., dated 3/31/08, repurchase price $950,066
2.50%, 4/1/08	950,000	950,000
Deutsche Bank Securities, Inc., dated 3/31/08, repurchase price $205,014
2.50%, 4/1/08	205,000	205,000
Goldman Sachs & Co., Inc., dated 3/31/08, repurchase price $335,026
2.75%, 4/1/08	335,000	335,000
Lehman Brothers, Inc., dated 3/31/08, repurchase price $38,771
3.01%, 4/1/08	38,768	38,768

		3,748,768

Total Repurchase Agreements

(Cost $3,780,173)		3,780,173

CAPITAL SUPPORT AGREEMENT — 0.0%
Northern Trust Corp.	$—	$—

Total Capital Support Agreement		$—

(Cost $—)		$—

Total Investments — 101.9%

(Cost $11,542,514) (5)		11,521,268

Liabilities less Other Assets — (1.9)%		(211,909)

NET ASSETS — 100.0%		$11,309,359

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	COUPON RATES	MATURITY DATES

U.S. Treasury Bonds	2.00% - 12.50%	8/15/14 - 4/15/29

U.S. Treasury Notes	1.88% - 3.38%	1/15/12 - 7/15/15

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	COUPON RATES	MATURITY DATES

FHLMC	1.24% - 6.50%	9/1/17 - 4/1/38

FNMA	3.46% - 7.00%	6/1/18 - 4/1/38

GNMA	0.00% - 5.00%	7/20/34 - 8/20/36

(5)	The cost for federal income tax purposes was $11,542,514.

Percentages shown are based on Net Assets.

†	Defaulted securities are valued by an independent pricing service and reflect a fair market value of such securities rather than amortized cost. Effective February 21, 2008, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (the “Agreement”) with the Northern Money Market Fund (the “Fund”). Under the agreement, the Corporation has committed to provide capital to the Fund, subject to a specified maximum amount, in the event that the Fund realizes a loss on the security, in an amount sufficient for the Fund to maintain its net asset value per share at no less than the minimum permissible net asset value, which is $0.9950. The Corporation will not receive any consideration from the Fund if it is required under the Agreement to make a capital contribution to the Fund. The Agreement will expire no later than July 31, 2008. The Fund treats the Agreement as an asset of the Fund in calculating its NAV.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2%
Alabama – 2.1%
Birmingham G.O. VRDB, Series 2004A, Capital Improvement Warrants (AMBAC Insured),
4.75%, 4/8/08	$21,195	$21,195
Columbia IDB PCR Refunding Bonds, Series 1995-C, Alabama Power Company Project,
1.45%, 4/1/08	9,600	9,600
Eutaw IDB PCR Refunding Bonds, Green County Project,
1.25%, 4/1/08	6,550	6,550
Homewood Educational Building Authority Revenue VRDB, Series 2007B, Educational Facilities Samford University (MBIA Insured),
3.00%, 4/8/08	22,355	22,355
Huntsville-Randolph School Educational Building Authority Lease Revenue VRDB, Series 2008, Randolph School Project (Compass Bank LOC),
2.32%, 4/8/08	8,500	8,500
McIntosh IDB Environmental Improvement Revenue Refunding Bonds, Series 1998D, CIBC Specialty Chemicals Corp.,
6.00%, 4/1/08	10,300	10,300
Mobile Spring Hill College Educational Building Authority Revenue VRDB, Series 2004B, Spring Hill College Project (Regions Bank LOC),
2.18%, 4/8/08	13,000	13,000
Montgomery IDB Pollution Control and Solid Waste Disposal Revenue Refunding VRDB, Series 2005, General Electric Co. Project (General Electric Co. Gtd.),
1.10%, 4/1/08	500	500
Taylor-Ryan Improvement District Number 2, Variable Improvement Bonds, Series 2005 (Wachovia Bank N.A. LOC),
2.26%, 4/8/08	15,880	15,880
University of Alabama Revenue VRDB, Series 2000B, Hospital (AMBAC Insured),
4.00%, 4/8/08	27,100	27,100
West Jefferson IDB PCR Refunding, Series 1998, Alabama Power Co. Project,
1.18%, 4/1/08	21,200	21,200

		156,180
Alaska – 0.9%
Valdez Marine Terminal Revenue Refunding Bonds, Series 1993A, Exxon Pipeline Co. Project,
0.90%, 4/1/08	26,700	26,700
Valdez Marine Terminal Revenue Refunding Bonds, Series 1993C, Exxon Pipeline Co. Project,
0.90%, 4/1/08	13,400	13,400
Valdez Marine Terminal Revenue Refunding Bonds, Series 2003A, BP Pipelines, Inc. Project (BP PLC Gtd.),
1.25%, 4/1/08	7,500	7,500
Valdez Marine Terminal Revenue Refunding Bonds, Series B, Exxon Pipelines Co. Project,
0.90%, 4/1/08	3,500	3,500
Valdez Marine Terminal Revenue Refunding VRDB, Series 2003B, BP Pipelines, Inc. Project,
1.25%, 4/1/08	13,900	13,900

		65,000
Arizona – 0.7%
Arizona Health Facilities Authority Revenue Bonds, Series 2003B-2, The Terraces Project (Lloyds TSB Bank LOC),
2.06%, 4/8/08	6,400	6,400
Phoenix IDA Multifamily Housing Revenue Refunding VRDB, Series 1999, Southwest Village Apartments Project (FNMA Gtd.),
2.14%, 4/8/08	3,300	3,300
Pima County IDA Multifamily Housing Revenue Refunding VRDB, Series 2001, Eastside Place Apartments (FNMA LOC),
2.13%, 4/8/08	1,490	1,490

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Arizona – 0.7% continued

Pima County IDA Revenue VRDB, Series 2002A, Senior Living Facilities La Posada (Bank of America N.A. LOC),
2.05%, 4/8/08	$8,100	$8,100
Salt River Project Agricultural Improvement and Power District Revenue Bonds, Citigroup Eagle Series 2006-14, (1)
2.25%, 4/8/08	8,700	8,700
Tempe IDA Senior Living Revenue VRDB, Series 2002C, Friendship Village Project (Fortis Bank LOC),
2.07%, 4/8/08	17,600	17,600
Tuscon IDA Revenue VRDB, Series 2002A, Family Housing Resources Projects (FNMA LOC),
2.28%, 4/8/08	2,200	2,200

		47,790
California – 2.1%
California Communities Note Program TRANS, Series 2007 A-1,
4.50%, 6/30/08	20,000	20,041
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-2 (BNP Paribas LOC),
1.20%, 4/1/08	18,200	18,200
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002C-7 (FSA Corp. Insured),
1.75%, 4/8/08	6,450	6,450
California State Department of Water Resources and Power Supply Revenue VRDB, Subseries 2005F-5 (Citibank N.A. LOC),
1.20%, 4/1/08	1,150	1,150
California State Economic Recovery Revenue VRDB, Series 2004C-16 (FSA Corp. Insured),
1.75%, 4/8/08	3,400	3,400
California State G.O., Kindergarten-University, Series 2004A-8 (Citibank N.A. LOC),
1.75%, 4/8/08	9,045	9,045
California State G.O., Series 2003B-4 Floating Rate Certificates (Bank of New York LOC),
1.75%, 4/8/08	450	450
California State G.O., Series 2004A1, Kindergarten-University Public Education Facilities (Citibank N.A. LOC),
0.90%, 4/1/08	7,900	7,900
California State RANS,
4.00%, 6/30/08	50,000	50,076
California Statewide Communities Development Authority Revenue VRDB, Series 2004L, Kaiser Permanente Project,
1.96%, 4/8/08	800	800
California Statewide Communities Development Authority Revenue VRDB, Series 2006, Amern Baptist Homes West (Bank of America N.A. LOC),
1.90%, 4/8/08	700	700
Kings County Multifamily Housing Authority Revenue Refunding VRDB, Series 2001A, Edgewater Isle Apartments (FNMA LOC),
1.93%, 4/8/08	250	250
Metropolitan Water District of Southern California Waterworks Revenue Bonds, Series 1999B,
1.75%, 4/8/08	1,800	1,800
Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series 2005B-2,
1.10%, 4/1/08	500	500
Oxnard Financing Authority Lease Revenue VRDB, Civic Center Phase 2 Project (AMBAC Insured),
4.75%, 4/8/08	5,150	5,150
Richmond Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Series A, Summit Hilltop (FNMA Gtd.),
1.94%, 4/8/08	9,400	9,400

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

California – 2.1% continued

San Diego County Regional Transportation Commission Sales Tax Revenue VRDB, Series 2008-D,
1.80%, 4/8/08	$18,500	$18,500

		153,812
Colorado – 3.4%
Arapahoe County Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run (FHLMC LOC),
2.09%, 4/8/08	9,355	9,355
Avon Urban Renewal Authority Tax Increment Revenue Bonds, Series 2008, Town Center West Area Urban (Depfa Bank PLC LOC),
2.10%, 4/8/08	9,900	9,900
Broomfield Urban Renewal Authority Tax Increment Revenue, Series 2005, Event Center Project (BNP Paribas LOC),
2.23%, 4/8/08	9,600	9,600
Centerra Metropolitan District Number One Revenue Refunding VRDB, Series 2008 (Compass Bank LOC),
2.30%, 4/8/08	15,000	15,000
Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC),
1.29%, 4/1/08	9,065	9,065
Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2005, Bear Creek School Project (U.S. Bank N.A. LOC),
2.05%, 4/8/08	200	200
Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2006, Pueblo Serra Worship Holdings (Wells Fargo Bank N.A. LOC),
2.30%, 4/8/08	1,985	1,985
Colorado Health Facilities Authority Revenue Bonds, Frasier Meadows Manor Project (JPMorgan Chase Bank LOC),
2.05%, 4/8/08	18,825	18,825
Colorado Health Facilities Authority Revenue Bonds, Series C-1, Christian Living Community (Citibank N.A. LOC),
2.07%, 4/8/08	7,685	7,685
Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement (Bank of America N.A. LOC),
2.05%, 4/8/08	12,390	12,390
Colorado Health Facilities Authority Revenue VRDB, Series 2004B, Adventist Health System Sunbelt (SunTrust Bank LOC),
2.05%, 4/8/08	15,720	15,720
Colorado Housing and Finance Authority Revenue Bonds, Class 2003 I-A-2, SFM,
2.10%, 4/8/08	6,500	6,500
Colorado Housing and Finance Authority Revenue Bonds, Class 2005 1-B-2, SFM,
2.10%, 4/8/08	4,310	4,310
Colorado Housing and Finance Authority Revenue Bonds, Series 2006, SFM Class 2006-I-C-2,
2.10%, 4/8/08	15,900	15,900
Colorado State Education Loan Program TRANS,
3.25%, 8/5/08	25,000	25,029
Denver City and County Multifamily Housing Revenue Bonds, Series 1985, Ogden Residences Project (CALYON LOC),
1.14%, 4/1/08	12,785	12,785
Erie Colorado COPS, Series 2005 (KeyBank N.A. LOC),
2.15%, 4/8/08	4,345	4,345
Hyland Village Metropolitan District G.O. VRDB, Series 2008 (KeyBank N.A. LOC),
2.15%, 4/8/08	1,900	1,900
Park Creek Metropolitan District Revenue Bonds, Merrill Lynch P-Floats 157 (Danske Bank Gtd.), (1) (2)
2.25%, 5/29/08	56,995	56,995
Summit County Recreational Facilities Revenue Refunding Bonds, Series 1992, Copper Mountain (Bank of Nova Scotia LOC),
2.22%, 4/8/08	4,640	4,640

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Colorado – 3.4% continued

Westminster EDA Tax Increment Revenue VRDB, Series 2005, North Huron Urban Renewal Project (Depfa Bank PLC LOC),
2.10%, 4/8/08	$10,500	$10,500

		252,629
Connecticut – 1.1%
Connecticut State Health and Educational Facilities Authority Revenue Bonds, Series 1997 T-2, Yale University,
1.50%, 4/8/08	3,000	3,000
Connecticut State Health and Educational Facility Authority Revenue Bonds, Series V-1, Yale University,
1.15%, 4/1/08	35,940	35,940
Connecticut State Health and Educational Facility Authority Revenue VRDB, Series V-2, Yale University,
1.15%, 4/1/08	31,300	31,300
Connecticut State Health and Educational Facility Authority Revenue VRDB, Series 2003X-3, Yale University,
0.80%, 4/1/08	775	775
Connecticut State Health and Educational Facility Authority Revenue VRDB, Series Y-2, Yale University,
1.15%, 4/1/08	6,600	6,600

		77,615
District of Columbia – 0.6%
District of Columbia Revenue VRDB, Series 1999, The Washington Home, Inc. (Wachovia Bank N.A. LOC),
2.07%, 4/8/08	3,530	3,530
District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation,
2.21%, 4/8/08	10,100	10,100
District of Columbia Revenue VRDB, Series 2005, Georgetown Day School Issue (SunTrust Bank LOC),
2.09%, 4/8/08	19,000	19,000
District of Columbia Water and Sewer Authority Revenue Bonds, Series 1998, Citibank Eagle Trust 985201 (FSA Corp. Insured),(1)
2.28%, 4/8/08	3,300	3,300
District of Columbia Water and Sewer Revenue Bonds, Citicorp Eagle Trust 8121A (FSA Corp. Insured), (1)
2.28%, 4/8/08	7,590	7,590

		43,520
Florida – 5.3%
Alachua County Health Facilities Authority Continuing Care Revenue VRDB, Series 2002A, Oak Hammock University Project (BNP Paribas LOC),
1.30%, 4/1/08	8,000	8,000
Bay Medical Center Hospital Revenue Bonds, Series 2007-B, Bay Medical Center Project (Regions Bank LOC),
2.28%, 4/8/08	20,000	20,000
Broward County Health Facilities Authority Revenue Refunding VRDB, Series 2002, John Knox Village Project (Wachovia Bank N.A. LOC),
2.05%, 4/1/08	13,000	13,000
Broward County Revenue VRDB, Series 2007, Maimonides Shalom Academy (Comerica Bank LOC),
2.25%, 4/8/08	10,000	10,000
Charlotte County Utility Revenue Refunding VRDB, Series 2003A (FSA Corp. Insured),
2.23%, 4/8/08	9,500	9,500
Escambia County PCR Refunding VRDB, Gulf Power,
1.25%, 4/1/08	5,000	5,000
Florida Higher Educational Facilities Financing Authority Revenue VRDB, Series 2006, Jacksonville University Project (Regions Bank LOC),
2.10%, 4/8/08	7,000	7,000
Florida Housing Finance Agency Revenue Bonds, Multifamily XX (FNMA Insured),
2.22%, 4/8/08	8,100	8,100
Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series 2001 I-A, Charleston (FHLMC Insured),
2.09%, 4/8/08	8,050	8,050

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Florida – 5.3% continued

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series C, Monterey Lake (FHLMC LOC),
2.09%, 4/8/08	$5,815	$5,815
Florida Housing Finance Corp. Revenue Refunding VRDB, Series 2001-J, Island Club Apartments (FHLMC Gtd.),
2.09%, 4/8/08	1,940	1,940
Florida State Board of Education G.O., Citigroup ROCS RR-II-R-482, (1)
2.24%, 4/8/08	12,325	12,325
Florida State Board of Education G.O., Eagle 720050054 — Class A, (1)
2.25%, 4/8/08	7,000	7,000
Florida State Board of Education G.O., Series EC 1049, Merrill P-Floats, (1)
2.23%, 4/8/08	1,285	1,285
Gainesville Utility System Revenue VRDB, Series 2007-A,
2.00%, 4/8/08	30,255	30,255
Highlands County Health Facilities Authority Revenue VRDB, Series 1996A, Adventist Health System Sunbelt (SunTrust Bank LOC),
2.05%, 4/8/08	50,400	50,400
Highlands County Health Facilities Authority Revenue VRDB, Series 1997A, Adventist Health System Sunbelt (SunTrust Bank LOC),
2.05%, 4/8/08	19,475	19,475
Highlands County Health Facilities Authority Revenue VRDB, Series 2003B, Adventist Health System Sunbelt (SunTrust Bank LOC),
2.10%, 4/8/08	10,805	10,805
Jacksonville Electric System Revenue VRDB, Series Three 2008A,
1.50%, 4/8/08	11,100	11,100
Jacksonville Electric System Revenue VRDB, Subseries D,
1.50%, 4/8/08	7,845	7,845
Jacksonville PCR Refunding Bonds, Series 1995, Florida Power and Light Co. Project,
1.18%, 4/1/08	2,600	2,600
Jacksonville Water and Sewer System Revenue VRDB, Subseries 2008 B-1,
2.07%, 4/8/08	10,200	10,200
Lake County Capital Improvement Revenue Bonds, Deutsche Bank Spears/Lifers Trust Various States, Goldman Sachs, Series 08-DB492 (Deutsche Bank Insured), (1)
2.29%, 4/8/08	11,365	11,365
Lee County IDA Healthcare Facilities Revenue VRDB, Series 1999B, Shell Point Village Project (Bank of America N.A. LOC),
2.10%, 4/8/08	4,245	4,245
Leesburg Hospital Revenue VRDB, The Villages Regional Hospital (Royal Bank of Scotland PLC LOC),
2.25%, 4/8/08	10,000	10,000
Martin County Health Facilities Authority Hospital Revenue Refunding VRDB, Series 2007A, Martin Memorial Medical Center (Wachovia Bank N.A. LOC),
2.05%, 4/8/08	7,900	7,900
Miami Dade County Airport CP (Dexia Credit Local LOC),
2.05%, 6/30/08	1,010	1,010
Orange County Finance Authority Multifamily Housing Revenue Refunding Bonds, Series 1997, Post Lake Apartments Project (FNMA Insured),
2.22%, 4/8/08	5,365	5,365
Orange County Health Facilities Authority Revenue VRDB, Series 2007, Adventist Long Term Care (SunTrust Bank LOC),
2.05%, 4/8/08	9,900	9,900
Palm Beach School Board COPS, Series 2013, BB&T Municipal Trust Floaters (Branch Banking & Trust Co., Inc. LOC), (1)
2.26%, 4/8/08	11,200	11,200
Pembroke Pines Charter School Revenue VRDB, Series 2008 (Assured Guaranty Insured),
2.20%, 4/8/08	10,000	10,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Florida – 5.3% continued

Pinellas County Health Facility Authority Revenue Refunding VRDB, Series A, Bayfront Hospital (SunTrust Bank LOC),
1.25%, 4/1/08	$5,000	$5,000
Polk County IDA Revenue Bonds, Series 2004, Lifepath Hospice Project (SunTrust Bank LOC),
2.09%, 4/8/08	2,500	2,500
Polk County IDA Revenue VRDB, Series A, Winter Haven Hospital Project (SunTrust Bank LOC),
1.25%, 4/1/08	3,950	3,950
Polk County IDA Revenue VRDB, Series B, Winter Haven Hospital Project (SunTrust Bank LOC),
1.25%, 4/1/08	4,000	4,000
Polk County IDA Revenue VRDB, Winter Haven Hospital Project (SunTrust Bank LOC),
1.25%, 4/1/08	4,800	4,800
Tampa Revenue Refunding VRDB, Series 2007, Volunteers of America (Regions Bank LOC),
2.21%, 4/8/08	12,000	12,000
University of South Florida College COPS VRDB, Series A-1, Medical Health Facilities (SunTrust Bank LOC),
2.18%, 4/8/08	23,650	23,650

		386,580
Georgia – 4.0%
Bartow County Development Authority PCR VRDB, Georgia Power Plant,
1.30%, 4/1/08	7,800	7,800
Burke County Development Authority PCR VRDB, Vogtle Project,
1.30%, 4/1/08	4,300	4,300
Burke County Development Authority PCR VRDB, Vogtle Project,
1.25%, 4/1/08	8,000	8,000
Clayton County Housing Authority Revenue Bonds, Series 1985, Rivers Edge Development (FHLMC Gtd.),
2.23%, 4/8/08	6,000	6,000
Cobb County Housing Authority Multifamily Revenue VRDB, Series 1996, Post Bridge Project (FNMA Insured),
2.08%, 4/8/08	500	500
DeKalb County Housing Authority Multifamily Revenue VRDB, Post Brook Project (FNMA Gtd.),
2.20%, 4/8/08	4,300	4,300
DeKalb County Hospital Authority Revenue VRDB, Series 2005, Revenue Anticipation Certificates, DeKalb Medical Center, Inc. Project (SunTrust Bank LOC),
2.09%, 4/8/08	7,900	7,900
Fulco Hospital Authority Revenue Anticipation Certificates, Series 1999, Piedmont Hospital Project (SunTrust Bank LOC),
2.08%, 4/8/08	26,755	26,755
Fulton County Development Authority Revenue Bonds, Series 2004, Holy Innocents Episcopal School Project (SunTrust Bank LOC),
2.09%, 4/8/08	9,000	9,000
Fulton County Development Authority Revenue VRDB, Series 2002, Lovett School Project (SunTrust Bank LOC),
2.09%, 4/8/08	2,075	2,075
Fulton County Residential Care Facilities Revenue VRDB, Series C, Lenbrook Project, First Mortgage (Royal Bank of Scotland PLC LOC),
2.10%, 4/8/08	23,200	23,200
Gordon County Hospital Authority Revenue VRDB, Series 1996-A, Adventist Health Systems Sunbelt Project (SunTrust Bank LOC),
2.36%, 4/8/08	710	710
Gwinnett County Hospital Authority Revenue Bonds, Revenue Anticipation Certificates, Series 2007-A, Gwinnett Hospital Systems Project (FSA Corp. Insured),
2.05%, 4/8/08	25,940	25,940
Gwinnett County Multifamily Housing Revenue VRDB, Series 1996, Post Corners Project (FNMA Gtd.),
2.20%, 4/8/08	7,360	7,360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Georgia – 4.0% continued

Macon Water and Sewer Authority Revenue Bonds, Series 2004,
2.22%, 4/8/08	$9,740	$9,740
Putnam County Development Authority PCR VRDB, Georgia Power Plant,
1.30%, 4/1/08	4,400	4,400
Richmond County Authority Revenue Anticipation Certificates, Series 2003, University Health Services, Inc. Project (SunTrust Bank LOC),
2.09%, 4/8/08	8,400	8,400
Rockdale County Hospital Authority Revenue Anticipation Certificates, Series 2002, Rockdale Hospital (Wachovia Bank N.A. LOC),
2.10%, 4/8/08	23,925	23,925
Roswell Housing Authority Multifamily Revenue Refunding VRDB, Series 2002, Chambrel Roswell (FNMA Gtd.),
2.09%, 4/8/08	10,000	10,000
Smyrna Housing Authority Multifamily Housing Revenue VRDB, Series 1995, Hills of Post Village Project (FNMA Gtd.),
2.08%, 4/8/08	4,400	4,400
Smyrna Housing Authority Multifamily Housing Revenue VRDB, Series 1996, Gardens Post Village Project (FNMA Gtd.),
2.08%, 4/8/08	11,200	11,200
Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F&M Villages Project (FNMA Gtd.),
2.08%, 4/8/08	4,000	4,000
State of Georgia G.O., Citigroup ROCS RR-II-R-10074, (1)
2.24%, 4/8/08	21,890	21,890
State of Georgia G.O. VRDB, Series 2006 H-1,
2.00%, 4/8/08	54,901	54,901
Thomasville Hospital Authority Revenue Anticipation Certificates, Series 2003, John D. Archibold Memorial Hospital Project (SunTrust Bank LOC),
2.09%, 4/8/08	5,200	5,200
Waleska Downtown Development Authority Revenue VRDB, Reinhardt College Project (Regions Bank LOC),
2.24%, 4/8/08	3,900	3,900

		295,796
Idaho – 0.6%
Idaho Health Facilities Authority Revenue VRDB, Series 2000, St. Luke’s Medical Center Project (FSA Corp. Insured),
1.30%, 4/1/08	20,000	20,000
Idaho Health Facilities Trinity Revenue Bonds, Series 2008, Merrill Term Tender Custodial Trust Receipts Various States, (1)
2.95%, 6/4/08	14,000	14,004
Idaho State G.O. TANS, Series 2007,
4.50%, 6/30/08	9,000	9,017

		43,021
Illinois – 10.3%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue VRDB, Series 2005A, Suburban Mass Transit Metrolink (JPMorgan Chase Bank LOC),
2.10%, 4/8/08	14,700	14,700
Chicago Board of Education G.O. VRDB, Series D (FSA Corp. Insured),
2.21%, 4/8/08	24,000	24,000
City of Chicago G.O. Refunding VRDB, Series 2005D, Project Refunding (FSA Corp. Insured),
2.21%, 4/8/08	9,310	9,310
City of Chicago G.O. Refunding VRDB, Series 2007E (MBIA Insured),
2.35%, 4/8/08	19,100	19,100
Series 2007G (MBIA Insured),
2.35%, 4/8/08	15,000	15,000
Chicago Wastewater Transmission Revenue VRDB, Series 2004A, Second Lien (MBIA Insured),
2.85%, 4/8/08	76,265	76,265
Chicago Water Revenue Refunding VRDB, Series 2004, Second Lien,
3.00%, 4/8/08	31,250	31,250

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Illinois – 10.3% continued

Crestwood Revenue VRDB, Series 2007, Trinity Christian College (Fifth Third Bank LOC),
2.25%, 4/8/08	$7,615	$7,615
DuPage County Revenue VRDB, Benedictine University Building Project (National City Bank LOC),
2.40%, 4/8/08	19,085	19,085
Evanston G.O., Series 2002A, Sherman Plaza,
2.19%, 4/8/08	27,540	27,540
Evanston G.O. VRDB, Series 2000A, Maple Street Project,
2.19%, 4/8/08	3,900	3,900
Evanston G.O. VRDB, Series C, Recreation Center Project,
2.19%, 4/8/08	2,100	2,100
Hazel Crest Retirement Center Revenue Bonds, Series 1992A, Waterford Estates Project (Depfa Bank PLC LOC),
2.26%, 4/8/08	9,765	9,765
Illinois Development Finance Authority IDR Bonds, Series 1990B, Tajon Warehouse Project (JPMorgan Chase Bank LOC),
2.45%, 4/8/08	2,225	2,225
Illinois Development Finance Authority Revenue Bonds, Series 2003, Carmel High School Project (Bank of America N.A. LOC),
2.20%, 4/8/08	6,200	6,200
Illinois Development Finance Authority Revenue Bonds, Series 2004, Robert Morris College (JPMorgan Chase Bank LOC),
2.25%, 4/8/08	10,515	10,515
Illinois Development Finance Authority Revenue VRDB, Series 1998, American Youth Hostels Project (Harris N.A. LOC),
2.25%, 4/8/08	5,785	5,785
Illinois Development Finance Authority Revenue VRDB, Series 1999D1, AMR Pooled Program (Fifth Third Bank LOC),
2.34%, 4/8/08	4,515	4,515
Illinois Development Finance Authority Revenue VRDB, Series 1999D2, AMR Pooled Program (Fifth Third Bank LOC),
2.34%, 4/8/08	6,805	6,805
Illinois Educational Facilities Authority Revenue Bonds, Northwestern University, Macon Trust Variable Rate Certificates Series D, (1)
2.24%, 4/8/08	7,005	7,005
Illinois Educational Facilities Authority Revenue Bonds, Series A, IIT Student Housing (Harris N.A. LOC),
2.18%, 4/8/08	20,095	20,095
Illinois Educational Facilities Authority Revenue Bonds, Series 2002, Aurora University (Fifth Third Bank LOC),
2.25%, 4/8/08	3,300	3,300
Illinois Educational Facilities Authority Revenue VRDB, Series 2001, Concordia University River Project (Harris N.A. LOC),
1.29%, 4/1/08	8,000	8,000
Illinois Finance Authority Revenue Bonds, Kohl Childrens Museum (Fifth Third Bank LOC),
2.18%, 4/8/08	2,180	2,180
Illinois Finance Authority Revenue Bonds, Series A, All Saints Catholic (Harris N.A. LOC),
2.25%, 4/8/08	11,800	11,800
Illinois Finance Authority Revenue Bonds, Series 2004B, University of Chicago,
2.00%, 4/8/08	2,000	2,000
Illinois Finance Authority Revenue Bonds, Series 2004, Community Action Partnership (Citibank N.A. LOC),
2.21%, 4/8/08	5,790	5,790
Illinois Finance Authority Revenue Bonds, Series 2005, Mercy Alliance Project, Put Opt (Marshall & Ilsley Bank LOC),
2.08%, 4/8/08	14,000	14,000
Illinois Finance Authority Revenue Bonds, Series 2006A, Chicago Christian (Fifth Third Bank LOC),
2.23%, 4/8/08	10,200	10,200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Illinois – 10.3% continued

Illinois Finance Authority Revenue Refunding VRDB, Series B-2, Edward Hospital Obligation (AMBAC Insured),
5.50%, 4/8/08	$22,370	$22,370
Illinois Finance Authority Revenue VRDB, Series B, Landing at Plymouth (Lloyds TSB Bank LOC),
2.06%, 4/8/08	17,700	17,700
Illinois Finance Authority Revenue VRDB, Series 2005C, Friendship Village Schaumburg (Bank of America N.A. LOC),
2.05%, 4/8/08	21,550	21,550
Illinois Finance Authority Revenue VRDB, Series 2007-A, McKinley Foundation Project (KeyBank N.A. LOC),
2.35%, 4/8/08	21,545	21,545
Illinois Finance Authority Revenue VRDB, Series 2007-A Notes, Jewish Charities (Harris N.A. LOC),
2.25%, 4/8/08	8,835	8,835
Illinois Finance Authority Revenue VRDB, Series 2007-B, Sedgebrook, Inc. (Fortis Bank LOC),
2.08%, 4/8/08	19,500	19,500
Illinois Finance Authority Revenue VRDB, Series 2007B1, Northwestern Memorial Hospital,
1.35%, 4/1/08	9,300	9,300
Illinois Finance Authority Revenue VRDB, Series 2007B2, Northwestern Memorial Hospital,
1.30%, 4/1/08	9,400	9,400
Illinois Finance Authority Revenue VRDB, Series 2008, Jewish Charities (Harris N.A. LOC),
2.25%, 4/8/08	4,895	4,895
Illinois Finance Authority Revenue VRDB, Series A, Central DuPage,
1.25%, 4/1/08	20,000	20,000
Illinois Finance Authority Revenue VRDB, Series D, The Clare At Water Tower Project (Bank of America N.A. LOC),
2.07%, 4/8/08	15,000	15,000
Illinois Health Facilities Authority Revenue Bonds, Series 2003A, Advocate Healthcare Network,
3.78%, 7/3/08	9,990	9,990
Illinois Health Facilities Authority Revenue Bonds, Series 2003C, Advocate Healthcare Network,
2.35%, 2/26/09	9,505	9,505
Illinois Metropolitan Water Reclamation District, ABN AMRO Munitops Certificate Trust 2006-29, (1)
2.23%, 4/8/08	10,000	10,000
Illinois Multifamily Finance Authority Revenue VRDB, Series 2005 (AMT), Villagebrook Apartments Project (FHLMC LOC),
2.40%, 4/8/08	4,800	4,800
Illinois State Sales Tax Revenue VRDB, Bank of America Macon Trust Receipts Series C, (1)
2.24%, 4/8/08	3,500	3,500
Illinois State Tollway Highway Authority Revenue Refunding VRDB, Series 2008A-1, Senior Priority,
2.06%, 4/8/08	30,000	30,000
Illinois State Tollway Highway Authority Revenue Refunding VRDB, Series 2008A-2, Senior Priority,
1.95%, 4/8/08	30,000	30,000
Joliet Regional Port District Marine Terminal Revenue Refunding VRDB, Series 1989, Exxon Project,
0.86%, 4/1/08	6,825	6,825
Lisle Multifamily Housing Authority Revenue Bonds, Ashley of Lisle Project (FHLMC LOC),
2.12%, 4/8/08	25,150	25,150
Normal G.O. VRDB, Series 2003, McLean County Project,
2.32%, 4/8/08	4,750	4,750
Quad Cities Regional EDA Revenue Bonds, Augustana College Project (Harris N.A. LOC),
2.23%, 4/8/08	14,800	14,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Illinois – 10.3% continued

Regional Transportation Authority Revenue Bonds, Citicorp Eagle Trust Series 20001303 (MBIA Insured), (1)
2.28%, 4/8/08	$14,510	$14,510
Rockford Revenue Bonds, Series 2002, Wesley Willows Obligation (Marshall & Ilsley Bank LOC),
1.23%, 4/1/08	4,785	4,785
Springfield Election Revenue Bonds, Series 2006-2, ABN AMRO Munitops Certificate Trust (MBIA Insured), (1)
3.01%, 4/8/08	14,995	14,995
State of Illinois G.O. Bonds, Citigroup ROCS RR-II-R-12069, (1)
2.25%, 4/8/08	8,000	8,000
Warren County Industrial Project Revenue Bonds, Series 2002, Monmouth College Project (Allied Irish Bank LOC),
2.24%, 4/8/08	5,895	5,895
Will County Revenue VRDB, Series 2007, University of St. Francis Project (Fifth Third Bank LOC),
2.25%, 4/8/08	6,000	6,000

		753,645
Indiana – 3.1%
Dearborn County Industrial Economic Development Revenue VRDB, Series 2006, Dearborn County Hospital Project (JPMorgan Chase Bank LOC),
2.25%, 4/8/08	15,000	15,000
Fort Wayne Economic Development Revenue VRDB, Series 2004, University of St. Francis (JPMorgan Chase Bank LOC),
2.25%, 4/8/08	2,700	2,700
Huntington Economic Development Revenue Refunding VRDB, Series 2007, Huntington University (National City Bank LOC),
2.33%, 4/8/08	2,000	2,000
Indiana Bond Bank Revenue Notes, Series 2008-A, Advance Funding Program Notes,
3.00%, 1/30/09	40,000	40,294
Indiana Development Finance Authority Industrial Revenue Bonds, Series 1999, Youth Opportunity Center Project (JPMorgan Chase Bank LOC),
2.25%, 4/8/08	1,500	1,500
Indiana Health and Educational Facilities Financing Authority Revenue Bonds, Citigroup ROCS RR-II-R-10246, Ascension Health, (1)
2.50%, 4/8/08	36,540	36,540
Indiana Health and Educational Facilities Financing Authority Revenue Refunding VRDB, Series 2006A, Hartsfield Community Village (Harris N.A. LOC),
2.05%, 4/8/08	7,030	7,030
Indiana Health and Educational Facilities Financing Authority Revenue VRDB, Community Hospital LaGrange County (National City Bank LOC),
2.40%, 4/8/08	12,465	12,465
Indiana Health and Educational Facilities Financing Authority Revenue VRDB, Series 2007, Marian College Project (JPMorgan Chase Bank LOC),
2.24%, 4/8/08	6,000	6,000
Indiana Health Facility Financing Authority Revenue Bonds, Series 2004, Riverview Hospital Project (National City Bank LOC),
2.39%, 4/8/08	10,300	10,300
Indiana Health Facility Financing Authority Revenue VRDB, Series 2000, Senior Living Greencroft Project (Bank of America N.A. LOC),
2.06%, 4/8/08	10,624	10,624
Indiana Health Facility Financing Authority Revenue VRDB, Series 2004A, Margaret Mary Community Hospital Project (Fifth Third Bank LOC),
1.30%, 4/1/08	1,400	1,400
Indiana Hospital Equipment Financing Revenue VRDB, Hospital Equipment Program Project (MBIA Insured),
6.25%, 4/8/08	8,410	8,410
Indianapolis Local Public Improvement Bond Bank Revenue VRDB, Series G-3, Waterworks Project (MBIA Insured),
4.00%, 4/8/08	9,500	9,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Indiana – 3.1% continued

Marshall County Industrial Economic Development Revenue VRDB, Series 2000, Culver Educational Foundation Project (Bank of New York LOC),
2.30%, 4/8/08	$22,700	$22,700
Mount Vernon Pollution Control and Solid Waste Disposal Revenue VRDB, General Electric Co. Project (General Electric Co. Gtd.),
1.10%, 4/1/08	16,690	16,690
Terre Haute Industrial Economic Development Revenue Bonds, Series 1985, First Financial Corp. Project (JPMorgan Chase Bank LOC),
2.25%, 4/8/08	1,100	1,100
Vincennes University Revenue Bonds, Series 2004G, Student Fees (JPMorgan Chase Bank LOC),
2.23%, 4/8/08	23,550	23,550

		227,803
Iowa – 0.3%
Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project (U.S. Bank N.A. LOC),
2.31%, 4/8/08	955	955
Iowa Finance Authority Healthcare Facilities Revenue VRDB, Care Initiatives Project (KBC Bank N.V. LOC),
1.33%, 4/1/08	1,300	1,300
Iowa Higher Education Loan Authority Revenue VRDB, Private College, Series 2003, Des Moines University Project (Allied Irish Bank LOC),
1.33%, 4/1/08	800	800
Iowa Higher Education Loan Authority Revenue VRDB, Series 2003, Graceland College (Bank of America N.A. LOC),
2.15%, 4/8/08	1,600	1,600
State of Iowa TRANS,
4.00%, 6/30/08	20,000	20,036

		24,691
Kansas – 0.8%
Kansas Department of Transportation Highway Revenue Bonds, Citigroup ROCS RR-II-R-10084, (1)
2.24%, 4/8/08	8,165	8,165
Kansas Department of Transportation Highway Revenue Bonds, Series 2004C1,
2.04%, 4/8/08	15,000	15,000
Kansas Department of Transportation Highway Revenue Bonds, Series 2004C2,
2.04%, 4/8/08	2,200	2,200
Kansas Development Finance Authority Revenue VRDB, Series 1998BB, Shalom Village Obligation Group (Citibank N.A. LOC),
2.06%, 4/8/08	4,840	4,840
Kansas Development Finance Authority Revenue VRDB, Series 2004C, Adventist Health System/Sunbelt (SunTrust Bank LOC),
2.17%, 4/8/08	1,900	1,900
Olathe Health Facilities Revenue VRDB, Series 2002A, Olathe Medical Center (AMBAC Insured),
7.00%, 4/1/08	2,800	2,800
Olathe Senior Living Facility Revenue VRDB, Series C-1, Catholic Care Campus (Bank of America N.A. LOC),
2.08%, 4/8/08	20,100	20,100
University of Kansas Hospital Authority Revenue VRDB, KU Health System (Harris N.A. LOC),
1.30%, 4/1/08	2,000	2,000

		57,005
Kentucky – 0.9%
Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC),
2.25%, 4/8/08	11,550	11,550
Henderson County Revenue Refunding Bonds, Murray-Calloway County Public Hospital Project (Branch Banking & Trust Co. LOC),
2.37%, 4/8/08	4,970	4,970

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Kentucky – 0.9% continued

Kentucky Asset Liability Commission General Fund Revenue, Series 2007-A TRANS,
4.50%, 6/26/08	$34,000	$34,061
Louisville and Jefferson County Metropolitan Sewer District Revenue VRDB, Series 2003A, Sewer and Drain System (FSA Corp. Insured),
2.05%, 4/8/08	3,160	3,160
Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC),
2.25%, 4/8/08	10,488	10,488

		64,229
Louisiana – 2.3%
Ascension Parish IDB Revenue VRDB, Series 2007, IMTT-Geismar Project (SunTrust Bank LOC),
2.09%, 4/8/08	22,500	22,500
East Baton Rouge Parish PCR Refunding VRDB, Exxon Project,
1.03%, 4/1/08	3,925	3,925
Lafayette EDA Gulf Opportunity Zone Revenue VRDB, Series 2008, Stirling Lafayette LLC Project (Regions Bank LOC),
2.21%, 4/8/08	7,350	7,350
Louisiana Environmental Facilities Development Revenue Bonds, Series 2004, Sacred Heart Project (SunTrust Bank LOC),
2.14%, 4/8/08	1,000	1,000
Louisiana Public Facilities Authority Revenue Bonds, Series 1985A, Hospital Equipment Financing and Refunding (JPMorgan Chase Bank LOC),
2.25%, 4/8/08	24,650	24,650
Louisiana Public Facilities Authority Revenue VRDB, Series 2007, International Matex Tank Terminals (SunTrust Bank LOC),
2.09%, 4/8/08	10,000	10,000
Louisiana Public Facilities Authority Revenue VRDB, Series 2008, City Plaza LLC Project (Regions Bank LOC),
2.20%, 4/8/08	16,000	16,000
Louisiana State Municipal Natural Gas Purchasing and District Authority Revenue Bonds, Series 1411Q, Putters (JPMorgan Chase and Co. LOC), (1)
2.29%, 4/8/08	48,197	48,197
Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding Bonds, Series 2003B (JPMorgan Chase Bank LOC),
3.50%, 4/8/08	5,700	5,700
Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding VRDB, Series 2007-A, Loop LLC Project (SunTrust Bank LOC),
2.09%, 4/8/08	27,000	27,000

		166,322
Maine – 0.2%
Maine Finance Authority Revenue VRDB, Series 2007-A, Hebron Academy (Fifth Third Bank LOC),
2.24%, 4/8/08	14,700	14,700
South Berwick Educational Revenue VRDB, Series 2000, Berwick Academy Issue (Allied Irish Bank LOC),
2.23%, 4/8/08	3,620	3,620

		18,320
Maryland – 2.6%
Baltimore County Revenue VRDB, Series 1999, Calvert Hall College Project (Manufacturers & Traders Trust Co. LOC), (1)
2.21%, 4/8/08	2,885	2,885
Baltimore County Revenue VRDB, Series 1999, Calvert Hall College Project (Manufacturers & Traders Trust Co. LOC),
2.21%, 4/8/08	6,000	6,000
Baltimore County Revenue VRDB, Series 2004, Notre Dame Preparatory School (Manufacturers & Traders Trust Co. LOC),
2.26%, 4/8/08	6,365	6,365
Baltimore County Revenue VRDB, Series 2006, Maryvale Preparatory School (Manufacturers & Traders Trust Co. LOC),
2.26%, 4/8/08	4,130	4,130

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Maryland – 2.6% continued

Frederick County Revenue Bonds, Series 1997, Homewood, Inc. Facility (Manufacturers & Traders Trust Co. LOC),
2.33%, 4/8/08	$8,300	$8,300
Gaithersburg Economic Development Revenue VRDB, Series B, Asbury Maryland Obligation (KBC Bank N.V. LOC),
2.07%, 4/8/08	4,900	4,900
Maryland Economic Development Corp. Revenue Bonds, Series 1997, Jenkins Memorial, Inc. (Manufacturers & Traders Trust Co. LOC),
2.33%, 4/8/08	3,290	3,290
Maryland Economic Development Corp. Revenue VRDB, Series 2008-A, Howard Hughes Medical Institute,
1.95%, 4/8/08	9,500	9,500
Maryland Health and Higher Educational Facilities Authority Revenue Refunding VRDB, Series 2005B, Adventist Healthcare (Manufacturers & Traders Trust Co. LOC),
2.06%, 4/8/08	13,800	13,800
Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Kennedy (SunTrust Bank LOC),
2.09%, 4/8/08	9,100	9,100
Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series 2003B, Adventist Health Care (Manufacturers & Traders Trust Co. LOC),
2.06%, 4/8/08	9,000	9,000
Maryland Health and Higher Educational Facilities Authority Revenue VRDB, Series 2005A, Adventist Healthcare (Bank of America N.A. LOC),
2.05%, 4/8/08	10,000	10,000
Montgomery County Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project (Manufacturers & Traders Trust Co. LOC),
2.08%, 4/8/08	19,430	19,430
Montgomery County Housing Opportunities Commission Multifamily Housing Revenue Bonds, Series 1991-A, Oakwood Apartments (FHLMC LOC),
2.09%, 4/8/08	15,320	15,320
State of Maryland G.O., Series 1790 B, JPMorgan Putters, (1)
2.29%, 4/8/08	54,715	54,715
Washington County Revenue VRDB, Series 2007, Homewood Williamsport Facilities (Manufacturers & Traders Trust Co. LOC), (1)
2.38%, 4/8/08	12,000	12,000

		188,735
Massachusetts – 3.5%
Boston Water and Sewer Tax Exempt CP (Bank of America N.A. LOC),
2.05%, 7/3/08	20,000	20,000
Massachusetts State Development Finance Agency Revenue VRDB, Dana Hall School (Bank of New York LOC),
2.23%, 4/8/08	3,510	3,510
Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Lesley University (Bank of America N.A. LOC),
2.32%, 4/8/08	4,700	4,700
Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Phillips Academy,
2.27%, 4/8/08	19,200	19,200
Massachusetts State Development Finance Agency Revenue VRDB, Series 2004, Groton School,
2.30%, 4/8/08	7,500	7,500
Massachusetts State Development Finance Agency Revenue VRDB, Series 2005, ISO New England, Inc. (KeyBank N.A. LOC),
2.24%, 4/8/08	4,900	4,900
Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Seashore Port-Deaconess, Inc. (Banco Santander Central Hispano LOC),
1.97%, 4/8/08	5,000	5,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Massachusetts – 3.5% continued

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007-B, Linden Ponds, Inc. (Fortis Bank LOC),
1.97%, 4/8/08	$20,700	$20,700
Massachusetts State Development Finance Agency Revenue VRDB, Series B1, Harvard University,
0.95%, 4/1/08	34,975	34,975
Massachusetts State G.O. Refunding VRDB, Series 2005A,
2.07%, 4/8/08	33,200	33,200
Massachusetts State G.O. VRDB, Series 2006A, Consolidated Loan,
1.47%, 4/1/08	23,000	23,000
Massachusetts State Health and Educational Facilities Authority Revenue Bonds, Citigroup ROCS RR-II-R-10244, Partners Health, (1)
2.70%, 4/8/08	17,700	17,700
Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 1999R, Harvard University,
0.80%, 4/1/08	8,925	8,925
Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 2008-I, Wellesley College,
1.75%, 4/8/08	3,000	3,000
Massachusetts Water Resources Authority CP Notes, Series 2008 (State Street Bank and Trust LOC),
1.95%, 4/4/08	23,000	23,000
Revere Housing Authority Multifamily Revenue Refunding VRDB, Series 1991-C, Waters Edge Apartment Project (FSA Corp. Insured),
2.26%, 4/8/08	23,990	23,990

		253,300
Michigan – 3.1%
Ann Arbor Michigan Economic Development Corp. Limited Obligation Revenue Refunding Bonds, Series B, Glacier Hills Project (JPMorgan Chase Bank LOC),
2.05%, 4/8/08	1,745	1,745
Detroit Sewage Disposal System Senior Lien Revenue Refunding Bonds, Series 2001E (FGIC Insured), †
3.74%, 7/10/08	20,000	20,000
Farmington Hills Hospital Finance Authority Revenue Bonds, Series 1991, Botsford General Hospital (MBIA Insured),
7.00%, 4/1/08	2,750	2,750
Grand Rapids Economic Development Corp. Revenue Refunding Bonds, Series 1991A, Amway Hotel (Bank of America N.A. LOC),
2.31%, 4/8/08	1,100	1,100
Grand Rapids Economic Development Corp. Revenue VRDB, Series 2000, Limited Obligation, Holland Home Health (Fifth Third Bank LOC),
2.05%, 4/8/08	9,370	9,370
Huron County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Huron Memorial Hospital Project (Fifth Third Bank LOC),
2.31%, 4/8/08	1,025	1,025
Jackson County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Series 2001A, Vista Grande Villa (Bank of America N.A. LOC),
1.20%, 4/1/08	10,500	10,500
Jackson County Economic Development Corp. Limited Obligation Revenue VRDB, Series 1984, Thrifty Leoni, Inc. Project (Fifth Third Bank LOC),
2.25%, 4/8/08	1,000	1,000
Kentwood Economic Development Corp. Revenue VRDB, Series 2002B, Holland Home (Bank of America N.A. LOC),
2.05%, 4/8/08	6,035	6,035
Macomb County Hospital Finance Authority Revenue Refunding VRDB, Series 2003A-2, Mt. Clemens General (Comerica Bank LOC),
1.69%, 4/1/08	3,500	3,500
Michigan Municipal Bond Authority Revenue Notes, Series 2007 B-2 (Bank of Nova Scotia LOC),
4.50%, 8/20/08	20,000	20,061

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Michigan – 3.1% continued

Michigan State Hospital Finance Authority Revenue Refunding VRDB, Series 2003A, Crittenton Hospital (Comerica Bank LOC),
1.69%, 4/1/08	$11,650	$11,650
Michigan State Hospital Finance Authority Revenue VRDB, Series 2002, Hospice of Michigan (Fifth Third Bank LOC),
2.25%, 4/8/08	5,600	5,600
Michigan State Strategic Fund Limited Obligation Revenue Bonds, Lansing Saint Vincent Home Project (Comerica Bank Insured),
2.07%, 4/8/08	3,215	3,215
Michigan State Strategic Fund Limited Obligation Revenue Bonds, Leader Dogs for the Blind Project (Comerica Bank LOC),
2.30%, 4/8/08	2,200	2,200
Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2005A, Holland Home Group (Fifth Third Bank LOC),
2.05%, 4/8/08	10,315	10,315
Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co. (Wells Fargo Bank N.A. LOC),
2.20%, 4/8/08	5,700	5,700
Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2004, YMCA Greater Grand Rapids (Fifth Third Bank LOC),
2.31%, 4/8/08	1,015	1,015
State of Michigan G.O. Unlimited Notes, Series 2007-A (Michigan G.O. LOC),
4.00%, 9/30/08	98,000	98,509
Wayne Charter County Revenue VRDB, Series 2001, University of Detroit Jesuit Project (Allied Irish Bank LOC),
2.27%, 4/8/08	10,525	10,525
West Shore Medical Center Health Facilities Revenue VRDB, Series 2001 (National City Bank LOC),
2.25%, 4/8/08	4,200	4,200

		230,015
Minnesota – 1.5%
Austin Housing and Redevelopment Authority Revenue Bonds, Series 2004A, Cedars of Austin Project (Bank of America N.A. LOC),
2.36%, 4/8/08	4,320	4,320
Duluth EDA Healthcare Facilities Revenue VRDB, Series 1997, Miller-Dwan Medical Center Project (U.S. Bank N.A. LOC),
1.33%, 4/1/08	6,150	6,150
Fridley Senior Housing Revenue Refunding VRDB, Series 2007-A, Banfill Crossing (FNMA Insured),
2.38%, 4/8/08	8,800	8,800
Maple Grove Economic Development Revenue Bonds, Series 2004, Heritage Christian Academy (U.S. Bank N.A. LOC),
2.05%, 4/8/08	5,625	5,625
Minneapolis Revenue VRDB, Series 2000, People Serving People Project (U.S. Bank N.A. LOC),
1.33%, 4/1/08	2,025	2,025
Minnesota Agricultural and Economic Developmental Board Revenue VRDB, Series 2008 C-4, Health Care Facilities — Essential (Assured Guaranty Insured),
1.30%, 4/1/08	10,000	10,000
Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2002 5-L, University St. Thomas (Allied Irish Bank LOC),
2.25%, 4/8/08	1,700	1,700
Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2007-6Q, Concordia University St. Paul (U.S. Bank N.A. LOC),
1.25%, 4/1/08	18,055	18,055
Minnesota Water PCR Bonds, Series 2002A, Wachovia MERLOTS Series 2003-B06, (1)
2.25%, 4/8/08	9,960	9,960
St. Paul Housing and Redevelopment Authority Revenue Bonds, Series A, Science Museum of Minnesota (U.S. Bank N.A. LOC),
2.12%, 4/8/08	16,700	16,700

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Minnesota – 1.5% continued

State of Minnesota Revenue Bonds, Series 2007-31, Clipper Tax-Exempt Certificate Trust, (1)
2.24%, 4/8/08	$25,900	$25,900

		109,235
Mississippi – 2.4%
Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Series 2007-B, Chevron USA, Inc. Project,
1.95%, 4/8/08	13,000	13,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Series 2007-D, Chevron USA, Inc. Project,
2.05%, 4/8/08	16,250	16,250
Mississippi Business Finance Corp. Revenue VRDB, Edgewater Retail Partners (JPMorgan Chase Bank LOC),
2.26%, 4/8/08	17,000	17,000
Mississippi Business Finance Corp. Revenue VRDB, Series 600, Concourse Project (Regions Bank LOC),
2.26%, 4/8/08	2,800	2,800
Mississippi Business Finance Corp. Revenue VRDB, Series 2007, Colle Towing Co., Inc. Project (Regions Bank LOC),
2.26%, 4/8/08	2,500	2,500
Mississippi Business Finance Corp. Revenue VRDB, Series 2007-A, Drury Inns, Inc. Project (Regions Bank LOC),
2.26%, 4/8/08	13,180	13,180
Mississippi Business Finance Corp. Revenue VRDB, Series 2007-A, PSL North America LLC (JPMorgan Chase Bank LOC),
2.26%, 4/8/08	48,000	48,000
Mississippi Development Bank Obligation Bonds, Series 04, ABN AMRO Munitops Certificate Trust 2004-40 (FSA Corp. Insured), (1)
2.24%, 4/8/08	19,995	19,995
Mississippi Medical Center Educational Building Corp. Revenue VRDB, Adult Hospital Project (AMBAC Insured),
2.80%, 4/1/08	38,305	38,305
Mississippi Medical Center Educational Building Corp. Revenue VRDB, Series 2004, Pediatric and Research Facilities Project (AMBAC Insured),
5.25%, 4/8/08	6,200	6,200

		177,230
Missouri – 2.1%
Chesterfield IDA Educational Facilities Revenue VRDB, Series 2003, Gateway Academy, Inc. Project (U.S. Bank N.A. LOC),
1.33%, 4/1/08	530	530
Curators University of Missouri Revenue Notes, Series FY-2007-08-A, Capital Project Notes,
4.50%, 6/30/08	25,000	25,048
Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments (FHLMC LOC),
2.25%, 4/8/08	10,000	10,000
Kansas City IDA Revenue VRDB, Series B, Downtown Redevelopment District (AMBAC Insured),
6.30%, 4/8/08	17,100	17,100
Missouri Development Finance Board Cultural Facilities Revenue VRDB, Series 2001B, Nelson Gallery (MBIA Insured),
1.95%, 4/1/08	900	900
Missouri State Development Finance Board Infrastructure Facilities Revenue VRDB, Series 2000C, St. Louis Convention Center (U.S. Bank N.A. LOC),
1.33%, 4/1/08	8,200	8,200
Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 1999B, St. Louis University,
1.33%, 4/1/08	200	200
Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2000, Lutheran Senior Services (U.S. Bank N.A. LOC),
2.10%, 4/8/08	18,440	18,440

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Missouri – 2.1% continued

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2001B, Bethesda Health Group (U.S. Bank N.A. LOC),
1.33%, 4/1/08	$8,465	$8,465
Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004A, Lutheran Church (Bank of America N.A. LOC),
1.29%, 4/1/08	9,735	9,735
Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2007, Lutheran Church Extension (National City Bank LOC),
1.41%, 4/1/08	10,000	10,000
Platte County IDA Multifamily Housing Revenue Refunding Bonds, Series 1996, Wexford Place Project (FHLMC Gtd.), (1)
2.14%, 4/8/08	7,900	7,900
St. Charles County IDA Revenue Refunding VRDB, Country Club Apartments (FNMA LOC),
2.23%, 4/8/08	19,000	19,000
St. Charles County IDA Revenue Refunding VRDB, Series 1993, Remington Apartments Project (FNMA Gtd.),
2.23%, 4/8/08	10,500	10,500
St. Charles County IDA Revenue Refunding VRDB, Series 1995, Casalon Apartments Project (FNMA Gtd.),
2.23%, 4/8/08	5,570	5,570
St. Louis County IDA Revenue Refunding VRDB, Series 1996-B, Friendship Village South County Project (Bank of America N.A. LOC),
2.10%, 4/8/08	4,725	4,725

		156,313
Montana – 0.1%
City of Forsyth Rosebud County PCR Refunding VRDB, Series 1988, Pacificorp Project (BNP Paribas LOC),
1.45%, 4/1/08	8,200	8,200
Montana Facility Finance Authority Revenue VRDB, Series A, Sister of Charity,
1.30%, 4/1/08	1,800	1,800

		10,000
Nebraska – 0.2%
Nebraska Educational Finance Authority Revenue Bonds, Series 2003, Creighton University Project (AMBAC Insured),
7.00%, 4/1/08	3,500	3,500
Scotts Bluff County Hospital Authority Revenue Refunding VRDB, Series 2005, Regional West Medical Center Number 1 (KeyBank N.A. LOC),
2.09%, 4/8/08	10,120	10,120

		13,620
Nevada – 1.4%
Carson City Hospital Revenue VRDB, Series 2003-B, Tahoe Hospital Project (U.S. Bank N.A. LOC),
2.05%, 4/8/08	3,000	3,000
Clark County Economic Development Revenue VRDB, Bishop Gorman High School Project (Allied Irish Bank LOC),
2.22%, 4/8/08	14,575	14,575
Clark County Economic Development Revenue VRDB, Series 2000, Lutheran Secondary School Association Project (Allied Irish Bank LOC),
2.22%, 4/8/08	8,100	8,100
Las Vegas Economic Development Revenue VRDB, Series A, Keep Memory Alive Project (Bank of New York LOC),
2.22%, 4/8/08	68,600	68,600
Las Vegas Valley Water District G.O., Series B, Water Improvement,
1.45%, 4/1/08	6,800	6,800

		101,075
New Hampshire – 0.2%
New Hampshire Business Finance Authority Revenue VRDB, Cottage Hospital Issue (Allied Irish Bank LOC),
2.21%, 4/8/08	3,840	3,840

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

New Hampshire – 0.2% continued

New Hampshire Health and Educational Facilities Authority Revenue Bonds, Bishop Guertin High School (Allied Irish Bank LOC),
2.20%, 4/8/08	$5,765	$5,765
New Hampshire Health and Educational Facilities Authority Revenue VRDB, Series A, LRG Healthcare (JPMorgan Chase Bank LOC),
2.32%, 4/8/08	5,540	5,540

		15,145
New Jersey – 0.8%
New Jersey EDA School Revenue VRDB, Subseries R-1, FACS Construction (Lloyds TSB Bank LOC),
1.05%, 4/1/08	500	500
New Jersey State TRANS, Series 2008A,
4.50%, 6/24/08	55,000	55,109

		55,609
New Mexico – 0.6%
State of New Mexico TRANS, Series 2007,
4.00%, 6/30/08	20,000	20,047
State of New Mexico TRANS, Series 2007,
4.50%, 6/30/08	25,000	25,047

		45,094
New York – 3.7%
Chemung County Industrial Development Agency Revenue VRDB, Series 2007-A, Elmira College Project (JPMorgan Chase Bank LOC),
2.28%, 4/8/08	3,900	3,900
Metropolitan Transportation Authority Dedicated Tax Revenue VRDB, Series 2002B (FSA Corp. Insured),
1.80%, 4/8/08	2,050	2,050
Metropolitan Transportation Authority Revenue VRDB, Subseries 2005 G-2 (BNP Paribas LOC),
1.25%, 4/1/08	22,150	22,150
Monroe County Industrial Development Agency Revenue VRDB, Series 2008, Harley School Project (Manufacturers & Traders Trust Co. LOC),
2.21%, 4/8/08	2,000	2,000
New York City G.O., Series E, Subseries E-4 (Bank of America N.A. LOC),
2.09%, 4/8/08	37,600	37,600
New York City G.O., Subseries 2002 C-5 (Bank of New York LOC),
1.98%, 4/8/08	25,400	25,400
New York City G.O., Series 2006, Subseries I-8,
1.25%, 4/1/08	9,300	9,300
New York City Industrial Development Agency Civic Revenue VRDB, Series 2008, Congregation Darchei Torah (KeyBank N.A. LOC),
2.32%, 4/8/08	16,000	16,000
New York City Industrial Development Agency Civic Revenue VRDB, Sephardic Community Youth Center (Manufacturers & Traders Trust Co. LOC),
2.26%, 4/8/08	3,300	3,300
New York City Municipal Finance Authority Water and Sewer System Revenue Bonds, Series 2006-AA3,
2.09%, 4/8/08	2,500	2,500
New York City Municipal Finance Authority Water and Sewer System Revenue Bonds, Series 2007-CC-2,
1.45%, 4/1/08	6,600	6,600
New York City Municipal Finance Authority Water and Sewer System Revenue Bonds, Series 2008-BB-3,
1.05%, 4/1/08	14,300	14,300
New York City Municipal Finance Authority Water and Sewer Revenue VRDB, Subseries 2008 B-2,
1.20%, 4/1/08	6,500	6,500
New York City Transitional Finance Authority Revenue Bonds, Recovery, Subseries 3 B,
1.36%, 4/1/08	1,880	1,880
New York City Transitional Finance Authority Revenue VRDB, Subseries 20022C,
2.05%, 4/8/08	12,450	12,450

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

New York – 3.7% continued

New York State Dormitory Authority Revenue VRDB, Series 2003, Teresian House Housing Corp. Project (Lloyds TSB Bank LOC),
1.95%, 4/8/08	$15,090	$15,090
New York State Housing Finance Agency Revenue VRDB, Series 2002, 20 River Terrace Housing (FNMA Gtd.),
2.10%, 4/8/08	11,900	11,900
New York State Urban Development Corp. Revenue Bonds, Floating Rate Receipts SG-164 (FGIC-TCRS), (1)
2.26%, 4/8/08	19,500	19,500
Triborough Bridge and Tunnel Authority Revenue Refunding VRDB, Subseries 2005 B-1,
2.05%, 4/8/08	10,900	10,900
Triborough Bridge and Tunnel Authority Revenue VRDB, Series 2005-A,
1.70%, 4/8/08	29,320	29,320
Ulster County Industrial Development Agency Revenue VRDB, Series 2007-C, Kingston Regional Senior Living (Fortis Bank LOC),
1.97%, 4/8/08	5,000	5,000
Westchester County Industrial Development Agency Revenue Refunding VRDB, Series 2008 Hebrew Hospital Continuing Care (Manufacturers & Traders Trust Co. LOC),
2.26%, 4/8/08	13,985	13,985

		271,625
North Carolina – 1.7%
Charlotte G.O. VRDB,
2.10%, 4/8/08	30,525	30,525
Durham County Industrial Facilities and Pollution Control Financing Authority Revenue VRDB, Series 2007, Research Triangle (SunTrust Bank LOC),
2.21%, 4/8/08	10,000	10,000
Guilford County G.O. VRDB, Series 2005-B,
2.10%, 4/8/08	4,900	4,900
North Carolina Capital Facilities Finance Agency Educational Revenue VRDB, Series 2007, Rocky Mountain Preparatory School (Branch Banking & Trust Co. LOC),
2.28%, 4/8/08	6,500	6,500
North Carolina Capital Facilities Finance Agency Recreational Revenue VRDB, Series 2007-B, YMCA Greater Charlotte Project (Wachovia Bank N.A. LOC),
2.10%, 4/8/08	5,000	5,000
North Carolina Capital Facilities Finance Agency Revenue Bonds, Duke University, Citigroup Eagle 2006-12, (1)
2.25%, 4/8/08	12,000	12,000
North Carolina Medical Care Commission Healthcare Revenue Refunding Bonds, Series 2003-C, First Mortgage Well Spring (Allied Irish Bank LOC),
2.08%, 4/8/08	8,115	8,115
North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2007, Lutheran Retirement Project (SunTrust Bank LOC),
2.21%, 4/8/08	6,800	6,800
Raleigh COPS VRDB, Series 2005-B, Downtown Improvement Projects,
2.07%, 4/8/08	35,000	35,000
University of North Carolina Revenue Bonds, Citigroup Eagle 720053014 Class 2005A, (1)
2.25%, 4/8/08	5,800	5,800

		124,640
North Dakota – 0.1%
Cass County Health Facilities Revenue VRDB, Series 2008 A-2, Health Care — Essential (Assured Guaranty Insured),
2.25%, 4/8/08	7,000	7,000
Ohio – 3.2%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2125, Morgan Stanley Floaters (Morgan Stanley LOC), (1)
2.31%, 4/8/08	20,000	20,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Ohio – 3.2% continued

City of Columbus G.O., Citigroup ROCS RR-II-R-11293, (1)
2.24%, 4/8/08	$6,000	$6,000
Cuyahoga County Healthcare Facilities Revenue Bonds, McGregor AMASA Stone (KeyBank N.A. LOC),
2.08%, 4/8/08	13,470	13,470
Cuyahoga County Healthcare and Independent Living Facilities Revenue VRDB, Series B, Eliza Jennings Senior Care (Banco Santander Central Hispano LOC),
2.06%, 4/8/08	22,860	22,860
Cuyahoga County Hospital Revenue VRDB, Series 2003, Improvement Metrohealth System Project (KeyBank N.A. LOC),
2.32%, 4/8/08	6,740	6,740
Cuyahoga County Revenue VRDB, Series 2004-B3, Cleveland Clinic,
1.30%, 4/1/08	14,200	14,200
Franklin County Healthcare Facilities Revenue Refunding Bonds, Series 2005, Chelsea First Community (KBC Bank N.V. LOC),
2.14%, 4/8/08	17,400	17,400
Franklin County Hospital Revenue Refunding VRDB, Series 1996-B, U.S. Health Corp. of Columbus (Citibank N.A. LOC),
2.07%, 4/8/08	12,255	12,255
Mahoning County Hospital Facilities Revenue VRDB, Series 1997B, Forum Health Obligation Group (MBIA Insured),
8.50%, 4/8/08	300	300
Medina County Health Care Facilities Revenue VRDB, Series 2007A, Southwest General Health Center (Royal Bank of Scotland PLC LOC),
2.27%, 4/8/08	7,605	7,605
Ohio Higher Educational Facilities Revenue VRDB, Series 2007, Marietta College Project (JPMorgan Chase Bank LOC),
2.24%, 4/8/08	6,735	6,735
Ohio Higher Educational Facilities Revenue VRDB, Series 2007, Ohio Dominican University Project (JPMorgan Chase Bank LOC),
2.24%, 4/8/08	13,500	13,500
Ohio Housing Finance Agency Multifamily Revenue VRDB, Series 2002F, Chambrel at Montrose (FNMA LOC),
2.09%, 4/8/08	6,351	6,351
Ohio State Air Quality Development Authority Revenue Refunding VRDB, Series 2006A, Pollution Control, Firstenergy (KeyBank N.A. LOC),
2.20%, 4/8/08	50,000	50,000
Ohio State G.O. Bonds, Citigroup ROCS Series RR-II-R-4037, (1)
2.24%, 4/8/08	14,460	14,460
Ohio State Turnpike Commission Revenue Bonds, Series F32W, Regulation D, Lehman Municipal Trust Receipts, Various States, (1)
2.40%, 4/8/08	7,000	7,000
Parma Hospital Improvement Revenue VRDB, Series 2006C, Parma Community Hospital (JPMorgan Chase Bank LOC),
2.27%, 4/8/08	9,100	9,100
Richland County Health Care Facilities Revenue Refunding Bonds, Series 2004-A, Wesleyan Senior Living (JPMorgan Chase Bank LOC),
2.08%, 4/8/08	1,600	1,600
Summit County Port Authority Revenue Bonds, Series 2005, Lawrence School Project (Fifth Third Bank LOC),
2.05%, 4/8/08	3,425	3,425

		233,001
Oklahoma – 0.6%
Garfield County Industrial Authority PCR Refunding Bonds, Series A, Oklahoma Gas and Electric Co. Project,
2.30%, 4/8/08	18,200	18,200
Payne County EDA Revenue VRDB, Series 2005B, OSUF Phase 3 Student Project (AMBAC Insured),
6.25%, 4/8/08	8,510	8,510

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Oklahoma – 0.6% continued

Tulsa Airports Improvement Variable Rate Certificates Series B2 (MBIA Insured), (1)
3.01%, 4/8/08	$14,190	$14,190

		40,900
Oregon – 0.4%
Clackamas County Hospital Facility Authority Revenue Refunding VRDB, Willamette Series A-1 (Bank of New York LOC),
2.05%, 4/8/08	9,975	9,975
Oregon Health, Housing, Educational and Cultural Facilities Authority Revenue VRDB, Series 95A, Evangelical Lutheran Good Samaritan (U.S. Bank N.A. LOC),
2.26%, 4/8/08	2,650	2,650
Oregon State Department of Transportation Highway Usertax Revenue Bonds, Series 2006-43, ABN AMRO Munitops Certificate Trust, (1)
2.23%, 4/8/08	9,995	9,995
Oregon State Facilities Authority Revenue VRDB, Series 2002A, Hazelden Springbrook Project (Allied Irish Bank LOC),
2.24%, 4/8/08	3,700	3,700

		26,320
Pennsylvania – 0.8%
Delaware County IDA PCR Bonds, Floaters, Exelon (Wachovia Bank N.A. LOC),
1.45%, 4/1/08	1,400	1,400
Emmaus General Authority Revenue VRDB, Subseries 1989-D25, Local Government Revenue Bonds (Depfa Bank PLC LOC),
2.17%, 4/8/08	2,000	2,000
Pennsylvania Economic Development Financing Authority Revenue VRDB, Gertrude Barber Center Project (National City Bank LOC),
2.40%, 4/8/08	5,430	5,430
Pennsylvania Economic Development Financing Authority Treasury Department Hospital Revenue VRDB, Series 2006 A3, Hospital Enhancement Loan Program (National City Bank LOC),
2.40%, 4/8/08	9,760	9,760
Philadelphia Hospitals and Higher Education Facilities Authority Revenue VRDB, Series 1999B, Jefferson Health System,
2.20%, 2/10/09	10,000	10,000
Philadelphia School District TRANS, Series 2007-A (Bank of America N.A. LOC),
4.50%, 6/27/08	20,000	20,036
Westmoreland County IDA Revenue VRDB, Series C, Retirement Redstone (Bank of Nova Scotia LOC),
2.06%, 4/8/08	13,000	13,000

		61,626
Puerto Rico – 0.1%
Commonwealth of Puerto Rico TRANS, Series 2007 (Bank of Nova Scotia LOC),
4.25%, 7/30/08	6,000	6,016
South Carolina – 1.6%
Charleston Waterworks and Sewer Revenue VRDB, Series B, Capital Improvements,
2.10%, 4/8/08	27,200	27,200
Easley Utility Revenue Refunding VRDB, Series 2007 (FSA Corp. Insured),
2.20%, 4/8/08	32,925	32,925
Medical University Hospital Authority Revenue VRDB, Series 2005A-5, Austin Variable Certificates (MBIA Insured), (1)
2.26%, 4/8/08	12,230	12,230
Oconee County PCR Refunding VRDB, Series 1993, Duke Energy Corp. (SunTrust Bank LOC),
2.09%, 4/8/08	42,250	42,250

		114,605

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Tennessee – 4.0%

Blount County Public Building Authority Revenue VRDB, Local Government Public Improvement Bonds, Series A-4-A,
1.45%, 4/1/08	$2,650	$2,650
Chattanooga Health Educational and Housing Facility Board Revenue VRDB, Series 2004A, Tennessee Health Program-Cumberland Medical (AmSouth Bank Birmingham LOC),
2.24%, 4/8/08	21,000	21,000
Clarksville Public Building Authority G.O. VRDB, Series 2001 (SunTrust Bank LOC),
2.09%, 4/8/08	5,900	5,900
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Revenue Refunding Bonds, Richland Place, Inc. Project (SunTrust Bank LOC),
2.09%, 4/8/08	1,000	1,000
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Revenue VRDB, Series 1996A, Adventist Health System (SunTrust Bank LOC),
2.05%, 4/8/08	1,040	1,040
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Revenue VRDB, Series 1997-A, Adventist Health System (SunTrust Bank LOC),
2.05%, 4/8/08	1,135	1,135
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Revenue VRDB, Series 2002, Ensworth School Project (SunTrust Bank LOC),
2.09%, 4/8/08	2,255	2,255
Metropolitan Government Nashville and Davidson County IDA Revenue Refunding, Series 2002, Multifamily Housing, Spinnaker Cove Apartments Project (FNMA Gtd.),
2.23%, 4/8/08	2,805	2,805
Metropolitan Government Nashville and Davidson County IDB Multifamily Housing Revenue Refunding VRDB, Series 1989, Graybrook (Societe Generale LOC),
2.26%, 4/8/08	6,710	6,710
Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2004, Ridgelake Apartments Project (FHLMC Gtd.),
2.24%, 4/8/08	5,525	5,525
Municipal Energy Acquisition Corp. Revenue Bonds, Series 1579-2006, Putters (JPMorgan Chase and Co. LOC), (1)
2.29%, 4/8/08	47,680	47,680
Sevier County Public Building Authority, Local Government Public Improvement Revenue Bonds, Series 2000 IV-B-4 (FSA Corp. Insured),
1.40%, 4/1/08	1,200	1,200
Sevier County Public Building Authority, Local Government Public Improvement Revenue Bonds, Series 2000 IV-B-8 (FSA Corp. Insured),
1.40%, 4/1/08	390	390
Sevier County Public Building Authority, Local Government Public Improvement Revenue Bonds, Series 2000 IV-F-2 (AMBAC Insured),
5.25%, 4/1/08	400	400
Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Memphis University School Project (SunTrust Bank LOC),
2.21%, 4/8/08	4,200	4,200
Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series A-1, Gateway Projects (FNMA Gtd.),
2.25%, 4/8/08	5,575	5,575
Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2001, Youth Villages (Allied Irish Bank LOC),
2.24%, 4/8/08	1,500	1,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Tennessee – 4.0% continued

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2003, St. Benedict Auburndale School Project (AmSouth Bank Birmingham LOC),
2.21%, 4/8/08	$6,500	$6,500
Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2005, Hutchison School Project (Bank of America N.A. LOC),
2.21%, 4/8/08	9,900	9,900
Sullivan County Health and Educational and Housing Facilities Board Revenue Bonds, Wellmont Health Systems Project (Bank of America N.A. LOC),
2.07%, 4/8/08	36,375	36,375
Tennergy Corp. Gas Revenue Bonds, Series 1258Q, Putters (JPMorgan Chase and Co. LOC), (1)
2.29%, 4/8/08	39,745	39,745
Tennergy Corp. Gas Revenue Bonds, STARS Trust Receipts 1260B (BNP Paribas LOC), (1)
2.29%, 4/8/08	84,280	84,280
Tennessee Local Development Authority Revenue BANS, Series 2007A, Student Loan Program,
5.00%, 6/30/08	8,000	8,026

		295,791
Texas – 9.6%
ABN AMRO Munitops Certificate Trust G.O., Series 2007-21 (PSF of Texas Gtd.), (1)
2.23%, 4/8/08	16,010	16,010
Bexar County and Clear Creek Revenue Bonds, Series 2007-28, Clipper Tax-Exempt Certificate Trust, (1)
2.51%, 4/8/08	39,565	39,565
Conroe Independent School District G.O., ABN AMRO Munitops Certificate Trust 2002-1 (PSF of Texas Gtd.), (1)
2.24%, 4/8/08	9,995	9,995
Dallas Water and Sewer Revenue Bonds, State Street Clipper Tax-Exempt Certificate Trust 2007-23, (1)
2.31%, 4/8/08	20,000	20,000
Denton Independent School District G.O., Series 2007-50, ABN AMRO Munitops Certificate Trust (PSF of Texas Gtd.), (1)
2.23%, 4/8/08	13,700	13,700
Denton Independent School District Variable Rate Certificates, Series 2004C, Piper Jaffray Funding LLC (PSF of Texas Gtd.), (1)
2.30%, 4/8/08	12,705	12,705
El Paso Housing Finance Corp. Variable Certificates, Series 2001E, SFM Revenue (GNMA Gtd.), (1)
2.24%, 4/8/08	6,595	6,595
Grand Prairie Independent School District G.O. VRDB, Building Bonds (PSF of Texas Gtd.),
3.76%, 8/1/08	45,000	45,000
Grand Prairie Independent School District G.O. VRDB, Series 2004, School Building (PSF of Texas Gtd.),
3.76%, 8/1/08	19,655	19,655
Harris County Flood Control District G.O. Refunding, Series 2008-B,
2.15%, 4/8/08	14,200	14,200
Harris County Health Facilities Development Corp. Hospital Revenue VRDB, Series 2007-B, Baylor College Medicine (JPMorgan Chase Bank LOC),
2.07%, 4/8/08	91,300	91,300
Harris County Health Facilities Development Corp. Revenue VRDB, Series A, Methodist Hospital System,
2.07%, 4/8/08	26,700	26,700
Harris County Industrial Development Corp. PCR Bonds, Series 1984, Exxon Project,
0.86%, 4/1/08	3,300	3,300
HFDC of Central Texas, Inc. Retirement Facilities Revenue VRDB, Series 2006 C, Village Gleannloch Farms (Citibank N.A. LOC),
2.06%, 4/8/08	10,250	10,250
Houston Independent School District G.O. Revenue VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.),
3.75%, 6/16/08	25,000	25,084

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Texas – 9.6% continued

Irving Independent School District Revenue VRDB, Series 2004A (PSF of Texas Gtd.),
3.76%, 8/1/08	$17,800	$17,800
La Marque Independent School District G.O., Series 2003, Smith Barney ROCS 1058 (PSF of Texas Gtd.), (1)
2.24%, 4/8/08	7,980	7,980
Leander Independent School District G.O., ABN AMRO Munitops Certificate Trust Series 2002-16 (PSF of Texas Gtd.), (1)
2.23%, 4/8/08	11,000	11,000
Lower Neches Valley Industrial Development Corp. Exempt Facilities Revenue Refunding VRDB, Series 2001A, ExxonMobil Project,
0.90%, 4/1/08	24,825	24,825
Northside Independent School District School Building Bonds, Series 2002A, ABN AMRO Munitops Certificate Trust 2003-28 (PSF of Texas Gtd.), (1)
2.23%, 4/8/08	9,870	9,870
Northwest Independent School District G.O., Citigroup ROCS RR-II R-11220 (PSF of Texas Gtd.), (1)
2.24%, 4/8/08	3,975	3,975
Richmond Higher Education Corp. Revenue VRDB, Series 2003A, Bayou University Project (AMBAC Insured),
8.00%, 4/8/08	5,700	5,700
Rockwall Independent School District G.O. VRDB, Series 2006, School Building (PSF of Texas Gtd.),
2.15%, 4/8/08	16,000	16,000
San Antonio Independent School District G.O., Series 2001B, ABN AMRO Munitops Certificate Trust 2001-29 (PSF of Texas Gtd.), (1)
2.24%, 4/8/08	19,995	19,995
State of Texas G.O., Citigroup Eagle 2006-126 Class A, (1)
2.25%, 4/8/08	51,900	51,900
State of Texas G.O. Refunding, Veterans Housing Assistance-Fund I,
2.07%, 4/8/08	6,000	6,000
State of Texas Transportation Community Mobility G.O. Bonds, Citigroups ROCS RR-II-R-12208, (1)
2.27%, 4/8/08	5,085	5,085
Tarrant County Cultural Education Facilities Finance Corp. Revenue VRDB, Adventist Long Term Care (SunTrust Bank LOC),
2.05%, 4/8/08	9,515	9,515
Tarrant County Health Facilities Development Corp. Revenue VRDB, Series 1996-A, Adventist Health System Sunbelt (SunTrust Bank LOC),
2.05%, 4/8/08	5,060	5,060
Tarrant County Housing Finance Corp. Revenue VRDB, Series 2003, Gateway Arlington Apartments Project (FNMA Gtd.),
2.09%, 4/8/08	8,445	8,445
Texas City Industrial Development Corp., Wachovia MERLOTS Series 2000-A34, Arco Pipeline Project, (1)
2.25%, 4/8/08	3,835	3,835
Texas Municipal Gas Acquisition and Supply Corp. II Revenue Bonds, Series 2007-042-1993B, STARS Certificates, (1)
2.29%, 4/8/08	33,340	33,340
Texas State Transportation Commission First Tier Revenue Bonds, Citigroup ROCS RR-II-R-12011, (1)
2.24%, 4/8/08	6,100	6,100
Texas State Transportation Commission Revenue VRDB, Series B, First Tier,
2.08%, 4/8/08	54,800	54,800
Texas University Revenue Bonds, Series 2003B, Wachovia MERLOTS Series 2003-B14, (1)
2.25%, 4/8/08	7,755	7,755
Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, Sub Lien,
1.25%, 4/1/08	11,300	11,300
Tom Greene County Health Facilities Development Corp. Revenue VRDB, Universal Health Services Project (Bank of Nova Scotia LOC),
1.90%, 4/8/08	1,000	1,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Texas – 9.6% continued

Travis County Retirement Health Facilities Development Corp. Revenue VRDB, Series C, Querencia Barton Creek (Bank of America N.A. LOC),
2.05%, 4/8/08	$3,600	$3,600
University of Texas Permanent University Fund Revenue Bonds, Series 2036, BB&T Municipal Trust, (1)
2.26%, 4/8/08	6,000	6,000
University of Texas Revenue Refunding VRDB, Series 2007-B, Financing System,
1.95%, 4/8/08	11,000	11,000
Williamson County G.O., ABN AMRO Munitops Certificate Trust Series 2001-22 (FSA Corp. Insured), (1)
2.24%, 4/8/08	10,395	10,395

		706,334
Utah – 1.0%
Intermountain Power Agency Supply Revenue Bonds, Citicorp Eagle Trust CR-331 (FSA Corp. Insured), (1)
2.26%, 4/8/08	3,230	3,230
Park City Revenue VRDB, Series 2007, Ski and Snowboard Association (Wells Fargo Bank N.A. LOC),
2.21%, 4/8/08	3,380	3,380
Utah Transit Authority Sales TRB (Fortis Bank LOC), Subseries 2006A,
1.40%, 4/1/08	2,700	2,700
Subseries B,
0.95%, 4/1/08	9,020	9,020
Utah Water Finance Agency Revenue VRDB (AMBAC Insured), Series A-1,
5.00%, 4/8/08	10,845	10,845
Series A-12,
6.38%, 4/8/08	4,600	4,600
Series A-20,
6.50%, 4/8/08	5,000	5,000
Series 2002A2,
5.00%, 4/8/08	3,300	3,300
Series 2002A5,
6.00%, 4/8/08	7,350	7,350
Series 2004A9,
6.00%, 4/8/08	15,000	15,000
Series 2005A13,
5.00%, 4/8/08	10,000	10,000

		74,425
Virginia – 2.3%
Alexandria IDA Revenue Refunding VRDB, Series 2005, Goodwin House (Wachovia Bank N.A. LOC),
1.10%, 4/1/08	400	400
Alexandria IDA Revenue Refunding VRDB, Series 2005, Institute of Defense (AMBAC Insured),
5.25%, 4/8/08	7,105	7,105
Charlottesville IDA Educational Facilities Revenue Bonds, Series 2006-B, University of Virginia Foundation Project (Wachovia Bank N.A. LOC),
2.05%, 4/8/08	38,370	38,370
Chesapeake Bay Bridge and Tunnel District Revenue Bonds, Wachovia MERLOTS Series 2003A39 (MBIA Insured), (1)
4.00%, 4/8/08	6,035	6,035
Fairfax County Educational Facilities Revenue Bonds, Series 2003, The Madeira School (Bank of America N.A. LOC),
2.32%, 4/8/08	18,600	18,600
Hampton Redevelopment and Multifamily Housing Authority Revenue Refunding VRDB, Hampton Center Apartments Project (FHLMC Insured),
2.21%, 4/8/08	14,510	14,510

See Notes to the Financial Statements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Virginia – 2.3% continued

Harrisonburg IDA Revenue Refunding Bonds, Series B, Mennonite Retirement (Citibank N.A. LOC),
2.06%, 4/8/08	$11,635	$11,635
Loudoun County IDA Revenue VRDB, Series 2003E, Howard Hughes Medical Institute,
1.95%, 4/8/08	39,430	39,430
Newport News Redevelopment and Multifamily Housing Revenue Refunding VRDB, Series 2001, Springhouse Apartments Project (FHLMC Gtd.),
2.09%, 4/8/08	13,200	13,200
Prince William County COPS VRDB, Series 2006B (Wachovia Bank N.A. LOC),
2.10%, 4/8/08	6,350	6,350
Virginia Commonwealth University Health Systems Authority Revenue VRDB, Series 2008C (Branch Banking & Trust Co. LOC),
1.42%, 4/1/08	10,000	10,000

		165,635
Washington – 2.1%
Bremerton County Revenue Bonds, Series 2003, Kitsap Regional Conference Center Parking (Bank of America N.A. LOC),
2.12%, 4/8/08	2,365	2,365
City of Seattle G.O., Series 1996D,
1.50%, 4/8/08	1,900	1,900
Washington State Finance Commission Nonprofit Housing Revenue Refunding VRDB, Series 1997, Panorama City Project (KeyBank N.A. LOC),
1.40%, 4/1/08	8,035	8,035
Washington State Finance Commission Nonprofit Housing Revenue VRDB, Series B, St. Thomas School Project (Bank of America N.A. LOC),
2.20%, 4/8/08	5,000	5,000
Washington State Finance Commission Nonprofit Housing Revenue VRDB, Series 2000, Living Care Centers Project (Wells Fargo Bank N.A. LOC),
2.09%, 4/8/08	8,040	8,040
Washington State G.O., Series 1993B, Smith Barney Soc Gen Trust SGB-13, (1)
2.23%, 4/8/08	20,600	20,600
Washington State G.O., Wachovia MERLOTS Series 2001-A54, (1)
2.25%, 4/8/08	4,090	4,090
Washington State Health and Education, ABN AMRO Munitops Certificate Trust 2006-90, (1)
2.23%, 4/8/08	11,050	11,050
Washington State Healthcare Facilities Authority Revenue VRDB, Seattle Cancer Care (KeyBank N.A. LOC),
2.28%, 4/8/08	10,310	10,310
Washington State Healthcare Facilities Authority Revenue VRDB, Series 2003, Association of Community and Migrant Health Centers (U.S. Bank N.A. LOC),
2.30%, 4/8/08	3,985	3,985
Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007, St. Martins University Project (KeyBank N.A. LOC),
2.32%, 4/8/08	8,900	8,900
Washington State Higher Education Facilities Authority Revenue VRDB, Series 2003A, Cornish College of Arts Project (Bank of America N.A. LOC),
2.15%, 4/8/08	2,100	2,100
Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Series 2003, Emerald Heights Project (Bank of America N.A. LOC),
2.10%, 4/1/08	900	900
Washington State Housing Finance Commission Nonprofit Revenue VRDB, Bertschi School Project (Bank of America N.A. LOC),
2.25%, 4/8/08	500	500
Washington State Housing Finance Commission Nonprofit Revenue VRDB, Rockwood Retirement Communities (Wells Fargo Bank N.A. LOC),
1.14%, 4/1/08	1,495	1,495

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Washington – 2.1% continued

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series C, Skyline at First Hill Project (Bank of America N.A. LOC),
2.05%, 4/8/08	$41,000	$41,000
Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2000, University Prep Academy Project (Bank of America N.A. LOC),
2.15%, 4/8/08	3,800	3,800
Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2005, Seattle Art Museum Project (Allied Irish Bank LOC),
1.13%, 4/1/08	100	100
Washington State Public Power Supply System Electric Revenue Refunding Bonds, Series 1998-3A, Power Supply System Number 3 (MBIA Insured),
4.50%, 4/8/08	8,325	8,325
Washington State Revenue Bonds, Series 2007-37, Clipper Tax-Exempt Certificate Trust, (1)
2.31%, 4/8/08	14,740	14,740

		157,235
West Virginia – 0.7%
Cabell County Revenue VRDB, Series 2001, Huntington YMCA (JPMorgan Chase Bank LOC),
3.50%, 4/8/08	3,125	3,125
Monongalia County Building Commission Revenue Refunding Bonds, Series 2005B, Monongalia General Hospital Project (JPMorgan Chase Bank LOC),
2.25%, 4/8/08	13,050	13,050
West Virginia State Hospital Finance Authority Revenue Refunding VRDB, Series 2003A1, Pallottine Health Services, Inc. Project (Fifth Third Bank LOC),
2.23%, 4/8/08	36,985	36,985

		53,160
Wisconsin – 2.6%
City of Milwaukee CP (State Street Bank & Trust LOC),
0.95%, 8/8/08	8,000	8,000
Green Bay Housing Authority Revenue Bonds, Series 2004, Sisters of St. Francis Project (Allied Irish Bank LOC),
2.07%, 4/8/08	1,200	1,200
Milwaukee Redevelopment Authority Revenue VRDB, Series 1998, Library Hill Project (U.S. Bank N.A. LOC),
2.27%, 4/8/08	3,940	3,940
Milwaukee Redevelopment Authority Lease Revenue VRDB, Series 2005, University of Wisconsin-Kenilworth Project (Depfa Bank PLC LOC),
2.27%, 4/8/08	15,005	15,005
Milwaukee Redevelopment Authority Revenue VRDB, Series 2007, Riverwest Student Housing Project (Marshall & Ilsley Bank LOC),
2.27%, 4/8/08	6,935	6,935
State of Wisconsin, Series 2007, Operating Notes,
4.50%, 6/16/08	22,500	22,534
State of Wisconsin Revenue Bonds, Series 2007-5, Clipper Tax-Exempt Certificate Trust, (1)
2.31%, 4/8/08	25,000	25,000
Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 1997, Froedtert Memorial Lutheran Hospital Trust (Marshall & Ilsley Bank LOC),
2.08%, 4/8/08	11,868	11,868
Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2002, Meriter Hospital, Inc. Project (Marshall & Ilsley Bank LOC),
1.33%, 4/1/08	2,600	2,600
Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2004C, EastCastle Place, Inc. (Bank of America N.A. LOC),
2.08%, 4/8/08	5,545	5,545
Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2007-B, Newcastle Place, Inc. (Bank of America N.A. LOC),
2.05%, 4/8/08	19,200	19,200

See Notes to the Financial Statements.

MONEY MARKET FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL INVESTMENTS – 92.2% continued

Wisconsin – 2.6% continued

Wisconsin Health and Educational Facilities Authority Revenue Bonds, St. Joseph Community Hospital Project (Marshall & Ilsley Bank LOC),
2.08%, 4/8/08	$5,745	$5,745
Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds, Series 2007, Mercy Alliance, Inc. (Marshall & Ilsley Bank LOC),
2.08%, 4/8/08	10,000	10,000
Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2001, Lutheran College (U.S. Bank N.A. LOC),
1.30%, 4/1/08	8,000	8,000
Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2001, Riverview Hospital Association (U.S. Bank N.A. LOC),
1.33%, 4/1/08	4,545	4,545
Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2002A, Capital Access Pool, Vernon Memorial Hospital (KBC Bank N.V. LOC),
1.33%, 4/1/08	5,465	5,465
Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2003B, Wheaton Franciscan Services (U.S. Bank N.A. LOC),
2.08%, 4/8/08	10,500	10,500
Wisconsin State Health and Educational Facilities Authority Revenue Bonds, Series 2003, Mercy Health Systems (Marshall & Ilsley Bank LOC),
2.08%, 4/8/08	6,500	6,500
Wisconsin State Health and Educational Facilities Authority Revenue VRDB, Series 2005, National Regency New Berlin Project (Marshall & Ilsley Bank LOC),
1.33%, 4/1/08	6,620	6,620
Wisconsin State Health and Educational Facilities Authority Revenue VRDB, Series 2005, St. John’s Communities (Marshall & Ilsley Bank LOC),
2.08%, 4/8/08	11,125	11,125

		190,327
Wyoming – 0.2%
Lincoln County PCR VRDB, Series 1985, Exxon Project,
1.03%, 4/1/08	1,700	1,700
Platte County PCR Bonds, Series 1984A, Tri-State Generation and Transmission (National Rural Utilities Cooperative Finance Corp. LOC),
1.45%, 4/1/08	3,200	3,200
Sublette County PCR Bonds, Series 1984, Exxon Project,
1.03%, 4/1/08	5,200	5,200
Uinta County PCR Refunding VRDB, Amoco Project,
0.90%, 4/1/08	2,900	2,900

		13,000
Multiple States Pooled Security – 0.3%
Morgan Keegan Municipal Products, Inc. Revenue VRDB, Series 2008 B-1, Various States (Regions Bank LOC), (1)
2.31%, 4/8/08	21,410	21,410

Total Municipal Investments

(Cost $6,752,379)		6,752,379

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANIES – 5.0%
AIM Tax-Free Cash Reserve Portfolio	203,789,255	203,789
Dreyfus Tax-Exempt Cash Management Fund	61,897	62
Lehman Brothers Tax Free Money Market Fund	164,214,244	164,214

Total Investment Companies

(Cost $368,065)		368,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCY – 2.6% (3)
Federal Home Loan Bank – 2.6%
FHLB Discount Note,
1.52%, 4/1/08	$190,000	$190,000

Total U.S. Government Agency

(Cost $190,000)		190,000

Total Investments – 99.8%

(Cost $7,310,444) (4)		7,310,444

Other Assets less Liabilities – 0.2%		16,192

NET ASSETS – 100.0%		$7,326,636

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933.

(2)	Restricted security that has been deemed illiquid. At March 31, 2008, the value of this restricted illiquid security amounted to approximately $56,995,000 or 0.8% of net assets. Additional information on this restricted, illiquid security is as follows:

	ACQUISITION AND	ACQUISITION
	ENFORCEABLE	COST
SECURITY	DATE	(000S)
Park Creek Metropolitan District Revenue Bonds (CO), 2.25%, 5/29/08*	2/15/07	$56,995

*	This security is a variable rate security which resets periodically during the year.

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)	The cost for federal income tax purposes was $7,310,444.

†	On April 25, 2008, the security was downgraded and is no longer an Eligible Security. The Board of Trustees has approved the retention of the security upon its finding that disposal of the security would not be in the best interest of the Northern Funds Municipal Money Market Fund and its shareholders.

At March 31, 2008, the industry sectors (unaudited) for the Municipal Money Market Fund were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment & Housing	5.5%
Air, Water Services & Solid Waste Management	8.4
Educational Services	12.5
Electric Services, Gas and Combined Utilities	5.6
Executive, Legislative & General Government	23.3
General Medical & Surgical, Nursing and Personal Care	8.1
Health Services and Residential Care	11.9
Investment & Management Offices	5.0
Urban & Community Development, Housing Programs & Social Services	6.6
All other sectors less than 5%	13.1

Total	100.0%

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES – 61.9% (1)
Fannie Mae – 24.6%
FNMA Bond,
3.15%, 5/28/08	$2,110	$2,112
FNMA Discount Notes,
2.81%, 4/1/08	3,664	3,664
2.95%, 4/1/08	39,377	39,377
3.02%, 4/1/08	9,250	9,250
4.12%, 4/1/08	9,000	9,000
4.29%, 4/1/08	22,262	22,262
4.01%, 4/2/08	5,000	4,999
4.15%, 4/2/08	20,000	19,998
2.81%, 4/9/08	1,650	1,649
2.93%, 4/16/08	6,042	6,035
3.00%, 4/16/08	10,000	9,988
3.62%, 4/16/08	5,000	4,992
1.90%, 4/17/08	2,000	1,998
3.59%, 4/25/08	1,300	1,297
2.93%, 5/1/08	23,512	23,455
2.94%, 5/1/08	14,683	14,647
3.60%, 5/1/08	30,900	30,807
2.50%, 5/21/08	3,500	3,488
5.01%, 5/30/08	10,662	10,574
1.83%, 6/2/08	9,250	9,221
2.76%, 6/2/08	20,000	19,905
3.45%, 6/12/08	25,000	24,828
2.77%, 6/27/08	25,000	24,833
5.01%, 6/27/08	7,513	7,422
1.76%, 7/1/08	15,936	15,865
1.94%, 7/1/08	26,895	26,763
2.15%, 2/27/09	5,000	4,901
FNMA Notes,
4.88%, 4/10/08	8,000	8,004
6.00%, 5/15/08	2,000	2,008
5.00%, 5/30/08	2,000	2,010
3.25%, 6/4/08	11,540	11,552
3.01%, 6/9/08	4,000	4,005
3.00%, 6/12/08	4,000	4,004
2.50%, 6/15/08	5,100	5,099
2.75%, 6/30/08	1,000	1,001
3.88%, 7/15/08	12,029	12,062
3.88%, 8/15/08	1,000	1,006
5.13%, 9/2/08	10,000	10,121
3.75%, 9/15/08	9,035	9,103
5.00%, 9/15/08	2,429	2,460
4.50%, 10/15/08	10,000	10,109
3.75%, 10/28/08	2,000	2,017
5.00%, 1/23/09	2,250	2,297
3.25%, 2/15/09	10,000	10,075

		450,263
Federal Farm Credit Bank – 3.4%
FFCB Bond,
5.00%, 12/29/08	5,000	5,099
FFCB Discount Note,
1.76%, 3/18/09	9,000	8,845
FFCB FRN,
2.96%, 4/1/08	12,500	12,500
2.81%, 4/12/08	5,000	5,000
2.65%, 4/16/08	5,000	5,000
2.46%, 4/22/08	5,000	5,000
2.47%, 4/25/08	10,000	10,000
2.52%, 4/27/08	5,000	5,000
2.94%, 5/28/08	5,000	4,999

		61,443
Federal Home Loan Bank – 24.2%
FHLB Bonds,
4.30%, 4/23/08	9,750	9,750
4.40%, 4/23/08	4,500	4,502
4.35%, 4/28/08	5,000	5,000
4.38%, 4/28/08	5,000	5,003
4.40%, 4/29/08	10,000	10,009
4.42%, 5/8/08	6,000	6,002
4.35%, 5/19/08	7,125	7,125
2.75%, 6/6/08	4,835	4,835
4.75%, 6/11/08	3,470	3,472
3.05%, 6/12/08	5,000	5,008
2.70%, 7/8/08	2,500	2,503
5.25%, 7/10/08	5,000	5,000
2.58%, 7/15/08	10,000	10,000
5.00%, 8/15/08	1,000	1,010
5.00%, 8/25/08	5,000	5,056

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES – 61.9% (1) continued

Federal Home Loan Bank – 24.2% continued

FHLB Bonds, continued

4.88%, 9/10/08	$4,940	$4,998
2.45%, 9/11/08	17,570	17,569
5.00%, 9/12/08	1,900	1,924
2.45%, 9/19/08	10,000	10,028
2.23%, 9/24/08	5,000	5,000
4.50%, 10/24/08	19,695	19,929
4.63%, 10/24/08	5,000	5,060
4.31%, 11/14/08	1,985	2,010
2.31%, 3/24/09	15,000	15,000
FHLB Discount Notes,
1.35%, 4/1/08	20,415	20,415
1.80%, 4/1/08	75,000	75,000
1.83%, 4/3/08	4,946	4,945
3.62%, 4/16/08	15,000	14,977
2.11%, 4/21/08	2,914	2,911
2.14%, 4/23/08	20,500	20,473
2.90%, 4/23/08	10,000	9,982
2.07%, 4/25/08	1,350	1,348
2.45%, 5/2/08	7,525	7,509
2.68%, 5/7/08	25,000	24,933
2.16%, 8/4/08	15,000	14,888
2.13%, 3/12/09	5,000	4,898
FHLB FRN,
3.56%, 4/24/08	10,000	9,998
3.07%, 4/30/08	10,000	10,000
2.91%, 5/5/08	10,000	10,000
2.93%, 5/5/08	5,000	5,000
2.98%, 5/11/08	15,000	15,000
2.91%, 5/28/08	9,000	8,999
FHLB Notes,
2.85%, 7/1/08	9,000	9,000
5.80%, 9/2/08	3,000	3,044
4.63%, 11/21/08	5,000	5,077

		444,190
Freddie Mac – 7.6%
FHLMC Bond,
3.13%, 4/4/08	1,000	1,000
FHLMC Discount Notes,
3.90%, 4/7/08	20,000	19,987
2.13%, 4/11/08	1,000	999
3.62%, 4/14/08	9,984	9,971
2.08%, 4/17/08	4,490	4,486
2.12%, 4/25/08	4,000	3,994
4.00%, 4/28/08	2,874	2,866
4.24%, 4/28/08	5,000	4,984
2.05%, 9/15/08	1,658	1,642
2.12%, 3/2/09	8,000	7,842
2.15%, 3/2/09	1,524	1,494
FHLMC Notes,
3.50%, 4/1/08	1,000	1,000
5.13%, 4/18/08	5,000	5,005
3.37%, 4/28/08	3,665	3,666
4.30%, 5/5/08	2,000	2,004
3.50%, 5/21/08	5,000	5,008
3.10%, 5/27/08	2,500	2,503
2.85%, 6/3/08	3,000	3,002
3.88%, 6/15/08	21,651	21,668
3.25%, 7/11/08	5,000	5,008
3.00%, 7/14/08	5,000	5,010
3.15%, 7/30/08	5,000	5,008
3.63%, 9/15/08	3,000	3,016
5.13%, 10/15/08	8,715	8,865
4.63%, 12/19/08	4,262	4,337
5.00%, 1/30/09	1,500	1,532
5.75%, 3/15/09	3,700	3,823

		139,720
Overseas Private Investment Corp. – 2.1%
Participation Certificates, Series 518-2002-406-IG,
2.50%, 4/2/08	23,623	23,623
Series 1995-197,
2.50%, 4/2/08	15,187	15,187

		38,810

Total U.S. Government Agencies

(Cost $1,134,426)		1,134,426

See Notes to the Financial Statements.

MONEY MARKET FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT OBLIGATIONS – 4.0%
U.S. Treasury Bills,
2.29%, 4/15/08	$5,000	$4,995
1.15%, 4/17/08	25,000	24,987
2.00%, 7/3/08	10,000	9,948
2.10%, 8/21/08	5,000	4,959
1.25%, 9/18/08	15,000	14,912
1.27%, 9/18/08	15,000	14,910

Total U.S. Government Obligations

(Cost $74,711)		74,711

Investments, at Amortized Cost

($1,209,137)		1,209,137

REPURCHASE AGREEMENTS – 37.1%
(Collateralized at a minimum of 102%) (2) Joint Repurchase Agreements – 2.9%
Morgan Stanley & Co., Inc., dated 3/31/08, repurchase price $23,918
1.75%, 4/1/08	23,917	23,917
Societe Generale – New York Branch, dated 3/31/08, repurchase price $11,959
1.50%, 4/1/08	11,959	11,959
UBS Securities LLC, dated 3/31/08, repurchase price $17,939
1.35%, 4/1/08	17,938	17,938

		53,814
(Collateralized at a minimum of 102%) (3) Repurchase Agreements – 34.2%
Bank of America N.A., dated 3/31/08, repurchase price $75,005
2.50%, 4/1/08	75,000	75,000
Bank of America Securities LLC, dated 3/31/08, repurchase price $200,014
2.50%, 4/1/08	200,000	200,000
Citigroup Global Markets, Inc., dated 3/31/08, repurchase price $105,007
2.50%, 4/1/08	105,000	105,000
Deutsche Bank of Securities, Inc., dated 3/31/08, repurchase price $220,015
2.50%, 4/1/08	220,000	220,000
Lehman Brothers, Inc., dated 3/31/08, repurchase price $26,148
3.01%, 4/1/08	26,146	26,146

		626,146

Total Repurchase Agreements

(Cost $679,960)		679,960

Total Investments – 103.0%

(Cost $1,889,097) (4)		1,889,097

Liabilities less Other Assets – (3.0)%		(55,495)

NET ASSETS – 100.0%		$1,833,602

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	2.00% - 12.50%	8/15/14 - 4/15/29
U.S. Treasury Notes	1.88% - 3.38%	1/15/12 - 7/15/15

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	COUPON RATES	MATURITY DATES
FNMA	4.50% - 7.00%	2/1/18 - 3/1/38

(4)	The cost for federal income tax purposes was $1,889,097.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS
 U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES – 94.9% (1)
Federal Farm Credit Bank – 11.3%
FFCB Bonds,
4.15%, 4/15/08	$26,400	$26,418
3.38%, 7/15/08	1,000	1,002
FFCB Discount Notes,
1.50%, 4/1/08	50,000	50,000
1.55%, 4/1/08	50,000	50,000
4.05%, 10/21/08	6,000	5,862
FFCB FRN,
2.96%, 4/1/08	30,000	30,000
2.81%, 4/12/08	15,000	14,999
2.87%, 4/12/08	7,750	7,754
2.65%, 4/16/08	10,000	10,000
2.46%, 4/22/08	20,000	20,000
2.47%, 4/25/08	20,000	20,000
2.52%, 4/27/08	10,000	9,999
2.94%, 5/28/08	10,000	9,998
FFCB Notes,
5.82%, 9/10/08	3,000	3,045
5.64%, 9/15/08	4,000	4,058
4.25%, 10/10/08	6,000	6,058

		269,193
Federal Home Loan Bank – 83.2%
FHLB Bonds,
4.43%, 4/7/08	5,000	5,002
4.50%, 4/11/08	3,000	3,001
5.13%, 4/16/08	3,010	3,013
4.48%, 4/18/08	1,500	1,501
4.50%, 4/21/08	15,000	15,000
4.30%, 4/23/08	15,000	15,000
4.32%, 4/23/08	29,700	29,711
3.28%, 4/28/08	5,000	5,002
4.35%, 4/28/08	15,000	15,000
4.38%, 4/28/08	6,875	6,875
4.40%, 4/29/08	10,000	10,013
4.40%, 5/5/08	25,000	25,016
4.42%, 5/8/08	20,375	20,376
5.75%, 5/15/08	1,000	1,004
2.75%, 6/6/08	10,000	10,000
4.75%, 6/11/08	19,000	19,024
3.00%, 6/12/08	1,000	1,001
4.00%, 6/13/08	8,810	8,833
4.25%, 6/17/08	25,000	25,020
2.65%, 6/26/08	12,300	12,300
2.90%, 7/1/08	10,000	10,000
2.85%, 7/7/08	10,000	10,000
5.00%, 7/9/08	19,790	19,917
5.25%, 7/10/08	10,000	9,999
2.58%, 7/15/08	10,115	10,115
5.00%, 7/16/08	9,725	9,796
5.13%, 7/16/08	1,800	1,813
3.38%, 7/21/08	13,040	13,089
3.00%, 7/28/08	2,000	2,005
4.40%, 7/28/08	5,000	5,027
2.88%, 8/1/08	10,000	10,000
2.58%, 8/4/08	20,000	20,000
2.55%, 8/15/08	17,745	17,745
3.88%, 8/22/08	21,775	21,903
5.80%, 9/2/08	3,685	3,745
5.87%, 9/2/08	4,850	4,923
2.62%, 9/4/08	18,000	18,000
2.45%, 9/11/08	10,000	10,000
5.00%, 9/12/08	11,265	11,422
2.45%, 9/19/08	15,000	15,042
2.35%, 9/24/08	16,050	16,056
4.50%, 10/14/08	1,000	1,012
4.50%, 10/24/08	7,000	7,105
4.63%, 10/24/08	22,000	22,289
4.88%, 11/19/08	5,000	5,085
5.00%, 2/20/09	2,000	2,046
2.63%, 2/27/09	5,000	5,013
2.31%, 3/24/09	25,000	25,000
FHLB Discount Notes,
1.50%, 4/1/08	550,000	550,000
1.80%, 4/1/08	121,055	121,055
1.10%, 4/2/08	85,131	85,129
2.05%, 4/2/08	50,000	49,997
2.70%, 4/2/08	10,000	9,999
3.90%, 4/2/08	17,496	17,494
2.75%, 4/4/08	2,500	2,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES – 94.9% (1) continued

Federal Home Loan Bank – 83.2% continued

FHLB Discount Notes, continued

1.85%, 4/7/08	$4,200	$4,199
1.90%, 4/7/08	1,000	1,000
2.09%, 4/7/08	4,100	4,098
1.75%, 4/9/08	7,100	7,097
2.06%, 4/9/08	8,000	7,996
2.44%, 4/9/08	10,000	9,995
2.70%, 4/9/08	25,000	24,985
4.02%, 4/9/08	20,000	19,982
2.75%, 4/11/08	3,790	3,787
3.91%, 4/11/08	10,000	9,989
1.85%, 4/14/08	20,000	19,987
3.62%, 4/14/08	16,750	16,728
1.85%, 4/15/08	20,000	19,986
2.10%, 4/16/08	1,500	1,499
2.85%, 4/16/08	3,091	3,087
2.88%, 4/16/08	1,730	1,728
3.61%, 4/16/08	15,000	14,978
3.62%, 4/16/08	15,000	14,977
4.24%, 4/16/08	14,805	14,779
2.80%, 4/18/08	20,042	20,016
3.05%, 4/18/08	44,200	44,136
4.24%, 4/18/08	14,000	13,972
2.55%, 4/23/08	1,545	1,543
2.90%, 4/23/08	15,000	14,973
1.85%, 4/25/08	2,000	1,998
2.66%, 4/30/08	10,000	9,979
2.50%, 5/7/08	4,750	4,738
2.52%, 5/30/08	13,714	13,657
2.84%, 6/18/08	30,019	29,834
2.16%, 8/4/08	20,000	19,850
2.55%, 8/6/08	15,000	14,865
2.16%, 9/10/08	10,000	9,903
2.00%, 3/9/09	12,000	11,772
1.75%, 3/11/09	10,500	10,324
2.13%, 3/12/09	10,000	9,796
1.75%, 3/13/09	18,150	17,845
1.95%, 3/13/09	5,000	4,906
FHLB FRN,
3.56%, 4/24/08	15,000	14,997
3.07%, 4/30/08	20,000	20,000
2.91%, 5/5/08	20,000	20,000
2.93%, 5/5/08	10,000	10,000
2.98%, 5/11/08	25,000	25,000
2.93%, 5/21/08	10,000	10,004
FHLB Notes,
4.13%, 4/18/08	11,000	11,007
5.13%, 6/13/08	3,825	3,842
5.13%, 6/18/08	3,360	3,368
2.85%, 7/1/08	26,000	26,002

		1,975,217
Tennessee Valley Authority – 0.4%
Tennessee Valley Authority Agency Bond,
5.38%, 11/13/08	3,294	3,355
Tennessee Valley Authority Discount Note,
2.20%, 4/10/08	4,688	4,685

		8,040

Total U.S. Government Agencies

(Cost $2,252,450)		2,252,450

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MONEY MARKET FUNDS

 SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT OBLIGATIONS – 5.0%
U.S. Treasury Bills,
2.28%, 4/15/08	$25,000	$24,978
1.15%, 4/17/08	25,000	24,987
2.00%, 7/3/08	25,000	24,871
2.10%, 8/21/08	5,000	4,959
1.25%, 9/18/08	20,000	19,882
1.27%, 9/18/08	20,000	19,880

Total U.S. Government Obligations

(Cost $119,557)		119,557

Total Investments – 99.9%

(Cost $2,372,007) (2)		2,372,007

Other Assets less Liabilities – 0.1%		2,550

NET ASSETS – 100.0%		$2,374,557

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)	The cost for federal income tax purposes was $2,372,007.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2008

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 39 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market, and U.S. Government Select Money Market Funds (collectively, the “Funds”) are separate investment portfolios of the Trust, each of which is a diversified portfolio except for the California Municipal Money Market Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s money market funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. (“PFPC”) serve as the Trust’s co-administrators, and Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES – The investments held by the Funds are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Amortized cost was not deemed to approximate fair value for certain investments in the Money Market Fund. The valuation methodology for such investments is described on page 27 of this annual report.

B) CREDIT ENHANCEMENTS – Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

C) REPURCHASE AGREEMENTS – During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

Each Fund may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2008, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME – Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market and Municipal Money Market Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain money market funds receive dividend income from investment companies.

E) EXPENSES – Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among

NORTHERN FUNDS ANNUAL REPORT	63	MONEY MARKET FUNDS

MONEY MARKET FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS – Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

G) FEDERAL INCOME TAXES – No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At March 31, 2008, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED

	TAX-EXEMPT	ORDINARY	UNREALIZED
Amounts in thousands	INCOME	INCOME*	LOSS
California Municipal Money Market	$2,770	$181	$ —
Money Market	—	25,248	(21,246)
Municipal Money Market	13,367	1,095	—
U.S. Government Money Market	—	3,830	—
U.S. Government Select Money Market	—	4,122	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY
Amounts in thousands	INCOME	INCOME*
California Municipal Money Market	$37,072	$251
Money Market	—	503,836
Municipal Money Market	170,539	429
U.S. Government Money Market	—	39,778
U.S. Government Select Money Market	—	50,032

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY
Amounts in thousands	INCOME	INCOME*
California Municipal Money Market	$34,073	$181
Money Market	—	484,847
Municipal Money Market	171,855	—
U.S. Government Money Market	—	34,731
U.S. Government Select Money Market	—	46,931

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of March 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds’ financial statements.

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2008

3. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 31, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At March 31, 2008, the Funds did not have any outstanding loans. The Funds did not incur any interest expense during the fiscal year ended March 31, 2008.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year ended March 31, 2008, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	ANNUAL	EXPENSE
	ADVISORY FEES	LIMITATIONS
California Municipal Money Market	0.40%	0.55%
Money Market	0.40%	0.55%
Municipal Money Market	0.40%	0.55%
U.S. Government Money Market	0.40%	0.55%
U.S. Government Select Money Market	0.40%	0.55%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds pay the co-administration fees to NTI, which in turn pays a portion of these fees to PFPC for its services.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

At March 31, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

				COST
	UNREALIZED	UNREALIZED	NET	BASIS OF
Amounts in thousands	APPRECIATION	DEPRECIATION	DEPRECIATION	SECURITIES
Money Market	$ —	$(21,246)	$(21,246)	$11,542,514

NORTHERN FUNDS ANNUAL REPORT	65	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2008

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

	PROCEEDS		PAYMENTS	NET
	FROM	REINVESTMENT	FOR SHARES	INCREASE
Amounts in thousands*	SHARES SOLD	OF DIVIDENDS	REDEEMED	IN NET ASSETS
California Municipal Money Market	$6,594,258	$10,374	$(6,271,710)	$332,922
Money Market	42,734,265	202,775	(42,775,831)	161,209
Municipal Money Market	26,070,581	33,836	(24,649,522)	1,454,895
U.S. Government Money Market	7,243,670	17,766	(6,250,811)	1,010,625
U.S. Government Select Money Market	7,864,108	16,743	(6,523,507)	1,357,344

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2007, were as follows:

				NET
	PROCEEDS		PAYMENTS	INCREASE
	FROM	REINVESTMENT	FOR SHARES	(DECREASE)
Amounts in thousands*	SHARES SOLD	OF DIVIDENDS	REDEEMED	IN NET ASSETS
California Municipal Money Market	$7,353,582	$9,065	$(7,113,971)	$248,676
Money Market	45,021,411	172,642	(43,151,512)	2,042,541
Municipal Money Market	26,276,008	32,133	(26,053,362)	254,779
U.S. Government Money Market	4,551,456	14,656	(4,459,924)	106,188
U.S. Government Select Money Market	5,296,309	16,018	(5,428,490)	(116,163)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

6. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and financial disclosures, if any.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial amounts, but will require additional disclosures. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 28, 2008

NORTHERN FUNDS ANNUAL REPORT	67	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX INFORMATION	MARCH 31, 2008 (UNAUDITED)

During the fiscal year ended March 31, 2008, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 99.32% and Municipal Money Market 99.75%.

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2008 (UNAUDITED)

A Special Meeting of Shareholders of each investment portfolio (the “Funds”) of Northern Funds was held on January 29, 2008 to (1) elect eight Trustees of the Northern Funds’ Board and (2) approve an amended and restated investment advisory agreement between each Fund and its investment adviser, reflecting a change in the termination and renewal date of the agreements to June 30 of each year.

With respect to electing eight Trustees of the Northern Funds’ Board, the resulting votes are presented below:

	FOR THE NOMINEE	WITHHELD NUMBER
TRUSTEE	NUMBER OF SHARES	OF SHARES
William L. Bax	13,290,559,030.11	16,644,783.46
Edward J. Condon Jr.	13,289,553,984.79	17,649,828.78
Sharon Gist Gilliam	13,288,573,006.00	18,630,807.57
Sandra Polk Guthman	13,296,446,195.20	10,757,618.37
Michael E. Murphy	13,295,751,338.49	11,452,475.08
Mary Jacobs Skinner	13,296,487,955.87	10,715,857.70
Richard P. Strubel	13,290,923,562.92	16,280,250.65
Casey Sylla	13,295,547,845.97	11,655,967.60

With respect to approving an amended and restated investment advisory agreement, the resulting votes are presented below:

	NUMBER OF SHARES

FUND NAME	FOR	AGAINST	ABSTAIN
California Municipal Money Market	717,526,776.08	—	39,509,831.00
Money Market	5,294,232,174.09	4,091,919.32	1,055,935,083.03
Municipal Money Market	3,711,932,886.94	571,616.51	195,051,119.49
U.S. Government Money Market	429,687,846.36	488,566.24	26,722,646.07
U.S. Government Select Money Market	531,285,605.15	44,561.83	82,616,519.00

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2008 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007 through March 31, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/07 - 3/31/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.55%	$1,000.00	$1,012.40	$2.77
Hypothetical	0.55%	$1,000.00	$1,022.31	$2.79 **

MONEY MARKET

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.55%	$1,000.00	$1,019.40	$2.78
Hypothetical	0.55%	$1,000.00	$1,022.31	$2.79 **

MUNICIPAL MONEY MARKET

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.55%	$1,000.00	$1,012.90	$2.78
Hypothetical	0.55%	$1,000.00	$1,022.31	$2.79 **

U.S. GOVERNMENT MONEY MARKET

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.55%	$1,000.00	$1,018.20	$2.78
Hypothetical	0.55%	$1,000.00	$1,022.31	$2.79 **

U.S. GOVERNMENT SELECT MONEY MARKET

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.55%	$1,000.00	$1,017.70	$2.78
Hypothetical	0.55%	$1,000.00	$1,022.31	$2.79 **

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2008

 EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABAG	Association of Bay Area Governments
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BANS	Bond Anticipation Notes
COPS	Certificates of Participation
CP	Commercial Paper
EDA	Economic Development Authority
FFCB	Federal Farm Credit Bank
FGIC	Financial Guaranty Insurance Corp.
FHLB	Federal Home Loan Bank
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRCD	Floating Rate Certificates of Deposit
FRCP	Floating Rate Commercial Paper
FRN	Floating Rate Notes
FSA	Financial Security Assurance
FSB	Federal Savings Bank
GNMA	Government National Mortgage Association
G.O.	General Obligation
Gtd.	Guaranteed
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDR	Industrial Development Revenue
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
MERLOTS	Municipal Exempt Receipts - Liquidity Optional Tender
MTN	Medium Term Notes
P-Floats	Puttable Floating Rate Securities
PCR	Pollution Control Revenue
PSF	Permanent School Fund
RANS	Revenue Anticipation Notes
ROCS	Reset Option Certificates
SFM	Single Family Mortgage
SGB	Societe Generale Bank
Soc Gen	Societe Generale
STARS	Short Term Adjustable Rate Securities
TANS	Tax Anticipation Notes
TCRS	Transferable Custodial Receipts
TRANS	Tax and Revenue Anticipation Notes
TRB	Tax Revenue Bonds
TSB	Trustee Savings Bank
VRDB	Variable Rate Demand Bonds

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS
 TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of March 31, 2008, each Trustee oversaw a total of 61 portfolios in the Northern Funds Complex — Northern Funds offers 39 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

 NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
William L. Bax Age: 64 Trustee since 2005
• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;
• Director of Big Shoulders Fund since 1997;
• Director of Children’s Memorial Hospital since 1997;
• Trustee of DePaul University since 1998;
• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;
• Director of Andrew Corporation from 2006 to 2007.
• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee since 2000
• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;
• Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;
• Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
• Member and Director of the Illinois Venture Capital Association since 2001;
• Trustee at Dominican University from 1996 to 2005;
• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;
• Member of the Board of Governors of The Metropolitan Club since 2003;
• Member of the Advisory Board of AAVIN Equity Partners since 2005;
• Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;
• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;
• Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.
• None

Sharon Gist Gilliam Age: 64 Trustee since 2001
• CEO of Chicago Housing Authority from 2006 to 2007;
• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005;
• Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present.
• None

Sandra Polk Guthman Age: 64 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008
• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;
• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;
• Director of Commonwealth Edison since 2007.
• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.

MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2008 (UNAUDITED)

 NON-INTERESTED TRUSTEES continued

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE

Michael E. Murphy Age: 71 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 68 Trustee since 2000 and Chairman since 2008
• Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;
• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.
• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 64 Trustee since 2008
• Chief Investment Officer, The Allstate Corporation from January to July, 2002;
• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;
• Chairman and President of the Allstate Financial Group from 2002 to 2007;
• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;
• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.
• GATX Corporation.

 INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Mary Jacobs Skinner, Esq.(3) Age: 50 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

NORTHERN FUNDS ANNUAL REPORT	73	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2008 (UNAUDITED)

 OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 50 50 South LaSalle Street Chicago, IL 60603 President since 2000
• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000
• Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 51 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004
• Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008
• Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Brian P. Ovaert Age: 46 50 Bank Street Canary Wharf London, E145NT Assistant Treasurer since 2005
• Executive Vice President and Regional Head of Operations for Europe, the Middle East and Africa at The Northern Trust Company since April 1, 2007; Head of Worldwide Fund Administration at The Northern Trust Company overseeing Fund Accounting, Transfer Agent and Fund Administration functions from 1997 to March 2007; Treasurer of the Trust from 2002 to 2005.

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007
• Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Diana E. McCarthy, Esq. Age: 56 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Linda J. Hoard, Esq. Age: 60 99 High Street, 27th Floor Boston, MA 02110 Assistant Secretary since 1999	• Senior Counsel and Senior Vice President at PFPC Inc. since 1998.

(1)	Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

MONEY MARKET FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

APPROVAL OF ADVISORY AGREEMENT	MARCH 31, 2008 (UNAUDITED)

The Trustees oversee the management of Northern Funds (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Funds with Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”).

The Advisory Agreement was recently amended to reset the termination date to June 30. The resetting of the termination date was approved by the shareholders of the Funds at a Special Meeting held on January 29, 2008. In conjunction with the change in the termination date, the Board of Trustees determined that the annual contract renewal meeting should be moved from February to May. Because applicable regulations require annual approval of advisory agreements, the Advisory Agreement was re-approved on an interim basis with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on February 15, 2008 (the “Meeting”). The interim approval of the Advisory Agreement was for the period from March 31, 2008, the original termination date of the agreement, to June 30, 2008, the new termination date of the agreement.

In preparation for the Trustees’ consideration of the Advisory Agreement at the Meeting, the Trustees received written materials and oral presentations relating to the Advisory Agreement. At the meeting, the Trustees considered the Investment Adviser’s oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meeting without employees of the Investment Adviser present.

In evaluating the Advisory Agreement, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. Both in meetings specifically dedicated to the interim review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser’s investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

The Trustees reviewed information on the following topics for all of the Funds: the Investment Adviser’s profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

Specifically in connection with the Trustees’ approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds’ investment performance over different time periods compared to their Lipper and Morningstar categories; (iii) the scope and depth of the Investment Adviser’s resources; (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser’s other institutional accounts; (v) the Investment Adviser’s staffing for the Funds and the experience of the portfolio managers; and other personnel (vi) the Investment Adviser’s financial resources and their ability to attract and retain portfolio management talent; (vii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (viii) the benefits received by the Investment Adviser and its affiliates from their relationships with the Funds. In addition, the Trustees considered the Investment Adviser’s willingness to meet separately with representatives of the Board of Trustees in preparation for the Meeting and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds. The Trustees also discussed the Adviser’s continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. The Trustees also noted the number of initiatives undertaken by the Trust’s Chief Compliance Officer (“CCO”) during the year to strengthen the Funds’ compliance program. In connection with compliance,

NORTHERN FUNDS ANNUAL REPORT	75	MONEY MARKET FUNDS

MONEY MARKET FUNDS

APPROVAL OF ADVISORY AGREEMENT continued	MARCH 31, 2008 (UNAUDITED)

the Trustees noted the frequent and substantial reports made by the Trust’s CCO at Board meetings throughout the year. Finally, the Trustees considered the Investment Adviser’s responsiveness to their requests for information.

The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds’ investment performance was provided for one, three, five and ten years. The Trustees considered the Funds’ investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Adviser’s investment approach for the Funds.

Based on the information received, the Trustees believed that the Money Market Funds had provided competitive yields in light of their respective investments objectives and policies. The Trustees also took into consideration the extreme market volatility over the past year and credit problems caused by sub-prime loan defaults, and the effects of these events on the Funds’ performance.

The Trustees also considered whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services. With respect to economies of scale, the Trustees considered the Investment Adviser’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ advisory fees are set and through the Investment Adviser’s voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds, the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, and the profits realized by them.

After deliberation, the Trustees concluded at the Meeting with respect to all of the Funds, that the fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its actual or projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved on an interim basis and continued until June 30, 2008.

MONEY MARKET FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

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NORTHERN FUNDS ANNUAL REPORT	77	MONEY MARKET FUNDS

MONEY MARKET FUNDS

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MONEY MARKET FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

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NORTHERN FUNDS ANNUAL REPORT	79	MONEY MARKET FUNDS

MONEY MARKET FUNDS
 FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC
not affiliated with Northern Trust

NOT FDIC INSURED
May lose value/No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY
8	STATEMENTS OF ASSETS AND LIABILITIES
10	STATEMENTS OF OPERATIONS
12	STATEMENTS OF CHANGES IN NET ASSETS
14	FINANCIAL HIGHLIGHTS
20	SCHEDULES OF INVESTMENTS
20	BOND INDEX FUND
46	FIXED INCOME FUND
50	GLOBAL FIXED INCOME FUND
52	HIGH YIELD FIXED INCOME FUND
57	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
58	U.S. GOVERNMENT FUND
59	NOTES TO THE FINANCIAL STATEMENTS
65	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
66	FUND EXPENSES
68	SHAREHOLDER MEETING RESULTS
69	ABBREVIATIONS AND OTHER INFORMATION
70	TRUSTEES AND OFFICERS
73	APPROVAL OF ADVISORY AGREEMENT
76	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS
BOND INDEX FUND
PORTFOLIO MANAGEMENT COMMENTARY
The U.S. bond market experienced substantial turbulence during the past 12 months. The annual period began with fixed-income investors continuing to struggle with a mixed picture of slower growth, rising inflation, steady employment and the unknown effect of the subprime mortgage woes. By the summer of 2007, the subprime mortgage problems and related liquidity concerns had moved into the spotlight, and they remained there for the remainder of the year. In reaction to these developments, the U.S. Federal Reserve — which had held interest rates steady for more than a year — cut rates by a half-percent at its meeting on September 18, 2007. The Fed continued to slash rates aggressively through the remainder of the Fund’s fiscal year, bringing the benchmark federal funds rate to 2.50% by the end of March. The central bank also took extraordinary steps to maintain liquidity, including engineering the purchase of Bear Stearns following its near collapse in March. These moves helped restore a measure of stability to the market by the end of the reporting period.
With this as a backdrop, U.S. Treasuries generated exceptional performance during the past year. The yield on the two-year note decreased by 299 basis points. At the same time, the yields on the five-, 10- and 30-year issues decreased by 210, 123 and 55 basis points, respectively. The picture was less favorable elsewhere in the bond market, however, causing the Lehman Brothers U.S. Aggregate Index — which invests across the entire market — to underperform Treasuries. Still, the Index produced a robust gain of 7.67% for the annual period. Asset-backed securities were the worst performing sector of the bond market, followed by collateralized mortgage-backed securities and corporate issues.
The Fund returned 7.97% during the past 12 months. The difference in returns reflects the fact that the Fund does not invest in all securities within the Index, but rather a sample portfolio. We continue to invest in a sample of securities representative of the benchmark in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

		ONE	SINCE
TOTAL RETURN	QUARTER	YEAR	INCEPTION

BOND INDEX	2.50%	7.97%	7.12%

LEHMAN U.S. AGGREGATE INDEX	2.17	7.67	6.87

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
LOUIS D’ARIENZO
With Northern Trust since 2003

GROWTH OF A $10,000 INVESTMENT
The Lehman Brothers U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
TOTAL NET ASSETS	$713 MILLION
NET ASSET VALUE	$10.24
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS
FIXED INCOME FUND
PORTFOLIO MANAGEMENT COMMENTARY
In the first half of 2007, the potential negative impact from sharply rising defaults within the subprime mortgage market — and the housing market in general — was underestimated by investors. The ensuing financial contagion was the principal driver of market performance in the second half of 2007 and continues to play out in 2008. The unanticipated degree of the credit crunch’s negative impact on highly rated structured fixed-income products led to the seizing up of commercial paper and other short-term debt markets as attempts to price these securities were frustrated in a suddenly illiquid market.
For the 12-month period ended March 31, 2008, the Fund posted a 4.25% return, compared with the 7.67% return of the Lehman Brothers U.S. Aggregate Index. The Fund had no direct subprime exposure during the period, but instead was positioned defensively in high quality sectors that nevertheless sold off indiscriminately. Part of the Fund’s defensive posture was an overweight position to highly rated finance and commercial mortgage-backed security sectors. These sectors severely underperformed in the second half of the period and have only recently begun to recover. We were positioned with an underweight position in most non-Treasury sectors to start the period and were especially defensive within the credit and commercial mortgage-backed security sectors. We expanded the underweight position in early 2008 as market conditions continued to deteriorate. The potential for bank failures led to this positioning and contributed significantly to lower performance.
The first quarter of 2008 was among the worst in history for the fixed-income markets. The severity of impairment in the financial sector was increasingly found to be worse than expected. Additionally, macroeconomic data continued to deteriorate. The Federal Reserve’s traditional measures of rate cuts and other liquidity facilities proved to be insufficient. These events culminated in the Fed-directed bailout of Bear Stearns. However, the non-Treasury sectors of the fixed-income market finished the quarter strongly on the belief that a full-blown failure of the financial system had been avoided. While the crisis may have diminished — though we are not yet convinced that it has passed — lingering concerns over a possible consumer-led recession remain.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

FIXED INCOME	4.25%	3.84%	4.84%	5.71%

LEHMAN U.S. AGGREGATE INDEX	7.67	4.58	6.04	6.63

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
COLIN A. ROBERTSON
With Northern Trust since 1999

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$9.84
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   3   FIXED INCOME FUNDS

FIXED INCOME FUNDS
GLOBAL FIXED INCOME FUND
PORTFOLIO MANAGEMENT COMMENTARY
The 12 months ended March 31, 2008, were defined by the market disruptions originating from the U.S. subprime mortgage market. This, in combination with lower forecasts for economic growth, was a positive for government bonds worldwide.
Central bank responses to the events that began to unfold in the third quarter of 2007 varied significantly across the globe and took two forms. The more traditional tool of interest rate setting was supplemented by liberalization of central bank lending criteria, as liquidity in fixed income markets all but disappeared. Interest rates initially increased in both the United Kingdom and Europe, but the Bank of England eventually cut rates as growth prospects in the U.K. deteriorated. Meanwhile, the European Central Bank (ECB) pointed to robust economic performance and inflation when justifying its stance of leaving interest rates unchanged. However, the ECB was initially the most proactive provider of funds to the banking system. Japanese interest rates were maintained at 0.5% amid subdued readings of economic activity. In the United States, the Federal Reserve cut rates by three full percentage points and employed a variety of liquidity-bolstering measures to combat declining house prices and the ongoing financial crisis. Also of significance were the fiscal and regulatory initiatives enacted in the United States, as all parties searched for solutions to the ongoing market dysfunction.
Against this backdrop, the Fund delivered a total return of 18.17% for the annual period, compared with a return of 19.97% for the benchmark, the J.P. Morgan Government Bond Index Global. At a time of declining bond yields and steepening yield curves worldwide, the Fund benefited from a strategic positioning favoring steeper yield curves in the United States and the U.K. In addition, during a period in which the U.S. dollar depreciated substantially, we added value relative to the benchmark via moderate strategic underweights to the dollar. However, it was hurt by a corresponding positioning favoring flatter yield curves in Europe and Japan.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

GLOBAL FIXED INCOME	18.17%	6.92%	5.75%	5.84%

J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL	19.97	8.03	7.13	7.03

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
WAYNE G. BOWERS
With Northern Trust since 1999

GROWTH OF A $10,000 INVESTMENT

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors.
The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.
Foreign securities may involve additional risks, including social and political instability, reduced market liquidity and currency volatility.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOIFX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$70 MILLION
NET ASSET VALUE	$12.22
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS
HIGH YIELD FIXED INCOME FUND
PORTFOLIO MANAGEMENT COMMENTARY
High-yield bonds performed poorly during the past 12 months, reflecting an environment of reduced liquidity and rising concerns about slowing economic growth. Although the period began on a positive note, with both default rates and yield spreads for the asset class reaching record lows, the difficulties in the mortgage market began to take their toll by late summer. Despite aggressive interest rate cuts by the U.S. Federal Reserve, the tolerance for credit risk among both market participants and broker/dealers declined dramatically. The result, for the high-yield market, was sharply increased yield spreads versus U.S. Treasuries — a reflection of underperformance for the asset class. Within the high-yield market, the lowest-rated issuers underperformed by the greatest amount. BB-rated bonds generated a -0.64% return, B-rated bonds returned -2.33% and CCC-rated bonds returned -9.97%.
The high-yield asset class posted negative returns for the 12-month period ended March 31, 2008, with the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index returning -3.48%. The Fund’s total return for the period was -4.64%. Performance benefited from our decision to reduce the Fund’s positions in issues rated CCC and below — which were more negatively affected by poor market performance — in favor of an above-average weighting to cash. Security selection was the largest detractor from performance, as several of the Fund’s positions declined more than the market.
We transitioned the Fund to a more defensive strategy throughout the past 12 months. As stated above, we decreased exposure to lower-rated securities and increased exposure to cash equivalents. In addition, we exited, avoided or reduced the Fund’s weighting in bonds issued by more heavily indebted companies. Where market liquidity allowed we also opted to swap out of bonds lower in the capital structure and into more senior issues. This represents a defensive posture since the higher a bond is in the capital structure, the more likely the holder to get paid in the event the company becomes insolvent. We believe this defensive positioning is appropriate in an environment of elevated risk.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

HIGH YIELD FIXED INCOME	-4.64%	3.72%	6.95%	4.92%

LEHMAN U.S. CORP HIGH YIELD 2% ISSUER CAP INDEX	-3.48	4.70	8.50	5.50

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGERS
EDWARD J. CASEY
With Northern Trust since 2002
RICHARD J. INZUNZA
With Northern Trust since 2007

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Lehman Brothers High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.
The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
TOTAL NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$7.29
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   5   FIXED INCOME FUNDS

FIXED INCOME FUNDS
SHORT - INTERMEDIATE U.S. GOVERNMENT FUND
PORTFOLIO MANAGEMENT COMMENTARY
Midway through 2007, when many market participants had decided there was no prospect of Federal Reserve rate cuts, the first cracks began to emerge in the financial system. News emerged regarding potential hedge fund losses linked with subprime mortgage defaults, quickly altering market sentiment. In August, the Fed initiated the first of several measures to enhance market liquidity. When it became clear that the problems would be much broader and deeper than originally envisioned, fear gripped the fixed-income markets, sending risk premiums to levels unseen in years. No sector outside of Treasuries was immune to the distress as money funds, government agency securities and even municipal markets could not escape their ties to subprime mortgages. In March 2008, Bear Stearns nearly succumbed to financial stresses and required a Fed-assisted bailout.
For the period ended March 31, 2008, the Fund returned 7.49%, underperforming the 9.98% return of its benchmark. During most of 2007, we positioned the Fund in expectation of a relatively stable yield environment, believing that the negative effects of subprime mortgage defaults would be restricted to a portion of the U.S. economy. However, during the summer the problem escalated rapidly — from a housing-related slowdown to systematic financial distress. Our overweight to spread product and underweight in the front of the curve detracted from performance during the third quarter as the yield curve steepened and spread product widened at the outset of the crisis. When signs emerged that the crisis could be deeper than anticipated, we positioned the portfolio for a more risk-averse environment, which was beneficial in the first quarter of 2008.
The effects of the prolonged downturn in housing have reverberated throughout many sectors of the economy. Home prices and new construction have continued to spiral downward, while gasoline and food prices have skyrocketed. All this is weighing on the U.S. consumer, causing consumer confidence to plunge to multi-decade lows. One of the few bright spots has been the export sector, as global growth remained sufficiently strong to partially offset domestic weakness. As of the close of the first quarter, the market is contemplating how deep the consumer-led slowdown may be, and looking for signs of stability in the housing market.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

SHORT-INTERMEDIATE U.S. GOVERNMENT	7.49%	4.69%	3.02%	4.60%

LEHMAN 1-5 YEAR U.S. GOVERNMENT INDEX	9.98	5.82	3.94	5.41

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
DANIEL J. PERSONETTE
With Northern Trust since 1996

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.
Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$410 MILLION
NET ASSET VALUE	$10.37
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS
U.S. GOVERNMENT FUND
PORTFOLIO MANAGEMENT COMMENTARY
The first cracks in the financial system began to emerge in mid-2007, after many investors had dismissed the possibility of Federal Reserve rate cuts. Headlines regarding potential hedge fund losses linked with subprime mortgage defaults quickly altered market sentiment. In August, the Fed initiated the first of several measures to enhance market liquidity. When it became clear that the problems would be much broader and deeper than originally envisioned, anxiety began to pervade the markets, sending yield spreads to levels unseen in years. No sector outside of Treasuries was immune to the distress as money funds, government agency securities and even municipal markets could not escape their ties to subprime mortgages. Bear Stearns nearly succumbed to the financial stresses in March 2008, until its Fed-assisted acquisition by JPMorgan Chase.
The Fund returned 8.61% for its most recent fiscal year ended March 31, 2008, underperforming the 11.22% return of its benchmark. During most of 2007, we positioned the Fund in expectation of a relatively stable yield environment, believing that the negative effects of subprime mortgage defaults would be restricted to a portion of the U.S. economy. However, during the summer the problem escalated rapidly — from a housing-related slowdown to systematic financial distress. Our overweight to spread product and underweight in the front of the curve detracted from performance during the third quarter as the yield curve steepened and spread product widened at the outset of the crisis. When signs emerged that the crisis could be deeper than anticipated, we positioned the Fund for a more risk-averse environment, which has been beneficial thus far in 2008.
Problems in the housing market have reverberated throughout many sectors of the economy. Home prices and new construction have continued to spiral downward, while gasoline and food prices have skyrocketed. All this is weighing on the U.S. consumer, causing consumer confidence to plunge. One of the few bright spots — which so far has kept domestic GDP in positive territory — has been the export sector, as global growth remained sufficiently strong to partially offset domestic weakness. At present, the market is contemplating how deep any economic slowdown may be, and looking for early signs of revival in the housing market.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

U.S. GOVERNMENT	8.61%	3.28%	5.03%	5.30%

LEHMAN INTERMEDIATE U.S. GOVERNMENT INDEX	11.22	4.34	5.82	6.11

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
DANIEL J. PERSONETTE
With Northern Trust since 1996

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Intermediate U.S. Government Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.
Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$127 MILLION
NET ASSET VALUE	$10.26
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   7   FIXED INCOME FUNDS

FIXED INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

	BOND	FIXED
	INDEX	INCOME
Amounts in thousands, except per share data	FUND	FUND

ASSETS:
Investments, at cost	$742,775	$1,223,977
Investments, at value	$758,588	$1,225,991
Cash	52	26,521
Foreign currencies, at value (cost $4)	–	–
Interest income receivable	5,387	6,179
Receivable for securities sold	1,017	115,318
Receivable for fund shares sold	2,192	1,676
Receivable from investment adviser	29	19
Unrealized gain on forward foreign currency exchange contracts	–	–
Prepaid and other assets	1	2
Total Assets	767,266	1,375,706

LIABILITIES:
Cash overdraft	–	–
Unrealized loss on forward foreign currency exchange contracts	–	–
Payable for securities purchased	3,113	81,665
Payable for when-issued securities	50,042	188,189
Payable for fund shares redeemed	399	3,439
Distributions to shareholders	564	663
Payable to affiliates:
Investment advisory fees	20	147
Co-administration fees	20	32
Custody and accounting fees	2	6
Transfer agent fees	12	21
Trustee fees	1	5
Accrued other liabilities	19	60
Total Liabilities	54,192	274,227

Net Assets	$713,074	$1,101,479

ANALYSIS OF NET ASSETS:
Capital stock	$697,447	$1,114,956
Accumulated undistributed net investment income (loss)	7	(668)
Accumulated undistributed net realized gains (losses)	(193)	(14,823)
Net unrealized appreciation (depreciation)	15,813	2,014
Net Assets	$713,074	$1,101,479

Shares Outstanding ($.0001 par value, unlimited authorization)	69,648	111,894
Net Asset Value, Redemption and Offering Price Per Share:	$10.24	$9.84

See Notes to the Financial Statements.
FIXED INCOME FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

		SHORT-
GLOBAL	HIGH YIELD	INTERMEDIATE	U.S.
FIXED INCOME	FIXED INCOME	U.S. GOVERNMENT	GOVERNMENT
FUND	FUND	FUND	FUND

$62,243	$1,819,325	$388,505	$117,867
$68,750	$1,684,666	$391,569	$119,805
–	3	–	–
4	–	–	–
878	40,503	1,947	623
–	2,366	67,478	27,303
339	3,740	1,878	248
7	32	12	7
39	–	–	–
1	4	1	1
70,018	1,731,314	462,885	147,987

–	–	20,465	11,591
61	–	–	–
–	4,266	9,744	2,132
–	–	22,396	6,824
8	1,140	184	116
–	2,601	110	57

11	231	54	17
2	49	12	4
2	8	2	1
1	33	8	2
2	6	2	2
21	123	20	26
108	8,457	52,997	20,772

$69,910	$1,722,857	$409,888	$127,215

$62,722	$1,938,235	$402,594	$124,897
762	(539)	–	413
(102)	(80,180)	4,230	(33)
6,528	(134,659)	3,064	1,938
$69,910	$1,722,857	$409,888	$127,215

5,722	236,267	39,527	12,403
$12.22	$7.29	$10.37	$10.26

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   9   FIXED INCOME FUNDS

FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS

	BOND	FIXED
	INDEX	INCOME
Amounts in thousands	FUND	FUND

INVESTMENT INCOME:
Interest income	$19,133	$58,188
Total Investment Income	19,133	58,188

EXPENSES:
Investment advisory fees	583	7,730
Co-administration fees	583	1,656
Custody fees	70	140
Accounting fees	58	131
Transfer agent fees	389	1,104
Registration fees	19	25
Printing fees	20	63
Professional fees	16	45
Trustee fees and expenses	6	19
Shareholder servicing fees	–	8
Other	13	37

Total Expenses	1,757	10,958
Less expenses reimbursed by investment adviser	(768)	(1,013)
Less custodian credits	(18)	(7)
Net Expenses	971	9,938

Net Investment Income	18,162	48,250

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(271)	(9,379)
Futures	–	4,078
Foreign currency transactions	–	(29)
Net change in unrealized appreciation (depreciation) on:
Investments	16,683	3,570
Forward foreign currency exchange contracts	–	–
Translation of other assets and liabilities denominated in foreign currencies	–	(16)
Net Gains (Losses) on Investments and Foreign Currency	16,412	(1,776)

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,574	$46,474

See Notes to the Financial Statements.
FIXED INCOME FUNDS   10   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2008

		SHORT-
GLOBAL	HIGH YIELD	INTERMEDIATE	U.S.
FIXED INCOME	FIXED INCOME	U.S. GOVERNMENT	GOVERNMENT
FUND	FUND	FUND	FUND

$1,373	$151,147	$9,453	$6,528
1,373	151,147	9,453	6,528

322	12,670	1,640	977
57	2,715	351	209
70	201	43	32
25	201	43	34
38	1,810	234	140
19	35	18	18
21	107	21	20
15	76	15	15
6	31	6	6
4	318	1	32
14	60	14	13

591	18,224	2,386	1,496
(153)	(1,841)	(278)	(239)
(1)	(94)	–	(1)
437	16,289	2,108	1,256

936	134,858	7,345	5,272

1,109	(52,259)	9,810	3,802
–	–	274	755
812	–	–	–

4,467	(168,093)	3,131	1,705
(37)	–	–	–
36	–	–	–
6,387	(220,352)	13,215	6,262

$7,323	$(85,494)	$20,560	$11,534

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   11   FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND		FIXED
	INDEX		INCOME
	FUND		FUND
Amounts in thousands	2008	2007(1)	2008	2007
OPERATIONS:
Net investment income	$18,162	$544	$48,250	$40,793
Net realized gains (losses)	(271)	(36)	(5,330)	4,465
Net change in unrealized appreciation (depreciation)	16,683	(870)	3,554	10,583
Net Increase (Decrease) in Net Assets Resulting from Operations	34,574	(362)	46,474	55,841

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	528,282	169,165	36,809	264,478
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	528,282	169,165	36,809	264,478

DISTRIBUTIONS PAID:
From net investment income	(18,041)	(544)	(49,329)	(42,141)
From net realized gains	–	–	–	–
Total Distributions Paid	(18,041)	(544)	(49,329)	(42,141)

Total Increase (Decrease) in Net Assets	544,815	168,259	33,954	278,178
NET ASSETS:
Beginning of period	168,259	–	1,067,525	789,347
End of period	$713,074	$168,259	$1,101,479	$1,067,525

Accumulated Undistributed Net Investment Income (Loss)	$7	$ –	$(668)	$(797)

(1)	Commenced investment operations on February 27, 2007.
See Notes to the Financial Statements.
FIXED INCOME FUNDS   12   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

				SHORT-
GLOBAL		HIGH YIELD		INTERMEDIATE		U.S.
FIXED INCOME		FIXED INCOME		U.S. GOVERNMENT		GOVERNMENT
FUND		FUND		FUND		FUND
2008	2007	2008	2007	2008	2007	2008	2007

$936	$791	$134,858	$115,130	$7,345	$5,514	$5,272	$5,979
1,921	110	(52,259)	4,913	10,084	(212)	4,557	(1,103)
4,466	1,044	(168,093)	36,251	3,131	1,408	1,705	2,535
7,323	1,945	(85,494)	156,294	20,560	6,710	11,534	7,411

34,387	(4,395)	122,842	378,092	269,244	(14,301)	(22,339)	(15,956)
34,387	(4,395)	122,842	378,092	269,244	(14,301)	(22,339)	(15,956)

(1,315)	(1,258)	(134,868)	(114,756)	(7,368)	(5,544)	(5,289)	(6,009)
3	–	–	–	–	–	–	–
(1,315)	(1,258)	(134,868)	(114,756)	(7,368)	(5,544)	(5,289)	(6,009)

40,395	(3,708)	(97,520)	419,630	282,436	(13,135)	(16,094)	(14,554)

29,515	33,223	1,820,377	1,400,747	127,452	140,587	143,309	157,863
$69,910	$29,515	$1,722,857	$1,820,377	$409,888	$127,452	$127,215	$143,309

$762	$(529)	$(539)	$(529)	$ –	$(1)	$413	$413

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   13   FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS
BOND INDEX FUND

Selected per share data	2008	2007(3)
Net Asset Value, Beginning of Period	$9.94	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS :
Net investment income	0.47	0.04
Net realized and unrealized gains (losses)	0.30	(0.06)
Total from Investment Operations	0.77	(0.02)

LESS DISTRIBUTIONS PAID :
From net investment income	(0.47)	(0.04)
Total Distributions Paid	(0.47)	(0.04)

Net Asset Value, End of Period	$10.24	$9.94

Total Return(1)	7.97%	(0.18)%
SUPPLEMENTAL DATA AND RATIOS :
Net assets, in thousands, end of period	$713,074	$168,259
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.25%	0.25%
Expenses, before reimbursements and credits	0.45%	0.76%
Net investment income, net of reimbursements and credits	4.68%	4.90%
Net investment income, before reimbursements and credits	4.48%	4.39%
Portfolio Turnover Rate	121.04%	36.78%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	Commenced investment operations on February 27, 2007.
See Notes to the Financial Statements.
FIXED INCOME FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,
FIXED INCOME FUND

Selected per share data	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Year	$9.87	$9.73	$9.94		$10.33	$10.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS :
Net investment income	0.43	0.45	0.39		0.38	0.35
Net realized and unrealized gains (losses)	(0.02)	0.15	(0.17)		(0.30)	0.24
Total from Investment Operations	0.41	0.60	0.22		0.08	0.59

LESS DISTRIBUTIONS PAID :
From net investment income(1)	(0.44)	(0.46)	(0.41)		(0.40)	(0.40)
From net realized gains	–	–	(0.02)		(0.07)	(0.09)
Total Distributions Paid	(0.44)	(0.46)	(0.43)		(0.47)	(0.49)

Net Asset Value, End of Year	$9.84	$9.87	$9.73		$9.94	$10.33

Total Return(2)	4.25%	6.26%	2.17%		0.73%	5.92%
SUPPLEMENTAL DATA AND RATIOS :
Net assets, in thousands, end of year	$1,101,479	$1,067,525	$789,347		$759,861	$754,555
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90%	0.90	%(3)	0.90%	0.90%
Expenses, before reimbursements and credits	0.99%	0.99%	0.99%		1.01%	1.04%
Net investment income, net of reimbursements and credits	4.38%	4.52%	3.95%		3.71%	3.41%
Net investment income, before reimbursements and credits	4.29%	4.43%	3.86%		3.60%	3.27%
Portfolio Turnover Rate	774.54%	655.65%	416.25%		198.12%	257.28%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $40,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   15   FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued
GLOBAL FIXED INCOME FUND

Selected per share data	2008	2007	2006		2005		2004
Net Asset Value, Beginning of Year	$10.65	$10.44	$11.33		$11.35		$10.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.29	0.19		0.26		0.33
Net realized and unrealized gains (losses)	1.54	0.39	(0.84)		0.28		0.98
Total from Investment Operations	1.90	0.68	(0.65)		0.54		1.31

LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.33)	(0.47)	(0.24)		(0.56)		(0.55)
Total Distributions Paid	(0.33)	(0.47)	(0.24)		(0.56)		(0.55)

Net Asset Value, End of Year	$12.22	$10.65	$10.44		$11.33		$11.35

Total Return(2)	18.17%	6.49%	(5.74)%		4.67%		12.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$69,910	$29,515	$33,223		$42,250		$58,477
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.15%	1.15%	1.15	%(3)	1.16	%(4)	1.15%
Expenses, before reimbursements and credits	1.56%	1.61%	1.47%		1.47%		1.50%
Net investment income, net of reimbursements and credits	2.48%	2.52%	2.29%		2.10%		1.98%
Net investment income, before reimbursements and credits	2.07%	2.06%	1.97%		1.79%		1.63%
Portfolio Turnover Rate	51.42%	47.00%	51.11%		31.88%		43.52%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes custodian credits of approximately $2,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(4)	Expense ratio, net of waivers and reimbursements, for the year would have been 1.15 percent absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.
See Notes to the Financial Statements.
FIXED INCOME FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
HIGH YIELD FIXED INCOME FUND

Selected per share data	2008		2007	2006		2005		2004
Net Asset Value, Beginning of Year	$8.24		$8.04	$8.12		$8.27		$7.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.58		0.59	0.56		0.58		0.66
Net realized and unrealized gains (losses)	(0.95)		0.20	(0.07)		(0.15)		0.74
Total from Investment Operations	(0.37)		0.79	0.49		0.43		1.40

LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.58)		(0.59)	(0.57)		(0.58)		(0.69)
Total Distributions Paid	(0.58)		(0.59)	(0.57)		(0.58)		(0.69)

Net Asset Value, End of Year	$7.29		$8.24	$8.04		$8.12		$8.27

Total Return(2)	(4.64)%		10.16%	6.23%		5.33%		19.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,722,857		$1,820,377	$1,400,747		$848,070		$781,622
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90	%(3)	0.90%	0.90	%(3)	0.90	%(3)	0.90%
Expenses, before reimbursements and credits	1.01%		1.00%	1.03%		1.02%		1.04%
Net investment income, net of reimbursements and credits	7.47%		7.26%	6.99%		7.02%		7.90%
Net investment income, before reimbursements and credits	7.36%		7.16%	6.86%		6.90%		7.76%
Portfolio Turnover Rate	68.47%		69.24%	69.82%		87.57%		152.16%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)
The net expense ratio includes custodian credits of approximately $94,000, $73,000 and $72,000, which represents 0.01 percent of average net assets for the fiscal years ended March 31, 2008, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   17   FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued
SHORT - INTERMEDIATE U.S. GOVERNMENT FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$9.99	$9.90	$10.06	$10.48	$10.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35	0.41	0.30	0.21	0.18
Net realized and unrealized gains (losses)	0.38	0.09	(0.15)	(0.35)	0.07
Total from Investment Operations	0.73	0.50	0.15	(0.14)	0.25

LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)	(0.41)	(0.31)	(0.22)	(0.20)
From net realized gains	–	–	–	(0.06)	(0.12)
Total Distributions Paid	(0.35)	(0.41)	(0.31)	(0.28)	(0.32)

Net Asset Value, End of Year	$10.37	$9.99	$9.90	$10.06	$10.48

Total Return(1)	7.49%	5.19%	1.49%	(1.28)%	2.42%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$409,888	$127,452	$140,587	$158,201	$198,956
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses, before reimbursements and credits	1.02%	1.05%	1.03%	1.04%	1.06%
Net investment income, net of reimbursements and credits	3.14%	4.14%	3.01%	2.09%	1.71%
Net investment income, before reimbursements and credits	3.02%	3.99%	2.88%	1.95%	1.55%
Portfolio Turnover Rate	1,939.44%	878.94%	370.67%	185.11%	253.35%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.
FIXED INCOME FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
U. S. GOVERNMENT FUND

Selected per share data	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Year	$9.81	$9.71	$9.91		$10.41	$10.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.41	0.33		0.28	0.26
Net realized and unrealized gains (losses)	0.44	0.10	(0.19)		(0.43)	0.02
Total from Investment Operations	0.82	0.51	0.14		(0.15)	0.28

LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)	(0.41)	(0.34)		(0.29)	(0.29)
From net realized gains	–	–	–		(0.06)	(0.12)
Total Distributions Paid	(0.37)	(0.41)	(0.34)		(0.35)	(0.41)

Net Asset Value, End of Year	$10.26	$9.81	$9.71		$9.91	$10.41

Total Return(1)	8.61%	5.31%	1.37%		(1.39)%	2.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$127,215	$143,309	$157,863		$204,531	$283,548
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.90%	0.90%	0.90	%(2)	0.90%	0.90%
Expenses, before reimbursements and credits	1.07%	1.06%	1.05%		1.03%	1.05%
Net investment income, net of reimbursements and credits	3.79%	4.13%	3.34%		2.78%	2.52%
Net investment income, before reimbursements and credits	3.62%	3.97%	3.19%		2.65%	2.37%
Portfolio Turnover Rate	1,788.89%	785.03%	386.93%		142.61%	221.88%

(1)
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)
The net expense ratio includes custodian credits of approximately $16,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   19   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED SECURITIES - 4.2%
Automotive - 0.2%
AmeriCredit Automobile Receivables Trust,
Series 2005-DA, Class A4,
5.02%, 11/6/12	$100	$93
Capital One Prime Auto Receivables Trust,
Series 2006-2, Class A4,
4.94%, 7/15/12	100	102
Daimler Chrysler Auto Trust,
Series 2006-C, Class A3,
5.02%, 7/8/10	250	252
Ford Credit Auto Owner Trust,
Series 2006-A, Class A4,
5.07%, 12/15/10	200	203
Ford Credit Auto Owner Trust,
Series 2008-A, Class A4,
4.37%, 10/15/12	350	350
Household Automotive Trust,
Series 2005-3, Class A4,
4.94%, 11/19/12	240	242
Nissan Auto Receivables Owner Trust,
Series 2008-A, Class A4,
4.28%, 6/16/14	350	347

		1,589

Commercial Mortgage Services - 3.6%
Banc of America Commercial Mortgage,
Inc., Series 2002-2, Class A3,
5.12%, 7/11/43	190	187
Banc of America Commercial Mortgage,
Inc., Series 2004-4, Class A3,
4.13%, 7/10/42	400	395
Banc of America Commercial Mortgage,
Inc., Series 2004-5, Class A3,
4.56%, 11/10/41	750	726
Banc of America Commercial Mortgage,
Inc., Series 2006-4, Class A4,
5.63%, 7/10/46	500	498
Banc of America Commercial Mortgage,
Inc., Series 2007-1, Class A4,
5.45%, 1/15/49	330	321
Bear Stearns Commercial Mortgage
Securities, Inc., Series 2003-T10,
Class A2,
4.74%, 3/13/40	375	358
Bear Stearns Commercial Mortgage
Securities, Series 2003-PWR2,
Class A4,
5.19%, 5/11/39	250	244

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED SECURITIES - 4.2% continued
Commercial Mortgage Services - 3.6% continued
Bear Stearns Commercial Mortgage
Securities, Series 2004-PWR4,
Class A3,
5.47%, 6/11/41	$500	$509
Bear Stearns Commercial Mortgage
Securities, Series 2007-PW17,
Class A4,
5.69%, 6/11/50	500	492
Bear Stearns Commercial Mortgage
Securities, Series 2007-T28, Class A4,
5.74%, 9/11/42	500	494
Chase Funding Mortgage Loan Asset-
Backed Certificates, Series 2003-6,
Class 1A7,
4.28%, 9/25/33	245	239
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4,
5.43%, 10/15/49	500	490
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1,
Class A4,
5.23%, 7/15/44	500	499
Citigroup/Deutsche Bank Commercial
Mortgage Trust,Series 2007-CD5,
Class A4,
5.89%, 11/15/44	500	499
Commercial Mortgage Acceptance Corp.,
Series 1999-C1, Class A2,
7.03%, 6/15/31	112	114
Commercial Mortgage Pass Through,
Series 2004-LB2A, Class A4,
4.72%, 3/10/39	500	485
Credit Suisse Mortgage Capital
Certificates, Series 2006-C1, Class A4,
5.61%, 2/15/39	500	498
Credit Suisse Mortgage Capital
Certificates, Series 2007-C5,
Class A4,
5.70%, 9/15/40	500	492
CS First Boston Mortgage Securities
Corp., Series 2000-C1, Class A2,
7.55%, 4/15/62	203	209
CS First Boston Mortgage Securities
Corp., Series 2002-CKS4, Class A2,
5.18%, 11/15/36	440	439
CS First Boston Mortgage Securities
Corp., Series 2003-C3, Class A5,
3.94%, 5/15/38	300	275

See Notes to the Financial Statements.
FIXED INCOME FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED SECURITIES - 4.2% continued
Commercial Mortgage Services - 3.6% continued
CS First Boston Mortgage Securities
Corp., Series 2005-C1, Class A4,
5.01%, 2/15/38	$500	$494
CW Capital Cobalt Ltd., Series 2007-C2,
Class A3,
5.48%, 4/15/47	500	486
DLJ Commercial Mortgage Corp.,
Series 2000-CF1, Class A2,
7.76%, 6/10/33	300	315
First Union National Bank Commercial
Mortgage, Series 2002-C1, Class A2,
6.14%, 2/12/34	500	509
GE Capital Commercial Mortgage Corp.,
Series 2001-2, Class A4,
6.29%, 8/11/33	400	408
GE Capital Commercial Mortgage Corp.,
Series 2002-1A, Class A3,
6.27%, 12/10/35	500	511
GMAC Commercial Mortgage Securities,
Inc., Series 2000-C3, Class A2,
6.96%, 9/15/35	400	414
Greenwich Capital Commercial Funding
Corp., Series 2004-GG1, Class A7,
5.32%, 6/10/36	500	499
Greenwich Capital Commercial Funding
Corp., Series 2005-GG3, Class A2,
4.31%, 8/10/42	300	296
GS Mortgage Securities Corp. II,
Series 2003-C1, Class A3,
4.61%, 1/10/40	200	190
GS Mortgage Securities Corp. II,
Series 2005-GG4, Class A2,
4.48%, 7/10/39	310	305
GS Mortgage Securities Corp. II,
Series 2005-GG4, Class A4,
4.76%, 7/10/39	500	485
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2003-C1,
Class A1,
4.28%, 1/12/37	43	42
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2003-C1,
Class A2,
4.99%, 1/12/37	500	483
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP1,
Class A2,
4.63%, 3/15/46	335	332

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED SECURITIES - 4.2% continued
Commercial Mortgage Services - 3.6% continued
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP5,
Class A4,
5.18%, 12/15/44	$500	$499
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2006-LDP9,
Class A3,
5.34%, 5/15/47	500	485
JP Morgan Chase Commercial Mortgage
Securities Corp.,Series 2007-C1,
Class A4,
5.72%, 11/15/17	500	490
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2007-CB20,
Class A4,
5.79%, 2/12/51	500	495
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2007-LDPX,
Class A3,
5.42%, 1/15/49	500	484
LB-UBS Commercial Mortgage Trust,
Series 2001-C2, Class A2,
6.65%, 11/15/27	500	516
LB-UBS Commercial Mortgage Trust,
Series 2004-C1, Class A4,
4.57%, 1/15/31	540	520
LB-UBS Commercial Mortgage Trust,
Series 2006-C3, Class A2,
5.53%, 3/15/39	500	497
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3,
5.35%, 11/15/38	500	488
LB-UBS Commercial Mortgage Trust,
Series 2007-C7, Class A3,
5.87%, 9/15/45	500	498
Merrill Lynch Mortgage Trust,
Series 2004-BPC1, Class A2,
4.07%, 10/12/41	145	143
Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class A2,
4.17%, 8/12/39	285	280
Merrill Lynch Mortgage Trust,
Series 2005-MCP1, Class A2,
4.56%, 6/12/43	280	276
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-6,
Class A4,
5.49%, 3/12/51	500	486

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   21   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED SECURITIES - 4.2% continued
Commercial Mortgage Services - 3.6% continued
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-8,
Class A3,
6.16%, 7/12/17	$500	$504
Morgan Stanley Capital I,
Series 2004-HQ4, Class A7,
4.97%, 4/14/40	400	396
Morgan Stanley Capital I,
Series 2005-HQ7, Class A4,
5.37%, 11/14/42	520	525
Morgan Stanley Capital I,
Series 2006-HQ8, Class A2,
5.37%, 3/12/44	300	297
Morgan Stanley Capital I,
Series 2006-HQ9, Class A4,
5.73%, 7/12/44	594	596
Morgan Stanley Capital I,
Series 2007-IQ16, Class A4,
5.81%, 10/12/17	300	297
Morgan Stanley Dean Witter Capital I,
Series 2003-TOP9, Class A2,
4.74%, 11/13/36	205	196
Wachovia Bank Commercial Mortgage
Trust, Series 2002-C2, Class A4,
4.98%, 11/15/34	185	183
Wachovia Bank Commercial Mortgage
Trust, Series 2003-C6, Class A4,
5.13%, 8/15/35	500	484
Wachovia Bank Commercial Mortgage
Trust, Series 2004-C11, Class A4,
5.03%, 1/15/41	500	498
Wachovia Bank Commercial Mortgage
Trust, Series 2005-C17, Class A4,
5.08%, 3/15/42	500	495
Wachovia Bank Commercial Mortgage
Trust, Series 2006-C28, Class A4,
5.57%, 10/15/48	500	495
Wachovia Bank Commercial Mortgage
Trust, Series 2007-C34, Class A3,
5.68%, 7/15/17	500	492

		25,847

Credit Card - 0.3%
Bank One Issuance Trust, Series 2004-A6,
Class A6,
3.94%, 4/16/12	154	155

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED SECURITIES - 4.2% continued
Credit Card - 0.3% continued
Capital One Multi-Asset Execution Trust,
Series 2005-A3, Class A3,
4.05%, 3/15/13	$200	$203
Capital One Multi-Asset Execution Trust,
Series 2006-A2, Class A,
4.85%, 11/15/13	275	283
Chase Issuance Trust, Series 2005-A4,
Class A4,
4.23%, 1/15/13	100	102
Chase Issuance Trust, Series 2007-A15,
Class A,
4.96%, 9/17/12	270	278
Citibank Credit Card Issuance Trust,
Series 2003-A10, Class A10,
4.75%, 12/10/15	130	131
Citibank Credit Card Issuance Trust,
Series 2004-A8, Class A8,
4.90%, 12/12/16	200	200
Citibank Credit Card Issuance Trust,
Series 2005-A7, Class A7,
4.75%, 10/22/12	200	206
Citibank Credit Card Issuance Trust,
Series 2005-A9, Class A9,
5.10%, 11/20/17	170	169
Citibank Credit Card Issuance Trust,
Series 2006-A4, Class A4,
5.45%, 5/10/13	100	104
Discover Card Master Trust,
Series 2007-A1, Class A1,
5.65%, 3/16/20	100	100
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3,
4.10%, 10/15/12	150	152

		2,083

Home Equity - 0.0%
Countrywide Asset-Backed Certificates,
Series 2005-11, Class AF3,
4.78%, 2/25/36	150	140

Utilities - 0.1%
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5,
6.42%, 3/1/15	100	109
Oncor Electric Delivery Transition Bond
Co., Series 2003-1, Class A3,
4.95%, 2/15/15	100	103

See Notes to the Financial Statements.
FIXED INCOME FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET - BACKED SECURITIES - 4.2% continued
Utilities - 0.1% continued
PG&E Energy Recovery Funding LLC,
Series 2005-2, Class A2,
5.03%, 3/25/14	$250	$258

		470

Total Asset-Backed Securities

(Cost $30,219)		30,129

CORPORATE BONDS - 14.5%
Aerospace/Defense - 0.3%
Boeing (The) Co.,
5.13%, 2/15/13	250	262
6.13%, 2/15/33	135	143
General Dynamics Corp.,
4.25%, 5/15/13	100	101
5.38%, 8/15/15	50	53
Lockheed Martin Corp.,
8.50%, 12/1/29	75	98
6.15%, 9/1/36	275	284
Northrop Grumman Corp.,
7.13%, 2/15/11	100	108
7.75%, 2/15/31	275	339
Raytheon Co.,
5.38%, 4/1/13	150	158
United Technologies Corp.,
6.35%, 3/1/11	50	54
6.10%, 5/15/12	300	323
4.88%, 5/1/15	150	153
5.38%, 12/15/17	90	92
6.05%, 6/1/36	100	103

		2,271

Agriculture - 0.1%
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	125	125
5.38%, 9/15/35	175	154
6.45%, 1/15/38	50	51
Reynolds American, Inc.,
7.63%, 6/1/16	150	158

		488

Apparel - 0.0%
VF Corp.,
6.45%, 11/1/37	30	29

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Auto Manufacturers - 0.1%
DaimlerChrysler N.A. Holding Corp.,
7.75%, 1/18/11	$75	$81
6.50%, 11/15/13	575	606
8.50%, 1/18/31	175	200

		887

Auto Parts & Equipment - 0.0%
Johnson Controls, Inc.,
5.25%, 1/15/11	75	77

Banks - 1.6%
Bank of America Corp.,
6.25%, 4/15/12	350	373
5.38%, 9/11/12	150	156
4.88%, 9/15/12	250	254
4.88%, 1/15/13	300	306
4.75%, 8/1/15	275	272
5.75%, 8/15/16	100	102
5.63%, 10/14/16	200	204
6.00%, 9/1/17	250	263
5.75%, 12/1/17	365	378
Bank of America N.A.,
5.30%, 3/15/17	825	819
Bank of New York (The) Co., Inc.,
5.13%, 11/1/11	50	52
6.38%, 4/1/12	100	106
5.50%, 12/1/17	100	100
Bank of New York Mellon Corp.,
4.95%, 11/1/12	150	154
4.50%, 4/1/13	100	101
BB&T Capital Trust II,
6.75%, 6/7/36	75	65
BB&T Corp.,
5.20%, 12/23/15	350	333
Fifth Third Bancorp,
5.45%, 1/15/17	75	69
8.25%, 3/1/38	125	127
Fifth Third Bank,
4.20%, 2/23/10	100	101
HSBC Bank USA N.A.,
4.63%, 4/1/14	275	265
JPMorgan Chase Bank N.A.,
5.88%, 6/13/16	200	205
6.00%, 10/1/17	150	156

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   23   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Banks - 1.6% continued
KeyBank N.A.,
5.80%, 7/1/14	$250	$242
5.45%, 3/3/16	100	94
M&I Marshall & Ilsley Bank,
4.85%, 6/16/15	130	119
M&T Bank Corp.,
5.38%, 5/24/12	100	98
Mellon Funding Corp.,
5.00%, 12/1/14	100	100
National City Corp.,
4.90%, 1/15/15	200	144
PNC Bank N.A.,
4.88%, 9/21/17	100	90
Popular North America, Inc.,
4.70%, 6/30/09	100	100
RBS Capital Trust I,
4.71%, 12/29/49	50	42
Regions Financial Corp.,
7.38%, 12/10/37	75	68
SunTrust Bank,
6.38%, 4/1/11	175	182
7.25%, 3/15/18	125	128
Union Planters Corp.,
7.75%, 3/1/11	150	158
US Bank N.A.,
6.38%, 8/1/11	100	108
4.95%, 10/30/14	250	255
4.80%, 4/15/15	100	101
USB Capital IX,
6.19%, 4/15/49	100	74
Wachovia Bank N.A.,
5.85%, 2/1/37	250	211
6.60%, 1/15/38	300	278
Wachovia Capital Trust III,
5.80%, 3/15/42	150	107
Wachovia Corp.,
5.30%, 10/15/11	275	278
4.88%, 2/15/14	250	243
5.25%, 8/1/14	150	148
5.63%, 10/15/16	550	525
5.75%, 6/15/17	200	194
5.75%, 2/1/18	150	147
Wells Fargo & Co.,
5.13%, 9/1/12	150	155

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Banks - 1.6% continued
4.38%, 1/31/13	$155	$154
4.95%, 10/16/13	500	509
4.63%, 4/15/14	325	320
5.00%, 11/15/14	100	100
5.13%, 9/15/16	475	470
5.63%, 12/11/17	195	199
5.38%, 2/7/35	50	45
Wells Fargo Bank,
6.45%, 2/1/11	250	266
Wells Fargo Capital X,
5.95%, 12/15/36	100	90

		11,503

Beverages - 0.2%
Anheuser-Busch Cos., Inc.,
4.95%, 1/15/14	175	181
5.50%, 1/15/18	125	129
5.95%, 1/15/33	100	100
6.45%, 9/1/37	50	54
Bottling Group LLC,
5.50%, 4/1/16	250	260
Coca-Cola Co.,
5.35%, 11/15/17	150	157
Coca-Cola Enterprises, Inc.,
7.13%, 8/1/17	50	58
8.50%, 2/1/22	150	190
6.95%, 11/15/26	200	224
6.75%, 9/15/28	50	55
PepsiAmericas, Inc.,
4.88%, 1/15/15	50	50
PepsiCo., Inc.,
5.15%, 5/15/12	75	79
4.65%, 2/15/13	140	145

		1,682

Biotechnology - 0.1%
Amgen, Inc.,
4.85%, 11/18/14	175	171
5.85%, 6/1/17	75	75
6.38%, 6/1/37	50	48
Genentech, Inc.,
4.75%, 7/15/15	50	50

		344

See Notes to the Financial Statements.
FIXED INCOME FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Building Materials - 0.0%
CRH America, Inc.,
6.00%, 9/30/16	$100	$95
Masco Corp.,
5.88%, 7/15/12	100	101

		196

Chemicals - 0.1%
Dow Chemical (The) Co.,
6.13%, 2/1/11	175	184
6.00%, 10/1/12	50	53
7.38%, 11/1/29	100	107
EI Du Pont de Nemours & Co.,
5.00%, 1/15/13	50	52
5.25%, 12/15/16	400	404
Monsanto Co.,
5.50%, 8/15/25	50	47
Praxair, Inc.,
3.95%, 6/1/13	75	74
Rohm & Haas Co.,
6.00%, 9/15/17	50	51
7.85%, 7/15/29	50	56

		1,028

Commercial Services - 0.1%
McKesson Corp.,
5.70%, 3/1/17	50	49
RR Donnelley & Sons Co.,
5.50%, 5/15/15	225	205
Western Union (The) Co.,
5.93%, 10/1/16	75	75
6.20%, 11/17/36	50	46

		375

Computers - 0.2%
Computer Sciences Corp., (1)
5.50%, 3/15/13	100	100
Hewlett-Packard Co.,
6.50%, 7/1/12	75	82
4.50%, 3/1/13	150	152
IBM Corp.,
4.75%, 11/29/12	75	78
5.70%, 9/14/17	500	524
8.38%, 11/1/19	50	64
6.50%, 1/15/28	100	105

		1,105

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Cosmetics/Personal Care - 0.1%
Avon Products, Inc.,
4.80%, 3/1/13	$50	$51
Procter & Gamble Co.,
6.88%, 9/15/09	100	106
4.85%, 12/15/15	308	322
5.80%, 8/15/34	100	102
5.55%, 3/5/37	50	50

		631

Diversified Financial Services - 4.4%
AEP Texas Central Transition Funding LLC,
5.09%, 1/1/12	170	174
American Express Co.,
5.25%, 9/12/11	150	151
4.88%, 7/15/13	325	319
6.15%, 8/28/17	275	274
7.00%, 3/19/18	50	52
8.15%, 3/19/38	50	55
American General Finance Corp.,
4.00%, 3/15/11	150	142
5.38%, 10/1/12	425	417
5.75%, 9/15/16	75	69
6.90%, 12/15/17	300	293
Ameriprise Financial, Inc.,
5.35%, 11/15/10	100	102
Bear Stearns (The) Cos., Inc.,
4.50%, 10/28/10	100	94
5.35%, 2/1/12	200	192
5.30%, 10/30/15	300	282
5.55%, 1/22/17	50	45
6.40%, 10/2/17	150	148
Bear Stearns Cos (The) Inc.,
7.25%, 2/1/18	235	243
Boeing Capital Corp.,
6.50%, 2/15/12	150	163
Capital One Bank,
5.75%, 9/15/10	250	243
Caterpillar Financial Services Corp.,
4.25%, 2/8/13	250	250
4.75%, 2/17/15	275	271
5.85%, 9/1/17	100	104
5.45%, 4/15/18	50	51
CIT Group, Inc.,
5.60%, 4/27/11	325	262
5.65%, 2/13/17	100	78

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   25   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14 . 5 % continued
Diversified Financial Services - 4.4% continued
Citigroup, Inc.,
6.50%, 1/18/11	$600	$622
6.00%, 2/21/12	550	562
5.25%, 2/27/12	600	599
5.13%, 5/5/14	200	195
5.00%, 9/15/14	850	801
5.30%, 1/7/16	200	193
5.50%, 2/15/17	225	211
6.00%, 8/15/17	100	99
6.13%, 11/21/17	75	75
6.63%, 6/15/32	100	94
6.00%, 10/31/33	100	85
6.88%, 3/5/38	150	150
Countrywide Home Loans, Inc.,
4.00%, 3/22/11	125	111
Credit Suisse USA, Inc.,
4.13%, 1/15/10	100	100
6.13%, 11/15/11	325	343
6.50%, 1/15/12	700	744
4.88%, 1/15/15	150	148
5.38%, 3/2/16	75	75
7.13%, 7/15/32	50	53
General Electric Capital Corp.,
3.13%, 4/1/09	325	324
4.88%, 10/21/10	200	208
6.13%, 2/22/11	150	159
5.88%, 2/15/12	100	106
6.00%, 6/15/12	900	960
5.45%, 1/15/13	725	759
4.88%, 3/4/15	350	349
5.00%, 1/8/16	100	100
5.63%, 9/15/17	1,175	1,202
6.75%, 3/15/32	150	160
6.15%, 8/7/37	150	150
5.88%, 1/14/38	400	386
Goldman Sachs Capital II,
5.79%, 12/29/49	100	67
Goldman Sachs Group (The), Inc.,
7.80%, 1/28/10	250	268
6.88%, 1/15/11	300	320
6.60%, 1/15/12	100	106
5.70%, 9/1/12	400	411
5.45%, 11/1/12	500	506

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATEBONDS - 14.5% continued
Diversified Financial Services - 4.4% continued
4.75%, 7/15/13	$350	$340
5.35%, 1/15/16	450	439
5.75%, 10/1/16	250	249
5.63%, 1/15/17	200	192
6.25%, 9/1/17	300	302
5.95%, 1/18/18	385	381
5.95%, 1/15/27	150	134
6.75%, 10/1/37	390	363
Household Finance Corp.,
4.75%, 5/15/09	60	60
8.00%, 7/15/10	75	79
6.38%, 10/15/11	550	565
4.75%, 7/15/13	225	221
HSBC Finance Corp.,
6.75%, 5/15/11	225	233
7.00%, 5/15/12	125	130
5.50%, 1/19/16	200	193
IBM International Group Capital LLC,
5.05%, 10/22/12	100	104
International Lease Finance Corp.,
5.45%, 3/24/11	275	275
5.65%, 6/1/14	450	432
John Deere Capital Corp.,
7.00%, 3/15/12	100	111
4.95%, 12/17/12	150	155
JP Morgan Chase Capital XV,
5.88%, 3/15/35	450	383
JPMorgan Chase & Co.,
6.75%, 2/1/11	450	478
6.63%, 3/15/12	275	292
5.75%, 1/2/13	325	340
5.13%, 9/15/14	275	272
5.25%, 5/1/15	350	348
5.15%, 10/1/15	150	147
6.13%, 6/27/17	100	104
6.00%, 1/15/18	310	323
Lehman Brothers Holdings Capital Trust V,
5.86%, 11/29/49	50	32
Lehman Brothers Holdings, Inc.,
6.63%, 1/18/12	50	50
5.25%, 2/6/12	425	410
6.00%, 7/19/12	200	197
5.63%, 1/24/13	290	282
4.80%, 3/13/14	600	521

See Notes to the Financial Statements.
FIXED INCOME FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Diversified Financial Services - 4.4% continued
6.20%, 9/26/14	$25	$25
5.50%, 4/4/16	100	94
6.50%, 7/19/17	200	190
6.75%, 12/28/17	250	240
Merrill Lynch & Co., Inc.,
4.79%, 8/4/10	100	100
6.05%, 8/15/12	400	406
5.45%, 2/5/13	375	369
5.45%, 7/15/14	200	192
6.05%, 5/16/16	400	380
5.70%, 5/2/17	150	143
6.40%, 8/28/17	200	197
6.11%, 1/29/37	150	119
Morgan Stanley,
6.75%, 4/15/11	200	210
5.63%, 1/9/12	250	252
6.60%, 4/1/12	100	104
4.75%, 4/1/14	1,300	1,207
5.38%, 10/15/15	200	190
5.45%, 1/9/17	100	94
6.25%, 8/28/17	350	348
5.95%, 12/28/17	175	169
6.63%, 4/1/18 (2)	200	200
National Rural Utilities Cooperative
Finance Corp.,
7.25%, 3/1/12	275	299
5.45%, 2/1/18	100	100
8.00%, 3/1/32	50	57
SLM Corp.,
5.00%, 10/1/13	150	113
Unilever Capital Corp.,
7.13%, 11/1/10	100	110
5.90%, 11/15/32	125	127

		31,447

Electric - 1.1%
Alabama Power Co.,
4.85%, 12/15/12	25	26
American Electric Power Co, Inc.,
5.25%, 6/1/15	300	297
Appalachian Power Co.,
7.00%, 4/1/38	75	73
Carolina Power & Light Co.,
5.13%, 9/15/13	300	315

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Electric - 1.1% continued
CenterPoint Energy Transition Bond Co.
LLC, Series 2005-A, Class A2,
4.97%, 8/1/14	$100	$104
Commonwealth Edison Co.,
6.15%, 9/15/17	25	26
6.45%, 1/15/18	200	193
5.80%, 3/15/18	100	99
Consolidated Edison Co. of New York,
7.50%, 9/1/10	100	109
4.88%, 2/1/13	150	153
Constellation Energy Group, Inc.,
4.55%, 6/15/15	100	92
7.60%, 4/1/32	100	101
Detroit Edison (The) Co.,
5.70%, 10/1/37	50	46
Dominion Resources, Inc. of Virginia,
6.25%, 6/30/12	200	213
5.15%, 7/15/15	50	49
6.00%, 11/30/17	100	104
5.95%, 6/15/35	200	189
DTE Energy Co.,
6.38%, 4/15/33	50	48
Duke Energy Carolinas LLC,
6.00%, 1/15/38	35	35
Duke Energy Corp.,
5.30%, 10/1/15	100	103
6.45%, 10/15/32	106	108
Exelon Corp.,
6.75%, 5/1/11	300	317
5.63%, 6/15/35	75	66
FirstEnergy Corp.,
6.45%, 11/15/11	375	393
Florida Power & Light Co.,
5.55%, 11/1/17	25	26
5.65%, 2/1/37	350	337
5.95%, 2/1/38	50	50
Florida Power Corp.,
5.80%, 9/15/17	50	53
FPL Group Capital, Inc.,
6.65%, 6/15/67	25	23
Midamerican Energy Co.,
5.30%, 3/15/18	50	50
Midamerican Energy Holdings Co.,
5.88%, 10/1/12	175	185

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   27   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Electric - 1.1% continued
6.13%, 4/1/36	$100	$97
6.50%, 9/15/37	100	100
Midamerican Funding LLC,
6.93%, 3/1/29	50	54
Nevada Power Co.,
6.65%, 4/1/36	50	47
Nisource Finance Corp.,
5.25%, 9/15/17	200	182
5.45%, 9/15/20	100	89
Ohio Power Co.,
5.50%, 2/15/13	50	52
Pacific Gas & Electric Co.,
4.80%, 3/1/14	100	101
5.63%, 11/30/17	60	62
6.05%, 3/1/34	300	294
Pacificorp,
6.25%, 10/15/37	275	278
Peco Energy Co.,
5.35%, 3/1/18	25	25
Pennsylvania Electric Co.,
6.05%, 9/1/17	100	99
PPL Energy Supply LLC,
5.40%, 8/15/14	100	96
6.50%, 5/1/18	100	99
6.00%, 12/15/36	100	82
PSEG Power LLC,
5.50%, 12/1/15	175	174
PSI Energy, Inc.,
5.00%, 9/15/13	100	101
Public Service Co. of Colorado,
4.88%, 3/1/13	125	129
Public Service Electric & Gas,
5.13%, 9/1/12	100	103
Puget Sound Energy, Inc.,
5.48%, 6/1/35	25	21
6.27%, 3/15/37	75	71
San Diego Gas & Electric Co.,
6.13%, 9/15/37	50	51
South Carolina Electric & Gas Co,
6.05%, 1/15/38	65	65
Southern California Edison Co.,
5.00%, 1/15/14	150	152
6.65%, 4/1/29	100	103
5.55%, 1/15/37	25	24

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Electric - 1.1% continued
5.95%, 2/1/38	$50	$50
Southern Power Co.,
6.25%, 7/15/12	250	269
Southwestern Electric Power Co.,
5.88%, 3/1/18	100	98
Southwestern Public Service Co.,
6.00%, 10/1/36	100	91
Union Electric Co.,
6.40%, 6/15/17	100	105
Virginia Electric and Power Co.,
6.00%, 1/15/36	50	49
Xcel Energy, Inc.,
6.50%, 7/1/36	100	98

		7,494

Electrical Components & Equipment - 0.0%
Emerson Electric Co.,
4.75%, 10/15/15	100	100
5.38%, 10/15/17	100	103
5.25%, 10/15/18	75	77
6.00%, 8/15/32	25	25

		305

Environmental Control - 0.0%
Waste Management, Inc.,
5.00%, 3/15/14	100	98
6.10%, 3/15/18	50	50
WMX Technologies,
7.10%, 8/1/26	125	131

		279

Food - 0.5%
Campbell Soup Co.,
6.75%, 2/15/11	100	108
Conagra Foods, Inc.,
6.75%, 9/15/11	200	216
General Mills, Inc.,
6.00%, 2/15/12	100	105
5.65%, 9/10/12	100	104
5.20%, 3/17/15	150	150
Heinz (H.J.) Co.,
6.63%, 7/15/11	100	106
HJ Heinz Finance Co.,
6.75%, 3/15/32	50	50
Kellogg Co.,
6.60%, 4/1/11	150	162

See Notes to the Financial Statements.
FIXED INCOME FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5 % continued
Food - 0.5% continued
5.13%, 12/3/12	$100	$103
7.45%, 4/1/31	100	116
Kraft Foods, Inc.,
6.25%, 6/1/12	275	286
6.50%, 8/11/17	150	154
6.13%, 2/1/18	265	265
6.50%, 11/1/31	50	47
7.00%, 8/11/37	100	100
6.88%, 2/1/38	50	49
Kroger Co.,
6.75%, 4/15/12	125	134
5.50%, 2/1/13	75	78
6.15%, 1/15/20	25	26
7.50%, 4/1/31	100	108
6.90%, 4/15/38	100	102
Safeway, Inc.,
5.80%, 8/15/12	225	236
6.35%, 8/15/17	125	132
Sara Lee Corp.
3.88%, 6/15/13	200	189
WM Wrigley Jr. Co.,
4.65%, 7/15/15	150	151

		3,277

Forest Products & Paper - 0.1%
International Paper Co.,
5.30%, 4/1/15	100	93
MeadWestvaco Corp.,
6.85%, 4/1/12	50	52
Weyerhaeuser Co.,
7.50%, 3/1/13	125	135
7.38%, 3/15/32	100	99

		379

Gas - 0.0%
KeySpan Corp.,
5.80%, 4/1/35	175	158
Southern California Gas Co.,
5.75%, 11/15/35	150	145
Southern Union Co.,
8.25%, 11/15/29	25	27

		330

Healthcare - Products - 0.1%
Baxter International, Inc.,
4.63%, 3/15/15	100	98

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5 % continued
Healthcare - Products - 0.1% continued
6.25%, 12/1/37	$30	$31
Johnson & Johnson,
5.55%, 8/15/17	150	162
6.95%, 9/1/29	50	59
5.95%, 8/15/37	100	106

		456

Healthcare - Services - 0.2%
Aetna, Inc.,
5.75%, 6/15/11	225	236
6.75%, 12/15/37	150	143
Quest Diagnostics, Inc.,
6.40%, 7/1/17	100	101
UnitedHealth Group, Inc.,
5.00%, 8/15/14	100	97
5.38%, 3/15/16	400	379
6.00%, 11/15/17	50	49
6.63%, 11/15/37	50	46
WellPoint Health Networks,
6.38%, 1/15/12	100	106
WellPoint, Inc.,
5.25%, 1/15/16	150	141
5.88%, 6/15/17	350	343

		1,641

Holding Companies - Diversified - 0.0%
Capmark Financial Group, Inc., (1)
6.30%, 5/10/17	25	15

Home Furnishings - 0.0%
Whirlpool Corp.,
5.50%, 3/1/13	100	102

Household Products/Wares - 0.1%
Clorox Co.,
5.00%, 3/1/13	150	151
5.00%, 1/15/15	75	72
5.95%, 10/15/17	25	25
Fortune Brands, Inc.,
5.38%, 1/15/16	100	94
Kimberly-Clark Corp.,
5.00%, 8/15/13	100	104
6.13%, 8/1/17	50	54
6.63%, 8/1/37	50	55

		555

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   29   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS -14.5 % continued
Insurance - 0.6%
Ace INA Holdings, Inc.,
6.70%, 5/15/36	$50	$48
Allstate Corp.,
6.75%, 5/15/18	100	112
5.55%, 5/9/35	50	42
6.50%, 5/15/57	225	185
American International Group, Inc.,
4.95%, 3/20/12	375	368
5.05%, 10/1/15	100	98
5.85%, 1/16/18	225	221
Berkshire Hathaway Finance Corp.,
4.85%, 1/15/15	425	443
Chubb Corp.,
6.00%, 11/15/11	200	203
6.00%, 5/11/37	50	45
General Electric Global Insurance
Holdings Corp.,
6.45%, 3/1/19	175	182
Genworth Financial, Inc.,
5.75%, 6/15/14	175	174
6.15%, 11/15/66	50	42
Hartford Financial Services Group, Inc.,
4.63%, 7/15/13	75	74
5.38%, 3/15/17	150	145
5.95%, 10/15/36	75	66
Lincoln National Corp.,
6.05%, 4/20/67	175	153
Marsh & McLennan Cos., Inc.,
5.75%, 9/15/15	70	69
Metlife, Inc.,
6.13%, 12/1/11	200	215
5.00%, 6/15/15	175	172
6.40%, 12/15/36	150	119
Principal Life Income Funding Trusts,
5.10%, 4/15/14	231	232
Progressive (The) Corp.,
6.38%, 1/15/12	350	378
Prudential Financial, Inc.,
4.50%, 7/15/13	125	123
5.10%, 9/20/14	40	39
6.00%, 12/1/17	275	277
5.75%, 7/15/33	50	44
Travelers Cos. (The) Inc.,
6.25%, 6/15/37	75	69

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14. 5 % continued
Insurance - 0.6% continued
Travelers Property Casualty Corp.,
5.00%, 3/15/13	$100	$103

		4,441

Iron/Steel - 0.0%
United States Steel Corp.,
6.05%, 6/1/17	25	23
7.00%, 2/1/18	20	20
6.65%, 6/1/37	25	21

		64

Lodging - 0.0%
Marriott International Inc.,
5.63%, 2/15/13	200	193

Machinery - Construction & Mining - 0.0%
Caterpillar, Inc.,
5.70%, 8/15/16	50	53
7.30%, 5/1/31	25	29
6.05%, 8/15/36	50	51

		133

Machinery - Diversified - 0.0%
Deere & Co.,
6.95%, 4/25/14	175	194
8.10%, 5/15/30	50	63

		257

Media - 0.8%
AOL Time Warner, Inc.,
6.88%, 5/1/12	250	258
AT&T Broadband,
8.38%, 3/15/13	100	111
CBS Corp.,
5.63%, 8/15/12	350	342
Comcast Cable Communications,
6.75%, 1/30/11	75	78
Comcast Corp.,
5.30%, 1/15/14	150	147
5.85%, 11/15/15	450	444
6.50%, 1/15/17	1,000	1,021
6.95%, 8/15/37	200	200
COX Communications, Inc.,
7.13%, 10/1/12	200	212
4.63%, 6/1/13	100	96
Disney (The Walt) Co.,
6.38%, 3/1/12	150	163
5.88%, 12/15/17	200	213

See Notes to the Financial Statements.
FIXED INCOME FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Media - 0.8% continued
McGraw-Hill Cos (The) Inc.,
5.90%, 11/15/17	$75	$74
News America, Inc.,
5.30%, 12/15/14	350	350
6.40%, 12/15/35	125	121
6.65%, 11/15/37 (1)	100	101
Time Warner Cable, Inc.
5.85%, 5/1/17	525	503
Time Warner Entertainment Co.,
8.38%, 3/15/23	75	83
Time Warner, Inc.,
5.88%, 11/15/16	700	666
Viacom, Inc.,
6.25%, 4/30/16	400	389

		5,572

Mining - 0.1%
Alcoa, Inc.,
6.00%, 1/15/12	150	156
5.55%, 2/1/17	275	268
5.90%, 2/1/27	75	67

		491

Miscellaneous Manufacturing - 0.2%
3M Co.,
5.70%, 3/15/37	125	124
Danaher Corp.,
5.63%, 1/15/18	50	52
General Electric Co.,
5.00%, 2/1/13	350	362
5.25%, 12/6/17	250	250
Honeywell International, Inc.,
6.13%, 11/1/11	50	54
5.30%, 3/15/17	50	51
5.30%, 3/1/18	40	41
5.70%, 3/15/36	50	49
5.70%, 3/15/37	125	124
Textron, Inc.,
6.50%, 6/1/12	100	110
5.60%, 12/1/17	125	131

		1,348

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14. 5 % continued
Office/Business Equipment - 0.1%
Pitney Bowes, Inc.,
4.63%, 10/1/12	$100	$100
Xerox Corp.,
5.50%, 5/15/12	175	176
6.75%, 2/1/17	100	106

		382

Oil & Gas - 0.5%
Amerada Hess Corp.,
7.13%, 3/15/33	75	84
Anadarko Petroleum Corp.,
5.95%, 9/15/16	300	310
Apache Corp.,
5.63%, 1/15/17	150	156
Conoco, Inc.,
6.95%, 4/15/29	150	171
ConocoPhillips Australia Funding Co.,
5.50%, 4/15/13	325	348
Devon Financing Corp. ULC,
6.88%, 9/30/11	150	164
7.88%, 9/30/31	125	154
Enterprise Products Operating LLC,
5.65%, 4/1/13	150	150
Enterprise Products Operating LP,
5.60%, 10/15/14	250	250
6.30%, 9/15/17	135	136
Marathon Global Funding Corp.
6.00%, 7/1/12	200	209
Marathon Oil Corp.,
6.00%, 10/1/17	50	51
6.60%, 10/1/37	75	74
Pemex Project Funding Master Trust,
9.13%, 10/13/10	250	280
5.75%, 3/1/18 (1)	100	102
Premcor Refining Group (The), Inc.,
6.75%, 5/1/14	100	105
Valero Energy Corp.,
7.50%, 4/15/32	50	52
6.63%, 6/15/37	175	167
XTO Energy, Inc.,
6.25%, 4/15/13	100	109
5.65%, 4/1/16	100	103
6.25%, 8/1/17	125	133

		3,308

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   31   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Pharmaceuticals - 0.4%
Abbott Laboratories,
5.60%, 5/15/11	$200	$212
5.15%, 11/30/12	200	213
5.88%, 5/15/16	75	80
5.60%, 11/30/17	150	157
6.15%, 11/30/37	50	52
Bristol-Myers Squibb Co.,
5.25%, 8/15/13	200	213
5.88%, 11/15/36	50	48
Cardinal Health, Inc.,
6.00%, 6/15/17	75	77
Eli Lilly & Co.,
5.20%, 3/15/17	375	386
GlaxoSmithKline Capital, Inc.,
4.38%, 4/15/14	100	100
Merck & Co., Inc.,
4.75%, 3/1/15	225	228
5.75%, 11/15/36	50	50
Pfizer, Inc.,
4.50%, 2/15/14	150	155
Pharmacia Corp.,
6.60%, 12/1/28	25	27
Schering-Plough Corp.,
5.30%, 12/1/13	100	103
6.00%, 9/15/17	250	251
Wyeth,
5.50%, 2/1/14	175	181
5.50%, 2/15/16	250	255
5.95%, 4/1/37	175	171

		2,959

Pipelines - 0.3%
Buckeye Partners LP,
6.05%, 1/15/18	85	87
CenterPoint Energy Resources Corp.,
6.63%, 11/1/37	50	49
Duke Capital Corp., Senior Notes,
6.25%, 2/15/13	150	156
El Paso Natural Gas Co.,
5.95%, 4/15/17	200	196
Energy Transfer Partners LP,
6.13%, 2/15/17	200	195
Kinder Morgan Energy Partners LP,
5.13%, 11/15/14	250	246
5.95%, 2/15/18	195	193

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Pipelines - 0.3% continued
ONEOK Partners LP,
6.15%, 10/1/16	$200	$202
Panhandle Eastern Pipeline Co.,
6.20%, 11/1/17	100	98
Southern Natural Gas Co.,
7.35%, 2/15/31	100	102
Transcontinental Gas Pipe Line Corp.,
7.00%, 8/15/11	200	211
Williams Cos, Inc.,
8.75%, 3/15/32	125	144

		1,879

Real Estate - 0.0%
ERP Operating LP,
6.63%, 3/15/12	100	102
Regency Centers LP,
5.88%, 6/15/17	25	23

		125

Real Estate Investment Trusts - 0.1%
Boston Properties, Inc.,
6.25%, 1/15/13	100	103
Brandywine Operating Partnership LP,
5.70%, 5/1/17	150	122
Health Care Property Investors, Inc.,
6.00%, 1/30/17	50	41
Hospitality Properties Trust,
6.70%, 1/15/18	75	64
HRPT Properties Trust,
6.25%, 6/15/17	75	65
6.65%, 1/15/18	50	48
iStar Financial, Inc.,
5.15%, 3/1/12	120	89
Liberty Property LP,
6.63%, 10/1/17	50	47
Simon Property Group LP,
5.10%, 6/15/15	250	230
5.25%, 12/1/16	200	181

		990

Retail - 0.7%
Costco Wholesale Corp.,
5.50%, 3/15/17	150	155
CVS Caremark Corp.,
5.75%, 8/15/11	100	105
5.75%, 6/1/17	300	305

See Notes to the Financial Statements.
FIXED INCOME FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5% continued
Retail - 0.7% continued
6.25%, 6/1/27	$50	$50
Home Depot, Inc.,
5.25%, 12/16/13	75	73
5.40%, 3/1/16	600	564
J.C. Penney Corp., Inc.,
6.38%, 10/15/36	50	42
Kohl’s Corp.,
6.88%, 12/15/37	50	44
Lowe’s Cos., Inc.,
5.00%, 10/15/15	250	251
Macys Retail Holdings, Inc.,
5.35%, 3/15/12	75	71
5.88%, 1/15/13	100	96
5.75%, 7/15/14	150	137
McDonald’s Corp.,
4.30%, 3/1/13	75	76
5.80%, 10/15/17	50	53
6.30%, 10/15/37	75	77
Nordstrom, Inc.,
6.25%, 1/15/18	25	25
7.00%, 1/15/38	50	50
Target Corp.,
5.88%, 3/1/12	300	315
5.38%, 5/1/17	225	223
7.00%, 1/15/38	275	283
Wal-Mart Stores, Inc.,
4.55%, 5/1/13	950	975
7.25%, 6/1/13	175	200
5.88%, 4/5/27	250	248
5.25%, 9/1/35	175	155
Yum! Brands, Inc.,
6.25%, 4/15/16	50	51
6.88%, 11/15/37	50	48

		4,672

Savings & Loans - 0.1%
Golden West Financial Corp.,
4.75%, 10/1/12	75	77
Washington Mutual Bank Henderson N.V.,
6.88%, 6/15/11	250	210
Washington Mutual, Inc.,
5.25%, 9/15/17	100	76

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5 % continued
Savings & Loans - 0.1% continued
7.25%, 11/1/17	$150	$117

		480

Software - 0.0%
Fiserv, Inc.,
6.13%, 11/20/12	100	103
Oracle Corp. and Ozark Holding, Inc.,
5.25%, 1/15/16	125	125

		228

Telecommunications - 1.0%
AT&T Corp.,
8.00%, 11/15/31	165	193
AT&T Wireless Services, Inc.,
7.88%, 3/1/11	100	109
8.13%, 5/1/12	150	168
AT&T, Inc.,
6.80%, 5/15/36	50	51
6.30%, 1/15/38	175	169
BellSouth Corp.,
5.20%, 9/15/14	550	549
5.20%, 12/15/16	1,300	1,270
Bellsouth Telecommunications,
6.38%, 6/1/28	75	73
Cisco Systems, Inc.,
5.50%, 2/22/16	325	336
Embarq Corp.,
7.08%, 6/1/16	250	237
Motorola, Inc.,
7.63%, 11/15/10	100	104
SBC Communications, Inc.,
5.88%, 2/1/12	100	104
5.10%, 9/15/14	950	944
6.15%, 9/15/34	125	120
Sprint Capital Corp.,
8.38%, 3/15/12	150	139
6.90%, 5/1/19	225	177
Sprint Nextel Corp.,
6.00%, 12/1/16	625	486
U.S. West Communications,
6.88%, 9/15/33	125	100
Verizon Communications, Inc.,
5.55%, 2/15/16	300	298
5.50%, 2/15/18	235	229

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   33   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 14.5 % continued
Telecommunications - 1.0% continued
Verizon Global Funding Corp.,
6.88%, 6/15/12	$200	$216
7.75%, 12/1/30	500	543
Verizon New York, Inc.,
7.38%, 4/1/32	150	157
Verizon Virginia, Inc.,
4.63%, 3/15/13	450	437

		7,209

Textiles - 0.0%
Mohawk Industries, Inc.,
6.13%, 1/15/16	100	98

Transportation - 0.2%
Burlington Northern Santa Fe Corp.,
6.75%, 7/15/11	100	107
6.15%, 5/1/37	100	96
CSX Corp.,
6.00%, 10/1/36	100	86
6.15%, 5/1/37	150	132
Federal Express Corp.,
9.65%, 6/15/12	75	90
Norfolk Southern Corp.,
6.75%, 2/15/11	100	108
5.26%, 9/17/14	200	203
Union Pacific Corp.,
6.50%, 4/15/12	100	108
7.00%, 2/1/16	100	106
5.75%, 11/15/17	125	126
United Parcel Service, Inc.,
5.50%, 1/15/18	275	290
8.38%, 4/1/20	50	65

		1,517

Total Corporate Bonds

(Cost $104,369)		103,242

FOREIGN ISSUER BONDS - 4.8%
Banks - 1.3%
Abbey National PLC,
7.95%, 10/26/29	200	214
Barclays Bank PLC,
7.40%, 12/15/09	45	48
5.45%, 9/12/12	200	205
Credit Suisse New York,
6.00%, 2/15/18	90	90

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 4.8% continued
Banks - 1.3% continued
Deutsche Bank A.G. London,
6.00%, 9/1/17	$775	$807
HSBC Holdings PLC,
5.25%, 12/12/12	700	695
Korea Development Bank,
5.30%, 1/17/13	205	210
Kreditanstalt fuer Wiederaufbau,
4.63%, 1/20/11	350	375
4.75%, 5/15/12	1,000	1,067
3.25%, 3/15/13	1,200	1,202
4.13%, 10/15/14	500	529
4.88%, 1/17/17	200	214
4.38%, 3/15/18	125	128
0.00%, 6/29/37	500	121
Landwirtschaftliche Rentenbank,
5.25%, 7/15/11	175	189
3.25%, 3/15/13	250	252
5.13%, 2/1/17	400	438
Oesterreichische Kontrollbank A.G.,
4.75%, 10/16/12	150	161
4.50%, 3/9/15	250	265
5.00%, 4/25/17	100	108
Royal Bank of Canada,
5.65%, 7/20/11	250	262
Royal Bank of Scotland Group PLC,
6.38%, 2/1/11	100	104
5.00%, 11/12/13	275	284
5.00%, 10/1/14	200	199
7.64%, 3/31/49	100	92
UBS A.G./Stamford Branch,
5.88%, 7/15/16	300	310
5.88%, 12/20/17	340	348

		8,917

Beverages - 0.1%
Diageo Capital PLC,
5.13%, 1/30/12	25	26
5.50%, 9/30/16	150	152
5.75%, 10/23/17	350	358
Diageo Finance BV,
5.50%, 4/1/13	100	105

		641

See Notes to the Financial Statements.
FIXED INCOME FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 4.8% continued
Building Materials - 0.0%
Lafarge S.A.,
6.50%, 7/15/16	$50	$49

Chemicals - 0.0%
Potash Corp. of Saskatchewan,
5.88%, 12/1/36	50	46

Diversified Financial Services - 0.2%
ConocoPhillips Canada Funding Co.,
5.63%, 10/15/16	450	472
Credit Suisse Guernsey Ltd.,
5.86%, 5/29/49	150	127
Eksportfinans A/S,
5.00%, 2/14/12	50	53
5.50%, 5/25/16	100	110
5.50%, 6/26/17	200	220
MUFG Capital Finance 1 Ltd.,
6.35%, 7/29/49	350	285
UFJ Finance Aruba AEC,
6.75%, 7/15/13	200	222

		1,489

Electric - 0.1%
Hydro-Quebec,
6.30%, 5/11/11	350	383
8.00%, 2/1/13	150	179
Ontario Hydro,
7.45%, 3/31/13	50	59
Scottish Power PLC,
5.38%, 3/15/15	100	100

		721

Electronics - 0.0%
Koninklijke Philips Electronics N.V.,
4.63%, 3/11/13	200	201

Healthcare - Products - 0.0%
Covidien International Finance S.A., (1)
6.00%, 10/15/17	150	155
6.55%, 10/15/37	25	25

		180

Holding Companies - Diversified - 0.0%
EnCana Holdings Finance Corp.,
5.80%, 5/1/14	100	106

Insurance - 0.0%
AXA S.A.,
8.60%, 12/15/30	75	81
See Notes to the Financial Statements.

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 4.8% continued
Insurance - 0.0% continued
ING Groep N.V.,
5.78%, 12/29/49	$75	$64
XL Capital Ltd.,
6.50%, 3/1/49	50	37

		182

Metal Fabricate/Hardware - 0.0%
Norsk Hydro ASA,
7.75%, 6/15/23	100	120

Mining - 0.2%
Alcan, Inc.,
4.50%, 5/15/13	100	98
5.20%, 1/15/14	100	100
6.13%, 12/15/33	100	96
BHP Billiton Finance USA Ltd.,
4.80%, 4/15/13	100	100
5.25%, 12/15/15	100	98
5.40%, 3/29/17	100	97
Vale Overseas Ltd.,
6.25%, 1/23/17	325	324
6.88%, 11/21/36	125	122

		1,035

Miscellaneous Manufacturing - 0.0%
Tyco Electronics Group S.A., (1)
6.55%, 10/1/17	50	53
7.13%, 10/1/37	50	52

		105

Multi-National - 0.8%
Asian Development Bank/Pasig,
4.13%, 9/15/10	150	156
5.50%, 6/27/16	100	112
5.59%, 7/16/18	50	56
Corp. Andina de Fomento,
5.20%, 5/21/13	100	99
5.75%, 1/12/17	100	98
European Investment Bank,
5.00%, 2/8/10	100	105
4.00%, 3/3/10	500	516
3.25%, 2/15/11	300	307
4.63%, 5/15/14	750	795
4.88%, 1/17/17	800	856
5.13%, 5/30/17	350	382
4.88%, 2/15/36	200	202

NORTHERN FUNDS ANNUAL REPORT   35   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 4.8% continued
Multi-National - 0.8% continued
Inter-American Development Bank,
7.38%, 1/15/10	$300	$327
5.00%, 4/5/11	100	106
4.38%, 9/20/12	200	213
3.50%, 7/8/13	200	205
International Bank for Reconstruction &
Development,
5.00%, 4/1/16	450	490
9.25%, 7/15/17	100	139
4.75%, 2/15/35	25	25
International Finance Corp.,
5.13%, 5/2/11	150	163
4.75%, 4/25/12	25	26
Nordic Investment Bank,
3.88%, 6/15/10	350	362
5.00%, 2/1/17	100	109

		5,849

Oil & Gas - 0.3%
Alberta Energy Co. Ltd.,
7.38%, 11/1/31	75	82
Anadarko Finance Co.,
6.75%, 5/1/11	50	53
7.50%, 5/1/31	75	84
Canadian Natural Resources Ltd.,
5.70%, 5/15/17	225	228
5.90%, 2/1/18	150	153
6.25%, 3/15/38	50	48
6.75%, 2/1/39	50	51
Conoco Funding Co.,
6.35%, 10/15/11	300	327
EnCana Corp.,
5.90%, 12/1/17	225	231
6.63%, 8/15/37	75	76
Nexen, Inc.,
7.88%, 3/15/32	75	84
Petro-Canada,
4.00%, 7/15/13	100	96
5.95%, 5/15/35	100	90
Suncor Energy, Inc.,
7.15%, 2/1/32	100	106
5.95%, 12/1/34	50	47
Transocean, Inc.,
6.00%, 3/15/18	125	129
See Notes to the Financial Statements.

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 4.8% continued
Oil & Gas - 0.3% continued
6.80%, 3/15/38	$200	$204

		2,089

Oil & Gas Services - 0.0%
Weatherford International Ltd.,
5.50%, 2/15/16	200	197

Pharmaceuticals - 0.1%
AstraZeneca PLC,
5.40%, 9/15/12	200	211
5.90%, 9/15/17	350	370
6.45%, 9/15/37	50	54

		635

Pipelines - 0.1%
Enbridge, Inc.,
5.80%, 6/15/14	75	76
TransCanada PipeLines Ltd.,
5.85%, 3/15/36	125	119
6.20%, 10/15/37	50	48
6.35%, 5/15/67	100	88

		331

Regional - 0.3%
Province of British Columbia Canada,
4.30%, 5/30/13	100	105
Province of Manitoba Canada,
7.50%, 2/22/10	250	274
Province of Nova Scotia Canada,
5.75%, 2/27/12	100	110
Province of Ontario Canada,
4.38%, 2/15/13	250	262
4.75%, 1/19/16	200	211
4.95%, 11/28/16	300	321
Province of Quebec Canada,
7.50%, 7/15/23	300	382
7.50%, 9/15/29	275	369

		2,034

Sovereign - 0.6%
Italy Government International Bond,
6.00%, 2/22/11	425	466
5.63%, 6/15/12	300	330
5.25%, 9/20/16	425	467
5.38%, 6/12/17	525	580
5.38%, 6/15/33	175	183

FIXED INCOME FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 4.8% continued
Sovereign - 0.6% continued
Republic of Korea,
4.25%, 6/1/13	$100	$100
Svensk Exportkredit AB,
4.50%, 9/27/10	150	156
Swedish Export Credit,
4.88%, 9/29/11	225	239
United States of Mexico,
8.38%, 1/14/11	100	113
6.38%, 1/16/13	425	467
6.63%, 3/3/15	100	112
5.63%, 1/15/17	150	158
8.13%, 12/30/19	400	504
7.50%, 4/8/33	100	121
6.75%, 9/27/34	250	279
6.05%, 1/11/40	120	120

		4,395

Telecommunications - 0.6%
America Movil SAB de C.V.,
6.13%, 11/15/37	200	185
British Telecommunications PLC,
8.63%, 12/15/10	250	275
5.95%, 1/15/18	175	170
9.13%, 12/15/30	100	124
Deutsche Telekom International Finance BV,
5.25%, 7/22/13	300	296
5.75%, 3/23/16	325	321
France Telecom S.A.,
7.75%, 3/1/11	300	325
8.50%, 3/1/31	100	124
Royal KPN N.V.,
8.00%, 10/1/10	200	215
Telecom Italia Capital S.A.,
5.25%, 11/15/13	150	140
5.25%, 10/1/15	475	432
6.38%, 11/15/33	50	44
Telefonica Emisiones SAU,
6.42%, 6/20/16	700	717
Telus Corp.,
8.00%, 6/1/11	125	136
Vodafone Group PLC,
5.00%, 12/16/13	350	343
5.00%, 9/15/15	100	95
See Notes to the Financial Statements.

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 4.8% continued
Telecommunications - 0.6% continued
5.63%, 2/27/17	$225	$219
6.15%, 2/27/37	250	233

		4,394

Transportation - 0.1%
Canadian National Railway Co.,
4.40%, 3/15/13	100	99
6.90%, 7/15/28	25	27
6.20%, 6/1/36	25	24
6.38%, 11/15/37	50	49
Canadian Pacific Railway Co.,
5.95%, 5/15/37	50	41

		240

Total Foreign Issuer Bonds

(Cost $33,322)		33,956

U.S. GOVERNMENT AGENCIES - 44.4% (3)
Fannie Mae - 22.4%
5.13%, 7/13/09	2,000	2,072
7.25%, 1/15/10	500	543
4.75%, 3/12/10	3,000	3,139
6.63%, 11/15/10	1,000	1,103
5.50%, 3/15/11	500	538
6.00%, 5/15/11	500	547
4.38%, 3/15/13	3,300	3,464
4.63%, 10/15/13	500	530
5.00%, 3/15/16	500	534
5.00%, 5/11/17	1,000	1,068
5.50%, 12/14/22	3,000	3,076
6.63%, 11/15/30	200	247
5.63%, 7/15/37	1,000	1,114
Pool #255376,
6.00%, 8/1/19	262	270
Pool #255695,
4.50%, 3/1/35	95	97
Pool #256675,
5.00%, 4/1/27	656	657
Pool #256677,
6.00%, 4/1/27	440	453

NORTHERN FUNDS ANNUAL REPORT   37   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) Continued
Fannie Mae - 22.4% continued
Pool #256792,
6.50%, 6/1/22	$366	$382
Pool #256925,
6.00%, 10/1/37	1,202	1,232
Pool #256959,
6.00%, 11/1/37	4,968	5,094
Pool #357630,
5.00%, 10/1/19	440	446
Pool #709239,
5.00%, 7/1/18	1,980	2,008
Pool #720049,
5.50%, 7/1/33	949	961
Pool #722424,
4.35%, 7/1/33	151	151
Pool #725185,
5.00%, 2/1/19	462	468
Pool #725425,
5.50%, 4/1/34	906	918
Pool #730811,
4.50%, 8/1/33	911	881
Pool #735222,
5.00%, 2/1/35	479	475
Pool #735358,
5.50%, 2/1/35	1,417	1,434
Pool #735502,
6.00%, 4/1/35	269	276
Pool #745754,
5.00%, 9/1/34	3,769	3,741
Pool #746272
4.00%, 10/1/18	1,451	1,425
Pool #747383,
5.50%, 10/1/33	1,391	1,409
Pool #766083,
4.65%, 2/1/34	75	76
Pool #772730,
5.00%, 4/1/34	1,756	1,743
Pool #773287,
4.37%, 3/1/35	710	717
Pool #790406,
6.00%, 9/1/34	955	982
Pool #793666,
5.50%, 9/1/34	845	855
Pool #795136,
4.97%, 10/1/34	122	123

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) continued
Fannie Mae - 22.4% continued
Pool #796250,
5.50%, 11/1/34	$741	$750
Pool #799999,
4.77%, 11/1/34	136	137
Pool #800471,
5.50%, 10/1/34	3,855	3,902
Pool #805043,
3.82%, 12/1/34	296	293
Pool #805159,
4.78%, 1/1/35	169	171
Pool #807701,
4.50%, 12/1/19	487	486
Pool #811944,
4.50%, 1/1/20	734	731
Pool #815639,
4.98%, 6/1/35	103	106
Pool #817795,
6.00%, 8/1/36	979	1,004
Pool #820998,
4.00%, 4/1/35	288	284
Pool #821912,
4.93%, 6/1/35	860	875
Pool #822455,
4.64%, 4/1/35	304	308
Pool #826057,
5.00%, 7/1/35	758	752
Pool #826368,
5.10%, 7/1/35	182	185
Pool #831676,
6.50%, 8/1/36	407	422
Pool #832628,
5.50%, 9/1/20	312	320
Pool #835517,
4.97%, 8/1/35	181	180
Pool #840577,
5.00%, 10/1/20	287	291
Pool #844909,
4.50%, 10/1/20	456	454
Pool #846600,
5.16%, 1/1/36	364	370
Pool #847921,
5.50%, 11/1/20	995	1,019
Pool #850614,
5.48%, 1/1/36	313	317

See Notes to the Financial Statements.
FIXED INCOME FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) conitnued
Fannie Mae - 22.4% continued
Pool #863759,
4.00%, 12/1/20	$378	$369
Pool #864435,
4.50%, 12/1/20	1,170	1,166
Pool #866109,
5.15%, 12/1/35	120	122
Pool #869217,
5.46%, 2/1/36	460	469
Pool #871135,
6.00%, 1/1/37	676	693
Pool #880505,
6.00%, 8/1/21	458	471
Pool #882055,
5.51%, 6/1/36	495	509
Pool #884125,
5.42%, 6/1/36	34	34
Pool #884720,
5.51%, 8/1/36	262	264
Pool #885769,
6.00%, 6/1/36	395	405
Pool #885866,
6.00%, 6/1/36	969	994
Pool #887019,
5.87%, 6/1/36	970	995
Pool #887111,
5.50%, 5/1/20	174	178
Pool #888100,
5.50%, 9/1/36	3,459	3,500
Pool #888152,
5.00%, 5/1/21	814	825
Pool #888205,
6.50%, 2/1/37	850	881
Pool #888447,
4.00%, 5/1/21	450	439
Pool #892536,
6.50%, 9/1/36	476	494
Pool #892968,
6.50%, 8/1/21	129	135
Pool #893363,
5.00%, 6/1/36	708	702
Pool #893366,
5.00%, 4/1/35	1,007	999
Pool #894453,
5.93%, 9/1/36	156	158

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) continued
Fannie Mae - 22.4% continued
Pool #897519,
5.99%, 11/1/36	$90	$91
Pool #898089,
5.50%, 7/1/26	442	450
Pool #898417,
6.00%, 10/1/36	1,961	2,011
Pool #899079,
5.00%, 3/1/37	1,497	1,483
Pool #902188,
5.90%, 11/1/36	92	94
Pool #905090,
5.50%, 10/1/21	481	491
Pool #905759,
5.90%, 12/1/36	259	263
Pool #906090,
5.50%, 1/1/37	2,731	2,760
Pool #906237,
5.80%, 1/1/37	584	593
Pool #906389,
5.39%, 1/1/37	81	82
Pool #907818,
5.61%, 1/1/37	89	91
Pool #910147,
5.00%, 3/1/22	1,263	1,277
Pool #910338,
5.79%, 3/1/37	196	199
Pool #912414,
4.50%, 1/1/22	977	973
Pool #914522,
5.77%, 3/1/37	90	91
Pool #915499,
5.00%, 3/1/37	1,312	1,300
Pool #918515,
5.00%, 6/1/37	1,688	1,672
Pool #918832,
6.00%, 4/1/37	7,665	7,859
Pool #919461,
5.73%, 4/1/37	92	94
Pool #920457,
4.86%, 8/1/36	80	81
Pool #920468,
4.38%, 4/1/34	74	74
Pool #920988,
5.90%, 11/1/36	75	77

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   39   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) continued
Fannie Mae - 22.4% continued
Pool #923023,
6.34%, 1/1/37	$148	$153
Pool #923123,
5.00%, 4/1/36	468	464
Pool #923166,
7.50%, 1/1/37	407	430
Pool #928261,
4.50%, 3/1/36	477	461
Pool #928909
6.00%, 12/1/37	52	53
Pool #928915,
6.00%, 11/1/37	473	485
Pool #940623,
5.50%, 8/1/37	1,454	1,469
Pool #943617,
6.00%, 8/1/37	2,728	2,797
Pool #945868,
5.50%, 8/1/37	5,956	6,018
Pool #945876,
5.50%, 8/1/37	1,440	1,455
Pool #946527,
7.00%, 9/1/37	465	489
Pool #947216,
6.00%, 10/1/37	952	976
Pool #949391,
5.50%, 8/1/22	410	419
Pool #953910,
6.00%, 11/1/37	2,445	2,506
Pool #959880,
5.50%, 11/1/37	3,089	3,122
Pool #962343,
5.00%, 3/1/38	5,500	5,448
Pool #966660,
6.00%, 12/1/37	119	122
Pool #968037,
6.00%, 1/1/38	2,959	3,034
Pool #971734,
4.50%, 4/1/37	1,100	1,061
Pool #972452,
5.50%, 3/1/38	8,453	8,541
Pool TBA, (2)
5.00%, 3/15/13	3,000	2,964
6.00%, 4/1/14	1,000	1,029
5.50%, 7/17/19	500	510

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) continued
Fannie Mae - 22.4% continued
7.00%, 4/25/33	$2,448	$2,569
6.50%, 4/1/34	8,100	8,389
5.00%, 4/1/37	2,000	1,979
4.50%, 12/31/49	2,000	1,989
5.00%, 12/31/49	2,500	2,523
5.50%, 12/31/49	2,500	2,520

		159,489

Federal Farm Credit Bank - 0.1%
5.25%, 9/13/10	500	532
3.75%, 12/6/10	500	515

		1,047

Federal Home Loan Bank - 1.4%
4.75%, 4/24/09	2,000	2,055
5.38%, 7/17/09	500	520
5.00%, 9/18/09	1,000	1,040
4.63%, 2/18/11	4,000	4,243
5.38%, 8/19/11	1,000	1,083
4.88%, 11/18/11	500	534
5.38%, 5/18/16	500	549

		10,024

Freddie Mac - 6.2%
5.00%, 6/11/09	2,000	2,064
6.63%, 9/15/09	1,000	1,062
4.13%, 7/12/10	500	519
5.25%, 10/6/11	1,000	1,013
4.75%, 3/5/12	3,800	4,046
5.13%, 7/15/12	1,000	1,082
5.50%, 8/20/12	6,300	6,906
4.50%, 1/15/13	3,300	3,480
5.25%, 4/18/16	500	543
5.00%, 2/16/17	500	534
Pool #1B2125,
4.54%, 3/1/35	40	40
Pool #1B2130,
4.32%, 3/1/35	86	87
Pool #1B7328,
5.79%, 4/1/37	191	194
Pool #1B7359,
5.71%, 5/1/37	197	201
Pool #1G0321,
4.86%, 9/1/35	379	384

See Notes to the Financial Statements.
FIXED INCOME FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) continued
Freddie Mac - 6.2% continued
Pool #1G0809,
4.65%, 7/1/35	$531	$536
Pool #1G1506,
5.53%, 1/1/37	183	186
Pool #1G1623,
5.70%, 4/1/37	193	195
Pool #1G1763,
4.88%, 11/1/35	119	120
Pool #1G1790,
5.44%, 11/1/35	159	162
Pool #1G2620,
6.00%, 11/1/36	163	166
Pool #1G2638,
6.28%, 9/1/36	161	165
Pool #1G2675,
5.88%, 2/1/38	1,000	1,012
Pool #1G3611,
6.03%, 4/1/37	197	202
Pool #1H1348,
5.84%, 10/1/36	169	173
Pool #1H2569,
5.22%, 9/1/35	70	71
Pool #1H2605,
5.66%, 4/1/36	86	87
Pool #1J0345,
5.72%, 3/1/37	89	90
Pool #1J0355,
5.60%, 3/1/37	70	71
Pool #1J0365,
5.93%, 4/1/37	623	634
Pool #1J1317,
5.73%, 4/1/36	304	310
Pool #1J1390,
5.99%, 12/1/36	169	171
Pool #1J1646,
5.30%, 4/1/37	381	388
Pool #1L0078,
5.12%, 6/1/35	169	172
Pool #1L0130,
4.70%, 7/1/35	89	90
Pool #1L1214,
5.24%, 12/1/35	511	520

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4% (3) continued
Freddie Mac - 6.2% continued
Pool #1L1480,
4.37%, 12/1/33	$196	$193
Pool #1N0243,
6.41%, 8/1/36	75	77
Pool #1N1746,
6.15%, 9/1/37	968	995
Pool #781274,
4.73%, 2/1/34	97	98
Pool #782905,
4.90%, 12/1/34	110	113
Pool #783081,
4.71%, 4/1/35	609	621
Pool #847755,
5.54%, 5/1/37	472	477
Pool TBA, (2)
5.00%, 4/1/15	1,000	1,010
5.50%, 6/1/20	2,000	2,015
7.00%, 4/1/30	1,000	1,049
6.50%, 4/13/30	3,500	3,630
5.50%, 3/1/33	1,000	1,020
6.00%, 5/15/33	2,500	2,559
6.50%, 5/15/33	1,000	1,036
5.00%, 4/15/38	2,000	1,980

		44,549

Freddie Mac Gold - 10.8%
Pool #A16753,
5.00%, 11/1/33	487	484
Pool #A27950,
5.50%, 11/1/34	4,052	4,102
Pool #A31136,
5.50%, 1/1/35	604	611
Pool #A46224,
5.00%, 7/1/35	378	375
Pool #A48104,
5.00%, 1/1/36	983	975
Pool #A51296,
6.00%, 8/1/36	760	781
Pool #A54897,
6.50%, 8/1/36	488	506
Pool #A56110,
5.50%, 12/1/36	1,373	1,389
Pool #A58690,
6.00%, 3/1/37	139	142

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   41   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4%(3) continued
Freddie Mac Gold - 10.8% continued
Pool #A58718,
5.50%, 3/1/37	$499	$505
Pool #A59081,
5.50%, 4/1/37	4,520	4,569
Pool #A60942,
5.00%, 5/1/37	696	690
Pool #A61573,
5.00%, 9/1/34	3,101	3,082
Pool #A61597,
5.50%, 12/1/35	474	479
Pool #A64474,
5.50%, 9/1/37	485	490
Pool #A68761,
5.50%, 9/1/37	2,489	2,515
Pool #A69169,
4.50%, 12/1/37	996	960
Pool #A69303,
6.00%, 11/1/37	1,534	1,575
Pool #A73778,
5.00%, 2/1/38	3,996	3,960
Pool #B10630,
4.50%, 11/1/18	1,207	1,205
Pool #B17658,
4.50%, 1/1/20	46	46
Pool #B18502,
5.50%, 6/1/20	205	210
Pool #B18931,
4.50%, 3/1/20	224	223
Pool #C91009,
5.00%, 11/1/26	284	285
Pool #C91020,
5.50%, 3/1/27	626	637
Pool #D97197,
5.00%, 2/1/27	455	457
Pool #D97498,
6.00%, 12/1/27	1,170	1,204
Pool #D97524,
5.50%, 1/1/28	1,264	1,286
Pool #D97564,
5.00%, 1/1/28	892	894
Pool #E99030,
4.50%, 9/1/18	1,966	1,963
Pool #G01907,
4.50%, 8/1/34	541	522

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4%(3) continued
Freddie Mac Gold - 10.8% continued
Pool #G02069,
5.50%, 3/1/36	$553	$559
Pool #G02391,
6.00%, 11/1/36	263	270
Pool #G02540,
5.00%, 11/1/34	971	964
Pool #G02649,
6.00%, 1/1/37	459	472
Pool #G02702,
6.50%, 1/1/37	799	830
Pool #G02911,
6.00%, 4/1/37	443	455
Pool #G02973,
6.00%, 6/1/37	920	944
Pool #G03121,
5.00%, 6/1/36	2,864	2,840
Pool #G03134,
5.50%, 8/1/36	1,042	1,054
Pool #G03176,
5.00%, 8/1/37	1,077	1,067
Pool #G03218,
6.00%, 9/1/37	945	970
Pool #G03351,
6.00%, 9/1/37	1,889	1,939
Pool #G03513,
6.00%, 11/1/37	2,755	2,827
Pool #G03936,
5.50%, 1/1/38	7,051	7,129
Pool #G03938,
6.00%, 2/1/38	5,620	5,768
Pool #G08189,
7.00%, 3/1/37	310	326
Pool #G08192,
5.50%, 4/1/37	1,568	1,585
Pool #G11776,
4.50%, 9/1/20	439	437
Pool #G12571,
4.00%, 1/1/22	972	948
Pool #G12673,
5.00%, 9/1/21	864	874
Pool #G12837,
4.50%, 4/1/22	1,411	1,405
Pool #G12869,
5.00%, 9/1/22	1,847	1,868

See Notes to the Financial Statements.
FIXED INCOME FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4%(3) continued
Freddie Mac Gold - 10.8% continued
Pool #G18220,
6.00%, 11/1/22	$268	$276
Pool #G30327,
4.50%, 1/1/27	384	377
Pool #J00991,
4.00%, 1/1/21	478	466
Pool #J02541,
4.00%, 9/1/20	452	441
Pool #J03041,
6.00%, 7/1/21	354	365
Pool #J03736,
5.50%, 11/1/21	436	446
Pool #J05307,
4.50%, 8/1/22	721	717
Pool #J06175,
5.00%, 5/1/21	394	399
Pool #J06465,
6.00%, 11/1/22	196	202
Pool #J06476,
5.50%, 11/1/22	911	930

		77,272

Government National Mortgage Association - 1.6%
Pool TBA, (2)
6.00%, 4/15/30	2,500	2,580
5.00%, 4/15/33	1,000	1,000
5.50%, 4/23/33	2,500	2,548
5.00%, 12/31/49	1,000	993
5.50%, 12/31/49	1,000	1,019
6.00%, 12/31/49	2,000	2,064
6.50%, 12/31/49	1,000	1,041

		11,245

Government National Mortgage Association I - 0.9%
Pool #510835,
5.50%, 2/15/35	466	476
Pool #597889,
5.50%, 6/15/33	992	1,014
Pool #614169,
5.00%, 7/15/33	451	452
Pool #634431,
6.00%, 9/15/34	174	180
Pool #641416,
5.50%, 4/15/35	505	515

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 44.4%(3) continued
Government National Mortgage Association I - 0.9% continued
Pool #646341,
6.00%, 11/15/36	$482	$498
Pool #648538,
5.00%, 12/15/35	674	675
Pool #651753,
5.50%, 3/15/36	474	484
Pool #661917,
7.00%, 4/15/37	399	421
Pool #670114,
6.50%, 7/15/37	498	519
Pool #676360,
6.50%, 10/15/37	944	982

		6,216

Government National Mortgage Association II - 0.9%
Pool #3570,
6.00%, 6/20/34	473	489
Pool #3665,
5.50%, 1/20/35	1,427	1,454
Pool #3852,
6.00%, 5/20/36	459	474
Pool #3910,
6.00%, 10/20/36	919	949
Pool #3994,
5.00%, 6/20/37	487	486
Pool #4018,
6.50%, 8/20/37	445	464
Pool #4026,
5.00%, 9/20/37	493	492
Pool #4027,
5.50%, 9/20/37	483	493
Pool #4040,
6.50%, 10/20/37	498	519
Pool #654804,
6.00%, 5/20/36	683	705

		6,525

Tennessee Valley Authority - 0.1%
5.50%, 7/18/17	600	668

Total U.S. Government Agencies

(Cost $309,951)		317,035

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   43   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT OBLIGATIONS - 29.5%
U.S. Treasury Bonds - 5.3%
8.75%, 8/15/20	$1,450	$2,129
7.88%, 2/15/21	1,550	2,149
8.00%, 11/15/21	2,125	2,997
7.13%, 2/15/23	800	1,060
6.25%, 8/15/23	3,300	4,062
7.63%, 2/15/25	165	232
6.00%, 2/15/26	6,750	8,176
5.38%, 2/15/31	1,000	1,157
4.50%, 2/15/36	475	491
4.75%, 2/15/37	10,585	11,385
5.00%, 5/15/37	3,465	3,876

		37,714

U.S. Treasury Notes - 24.2%
4.75%, 2/28/09	5,000	5,146
4.50%, 3/31/09	3,000	3,088
4.50%, 4/30/09	6,500	6,705
4.88%, 5/31/09	4,000	4,152
4.63%, 7/31/09	3,000	3,121
4.00%, 8/31/09	3,000	3,103
3.25%, 12/31/09	9,500	9,762
4.75%, 2/15/10	5,500	5,818
2.00%, 2/28/10	13,000	13,090
4.50%, 5/15/10	16,100	17,084
5.75%, 8/15/10	1,000	1,095
4.50%, 11/15/10	3,000	3,217
4.25%, 1/15/11	3,000	3,206
4.50%, 2/28/11	3,000	3,233
4.88%, 4/30/11	5,750	6,265
4.63%, 8/31/11	7,450	8,090
4.63%, 10/31/11	1,750	1,906
4.63%, 2/29/12	1,350	1,473
4.63%, 7/31/12	6,850	7,488
4.13%, 8/31/12	3,800	4,076
4.25%, 9/30/12	2,250	2,432
3.38%, 11/30/12	1,000	1,042
3.63%, 12/31/12	3,500	3,688
2.88%, 1/31/13	9,500	9,683
4.25%, 8/15/13	425	463
4.00%, 2/15/14	9,500	10,244
4.00%, 2/15/15	2,000	2,151
4.50%, 11/15/15	2,000	2,210

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U. S. GOVERNMENT OBLIGATIONS - 29.5 % continued
U.S. Treasury Notes - 24.2% continued
4.63%, 2/15/17	$2,500	$2,746
4.50%, 5/15/17	1,850	2,010
4.75%, 8/15/17	8,600	9,515
4.25%, 11/15/17	6,600	7,042
3.50%, 2/15/18	8,250	8,298

		172,642

Total U.S. Government Obligations

(Cost $201,058)		210,356

MUNICIPAL BOND - 0 .1%
Illinois - 0.1%
Illinois State Taxable Pension G.O.
Unlimited Bonds,
5.10%, 6/1/33	575	570

Total Municipal Bond

(Cost $556)		570

SHORT - TERM INVESTMENT - 8.9%
FHLB Discount Note,
1.53%, 4/1/08	63,300	63,300

Total Short-Term Investment

(Cost $63,300)		63,300

Total Investments - 106.4%

(Cost $742,775)		758,588
Liabilities less Other Assets - (6.4)%		(45,514)

NET ASSETS - 100.0%		$713,074
(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.

(2)	When-Issued Security

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
Percentages shown are based on Net Assets.

See Notes to the Financial Statements.
FIXED INCOME FUNDS   44   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

At March 31, 2008, the credit quality distribution (unaudited) for the Bond Index Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	82.8%
AA	4.6
A	7.6
BAA	5.0

Total	100.0%

*Standard & Poor’s Rating Services

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   45   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 9.4%
Banks - 0.3%
Bank of America Corp.,
8.00%, 12/29/49	$3,230	$3,234

Commercial Services - 0.5%
Erac USA Finance Co., (1)(2)
7.00%, 10/15/37	6,335	5,208

Diversified Financial Services - 2.9%
American General Finance Corp.,
6.90%, 12/15/17	1,460	1,427
ANZ Capital Trust, (1) (2)
4.48%, 1/29/49	4,500	4,447
Bear Stearns Cos (The) Inc.,
7.25%, 2/1/18	2,305	2,382
Citigroup Capital XXI,
8.30%, 12/21/57	6,525	6,430
Countrywide Home Loans, Inc.,
4.00%, 3/22/11	4,330	3,862
General Electric Capital Corp.,
5.88%, 1/14/38	6,325	6,096
International Lease Finance Corp.,
5.65%, 6/1/14	1,085	1,042
Merrill Lynch & Co, Inc.,
5.45%, 2/5/13	1,510	1,486
Power Receivable Finance LLC, (1) (2)
6.29%, 1/1/12	1,058	1,107
USB Realty Corp., (1) (2)
6.09%, 12/22/49	4,700	3,055

		31,334

Food - 0.2%
Kroger (The) Co.,
6.15%, 1/15/20	1,845	1,895

Healthcare - Services - 0.3%
UnitedHealth Group, Inc.,
6.88%, 2/15/38	3,695	3,530

Holding Companies - Diversified - 0.6%
Capmark Financial Group, Inc., (1) (2)
6.30%, 5/10/17	7,780	4,665
Kansas City Southern Railway,
9.50%, 10/1/08	2,145	2,174

		6,839

Insurance - 0.4%
Liberty Mutual Group, Inc., (1) (2)
7.50%, 8/15/36	4,970	4,708

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 9.4% continued
Media - 0.5%
News America, Inc., (1)(2)
6.65%, 11/15/37	$5,530	$5,577

Oil & Gas - 1.1%
Marathon Oil Corp.,
5.90%, 3/15/18	4,590	4,614
Premcor Refining Group (The), Inc.,
6.75%, 5/1/14	7,385	7,751

		12,365

Real Estate Investment Trusts - 0.2%
iStar Financial, Inc.,
5.88%, 3/15/16	3,110	2,177

Savings & Loans - 0.2%
Washington Mutual, Inc.,
7.25%, 11/1/17	3,230	2,527

Telecommunications - 2.2%
AT&T, Inc.,
5.50%, 2/1/18	11,730	11,485
Embarq Corp.,
8.00%, 6/1/36	6,005	5,484
Verizon Communications, Inc.,
6.40%, 2/15/38	2,900	2,824
Verizon New Jersey, Inc.,
5.88%, 1/17/12	2,335	2,407
Verizon of New England, Inc.,
6.50%, 9/15/11	1,600	1,672

		23,872

Total Corporate Bonds

(Cost $111,579)		103,266

FOREIGN ISSUER BONDS - 1.8%
Beverages - 0.2%
Diageo Capital PLC,
5.20%, 1/30/13	2,325	2,405

Insurance - 1.2%
Allied World Assurance Holdings Ltd.
of Bermuda,
7.50%, 8/1/16	2,620	2,688
Catlin Insurance Co. Ltd.,(1) (2)
7.25%, 1/19/17	5,600	4,674
XL Capital Ltd.,
6.50%, 4/15/17	7,200	5,397

		12,759

See Notes to the Financial Statements.
FIXED INCOME FUNDS   46   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 1.8% continued
Mining - 0.4%
Vale Overseas Ltd.,
6.25%, 1/11/16	$4,275	$4,264

Total Foreign Issuer Bonds

(Cost $21,915)		19,428

U.S. GOVERNMENT AGENCIES - 39.6% (3)
Fannie Mae - 27.0%
3.25%, 4/9/13	22,330	22,303
5.38%, 6/12/17	8,221	9,029
6.00%, 10/1/36	6,348	6,510
Pool # 955782
6.50%, 10/1/37	2,566	2,660
Pool #255452,
5.50%, 10/1/19	6,063	6,212
Pool #535714,
7.50%, 1/1/31	195	211
Pool #535982,
7.50%, 5/1/31	404	437
Pool #545003,
8.00%, 5/1/31	13	14
Pool #545437,
7.00%, 2/1/32	396	421
Pool #545556,
7.00%, 4/1/32	265	282
Pool #545757,
7.00%, 6/1/32	1,852	1,970
Pool #555189,
7.00%, 6/1/32	1,373	1,459
Pool #581806,
7.00%, 6/1/32	642	683
Pool #725424,
5.50%, 4/1/34	19,908	20,162
Pool #725787,
5.00%, 9/1/19	14,798	14,990
Pool #739433,
5.00%, 10/1/18	375	381
Pool #796371,
5.00%, 10/1/19	244	247
Pool #796457,
6.00%, 9/1/34	10,739	11,039
Pool #797773,
5.00%, 3/1/20	1,612	1,631

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 39.6% (3) continued
Fannie Mae - 27.0% continued
Pool #814782,
7.00%, 4/1/35	$41	$43
Pool #829125,
5.50%, 10/1/35	14,240	14,404
Pool #831810,
6.00%, 9/1/36	17,467	17,914
Pool #845182,
5.50%, 11/1/35	14,635	14,803
Pool #869217,
5.45%, 2/1/36	12,171	12,414
Pool #869801,
5.50%, 4/1/21	1,575	1,610
Pool #893082,
5.83%, 9/1/36	8,753	8,961
Pool #919638,
5.50%, 9/1/37	13,501	13,641
Pool #944500,
5.50%, 7/1/37	10,533	10,643
Pool #968158,
6.50%, 1/1/38	7,065	7,323
Pool #968160,
6.50%, 1/1/38	9,394	9,737
Pool TBA, (4)
5.00%, 5/20/15	22,157	21,928
4.50%, 4/1/18	16,687	16,593
6.00%, 4/15/34	13,259	13,582
5.50%, 12/31/49	32,733	33,040

		297,277

Federal Home Loan Bank - 0.5%
3.75%, 1/8/10	5,721	5,869

Freddie Mac - 6.3%
4.63%, 10/25/12	6,069	6,439
4.75%, 1/19/16	7,833	8,267
Pool #1B3575,
6.04%, 9/1/37	8,012	8,126
Pool #1G2296,
6.18%, 11/1/37	10,940	11,109
Pool #1J0365,
5.93%, 4/1/37	8,024	8,161
Pool #1J2840,
5.99%, 9/1/37	5,379	5,513

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   47   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT AGENCIES - 39.6% (3) continued
Freddie Mac - 6.3% continued
Pool TBA, (4)
6.50%, 4/13/30	$21,134	$21,920

		69,535

Freddie Mac Gold - 5.3%
Pool #A65182,
6.50%, 9/1/37	16,519	17,151
Pool #C00910,
7.50%, 1/1/30	627	680
Pool #C02790,
6.50%, 4/1/37	9,468	9,830
Pool #C02838,
5.50%, 5/1/37	13,959	14,109
Pool #G02869,
5.00%, 11/1/35	16,737	16,599

		58,369

Government National Mortgage Association - 0.5%
Pool #595091,
6.00%, 10/15/32	1,774	1,838
Pool #627123,
5.50%, 3/15/34	3,692	3,772

		5,610

Total U.S. Government Agencies

(Cost $429,623)		436,660

U.S. GOVERNMENT OBLIGATIONS - 43.6%
U.S. Treasury Bond - 3.6%
5.00%, 5/15/37	35,321	39,513

U.S. Treasury Notes - 40.0%
2.00%, 2/28/10	36,013	36,263
1.75%, 3/31/10	104,857	105,111
2.75%, 2/28/13	83,510	84,658
2.50%, 3/31/13	102,025	102,177
4.00%, 2/15/15	57,698	62,043
4.50%, 11/15/15	10,955	12,106

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U.S. GOVERNMENT OBLIGATIONS - 43.6% continued
U.S. Treasury Notes - 40.0% continued
3.50%, 2/15/18	$38,498	$38,721

		441,079

Total U.S. Government Obligations

(Cost $474,810)		480,592

	NUMBER	VALUE
	OF WARRANTS	(000S)
WARRANTS - 0.0%
Leap Wireless International, Exp.
4/15/10, Strike $96.80 (1) (5)*	500	–

Total Warrants

(Cost $5)		–

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 16. 9%
FHLB Discount Note,
1.53%, 4/1/08	$15,411	15,411
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	165,264	165,264
U.S. Treasury Bill,
3.10%, 6/5/08	5,400	5,370

Total Short-Term Investments

(Cost $186,045)		186,045

Total Investments - 111.3%

(Cost $1,223,977)		1,225,991
Liabilities less Other Assets - (11.3)%		(124,512)

NET ASSETS - 100.0%		$1,101,479

See Notes to the Financial Statements.
FIXED INCOME FUNDS   48   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.

(2)	Restricted security that has been deemed illiquid. At March 31, 2008, the value of these restricted illiquid securities amounted to approximately $33,441,000 or 3.0% of net assets. Additional information on each restricted, illiquid security is as follows:

	ACQUISITION
	AND	ACQUISITION
	ENFORCEABLE	COST
SECURITY	DATE	(000S)
ANZ Capital Trust,
4.48%, 1/29/49	9/21/06	$4,368

Capmark Financial Group, Inc.,
6.30%, 5/10/17	5/03/07-6/21/07	7,641

Catlin Insurance Co. Ltd.,
7.25%, 1/19/17	1/11/07-6/27/07	5,516

Erac USA Finance Co.,
7.00%, 10/15/37	10/10/07	6,280

Liberty Mutual Group Inc.,
7.50%, 8/15/36	9/26/07	5,014

News America, Inc.,
6.65%, 11/15/37	11/08/07-12/07/07	5,444

Power Receivable Finance LLC.,
6.29%, 1/1/12	9/30/03	1,058

USB Realty Corp.,
6.09%, 12/22/49	1/19/07	4,740

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)	When-Issued Security

(5)	Security has been deemed worthless by the NTGI Valuation Committee.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the credit quality distribution (unaudited) for the Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	89.2%
AA	0.3
A	3.9
BBB	6.4
B Or Lower	0.2

Total	100.0%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   49   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL FIXED INCOME FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)(1)	(000S)
DEBT OBLIGATIONS - 89.1%
British Pound Sterling - 11.3%
Treasury of Great Britain,
4.00%, 3/7/09	$336	$666
4.75%, 6/7/10	825	1,665
4.25%, 3/7/11	330	661
5.25%, 6/7/12	545	1,134
5.00%, 9/7/14	150	314
4.00%, 9/7/16	425	832
5.00%, 3/7/18	300	626
5.00%, 3/7/25	419	873
4.75%, 12/7/30	150	306
4.25%, 3/7/36	450	872

		7,949

Canadian Dollar - 2.7%
Government of Canada,
4.25%, 12/1/09	280	280
5.00%, 6/1/14	1,230	1,323
8.00%, 6/1/23	190	273

		1,876

Danish Krone - 2.1%
Government of Denmark,
4.00%, 8/15/08	6,920	1,463

Euro - 35.7%
Bundesobligation,
3.50%, 4/8/11	215	339
Bundesschatzanweisungen,
3.00%, 3/12/10	425	666
Buoni Poliennali Del Tesoro,
4.50%, 5/1/09	280	445
5.25%, 11/1/29	90	150
Deutschland Bundesrepublik,
5.00%, 1/4/12	220	364
4.25%, 1/4/14	850	1,381
4.00%, 7/4/16	420	667
4.25%, 7/4/17	750	1,216
4.00%, 1/4/18	600	954
6.25%, 1/4/24	285	544
6.50%, 7/4/27	1,140	2,255
5.50%, 1/4/31	95	169
4.00%, 1/4/37	1,045	1,507
Government of Austria,
4.00%, 7/15/09	130	206
5.25%, 1/4/11	315	518

	PRINCIPAL
	AMOUNT	VALUE
	(000S)(1)	(000S)
DEBT OBLIGATIONS - 89.1% continued
Euro - 35.7% continued
5.00%, 7/15/12	$1,180	$1,952
Government of Belgium,
5.00%, 9/28/11	400	655
5.00%, 9/28/12	360	594
4.25%, 9/28/14	502	806
Government of Finland,
3.00%, 7/4/08	265	417
Government of France O.A.T.,
4.75%, 10/25/12	500	821
3.25%, 4/25/16	250	375
Government of France Treasury Note
BTAN,
2.50%, 7/12/10	614	946
3.00%, 1/12/11	393	610
Government of Ireland,
5.00%, 4/18/13	100	166
4.60%, 4/18/16	1,277	2,078
4.50%, 10/18/18	245	394
Government of Netherlands,
2.75%, 4/15/09	750	1,172
3.00%, 1/15/10	1,150	1,795
Government of Spain,
3.25%, 7/30/10	188	294
Portugal Obrigacoes do Tesouro OT,
5.15%, 6/15/11	300	491

		24,947

Japanese Yen - 18.0%
Government of Japan Two Year Bonds,
0.60%, 3/15/10	64,000	642
Government of Japan Five Year Bonds,
1.10%, 3/20/11	80,000	814
Government of Japan Ten Year Bonds,
1.80%, 9/21/09	180,000	1,837
1.40%, 9/20/11	102,000	1,049
1.50%, 3/20/12	75,000	776
0.80%, 3/20/13	160,000	1,609
1.90%, 6/20/14	500	5
1.30%, 3/20/15	20,000	206
1.50%, 3/20/15	57,000	596
1.50%, 9/20/15	41,300	434
1.50%, 12/20/17	150,000	1,539
Government of Japan Twenty Year Bonds,
1.90%, 3/22/21	180,000	1,876
2.10%, 12/20/27	90,000	906

See Notes to the Financial Statements.
FIXED INCOME FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)(1)	(000S)
DEBT OBLIGATIONS - 89.1% continued
Japanese Yen - 18.0% continued
Government of Japan Thirty Year Bonds,
2.50%, 9/20/37	$29,000	$297

		12,586

Swedish Krona - 0.4%
Kingdom of Sweden,
9.00%, 4/20/09	1,600	283

United States Dollar - 18.9%
Freddie Mac,
5.13%, 7/15/12	750	811
U.S. Treasury Bonds,
8.75%, 5/15/17	300	423
8.50%, 2/15/20	250	359
7.13%, 2/15/23	291	386
6.63%, 2/15/27	500	650
6.38%, 8/15/27	240	305
5.38%, 2/15/31	140	162
4.50%, 2/15/36	265	274
U.S. Treasury Notes,
4.63%, 7/31/09	1,850	1,925
4.88%, 8/15/09	500	522
3.63%, 10/31/09	300	309
2.13%, 1/31/10	900	908
4.38%, 12/15/10	388	415
4.75%, 3/31/11	585	635
4.50%, 9/30/11	730	791
2.75%, 2/28/13	315	319
4.25%, 11/15/13	1,214	1,325
4.13%, 5/15/15	650	703
5.13%, 5/15/16	975	1,111
4.25%, 11/15/17	822	877

		13,210

Total Debt Obligations

(Cost $55,807)		62,314

	PRINCIPAL
	AMOUNT	VALUE
	(000S)(1)	(000S)
SHORT-TERM INVESTMENT - 9.2%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$6,436	$6,436

Total Short-Term Investment

(Cost $6,436)		6,436

Total Investments - 98.3%

(Cost $62,243)		68,750
Other Assets less Liabilities - 1.7%		1,160

NET ASSETS - 100.0%		$69,910

(1)	Principal amounts stated in local currencies.
Percentages shown are based on Net Assets.
At March 31, 2008, the credit quality distribution (unaudited) for the Global Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
U.S. Government	15.2%
Other Government	82.9
AAA	1.9

Total	100.0%

* Standard & Poor’s Rating Services
At March 31, 2008, Global Fixed Income Fund had outstanding forward foreign currency exchange contracts as follows:

	AMOUNT	IN	AMOUNT
CONTRACTS	(LOCAL	EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMENT	GAIN/(LOSS)
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
British Pound	2,076	U.S. Dollar	4,136	4/30/08	$28
Canadian Dollar	623	U.S. Dollar	614	4/30/08	9
Danish Krone	4,985	U.S. Dollar	1,049	4/30/08	(5)
U.S. Dollar	133	Australian Dollar	145	4/30/08	(1)
U.S. Dollar	538	Euro	342	4/30/08	1
U.S. Dollar	9,337	Japanese Yen	923,853	4/30/08	(55)
U.S. Dollar	131	Swedish Krona	785	4/30/08	1

Total					$(22)

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   51   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 81.1%
Aerospace/Defense - 0.7%
L-3 Communications Corp.,
6.38%, 10/15/15	$12,465	$12,185

Agriculture/Tobacco - 0.7%
Alliance One International, Inc.,
8.50%, 5/12/12	13,485	12,676

Apparel - 0.6%
Levi Strauss & Co.,
9.75%, 1/15/15	10,225	10,187

Auto Parts & Equipment - 2.3%
ArvinMeritor, Inc.,
8.75%, 3/1/12	10,250	9,379
Goodyear Tires,
9.00%, 7/1/15	12,710	13,441
Lear Corp.,
8.50%, 12/1/13	18,225	16,220

		39,040

Beverages - 0.8%
Constellation Brands, Inc.,
7.25%, 9/1/16	13,825	13,445

Building Materials - 0.7%
Gibraltar Industries, Inc.,
8.00%, 12/1/15	14,030	11,364

Chemicals - 2.2%
Hexion US Finance Corp/Hexion
Nova Scotia Finance ULC,
9.75%, 11/15/14	8,150	8,741
Momentive,
9.75%, 12/1/14	9,975	8,953
Mosaic (The) Co., (1)
7.38%, 12/1/14	9,400	10,058
NewMarket Corp.,
7.13%, 12/15/16	10,987	10,712

		38,464

Commercial Services - 3.3%
ARAMARK Services Inc.,
8.86%, 2/1/15	9,525	8,406
Corrections Corp. of America,
6.25%, 3/15/13	9,200	9,016
Education Management LLC /
Education Management Corp.,
10.25%, 6/1/16	8,425	6,698
Hertz Corp.,
8.88%, 1/1/14	8,400	7,959

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 81.1 % continued
Commercial Services - 3.3% continued
NCO Group, Inc.,
11.88%, 11/15/14	$10,100	$7,777
Service Corp. International,
7.00%, 6/15/17	10,050	9,698
West Corp.,
11.00%, 10/15/16	8,645	7,305

		56,859

Computers - 0.6%
Sungard Data Systems, Inc.,
9.13%, 8/15/13	9,586	9,682

Diversified Financial Services - 9.0%
Countrywide Financial Corp.,
5.80%, 6/7/12	15,450	13,997
Ford Motor Credit Co.,
5.80%, 1/12/09	76,350	72,738
GMAC LLC,
5.85%, 1/14/09	26,150	24,385
6.88%, 9/15/11	30,425	23,286
Residential Capital Corp.,
6.38%, 6/30/10	40,875	20,540

		154,946

Electric - 10.3%
AES Corp.,
8.00%, 10/15/17	23,400	23,693
Aquila, Inc.,
14.88%, 7/1/12	6,925	8,535
Dynegy Holdings, Inc.,
7.50%, 6/1/15	11,050	10,359
7.75%, 6/1/19	7,400	6,919
Edison Mission Energy,
7.50%, 6/15/13	17,125	17,553
7.00%, 5/15/17	12,865	12,801
Energy Future Holdings Corp., (1)
10.88%, 11/1/17	41,475	41,890
NRG Energy, Inc.,
7.38%, 2/1/16	12,200	11,956
7.38%, 1/15/17	6,300	6,127
PSEG Energy Holdings,
8.50%, 6/15/11	8,450	8,938
Reliant Energy, Inc.,
7.63%, 6/15/14	11,200	11,116

See Notes to the Financial Statements.
FIXED INCOME FUNDS   52    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 81.1 % continued
Electric - 10.3% continued
Sierra Pacific Resources,
8.63%, 3/15/14	$15,870	$16,664

		176,551

Electrical Components & Equipment - 0.4%
Superior Essex Communications
LLC/Essex Group, Inc.,
9.00%, 4/15/12	6,927	6,667

Engineering & Construction - 0.7%
Ahern Rentals, Inc.,
9.25%, 8/15/13	15,000	11,887

Entertainment - 0.5%
WMG Acquisition Corp.,
7.38%, 4/15/14	12,160	9,363

Environmental Control - 0.9%
Allied Waste North America, Inc.,
6.88%, 6/1/17	16,260	15,935

Food - 0.5%
Smithfield Foods, Inc.,
7.00%, 8/1/11	9,025	8,890

Forest Products & Paper - 2.0%
Georgia-Pacific Corp.,
8.13%, 5/15/11	16,665	16,540
P.H. Glatfelter,
7.13%, 5/1/16	8,725	8,572
Verso Paper Holdings LLC and Verson
Paper, Inc.,
11.38%, 8/1/16	9,260	8,496

		33,608

Gaming - 5.5%
Buffalo Thunder Development
Authority, (1)(2)
9.38%, 12/15/14	10,695	8,021
Chukchansi Economic Development
Authority, (1)(2)
8.00%, 11/15/13	10,980	9,882
Harrah’s Operating Co., Inc.,
10.75%, 2/1/16 (1)	7,750	6,529
6.50%, 6/1/16	22,563	13,369
Mashantucket Western Pequot Tribe(1)(2)
8.50%, 11/15/15	19,600	17,248
MGM Mirage,
8.50%, 9/15/10	17,025	17,578
7.50%, 6/1/16	6,850	6,165

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 81.1 % continued
Gaming - 5.5% continued
River Rock Entertainment Authority,
9.75%, 11/1/11	$10,136	$10,085
Tropicana Entertainment LLC,
9.63%, 12/15/14	9,925	5,149

		94,026

Healthcare - Products - 0.4%
Accellent, Inc.,
10.50%, 12/1/13	9,175	7,340

Healthcare - Services - 7.5%
AMR HoldCo Inc./Emcare HoldCo
Inc.,
10.00%, 2/15/15	11,925	12,670
Community Health Systems, Inc.,
8.88%, 7/15/15	9,775	9,812
HCA, Inc.,
9.13%, 11/15/14	41,250	42,487
9.25%, 11/15/16	18,725	19,427
Iasis Healthcare,
8.75%, 6/15/14	14,025	13,955
LVB Acquisition Merger Sub, Inc., (1)
10.00%, 10/15/17	14,375	15,058
Tenet Healthcare Corp.,
6.88%, 11/15/31	23,525	16,468

		129,877

Insurance - 0.5%
Crum & Forster Holdings Corp.,
7.75%, 5/1/17	9,350	8,859

Iron/Steel - 1.1%
Steel Dynamics, Inc. (1)
7.38%, 11/1/12	10,500	10,605
Tube City IMS Corp.,
9.75%, 2/1/15	9,750	8,580

		19,185

Media - 6.2%
CSC Holdings, Inc.,
8.13%, 7/15/09	14,375	14,519
Donnelley (R.H.) Corp.,
8.88%, 1/15/16	21,475	13,583
8.88%, 10/15/17	13,300	8,312
Echostar DBS Corp.,
7.00%, 10/1/13	14,400	13,572
Idearc, Inc.,
8.00%, 11/15/16	22,460	14,543

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   53   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS
HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 81.1 % contined
Media - 6.2% continued
Mediacom Broadband LLC,
8.50%, 10/15/15	$9,400	$7,896
Panamsat Corp.,
9.00%, 8/15/14	8,936	9,003
TL Acquisitions, Inc., (1)
10.50%, 1/15/15	9,550	8,213
Univision Communications, Inc., (1)(2)
9.75%, 3/15/15	14,525	8,788
Young Broadcasting, Inc.,
10.00%, 3/1/11	14,335	8,995

		107,424

Mining - 0.9%
Freeport-McMoRan Copper & Gold, Inc.,
8.25%, 4/1/15	14,200	14,981

Miscellaneous Manufacturing - 0.4%
Park-Ohio Industries, Inc.,
8.38%, 11/15/14	9,440	7,458

Oil & Gas - 7.4%
AmeriGas Partners LP/AmeriGas Eagle
Finance Corp.,
7.13%, 5/20/16	13,215	12,951
Chesapeake Energy Corp.,
7.50%, 6/15/14	6,055	6,206
6.88%, 1/15/16	15,225	15,073
Denbury Resources, Inc.,
7.50%, 12/15/15	11,650	11,912
Encore Acquisition Co.,
7.25%, 12/1/17	10,110	9,655
Inergy LP/Inergy Finance Corp.,
8.25%, 3/1/16	10,200	10,430
Pioneer National Resources Co.,
5.88%, 7/15/16	9,350	8,515
Plains Exploration & Production Co.,
7.00%, 3/15/17	11,300	10,848
Quicksilver Resources, Inc.,
7.13%, 4/1/16	14,395	13,890
Southwestern Energy, (1)
7.50%, 2/1/18	5,400	5,589
Swift Energy Co.,
7.13%, 6/1/17	12,975	11,905
Whiting Petroleum Corp.,
7.00%, 2/1/14	10,255	10,152

		127,126

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 81.1% contInued
Oil & Gas Services - 0.6%
Dresser-Rand Group, Inc.,
7.38%, 11/1/14	$10,337	$10,130

Packaging & Containers - 1.9%
Ball Corp.,
6.63%, 3/15/18	12,000	11,910
Crown Americas LLC/Crown Americas
Capital Corp.,
7.63%, 11/15/13	9,400	9,588
Packaging Dynamics Finance Corp., (1)(2)
10.00%, 5/1/16	6,000	4,470
Solo Cup Co.,
8.50%, 2/15/14	8,400	7,098

		33,066

Pipelines - 0.7%
El Paso Corp.,
7.00%, 6/15/17	12,375	12,728

Railroads - 0.6%
Kansas City Southern Railway,
9.50%, 10/1/08	10,835	10,984

Real Estate Investment Trusts - 1.9%
American Real Estate Partners
LP/American Real Estate Finance Corp.,
7.13%, 2/15/13	13,410	12,170
Host Hotels & Resorts LP,
6.75%, 6/1/16	11,100	10,378
Omega Healthcare Investors, Inc.,
7.00%, 4/1/14	10,245	9,835

		32,383

Retail - 1.3%
Neiman-Marcus,
9.00%, 10/15/15	8,400	8,400
Rite Aid Corp.,
7.50%, 3/1/17	15,775	14,197

		22,597

Semiconductors - 0.6%
Freescale Semiconductor, Inc.,
8.88%, 12/15/14	12,200	9,546

Software - 0.9%
First Data Corp., (1)
9.88%, 9/24/15	9,350	7,690

See Notes to the Financial Statements.
FIXED INCOME FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
CORPORATE BONDS - 81.1% continued
Software - 0.9% continued
Open Solutions, Inc., (1)(2)
9.75%, 2/1/15	$10,260	$7,952

		15,642

Supermarkets - 1.0%
SUPERVALU, Inc.,
7.50%, 11/15/14	17,180	17,352

Telecommunications - 5.0%
Centennial Cellular Operating Co.,
10.13%, 6/15/13	12,150	11,998
Cincinnati Bell, Inc.,
8.38%, 1/15/14	9,150	8,578
Citizens Communications Co.,
9.00%, 8/15/31	15,695	13,733
Hawaiian Telcom Communications, Inc.,
12.50%, 5/1/15	14,225	5,121
MasTec, Inc.,
7.63%, 2/1/17	10,025	8,722
Paetec Holdings Corp.,
9.50%, 7/15/15	11,525	10,603
Qwest Capital Funding, Inc.,
7.90%, 8/15/10	18,337	18,337
Windstream Corp.,
8.63%, 8/1/16	9,275	9,113

		86,205

Textiles - 0.5%
Invista, (1)(2)
9.25%, 5/1/12	8,590	8,783

Total Corporate Bonds

(Cost $1,520,368)		1,397,441

FOREIGN ISSUER BONDS - 9 .7%
Aerospace/Defense - 0.4%
Bombardier, Inc., (1) (2)
8.00%, 11/15/14	7,000	7,210

Chemicals - 0.6%
Nell AF SARL, (1)(2)
8.38%, 8/15/15	13,750	10,037

Electric - 1.0%
Intergen N.V., (1)(2)
9.00%, 6/30/17	16,155	16,882

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 9.7% continued
Electronics - 0.5%
NXP BV/NXP Funding LLC,
7.88%, 10/15/14	$10,275	$9,402

Gaming - 1.0%
Galaxy Entertainment Finance Co. Ltd., (1)(2)
9.88%, 12/15/12	16,516	16,392

Insurance - 0.5%
Catlin Insurance Co. Ltd., (1)(2)
7.25%, 1/19/17	10,000	8,347

Media - 1.5%
Intelsat Bermuda Ltd.,
9.25%, 6/15/16	11,325	11,410
Intelsat Subsidiary Holding Co. Ltd.,
8.25%, 1/15/13	4,110	4,141
Kabel Deutschland GmbH,
10.63%, 7/1/14	10,740	10,538

		26,089

Oil & Gas - 1.3%
Compton Petroleum Finance Corp.,
7.63%, 12/1/13	7,750	7,421
Opti Canada, Inc.,
8.25%, 12/15/14	14,385	14,241

		21,662

Packaging & Containers - 0.7%
Vitro SAB de CV,
9.13%, 2/1/17	15,350	12,740

Pipelines - 0.4%
Kinder Morgan Finance,
5.70%, 1/5/16	6,725	6,372

Railroads - 0.4%
Kansas City Southern de Mexico
S.A .de C.V.,
7.63%, 12/1/13	6,650	6,251

Semiconductors - 0.5%
Avago Technologies Finance
Pte/Avago Technologies
U.S./Avago Technologies Wireless,
10.13%, 12/1/13	8,900	9,390

Telecommunications - 0.9%
Digicel Group Ltd., (1)(2)
8.88%, 1/15/15	10,000	8,350

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   55   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
FOREIGN ISSUER BONDS - 9.7% continued
Telecommunications - 0.9% continued
Nortel Networks,
10.75%, 7/15/16	$8,125	$7,424

		15,774

Total Foreign Issuer Bonds

(Cost $178,270)		166,548

	NUMBER	VALUE
	OF WARRANTS	(000S)
WARRANTS - 0.0%
IPCS, Inc., Exp. 7/15/10,
Strike $5.50 (3)*	1,500	–
Leap Wireless International,
Exp. 4/15/10, Strike $96.80 (1) (3)*	2,500	–
Leap Wireless International,
Exp. 4/15/10, Strike $96.80 (1) (3)*	2,000	–

Total Warrants

(Cost $10)		–

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENT - 7. 0%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$120,677	120,677

Total Short-Term Investment

(Cost $120,677)		120,677

Total Investments - 97.8%

(Cost $1,819,325)		1,684,666
Other Assets less Liabilities - 2.2%		38,191

NET ASSETS - 100.0%		$1,722,857

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2008, the value of these restricted illiquid securities amounted to, approximately $132,362,000 or 7.7% of net assets. Additional information on each restricted illiquid security is as follows:

	ACQUISITION
	AND	ACQUISITION
	ENFORCEABLE	COST
SECURITY	DATE	(000S)
Bombardier, Inc.,
8.00%, 11/15/14	3/25/08-3/27/08	$7,254
Buffalo Thunder Development Authority,
9.38%, 12/15/14	12/8/06-2/21/08	10,587
Catlin Insurance Co., Ltd.,
7.25%, 1/19/17	6/6/07	9,686
Chukchansi Economic Development Authority,
8.00%, 11/15/13	12/2/05-1/23/08	11,023
Digicel Group Ltd.,
8.88%, 1/15/15	10/3/07	9,408
Galaxy Entertainment Finance Co. Ltd.,
9.88%, 12/15/12	12/7/05-3/12/08	17,021
Intergen N.V.,
9.00%, 6/30/17	7/23/07-2/29/08	16,199
Invista,
9.25%, 5/1/12	4/23/04-4/18/07	8,992
Mashantucket Western Pequot Tribe,
8.50%, 11/15/15	11/8/07-12/3/07	19,627
Nell AF Sarl,
8.38%, 8/15/15	12/1/05-8/21/07	13,194
Open Solutions, Inc.,
9.75%, 2/1/15	1/18/07-12/14/07	10,269
Packaging Dynamics Finance Corp.,
10.00%, 5/1/16	4/13/06-4/12/07	6,105
Univision Communications Inc.,
9.75%, 3/15/15	5/17/07-11/9/07	14,561

(3)	Security has been deemed worthless by the NTGI Valuation Committee.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the credit quality distribution (unaudited) for the High Yield Fixed Income Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
BBB	0.8%
BB	22.0
B	59.1
CCC	8.9
Not Rated	1.8
CC to D	0.3
Cash Equivalents	7.1

Total	100.0%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.
FIXED INCOME FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U. S. GOVERNMENT AGENCIES - 23.1% (1)
Fannie Mae - 6.0%
3.25%, 2/10/10	$14,500	$14,754
5.08%, 5/14/10	1,500	1,547
Pool #555649,
7.50%, 10/1/32	177	192
Pool #869217,
5.45%, 2/1/36	2,880	2,937
Pool #893082,
5.83%, 9/1/36	1,457	1,492
Pool #968158,
6.50%, 1/1/38	3,345	3,467

		24,389

Federal Home Loan Bank - 5.8%
5.00%, 12/11/09	12,750	13,330
4.63%, 10/10/12	10,000	10,605

		23,935

Freddie Mac - 11.0%
4.75%, 11/3/09	11,700	12,151
3.13%, 2/12/10	8,500	8,530
5.30%, 1/9/12	6,700	6,846
5.60%, 9/26/13	775	786
Pool #410092,
7.13%, 11/1/24	19	19
Pool #1J0365,
5.93%, 4/1/37	2,181	2,218
Pool #1J2840,
5.99%, 9/1/37	5,072	5,198
Pool #1B3617
5.99%, 10/1/37	6,537	6,710
Pool #847822,
6.23%, 10/1/37	96	98
Series 2944, Class WD,
5.50%, 11/15/28	2,365	2,428

		44,984

Small Business Administration - 0.3%
Participation Certificates, Series 2005-
20L, Class 1,
5.39%, 12/1/25	1,363	1,399

Total U.S. Government Agencies

(Cost $ 92,997)		94,707

U. S. GOVERNMENT OBLIGATIONS - 67.7%
U.S. Treasury Notes - 67.7%
2.00%, 2/28/10	25,195	25,370

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U. S. GOVERNMENT OBLIGATIONS - 67.7% conitnued
U.S. Treasury Notes - 67.7% continued
1.75%, 3/31/10	$121,589	$121,884
4.50%, 5/15/10	4,000	4,244
4.25%, 1/15/11	34,000	36,340
4.63%, 12/31/11	30,500	33,302
2.75%, 2/28/13	26,630	26,996
2.50%, 3/31/13	29,337	29,381

		277,517

Total U.S. Government Obligations

(Cost $276,163)		277,517

SHORT - TERM INVESTMENTS - 4.7%
FHLB Discount Note,
1.53%, 4/1/08	17,853	17,853
U.S. Treasury Bill,
3.12%, 6/5/08	1,500	1,492

Total Short-Term Investments

(Cost $19,345)		19,345

Total Investments - 95.5%

(Cost $388,505)		391,569

Other Assets less Liabilities - 4.5%		18,319

NET ASSETS - 100.0%		$409,888
(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
Percentages shown are based on Net Assets.
At March 31, 2008, the credit quality distribution (unaudited) for the Short-Intermediate U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	100.0%

Total	100.0%

* Standard & Poor’s Rating Services

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   57   FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U. S. GOVERNMENT AG - 27.1% (1)
Fannie Mae - 7.3%
5.00%, 5/11/17	$2,700	$2,885
Pool #555649,
7.50%, 10/1/32	291	314
Pool #869217,
5.45%, 2/1/36	3,280	3,346
Pool #893082,
5.83%, 9/1/36	1,254	1,284
Pool #968158,
6.50%, 1/1/38	1,460	1,514

		9,343

Federal Home Loan Bank - 2.5%
5.00%, 12/11/09	3,000	3,136

Freddie Mac - 15.9%
5.40%, 7/16/09	2,500	2,523
3.13%, 2/12/10	2,600	2,609
5.25%, 9/3/10	2,300	2,325
5.60%, 9/26/13	800	812
Pool #410092,
7.13%, 11/1/24	79	81
Pool #1J0365,
5.93%, 4/1/37	2,211	2,249
Pool #1J2840,
5.99%, 9/1/37	2,735	2,804
Pool #1B3617
5.99%, 10/1/37	3,494	3,586
Pool #847822,
6.23%, 10/1/37	50	51
Series 2944, Class WD,
5.50%, 11/15/28	3,125	3,209

		20,249

Government National Mortgage Association - 0.0%
Pool #268360,
10.00%, 4/15/19	23	28
Pool #270288,
10.00%, 6/15/19	25	30

		58

Small Business Administration - 1.4%
Participation Certificates, Series 2005-
20L, Class 1,
5.39%, 12/1/25	1,673	1,717

Total U.S. Government Agencies

(Cost $33,955)		34,503

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
U. S. GOVERNMENT OBLIGATIONS - 62.5%
U.S. Treasury Notes - 62.5%
1.75%, 3/31/10	$10,832	$10,858
4.25%, 1/15/11	10,500	11,223
4.50%, 2/28/11	6,300	6,789
2.75%, 2/28/13	8,883	9,005
2.50%, 3/31/13	9,875	9,890
4.25%, 8/15/13	6,250	6,804
4.50%, 2/15/16	16,455	18,113
3.50%, 2/15/18	6,779	6,818

		79,500

Total U.S. Government Obligations

(Cost $78,110)		79,500

SHORT — TERM INVESTMENTS - 4.6%
FHLB Discount Note,
1.53%, 4/1/08	5,106	5,106
U.S. Treasury Bill,
3.12%, 6/5/08	700	696

Total Short-Term Investments

(Cost $5,802)		5,802

Total Investments - 94.2%

(Cost $117,867)		119,805
Other Assets less Liabilities - 5.8%		7,410

NET ASSETS - 100.0%		$127,215
(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
Percentages shown are based on Net Assets.
At March 31, 2008, the credit quality distribution (unaudited) for the U.S. Government Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	100.0%

Total	100.0%

* Standard & Poor’s Rating Services

See Notes to the Financial Statements.
FIXED INCOME FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2008

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 39 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index, Fixed Income, Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds (collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Global Fixed Income Fund, which is a non-diversified portfolio of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers of the Global Fixed Income Fund. NTI serves as the investment adviser for each of the other Funds. Northern Trust also serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. (“PFPC”) serve as the Trust’s co-administrators, and Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES – Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS – Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

FIXED INCOME FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2008, the Funds had no outstanding futures contracts.

C) FOREIGN CURRENCY TRANSLATIONS – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations

D) MORTGAGE DOLLAR ROLLS – The Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

F) WHEN-ISSUED/DELAYED DELIVERY SECURITIES – Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. The aggregate market value of securities segregated to cover the commitment was approximately (in thousands) $453,633, $582,966, $188,846 and $74,965 for the Bond Index, Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds, respectively. When-issued securities at March 31, 2008, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate, each Fund’s Statement of Assets and Liabilities.

G) INVESTMENT TRANSACTIONS AND INCOME – Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts.

H) EXPENSES – Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2008

I) REDEMPTION FEES – The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal year ended March 31, 2008, were approximately $20,000 for the High Yield Fixed Income Fund. This amount is included in “Proceeds from Shares Sold” in Note 6 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

J) DISTRIBUTIONS TO SHAREHOLDERS – Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION	PAYMENT
	FREQUENCY	FREQUENCY
Bond Index	Daily	Monthly
Fixed Income	Daily	Monthly
Global Fixed Income	Annually	Annually
High Yield Fixed Income	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

K) FEDERAL INCOME TAXES – No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2007, through the fiscal year ended March 31, 2008, the High Yield Fixed Income Fund incurred net capital losses of approximately $46,117,000 for which the Fund intends to treat as having been incurred in the next fiscal year.

At March 31, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
Amounts in thousands	2011	2014	2015	2016
Bond Index	$ —	$ —	$36	$30
Fixed Income	—	2,863	5,200	6,244
Global Fixed Income	—	—	87	—
High Yield Fixed Income	23,434	3,599	—	5,500

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2008, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED

			LONG-TERM	UNREALIZED
	TAX-EXEMPT	ORDINARY	CAPITAL	GAINS
Amounts in thousands	INCOME	INCOME*	GAINS	(LOSSES)
Bond Index	$ —	$571	$ —	$15,686
Fixed Income	—	—	—	1,498
Global Fixed Income	—	2,687	—	4,589
High Yield Fixed Income	—	2,064	—	(136,189)
Short-Intermediate U.S. Government	—	4,374	85	2,946
U.S. Government	—	472	43	1,862

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

FIXED INCOME FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY	LONG-TERM
Amounts in thousands	INCOME	INCOME*	CAPITAL GAINS
Bond Index	$ —	$17,587	$ —
Fixed Income	—	49,335	—
Global Fixed Income	—	1,316	—
High Yield Fixed Income	—	134,041	—
Short-Intermediate U.S. Government	—	7,334	—
U.S. Government	—	5,317	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY	LONG-TERM
Amounts in thousands	INCOME	INCOME*	CAPITAL GAINS
Bond Index	$ —	$434	$ —
Fixed Income	—	42,133	—
Global Fixed Income	—	1,258	—
High Yield Fixed Income	—	114,501	—
Short-Intermediate U.S. Government	—	5,541	—
U.S. Government	—	6,006	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of March 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds’ financial statements.

3. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At March 31, 2008, the Funds did not have any outstanding loans.

Interest expense for the fiscal year ended March 31, 2008, was less than $1,000 for the Global Fixed Income Fund. When utilized, the average dollar amount of the Fund’s borrowings was $200,000 and the weighted average interest rate on these borrowings was 5.82 percent.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year ended March 31, 2008, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	ANNUAL	EXPENSE
	ADVISORY FEES	LIMITATIONS
Bond Index	0.15%	0.25%
Fixed Income	0.70%	0.90%
Global Fixed Income	0.85%	1.15%
High Yield Fixed Income	0.70%	0.90%
Short-Intermediate U.S. Government	0.70%	0.90%
U.S. Government	0.70%	0.90%

The reimbursements described above are voluntary and may be modified or terminated at any time.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2008

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds pay the co-administration fees to NTI, which in turn pays a portion of these fees to PFPC for its services.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

	U.S.		U.S.
Amounts in thousands	GOVERNMENT	OTHER	GOVERNMENT	OTHER
Bond Index	$853,198	$132,343	$458,085	$1,943
Fixed Income	4,124,856	3,242,853	4,024,294	3,248,304
Global Fixed Income	6,058	42,221	2,982	15,472
High Yield Fixed Income	—	1,140,592	—	1,124,930
Short-Intermediate U.S. Government	3,898,476	—	3,629,141	—
U.S. Government	2,164,669	—	2,168,612	—

At March 31, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

			NET	COST
	UNREALIZED	UNREALIZED	APPRECIATION	BASIS OF
Amounts in thousands	APPRECIATION	DEPRECIATION	(DEPRECIATION)	SECURITIES
Bond Index	$18,538	$(2,852)	$15,686	$742,902
Fixed Income	13,114	(11,616)	1,498	1,224,493
Global Fixed Income	6,502	(11)	6,491	62,259
High Yield Fixed Income	8,501	(144,690)	(136,189)	1,820,855
Short-Intermediate U.S. Government	3,006	(60)	2,946	388,623
U.S. Government	1,866	(4)	1,862	117,943

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2008

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

							NET	NET
		PROCEEDS	SHARES FROM	REINVESTMENT		PAYMENTS	INCREASE	INCREASE
	SHARES	FROM	REINVESTED	OF	SHARES	FOR SHARES	(DECREASE)	(DECREASE)
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Bond Index	62,700	$628,971	301	$3,013	(10,286)	$(103,702)	52,715	$528,282
Fixed Income	38,504	375,497	576	5,612	(35,332)	(344,300)	3,748	36,809
Global Fixed Income	3,909	45,044	18	203	(977)	(10,860)	2,950	34,387
High Yield Fixed Income	77,246	607,380	3,074	24,094	(65,072)	(508,632)	15,248	122,842
Short-Intermediate U.S. Government	32,566	328,295	117	1,174	(5,915)	(60,225)	26,768	269,244
U.S. Government	3,029	29,818	107	1,059	(5,344)	(53,216)	(2,208)	(22,339)

Transactions in capital shares for the fiscal year ended March 31, 2007, were as follows:

							NET	NET
		PROCEEDS	SHARES FROM	REINVESTMENT		PAYMENTS	INCREASE	INCREASE
	SHARES	FROM	REINVESTED	OF	SHARES	FOR SHARES	(DECREASE)	(DECREASE)
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Bond Index	16,994	$169,771	13	$134	(74)	$(740)	16,933	$169,165
Fixed Income	44,542	435,834	501	4,894	(18,026)	(176,250)	27,017	264,478
Global Fixed Income	1,151	12,366	18	185	(1,579)	(16,946)	(410)	(4,395)
High Yield Fixed Income	93,478	755,196	2,573	20,745	(49,280)	(397,849)	46,771	378,092
Short-Intermediate U.S. Government	4,855	48,268	159	1,575	(6,455)	(64,144)	(1,441)	(14,301)
U.S. Government	4,564	44,553	128	1,244	(6,343)	(61,753)	(1,651)	(15,956)

7. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and financial disclosures, if any.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161,“Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial amounts, but will require additional disclosures. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, and U.S. Government Fund (collectively, the “Funds”), six separate portfolios of the Northern Funds (the “Trust”), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 28, 2008

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

FIXED INCOME FUNDS
 FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/07 - 3/31/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 60), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.25%	$1,000.00	$1,056.90	$1.29
Hypothetical	0.25%	$1,000.00	$1,023.82	$1.27 **

FIXED INCOME

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.90%	$1,000.00	$1,036.50	$4.59
Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56 **

GLOBAL FIXED INCOME

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.15%	$1,000.00	$1,126.70	$6.13
Hypothetical	1.15%	$1,000.00	$1,019.30	$5.82 **

HIGH YIELD FIXED INCOME

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.90%	$1,000.00	$947.30	$4.39
Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56 **

SHORT-INTERMEDIATE U.S. GOVERNMENT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.90%	$1,000.00	$1,054.80	$4.64
Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56 **

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2008 (UNAUDITED)

U.S. GOVERNMENT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.90%	$1,000.00	$1,067.90	$4.67
Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56 **

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2008 (UNAUDITED)

A Special Meeting of Shareholders of each investment portfolio (the “Funds”) of Northern Funds was held on January 29, 2008 to (1) elect eight Trustees of the Northern Funds’ Board and (2) approve an amended and restated investment advisory agreement between each Fund and its investment adviser, reflecting a change in the termination and renewal date of the agreements to June 30 of each year.

With respect to electing eight Trustees of the Northern Funds’ Board, the resulting votes are presented below:

	FOR THE NOMINEE	WITHHELD NUMBER
TRUSTEE	NUMBER OF SHARES	OF SHARES
William L. Bax	13,290,559,030.11	16,644,783.46
Edward J. Condon Jr.	13,289,553,984.79	17,649,828.78
Sharon Gist Gilliam	13,288,573,006.00	18,630,807.57
Sandra Polk Guthman	13,296,446,195.20	10,757,618.37
Michael E. Murphy	13,295,751,338.49	11,452,475.08
Mary Jacobs Skinner	13,296,487,955.87	10,715,857.70
Richard P. Strubel	13,290,923,562.92	16,280,250.65
Casey Sylla	13,295,547,845.97	11,655,967.60

With respect to approving an amended and restated investment advisory agreement, the resulting votes are presented below:

	NUMBER OF SHARES

FUND NAME	FOR	AGAINST	ABSTAIN
Bond Index	35,900,891.48	—	92,867.50
Fixed Income	100,218,724.57	4,227.19	3,716,701.20
Global Fixed Income	2,175,441.67	—	203,120.51
High Yield Fixed Income	206,633,418.49	102,534.22	16,624,507.64
Short-Intermediate U.S. Government	22,898,964.95	—	506,236.85
U.S. Government	11,432,287.29	—	401,993.03

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2008

 EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

FHLB	Federal Home Loan Bank
G.O.	General Obligation

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

FIXED INCOME FUNDS
 TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of March 31, 2008, each Trustee oversaw a total of 61 portfolios in the Northern Funds Complex — Northern Funds offers 39 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

 NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
William L. Bax Age: 64 Trustee since 2005
• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;
• Director of Big Shoulders Fund since 1997;
• Director of Children’s Memorial Hospital since 1997;
• Trustee of DePaul University since 1998;
• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;
• Director of Andrew Corporation from 2006 to 2007.
• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee since 2000
• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;
• Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;
• Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
• Member and Director of the Illinois Venture Capital Association since 2001;
• Trustee at Dominican University from 1996 to 2005;
• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;
• Member of the Board of Governors of The Metropolitan Club since 2003;
• Member of the Advisory Board of AAVIN Equity Partners since 2005;
• Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;
• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;
• Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.
• None

Sharon Gist Gilliam Age: 64 Trustee since 2001
• CEO of Chicago Housing Authority from 2006 to 2007;
• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005;
• Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present.
• None

Sandra Polk Guthman Age: 64 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008
• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;
• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;
• Director of Commonwealth Edison since 2007.
• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2008 (UNAUDITED)

 NON-INTERESTED TRUSTEES continued

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE

Michael E. Murphy Age: 71 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 68 Trustee since 2000 and Chairman since 2008
• Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;
• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.
• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 64 Trustee since 2008
• Chief Investment Officer, The Allstate Corporation from January to July, 2002;
• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;
• Chairman and President of the Allstate Financial Group from 2002 to 2007;
• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;
• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.
• GATX Corporation.

 INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Mary Jacobs Skinner, Esq.(3) Age: 50 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2008 (UNAUDITED)

 OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 50 50 South LaSalle Street Chicago, IL 60603 President since 2000
• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000
• Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 51 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004
• Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008
• Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Brian P. Ovaert Age: 46 50 Bank Street Canary Wharf London, E145NT Assistant Treasurer since 2005
• Executive Vice President and Regional Head of Operations for Europe, the Middle East and Africa at The Northern Trust Company since April 1, 2007; Head of Worldwide Fund Administration at The Northern Trust Company overseeing Fund Accounting, Transfer Agent and Fund Administration functions from 1997 to March 2007; Treasurer of the Trust from 2002 to 2005.

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007
• Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Diana E. McCarthy, Esq. Age: 56 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Linda J. Hoard, Esq. Age: 60 99 High Street, 27th Floor Boston, MA 02110 Assistant Secretary since 1999	• Senior Counsel and Senior Vice President at PFPC Inc. since 1998.

(1)	Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

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FIXED INCOME FUNDS

APPROVAL OF ADVISORY AGREEMENT	MARCH 31, 2008 (UNAUDITED)

The Trustees oversee the management of Northern Funds (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Funds with Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL” and, together with NTI, the “Investment Advisers”).

The Advisory Agreement was recently amended to reset the termination date to June 30. The resetting of the termination date was approved by the shareholders of the Funds at a Special Meeting held on January 29, 2008. In conjunction with the change in the termination date, the Board of Trustees determined that the annual contract renewal meeting should be moved from February to May. Because applicable regulations require annual approval of advisory agreements, the Advisory Agreement was re-approved on an interim basis with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on February 15, 2008 (the “Meeting”). The interim approval of the Advisory Agreement was for the period from March 31, 2008, the original termination date of the agreement, to June 30, 2008, the new termination date of the agreement.

In preparation for the Trustees’ consideration of the Advisory Agreement at the Meeting, the Trustees received written materials and oral presentations relating to the Advisory Agreement. At the meeting, the Trustees considered the Investment Advisers’ oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meeting without employees of the Investment Advisers present.

In evaluating the Advisory Agreement, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, their services and the Funds. Both in meetings specifically dedicated to the interim review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Advisers’ investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

The Trustees reviewed information on the following topics for all of the Funds: the Investment Advisers’ profitability; the qualifications of the Investment Advisers and their affiliates to provide services to the Funds; and policies adopted by the Investment Advisers regarding brokerage, trade allocations and other matters.

Specifically in connection with the Trustees’ approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds’ investment performance over different time periods and compared to their respective benchmarks and Lipper and Morningstar categories; (iii) the scope and depth of the Investment Advisers’ resources; (iv) the investment advisory fees charged by the Investment Advisers to the Investment Advisers’ other institutional accounts; (v) the Investment Advisers’ staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) the Investment Advisers’ financial resources and their ability to attract and retain portfolio management talent; (vii) the fees paid by the Funds to the Investment Advisers and their affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (viii) the benefits received by the Investment Advisers and their affiliates from their relationships with the Funds. In addition, the Trustees considered the Investment Advisers’ willingness to meet separately with representatives of the Board of Trustees in preparation for the Meeting and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. These services include services as the Funds’ custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Advisers were both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and were able to provide quality services to the Funds. The Trustees also discussed the Advisers’ continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. The Trustees also noted the number of initiatives undertaken by the Trust’s Chief Compliance Officer (“CCO”) during the year to strengthen the Funds’ compliance program. In connection with compliance,

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

FIXED INCOME FUNDS

APPROVAL OF ADVISORY AGREEMENT continued	MARCH 31, 2008 (UNAUDITED)

the Trustees noted the frequent and substantial reports made by the Trust’s CCO at Board meetings throughout the year. Finally, the Trustees considered the Investment Advisers’ responsiveness to their requests for information including, but not limited to, in connection with the in-depth performance reports discussed below.

The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds’ investment performance was provided for one, three, five and ten years. The Trustees also reviewed each Fund’s excess returns, if applicable, versus their targeted returns. The Trustees considered the Funds’ investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Advisers’ investment approach for the Funds and changes made throughout the year to investment personnel to address performance issues. In this regard, the Trustees believed that the in-depth performance review of the High Yield Fixed Income Fund requested by the Trustees and provided by the Investment Adviser had assisted them in evaluating performance issues with this Fund.

Based on the information received, the Trustees believed that the Bond Index Fund was tracking its Index and Lipper peers. The High Yield Fixed Income Fund continued to lag its Lipper peers and benchmark; however, the Board believed that the Investment Adviser was devoting appropriate resources to addressing performance issues. The Trustees believed that the Global Fixed Income Fund’s performance had improved substantially versus its Lipper peers in the one-year period, although its performance still lagged its benchmark and longer-term performance was less favorable. Of the remaining Funds, the Trustees considered that the Short-Intermediate U.S. Government Fund’s performance versus its Lipper peers was competitive, although lagging its benchmark’s return. The Trustees also considered that the Fixed Income Fund’s and U.S. Government Fund’s performance was competitive during certain time periods but less favorable versus their Lipper peers for other time periods, and lagged their benchmarks in both cases. The Trustees evaluated this performance information in light of the relative risk and other parameters of the Funds and the investor base of the Funds. The Trustees also took into consideration the extreme market volatility over the past year and credit problems caused by sub-prime loan defaults, and the effects of these events on the Funds’ performance. Overall, the Trustees concluded that the Investment Advisers were devoting appropriate resources to improve the investment performance of the Funds.

The Trustees also considered whether a consistent methodology was in place in determining the fees and expenses of the Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Advisers and their affiliates for custodial, transfer agency and co-administration services. With respect to economies of scale, the Trustees considered the Investment Advisers’ view that the Funds may be sharing in economies of scale through the level at which the Funds’ advisory fees are set and through the Investment Advisers’ voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds, the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates, and the profits realized by them.

After deliberation, the Trustees concluded at the Meeting with respect to all of the Funds, that the fees paid by the Funds were reasonable in light of the services provided by the Investment Advisers, their actual or projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved on an interim basis and continued until June 30, 2008.

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FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

FIXED INCOME FUNDS
 FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

NOT FDIC INSURED
May lose value / No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY
10	STATEMENTS OF ASSETS AND LIABILITIES
12	STATEMENTS OF OPERATIONS
14	STATEMENTS OF CHANGES IN NET ASSETS
16	FINANCIAL HIGHLIGHTS
23	SCHEDULES OF INVESTMENTS
23	ARIZONA TAX-EXEMPT FUND
26	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
31	CALIFORNIA TAX-EXEMPT FUND
36	HIGH YIELD MUNICIPAL FUND
47	INTERMEDIATE TAX-EXEMPT FUND
56	SHORT-INTERMEDIATE TAX-EXEMPT FUND
63	TAX-EXEMPT FUND
73	NOTES TO THE FINANCIAL STATEMENTS
79	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
80	TAX INFORMATION
81	SHAREHOLDER MEETING RESULTS
82	FUND EXPENSES
84	ABBREVIATIONS AND OTHER INFORMATION
85	TRUSTEES AND OFFICERS
88	APPROVAL OF ADVISORY AGREEMENT
92	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
ARIZONA TAX-EXEMPT FUND
PORTFOLIO MANAGEMENT COMMENTARY
The past 12 months were quite dramatic for fixed-income investors, as the housing crisis escalated and credit market concerns drove a liquidity crisis. Reacting decisively, the Federal Reserve slashed its benchmark rate by 300 basis points and undertook aggressive measures to increase available funding. Declining payrolls supported Chairman Bernanke’s concern that distress would spread to the broader economy. In response to Fed action, the U.S. Treasury yield curve steepened sharply as short-term interest rates plummeted in the wake of a powerful flight to quality out of riskier assets. While Treasuries rallied robustly across the curve, municipals significantly underperformed. Although tax-exempt rates fell in the front end of the curve, longer-term yields rose substantially. Municipals struggled to absorb record supply, and suffered both from downgrades of monoline insurers and, especially, the unwinding of unprofitable trades by arbitrage accounts. As a result, Arizona tax-exempt bonds ended the period with attractive yields, especially versus comparable Treasuries.
Over a turbulent fiscal year, the Arizona Tax-Exempt Fund provided a total return of 1.75%, lagging the 2.14% return of its benchmark, the Lehman Brothers Arizona Municipal Bond Index. The underperformance was the result of the Fund’s reduction in shorter-term holdings that were superior performers during the period. We took advantage of the compelling value offered from the Arizona yield curve by adding to maturities in the 15- to 20-year range, ending the period with an average maturity of 12.1 years. The Fund profited from its roughly 22% exposure to the government-backed sector, as investors sought sound credits during the market turmoil, and quality spreads on Arizona debt widened. As always, rather than rely on the credit strength of insurers, we focused on the underlying financial strength of issuers and looked for undervalued credits. We favor premium coupon securities, particularly those with shorter calls, in view of the much steeper yield curve.
As the tax-exempt market experienced its recent dislocation between supply and demand, yields on high-grade Arizona municipals reached unprecedented levels relative to Treasuries. Supply pressures from new issuance and refinancing may help keep yields at appealing levels, and we will look to capitalize on this opportunity.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

ARIZONA TAX-EXEMPT	1.75%	2.97%	2.92%	4.83%

LEHMAN ARIZONA MUNICIPAL BOND INDEX	2.14	3.65	3.71	5.16

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ERIC V. BOECKMANN
With Northern Trust since 1985

GROWTH OF A $10,000 INVESTMENT
The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.
The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$70 MILLION
NET ASSET VALUE	$10.01
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
PORTFOLIO MANAGEMENT COMMENTARY
Fixed-income investors experienced a dramatic past 12 months. As the housing crisis escalated and anxious credit markets drove a liquidity crisis, the Federal Reserve slashed its benchmark rate by 300 basis points and provided massive additional funding. Chairman Bernanke’s decisive actions signaled his concern, supported by declining payroll data, that distress would spread to the broader economy. The yield curve steepened tremendously in response as short-term interest rates plummeted, benefiting from a powerful flight to quality bid out of riskier assets. While Treasuries rallied robustly across the curve, municipals severely underperformed as yields rose and prices fell substantially on longer-term issues. The municipal market struggled to absorb a record amount of issuance, and suffered from downgrades of monoline insurers and, especially, the unwinding of unprofitable trades by arbitrage accounts. As a result, California tax-exempt bonds ended the period with attractive yields, especially relative to Treasuries.
During this turbulent 12 months, the California Intermediate Tax-Exempt Fund provided a total return of 1.18%, lagging the 4.96% return of its benchmark, the Lehman Brothers California Intermediate Municipal Bond Index. This significant underperformance is attributable to the Fund’s much more “barbelled” maturity structure than the Index. Also, the Fund was underweight the government-backed sector, which was a top performer. We have moved to a more concentrated maturity structure and positioned the Fund to take advantage of the steeper yield curve in intermediate maturities. Quality spreads on California debt widened as investors sought sound credits during the market turmoil. We maintained our focus on the underlying financial strength of issuers, rather than relying on the credit strength of insurers, and looked for undervalued credits. We are currently favoring premium coupon securities with shorter calls, given a much steeper yield curve.
The Fund ended the period with an average maturity of 9.44 years. High-grade California municipals have been trading at unprecedented levels relative to Treasuries following the recent dislocation between supply and demand in the tax-exempt market. Municipal yields may remain at appealing levels for some time, given ongoing supply pressures from new issuance and refinancing. We will look to capitalize strategically on this opportunity.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

CALIFORNIA INTERMEDIATE TAX-EXEMPT	1.18%	2.71%	2.67%	4.28%

LEHMAN CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	4.96	4.22	3.93	5.12

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ERIC V. BOECKMANN
With Northern Trust since 1985

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.
The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
TOTAL NET ASSETS	$141 MILLION
NET ASSET VALUE	$9.94
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   3   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
CALIFORNIA TAX-EXEMPT FUND
PORTFOLIO MANAGEMENT COMMENTARY
The previous 12 months were quite dramatic for fixed-income investors. Reacting decisively to an escalating housing crisis and extremely illiquid credit markets, the Federal Reserve slashed its benchmark rate by 300 basis points and provided massive additional funding. Chairman Bernanke’s aggressive actions signaled his concern that these distressed situations would spread to the broader economy, as evidenced by declining payrolls. In response to these moves, the U.S. Treasury yield curve steepened tremendously as short-term interest rates plummeted, benefiting from a powerful flight to quality out of riskier assets. Whereas Treasuries rallied robustly across the curve, municipals severely underperformed. Although short-term tax-exempt rates fell, longer-term yields rose substantially, resulting in price declines on those issues. Municipals struggled with a record amount of issuance, the downgrades of monoline insurers and, especially, the unwinding of unprofitable trades by arbitrage accounts. As a result, California tax-exempt bonds ended the period with attractive real and relative yields.
In this turbulent environment, the California Tax-Exempt Fund provided a total return of 0.74%, slightly lagging the 0.94% return of its benchmark, the Lehman Brothers California Municipal Bond Index. The underperformance is attributable to the Fund’s modest extension of duration in relation to the Index. By adding to maturities in the 15- to 20-year range, we have sought to take advantage of the compelling value offered from the California yield curve. At the end of March 2008, the Fund’s average maturity stood at 13.6 years. Quality spreads on California debt widened as investors sought sound credits during the market turmoil, and the Fund profited from its roughly 24% exposure to the government-backed sector. As always, we focused on the underlying financial strength of issuers, not relying on the credit strength of insurers, and looked for undervalued credits. We currently favor premium coupon securities, particularly those with shorter calls, given the much steeper yield curve.
Due to the recent tax-exempt market dislocation between supply and demand, high-grade California municipals have traded at unprecedented levels relative to Treasuries. Supply pressures from new issuance and refinancings may keep yields at appealing levels, and we will look to capitalize strategically on this opportunity.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

CALIFORNIA TAX-EXEMPT	0.74%	3.39%	4.66%	5.31%

LEHMAN CALIFORNIA MUNICIPAL BOND INDEX	0.94	4.06	4.99	5.56

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ERIC V. BOECKMANN
With Northern Trust since 1985

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers California Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.
The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
TOTAL NET ASSETS	$132 MILLION
NET ASSET VALUE	$10.51
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS    4   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS
HIGH YIELD MUNICIPAL FUND
PORTFOLIO MANAGEMENT COMMENTARY
The 12 months ended March 31, 2008, were tumultuous. The period started with the Federal Reserve on hold given encouraging economic growth and tame inflation. As the period progressed, the havoc in the financial markets caused by subprime losses, the failure of the auction rate securities market, downgrades of insurers, the near bankruptcy of Bear Stearns and speculation regarding the health of government-sponsored agencies compelled the Fed to lower the benchmark federal funds rate by a total of 300 basis points. The Fed also took unprecedented measures to provide funding to brokers as well as banks, in an effort to support the financial system. Late in the period, a softening of the economy and rising unemployment were also considerations driving Fed policy.
During the last nine months of the fiscal year, the high-yield municipal sector severely underperformed the municipal investment-grade sector. The downgrading of several bond insurers brought pressure on the municipal bond market, resulting in a re-pricing of credit risk along the ratings spectrum. Demand for high-yield municipals diminished as hedge funds and arbitrage accounts were forced to liquidate holdings to meet margin calls. Outflows from high-yield municipal mutual funds also dampened demand. The sectors hurt most were airlines, land-backed bonds, health care and corporate-backed issuers as the flight to quality in the last half of the year considerably widened credit spreads. Calendar year-end supply pressures — as issuers felt the need to finance by the end of 2007 — hit the continuing-care retirement sector especially hard.
The Fund provided a total return of -5.95% for the 12-month period, compared to -1.10% for the benchmark Lehman Brothers Municipal Bond 65-35 Investment Grade/High Yield Index. The Fund’s weightings to land-backed, health care and continuing care issues negatively impacted performance. During the last two quarters of the period, we allowed the Fund’s cash position to build up in an effort to shield performance from further market deterioration. Though periods of illiquidity persist, the market recovered somewhat in March as high-yield mutual funds benefited from inflows.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	THREE	FIVE	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

HIGH YIELD MUNICIPAL	-5.95%	1.71%	3.45%	3.44%

LEHMAN MUNICIPAL 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	-1.10	3.77	5.25	4.94

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
M. JANE MCCART
With Northern Trust since 1998

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index with a 65% weighting in the Lehman Brothers Municipal Bond Index and a 35% allocation to the Lehman Brothers Municipal Non-Investment Grade Bond Index.
The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
TOTAL NET ASSETS	$379 MILLION
NET ASSET VALUE	$8.89
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   5   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
INTERMEDIATE TAX-EXEMPT FUND
PORTFOLIO MANAGEMENT COMMENTARY
The Federal Reserve lowered short-term rates by 300 basis points — from 5.25% to 2.25% — during the past 12 months in response to a slowing economy and deteriorating credit and liquidity conditions. In addition to the rate cuts, the Fed expanded auction facilities and accepted broader collateral from investment banks in an attempt to restore liquidity to the credit markets. These actions in conjunction with the macroeconomic backdrop led to a dramatically steeper municipal yield curve, as the slope of the maturity spectrum from one to 30 years increased by 277 basis points.
For its most recent fiscal year ended March 31, 2008, the Fund returned 2.75%, trailing the benchmark return of 5.32%. During the period, the Fund’s broader maturity structure underperformed the more concentrated maturity structure of the Index as the yield curve steepened sharply. The longer maturity holdings in the Fund underperformed as interest rates rose. This negatively impacted performance versus the Index, which did not have exposure to these longer maturities. In contrast, the Fund’s high quality profile helped performance as the highest investment-grade holdings were top performers. We have always made new bond purchases based on the issuer’s underlying credit profile, even if the bonds were insured, and have focused on AA-level credits. This management philosophy benefited shareholders during the past 12 months as concerns over the financial health of monoline municipal bond insurers negatively affected insured bonds with ratings below AA.
Due to heavy supply, caused by auction rate security restructuring and the unwinding of hedge fund positions, municipal bonds ended the 12-month period with higher yields than U.S. Treasuries on a pre-tax basis. We think these absolute yield levels are attractive. In light of this, we have extended the Fund’s average maturity to six years to capitalize on what we see as a market opportunity. The Fund will seek to capitalize on this opportunity through purchases of high quality noncallable bond structures. Going forward, we plan to focus on the new issue tax-exempt market to implement the Fund’s strategic goals.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

INTERMEDIATE TAX-EXEMPT	2.75%	3.12%	4.20%	4.54%

LEHMAN INTERMEDIATE MUNICIPAL BOND INDEX	5.32	3.90	4.98	5.98

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
TIMOTHY T.A. MCGREGOR
With Northern Trust since 1989

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$752 MILLION
NET ASSET VALUE	$10.05
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS
SHORT-INTERMEDIATE TAX-EXEMPT FUND
PORTFOLIO MANAGEMENT COMMENTARY
Treasury yields declined sharply and the yield curve steepened dramatically during the Fund’s fiscal year. Throughout the first half of the period, inflation concerns and solid economic growth pushed yields higher, and the spread between short- and long-term yields remained narrow. However, the onset of the subprime mortgage market crisis led to a dramatic shift in investor appetite for risk. The rapid deterioration in the housing market had far reaching effects, as economic growth faltered and consumer sentiment declined sharply. The Federal Reserve Board reacted to severe financial and credit market disruptions with rapid and decisive action. The Fed cut key short-term rates — the federal funds rate and discount rate — to 2.25% and 2.50%, respectively. In hopes of improving liquidity, the Fed made funds available via various auction facilities, expanded the acceptable collateral to include mortgage-backed securities and opened the discount window to investment banks.
The municipal market faced a host of challenges stemming from the subprime mortgage crisis. Due to their guarantees of subprime-related securities, the financial strength of bond insurance companies was strained and many suffered negative rating action. The market also faced supply pressures later in the period from the unwinding of unprofitable leveraged trades, and as issuers in the struggling auction rate market looked to restructure into longer-term debt. In sympathy with Treasuries, yields declined sharply on the short end of the municipal curve, but rose dramatically on the long end, leading to a significantly steeper yield curve. The dramatic underperformance of municipals let their yields higher than comparable Treasury yields at period close.
From its inception date on August 22, 2007 through March 31, 2008, the Fund returned 3.64% compared with the 5.24% return of its benchmark, the Lehman Brothers 1-5 Year Blend Municipal Bond Index. The Fund’s modestly defensive duration profile and longer maturity holdings relative to the benchmark detracted from performance given the declining interest rate environment and dramatic steepening of the yield curve. Our focus on high quality was a positive performance attribute as credit spreads widened. We will look to maintain the Fund’s average maturity at or near 3.5 years.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

		SINCE
TOTAL RETURN	QUARTER	INCEPTION

SHORT-INTERMEDIATE TAX-EXEMPT	1.33%	3.64%

LEHMAN 1-5 YEAR BLEND MUNICIPAL BOND INDEX	2.01	5.24

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
TIMOTHY P. BLAIR
With Northern Trust since 1992

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of at least one year and less than six years.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
TOTAL NET ASSETS	$173 MILLION
NET ASSET VALUE	$10.17
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   7   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
TAX-EXEMPT FUND
PORTFOLIO MANAGEMENT COMMENTARY
The municipal yield curve steepened dramatically during the Fund’s most recent fiscal year as the Federal Reserve lowered short-term rates, and longer-dated municipal supply increased. The federal funds rate was reduced by 300 basis points during the period due to credit and liquidity concerns and signs that the economy was slowing. The tax-exempt market experienced record new issuance, with supply also boosted by auction rate security restructurings and forced selling by hedge funds.
In this environment, the Fund returned 1.35% for the fiscal year ended March 31, 2008, compared with the 1.90% return of the Lehman Brothers Municipal Bond Index. The primary reason for the Fund’s underperformance was its maturity structure. Holdings with maturities of less than 10 years generally performed well, while longer-dated holdings underperformed. With a maturity structure broader than the benchmark, the Fund slightly underperformed the Lehman Index. Contributions to performance came from the Fund’s high quality profile - over 85% of the portfolio was rated AA or better as of March 31 - and our emphasis on the prerefunded municipal bond sector. Prerefunded tax-exempt bonds, backed by U.S government securities, outperformed in a general flight to quality during the period.
Due to heavy supply, municipal bonds ended the 12-month period with higher yields than U.S. Treasuries on a pre-tax basis. We think these absolute yield levels are attractive. In light of this, we have extended the Fund’s average maturity to 13 years to capitalize on what we see as a market opportunity. In addition, we have negotiated non-callable bond structures for purchase while emphasizing credit quality and diversification. And with the yield curve steeply sloped, we are implementing a “barbelled” maturity structure, attempting to capture the benefits of higher yields on select longer-dated bonds without unduly increasing interest rate risk.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	FIVE	TEN	SINCE
TOTAL RETURN	YEAR	YEAR	YEAR	INCEPTION

TAX-EXEMPT	1.35%	3.50%	4.57%	5.28%

LEHMAN MUNICIPAL BOND INDEX	1.90	3.92	4.99	5.84

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
TIMOTHY T.A. MCGREGOR
With Northern Trust since 1989

GROWTH OF A $10,000 INVESTMENT

The Lehman Brothers Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.
Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
TOTAL NET ASSETS	$708 MILLION
NET ASSET VALUE	$10.16
DIVIDEND SCHEDULE	MONTHLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

		CALIFORNIA
	ARIZONA	INTERMEDIATE
	TAX-EXEMPT	TAX-EXEMPT
Amounts in thousands, except per share data	FUND	FUND

ASSETS:
Investments, at cost	$68,766	$139,353
Investments, at value	$69,332	$139,465
Cash	–	1,041
Interest income receivable	845	1,636
Dividend income receivable	3	–
Receivable for securities sold	–	–
Receivable for fund shares sold	174	344
Receivable from investment adviser	3	4
Prepaid and other assets	1	1
Total Assets	70,358	142,491

LIABILITIES:
Cash overdraft	180	–
Payable for securities purchased	–	–
Payable for when-issued securities	–	1,012
Payable for fund shares redeemed	–	71
Distributions to shareholders	54	93
Payable to affiliates:
Investment advisory fees	8	15
Co-administration fees	2	4
Custody and accounting fees	1	1
Transfer agent fees	1	2
Trustee fees	2	2
Accrued other liabilities	21	21
Total Liabilities	269	1,221

Net Assets	$70,089	$141,270

ANALYSIS OF NET ASSETS:
Capital stock	$69,755	$141,971
Accumulated undistributed net investment income (loss)	–	–
Accumulated undistributed net realized gain (loss)	(232)	(813)
Net unrealized appreciation (depreciation)	566	112
Net Assets	$70,089	$141,270

Shares Outstanding ($.0001 par value, unlimited authorization)	7,002	14,214
Net Asset Value, Redemption and Offering Price Per Share:	$10.01	$9.94

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   10   NORTHERN FUNDS ANNUL REPORT

MARCH 31, 2008

			SHORT-
CALIFORNIA	HIGH YIELD	INTERMEDIATE	INTERMEDIATE
TAX-EXEMPT	MUNICIPAL	TAX-EXEMPT	TAX-EXEMPT	TAX-EXEMPT
FUND	FUND	FUND	FUND	FUND

$130,971	$399,820	$757,114	$179,875	$684,943
$131,952	$374,867	$757,089	$181,395	$693,384
–	–	786	1,945	4,630
1,713	6,377	8,870	1,833	9,582
–	31	118	13	77
–	–	21,535	80	38,823
345	1,308	2,197	234	3,695
4	9	8	5	8
1	1	1	–	2
134,015	382,593	790,604	185,505	750,201

414	–	–	–	–
14	3,128	21,993	3,066	33,978
1,553	–	15,211	9,144	6,634
21	187	663	2	537
101	349	488	59	533

14	47	79	16	74
4	11	22	5	20
1	2	4	1	4
2	7	14	4	13
2	2	5	1	4
22	28	45	21	45
2,148	3,761	38,524	12,319	41,842

$131,867	$378,832	$752,080	$173,186	$708,359

$131,217	$410,022	$753,037	$171,620	$706,764
–	–	77	–	(67)
(331)	(6,237)	(1,009)	46	(6,779)
981	(24,953)	(25)	1,520	8,441
$131,867	$378,832	$752,080	$173,186	$708,359

12,550	42,634	74,845	17,025	69,720
$10.51	$8.89	$10.05	$10.17	$10.16

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUL REPORT   11   TAX-EXEMPT FIXED INCOME FUNDS

TAX- EXEMPT FIXED INCOME FUNDS
STATEMENTS OF OPERATIONS

		CALIFORNIA
	ARIZONA	INTERMEDIATE
	TAX-EXEMPT	TAX-EXEMPT
Amounts in thousands	FUND	FUND

INVESTMENT INCOME:
Interest income	$2,832	$5,574
Dividend income	45	–
Total Investment Income	2,877	5,574

EXPENSES:
Investment advisory fees	339	703
Co-administration fees	92	192
Custody fees	24	26
Accounting fees	26	33
Transfer agent fees	61	128
Registration fees	11	7
Printing fees	21	20
Professional fees	15	15
Trustee fees and expenses	6	6
Shareholder servicing fees	3	2
Other	14	14

Total Expenses	612	1,146
Less expenses reimbursed by investment adviser	(150)	(181)
Less custodian credits	–	(7)
Net Expenses	462	958

Net Investment Income	2,415	4,616

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on investments	(232)	(813)
Net change in unrealized appreciation (depreciation) on investments	(1,157)	(2,402)
Net Gains (Losses) on Investments	(1,389)	(3,215)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,026	$1,401

(1)	Commenced investment operations on August 22, 2007.
See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   12   NORTHERN FUNDS ANNUL REPORT

FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2008

			SHORT-
CALIFORNIA	HIGH YIELD	INTERMEDIATE	INTERMEDIATE
TAX-EXEMPT	MUNICIPAL	TAX-EXEMPT	TAX-EXEMPT	TAX-EXEMPT
FUND	FUND	FUND	FUND(1)	FUND

$5,980	$18,541	$28,652	$2,500	$29,681
–	388	727	53	547
5,980	18,929	29,379	2,553	30,228

692	2,292	3,741	338	3,604
189	529	1,020	101	983
25	52	91	17	89
33	55	88	19	86
126	353	680	68	655
7	21	18	21	19
21	21	42	16	41
15	15	32	12	30
6	6	13	3	13
6	57	16	–	41
14	14	26	8	25

1,134	3,415	5,767	603	5,586
(188)	(411)	(637)	(128)	(640)
(2)	(6)	(29)	(2)	(31)
944	2,998	5,101	473	4,915

5,036	15,931	24,278	2,080	25,313

(331)	(3,963)	(966)	46	(6,735)
(3,638)	(34,499)	(5,770)	1,520	(9,703)
(3,969)	(38,462)	(6,736)	1,566	(16,438)

$1,067	$(22,531)	$17,542	$3,646	$8,875

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUL REPORT   13   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

			CALIFORNIA
	ARIZONA		INTERMEDIATE
	TAX-EXEMPT		TAX-EXEMPT
	FUND		FUND
Amounts in thousands	2008	2007	2008	2007
OPERATIONS:
Net investment income	$2,415	$2,079	$4,616	$3,184
Net realized gains (losses)	(232)	505	(813)	112
Net change in unrealized appreciation (depreciation)	(1,157)	(305)	(2,402)	113
Net Increase (Decrease) in Net Assets Resulting from Operations	1,026	2,279	1,401	3,409

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	18,538	1,072	31,855	38,099
Net Increase in Net Assets Resulting from Capital Share Transactions	18,538	1,072	31,855	38,099

DISTRIBUTIONS PAID:
From net investment income	(2,415)	(2,079)	(4,616)	(3,184)
From net realized gains	(296)	(269)	(55)	(73)
Total Distributions Paid	(2,711)	(2,348)	(4,671)	(3,257)

Total Increase in Net Assets	16,853	1,003	28,585	38,251
NET ASSETS:
Beginning of period	53,236	52,233	112,685	74,434
End of period	$70,089	$53,236	$141,270	$112,685

Accumulated Undistributed Net Investment Income (Loss)	$–	$–	$–	$–

(1)	Commenced investment operations on August 22, 2007.
See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

						SHORT-
CALIFORNIA		HIGH YIELD		INTERMEDIATE		INTERMEDIATE
TAX-EXEMPT		MUNICIPAL		TAX-EXEMPT		TAX-EXEMPT	TAX-EXEMPT
FUND		FUND		FUND		FUND	FUND
2008	2007	2008	2007	2008	2007	2008(1)	2008	2007

$5,036	$4,101	$15,931	$11,669	$24,278	$20,681	$2,080	$25,313	$20,645
(331)	949	(3,963)	(170)	(966)	5,907	46	(6,735)	6,355
(3,638)	(742)	(34,499)	5,349	(5,770)	(2,380)	1,520	(9,703)	(2,550)
1,067	4,308	(22,531)	16,848	17,542	24,208	3,646	8,875	24,450

25,069	19,918	95,503	82,320	120,419	81,224	171,620	146,202	104,805
25,069	19,918	95,503	82,320	120,419	81,224	171,620	146,202	104,805

(5,036)	(4,101)	(15,931)	(11,669)	(24,278)	(20,681)	(2,080)	(25,313)	(20,645)
(715)	(404)	–	–	(1,557)	(5,289)	–	(1,992)	(5,318)
(5,751)	(4,505)	(15,931)	(11,669)	(25,835)	(25,970)	(2,080)	(27,305)	(25,963)

20,385	19,721	57,041	87,499	112,126	79,462	173,186	127,772	103,292

111,482	91,761	321,791	234,292	639,954	560,492	–	580,587	477,295
$131,867	$111,482	$378,832	$321,791	$752,080	$639,954	$173,186	$708,359	$580,587

$–	$–	$–	$–	$77	$77	$–	$(67)	$(67)

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   15   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS
ARIZONA TAX-EXEMPT FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.28	$10.29	$10.51	$10.86	$10.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.41	0.41	0.41	0.44
Net realized and unrealized gains (losses)	(0.22)	0.04	(0.13)	(0.26)	0.02
Total from Investment Operations	0.18	0.45	0.28	0.15	0.46

LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.41)	(0.41)	(0.41)	(0.44)
From net realized gains	(0.05)	(0.05)	(0.09)	(0.09)	(0.04)
Total Distributions Paid	(0.45)	(0.46)	(0.50)	(0.50)	(0.48)

Net Asset Value, End of Year	$10.01	$10.28	$10.29	$10.51	$10.86

Total Return(1)	1.75%	4.50%	2.70%	1.44%	4.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$70,089	$53,236	$52,233	$65,037	$77,803
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.99%	1.01%	1.11%	1.11%	1.12%
Net investment income, net of waivers, reimbursements and credits	3.93%	4.00%	3.88%	3.87%	4.04%
Net investment income, before waivers, reimbursements and credits	3.69%	3.74%	3.62%	3.61%	3.77%
Portfolio Turnover Rate	62.06%	67.02%	28.99%	36.84%	61.67%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   16   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.19		$10.15	$10.29	$10.61	$10.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36		0.38	0.39	0.38	0.36
Net realized and unrealized gains (losses)	(0.25)		0.05	(0.11)	(0.26)	0.07
Total from Investment Operations	0.11		0.43	0.28	0.12	0.43

LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)		(0.38)	(0.39)	(0.38)	(0.36)
From net realized gains	–(2)		(0.01)	(0.03)	(0.06)	(0.08)
Total Distributions Paid	(0.36)		(0.39)	(0.42)	(0.44)	(0.44)

Net Asset Value, End of Year	$9.94		$10.19	$10.15	$10.29	$10.61

Total Return(1)	1.18%		4.29%	2.70%	1.09%	4.13%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$141,270		$112,685	$74,434	$70,277	$74,824
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75	%(3)	0.75%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.90%		0.93%	1.08%	1.10%	1.11%
Net investment income, net of waivers, reimbursements and credits	3.62%		3.72%	3.76%	3.62%	3.42%
Net investment income, before waivers, reimbursements and credits	3.47%		3.54%	3.53%	3.37%	3.16%
Portfolio Turnover Rate	64.84%		41.71%	31.34%	86.88%	108.29%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Per share amounts from distributions from net realized gains were less than $0.01 per share.

(3)	The net expense ratio includes custodian credits of approximately $7,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   17   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued
CALIFORNIA TAX-EXEMPT FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.92	$10.93	$11.01	$11.30	$11.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.46	0.45	0.46	0.45
Net realized and unrealized gains (losses)	(0.35)	0.03	(0.03)	(0.18)	0.13
Total from Investment Operations	0.08	0.49	0.42	0.28	0.58

LESS DISTRIBUTIONS PAID:
From net investment income	(0.43)	(0.46)	(0.45)	(0.46)	(0.45)
From net realized gains	(0.06)	(0.04)	(0.05)	(0.11)	(0.15)
Total Distributions Paid	(0.49)	(0.50)	(0.50)	(0.57)	(0.60)

Net Asset Value, End of Year	$10.51	$10.92	$10.93	$11.01	$11.30

Total Return(1)	0.74%	4.54%	3.93%	2.56%	5.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$131,867	$111,482	$91,761	$95,360	$113,845
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.90%	0.92%	1.05%	1.08%	1.08%
Net investment income, net of waivers, reimbursements and credits	4.01%	4.14%	4.09%	4.11%	3.95%
Net investment income, before waivers, reimbursements and credits	3.86%	3.97%	3.89%	3.88%	3.72%
Portfolio Turnover Rate	48.69%	48.72%	21.04%	70.99%	144.30%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,
HIGH YIELD MUNICIPAL FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$9.89	$9.69	$9.63	$9.61	$9.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.42	0.42	0.42	0.44
Net realized and unrealized gains (losses)	(1.00)	0.20	0.06	0.02	0.25
Total from Investment Operations	(0.58)	0.62	0.48	0.44	0.69

LESS DISTRIBUTIONS PAID:
From net investment income	(0.42)	(0.42)	(0.42)	(0.42)	(0.44)
Total Distributions Paid	(0.42)	(0.42)	(0.42)	(0.42)	(0.44)

Net Asset Value, End of Year	$8.89	$9.89	$9.69	$9.63	$9.61

Total Return(1)	(5.95)%	6.53%	5.00%	4.75%	7.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$378,832	$321,791	$234,292	$124,859	$89,919
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.97%	0.98%	1.05%	1.07%	1.12%
Net investment income, net of waivers, reimbursements and credits	4.53%	4.29%	4.27%	4.43%	4.63%
Net investment income, before waivers, reimbursements and credits	4.41%	4.16%	4.07%	4.21%	4.36%
Portfolio Turnover Rate	25.81%	13.20%	12.95%	19.34%	16.56%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   19   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued
INTERMEDIATE TAX-EXEMPT FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.16	$10.18	$10.30	$10.57	$10.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.37	0.34	0.33	0.33
Net realized and unrealized gains (losses)	(0.09)	0.07	(0.08)	(0.18)	0.14
Total from Investment Operations	0.27	0.44	0.26	0.15	0.47

LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.37)	(0.34)	(0.33)	(0.33)
From net realized gains	(0.02)	(0.09)	(0.04)	(0.09)	(0.21)
Total Distributions Paid	(0.38)	(0.46)	(0.38)	(0.42)	(0.54)

Net Asset Value, End of Year	$10.05	$10.16	$10.18	$10.30	$10.57

Total Return(1)	2.75%	4.36%	2.56%	1.48%	4.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$752,080	$639,954	$560,492	$578,274	$631,627
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.85%	0.85%	0.99%	1.01%	1.04%
Net investment income, net of waivers, reimbursements and credits	3.58%	3.60%	3.32%	3.21%	3.10%
Net investment income, before waivers, reimbursements and credits	3.48%	3.50%	3.18%	3.05%	2.91%
Portfolio Turnover Rate	266.10%	281.30%	192.60%	194.77%	274.17%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   20   NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,
SHORT-INTERMEDIATE TAX-EXEMPT FUND

Selected per share data	2008(3)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19
Net realized and unrealized gain	0.17
Total from Investment Operations	0.36

LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)
Total Distributions Paid	(0.19)

Net Asset Value, End of Period	$10.17

Total Return(1)	3.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$173,186
Ratio to average net assets of: (2)
Expenses, net of waivers, reimbursements and credits	0.70%
Expenses, before waivers, reimbursements and credits	0.89%
Net investment income, net of waivers, reimbursements and credits	3.07%
Net investment income, before waivers, reimbursements and credits	2.88%
Portfolio Turnover Rate	10.58%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced investment operations on August 22, 2007.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   21   TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,
TAX - EXEMPT FUND

Selected per share data	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.45	$10.47	$10.59	$10.98	$10.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.42	0.43	0.44	0.44
Net realized and unrealized gains (losses)	(0.26)	0.08	(0.06)	(0.21)	0.17
Total from Investment Operations	0.14	0.50	0.37	0.23	0.61

LESS DISTRIBUTIONS PAID:
From net investment income	(0.40)	(0.42)	(0.43)	(0.44)	(0.44)
From net realized gains	(0.03)	(0.10)	(0.06)	(0.18)	(0.10)
Total Distributions Paid	(0.43)	(0.52)	(0.49)	(0.62)	(0.54)

Net Asset Value, End of Year	$10.16	$10.45	$10.47	$10.59	$10.98

Total Return(1)	1.35%	4.88%	3.50%	2.18%	5.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$708,359	$580,587	$477,295	$468,179	$522,221
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	0.85%	0.86%	1.00%	1.01%	1.05%
Net investment income, net of waivers, reimbursements and credits	3.87%	3.97%	4.04%	4.12%	3.98%
Net investment income, before waivers, reimbursements and credits	3.77%	3.86%	3.89%	3.96%	3.78%
Portfolio Turnover Rate	278.36%	260.99%	163.06%	150.48%	230.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.8%
Arizona - 89.9%
Arizona School Facilities Board Revenue
Refunding Bonds, State School Trust
(AMBAC Insured),
5.00%, 7/1/18	$1,500	$1,590
Arizona State Transportation Board
Highway Revenue Bonds,
5.00%, 7/1/20	35	37
Arizona State Transportation Board
Highway Revenue Bonds, Prerefunded,
5.75%, 7/1/09	2,040	2,141
Arizona University Board of Regents
Revenue Bonds, Series 2008A,
5.00%, 6/1/33	1,000	996
Arizona State University COP, Research
Infrastructure Project (AMBAC Insured),
5.00%, 9/1/30	2,000	1,973
Arizona State University Revenue Bonds
(FGIC Insured), Prerefunded,
5.50%, 7/1/12	2,160	2,385
Chandler Water & Sewerage Revenue
Bonds (MBIA Insured),
7.25%, 7/1/09	240	255
Glendale G.O. Unlimited Bonds,
2.00%, 7/1/18	2,600	2,127
5.00%, 7/1/21	1,250	1,323
Glendale IDA Revenue Bonds, Series A,
Midwestern University,
4.75%, 5/15/08	425	426
Glendale Water & Sewer Revenue Bonds,
Sub Lien (FSA Insured),
5.00%, 7/1/25	2,000	2,045
Goodyear G.O. Unlimited Bonds
(MBIA Insured),
5.00%, 7/1/16	1,300	1,404
Maricopa County School District No. 8
Osborn G.O. Unlimited Refunding
Bonds, Bank Qualified (FGIC Insured),
4.70%, 7/1/14	1,000	1,091
Maricopa County Unified School District
No. 80 Chandler Capital Appreciation
G.O. Unlimited Refunding Bonds (FGIC
Insured),
0.00%, 7/1/09	1,000	968
Maricopa County Unified School District
No. 89 Dysart G.O. Unlimited Bonds,
Series B, School Improvement Project of
2006 (AMBAC Insured),
5.00%, 7/1/27	1,500	1,505

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.8% continued
Arizona - 89.9% continued
Maricopa County Unified School District
No. 89 Dysart G.O. Unlimited Bonds,
Series B, School Improvement Project of
2002 (FSA Insured),
5.25%, 7/1/15	$1,600	$1,760
Maricopa County Unified High School
District No. 210 Phoenix G.O. Unlimited
Refunding Bonds (FSA Insured),
5.25%, 7/1/18	225	249
Mesa G.O. Unlimited Refunding Bonds
(FGIC Insured),
5.00%, 7/1/18	150	159
Mesa Utilities System Revenue Bonds (FGIC
Insured), Prerefunded,
5.00%, 7/1/09	30	31
Northern Arizona University COP, Northern
Arizona University Research Projects
(AMBAC Insured),
5.00%, 9/1/26	400	401
Phoenix Civic Improvement Corp. Excise
TRB, Series A, Senior Lien, Municipal
Courthouse Project, Prerefunded,
5.75%, 7/1/09	1,325	1,404
Phoenix Civic Improvement Corp. Excise
TRB, Series A, Solid Waste Improvements
(MBIA Insured),
5.00%, 7/1/24	1,000	1,021
Phoenix Civic Improvement Corp. Excise
Tax Revenue Refunding Bonds, Series B,
Sub Lien (MBIA Insured),
5.00%, 7/1/22	1,000	1,037
Phoenix Civic Improvement Corp. Excise
TRB, Subseries A (MBIA Insured),
4.75%, 7/1/24	1,250	1,249
Phoenix Civic Improvement Corp.
Municipal Facilities Subordinate Excise
TRB (FGIC Insured), Prerefunded,
5.75%, 7/1/10	1,000	1,084
Phoenix Civic Improvement Corp. Transit
Excise TRB, Light Rail Project
(AMBAC Insured),
5.00%, 7/1/17	1,000	1,063
5.00%, 7/1/20	1,000	1,044
Phoenix Civic Improvement Corp.
Wastewater System Revenue Bonds,
Junior Lien (FGIC Insured), Prerefunded,
6.25%, 7/1/10	1,000	1,092

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   23   TAX - EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.8% continued
Arizona - 89.9% continued
Phoenix Civic Improvement Corp.
Wastewater System Revenue Bonds,
Junior Lien (MBIA Insured),
5.00%, 7/1/28	$1,300	$1,309
5.00%, 7/1/29	400	402
Phoenix Civic Improvement Corp. Water
System Revenue Bonds, Junior Lien (FGIC
Insured),
5.50%, 7/1/17	3,500	3,780
Phoenix Civic Improvement Corp. Water
System Revenue Bonds, Junior Lien
(MBIA Insured),
5.00%, 7/1/29	1,000	1,001
Phoenix G.O. Limited Refunding Bonds,
Series A,
4.50%, 7/1/15	1,500	1,519
Phoenix G.O. Limited Refunding Bonds,
Series B,
4.50%, 7/1/20	1,100	1,105
Phoenix G.O. Unlimited Bonds,
4.50%, 7/1/22	1,000	1,002
Phoenix G.O. Unlimited Bonds, Series B,
Various Purpose Partially Funded,
5.38%, 7/1/20	1,000	1,064
Pima County G.O. Unlimited Bonds
(FSA Insured),
4.00%, 7/1/14	750	763
Pima County Street & Highway
Revenue Bonds,
4.00%, 7/1/21	815	776
Pima County Unified School District No. 12
Sunnyside G.O. Unlimited Bonds (FGIC
Insured), Prerefunded,
5.75%, 7/1/09	2,000	2,099
Pima County Unified School District No. 6
Marana G.O. Unlimited Refunding
Bonds (FGIC Insured),
5.40%, 7/1/14	1,300	1,372
Pinal County Elementary School District
No. 4 Casa Grande Elementary G.O.
Unlimited Bonds, Series C, School
Improvement Project of 2005
(FSA Insured),
4.00%, 7/1/10	435	451
4.00%, 7/1/11	500	523
Pinal County Unified School District No. 43
Apache Junction G.O. Unlimited Bonds
(FSA Insured),
5.00%, 7/1/22	1,000	1,059

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.8% continued
Arizona - 89.9% continued
Salt River Project Agricultural Improvement
& Power District Electrical Systems
Revenue Bonds, Series A,
5.00%, 1/1/23	$1,000	$1,041
Salt Verde Financial Corp. Gas Revenue
Bonds,
5.00%, 12/1/37	2,000	1,702
Scottsdale Municipal Property Corp. Excise
TRB, Prerefunded,
5.00%, 7/1/16	1,000	1,108
Scottsdale Preservation Authority Excise TRB
(FGIC Insured), Prerefunded,
6.00%, 7/1/08	370	378
Surprise Municipal Property Corp. Excise
Tax Revenue Refunding Bonds (AMBAC
Insured),
5.00%, 7/1/14	695	745
Tucson Water Revenue Bonds,
Series 2005-B (FSA Insured),
5.00%, 7/1/25	1,590	1,621
Yuma County Library District G.O. Unlimited
Bonds (XLCA Insured),
5.00%, 7/1/23	1,000	1,009
5.00%, 7/1/28	1,945	1,913
Yuma Municipal Property Corp. Revenue
Bonds, Series D (XLCA Insured),
5.00%, 7/1/23	1,000	1,005
Yuma Municipal Property Corp. Utilities
System Revenue Bonds, Senior Lien
(XLCA Insured),
5.00%, 7/1/23	2,500	2,414

		63,021

Puerto Rico - 8.9%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Bonds
(FGIC-TCRS Insured),
5.75%, 7/1/20	1,500	1,594
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue
Refunding Bonds, Series CC
(FSA Insured),
5.25%, 7/1/33	1,250	1,282
Puerto Rico Commonwealth Infrastructure
Financing Authority Special Obligation
Bonds, Series A, Escrowed to Maturity,
5.50%, 10/1/20	2,500	2,608
5.50%, 10/1/40	500	518

   See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   24   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.8% continued
Puerto Rico - 8.9% continued
Puerto Rico Commonwealth Public
Improvement Refunding G.O. Unlimited
Bonds, Series A, Prerefunded,
5.25%, 7/1/16	$200	$225

		6,227

Total Municipal Bonds

(Cost $68,682)		69,248

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANIES - 0.1%
AIM Tax-Free Cash Reserve Portfolio	81,492	81
Dreyfus Tax-Exempt Cash
Management Fund	2,602	3

Total Investment Companies

(Cost $84)		84

Total Investments - 98.9%

(Cost $68,766)		69,332
Other Assets less Liabilities - 1.1%		757

NET ASSETS - 100.0%		$70,089
Percentages shown are based on Net Assets.
At March 31, 2008, the industry sectors (unaudited) for the Arizona Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	8.5%
General Obligation	19.6
Higher Education	8.9
School District	16.0
Transportation	8.4
Utilities	10.9
Water	9.2
All other sectors less than 5%	18.5

Total	100.0%

At March 31, 2008, the credit quality distribution (unaudited) for the Arizona Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	65.7%
AA	18.6
A	15.7

Total	100.0%

*   Standard & Poor’s Rating Services

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   25   TAX - EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 84.2%
California - 79.8%
Antelope Valley Community College
District G.O. Unlimited Bonds, Series B,
Election 2004 (MBIA Insured),
5.25%, 8/1/39	$1,000	$1,015
Antelope Valley Community College
District G.O. Unlimited Refunding
Bonds (MBIA Insured),
5.00%, 8/1/22	1,800	1,872
Bay Area Governments Association
Infrastructure Financing Authority
Revenue Bonds, Payment Acceleration
Notes (FGIC Insured),
5.00%, 8/1/17	2,430	2,527
5.00%, 8/1/17	3,500	3,599
California Educational Facilities Authority
Revenue Bonds, Loyola Marymount
University (MBIA Insured),
0.00%, 10/1/19	1,300	741
California Health Facilities Financing
Authority Revenue Refunding Bonds,
Cedars-Sinai Medical Center,
5.00%, 11/15/13	1,000	1,059
California Infrastructure & Economic
Development Bank Revenue Bonds, (1)
5.00%, 2/1/22	1,000	1,008
California Infrastructure & Economic
Development Bank Revenue Bonds,
Series A, Scripps Research Institute,
5.75%, 7/1/30	1,000	1,004
California State Department of Water
Resources Power Supply Revenue
Bonds, Series A (AMBAC Insured),
5.50%, 5/1/13	1,500	1,637
5.50%, 5/1/15	600	646
California State Department of Water
Resources Power Supply Revenue
Bonds, Series A, Prerefunded,
5.38%, 5/1/12	1,745	1,933
California State Economic Recovery G.O.
Unlimited Bonds, Series A,
5.25%, 7/1/14	4,000	4,413
California State G.O. Unlimited Bonds,
5.25%, 2/1/25	1,500	1,532
California State G.O. Unlimited Bonds,
Unrefunded Balance,
5.00%, 2/1/20	710	727
California State G.O. Unlimited Bonds
(FGIC Insured), Unrefunded Balance,
4.75%, 2/1/19	85	86

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 84.2 % continued
California - 79.8% continued
California State G.O. Unlimited Bonds
(FGIC Insured), Prerefunded,
4.75%, 2/1/09	$915	$947
California State G.O. Unlimited Refunding
Bonds,
5.00%, 6/1/15	1,700	1,825
5.00%, 12/1/16	3,000	3,221
5.00%, 3/1/21	1,500	1,531
5.00%, 8/1/22	170	173
California State Public Works Board Lease
Revenue Refunding Bonds, Series A,
Department of Corrections State
Prisons (AMBAC Insured),
5.25%, 12/1/13	1,350	1,429
California State Public Works Board Lease
Revenue Refunding Bonds, Series A,
Trustees California State University,
5.25%, 10/1/14	3,545	3,622
California State Public Works Board Lease
Revenue Refunding Bonds, Series F,
Department of Corrections & Rehabilitation,
5.00%, 11/1/22	1,280	1,291
5.00%, 11/1/24	1,695	1,687
California State Public Works Board Lease
Revenue Refunding Bonds, Series H,
Department of Corrections & Rehabilitation,
5.00%, 6/1/19	2,000	2,053
California State Various Purpose G.O.
Unlimited Bonds,
5.25%, 11/1/16	1,450	1,541
5.25%, 11/1/24	1,000	1,026
California Statewide Communities
Development Authority Revenue COP,
John Muir/Mount Diablo Health
System (MBIA Insured),
5.50%, 8/15/12	4,030	4,241
California Statewide Communities
Development Authority Student
Housing Revenue Bonds, Series A, East
Campus Apartments LLC (ACA Insured),
5.00%, 8/1/12	1,775	1,792
Carlsbad Unified School District G.O.
Unlimited Bonds, Series A, Election
2006 (MBIA Insured),
5.25%, 8/1/32	1,500	1,529

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   26   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 84.2% continued
California - 79.8% continued
Contra Costa County Home Mortgage
Revenue Bonds, GNMA Mortgage
Backed Securities Program
(Collateralized by GNMA), Escrowed
to Maturity,
7.50%, 5/1/14	$1,000	$1,241
Desert Community College District Capital
Appreciation G.O. Unlimited Bonds,
Series C (FSA Insured),
0.00%, 8/1/26	3,000	1,055
Duarte Redevelopment Agency SFM
Revenue Refunding Bonds, Series B,
Mortgage Backed Securities Program
(Collateralized by FNMA), Escrowed to
Maturity,
6.88%, 10/1/11	950	1,082
East Bay Regional Park District G.O.
Unlimited Refunding Bonds,
5.00%, 9/1/17	250	252
Fairfield City COP, Series A
(XLCA Insured),
5.00%, 4/1/19	2,000	2,079
Fremont-Newark Community College
District G.O. Unlimited Bonds, Series A
(MBIA Insured),
5.38%, 8/1/18	1,350	1,423
5.38%, 8/1/19	625	659
Glendale Unified School District G.O.
Bonds, Series D (MBIA Insured),
5.38%, 9/1/18	1,000	1,047
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series A, Enhanced Asset
Backed (AMBAC Insured),
5.00%, 6/1/21	1,000	995
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series B, Enhanced Asset
Backed, Escrowed to Maturity,
5.00%, 6/1/10	2,000	2,108
Long Beach Bond Finance Authority
Natural Gas Purpose Revenue Bonds,
Series A,
5.25%, 11/15/20	2,500	2,371
Los Angeles County Metropolitan
Transportation Authority Sales TRB,
Series B, Property A-First Tier
(FSA Insured),
4.75%, 7/1/15	1,250	1,282

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 84.2% continued
California - 79.8% continued
Los Angeles County Metropolitan
Transportation Authority Sales TRB,
Series B, Property A-First Tier
(FSA Insured), Prerefunded,
4.75%, 7/1/09	$850	$890
Los Angeles Department of Water &
Power Revenue Bonds, Subseries A-2
(AMBAC Insured),
5.00%, 7/1/26	1,000	1,017
Los Angeles Department of Water &
Power Waterworks Revenue Bonds,
Series C (MBIA Insured),
5.00%, 7/1/29	1,300	1,306
Los Angeles Unified School District G.O.
Unlimited Bonds, Election of 1997,
Series F (FGIC Insured), Prerefunded,
5.00%, 7/1/13	545	601
Lucia Mar Unified School District
G.O. Unlimited Refunding Bonds
(FGIC Insured),
5.25%, 8/1/22	1,300	1,398
Metropolitan Water District of Southern
California Waterworks Revenue Bonds,
Series A, Prerefunded,
5.50%, 7/1/09	1,350	1,427
Modesto Wastewater Revenue Refunding
Bonds, Series A (FSA Insured),
5.25%, 11/1/18	1,000	1,086
Newark Unified School District Capital
Appreciation G.O. Unlimited Bonds,
Series D, Election of 1997 (FSA Insured),
0.00%, 8/1/24	2,430	1,036
Orange County Water District COP,
Series B (MBIA Insured), Prerefunded,
5.38%, 8/15/13	1,000	1,122
Palm Springs Unified School District G.O.
Unlimited, Series A, Election 2004
(FSA Insured),
4.75%, 8/1/33	2,400	2,328
Ross Elementary School District G.O.
Unlimited Bonds, Election 2006
(MBIA Insured),
5.25%, 8/1/27	455	466
Sacramento County COP, Animal
Healthcare/Youth Detention
(AMBAC Insured),
5.00%, 10/1/26	1,490	1,497

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    27   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 84.2% continued
California - 79.8% continued
Sacramento County Sanitation District
Financing Authority Revenue Bonds,
Series A,
5.60%, 12/1/16	$915	$917
Sacramento Municipal Utility District
Electric Revenue Bonds, Series K
(AMBAC Insured),
5.25%, 7/1/24	2,000	2,062
San Diego Unified School District G.O.
Unlimited Refunding Bonds, Election
1998, Series C-2 (FSA Insured),
5.50%, 7/1/19	1,220	1,379
San Francisco City & County Airport
Commission International Airport
Revenue Refunding Bonds, Second
Series Issue 20 (MBIA Insured),
4.75%, 5/1/15	500	505
San Francisco City & County Airports
Commission International Airport
Revenue Refunding Bonds, Second
Series - Issue 32F (FGIC Insured),
5.00%, 5/1/15	775	822
San Francisco City & County Airports
Commission International Airport
Revenue Refunding Bonds, Second
Series - Issue 34F (Assured Guaranty
Insured),
5.00%, 5/1/16	2,500	2,700
San Francisco City & County G.O.
Unlimited Bonds, Series A, Educational
Facilities Community College Project,
Prerefunded,
5.75%, 6/15/08	700	720
San Francisco State Building Authority
Lease Revenue Refunding Bonds,
Series A, Civic Center (FGIC Insured),
5.00%, 12/1/15	2,000	2,151
San Gabriel Unified School District
G.O. Unlimited Bonds, Series A
(FSA Insured),
5.38%, 8/1/18	180	191
San Joaquin County COP, County
Administration Building (MBIA Insured),
4.75%, 11/15/33	1,000	945
San Jose Airport Revenue Bonds, Series A
(FGIC Insured),
5.25%, 3/1/16	1,000	1,031

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 84.2% continued
California - 79.8% continued
San Juan Unified School District G.O.
Unlimited Bonds, Election of 2002
(FGIC Insured),
5.00%, 8/1/25	$925	$932
San Marcos PFA Capital Appreciation
Custom Receipts Revenue Bonds,
Escrowed to Maturity,
0.00%, 7/1/11	1,000	910
San Mateo County Community College
District G.O. Unlimited Bonds, Series A,
Election of 2001 (FGIC Insured),
5.00%, 9/1/21	1,000	1,027
San Mateo County Transit District
Revenue Bonds, Series A
(MBIA Insured), Prerefunded,
5.00%, 6/1/10	575	599
South Orange County Public Financing
Authority Special Tax Revenue
Refunding Bonds, Series A, Foothill
Area (FGIC Insured),
5.25%, 8/15/18	2,500	2,681
Southern California Public Power
Authority Capital Appreciation
Subordinate Revenue Refunding Bonds,
Southtran Transmission Project,
0.00%, 7/1/14	1,000	775
Southern California Public Power
Authority Power Project Revenue Bonds,
6.75%, 7/1/12	2,100	2,413
Southern California Public Power
Authority Revenue Bonds, Series A,
Natural Gas Project No. 1,
5.25%, 11/1/25	1,805	1,733
University of California Revenue Bonds,
Series A, Limited Project
(MBIA Insured),
4.75%, 5/15/26	1,900	1,877
University of California Revenue Bonds,
Series B, Limited Project,
4.75%, 5/15/38	1,750	1,677
University of California Revenue Bonds,
Series C (MBIA Insured),
4.75%, 5/15/31	2,000	1,940
University of California Revenue Bonds,
Series F (FSA Insured),
4.75%, 5/15/24	1,080	1,088

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   28   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 84.2% continued
California - 79.8% continued
Washington Township Healthcare District
Revenue Bonds,
5.00%, 7/1/09	$250	$256

		112,806

Puerto Rico - 4.0%
Puerto Rico Commonwealth Public
Improvement Refunding G.O. Unlimited
Bonds, Series A (FGIC Insured),
5.50%, 7/1/22	1,000	1,023
Puerto Rico Commonwealth Public
Improvement Refunding G.O. Unlimited
Bonds, Series A, Prerefunded,
5.25%, 7/1/16	2,700	3,036
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue
Bonds (FGIC-TCRS Insured),
5.75%, 7/1/20	1,500	1,594

		5,653

Virgin Islands - 0.4%
Virgin Islands PFA Revenue Bonds,
Series A, Gross Receipts Tax Lien Note,
5.63%, 10/1/10	540	556

Total Municipal Bonds

(Cost $118,903)		119,015

SHORT-TERM INVESTMENTS - 14.5%
California Health Facilities Financing
Authority Revenue VRDB, Series J,
Health Facilities-Catholic
(Bank of America N.A. LOC),
1.92%, 4/2/08	100	100
California Pollution Control Financing
Authority PCR Refunding Bonds (Bank
One N.A. LOC),
0.95%, 4/1/08	100	100
California State Department of Water
Resources Power Supply
Revenue VRDB, Series B-1
(Bank of New York LOC),
0.90%, 4/1/08	200	200
California State Department of Water
Resources Power Supply Revenue
VRDB, Series B-2 (BNP Paribas LOC),
1.20%, 4/1/08	5,400	5,400

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 14.5% continued
California State Department of Water
Resources Power Supply Revenue
VRDB, Series C-7 (FSA Insured),
1.75%, 4/3/08	$95	$95
California State Department of Water
Resources Power Supply Revenue
VRDB, Subseries F-4
(Bank of America N.A. LOC),
0.90%, 4/1/08	300	300
California State Department of Water
Resources Power Supply Revenue
VRDB, Subseries G-1
(Bank of Nova Scotia LOC),
1.72%, 4/3/08	1,800	1,800
California State G.O. Unlimited Bonds,
Kindergarten University Public,
Series A-9 (Citibank LOC),
1.86%, 4/3/08	1,400	1,400
California State G.O. Unlimited VRDB,
Series B - Subseries B-6
(KBC Bank N.V. LOC),
0.90%, 4/1/08	200	200
California Statewide Communities
Development Authority Revenue VRDB,
Series L,
1.96%, 4/2/08	2,000	2,000
California Statewide Communities
Development Authority Revenue VRDB,
University of San Diego
(BNP Paribas LOC),
2.19%, 4/2/08	800	800
Huntington Beach Multifamily Housing
Revenue Refunding Bonds,
1.94%, 4/2/08	800	800
Los Angeles Convention & Exhibit Center
Authority Lease Revenue Refunding
VRDB, Series D (AMBAC Insured),
4.75%, 4/2/08	200	200
Los Angeles Department of Water &
Power Waterworks Revenue VRDB,
Subseries B-1,
1.60%, 4/3/08	3,400	3,400
Metropolitan Water District of Southern
California Waterworks Adjustable
Revenue Bonds, Series B,
1.75%, 4/3/08	400	400

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   29   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 14.5% continued
Metropolitan Water District of Southern
California Waterworks Revenue VRDB,
Series B-2,
1.10%, 4/1/08	$355	$355
Orange County Water District Adjustable
COP, Series A,
1.93%, 4/2/08	2,100	2,100
Oxnard Financing Authority Lease
Revenue VRDB, Civic Center Phase 2
Project (AMBAC Insured),
4.75%, 4/3/08	500	500
San Francisco City & County
Redevelopment Agency Multifamily
Revenue VRDB, Series A,
Bayside Village Project
(Bank One Arizona N.A. LOC),
1.95%, 4/2/08	200	200
San Francisco City & County
Redevelopment Agency Multifamily
Revenue VRDB, Series B, Housing -
Bayside Village Project
(Bank One Arizona N.A. LOC),
1.95%, 4/2/08	100	100

Total Short-Term Investments

(Cost $20,450)		20,450

Total Investments - 98.7%

(Cost $139,353)		139,465
Other Assets less Liabilities -1.3%		1,805

NET ASSETS - 100.0%		$141,270
(1)   When-Issued Security
Percentages shown are based on Net Assets.
At March 31, 2008, industry sectors (unaudited) for the California Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	6.5%
General	9.2
General Obligation	20.0
Higher Education	11.2
Power	14.4
School District	7.8
Utilities	5.6
Water	7.8
All other sectors less than 5%	17.5

Total	100.0%

At March 31, 2008, the credit quality distribution (unaudited) for the California Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	40.8%
AA	11.4
A	31.5
BBB	0.4
Not Rated	1.3
Cash and Equivalents	14.6

Total	100.0%

*   Standard & Poor’s Rating Services

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   30   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0%
California - 91.3%
Alameda County Unified School District
Capital Appreciation G.O. Unlimited
Bonds, Series A (FSA Insured),
0.00%, 8/1/29	$2,000	$623
Alameda County Water District Revenue
Refunding Bonds (MBIA Insured),
4.75%, 6/1/20	2,000	2,009
Anaheim PFA Revenue Bonds, Electric
System Distributing Facilities
(MBIA Insured), Prerefunded,
5.00%, 10/1/08	2,000	2,053
Anaheim Union High School District
Capital Appreciation G.O. Unlimited
Bonds, Election 2002 (MBIA Insured),
0.00%, 8/1/28	575	181
Antelope Valley Community College
District Capital Appreciation
G.O. Unlimited Bonds, Series C,
Election 2004 (MBIA Insured),
0.00%, 8/1/29	6,000	1,772
Arcadia Unified School District Capital
Appreciation G.O. Unlimited Bonds,
Series A, Election 2006 (FSA Insured),
0.00%, 8/1/25	2,710	1,030
Aztec Shops Ltd. Auxiliary Organization
Student Housing Revenue Bonds,
San Diego State University,
6.00%, 9/1/31	2,000	2,002
Bay Area Governments Association
Infrastructure Financing Authority
Revenue Bonds, Payment Acceleration
Notes (FGIC Insured),
5.00%, 8/1/17	5,000	5,199
California Educational Facilities Authority
Capital Appreciation Revenue Bonds,
Loyola Marymount (MBIA Insured),
Prerefunded,
0.00%, 10/1/09	3,435	881
0.00%, 10/1/09	4,435	1,295
California Educational Facilities Authority
Revenue Bonds, Loyola Marymount
University (MBIA Insured),
0.00%, 10/1/19	725	413
California Educational Facilities Authority
Revenue Bonds, University of the Pacific,
5.00%, 11/1/30	1,500	1,453

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
California - 91.3% continued
California Health Facilities Finance
Authority Revenue Bonds, Series A,
Cedars-Sinai Medical Center,
Prerefunded,
6.13%, 12/1/09	$3,350	$3,602
California Infrastructure & Economic
Development Bank Revenue Bonds, (1)
5.00%, 2/1/22	570	575
5.25%, 2/1/33	1,000	990
California Infrastructure & Economic
Development Bank Revenue Bonds,
Series A, Bay Area Toll Bridges - First
Lien (AMBAC Insured), Prerefunded,
5.13%, 7/1/26	1,000	1,062
California Infrastructure & Economic
Development Bank Revenue Bonds,
Series A, Scripps Research Institute,
5.75%, 7/1/30	250	251
California State Department of Water
Resources Power Supply Revenue
Bonds, Series A (AMBAC Insured),
5.50%, 5/1/15	1,000	1,076
California State Department of Water
Resources Power Supply Revenue
Bonds, Series H,
5.00%, 5/1/22	1,500	1,547
California State G.O. Unlimited Bonds,
5.00%, 2/1/20	840	860
5.13%, 6/1/24	25	25
5.25%, 2/1/25	1,500	1,532
California State G.O. Unlimited Bonds,
Prerefunded,
5.13%, 6/1/11	1,975	2,128
California State G.O. Unlimited Refunding
Bonds (FGIC Insured),
4.75%, 2/1/29	1,000	970
California State G.O. Unlimited Refunding
Bonds,
5.00%, 6/1/15	1,500	1,611
5.00%, 12/1/16	2,000	2,147
4.38%, 10/1/17	1,390	1,395
5.00%, 9/1/20	650	670
5.00%, 3/1/21	1,000	1,020
5.00%, 8/1/22	500	508

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    31    TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX - EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
California - 91.3% continued
California State Public Works Board
Lease Revenue Bonds, Series F,
Department of Corrections &
Rehabilitation,
5.00%, 11/1/23	$1,610	$1,612
California State Public Works Board
Lease Revenue Refunding Bonds,
Series B, Various Community College
Project (AMBAC Insured),
5.63%, 3/1/16	1,000	1,002
California State Public Works Board
Lease Revenue Refunding Bonds,
Series H, Department of Corrections &
Rehabilitation,
5.00%, 6/1/19	500	513
California State University Foundation
Revenue Bonds, Series A, Sacramento
Auxiliary (MBIA Insured), Prerefunded,
5.50%, 10/1/12	500	556
5.50%, 10/1/12	500	556
California State Various Purpose G.O.
Unlimited Bonds,
4.75%, 3/1/34	1,000	941
California Statewide Communities
Development Authority Student
Housing Revenue Bonds, Series A,
East Campus Apartments LLC
(ACA Insured),
5.63%, 8/1/34	1,000	874
Desert Community College District Capital
Appreciation G.O. Unlimited Bonds,
Series C (FSA Insured),
0.00%, 8/1/26	4,155	1,462
Dry Creek Joint Elementary School
District Capital Appreciation
G.O. Unlimited Bonds, Series A
(FSA Insured),
0.00%, 8/1/09	400	387
East Bay Municipal Utilities District
Water System Revenue Bonds
(MBIA Insured), Prerefunded,
5.00%, 6/1/11	500	537
East Bay Regional Park District G.O.
Unlimited Refunding Bonds,
5.00%, 9/1/17	2,250	2,272
Escondido Union School District G.O.
Unlimited Refunding Bonds, Series B
(FGIC Insured),
4.50%, 8/1/25	1,000	957

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
California - 91.3% continued
Fairfield City COP, Series A
(XLCA Insured),
5.00%, 4/1/19	$2,370	$2,464
Folsom G.O. Unlimited Bonds, Series D,
School Facilities Project
(FGIC Insured),
5.70%, 8/1/13	200	204
Franklin-Mckinley School District G.O.
Unlimited Bonds, Series B, Election
2004 (FSA Insured),
5.25%, 8/1/32	1,500	1,536
Fremont-Newark Community College
District G.O. Unlimited Bonds,
Series A (MBIA Insured),
5.38%, 8/1/19	750	791
Glendale Unified School District G.O.
Bonds, Series D (MBIA Insured),
5.38%, 9/1/18	665	696
Golden State Tobacco Securitization
Corp. Revenue Bonds, Series B,
Enhanced Asset Backed,
Prerefunded,
5.38%, 6/1/10	2,220	2,341
5.63%, 6/1/13	2,000	2,213
Golden State Tobacco Securitization
Corp. Revenue Bonds, Series A,
Enhanced Asset Backed
(FGIC Insured),
5.00%, 6/1/38	3,275	3,185
Huntington Beach Unified High School
District G.O. Unlimited Bonds,
Election 2004 (FSA Insured),
5.00%, 8/1/29	1,155	1,164
Imperial Irrigation District Refunding COP,
Electric Systems Project
(MBIA Insured),
5.20%, 11/1/09	170	174
Lemoore Union High School District G.O.
Unlimited Bonds (AMBAC Insured),
6.00%, 1/1/12	200	222
Long Beach Bond Finance Authority
Natural Gas Purpose Revenue Bonds, Series A,
5.50%, 11/15/28	1,000	925
5.50%, 11/15/30	2,500	2,294
Los Angeles County Metropolitan
Transportation Authority Sales Tax
Revenue Refunding Bonds, Series A,
Proposition C-2nd Senior (FSA Insured),
4.50%, 7/1/30	1,000	933

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS    32    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
California - 91.3% continued
Los Angeles County Metropolitan
Transportation Authority Sales TRB,
Series B, Property A-First Tier
(FSA Insured),
4.75%, 7/1/15	$1,750	$1,795
Los Angeles County Metropolitan
Transportation Authority Sales TRB,
Series B, Property A-First Tier
(FSA Insured), Prerefunded,
4.75%, 7/1/09	1,150	1,205
Los Angeles Department of Water &
Power Revenue Bonds, Subseries A-1
(AMBAC Insured),
5.00%, 7/1/37	2,160	2,153
Los Angeles Department of Water &
Power Revenue Bonds, Subseries A-2
(AMBAC Insured),
5.00%, 7/1/23	930	963
Los Angeles Department of Water &
Power Waterworks Revenue Bonds,
Series C (MBIA Insured),
5.00%, 7/1/29	1,500	1,507
Los Angeles Harbor Department Revenue
Bonds, Escrowed to Maturity,
7.60%, 10/1/18	35	42
Lucia Mar Unified School District
G.O. Unlimited Refunding Bonds
(FGIC Insured),
5.25%, 8/1/22	700	753
Modesto Irrigation District Refunding
COP, Series B, Capital Improvements
Projects,
5.30%, 7/1/22	1,585	1,605
Monterey Peninsula Community College
District Capital Appreciation G.O.
Unlimited Bonds, Series C
(FSA Insured),
0.00%, 8/1/26	5,505	1,961
Monterey Regional Water Pollution
Control Agency Wastewater Revenue
Bonds (AMBAC Insured),
5.00%, 6/1/24	1,025	1,039
Natomas Unified School District
G.O. Unlimited Bonds, Series B,
Election 2002 (FGIC Insured),
5.00%, 9/1/27	1,000	1,003
New Haven Unified School District
G.O. Unlimited Refunding Bonds
(FSA Insured),
5.75%, 8/1/20	320	346

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
California - 91.3% continued
Palomar Community College District
G.O. Unlimited Bonds, Series A,
Election of 2006 (FSA Insured),
4.50%, 5/1/25	$250	$244
Paramount Unified School District
G.O. Unlimited, Election 2006
(FSA Insured),
5.25%, 8/1/22	1,000	1,067
Perris Unified High School District Capital
Appreciation G.O. Unlimited Bonds,
Series B (FGIC Insured),
0.00%, 9/1/26	1,000	435
Rio Hondo Community College District
G.O. Unlimited Bonds, Series A, School
Facilities Construction & Improvement
(MBIA Insured), Prerefunded,
5.25%, 8/1/14	2,000	2,248
Ross Elementary School District
G.O. Unlimited Bonds, Election 2006
(MBIA Insured),
5.25%, 8/1/27	850	870
Sacramento County Sanitation District
Electric Financing Authority Revenue
Bonds, Series A,
5.60%, 12/1/16	305	306
Sacramento Municipal Utility District
Revenue Bonds, Series K
(AMBAC Insured),
5.25%, 7/1/24	500	515
San Diego Unified School District G.O.
Unlimited Refunding Bonds, Election
1998, Series C-2 (FSA Insured),
5.50%, 7/1/19	1,000	1,130
San Francisco City & County Airport
Commission International Airport
Revenue Refunding Bonds, Second
Series Issue 20 (MBIA Insured),
4.75%, 5/1/15	1,000	1,011
San Francisco City & County Airport
Commission International Airport
Revenue Refunding Bonds, Second
Series Issue 34F (Assured Guaranty
Insured),
5.00%, 5/1/16	500	540
San Francisco City & County G.O.
Unlimited Bonds, Series A, Educational
Facilities Community College Project,
Prerefunded,
5.75%, 6/15/08	1,200	1,234

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    33    TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX - EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
California - 91.3% continued
San Francisco City & County Unified
School District G.O. Unlimited Bonds,
Series C, Election 2003
(MBIA Insured),
4.50%, 6/15/26	$1,490	$1,422
San Francisco State Building Authority
Lease Revenue Bonds, Series A,
Department of General Services,
5.00%, 10/1/13	4,250	4,514
San Gabriel Unified School District
G.O. Unlimited Bonds, Series A
(FSA Insured),
5.38%, 8/1/19	200	212
5.38%, 8/1/20	225	239
San Joaquin County COP, County
Administration Building
(MBIA Insured),
4.75%, 11/15/33	1,000	945
San Jose Airport Revenue Bonds,
Series A (FGIC Insured),
5.25%, 3/1/16	440	454
San Jose Unified School District Santa
Clara County G.O. Unlimited Bonds,
Series A (FSA Insured),
5.38%, 8/1/19	500	529
San Juan Unified School District
G.O. Unlimited Bonds, Election of 2002
(FGIC Insured),
5.00%, 8/1/25	1,000	1,008
San Mateo County Transit District
Revenue Bonds, Series A
(MBIA Insured), Prerefunded,
4.50%, 6/1/10	1,000	1,033
5.00%, 6/1/10	500	521
Santa Margarita-Dana Point Authority
Revenue Bonds, Series B, California
Improvements Districts 3, 3a, 4, & 4a
(MBIA Insured),
7.25%, 8/1/09	1,150	1,225
Santa Rosa Wastewater Revenue
Refunding Bonds, Series A
(FGIC Insured),
5.25%, 9/1/16	35	37
Southern California Public Power
Authority Revenue Bonds, Series A,
Natural Gas Project No. 1,
5.25%, 11/1/25	1,000	960
5.00%, 11/1/33	1,000	903

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
California - 91.3% continued
Torrance Hospital Revenue Bonds,
Series A, Torrance Memorial Medical
Center,
6.00%, 6/1/22	$500	$526
University of California Revenue Bonds,
Series A, Limited Project
(MBIA Insured),
4.75%, 5/15/26	1,000	988
University of California Revenue Bonds,
Series B, Limited Project,
4.75%, 5/15/38	2,525	2,420
University of California Revenue Bonds,
Series C (MBIA Insured),
4.75%, 5/15/31	1,000	970
University of California Revenue Bonds,
Series J (FSA Insured),
4.50%, 5/15/26	1,505	1,449
Vista Unified School District G.O.
Unlimited Bonds, Series A
(FSA Insured),
5.38%, 8/1/16	100	109
5.38%, 8/1/17	190	206
Walnut Valley Unified School District
G.O. Refunding Bonds, Series A
(MBIA Insured),
7.20%, 2/1/16	1,000	1,155
Washington Township Healthcare District
Revenue Bonds,
5.00%, 7/1/09	405	415
5.00%, 7/1/11	500	513
5.00%, 7/1/12	1,270	1,302
West Kern Community College District
Capital Appreciation G.O. Bonds,
Series B, Election 2004 (XLCA Insured),
0.00%, 11/1/21	1,280	623

		120,341

Puerto Rico - 6.1%
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue
Bonds, Series B (MBIA Insured),
Prerefunded,
5.75%, 7/1/10	1,600	1,737
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue
Refunding Bonds, Series CC
(FSA Insured),
5.25%, 7/1/33	750	769

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS    34    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 98.0% continued
Puerto Rico - 6.1% continued
Puerto Rico Commonwealth
Infrastructure Financing Authority
Special Obligation Bonds, Series A,
Escrowed to Maturity,
5.50%, 10/1/40	$4,000	$4,149
Puerto Rico Commonwealth Public
Improvement Refunding G.O. Unlimited
Bonds, Series A, Prerefunded,
5.25%, 7/1/16	1,265	1,422

		8,077

Virgin Islands - 0.6%
Virgin Islands PFA Revenue Bonds,
Series A, Gross Receipts Tax Lien Note,
5.63%, 10/1/10	810	834

Total Municipal Bonds

(Cost $128,271)		129,252

SHORT-TERM INVESTMENTS - 2.1%
California Educational Facilities Authority
Revenue VRDB, Series B,
Pomona College,
1.90%, 4/3/08	100	100
California State Department of Water
Resources Power Supply Revenue
VRDB, Series B-2 (BNP Paribas LOC),
1.20%, 4/1/08	800	800
Huntington Beach Multifamily Housing
Revenue Refunding Bonds,
1.94%, 4/2/08	100	100
Los Angeles Department of Water &
Power Waterworks Revenue VRDB,
Subseries B-1,
1.60%, 4/3/08	1,600	1,600
Metropolitan Water District of Southern
California Waterworks Adjustable
Revenue Bonds, Series B,
1.75%, 4/3/08	100	100

Total Short-Term Investments

(Cost $2,700)		2,700

Total Investments - 100.1%

(Cost $130,971)		131,952
Liabilities less Other Assets - (0.1)%		(85)

NET ASSETS - 100.0%		$131,867
(1)   When-Issued Security
Percentages shown are based on Net Assets.
At March 31, 2008, industry sectors (unaudited) for the California Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Agriculture	5.9%
Facilities	5.4
General	5.5
General Obligation	16.1
Higher Education	14.7
Power	8.0
School District	13.1
Transportation	6.1
Utilities	5.9
Water	5.1
All other sectors less than 5%	14.2

Total	100.0%

At March 31, 2008, the credit quality distribution (unaudited) for the California Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	53.9%
AA	9.0
A	31.0
BBB	2.2
Not Rated	3.4
Cash and Equivalents	0.5

Total	100.0%

*   Standard & Poor’s Rating Services

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    35    TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2%
Alabama - 0.5%
Butler Industrial Development Board
Solid Waste Disposal Revenue
Refunding Bonds (AMT),
Georgia-Pacific Corp. Project,
5.75%, 9/1/28	$1,000	$800
Camden Industrial Development Board
Revenue Refunding Bonds, Series A,
Weyerhaeuser Company,
6.13%, 12/1/24	1,000	962

		1,762

Alaska - 0.4%
Alaska Industrial Development &
Export Authority Revenue Bonds,
Boys & Girls Home,
5.88%, 12/1/27	1,500	1,355

Arizona - 4.7%
Arizona Health Facilities Authority
Health Care Facilities Revenue
Bonds, Beatitudes Campus Project,
5.20%, 10/1/37	2,200	1,684
Arizona Health Facilities Authority
Hospital System Revenue Bonds,
John C. Lincoln Health Network,
Prerefunded,
6.88%, 12/1/10	1,000	1,134
Coconino County PCR Bonds, Series A
(AMT), Tucson Electric Power Co.,
7.13%, 10/1/32	1,000	1,005
Flagstaff IDA Revenue Refunding
Bonds, Northern Arizona Senior
Living Community Project,
5.70%, 7/1/42	4,445	3,678
Glendale IDA Revenue Refunding
Bonds, Midwestern University,
5.00%, 5/15/31	2,000	1,905
Navajo County IDA Revenue Bonds
(AMT), Stone Container Corp.
Project,
7.40%, 4/1/26	2,300	2,303
Peoria IDA Revenue Refunding Bonds,
Series A, Sierra Winds Life,
6.25%, 8/15/20	500	502
Pima County IDA Revenue Bonds,
Series A, American Charter
Scholarship Foundation,
5.63%, 7/1/38	2,440	2,147

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Arizona - 4.7% continued
Pima County IDA Revenue Bonds,
Series A, Tucson Electric Power,
6.38%, 9/1/29	$3,000	$2,981
Yavapai County IDA Hospital Facilities
Revenue Bonds, Series A,
Yavapai Regional Medical Center,
6.00%, 8/1/33	500	487

		17,826

Arkansas - 0.2%
Little Rock Hotel & Restaurant Gross
Receipts Refunding TRB,
7.38%, 8/1/15	500	581

California - 5.5%
California Educational Facilities
Authority Revenue Bonds,
Dominican University,
5.00%, 12/1/25	890	788
5.00%, 12/1/36	2,000	1,643
California Municipal Finance Authority
Revenue Bonds, Biola University,
5.88%, 10/1/34	2,250	2,231
California State Department of Water
Resources Power Supply Revenue
Bonds, Series A,
6.00%, 5/1/14	500	552
California State Public Works Board
Lease Revenue Bonds, Series C,
Department of Corrections,
5.50%, 6/1/15	1,000	1,084
California Statewide Communities
Development Authority Revenue
Bonds, Series A,
California Baptist University,
5.50%, 11/1/38	2,000	1,837
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series A,
Enhanced Asset Backed,
5.00%, 6/1/45	2,000	1,796
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series A-5, Asset Backed,
Prerefunded,
7.88%, 6/1/13	500	605
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series A1, Asset Backed,
5.75%, 6/1/47	3,000	2,649

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS    36    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
California - 5.5% continued
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series B,
Enhanced Asset Backed,
Prerefunded,
5.50%, 6/1/13	$1,000	$1,099
Irvine Unified School District Financing
Authority Special Tax Bonds,
Series A,
5.13%, 9/1/36	2,000	1,750
Laguna Beach Unified School District
G.O. Unlimited Bonds,
Election of 2001(FSA Insured),
5.00%, 8/1/28	1,000	1,017
Northstar Community Services District
No. 1 Special Tax Bonds,
5.55%, 9/1/36	1,400	1,249
Northstar Community Services District
Special Tax Bonds,
5.00%, 9/1/37	3,000	2,430

		20,730

Colorado - 2.4%
Colorado Health Facilities Authority
Revenue Bonds, Portercare
Adventist Health Hospital,
Prerefunded,
6.50%, 11/15/11	500	569
Copperleaf Metropolitan District
No. 2 G.O. Limited Bonds,
5.85%, 12/1/26	2,000	1,649
5.95%, 12/1/36	2,000	1,588
Prairie Center Metropolitan District
No. 3 Limited Property Tax
Supported Primary Improvements
Revenue Bonds, Series A,
5.40%, 12/15/31	2,700	2,230
Stone Ridge Metropolitan District
No. 2 G.O. Limited Bonds,
7.25%, 12/1/31	3,500	3,198

		9,234

Connecticut - 0.3%
Connecticut State Development
Authority PCR Refunding Bonds,
Series B (AMT),
Connecticut Light & Power,
5.95%, 9/1/28	1,000	991

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
District of Columbia - 0.1%
District of Columbia Revenue Bonds,
Methodist Home of the District of
Columbia Issue,
6.00%, 1/1/20	$400	$389

Florida - 9.7%
Belmont Community Development
District Capital Improvement Special
Assessment Revenue Bonds,
Series B,
5.13%, 11/1/14	1,995	1,773
Broward County Airport Exempt
Facility Revenue Bonds (AMT),
Learjet, Inc. Project,
7.50%, 11/1/20	3,430	3,585
Capital Projects Finance Authority
Continuing Care Retirement
Community Revenue Bonds, Series
A, The Glenridge on Palmer Ranch
Project, Prerefunded,
8.00%, 6/1/12	750	895
Capital Trust Agency Revenue Bonds
(AMT), Fort Lauderdale Project,
Cargo Acquisition Companies
Obligated Group,
5.75%, 1/1/32	525	487
Crossings at Fleming Island Community
Development District Special
Assessment Revenue Refunding
Bonds, Series C,
7.05%, 5/1/15	400	405
Gateway Services Community
Development District Special
Assessment Bonds, Series B, Sun
City Center - Fort Meyers Project,
5.50%, 5/1/10	280	271
Halifax Hospital Medical Center
Refunding & Improvement Revenue
Bonds, Series A,
5.38%, 6/1/46	2,000	1,781
Highlands County Health Facilities
Authority Revenue Bonds, Series A,
Adventist Health System/Sunbelt,
Prerefunded,
6.00%, 11/15/11	1,250	1,398
Islands at Doral III Community District
Special Assessment Bonds,
Series 2004-A,
5.90%, 5/1/35	975	750

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   37   TAX-EXEMPT INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Florida - 9.7% continued
Jacksonville Econonomic Development
Commission Common Health Care
Facilities Revenue Refunding Bonds,
Series A, Florida Proton Therapy
Institution,
6.00%, 9/1/17	$3,250	$3,193
Lee County IDA IDR Bonds, Series A,
Lee County Community Charter
Foundation,
5.25%, 6/15/27	2,000	1,697
5.38%, 6/15/37	3,000	2,457
Midtown Miami Community
Development District Special
Assessment Bonds, Series A,
6.25%, 5/1/37	1,000	928
Old Palm Community Development
District Special Assessment Bonds,
Series B, Palm Beach Gardens,
5.38%, 5/1/14	885	788
Orange County Health Facilities
Authority Revenue Bonds, Series B,
Orlando Regional Healthcare,
5.13%, 11/15/39	1,000	927
Palm Glades Community Development
District Special Assessment Bonds,
Series B,
4.85%, 8/1/11	1,400	1,316
Poinciana Community Development
District Special Assessment Bonds,
Series A,
7.13%, 5/1/31	400	408
Reunion East Community Development
District Special Assessment Bonds,
5.80%, 5/1/36	1,000	829
Reunion West Community
Development District Special
Assessment Bonds,
6.25%, 5/1/36	990	871
Seminole Indian Tribe of Florida
Special Obligation Revenue Bonds,
Series A-144A,
5.75%, 10/1/22	1,000	990
5.25%, 10/1/27	2,000	1,793
South Village Community Development
District Capital Improvement
Revenue Bonds, Series A,
5.70%, 5/1/35	970	827

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Florida - 9.7% continued
Sterling Hill Community Development
District Capital Improvement Special
Assessment Revenue Bonds,
Series B,
5.50%, 11/1/10	$215	$214
Tern Bay Community Development
District Capital Improvement
Special Assessment Revenue Bonds,
Series B,
5.00%, 5/1/15	2,475	1,845
Verano Center Community
Development District Special
Assessment Bonds, Series B, District
No. 1 Infrastructure Project,
5.00%, 11/1/12	1,950	1,776
Watergrass Community Development
District Special Assessment Revenue
Bonds, Series B,
Watergrass Development,
4.88%, 11/1/10	1,365	1,300
Westchester Community Development
District No. 1 Special Assessment
Bonds, Community Infrastructure,
6.00%, 5/1/23	2,335	2,070
Winter Garden Village at Fowler
Groves Community Development
District Special Assessment Bonds,
5.65%, 5/1/37	1,500	1,299

		36,873

Georgia - 1.4%
Atlanta Tax Allocation Bonds,
Princeton Lakes Project,
5.50%, 1/1/31	1,235	1,101
Milledgeville-Baldwin County
Development Authority Revenue
Bonds, Georgia College & State
University Foundation, Prerefunded,
6.00%, 9/1/14	3,500	4,079

		5,180

Idaho - 0.7%
Madison County Hospital Revenue
COP,
5.25%, 9/1/26	1,500	1,328
5.25%, 9/1/30	1,500	1,276

		2,604

See Notes to the Financial Statements.
TAX-EXEMPT INCOME FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS- 88.2% continued
Illinois - 5.2%
Illinois Development Finance Authority
Revenue Bonds, Series B,
Midwestern University, Prerefunded,
6.00%, 5/15/11	$500	$556
Illinois Educational Facilities Authority
Student Housing Revenue Bonds,
Educational Advancement Fund
University Center Project,
Prerefunded,
6.25%, 5/1/12	750	850
Illinois Finance Authority Revenue
Bonds, Series A,
Illinois Institute of Technology,
5.00%, 4/1/20	3,000	3,012
Illinois Finance Authority Revenue
Bonds, Series A, Landing at
Plymouth Place Project,
6.00%, 5/15/37	1,250	1,098
Illinois Finance Authority Revenue
Bonds, Series A,
Montgomery Place Project,
5.75%, 5/15/38	1,600	1,384
Illinois Finance Authority Revenue
Bonds, Series A, Smith Village
Project,
6.25%, 11/15/35	3,000	2,774
Illinois Finance Authority Revenue
Bonds, Series A, Three Crowns Park
Project,
5.88%, 2/15/38	1,500	1,291
Illinois Finance Authority Revenue
Refunding Bonds, Chicago Charter
School Project,
5.00%, 12/1/36	4,000	3,282
Illinois Finance Authority Student
Housing Revenue Refunding Bonds,
Series A, Educational
Advancement Fund,
5.25%, 5/1/34	4,500	3,705
Illinois Health Facilities Authority
Revenue Bonds, Riverside Health
System, Prerefunded,
6.00%, 11/15/12	1,000	1,127
Illinois Health Facilities Authority
Revenue Bonds, Series A, Lutheran
Senior Ministries Obligation,
Prerefunded,
7.38%, 8/15/11	500	579

		19,658

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Indiana - 1.5%
Indiana Health & Educational Facilities
Financing Authority Hospital
Revenue Bonds, Community
Foundation Northwest Indiana,
5.50%, 3/1/37	$2,000	$1,722
Indiana Health Facility Financing
Authority Hospital Revenue Bonds
Unrefunded Balance, Series A,
Community Foundation,
6.38%, 8/1/31	125	124
Indiana Health Facility Financing
Authority Hospital Revenue Bonds,
Series A, Community Foundation of
Northwest Indiana,
6.00%, 3/1/34	1,000	939
Indiana Health Facility Financing
Authority Hospital Revenue Bonds,
Series A, Community Foundation,
Prerefunded,
6.38%, 8/1/11	375	423
North Manchester Revenue Bonds,
Series A, Peabody Retirement
Community Project,
7.25%, 7/1/33	750	714
Petersburg PCR Bonds (AMT),
Indianapolis Power & Light,
6.38%, 11/1/29	1,000	1,032
Vigo County Hospital Authority
Revenue Bonds, Union Hospital,
Inc., Series 144A,
5.75%, 9/1/42	1,000	865

		5,819

Iowa - 4.8%
Bremer County Healthcare &
Residential Facilities Revenue Bonds,
Bartels Lutheran Home Project,
Prerefunded,
7.25%, 11/15/09	500	546
Bremer County Retirement Facility
Revenue Bonds, Series A, Bartels
Lutheran Home Project,
5.13%, 11/15/20	400	368
5.38%, 11/15/27	750	667
Coralville COP, Series D,
5.25%, 6/1/26	2,200	2,150
Iowa Finance Authority Retirement
Community Revenue Bonds,
Edgewater LLC Project,
6.75%, 11/15/37	3,000	2,860

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   39   TAX-EXEMPT INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Iowa - 4.8% continued
Iowa Finance Authority Senior
Housing Revenue Bonds, Series A,
Wedum Walnut Ridge LLC Project,
5.63%, 12/1/45	$5,000	$4,102
Iowa Higher Education Loan Authority
Revenue Bonds, Series B,
Wartburg Private College Facilities,
5.55%, 10/1/37	3,000	2,846
Iowa Higher Education Loan Authority
Revenue Refunding Bonds,
Grand View College Project,
5.10%, 10/1/36	2,500	2,188
Washington County Hospital Revenue
Bonds, Washington County
Hospital Project,
5.38%, 7/1/26	1,525	1,379
5.50%, 7/1/32	1,275	1,119

		18,225

Kansas - 0.1%
Olathe Senior Living Facility Revenue
Bonds, Series A,
Aberdeen Village, Inc., Prerefunded,
8.00%, 5/15/10	500	567

Louisiana - 1.6%
Louisiana Local Government
Environmental Facilities &
Community Development Authority
Revenue Bonds, Westlake Chemical
Corp. Projects,
6.75%, 11/1/32	3,000	2,852
Parish of St. John Baptist Revenue
Bonds, Series A, Marathon Oil
Corp.,
5.13%, 6/1/37	3,500	3,071

		5,923

Maryland - 2.7%
Annapolis Special Obligation Revenue
Bonds, Series A, Park Place Project,
5.35%, 7/1/34	1,000	856
Anne Arundel County Special
Obligation Bonds, National
Business Park Project, Prerefunded,
7.38%, 7/1/10	500	564
Maryland Health & Higher
Educational Facilities Authority
Revenue Bonds, Series A,
Mercy Medical Center,
5.00%, 7/1/37	2,750	2,353

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Maryland - 2.7% continued
Maryland Health & Higher
Educational Facilities Authority
Revenue Bonds,
Washington County Hospital,
5.75%, 1/1/33	$1,500	$1,433
5.75%, 1/1/38	1,000	945
Maryland Industrial Development
Financing Authority Revenue Bonds,
Series A, Our Lady of Good
Counsel School,
6.00%, 5/1/35	1,000	944
Maryland State Economic
Development Corp. Student
Housing Revenue Bonds, University
of Maryland, College Park Project,
Prerefunded,
5.63%, 6/1/13	1,000	1,122
Maryland State Health & Higher
Educational Facilities Authority
Revenue Bonds, Series A,
Mercy Ridge, Prerefunded,
6.00%, 4/1/13	1,000	1,140
Prince Georges County Special
Obligation Bonds,
National Harbor Project,
5.20%, 7/1/34	1,000	843

		10,200

Massachusetts - 1.7%
Massachusetts State Development
Finance Agency Revenue Bonds
(AMT), Waste Management Project,
5.50%, Mandatory Put 5/1/14	1,000	990
Massachusetts State Development
Finance Agency Revenue Bonds,
Hampshire College,
5.70%, 10/1/34	1,000	990
Massachusetts State Development
Finance Agency Revenue Bonds,
Series B, Briarwood, Prerefunded,
8.25%, 12/1/10	500	579
Massachusetts State Health &
Educational Facilities Authority
Revenue Bonds, Series A,
Northern Berkshire Health System,
6.38%, 7/1/34	1,000	992
Massachusetts State Health &
Educational Facilities Authority
Revenue Bonds, Series B,
Northern Berkshire Health System,
6.38%, 7/1/34	500	496

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   40   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Massachusetts - 1.7% continued
Massachusetts State Health &
Educational Facilities Authority
Revenue Bonds, Series D,
Milton Hospital,
5.25%, 7/1/30	$2,150	$1,868
Massachusetts State Health &
Educational Facilities Authority
Revenue Bonds, Series E, Berkshire
Health System (G.O. of Institution),
6.25%, 10/1/31	500	496

		6,411

Michigan - 1.9%
Flint Hospital Building Authority
Revenue Refunding Bonds,
Hurley Medical Center,
6.00%, 7/1/20	1,000	975
Michigan State Strategic Fund Ltd.
Obligation Revenue Refunding
Bonds (AMT),
Dow Chemical Project,
5.50%, Mandatory Put 6/1/13	3,825	3,933
Michigan Strategic Fund PCR
Refunding Bonds,
General Motors Corp.,
6.20%, 9/1/20	2,500	2,326

		7,234

Minnesota - 1.3%
Duluth Economic Development
Authority Health Care Facilities
Revenue Bonds, St. Luke’s Hospital,
7.25%, 6/15/32	750	767
North Oaks Senior Housing Revenue
Bonds, Presbyterian Homes
North Oaks,
6.13%, 10/1/39	2,585	2,456
St. Paul Housing & Redevelopment
Authority Revenue Bonds, Series A,
Rossy & Richard Shaller Sholom
Home East, Inc.,
5.25%, 10/1/42	2,000	1,623

		4,846

Mississippi - 1.7%
Lowndes County Solid Waste Disposal
& PCR Refunding Bonds, Series B,
Weyerhaeuser Co. Project,
6.70%, 4/1/22	3,000	3,093

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Mississippi - 1.7% continued
Mississippi Development Bank Special
Obligation Revenue Bonds,
Harrison County Highway
Construction (FGIC Insured),
5.00%, 1/1/16	$3,000	$3,192

		6,285

Missouri - 0.7%
St. Louis IDA Senior Living Facilities
Revenue Bonds, Series A, Saint
Andrews Residence for Seniors,
6.38%, 12/1/41	3,005	2,777

Nevada - 0.8%
Henderson Healthcare Facility
Revenue Bonds, Series B,
Catholic Healthcare West,
5.25%, 7/1/31	3,000	2,902

New Hampshire - 0.1%
New Hampshire Business Finance
Authority PCR Refunding Bonds,
Series D (AMT), Public Service Co.
of New Hampshire,
6.00%, 5/1/21	500	511

New Jersey - 1.6%
Middlesex County Improvement
Authority Revenue Bonds, Series A,
George Street Student Housing
Project,
5.00%, 8/15/35	1,000	877
New Jersey Economic Development
Authority Revenue Bonds,
Cigarette Tax,
5.75%, 6/15/34	3,000	2,844
New Jersey Economic Development
Authority Revenue Bonds, Series A,
First Mortgage-Lions Gate Project,
5.88%, 1/1/37	1,000	875
New Jersey State Educational Facilities
Authority Revenue Bonds, Series D,
Fairleigh Dickinson University,
6.00%, 7/1/25	1,000	1,012
Tobacco Settlement Financing Corp.
Revenue Bonds, Prerefunded,
6.75%, 6/1/13	500	587

		6,195

New York - 3.3%
Long Island Power Authority Electric
Systems Revenue Bonds, Series B,
5.25%, 12/1/14	3,000	3,307

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   41   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
New York - 3.3% continued
Metropolitan Transportation Authority
Dedicated Tax Fund Revenue
Bonds, Series A (FGIC Insured),
5.25%, 11/15/14	$1,695	$1,872
New York City G.O. Unlimited Bonds,
Series B,
6.50%, 8/15/09	1,500	1,583
New York City Industrial Development
Agency Special Facilities Revenue
Bonds (AMT), Terminal One Group
Association Project,
5.50%, 1/1/24	1,000	1,004
New York City Transitional Finance
Authority Revenue Refunding Bonds,
Series A-1, Future Tax Secured,
5.00%, 11/1/14	2,000	2,208
New York Liberty Development Corp.
Revenue Bonds, Series A,
National Sports Museum Project,
6.13%, 2/15/19	2,500	2,482

		12,456

North Carolina - 1.8%
North Carolina Eastern Municipal
Power Agency Power System
Revenue Bonds, Series D,
6.45%, 1/1/14	385	405
North Carolina Eastern Municipal
Power Agency Power System
Revenue Refunding Bonds, Series B,
6.13%, 1/1/09	500	513
5.70%, 1/1/17	1,500	1,545
North Carolina Eastern Municipal
Power Agency Power System
Revenue Refunding Bonds, Series F,
5.38%, 1/1/13	1,000	1,068
North Carolina Medical Care
Commission Retirement Facilities
Revenue Bonds, Series A,
Southminster Project,
5.75%, 10/1/37	2,000	1,858
North Carolina Municipal Power
Agency No. 1 Catawba Electric
Revenue Bonds, Series A,
5.50%, 1/1/13	1,000	1,087
North Carolina Municipal Power
Agency No. 1 Catawba Electric
Revenue Bonds, Series B,
6.38%, 1/1/13	500	530

		7,006

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Ohio - 2.7%
Buckeye Tobacco Settlement Financing
Authority Asset Backed Revenue
Bonds, Series A-2,
5.75%, 6/1/34	$2,000	$1,789
6.50%, 6/1/47	2,000	1,931
Ohio State Water Development
Authority Solid Waste Revenue
Bonds, Series A (AMT),
Allied Waste, Inc. Project,
5.15%, 7/15/15	4,000	3,632
Toledo-Lucas County Port Authority
Revenue Refunding Bonds,
CSX Transportation, Inc. Project,
6.45%, 12/15/21	2,750	2,893

		10,245

Oklahoma - 1.2%
Langston Economic Development
Authority Student Housing Revenue
Bonds, Series A, Langston
Community Development Corp.,
Prerefunded,
7.75%, 8/1/10	500	566
Norman Regional Hospital Authority
Revenue Bonds,
5.38%, 9/1/36	2,000	1,754
Oklahoma Development Finance
Authority Hospital Revenue Bonds,
Great Plains Regional Medical
Center Project,
5.13%, 12/1/36	2,840	2,413

		4,733

Pennsylvania - 7.6%
Allegheny County Hospital
Development Authority Health
System Revenue Bonds, Series A,
West Penn Allegheny Health
System,
5.38%, 11/15/40	4,000	3,187
Allegheny County Redevelopment
Authority Tax Allocation Revenue
Bonds, Pittsburgh Mills Project,
5.60%, 7/1/23	2,000	1,872
Bucks County IDA Retirement
Community Revenue Bonds, Ann’s
Choice, Inc., Facility, Series A,
6.25%, 1/1/35	2,600	2,406

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   42   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Pennsylvania - 7.6% continued
Carbon County IDA Resource
Recovery Refunding Bonds (AMT),
Panther Creek Partners Project,
6.65%, 5/1/10	$1,375	$1,392
Lancaster County Hospital Authority
Revenue Bonds, Series A,
Brethren Village Project,
6.50%, 7/1/40	2,250	2,217
Montgomery County Higher Education
& Health Authority Revenue Bonds,
Series A, Philadelphia Geriatric
Center, Prerefunded,
7.25%, 12/1/09	500	549
Pennsylvania Economic Development
Financing Authority Exempt Facilities
Revenue Bonds, Series A (AMT),
Amtrak Project,
6.13%, 11/1/21	1,400	1,426
Pennsylvania Economic Development
Financing Authority Exempt Facilities
Revenue Bonds, Series A (AMT),
National Gypsum Co.,
Shippingport Project,
6.25%, 11/1/27	1,400	1,276
Pennsylvania Economic Development
Financing Authority Exempt Facilities
Revenue Bonds, Series A (AMT),
Reliant Energy,
6.75%, 12/1/36	1,750	1,739
Pennsylvania Economic Development
Financing Authority Exempt Facilities
Revenue Bonds, Series B (AMT),
Reliant Energy,
6.75%, 12/1/36	1,500	1,491
Pennsylvania Higher Educational
Facilities Authority Revenue Bonds,
Edinboro University,
5.88%, 7/1/38	1,400	1,318
Pennsylvania Higher Educational
Facilities Authority Revenue Bonds,
Series A, LaSalle University,
5.00%, 5/1/37	3,500	3,069
Pennsylvania State Higher Educational
Facilities Authority Revenue Bonds,
LaSalle University,
5.50%, 5/1/34	1,000	957
Pennsylvania State Higher Educational
Facilities Authority Revenue Bonds,
Series A, Philadelphia University,
5.25%, 6/1/32	1,250	1,131

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Pennsylvania - 7.6% continued
Pennsylvania State Higher Educational
Facilities Authority Revenue Bonds,
Widener University,
5.40%, 7/15/36	$750	$710
Pennsylvania State Higher Educational
Facilities Authority Student Housing
Revenue Bonds, Series A,
Student Association, Inc. Project,
6.75%, 9/1/32	490	500
Philadelphia Hospitals & Higher
Education Facilities Authority
Hospital Revenue Refunding Bonds,
Series A, Temple University Health
Systems,
5.50%, 7/1/30	3,000	2,738
Washington County Redevelopment
Authority Revenue Bonds, Series A,
Victory Centre Project - Tanger
Outlet Development,
5.45%, 7/1/35	1,000	863

		28,841

Puerto Rico - 1.3%
Puerto Rico Electric Power Authority
Revenue Bonds, Series TT,
5.00%, 7/1/37	4,000	3,766
Puerto Rico Highway & Transportation
Authority Transportation Revenue
Bonds,
5.00%, 7/1/09	1,000	1,019

		4,785

South Carolina - 1.0%
Georgetown County Environmental
Improvement Revenue Refunding
Bonds, Series A, International Paper
Co. Project,
5.70%, 4/1/14	2,200	2,289
Lancaster County Special Assessment
Revenue Bonds, Series B, Edenmoor
Improvement District,
5.38%, 12/1/16	1,760	1,643

		3,932

Tennessee - 1.8%
Johnson City Health & Educational
Facilities Board Revenue Bonds,
Series A, First Mortgage-Mountain
States Health,
5.50%, 7/1/36	2,000	1,826

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   43   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Tennessee - 1.8% continued
Shelby County Health Educational &
Housing Facilities Board Revenue
Bonds, Series A,
Trezevant Manor Project,
5.75%, 9/1/37	$2,500	$2,314
Sumner County Health Educational &
Housing Facilities Board Revenue
Refunding & Improvements Bonds,
Series A, Regional Health,
5.50%, 11/1/37	3,000	2,717

		6,857

Texas - 7.6%
Austin City Convention Center Revenue
Bonds, Series A, Convention
Enterprise, Inc., First Tier,
Prerefunded,
6.70%, 1/1/11	700	773
Brazos County Health Facilities
Development Corp. Franciscan
Services Corp. Revenue Bonds,
5.38%, 1/1/32	2,545	2,460
Brazos River Authority Refunding PCR
Bonds, Series A (AMT),
Texas Utilities Electric Co. Project,
7.70%, 4/1/33	2,000	2,007
Comal County Health Facilities
Development Revenue Bonds,
Series A, McKenna Memorial
Project, Prerefunded,
6.13%, 2/1/13	3,000	3,369
Dallas County Flood Control District
No. 1 G.O. Unlimited Refunding
Bonds,
7.25%, 4/1/32	1,000	989
Gulf Coast Waste Disposal Authority
Revenue Bonds (AMT),
Valero Energy Corp. Project,
6.65%, 4/1/32	1,000	1,015
Gulf Coast Waste Disposal Authority
Revenue Refunding Bonds, Series A
(AMT), International Paper Co.
Project,
6.10%, 8/1/24	3,000	2,954
HFDC of Central Texas, Inc. Retirement
Facilities Revenue Bonds, Series A,
Legacy at Willow Bend,
5.75%, 11/1/36	1,000	831
Houston Industrial Development Corp.
Revenue Bonds (AMT), Air Cargo,
6.38%, 1/1/23	500	507

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Texas - 7.6% continued
Lufkin Health Facilities Development
Corp. Health Systems Revenue
Bonds, Memorial Health Systems
East Texas,
5.50%, 2/15/37	$1,320	$1,187
Matagorda County Navigation District
No. 1 Collateralized Revenue
Refunding Bonds, Centerpoint
Energy Houston Electric, LLC Project,
5.60%, 3/1/27	4,000	3,756
Sabine River Authority Revenue
Refunding Bonds, Series B, TXU
Energy Co. LLC Project,
6.15%, 8/1/22	500	444
Sam Rayburn Municipal Power
Agency Revenue Refunding Bonds,
6.00%, 10/1/21	500	515
Tarrant County Cultural Education
Facilities Finance Corp. Retirement
Revenue Bonds, Air Force Village
Obligated Group Project,
5.13%, 5/15/37	3,000	2,564
Texas State Turnpike Authority Central
Texas Turnpike Systems Revenue
Bonds, Series A, First Tier
(AMBAC Insured),
5.50%, 8/15/39	1,000	1,015
Travis County Health Facilities
Development Corp. Retirement
Facility Revenue Bonds, Querencia
Barton Creek Project,
5.65%, 11/15/35	2,750	2,376
Tyler Health Facilities Development
Corp. Hospital Revenue Refunding
& Improvements Bonds, Series A,
East Texas Medical Center,
5.38%, 11/1/37	2,300	1,968

		28,730

Virgin Islands - 0.2%
University of the Virgin Islands General
Improvement Bonds, Series A
(G.O. of University),
5.38%, 6/1/34	750	704

Virginia - 3.7%
Amherst IDA Revenue Refunding
Bonds, Educational Facilities -
Sweet Briar,
5.00%, 9/1/26	1,000	927

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS    44   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Virginia - 3.7% continued
Charles City & County IDA Solid
Waste Disposal Facilities Revenue
Bonds (AMT), Waste Management,
Inc. Project,
6.25%, Mandatory Put 4/1/12	$500	$519
Chesapeake Hospital Authority
Facilities Revenue Bonds,
Chesapeake General Hospital,
Series A,
5.25%, 7/1/18	1,500	1,563
Fairfax County Economic Development
Authority Residential Care Facilities
Mortgage Revenue Bonds,
Goodwin House, Inc.,
5.13%, 10/1/37	2,000	1,749
Tobacco Settlement Financing Corp.
Revenue Bonds, Asset Backed,
Prerefunded,
5.63%, 6/1/15	4,530	5,098
Tobacco Settlement Financing Corp.
Tobacco Settlement Revenue Bonds,
Series B1-Senior,
5.00%, 6/1/47	2,000	1,580
West Point IDA Solid Waste Disposal
Revenue Bonds, Series A (AMT),
Chesapeake Corp. Project,
6.38%, 3/1/19	1,575	1,314
West Point IDA Solid Waste Disposal
Revenue Bonds, Series B,
Chesapeake Corp. Project,
6.25%, 3/1/19	1,680	1,402

		14,152

Washington - 0.7%
Washington State Housing Finance
Commission Nonprofit Revenue
Bonds, Series A,
Skyline at First Hill Project,
5.25%, 1/1/17	1,000	961
5.63%, 1/1/27	1,000	892
5.63%, 1/1/38	1,000	846

		2,699

West Virginia - 0.7%
Pleasants County Commission
Refunding Revenue PCR Bonds,
Series F, Allegheny Energy Supply
Co. LLC,
5.25%, 10/15/37	3,000	2,800

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 88.2% continued
Wisconsin - 2.3%
Janesville Pollution Control Revenue
Bonds, General Motors Corp.,
5.55%, 4/1/09	$3,245	$3,203
Wisconsin Health & Educational
Facilities Authority Revenue Bonds,
Series A, Beaver Dam Community
Hospitals,
6.75%, 8/15/34	1,000	1,009
Wisconsin Health & Educational
Facilities Authority Revenue Bonds,
Vernon Memorial Healthcare
Project,
5.10%, 3/1/25	1,000	883
Wisconsin Health & Educational
Facilities Authority Revenue
Refunding Bonds,
Divine Savior Healthcare,
5.00%, 5/1/32	3,155	2,643
Wisconsin Health & Educational
Facilities Authority Revenue
Refunding Bonds, Vernon Memorial
Healthcare Project,
5.25%, 3/1/35	1,000	844

		8,582

Wyoming - 0.7%
Sweetwater County Solid Waste
Disposal Revenue Refunding Bonds
(AMT), FMC Corp. Project,
5.60%, 12/1/35	3,000	2,698

Total Municipal Bonds

(Cost $359,251)		334,298

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANY - 3.9%
AIM Tax-Free Cash Reserve Portfolio	14,624,095	14,624

Total Investment Company

Cost $14,624)		14,624

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   45   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 6.9%
Clarksville Tennessee Public Building Authority Revenue Bonds, Pooled Financing - Tennessee Municipal Bond Fund (Bank of America N.A. LOC),
1.15%, 4/1/08	$870	$870
1.15%, 4/1/08	300	300
Connecticut State Health & Educational Facilities Authority Adjustable Revenue Bonds, Series T-1, Yale University, 0.80%, 4/1/08	600	600
Iowa Higher Education Loan Authority Revenue VRDB, Loras College Facility Project (LaSalle Bank N.A. LOC),
1.30%, 4/1/08	5,000	5,000
Jackson County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Series A, Vista Grande Villa (LaSalle Bank N.A. LOC),
1.20%, 4/1/08	375	375
Massachusetts Water Resources Authority Revenue Refunding Bonds, Series D (FGIC Insured G.O. of Authority),
9.00%, 4/2/08	4,000	4,000
North Texas Tollway Authority Dallas North Tollway System Revenue VRDB, Series C (FGIC Insured), 9.00%, 4/2/08	4,000	4,000
Texas Water Development Board Revenue Refunding VRDB, Sub Lien Series A, State Revolving,
1.25%, 4/1/08	5,300	5,300
Utah Water Finance Agency Revenue VRDB, Series A-9 (AMBAC Insured),
6.00%, 4/2/08	5,000	5,000

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 6.9% continued
Valdez Marine Term Revenue Refunding Bonds, Series B, Exxon Pipeline Co. Project,
0.90%, 4/1/08	$500	$500

Total Short-Term Investments

(Cost $25,945)		25,945

Total Investments - 99.0%

(Cost $399,820)		374,867
Other Assets less Liabilities - 1.0%		3,965

NET ASSETS - 100.0%		$378,832
Percentages shown are based on Net Assets.
At March 31, 2008, industry sectors (unaudited) for the High Yield Municipal Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Development	20.9%
General	7.0
Medical	20.4
Pollution	8.6
All other sectors less than 5%	43.1

Total	100.0%

At March 31, 2008, the credit quality distribution (unaudited) for the the High Yield Municipal Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	6.6%
AA	2.3
A	9.7
BBB	32.8
BB	5.2
B	4.1
Not Rated	29.5
Cash and Equivalents	9.8

Total	100.0%

*	Standard & Poor’s Rating Services

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS    46    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6%
Arizona - 0.7%
Phoenix Civic Improvement Corp. Transit Excise TRB, Light Rail Project (AMBAC Insured),
5.00%, 7/1/17	$5,000	$5,315

Arkansas - 0.7%
Arkansas Development Finance Authority SFMRevenue Bonds (AMT), Series D, Mortgage Backed Securities Loan (GNMA/FNMA Insured),
5.50%, 1/1/37	5,000	5,176

California - 8.2%
Anaheim PFA Revenue Bonds, Electric System Distributing Facilities (MBIA Insured), Prerefunded,
5.00%, 10/1/08	2,000	2,053
Bay Area Governments Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (FGIC Insured),
5.00%, 8/1/17	5,000	5,142
Bay Area Governments Association Infrastructure Financing Authority Revenue Bonds, Payment Acceleration Notes (XLCA Insured),
5.00%, 8/1/13	2,500	2,572
California Housing Finance Agency Revenue Bonds, Series A (AMT) (FSA Insured),
4.50%, 2/1/20	5,000	4,773
California State Economic Recovery G.O. Unlimited Bonds, Series A (FGIC-TCRS Insured),
5.00%, 7/1/17	5,000	5,245
California State Economic Recovery G.O. Unlimited Bonds, Series A,
5.00%, 7/1/10	5,000	5,274
5.00%, Mandatory Put 7/1/10	5,000	5,232
California State G.O. Unlimited Bonds,
5.25%, 2/1/25	3,500	3,575
5.75%, 5/1/30	135	139
California State G.O. Unlimited Bonds, Prerefunded,
5.75%, 5/1/10	50	54
5.75%, 5/1/10	390	421
California State G.O. Unlimited Bonds, Prerefunded (AMBAC Insured),
5.00%, 4/1/08	160	162

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
California - 8.2% continued
California State University Revenue Bonds, Series C, Systemwide (MBIA Insured),
5.00%, 11/1/27	$5,000	$5,037
California State Unrefunded Balance G.O. Unlimited Bonds (AMBAC Insured),
5.00%, 10/1/18	75	76
Colton Joint Unified School District G.O. Unlimited Bonds, Series A (FGIC Insured),
5.38%, 8/1/26	2,500	2,561
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Bonds, Series A, Enhanced Asset Backed (AMBAC Insured), 5.00%, 6/1/21	3,000	2,985
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds, Series A, Capital Project (FSA Insured),
5.00%, 10/1/21	5,005	5,168
Menlo Park G.O. Unlimited Bonds, 5.25%, 8/1/27	1,000	1,022
Moreland School District G.O. Unlimited Bonds, Series C, Election of 2002 (FGIC Insured),
0.00%, 8/1/29	3,500	1,181
San Mateo Union High School District COP Convertible Capital Appreciation, Series B, Phase I Projects (AMBAC Insured),
0.00%, 12/15/43	17,370	7,690
University of California Revenue Bonds, Multiple Purpose Projects, Series Q (FSA Insured), Prerefunded,
5.00%, 9/1/11	1,000	1,088

		61,450

Colorado - 0.3%
Metro Wastewater Reclamation District Gross Revenue Refunding Bonds, Sewer Project,
5.45%, 4/1/12	2,000	2,005

Connecticut - 0.1%
Connecticut State Special Obligation Rate Reduction Revenue Bonds, Series A,
5.00%, 6/30/09	1,000	1,036

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   47    TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Florida - 7.0%
Crossings at Fleming Island Community Development District Special Assessment Revenue Refunding Bonds, Series C,
7.05%, 5/1/15	$300	$304
Dade County G.O. Unlimited Refunding Bonds (MBIA Insured),
6.50%, 10/1/10	400	438
Florida State Board of Education Lottery Revenue Bonds, Series A (AMBAC Insured),
5.00%, 7/1/18	5,000	5,287
Florida State Department of Environmental Protection Preservation Revenue Bonds, Series A (AMBAC Insured),
5.00%, 7/1/19	5,000	5,327
Florida State Department of Environmental Protection Preservation Revenue Bonds, Series B (FGIC Insured),
5.25%, 7/1/16	2,380	2,561
Gainesville Utility System Revenue Bonds, Series A (FSA Insured), Prerefunded,
5.00%, 10/1/15	5,000	5,552
Gainesville Utility System Revenue Bonds, Series A,
5.25%, 10/1/15	1,065	1,167
5.25%, 10/1/16	1,120	1,228
JEA St. Johns River Revenue Refunding Bonds, Series 17-2,
5.25%, 10/1/13	2,000	2,133
Lee County Transportation Revenue Refunding Bonds, Series A
(AMBAC Insured),
5.50%, 10/1/14	900	964
Marco Island Utility System Revenue Bonds (MBIA Insured),
5.25%, 10/1/15	2,520	2,709
Miami-Dade County Aviation Revenue Refunding Bonds, Series D (AMT), Miami Intl. Airport (MBIA Insured),
5.25%, 10/1/18	1,645	1,676
Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series B (FGIC Insured),
5.25%, 7/1/25	2,525	2,583
Osceola County Infrastructure Sales Surtax Revenue Bonds (AMBAC Insured),
5.38%, 10/1/21	1,000	1,052

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Florida - 7.0% continued
Palm Beach County G.O. Unlimited Refunding Bonds, Series B,
6.50%, 7/1/10	$250	$272
Palm Beach County School Board COP Bonds, Series B (FGIC Insured),
5.00%, Mandatory Put 8/1/11	5,000	5,142
Palm Coast Utility System Revenue Bonds (MBIA Insured),
5.25%, 10/1/21	1,000	1,034
South Florida Water Management District Special Obligation Limited Acquisition Revenue Refunding Bonds (AMBAC Insured),
5.25%, 10/1/13	1,250	1,365
Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured),
5.50%, 10/1/15	5,930	6,419
Tampa Bay Water Utility System Revenue Refunding Bonds, Regional Water Supply Authority (FGIC Insured),
5.25%, 10/1/16	5,000	5,559

		52,772

Georgia - 3.1%
De Kalb County Water & Sewer Revenue Bonds, Series A,
5.00%, 10/1/35	10,000	9,911
Fulton County Facilities Corp. COP, Fulton County Public Purpose Project (AMBAC Insured),
5.50%, 11/1/18	6,500	6,827
Georgia State G.O. Unlimited Bonds, Series G,
5.00%, 12/1/20	5,000	5,381
Milledgeville-Baldwin County Development Authority Revenue Bonds, College & State University Funding, Prerefunded,
5.50%, 9/1/14	1,000	1,138

		23,257

Illinois - 8.2%
Chicago O’Hare International Airport Revenue Bonds, Series A, General Airport Third Lien (MBIA Insured),
5.25%, 1/1/26	5,000	5,028
Chicago O’Hare International Airport Revenue Bonds, Series B (FSA Insured),
5.00%, 1/1/18	10,000	10,716
5.00%, 1/1/19	5,000	5,309

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS    48    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Illinois - 8.2% continued
Chicago Wastewater Transmission Second
Lien Revenue Bonds (MBIA Insured),
Prerefunded,
6.00%, 1/1/10	$1,000	$1,073
6.00%, 1/1/10	1,000	1,073
Cook County Capital Improvement G.O.
Unlimited Bonds, Series C
(AMBAC Insured),
5.00%, 11/15/25	2,500	2,530
Illinois Development Finance Authority
Economic Development Revenue Bonds,
Latin School of Chicago Project,
Prerefunded,
5.60%, 8/1/08	500	506
Illinois Development Finance Authority
Revenue Bonds, Series B, Midwestern
University Project, Prerefunded,
5.75%, 5/15/11	500	551
Illinois Educational Facilities Authority
Adjustable Revenue Bonds, Field
Museum of Natural History Project,
4.60%, Mandatory Put 11/1/15	4,250	4,337
Illinois Educational Facilities Authority
Student Housing Revenue Bonds,
Educational Advancement Fund
University Center Project, Prerefunded,
6.00%, 5/1/12	750	844
Illinois Health Facilities Authority Revenue
Bonds, Riverside Health System,
Prerefunded,
6.00%, 11/15/12	1,000	1,127
Illinois Municipal Electric Agency Power
Supply Revenue Bonds,
Series A (FGIC Insured),
5.25%, 2/1/27	10,000	10,077
Illinois State G.O. Unlimited Bonds,
1st Series (MBIA Insured),
5.70%, 6/1/19	4,000	4,162
Metropolitan Pier & Exposition Authority
Dedicated Sales TRB, McCormick Place
Expansion Project (FGIC Insured),
5.38%, 12/15/16	5,000	5,225
Metropolitan Pier & Exposition Authority
Dedicated Sales TRB, Series A,
McCormick Place Expansion (MBIA
Insured),
5.25%, 6/15/42	9,045	9,085

		61,643

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Indiana - 0.1%
Merrillville Multi School Building Corp.
Revenue Bonds, First Mortgage
(State Aid Withholding),
5.25%, 7/15/26	$1,000	$999

Iowa - 1.2%
Iowa Finance Authority Hospital Facility
Revenue Bonds, Mercy Medical Center
Project (FSA Insured), Prerefunded,
6.00%, 8/15/09	3,610	3,847
Tobacco Settlement Authority of Iowa
Tobacco Settlement Revenue Bonds,
Series B, Asset Backed, Prerefunded,
5.60%, 6/1/11	5,000	5,463

		9,310

Kansas - 1.0%
Wichita Hospital Improvement Facilities
Revenue Refunding Bonds, Series III,
5.25%, 11/15/15	1,385	1,447
6.25%, 11/15/18	1,600	1,715
Wichita Water & Sewer Utility Revenue
Bonds (FGIC Insured),
5.25%, 10/1/18	4,000	4,241

		7,403

Louisiana - 1.4%
Louisiana State G.O. Unlimited Refunding
Bonds, Series A (MBIA Insured),
5.00%, 8/1/15	10,000	10,818

Massachusetts - 3.8%
Lawrence G.O. Limited Bonds (AMBAC
Insured - State Aid Withholding),
Prerefunded,
5.50%, 2/1/11	2,625	2,835
Massachusetts Health & Educational
Facilities Authority Revenue Bonds,
Series N, Harvard University
(G.O. of Institution Insured),
6.25%, 4/1/20	5,000	6,026
Massachusetts School Building Authority
Dedicated Sales TRB, Series A (AMBAC
Insured),
5.00%, 8/15/19	5,000	5,387
Massachusetts School Building Authority
Dedicated Sales TRB, Series A
(AMBAC Insured),
4.75%, 8/15/32	1,000	972
Massachusetts State G.O. Limited Bonds,
Series D (FGIC-TCRS Insured),
5.50%, 8/1/19	5,000	5,618

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   49   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX - EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Massachusetts - 3.8% continued
Massachusetts State Health & Educational
Facilities Authority Revenue Bonds,
Series B, Partners Healthcare System,
5.25%, 7/1/12	$3,450	$3,561
Massachusetts State Housing Finance
Agency Revenue Bonds,
Series III (AMT), Single Family,
3.45%, 12/1/09	1,050	1,058
Massachusetts State Water Resources
Authority Revenue Refunding Bonds,
Series D (MBIA Insured G.O. of
Authority),
5.00%, 8/1/24	3,200	3,222

		28,679

Michigan - 1.0%
Detroit Water Supply System Revenue
Bonds, Series A (FSA Insured),
Senior Lien,
5.00%, 7/1/25	5,000	5,087
Wayne Charter County Airport Revenue
Bonds, Series B (MBIA Insured),
Prerefunded,
4.88%, 12/1/08	2,500	2,577

		7,664

Minnesota - 0.4%
Minnesota State G.O. Unlimited,
5.00%, 10/1/09	2,500	2,607
Minnesota State Housing Finance Agency
SFM Revenue Bonds,
Series A (MBIA Insured),
5.35%, 7/1/17	470	486

		3,093

Mississippi - 1.7%
Jackson State University Educational
Building Corp. Revenue Bonds,
Campus Facilities Project (FSA Insured),
5.00%, Mandatory Put 3/1/15	5,000	5,333
Mississippi Home Corp. SFM Revenue
Bonds, Series C-2 (AMT)
(GNMA/FNMA/FHLMC Insured),
5.40%, 6/1/38	6,995	7,222

		12,555

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Missouri - 1.1%
Metro Development Agency District
Revenue Bonds, Series B, Metrolink
Cross Country Project (FSA Insured),
5.25%, 10/1/17	$2,620	$2,868
Missouri State Highways & Transit
Commission Revenue Bonds,
Second Lien,
5.25%, 5/1/21	5,000	5,368

		8,236

Nevada - 0.7%
Clark County School District G.O. Limited
Refunding Bonds, Series A
(AMBAC Insured),
4.50%, 6/15/13	5,000	5,332

New Jersey - 3.2%
New Jersey Economic Development
Authority Revenue Bonds, Cigarette Tax,
5.63%, 6/15/19	3,985	3,990
New Jersey Economic Development
Authority Revenue Refunding Bonds,
Series K, School Facilities Construction
(AMBAC Insured),
5.25%, 12/15/16	10,000	11,004
New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Atlantic City Medical, Prerefunded,
6.25%, 7/1/12	445	505
New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Unrefunded - Atlantic City Medical,
6.25%, 7/1/17	555	597
New Jersey State Transit Corp. COP Bonds,
Series A (AMBAC Insured),
5.25%, 9/15/14	2,500	2,732
New Jersey Transportation Trust Fund
Authority Revenue Bonds,
Series A, Transportation System (FSA
Insured),
4.00%, 12/15/17	5,000	5,007

		23,835

New Mexico - 1.3%
New Mexico SFM Finance Authority
Revenue Bonds, Series A (AMT)
(GNMA/FNMA/FHLMC Insured),
5.75%, 7/1/38	4,000	4,186
Santa Fe City Gross Receipts TRB,
6.00%, 6/1/11	5,250	5,282

		9,468

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   50   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
New York - 18.6%
Metropolitan Transportation Authority
Commuter Facilities Revenue Bonds,
Series A, Prerefunded,
6.00%, 7/1/09	$2,500	$2,631
Metropolitan Transportation Authority
Dedicated Tax Fund Revenue Bonds,
Series A (FGIC Insured), Prerefunded,
6.13%, 4/1/10	3,815	4,101
Metropolitan Transportation Authority
Revenue Bonds, Series B
(MBIA Insured),
5.25%, 11/15/20	10,000	10,747
New York City G.O. Unlimited Bonds,
Series A-1, Fiscal 2008,
5.00%, 8/1/20	5,000	5,202
New York City G.O. Unlimited Bonds,
Series A,
6.00%, 5/15/19	30	32
New York City G.O. Unlimited Bonds,
Series A, Prerefunded,
6.00%, 5/15/10	305	331
New York City Transitional Finance
Authority Building Aid Revenue Bonds,
Series S-2
(FSA State Aid Withholding Insured),
5.00%, 1/15/18	5,000	5,416
New York City Transitional Finance
Authority Revenue Bonds, Series B,
Future Tax Secured,
5.00%, 2/1/19	5,900	6,116
New York City Transitional Finance
Authority Revenue Bonds, Series C,
Prerefunded,
5.50%, 5/1/10	6,645	7,135
New York Local Government Assistance
Corp. Revenue Refunding Bonds,
Series C (MBIA-IBC G.O. of Corp.
Insured),
5.50%, 4/1/17	2,500	2,805
New York Municipal Bond Bank Agency
Revenue Bonds, Series C
(State Aid Withholding),
5.25%, 6/1/17	10,000	10,849
New York State Environmental Facilities
Corp. Clean Water & Drinking Revenue
Bonds, Series A,
Municipal Water Finance Authority,
5.00%, 6/15/20	5,245	5,558

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
New York - 18.6% continued
New York State Environmental Facilities
Corp. Clean Water & Drinking Revenue
Bonds, Series C, Revolving Funds -
Municipal Water Finance,
5.00%, 6/15/25	$5,000	$5,115
New York State Environmental Facilities
Corp. Personal Income TRB, Series A,
5.00%, 12/15/14	3,375	3,722
5.00%, 12/15/15	5,750	6,354
New York State Environmental Facilities
Corp. Revenue Bonds, Series A, State
Clean Water & Drinking Revolving
Funds,
6.00%, 6/15/16	1,330	1,383
New York State Environmental Facilities
Corp. Revenue Bonds, Series A, State
Clean Water & Drinking Revolving
Funds, Prerefunded,
6.00%, 6/15/09	170	179
New York State Thruway Authority
Personal Income TRB, Series A,
5.00%, 3/15/24	5,000	5,152
New York State Thruway Authority Revenue
Bonds, Series A, General Highway &
Bridge Trust Fund (AMBAC Insured),
5.00%, 4/1/20	2,500	2,640
New York State Thruway Authority Revenue
Bonds, Series A, Highway and Bridge
Trust Fund (FSA Insured), Prerefunded,
6.00%, 4/1/10	1,000	1,082
New York State Thruway Authority State
Personal Income TRB, Series A,
5.25%, 3/15/21	8,000	8,616
New York State Urban Development Corp.
Personal Income TRB, State Facilities,
Series A, Prerefunded,
5.13%, 3/15/12	5,000	5,425
New York State Urban Development Corp.
Subordinate Lien Revenue Bonds
(G.O. of Corp.),
5.50%, 7/1/16	1,250	1,258
Sales Tax Asset Receivables Corp. Revenue
Bonds, Series A (MBIA Insured),
5.25%, 10/15/19	5,100	5,522

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    51    TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
New York - 18.6% continued
Tobacco Settlement Financing Corp.
Revenue Bonds, Series B-1C,
5.25%, 6/1/13	$5,000	$5,013
5.50%, 6/1/15	5,000	5,168
5.50%, 6/1/18	5,000	5,207
5.50%, 6/1/19	2,500	2,615
5.50%, 6/1/20	5,000	5,174
Triborough Bridge & Tunnel Authority
Revenue Bonds, Series A, General
Purpose (G.O. of Authority),
5.00%, 11/15/37	4,000	3,975
Triborough Bridge & Tunnel Authority
Revenue Refunding Bonds
(MBIA Insured),
5.50%, 11/15/19	5,000	5,589

		140,112

North Carolina - 0.3%
North Carolina Eastern Municipal Power
Agency Power System Revenue
Refunding Bonds, Series A,
5.20%, 1/1/10	2,505	2,564

Ohio - 1.1%
Akron G.O. Limited Bonds, Prerefunded,
5.75%, 12/1/10	1,000	1,094
Cleveland Airport System Revenue Bonds,
Series A (AMBAC Insured),
5.00%, 1/1/23	5,000	5,070
Ohio Housing Finance Agency Mortgage
Revenue Bonds, Series C (AMT),
Residential Mortgage-Backed Securities
(Collateralized by GNMA Securities),
5.15%, 3/1/13	585	599
River Valley Local School District G.O.
Unlimited Bonds, School Facilities
Construction & Improvement
(FSA Insured), Prerefunded,
5.25%, 11/1/11	1,235	1,345

		8,108

Oregon - 0.5%
Portland City Airport Way Urban Renewal
& Redevelopment Tax Increment Bonds,
Series A (AMBAC Insured), Prerefunded,
6.00%, 6/15/10	3,450	3,754

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Pennsylvania - 3.9%
Pennsylvania Economic Development
Financing Authority Exempt Facilities
Revenue Bonds, Series A (AMT),
Amtrak Project,
6.13%, 11/1/21	$1,200	$1,223
Pennsylvania G.O. Unlimited Bonds,
Second Series A,
5.00%, 8/1/20	5,000	5,323
Pennsylvania Housing Finance Agency
SFM Revenue Bonds, Series 72A (AMT),
4.80%, 4/1/12	750	769
Pennsylvania State G.O. Unlimited Bonds,
Second Series (FGIC Insured),
5.00%, 7/1/09	5,000	5,172
Pennsylvania State Higher Education
Revenue Bonds, Capital Acquisition
(MBIA Insured — G.O. of Agency),
Prerefunded,
6.00%, 12/15/10	1,815	1,982
6.13%, 12/15/10	1,925	2,108
Pennsylvania State Higher Educational
Facilities Authority Revenue Bonds,
Series A, UPMC Health System,
6.00%, 1/15/22	2,000	2,121
Pennsylvania State Turnpike Commission
Oil Franchise Refunding TRB, Series A
(AMBAC Insured),
5.00%, 12/1/19	5,075	5,390
Philadelphia Refunding G.O. Unlimited
Bonds, Series A (FSA Insured),
5.00%, 8/1/18	5,000	5,393

		29,481

Puerto Rico - 2.6%
Puerto Rico Commonwealth Highway &
Transportation Authority Transportation
Revenue Bonds, Series D, Prerefunded,
5.25%, 7/1/12	10,000	10,825
Puerto Rico Commonwealth Public
Improvement Refunding G.O. Unlimited
Bonds, Series A (FGIC Insured),
5.50%, 7/1/22	2,000	2,045
Puerto Rico Highway & Transportation
Authority Revenue Refunding Bonds,
Series BB (FSA Insured),
5.25%, 7/1/22	5,330	5,706

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   52   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Puerto Rico - 2.6% continued
Puerto Rico Municipal Financing Agency
G.O. Unlimited Bonds, Series A
(FSA Insured), Prerefunded,
6.00%, 8/1/09	$1,000	$1,065

		19,641

South Carolina - 1.8%
Charleston Educational Excellence Finance
Corp. Revenue Bonds, Charleston
County School District,
5.25%, 12/1/19	3,500	3,655
South Carolina State Housing Finance &
Development Authority Revenue Bonds,
Series C-2 (AMT) (FSA Corp., FHA/VA
Gtd.),
5.50%, 7/1/37	8,355	8,646
South Carolina Transportation Infrastructure
Bank Revenue Bonds, Series A
(AMBAC Insured), Prerefunded,
5.50%, 10/1/09	1,250	1,328

		13,629

Tennessee - 1.7%
Memphis-Shelby County Airport Authority
Revenue Bonds, Series D (AMT)
(AMBAC Insured),
6.25%, 3/1/15	2,000	2,085
Tennessee Housing Development Agency
Revenue Bonds (AMT),Homeownership
Program Issue 3 (G.O. of Agency
Insured),
5.50%, 7/1/38	10,000	10,345

		12,430

Texas - 4.3%
Austin City Utilities System Revenue
Refunding Bonds (FSA Insured),
5.13%, 11/15/17	910	912
Ennis Independent School District Capital
Appreciation G.O. Unlimited Refunding
Bonds (PSF Gtd.),
0.00%, 8/15/26	1,140	363
Ennis Independent School District Capital
Appreciation G.O. Unlimited Refunding
Bonds (PSF Gtd.), Prerefunded,
0.00%, 8/15/10	2,225	738
Frisco Independent School District Building
G.O. Unlimited Bonds (PSF Gtd.),
6.50%, 8/15/14	1,535	1,745

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Texas - 4.3% continued
Leander Independent School District
School Building Capital Appreciation
Refunding G.O. Unlimited Bonds
(PSF Gtd.),
0.00%, 8/15/37	$15,000	$2,711
Lewisville Independent School District G.O.
Unlimited Refunding Bonds
(PSF Gtd.),
5.25%, 8/15/18	5,000	5,442
North Texas Tollway Authority Revenue
Bonds, Series A, First Tier, (1)
6.00%, 1/1/25	5,000	5,213
Panhandle Regional Housing Finance
Agency Revenue Bonds, Series A
(Collateralized by GNMA Securities),
6.50%, 7/20/21	500	530
Sam Rayburn Municipal Power Agency
Revenue Refunding Bonds,
6.00%, 10/1/16	1,000	1,034
6.00%, 10/1/21	1,250	1,289
San Antonio Electric & Gas Revenue
Bonds, Series A, Prerefunded,
5.25%, 2/1/09	875	909
San Antonio Electricity & Gas Unrefunded
Balance Revenue Bonds, Series A,
5.25%, 2/1/16	6,490	6,687
Texas Municipal Power Agency Revenue
Refunding Bonds, Sub Lien
(FGIC Insured),
4.40%, 9/1/11	5,000	5,006

		32,579

Utah - 1.4%
Utah Transit Authority Sales Tax Revenue
Bonds, Series A, (1)
5.00%, 6/15/27	10,000	10,183

Virgin Islands - 0.1%
Virgin Islands PFA Revenue Bonds,
Series A, Gross Receipts Tax Lien Note,
5.63%, 10/1/10	540	556

Virginia - 1.4%
Virginia Housing Development Authority
Commonwealth Mortgage Revenue
Bonds, Series C (AMT),
4.50%, 7/1/15	3,000	3,008

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   53   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 85.6% continued
Virginia - 1.4% continued
Virginia Housing Development Authority
Commonwealth Mortgage Revenue
Bonds, Series F - Subseries F-1
(G.O. of Authority Insured),
4.00%, 4/1/12	$2,000	$2,049
Virginia State Housing Development
Authority Revenue Bonds, Subseries E-1
(AMT) (G.O. of Authority Insured),
4.00%, 4/1/10	5,100	5,194

		10,251

Washington - 2.7%
King County Sewerage Revenue Refunding
Bonds, Series B (FSA Insured),
5.13%, 1/1/24	5,000	5,122
Washington State G.O. Unlimited Bonds,
Series B, Motor Vehicle Fuel Tax,
5.00%, 7/1/26	5,000	5,089
Washington State G.O. Unlimited Bonds,
Series S-4,
5.75%, 1/1/12	10,000	10,477

		20,688

Total Municipal Bonds

(Cost $644,047)		644,022

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANIES - 6.1%
AIM Tax-Free Cash Reserve Portfolio	28,767,005	28,767
Dreyfus Tax-Exempt Cash
Management Fund	1,321,732	1,322
Lehman Brothers Institutional Liquidity
Funds - Tax-Exempt Portfolio	15,722,944	15,723

Total Investment Companies

(Cost $45,812)		45,812

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 9.0%
California Statewide Communities
Development Authority Revenue VRDB,
University of San Diego
(BNP Paribas LOC),
2.19%, 4/2/08	$2,200	2,200

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 9.0% continued
Collier County Health Facilities Authority
Revenue VRDB, Cleveland Health Clinic,
Series C-1
(JP Morgan Chase & Co. LOC),
1.25%, 4/1/08	$1,600	$1,600
Connecticut State Health & Educational
Facility Authority Adjustable Revenue
Bonds, Series T-1, Yale University,
0.80%, 4/1/08	24,800	24,800
Connecticut State Health & Educational
Facility Authority Revenue VRDB,
Series V1, Yale University,
1.15%, 4/1/08	1,000	1,000
Highlands County Health Facilities
Authority Revenue VRDB, Series A,
Adventist/Sunbelt (SunTrust Bank LOC),
2.05%, 4/3/08	95	95
Intermountain Power Agency Power Supply
Revenue VRDB, Series F
(AMBAC Insured),
3.40%, 6/2/08	5,000	5,000
Jacksonville PCR Daily Refunding Bonds,
Florida Power and Light Co. Project,
1.18%, 4/1/08	2,300	2,300
Lee County Housing Finance Authority
Multifamily Housing Revenue Refunding
Bonds, Series A, Forestwood Apartments
Project A (FNMA Insured),
2.21%, 4/2/08	300	300
Los Angeles Department of Water & Power
Waterworks Revenue VRDB,
Subseries B-1,
1.60%, 4/3/08	50	50
Louisiana Offshore Terminal Authority
Deepwater Port Revenue Refunding
Bonds, Series A, Loop LLC Project
(SunTrust Bank LOC),
1.25%, 4/1/08	200	200
Lower Neches Valley Authority Industrial
Development Corp. Exempt Facilities
Revenue Refunding VRDB, Series A,
Exxonmobil Project,
0.90%, 4/1/08	800	800
Massachusetts State Health & Educational
Facilities Authority Revenue VRDB,
Series GG-1, Harvard University,
1.75%, 4/3/08	5,000	5,000

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   54   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 9.0% continued
Michigan State Hospital Finance Authority
Revenue Refunding VRDB, Series A,
Crittenton Hospital
(Comerica Bank LOC),
1.69%, 4/1/08	$2,100	$2,100
Minnesota Higher Education Facilities
Authority Revenue VRDB,
Concordia University St. Paul
(U.S. Bank N.A. LOC),
1.25%, 4/1/08	100	100
North Carolina Medical Care Commission
Healthcare Facilities Revenue Refunding
VRDB, Lutheran Retirement Project
(SunTrust Bank LOC),
2.21%, 4/3/08	2,600	2,600
Palm Beach County Health Facilities
Authority Revenue VRDB,
Bethesda Healthcare Systems Project
(SunTrust Bank LOC),
1.25%, 4/1/08	400	400
Pennsylvania Turnpike Commission Turnpike
Revenue VRDB, Series C
(AMBAC Insured), 4.00%, 4/3/08	10,000	10,000
Texas Water Development Board Revenue
Refunding VRDB, Sub Lien Series A,
State Revolving,
1.25%, 4/1/08	6,600	6,600
Utah Transit Authority Sales Tax Revenue
VRDB, Subseries B
(Fortis Bank S.A./N.V. LOC),
0.95%, 4/1/08	1,800	1,800
Valdez Marine Term Revenue Refunding
VRDB, Series B, BP Pipelines Project,
1.25%, 4/1/08	310	310

Total Short-Term Investments

(Cost $67,255)		67,255

Total Investments - 100.7%

(Cost $757,114)		757,089
Liabilities less Other Assets - (0.7)%		(5,009)

NET ASSETS - 100.0%		$752,080
(1)   When-Issued Security
Percentages shown are based on Net Assets.
At March 31, 2008, industry sectors (unaudited) for the Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Education	5.2%
General	8.1
General Obligation	12.7
Higher Education	7.4
Tax-Exempt Money Market	6.0
Transportation	14.8
Utilities	7.3
All other sectors less than 5%	38.5

Total	100.0%

At March 31, 2008, the credit quality distribution (unaudited) for the Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	56.1%
AA	19.3
A	9.1
BBB	1.3
SP1/MIG1	3.7
Cash and Equivalents	10.5

Total	100.0%

*   Standard & Poor’s Rating Services

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   55   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2%
Alabama - 1.3%
Jefferson County Sewer Capital
Improvement Revenue Bonds, Series A
(FGIC Insured), Prerefunded,
5.50%, 2/1/11	$2,000	$2,179

Alaska - 0.5%
Alaska Municipal Bond Bank Authority
Revenue Bonds, Series C
(MBIA Insured), Prerefunded,
5.75%, 9/15/10	750	809

Arizona - 4.8%
Arizona School Facilities Board Revenue
Bonds, Series A, State School Trust,
5.25%, 7/1/10	2,000	2,104
Arizona School Facilities Board
Revenue Bonds, State School
Improvement, Prerefunded,
5.25%, 7/1/12	1,125	1,231
Maricopa County School District No. 4
Messa G.O. Unlimited Bonds, Series E,
Project of 1995 (FSA Insured), Prerefunded,
4.50%, 7/1/08	280	282
Phoenix Civic Improvement Corp.
Municipal Facilities Subordinate
Excise TRB (FGIC Insured), Prerefunded,
5.75%, 7/1/10	1,000	1,084
Phoenix Civic Improvement Corp.
Transit Excise TRB, Light Rail Project
(AMBAC Insured),
5.00%, 7/1/17	2,000	2,126
Pima County Street & Highway
Revenue Bonds (FGIC Insured),
4.25%, 7/1/11	1,540	1,561

		8,388

California - 3.1%
California State Economic Recovery
G.O. Unlimited Bonds, Series A,
5.25%, 7/1/14	3,000	3,310
California State G.O. Refunding
Unlimited Bonds,
5.00%, 11/1/12	1,000	1,074
Long Beach Bond Finance Authority
Natural Gas Purpose Revenue
Bonds, Series A,
5.25%, 11/15/20	1,000	949

		5,333

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% Continued
Colorado - 5.0%
Adams County School District No. 12
G.O. Unlimited Bonds (FSA State Aid
Withholding Insured), Prerefunded,
6.50%, 12/15/08	$200	$207
Colorado Department of Transportation
Revenue Anticipation Notes,
Series A (MBIA Insured),
5.50%, 6/15/12	1,000	1,102
Denver City & County G.O.
Unlimited Bonds, Justice System,
5.00%, 8/1/13	1,275	1,398
Regional Transportation District COP,
Transit Vehicles, Series A
(AMBAC Insured),
5.00%, 12/1/16	2,730	2,946
Regional Transportation District Refunding
COP, Series A (FGIC Insured),
5.00%, 6/1/11	1,750	1,846
Regional Transportation District Sales
TRB, Series A, Fastracks Project
(AMBAC Insured), Prerefunded,
5.00%, 11/1/16	1,000	1,111

		8,610

Florida - 7.7%
Florida State Board of Education
Capital Outlay 2007 G.O. Unlimited
Bonds, Series B,
4.00%, 6/1/12	675	703
Florida State Board of Education
Capital Outlay G.O. Unlimited Bonds,
Series E (FSA Insured), Prerefunded,
5.63%, 6/1/10	2,000	2,157
Florida State Department of Environmental
Protection Revenue Bonds, Series A
(AMBAC Insured),
5.00%, 7/1/10	1,500	1,579
Florida State Department of
Transportation Right of Way Refunding
G.O. Unlimited Bonds, Series B,
6.38%, 7/1/14	1,500	1,757
Orlando Utilities Commission Water &
Electricity Revenue Refunding Bonds,
Prerefunded,
5.25%, 10/1/11	2,625	2,877
Polk County Transportation
Improvement Revenue Bonds
(FSA Insured), Prerefunded,
5.25%, 12/1/10	1,000	1,081

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   56   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
Florida - 7.7% continued
Seminole County Water & Sewerage
Revenue Bonds (MBIA-IBC Insured),
Prerefunded,
5.38%, 10/1/09	$2,000	$2,121
Tallahassee Blueprint 2000
Intergovernmental Agency Revenue
Bonds (MBIA Insured),
5.00%, 10/1/14	500	539
Tampa Bay Water Utility System Revenue
Bonds, Series B (FGIC Insured),
5.00%, 10/1/08	500	508

		13,322

Georgia - 3.7%
Coweta County Development Authority
Revenue Bonds, Newnan Water &
Sewerage Project (AMBAC Insured),
Prerefunded,
5.25%, 1/1/10	1,000	1,061
De Kalb County School District G.O.
Unlimited (State Aid Withholding),
5.00%, 2/1/11	1,000	1,064
Georgia State Road & Tollway Authority
Revenue Bonds, Federal Highway Grant
Anticipation Bonds, Series A
(FSA Insured), (1)
5.00%, 6/1/13	3,000	3,264
Gwinnett County Water & Sewerage
Authority Revenue Bonds
(County Gtd.), Prerefunded,
5.00%, 8/1/12	1,000	1,086

		6,475

Hawaii - 0.7%
Hawaii State G.O. Unlimited Bonds,
Series CU (MBIA Insured), Prerefunded,
5.50%, 10/1/10	1,165	1,252

Idaho - 0.4%
University of Idaho Adjustable Revenue
Refunding Bonds, Series A
(FSA Insured),
4.38%, Mandatory Put 4/1/11	750	774

Illinois - 4.7%
Arlington Heights G.O.
Unlimited Refunding Bonds, Series A,
4.00%, 12/1/08	300	304
Illinois State G.O. Unlimited Bonds,
First Series (FGIC Insured),
Prerefunded,
6.00%, 1/1/10	1,600	1,701

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
Illinois - 4.7% continued
Kendall, Kane and Will Counties
Community Unit School District
No. 308 G.O. Unlimited Bonds,
Series B (FGIC Insured), Prerefunded,
5.25%, 10/1/12	$1,000	$1,099
Lake County Warren Township High
School District No. 121 Gurnee G.O.
Unlimited Refunding Bonds, Series D
(FGIC Insured), Prerefunded,
5.25%, 9/1/14	2,410	2,688
Metropolitan Pier & Exposition Authority
Dedicated TRB, McCormick Place
Expansion Project (FGIC Insured),
5.38%, 12/15/16	2,250	2,351

		8,143

Indiana - 1.8%
Indianapolis Local Public Improvement
Bond Bank Revenue Bonds, Series D,
5.25%, 1/10/15	2,430	2,645
Mount Vernon of Posey County Multi-
School Building Corp. Revenue
Bonds, First Mortgage (AMBAC
Insured-State Aid Withholding),
4.00%, 1/15/13	500	518

		3,163

Kentucky - 0.6%
Kentucky State Property & Buildings
Commission Revenue Bonds,
Series A, Project #66
(MBIA Insured), Prerefunded,
5.75%, 5/1/10	1,000	1,069

Louisiana - 1.4%
Louisiana State G.O. Unlimited Bonds,
Series A (FGIC Insured),
Prerefunded,
5.25%, 11/15/10	1,250	1,338
5.00%, 4/1/12	1,000	1,080

		2,418

Maryland - 0.6%
Montgomery County Public
Improvement G.O. Unlimited Bonds,
Series A,
5.00%, 5/1/12	1,000	1,085

Massachusetts - 3.5%
Massachusetts Bay Transportation
Authority Revenue Bonds, Series A,
Prerefunded,
5.00%, 7/1/14	2,740	3,032

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   57   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
Massachusetts - 3.5% continued
Massachusetts State G.O.
Unlimited Refunding Bonds, Series A
(MBIA Insured),
5.00%, 8/1/11	$1,500	$1,610
Massachusetts State Refunding G.O.
Unlimited, Series A,
6.00%, 11/1/11	1,275	1,414

		6,056

Michigan - 2.3%
Charles Stewart Mott Community College
G.O. Unlimited Bonds,
Building & Improvement
(FGIC Insured), Prerefunded,
5.50%, 5/1/10	1,775	1,889
Detroit Water Supply Systems Revenue
Bonds, Series A, Senior Lien
(MBIA Insured), Prerefunded,
5.25%, 7/1/13	1,000	1,110
East Lansing School District G.O.
Unlimited Bonds, School Building &
Site (Qualified-School Bond Loan
Fund Insured), Prerefunded,
5.50%, 5/1/10	1,000	1,063

		4,062

Minnesota - 2.4%
Minneapolis-St. Paul Metropolitan
Airports Commission Airport Revenue
Bonds, Subseries B (FGIC Insured),
5.00%, 1/1/20	1,000	1,019
Minnesota Public Facilities Authority
Water PCR Bonds, Series A,
5.00%, 3/1/12	1,000	1,080
Minnesota State G.O. Unlimited Bonds,
5.00%, 8/1/09	1,000	1,038
5.00%, 8/1/09	1,000	1,038

		4,175

Mississippi - 0.3%
Mississippi State G.O.
Unlimited Refunding Bonds,
5.75%, 12/1/11	510	563

Nevada - 1.8%
Clark County Revenue Bonds,
Series A, Subordinate Lien
(MBIA Insured), Prerefunded,
6.00%, 7/1/10	550	599

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
Nevada - 1.8% continued
Clark County School District G.O.
Limited Refunding Bonds, Series A
(AMBAC Insured),
4.50%, 6/15/13	$2,000	$2,133
Nevada State Capital Improvement G.O.
Limited Bonds, Series B, Prerefunded,
5.00%, 6/1/08	400	402

		3,134

New Jersey - 4.0%
New Jersey Economic Development
Authority Revenue Bonds, Series A,
School Facilities Construction
(AMBAC Insured), Prerefunded,
5.25%, 6/15/11	1,700	1,838
New Jersey State G.O. Unlimited
Refunding Bonds, Series J
(FGIC-TCRS Insured),
5.00%, 7/15/11	1,000	1,071
New Jersey State Transit Corp. COP
Bonds, Series A (AMBAC Insured),
5.25%, 9/15/14	2,000	2,186
New Jersey Transportation Trust Fund
Authority Revenue Bonds, Series A
(FSA Insured),
3.75%, 12/15/12	1,500	1,508
New Jersey Transportation Trust Fund
Authority Revenue Bonds, Series A,
Transportation System, Prerefunded,
5.00%, 6/15/08	250	252

		6,855

New Mexico - 0.8%
Albuquerque Water and Sewer System
Improvement Revenue Refunding
Bonds, Series A,
5.25%, 7/1/09	1,275	1,322

New York - 2.2%
New York G.O. Unlimited Bonds,
Series C,
5.25%, 8/1/11	2,000	2,142
New York State Dormitory Authority
Revenue Bonds, Series D, Supported
Debt, Unrefunded Balance 2007
(MBIA Insured),
5.00%, 8/15/08	375	379
New York State Thruway Authority
Revenue Bonds, Series A, General
Highway & Bridge Trust Fund,
5.00%, 4/1/14	1,000	1,095

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   58   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
New York - 2.2% continued
Triborough Bridge & Tunnel Authority
Subordinate Revenue Bonds,
4.00%, 11/15/08	$250	$253

		3,869

Ohio - 2.6%
Chillicothe City School District G.O.
Unlimited Bonds, School Improvement
(FGIC Insured), Prerefunded,
5.00%, 12/1/14	1,000	1,104
Cuyahoga County Capital Improvement
G.O. Limited Bonds, Prerefunded,
5.75%, 12/1/10	1,900	2,060
Ohio State Building Authority Revenue
Refunding Bonds, Series A, State
Facilities Administration Building Project
(FSA Insured),
5.00%, 4/1/09	1,000	1,032
Ohio State Public Facilities Commission
Revenue Bonds, Series II-C, Higher
Education Capital Facilities
(FSA Insured), Prerefunded,
4.38%, 6/1/08	225	226

		4,422

Oregon - 1.8%
Clackamas County School District No. 86
G.O. Unlimited Bonds (School Board
Gtd.), Prerefunded,
5.25%, 6/15/10	1,000	1,063
Multnomah Clackamas Counties School
District No. 10JT Gresham-Barlow G.O.
Unlimited Bonds (FSA Insured) (School
Bond Gtd.), Prerefunded,
5.50%, 6/15/11	1,000	1,088
Umatilla County School District No. 8R
Hermiston G.O. Unlimited Bonds
(MBIA Insured), Prerefunded,
5.20%, 6/15/09	1,000	1,041

		3,192

Pennsylvania - 1.8%
Pennsylvania State G.O. Unlimited,
Third Series,
4.50%, 12/1/12	1,000	1,020
Pennsylvania Turnpike Commission
Revenue Anticipation Notes,
Series A (AMBAC Insured),
4.00%, 10/15/09	2,000	2,021

		3,041

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
South Carolina - 1.8%
Greenville County School District
Revenue Bonds, Prerefunded,
5.50%, 12/1/12	$1,750	$1,968
South Carolina Transportation
Infrastructure Bank Revenue Bonds,
Series A (AMBAC Insured),
Prerefunded,
5.50%, 10/1/09	1,000	1,062

		3,030

Texas - 7.2%
Corpus Christi G.O. Certificates
(FSA Insured), Prerefunded,
5.75%, 3/1/11	1,000	1,089
Fort Worth G.O. Certificates
(FSA Insured), Prerefunded,
4.38%, 3/1/13	1,000	1,063
Galena Park Independent School District
G.O. Unlimited Bonds (PSF Gtd.),
Prerefunded,
5.75%, 8/15/10	300	323
Harris County Revenue Refunding Bonds
Senior Lien, Toll Road (FSA Insured),
5.38%, 8/15/09	1,000	1,043
Irving Improvement Refunding G.O.
Limited Bonds,
5.00%, 9/15/11	1,000	1,077
McKinney G.O. Limited Bonds,
Series B, Prerefunded,
5.50%, 8/15/09	400	420
North Texas Tollway Authority Revenue
Refunding Bonds, Series A, First Tier, (1)
5.00%, 1/1/12	2,000	2,094
San Antonio Electric & Gas Revenue
Bonds, Series A, Prerefunded,
5.25%, 2/1/09	225	234
San Antonio Electric & Gas Revenue
Bonds, Junior Lien,
3.63%, Mandatory Put 12/1/10	2,000	2,034
San Antonio General Improvement
Refunding G.O. Limited Bonds,
4.00%, 8/1/12	1,585	1,654
Texas State G.O. Unlimited Bonds,
Transportation Commission-Mobility Fund,
5.00%, 4/1/13	1,250	1,363

		12,394

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   59   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
Utah - 3.2%
Alpine School District G.O. Unlimited
Bonds (School Bond Gtd.),
Prerefunded,
5.25%, 9/15/11	$2,000	$2,173
University of Utah COP (MBIA Insured)
Escrowed to Maturity,
6.00%, 12/1/08	2,000	2,056
Utah State G.O. Unlimited Bonds,
Series A,
4.00%, 7/1/08	200	201
Utah State G.O. Unlimited Refunding
Bonds, Series B,
5.38%, 7/1/12	1,000	1,101

		5,531

Virginia - 1.5%
Loudoun County Public Improvement
G.O. Unlimited Bonds, Series B
(State Aid Withholding),
5.00%, 12/1/13	1,000	1,106
Virginia Public Building Facilities
Authority Revenue Bonds, Series B,
5.00%, 8/1/12	1,355	1,471

		2,577

Washington - 7.1%
Energy Northwest Electric Revenue
Refunding Bonds, Series A, (1)
5.00%, 7/1/14	3,500	3,792
Franklin County Public Utility District
No. 001 Electric Revenue Bonds
(MBIA Insured), Prerefunded,
5.63%, 9/1/12	1,000	1,113
King County School District No. 403
Renton G.O. Unlimited Refunding
Bonds, Prerefunded,
5.25%, 6/1/08	500	503
King County Sewer Revenue Refunding
Bonds, Series B (FSA Insured),
5.50%, 1/1/15	1,500	1,624
Tacoma Solid Waste Utilities
Revenue Refunding Bonds
(AMBAC Insured), Prerefunded,
5.25%, 12/1/11	3,000	3,241
Washington State G.O. Unlimited Bonds,
Series C, Various Purpose
(FGIC Insured),
5.25%, 1/1/19	2,000	2,059

		12,332

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 81.2% continued
Wisconsin - 0.6%
Wisconsin State G.O. Unlimited,
Series F (FSA Insured), Prerefunded,
5.50%, 5/1/12	$1,000	$1,101

Total Municipal Bonds

(Cost $139,156)		140,676

	NUMBER OF	VALUE
	SHARES	(000S)
INVESTMENT COMPANY - 4.6%
AIM Tax-Free Cash Reserve Portfolio	8,003,661	8,004

Total Investment Company

(Cost $8,004)		8,004

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 18.9%
Alexandria IDA Revenue Refunding
VRDB, Goodwin House (Wachovia
Bank N.A. LOC),
1.10%, 4/1/08	$800	800
Arizona Health Facilities Authority
Revenue VRDB, Series A, Banner Health
(MBIA Insured),
2.65%, 4/2/08	300	300
California State Department of Water
Resources Power Supply Revenue
VRDB, Series B-2 (BNP Paribas LOC),
1.20%, 4/1/08	600	600
Chemung County Industrial Development
Agency Civic Facilities Revenue VRDB,
Series A, Elmira College Project
(JP Morgan Chase Bank LOC),
2.28%, 4/3/08	3,400	3,400
Connecticut State Health & Educational
Facilities Authority Adjustable Revenue
Bonds, Series T-1, Yale University,
0.80%, 4/1/08	1,500	1,500
Everett Public Facilities District Project
Revenue VRDB,
1.33%, 4/1/08	2,000	2,000
Gainesville Utilities Systems Revenue
VRDB, Series A,
2.00%, 4/2/08	200	200

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   60   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 18.9% Continued
Illinois Finance Authority Revenue
VRDB, Series B-1, Northwestern
Memorial Hospital,
1.35%, 4/1/08	$600	$600
Illinois Finance Authority Revenue
VRDB, Series B-2, Northwestern
Memorial Hospital,
1.30%, 4/1/08	300	300
Iowa Finance Authority Health Care
Facilities Revenue VRDB, Care Initiatives
Project (KBC Bank N.V. LOC),
1.33%, 4/1/08	770	770
Jacksonville PCR Daily Refunding Bonds,
Florida Power and Light Co. Project,
1.18%, 4/1/08	400	400
Kansas Development Finance Authority
Revenue VRDB, Series BB, VLG Shalom
Obligation Group
(Sovereign Bank FSB LOC),
2.06%, 4/3/08	775	775
Los Angeles Department of Water &
Power Waterworks Revenue VRDB,
Subseries B-1,
1.60%, 4/3/08	350	350
Loudoun County IDA Revenue VRDB,
Series E, Howard Hughes Medical
Center,
1.95%, 4/2/08	1,900	1,900
Lower Neches Valley Authority
Industrial Development Corp.
Exempt Facilities Revenue
Refunding VRDB, Series A,
Exxonmobil Project,
0.90%, 4/1/08	1,100	1,100
Lufkin Health Facilities Development
Corp. Revenue Refunding VRDB,
Memorial Health System (Wachovia
Bank N.A. LOC),
1.40%, 4/1/08	1,000	1,000
Massachusetts Development Finance
Agency Revenue VRDB, Series B-1,
Harvard University,
0.95%, 4/1/08	2,700	2,700
Michigan State Hospital Finance
Authority Revenue Refunding VRDB,
Series A, Crittenton Hospital
(Comerica Bank LOC),
1.69%, 4/1/08	2,000	2,000

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 18.9% continued
Minneapolis & St. Paul Housing &
Redevelopment Authority Healthcare
System Revenue VRDB, Series A,
Childrens Hospital Clinics
(FSA Insured),
1.33%, 4/1/08	$1,200	$1,200
Missouri State Health & Educational
Facilities Authority Revenue VRDB,
Series B, St. Louis University,
1.33%, 4/1/08	400	400
Montana Facility Finance Authority
Revenue VRDB, Series A,
Sister of Charity,
1.30%, 4/1/08	900	900
Parma Hospital Improvement Revenue
VRDB, Series C, Parma Community
General Hospital (JP Morgan Chase
Bank LOC),
2.27%, 4/3/08	2,000	2,000
Rockford Adjustable Revenue Bonds,
Wesley Willows Obligation
(M&I Marshall Ilsley LOC),
1.23%, 4/1/08	1,920	1,920
Sevier County Public Building
Authority Adjustable Revenue Bonds,
Series IV-3, Local Government Public
Improvement (FSA Municipal
Government Insured),
1.40%, 4/1/08	2,000	2,000
Texas Water Development Board Revenue
Refunding VRDB, Sub Lien Series A,
State Revolving,
1.25%, 4/1/08	2,800	2,800
Valdez Marine Term Revenue Refunding
Bonds, Series A,
Exxon Pipeline Co. Project,
0.90%, 4/1/08	200	200
Wayne Charter County Economic
Development Corp. Limited Obligation
Revenue VRDB, University Detroit Jesuit
Project (Allied Irish Bank PLC LOC),
2.27%, 4/3/08	600	600

Total Short-Term Investments

(Cost $32,715)		32,715

Total Investments - 104.7%

(Cost $179,875)		181,395
Liabilities less Other Assets - (4.7)%		(8,209)

NET ASSETS - 100.0%		$173,186
(1)   When-Issued Security

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   61   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2008

Percentages shown are based on Net Assets.
At March 31, 2008, industry sectors (unaudited) for the Short-Intermediate Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	6.2%
General Obligation	23.1
Medical	6.3
School District	10.3
Transportation	14.6
Utilities	8.1
All other sectors less than 5%	31.4

Total	100.0%

At March 31, 2008, the credit quality distribution (unaudited) for the Short- Intermediate Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	58.4%
AA	16.1
A	4.1
SP1/MIG1	3.6
Cash and Equivalents	17.8

Total	100.0%

*   Standard & Poor’s Rating Services

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   62   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND	MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2%
Alabama - 0.8%
Alabama Public School & College
Authority Capital Improvement
Revenue Bonds,
5.00%, 12/1/24	$5,750	$5,909

Arizona - 2.1%
Arizona Student Loan Acquisition
Authority Revenue Refunding Bonds,
Series A-1 (AMT)
(Student Loans Gtd.),
5.90%, 5/1/24	1,000	1,037
Maricopa County Unified School
District No. 89 Dysart G.O.
Unlimited Bonds, Series B, School
Improvement Project of 2006
(AMBAC Insured),
5.00%, 7/1/27	3,500	3,512
Maricopa County Unified School
District No. 41 Gilbert G.O.
Unlimited Bonds,
Unrefunded Balance,
6.25%, 7/1/15	235	237
Maricopa County Unified School
District No. 41 Gilbert G.O.
Unlimited Bonds, Prerefunded,
6.25%, 7/1/08	2,765	2,796
Phoenix Civic Improvement Corp.
District Capital Appreciation
Revenue Bonds,
Series B (FGIC Insured),
0.00%, 7/1/20	2,045	1,683
Phoenix Civic Improvement Corp.
Transit Excise TRB, Light Rail Project
(AMBAC Insured),
5.00%, 7/1/17	5,000	5,315

		14,580

Arkansas - 0.9%
Arkansas Development Finance
Authority SFM Revenue Bonds
(AMT), Series D, Mortgage-Backed
Securities Loan
(GNMA/FNMA Insured),
5.50%, 1/1/37	6,150	6,367

California - 15.6%
Anaheim PFA Revenue Bonds, Electric
System Distributing Facilities
(MBIA Insured), Prerefunded,
5.00%, 10/1/08	2,345	2,407

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
California - 15.6% continued
Antelope Valley Community College
District G.O. Bonds, Series B,
Election 2004 (MBIA Insured),
5.25%, 8/1/39	$2,000	$2,030
Bay Area Governments Association
Infrastructure Financing Authority
Revenue Bonds, Payment
Acceleration Notes (FGIC Insured),
5.00%, 8/1/17	5,000	5,142
Bay Area Governments Association
Infrastructure Financing Authority
Revenue Bonds, Payment
Acceleration Notes (XLCA Insured),
5.00%, 8/1/13	2,500	2,572
California State Department of Water
Resources Power Supply Revenue
Bonds, Series A,
6.00%, 5/1/14	12,000	13,244
California State Economic Recovery
G.O. Unlimited Bonds, Series A,
5.00%, 7/1/10	5,000	5,274
California State G.O. Unlimited Bonds,
5.25%, 2/1/25	3,500	3,575
California State G.O. Unlimited Bonds,
Prerefunded,
5.75%, 5/1/10	50	54
5.75%, 5/1/10	400	432
California State G.O. Unlimited Bonds,
Unrefunded Balance,
5.75%, 5/1/30	130	134
California State Public Works Board
Lease Revenue Bonds, Series A,
Department of Mental Health-
Coalinga,
5.13%, 6/1/29	3,000	2,967
California State University Systemwide
Revenue Bonds, Series C
(MBIA Insured),
5.00%, 11/1/27	5,000	5,037
Colton Joint Unified School District
Capital Appreciation G.O. Unlimited
Bonds, Series C,
Election of 2001 (FGIC Insured),
0.00%, 2/1/32	5,800	1,410
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series A, Enhanced Asset
Backed (FGIC Insured),
5.00%, 6/1/38	20,000	19,449

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   63    TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
California - 15.6% continued
Golden State Tobacco Securitization
Corp. Tobacco Settlement Revenue
Bonds, Series A,
Enhanced Asset Backed,
5.00%, 6/1/45	$6,250	$5,612
Kern High School District G.O.
Unlimited Refunding Bonds, Series A
(MBIA Insured),
6.60%, 2/1/17	1,845	2,016
6.60%, 8/1/17	1,825	1,994
Los Angeles County Sanitation Districts
Financing Authority Revenue Bonds,
Series A, Capital Project
(FSA Insured),
5.00%, 10/1/21	5,000	5,162
Los Angeles Department of Water &
Power Revenue Bonds,
Series B (FSA Insured),
5.00%, 7/1/35	2,775	2,742
Los Angeles Department of Water &
Power Waterworks Revenue Bonds,
Series C (MBIA Insured),
5.00%, 7/1/29	2,500	2,512
Menlo Park G.O. Unlimited Bonds,
5.25%, 8/1/27	1,000	1,022
Moreland School District G.O.
Unlimited Bonds, Series C,
Election of 2002 (FGIC Insured),
0.00%, 8/1/28	3,000	1,075
Orange County Sanitation District COP
(FGIC Insured), Prerefunded,
5.25%, 8/1/13	10,000	11,157
Sacramento Municipal Utility District
Electric Revenue Bonds,
Series K (AMBAC Insured),
5.25%, 7/1/24	10,000	10,309
Southern California Public Power
Authority Revenue Bonds, Series A,
Natural Gas Project No. 1,
5.00%, 11/1/33	2,000	1,805
Walnut Valley Unified School District
G.O. Unlimited Bonds, Series A
(MBIA Insured),
Escrowed to Maturity,
6.00%, 8/1/13	1,000	1,153

		110,286

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Colorado - 0.6%
Colorado Health Facilities Authority
Revenue Bonds, Portercare Adventist
Health Hospital, Prerefunded,
6.50%, 11/15/11	$1,000	$1,138
Denver City & County Special Facilities
Airport Revenue Bonds, Series A
(AMT), Rental Car Project
(MBIA Insured),
6.00%, 1/1/14	3,360	3,435

		4,573

Connecticut - 1.4%
Connecticut State Higher Education
Supplement Loan Authority Revenue
Refunding Bonds, Series A (AMT),
Family Education Loan Program
(MBIA Insured),
4.75%, 11/15/18	990	986
Connecticut State Special Tax
Obligation Revenue Bonds, Series A,
Transportation Infrastructure,
Partially Prerefunded,
7.13%, 6/1/10	8,625	9,187

		10,173

Delaware - 0.7%
Delaware State Housing Authority
Revenue Bonds (AMT), Series A,
SFM (FSA Insured),
5.80%, 7/1/35	5,110	5,311

District of Columbia - 1.4%
District of Columbia Revenue Bonds,
Gains-Georgetown University
(AMBAC Insured),
0.00%, 4/1/40	19,185	9,783

Florida - 7.5%
Crossings at Fleming Island Community
Development District Special
Assessment Revenue Refunding
Bonds, Series C,
7.05%, 5/1/15	1,300	1,316
Florida State Board of Education
Capital Outlay G.O. Unlimited
Refunding Bonds,
Escrowed to Maturity,
9.13%, 6/1/14	325	420

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS    64    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Florida - 7.5% continued
Florida State Board of Education
Capital Outlay G.O. Unlimited
Bonds, Unrefunded Balance,
9.13%, 6/1/14	$2,090	$2,456
Florida State Board of Education
Lottery Revenue Bonds, Series A
(AMBAC Insured),
5.00%, 7/1/18	5,000	5,287
Florida State Broward County G.O.
Unlimited Bonds,
Escrowed to Maturity,
10.00%, 7/1/14	15,950	20,002
Orlando Tourist Development Tax
Revenue Bonds, Series A, Senior
Sixth Contract Payments
(Assured Guaranty Insured),
5.25%, 11/1/38	3,000	2,964
Orlando Utilities Commission Water &
Electric Revenue Refunding Bonds,
Series D, Escrowed to Maturity,
6.75%, 10/1/17	7,700	9,008
Palm Beach County School Board COP
Bonds, Series B (FGIC Insured),
5.00%, Mandatory Put 8/1/11	5,000	5,143
Poinciana Community Development
District Special Assessment Bonds,
Series A,
7.13%, 5/1/31	900	919
Sunrise Utility System Revenue
Refunding Bonds, Series A
(AMBAC Insured),
5.50%, 10/1/15	4,925	5,331

		52,846

Georgia - 3.9%
De Kalb County Water & Sewer
Revenue Bonds, Series A,
5.00%, 10/1/35	10,150	10,060
Forsyth County G.O. Unlimited Bonds,
Prerefunded,
6.00%, 3/1/10	3,290	3,549
Gainesville & Hall County
Development Authority Revenue
Bonds, Series C, Senior Living
Facilities - Lanier Village,
7.25%, 11/15/29	2,000	2,121
Georgia Municipal Electric Authority
Power Revenue Bonds, Series B
(FGIC-TCRS Insured),
6.38%, 1/1/16	2,300	2,703

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Georgia - 3.9% continued
Georgia State G.O. Unlimited Bonds,
Series G,
5.00%, 12/1/20	$5,000	$5,381
Private Colleges & Universities
Authority Student Housing Revenue
Bonds, Series A,
Mercer Housing Corp. Project,
6.00%, 6/1/21	1,000	1,030
Walton County Water & Sewer
Authority Revenue Bonds,
Oconee Hard Creek Residence
Project (FSA Insured), (1)
5.00%, 2/1/38	2,500	2,484

		27,328

Illinois - 6.8%
Bolingbrook Capital Appreciation
G.O. Unlimited Bonds, Series B
(MBIA Insured), Prerefunded,
0.00%, 1/1/09	895	239
Bolingbrook Capital Appreciation
Unrefunded Balance G.O. Unlimited
Bonds, Series B (MBIA Insured),
0.00%, 1/1/33	505	119
Chicago O’Hare International Airport
Third Lien Revenue Bonds,
Series B-2 (AMT) (XLCA Insured),
6.00%, 1/1/29	11,000	11,105
Cook County Capital Improvement
G.O. Unlimited Bonds, Series C
(AMBAC Insured),
5.00%, 11/15/25	2,500	2,530
Illinois Development Finance Authority
Economic Development Revenue
Bonds, Latin School of Chicago
Project, Prerefunded,
5.60%, 8/1/08	350	354
Illinois Educational Facilities Authority
Student Housing Revenue Bonds,
Educational Advancement Fund
University Center Project,
Prerefunded,
6.00%, 5/1/12	750	844
Illinois Health Facilities Authority
Revenue Bonds, Riverside Health
System, Prerefunded,
6.00%, 11/15/12	1,000	1,127

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   65   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Illinois - 6.8% continued
Illinois Municipal Electric Agency
Power Supply Revenue Bonds,
Series A (FGIC Insured),
5.25%, 2/1/27	$5,000	$5,038
Illinois State G.O. Unlimited Bonds,
1st Series,
5.60%, 8/1/21	5,000	5,200
Kane & De Kalb Counties Community
Unit School District No.302 G.O.
Unlimited Bonds, School Building
(FSA Insured), (1)
5.50%, 2/1/28	4,000	4,175
Metropolitan Pier & Exposition
Authority Dedicated TRB,
McCormick Place Expansion Project
(FGIC Insured),
5.38%, 12/15/16	5,000	5,225
Metropolitan Pier & Exposition
Authority Dedicated TRB, Series A,
McCormick Place Expansion
(MBIA Insured),
5.25%, 6/15/42	10,000	10,045
Southwestern Illinois Development
Authority Capital Appreciation
Revenue Bonds, Local Government
Program (FSA Insured),
0.00%, 12/1/21	5,000	2,472

		48,473

Indiana - 3.5%
Franklin Township Independent School
Building Corp. Marion County First
Mortgage Revenue Bonds,
Prerefunded,
6.50%, 7/15/10	5,000	5,554
Hamilton County Independent Public
Building Corp. First Mortgage G.O.
Unlimited Bonds,
7.25%, 8/1/13	4,200	4,918
Indiana Office Building Commission
Capital Complex Revenue Bonds,
Series B (MBIA Insured),
7.40%, 7/1/15	5,620	6,772
Indianapolis Industrial Utilities District
Revenue Refunding Bonds, Series B
(FGIC Insured),
3.50%, 6/1/18	3,280	3,056

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Indiana - 3.5% continued
Indianapolis Industrial Utilities District
Revenue Refunding Bonds, Series B
(FGIC Insured),
Escrowed to Maturity,
4.00%, 6/1/08	$2,275	$2,284
Monroe County Hospital Authority
Revenue Bonds, Series B,
Bloomington Hospital Obligation
Group (FSA Insured),
6.00%, 5/1/29	2,000	2,060

		24,644

Iowa - 0.8%
Tobacco Settlement Authority of Iowa
Tobacco Settlement Revenue Bonds,
Series B, Asset Backed, Prerefunded,
5.60%, 6/1/11	5,000	5,463

Kansas - 0.2%
Wichita Hospital Improvement Facilities
Revenue Refunding Bonds, Series III,
6.25%, 11/15/18	1,685	1,806

Kentucky - 1.4%
Louisville & Jefferson County
Metropolitan Sewer District Sewer &
Drain System Revenue Bonds,
Series A (MBIA Insured),
5.50%, 5/15/34	10,000	10,154

Louisiana - 0.8%
Louisiana State G.O. Unlimited
Refunding Bonds, Series A
(MBIA Insured),
5.00%, 8/1/15	5,000	5,409

Maryland - 0.8%
Montgomery Improvement G.O.
Unlimited Bonds, Series A,
Consolidated Public Improvement,
5.00%, 5/1/18	5,000	5,476

Massachusetts - 2.9%
Massachusetts Health & Educational
Facilities Authority Revenue Bonds,
Series N, Harvard University
(G.O. of Institution Insured),
6.25%, 4/1/20	10,000	12,051
Massachusetts State Water Pollution
Abatement Revenue Bonds, Series A,
MWRA Program,
6.00%, 8/1/19	3,000	3,560

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   66   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2 % continued
Massachusetts - 2.9% continued
Massachusetts State Water Resources
Authority Revenue Refunding Bonds,
Series D (MBIA Insured G.O. of
Authority),
5.00%, 8/1/24	$5,000	$5,035

		20,646

Michigan - 1.6%
Detroit Water Supply System Revenue
Bonds, Series A, Senior Lien
(FSA Insured),
5.00%, 7/1/25	7,460	7,590
Wayne Charter County Airport
Revenue Bonds, Series B
(MBIA Insured), Prerefunded,
4.88%, 12/1/08	2,500	2,577
Wayne Charter County Revenue
Refunding Bonds, Series C
(FGIC Insured),
5.38%, 12/1/15	1,000	1,056

		11,223

Minnesota - 0.5%
Minnesota State G.O. Unlimited,
5.00%, 10/1/09	2,500	2,607
Minnesota State Housing Finance
Agency SFM Revenue Bonds,
Series A (MBIA Insured),
5.35%, 7/1/17	475	491
Minnesota State Housing Finance
Agency SFM Revenue Bonds,
Series F,
5.70%, 1/1/17	795	805

		3,903

Mississippi - 2.4%
Jackson State University Educational
Building Corp. Revenue Bonds,
Campus Facilties Project
(FSA Insured),
5.00%, Mandatory Put 3/1/15	6,000	6,400
Mississippi Home Corp. SFM Revenue
Bond, Series C-2 (AMT)
(GNMA/FNMA/FHLMC Insured),
5.40%, 6/1/38	10,000	10,325

		16,725

Missouri - 0.4%
Metro Development Agency District
Revenue Bonds, Series B, Metrolink
Cross Country Project (FSA Insured),
5.25%, 10/1/17	2,500	2,736

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
New Jersey - 2.8%
New Jersey Economic Development
Authority Revenue Bonds,
Cigarette Tax,
5.75%, 6/15/29	$5,000	$4,886
New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Atlantic City Medical, Prerefunded,
6.25%, 7/1/12	445	505
New Jersey Health Care Facilities
Financing Authority Revenue Bonds,
Unrefunded - Atlantic City Medical,
6.25%, 7/1/17	555	597
New Jersey State Turnpike Authority
Growth & Income Securities Revenue
Bonds, Series B
(AMBAC Insured),
0.00%, 1/1/35	5,000	3,429
New Jersey Transportation Trust Fund
Authority Revenue Bonds,
Series A, Transportation System
(AMBAC Insured),
5.00%, 12/15/26	10,000	10,200

		19,617

New Mexico - 0.5%
New Mexico SFM Finance Authority
Revenue Bonds, Series A (AMT)
(GNMA/FNMA/FHLMC Insured),
5.75%, 7/1/38	3,450	3,610

New York - 13.2%
Dutchess County IDA Civic Facilities
Revenue Bonds, Bard College Civic
Facilities, Prerefunded,
5.75%, 8/1/10	2,000	2,174
Metropolitan Transportation Authority
Commuter Facilities Revenue Bonds,
Series A, Prerefunded,
6.00%, 7/1/09	2,500	2,631
New York City G.O. Unlimited Bonds,
Series A-1, Fiscal 2008,
5.00%, 8/1/20	5,000	5,202
New York City G.O. Unlimited Bonds,
Series A, Unrefunded Balance,
6.00%, 5/15/30	50	53
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue Bonds, Series B,
Prerefunded,
6.00%, 6/15/10	1,940	2,110

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUL REPORT   67   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS
TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
New York - 13.2% continued
New York City Municipal Water
Finance Authority Water & Sewer
System Revenue Bonds,
Series B, Unrefunded Balance,
6.00%, 6/15/33	$1,160	$1,251
New York City Transitional Finance
Authority Revenue Bonds, Series B,
Future Tax Secured, Prerefunded,
6.00%, 5/15/10	4,000	4,341
New York City Transitional Finance
Authority Revenue Bonds, Series C,
Prerefunded,
5.50%, 5/1/10	5,000	5,369
New York City Transitional Finance
Authority Revenue Bonds, Series E,
Future Tax Secured (FGIC Insured),
5.25%, 2/1/17	5,000	5,357
New York State Dormitory Authority
Lease Revenue Bonds, Series A,
University Dormitory Facilities,
Prerefunded,
6.25%, 7/1/10	1,115	1,222
New York State Dormitory Authority
Personal Income TRB, Series C,
5.00%, 3/15/26	5,000	5,122
New York State Thruway Authority
Revenue Bonds, Series A, General
Highway & Bridge Trust Fund
(AMBAC Insured),
5.00%, 4/1/20	2,500	2,640
New York State Thruway Authority
State Personal Income TRB,
Series A,
5.25%, 3/15/21	5,000	5,385
5.00%, 3/15/24	5,000	5,152
New York State Urban Development
Corp. Revenue Refunding Bonds,
Series A, Service Contract
(FSA Insured),
5.25%, 1/1/19	10,000	11,009
Sales Tax Asset Receivables Corp.
Revenue Bonds,
Series A (MBIA Insured),
5.25%, 10/15/19	5,000	5,414
Tobacco Settlement Financing Corp.
Revenue Bonds, Series B-1C,
5.50%, 6/1/16	10,000	10,420
5.50%, 6/1/18	5,000	5,207
5.50%, 6/1/19	2,500	2,615

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
New York - 13.2% continued
Triborough Bridge & Tunnel Authority
Revenue Bonds, Series A, General
Purpose (G.O. of Authority),
5.00%, 11/15/33	$6,710	$6,690
5.00%, 11/15/37	4,000	3,975

		93,339

North Carolina - 2.0%
North Carolina State Eastern
Municipal Power Agency Power
System Revenue Bonds, Series A,
Escrowed to Maturity,
6.50%, 1/1/18	2,655	3,225
North Carolina State Eastern
Municipal Power Agency Power
System Revenue Bonds, Series D,
6.75%, 1/1/26	1,250	1,309
University of North Carolina Revenue
Bonds, Chapel Hill,
5.00%, 12/1/36	10,000	10,022

		14,556

Ohio - 1.0%
Cleveland Airport System Revenue
Bonds, Series A (AMBAC Insured),
5.00%, 1/1/23	5,000	5,070
Ohio Housing Finance Agency
Mortgage Revenue Bonds, Series C
(AMT), Residential Mortgage-
Backed Securities
(Collateralized by GNMA
Securities),
5.15%, 3/1/13	595	609
Plain Local School District G.O.
Unlimited Bonds (FGIC Insured),
Prerefunded,
6.00%, 6/1/11	810	893
Plain Local School District G.O.
Unlimited Bonds (FGIC Insured),
Unrefunded Balance,
6.00%, 12/1/25	190	200

		6,772

Oklahoma - 1.1%
McGee Creek Authority Water
Revenue Bonds (MBIA Insured),
6.00%, 1/1/13	5,145	5,504

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   68   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Oklahoma - 1.1% continued
Payne County Economic Development
Authority Student Housing Revenue
Bonds, Series A, Collegiate Housing
Foundation, Prerefunded,
6.38%, 6/1/11	$2,000	$2,223

		7,727

Oregon - 0.2%
Oregon State Housing & Community
Services Department Mortgage
Revenue Bonds, Series E,
SFM Program (FHA Mortgages
Insured),
6.15%, 7/1/30	335	339
Oregon State Housing & Community
Services Department Mortgage
Revenue Bonds, Series F,
SFM Project,
5.55%, 7/1/30	1,045	1,048

		1,387

Pennsylvania - 3.0%
Montgomery County Higher Education
& Health Authority Revenue Bonds,
Series A, Philadelphia Geriatric
Center, Prerefunded,
7.38%, 12/1/09	3,000	3,297
Pennsylvania G.O. Unlimited Bonds,
Second Series A,
5.00%, 8/1/20	5,000	5,323
Pennsylvania Housing Finance Agency
SFM Revenue Bonds,
Series 72A (AMT),
4.80%, 4/1/12	750	769
Pennsylvania State G.O. Unlimited
Bonds, Second Series
(FGIC Insured),
5.00%, 7/1/09	2,000	2,069
Pennsylvania State Higher Educational
Facilities Authority Revenue Bonds,
LaSalle University,
5.50%, 5/1/34	1,330	1,273
Pennsylvania State Higher Educational
Facilities Authority Revenue Bonds,
Series A, UPMC Health System,
6.00%, 1/15/22	1,750	1,856
Pennsylvania State Higher Educational
Facilities Authority Student Housing
Revenue Bonds, Series A, Student
Association, Inc. Project,
6.75%, 9/1/32	1,475	1,506

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Pennsylvania - 3.0% continued
Philadelphia Refunding G.O. Unlimited
Bonds, Series A (FSA Insured),
5.00%, 8/1/18	$5,000	$5,393

		21,486

Puerto Rico - 3.5%
Puerto Rico Commonwealth Highway
& Transportation Authority
Transportation Revenue Bonds,
Series B, Prerefunded,
6.00%, 7/1/10	2,000	2,179
Puerto Rico Commonwealth Highway
& Transportation Authority
Transportation Revenue Bonds,
Series D, Prerefunded,
5.25%, 7/1/12	11,260	12,188
Puerto Rico Commonwealth Highway
& Transportation Authority Revenue
Refunding Bonds,
Series BB (FSA Insured),
5.25%, 7/1/22	8,000	8,565
Puerto Rico Commonwealth Public
Improvement, Refunding G.O.
Unlimited Bonds, Series A
(FGIC Insured),
5.50%, 7/1/22	2,000	2,046

		24,978

Rhode Island - 0.5%
Rhode Island State Economic
Development Corp. Airport Revenue
Bonds, Series B (FGIC Insured),
Prerefunded,
6.50%, 7/1/10	3,000	3,300

South Carolina - 1.1%
South Carolina Housing Finance &
Development Authority Mortgage
Revenue Bonds, Series C-2 (AMT)
(FSA Insured, FHA/VA Gtd.),
5.50%, 7/1/37	6,500	6,727
South Carolina Transportation
Infrastructure Bank Revenue Bonds,
Series A (AMBAC Insured),
Prerefunded,
5.50%, 10/1/09	1,250	1,328

		8,055

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   69   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Tennessee - 1.5%
Tennessee Housing Development
Agency Revenue Bonds (AMT)
Homeownership Program Issue 3
(G.O. of Agency Insured),
5.50%, 7/1/38	$10,000	$10,345

Texas - 3.2%
Beaumont Independent School District
G.O. Unlimited Bonds, School
Building (PSF Gtd.),
5.25%, 2/15/27	1,000	1,030
Birdville Independent School District
Capital Appreciation G.O. Unlimited
Bonds (PSF Gtd.), Prerefunded,
0.00%, 2/15/10	1,795	944
Harris County Health Facilities
Development Corp. Revenue Bonds,
Series A, Christus Health (MBIA
Insured), Escrowed to Maturity,
5.50%, 7/1/09	180	188
Houston Utilities System Revenue
Refunding Bonds, Series B, First Lien
(FSA, FGIC Insured),
5.00%, 11/15/31	5,500	5,469
Leander Independent School District
School Building Capital
Appreciation Refunding G.O.
Unlimited Bonds (PSF Gtd.),
0.00%, 8/15/37	16,820	3,040
Lewisville Independent School District
G.O. Unlimited Refunding Bonds
(PSF Gtd.),
5.25%, 8/15/18	5,000	5,442
Parker County Hospital District Revenue
Bonds, Campbell Health System,
Prerefunded,
6.25%, 8/15/09	1,000	1,078
Sam Rayburn Municipal Power Agency
Revenue Refunding Bonds,
6.00%, 10/1/16	1,000	1,034
6.00%, 10/1/21	1,250	1,289
Texas State Veterans Housing
Assistance G.O. Unlimited Bonds,
Series C (AMT), Fund II,
6.10%, 6/1/21	3,000	3,075

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS - 92.2% continued
Texas - 3.2% continued
Waxahachie Independent School
District Capital Appreciation G.O.
Unlimited Bonds (PSF Gtd.),
Unrefunded Balance,
0.00%, 8/15/16	$240	$151
0.00%, 8/15/23	190	73
0.00%, 8/15/28	305	84
0.00%, 8/15/30	320	77

		22,974

Washington - 1.6%
Washington State G.O. Unlimited
Bonds, Series B & AT-7,
6.40%, 6/1/17	5,200	6,085
Washington State G.O. Unlimited
Bonds, Series B,
Motor Vehicle Fuel Tax,
5.00%, 7/1/26	5,000	5,088

		11,173

Total Municipal Bonds

(Cost $644,692)		653,133

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANIES - 2.6%
AIM Tax-Free Cash Reserve Portfolio	5,608,250	5,608
Dreyfus Tax-Exempt Cash Management Fund	32,039	32
Lehman Brothers Institutional Liquidity Funds - Tax-Exempt Portfolio	12,656,267	12,656

Total Investment Companies

(Cost $18,296)		18,296

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 3.1%
Alexandria IDA Revenue Refunding
VRDB, Goodwin House
(Wachovia Bank N.A. LOC),
1.10%, 4/1/08	$400	400
Chemung County Industrial
Development Agency Civic Facilities
Revenue VRDB, Series A, Elmira
College Project
(JP Morgan Chase Bank LOC),
2.28%, 4/3/08	1,200	1,200

See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   70   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 3.1% continued
DuPage County Revenue VRDB,
Benedictine University Building
Project (National City Bank LOC),
2.40%, 4/3/08	$500	$500
Intermountain Power Agency Power
Supply Revenue VRDB, Series F
(AMBAC Insured),
3.40%, 6/2/08	5,000	5,000
Jackson County Economic
Development Corp. Revenue
Refunding VRDB, Series A,
Vista Grande Villa
(LaSalle Bank N.A. LOC),
1.20%, 4/1/08	4,100	4,100
Louisiana Offshore Terminal Authority
Deepwater Port Revenue Refunding
Bonds, Series A, Loop LLC Project
(SunTrust Bank LOC),
1.25%, 4/1/08	1,000	1,000
Lower Neches Valley Authority
Industrial Development Corp.
Exempt Facilities Revenue Refunding
VRDB, Series A, Exxonmobil Project,
0.90%, 4/1/08	200	200
Massachusetts State Health &
Educational Facilities Authority
Revenue VRDB, Series GG-1,
Harvard University,
1.75%, 4/3/08	5,000	5,000
Michigan State Hospital Finance
Authority Revenue Refunding VRDB,
Series A, Crittenton Hospital
(Comerica Bank LOC),
1.69%, 4/1/08	100	100
Montana Facility Finance Authority
Revenue VRDB, Series A,
Sister of Charity,
1.30%, 4/1/08	1,265	1,265
Palm Beach County Health Facilities
Authority Revenue VRDB, Bethesda
Healthcare Systems Project
(SunTrust Bank LOC),
1.25%, 4/1/08	1,100	1,100
Platte County PCR Adjustable Rate
Revenue Bonds, Series A, Tri-State
G&T (National Rural Utilities Finance
LOC),
1.45%, 4/1/08	1,000	1,000

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 3.1% continued
Tarrant County Health Facilities
Development Corp. Revenue VRDB,
Series A, Adventist/Sunbelt
(SunTrust Bank LOC),
2.05%, 4/3/08	$390	$390
Washington State Housing Finance
Commission Nonprofit Housing
Revenue Refunding VRDB, Emerald
Heights Project
(Bank of America N.A. LOC),
2.10%, 4/1/08	100	100
Washington State Housing Finance
Nonprofit Commission Revenue
VRDB, Seattle Art Museum Project
(Allied Irish Bank PLC LOC),
1.13%, 4/1/08	600	600

Total Short-Term Investments

(Cost $21,955)		21,955

Total Investments - 97.9%

(Cost $684,943)		693,384
Other Assets less Liabilities - 2.1%		14,975

NET ASSETS - 100.0%		$708,359
(1) When-Issued Security
Percentages shown are based on Net Assets.
At March 31, 2008, industry sectors (unaudited) for the Tax-Exempt Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Agriculture	7.0%
General Obligation	13.8
Higher Education	10.5
Power	7.2
School District	5.5
Single Family House	5.8
Transportation	10.8
Utilities	9.7
All other sectors less than 5%	29.7

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   71   TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued	MARCH 31, 2008

At March 31, 2008, the credit quality distribution (unaudited) for the Tax-Exempt Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	%
AAA	57.8%
AA	24.4
A	8.4
BBB	2.5
Not Rated	0.8
SP1/MIG1	1.4
Cash and Equivalents	4.7

Total	100.0%

*    Standard & Poor’s Rating Services
See Notes to the Financial Statements.
TAX-EXEMPT FIXED INCOME FUNDS   72   NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2008

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 39 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (collectively, the “Funds”) are separate investment portfolios of the Trust, all of which are diversified portfolios except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. The Short-Intermediate Tax-Exempt Fund commenced investment operations on August 22, 2007. Each of the Funds is presented herein.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. (“PFPC”) serve as the Trust’s co-administrators, and Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES – Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 p.m. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS – Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES – Certain Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. The aggregate market value of securities segregated to cover the commitment was approximately $21,414,000, $11,653,000, $90,781,000, $27,813,000 and $123,738,000 for the California Intermediate Tax-Exempt, California Tax-Exempt, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt and Tax-Exempt Funds, respectively. When-issued securities at March 31, 2008, if any, are noted in each of the Fund’s Schedule of Investments and in aggregate, each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME – Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2008. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Cost of investments includes amortization of premiums and accretion of discounts.

E) EXPENSES – Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS – Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION	PAYMENT
	FREQUENCY	FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

G) FEDERAL INCOME TAXES – No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2007, through the fiscal year ended March 31, 2008, the following Funds incurred net capital losses for which the Fund intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
Arizona Tax-Exempt	$58
California Intermediate Tax-Exempt	395
California Tax-Exempt	208
High Yield Municipal	1,426
Tax-Exempt	3,811

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2008

At March 31, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

	MAR. 31,	MAR. 31,	MAR. 31,	MAR. 31,	MAR. 31,	MAR. 31,	MAR. 31,
Amounts in thousands	2009	2010	2011	2013	2014	2015	2016
Arizona Tax-Exempt	$—	$—	$—	$—	$—	$—	$174
California Intermediate Tax-Exempt	—	—	—	—	—	—	396
California Tax-Exempt	—	—	—	—	—	—	123
High Yield Municipal	531	535	107	513	184	358	2,584
Intermediate Tax-Exempt	—	—	—	—	—	—	1,004
Tax-Exempt	—	—	—	—	—	—	2,921

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2008, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED

	TAX-EXEMPT	ORDINARY	UNREALIZED
Amounts in thousands	INCOME	INCOME*	GAINS/(LOSSES)
Arizona Tax-Exempt	$55	$1	$566
California Intermediate Tax-Exempt	94	—	90
California Tax-Exempt	101	2	981
High Yield Municipal	350	—	(24,953)
Intermediate Tax-Exempt	569	1	(30)
Short-Intermediate Tax-Exempt	59	46	1,520
Tax-Exempt	470	—	8,394

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY	LONG-TERM
Amounts in thousands	INCOME	INCOME*	CAPITAL GAINS
Arizona Tax-Exempt	$2,361	$109	$216
California Intermediate Tax-Exempt	4,558	25	50
California Tax-Exempt	4,921	172	618
High Yield Municipal	15,748	21	—
Intermediate Tax-Exempt	24,058	1,604	—
Short-Intermediate Tax-Exempt	2,021	—	—
Tax-Exempt	25,089	1,549	443

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2007, was as follows:

	DISTRIBUTIONS FROM

	TAX-EXEMPT	ORDINARY	LONG-TERM
Amounts in thousands	INCOME	INCOME*	CAPITAL GAINS
Arizona Tax-Exempt	$2,051	$150	$148
California Intermediate Tax-Exempt	3,144	25	73
California Tax-Exempt	4,022	193	282
High Yield Municipal	11,597	20	—
Intermediate Tax-Exempt	20,568	1,855	3,490
Tax-Exempt	20,605	2,523	2,796

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of March 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

resulting from the adoption of this Interpretation on the Funds’ financial statements.

3. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 31, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At March 31, 2008, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year ended March 31, 2008.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year or period ended March 31, 2008, the investment adviser agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during this period were as follows:

	ANNUAL	EXPENSE
	ADVISORY FEES	LIMITATIONS
Arizona Tax-Exempt	0.55%	0.75%
California Intermediate Tax-Exempt	0.55%	0.75%
California Tax-Exempt	0.55%	0.75%
High Yield Municipal	0.65%	0.85%
Intermediate Tax-Exempt	0.55%	0.75%
Short-Intermediate Tax-Exempt	0.50%	0.70%
Tax-Exempt	0.55%	0.75%

The reimbursements described above are voluntary and may be modified or terminated at any time.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds pay the co-administration fees to NTI, which in turn pays a portion of these fees to PFPC for its services.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2008

5. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

	U.S.		U.S.
Amounts in thousands	GOVERNMENT	OTHER	GOVERNMENT	OTHER
Arizona Tax-Exempt	$ —	$55,906	$ —	$36,171
California Intermediate Tax-Exempt	—	96,995	—	66,976
California Tax-Exempt	—	85,089	—	59,100
High Yield Municipal	—	151,602	—	84,880
Intermediate Tax-Exempt	—	1,694,401	—	1,557,729
Short-Intermediate Tax-Exempt	—	148,764	—	9,122
Tax-Exempt	—	1,811,842	—	1,619,081

At March 31, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

	UNREALIZED	UNREALIZED	NET APPRECIATION	COST BASIS
Amounts in thousands	APPRECIATION	DEPRECIATION	(DEPRECIATION)	OF SECURITIES
Arizona Tax-Exempt	$1,724	$(1,158)	$566	$68,766
California Intermediate Tax-Exempt	1,918	(1,828)	90	139,375
California Tax-Exempt	3,846	(2,865)	981	130,971
High Yield Municipal	4,051	(29,004)	(24,953)	399,820
Intermediate Tax-Exempt	7,950	(7,980)	(30)	757,119
Short-Intermediate Tax-Exempt	1,872	(352)	1,520	179,875
Tax-Exempt	16,098	(7,704)	8,394	684,990

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2008

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

		PROCEEDS	SHARES FROM	REINVESTMENT		PAYMENTS	NET	NET
	SHARES	FROM	REINVESTED	OF	SHARES	FOR SHARES	INCREASE	INCREASE
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Arizona Tax-Exempt	2,922	$29,727	60	$607	(1,160)	$(11,796)	1,822	$18,538
California Intermediate Tax-Exempt	6,280	63,346	45	461	(3,170)	(31,952)	3,155	31,855
California Tax-Exempt	5,049	54,236	107	1,154	(2,819)	(30,321)	2,337	25,069
High Yield Municipal	23,168	218,067	226	2,140	(13,282)	(124,704)	10,112	95,503
Intermediate Tax-Exempt	26,548	268,136	350	3,540	(15,011)	(151,257)	11,887	120,419
Short-Intermediate Tax-Exempt	18,690	188,496	9	94	(1,674)	(16,970)	17,025	171,620
Tax-Exempt	26,008	268,573	453	4,674	(12,307)	(127,045)	14,154	146,202

Transactions in capital shares for the fiscal year ended March 31, 2007, were as follows:

		PROCEEDS	SHARES FROM	REINVESTMENT		PAYMENTS	NET	NET
	SHARES	FROM	REINVESTED	OF	SHARES	FOR SHARES	INCREASE	INCREASE
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Arizona Tax-Exempt	1,336	$13,787	58	$598	(1,292)	$(13,313)	102	$1,072
California Intermediate Tax-Exempt	5,499	56,136	34	338	(1,804)	(18,375)	3,729	38,099
California Tax-Exempt	4,119	45,103	71	771	(2,372)	(25,956)	1,818	19,918
High Yield Municipal	13,882	136,495	208	2,050	(5,735)	(56,225)	8,355	82,320
Intermediate Tax-Exempt	18,962 *	194,191 *	619	6,311	(11,676)	(119,278)	7,905	81,224
Tax-Exempt	16,294	170,960	692	7,262	(6,996)	(73,417)	9,990	104,805

*	Due to the acquisition of the Florida Intermediate Tax-Exempt Fund by the Intermediate Tax-Exempt Fund, these numbers include assets received in connection with the Fund’s acquisition of approximately 3,865,000 in shares sold and $39,846,000 in proceeds from shares sold.

7. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and financial disclosures, if any.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial amounts, but will require additional disclosures. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with the exception of Short-Intermediate Tax-Exempt Fund, for which we have audited the related statement of operations, statement of changes in net assets, and the financial highlights for the period from August 22, 2007 (commencement of operations) through March 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 28, 2008

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2008 (UNAUDITED)

CAPITAL GAIN DISTRIBUTIONS – The following Funds made capital gain distributions in December 2007, and hereby designate these long-term capital gain distributions as follows (per share):

LONG-TERM
CAPITAL GAIN
FUND	15%
Arizona Tax-Exempt	$0.0346
California Intermediate Tax-Exempt	0.0039
California Tax-Exempt	0.0520
Tax-Exempt	0.0067

EXEMPT-INTEREST DIVIDENDS – During the fiscal year ended March 31, 2008, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt – 98.81%, California Intermediate Tax-Exempt – 99.57%, California Tax-Exempt – 98.50%, High Yield Municipal Fund – 99.87%, Intermediate Tax-Exempt Fund – 99.81%, Short-Intermediate Tax-Exempt Fund – 100.00% and Tax-Exempt Fund – 100.00%.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2008 (UNAUDITED)

A Special Meeting of Shareholders of each investment portfolio (the “Funds”) of Northern Funds was held on January 29, 2008 to (1) elect eight Trustees of the Northern Funds’ Board and (2) approve an amended and restated investment advisory agreement between each Fund and its investment adviser, reflecting a change in the termination and renewal date of the agreements to June 30 of each year.

With respect to electing eight Trustees of the Northern Funds’ Board, the resulting votes are presented below:

	FOR THE NOMINEE	WITHHELD NUMBER
TRUSTEE	NUMBER OF SHARES	OF SHARES
William L. Bax	13,290,559,030.11	16,644,783.46
Edward J. Condon Jr.	13,289,553,984.79	17,649,828.78
Sharon Gist Gilliam	13,288,573,006.00	18,630,807.57
Sandra Polk Guthman	13,296,446,195.20	10,757,618.37
Michael E. Murphy	13,295,751,338.49	11,452,475.08
Mary Jacobs Skinner	13,296,487,955.87	10,715,857.70
Richard P. Strubel	13,290,923,562.92	16,280,250.65
Casey Sylla	13,295,547,845.97	11,655,967.60

With respect to approving an amended and restated investment advisory agreement, the resulting votes are presented below:

	NUMBER OF SHARES

FUND NAME	FOR	AGAINST	ABSTAIN
Arizona Tax-Exempt	5,128,672.87	985.99	55,419.09
California Intermediate Tax-Exempt	12,085,605.68	—	189,874.59
California Tax-Exempt	10,823,076.63	2,060.97	275,703.57
High Yield Municipal	33,262,797.86	10,507.94	2,495,751.45
Intermediate Tax-Exempt	59,840,207.98	16,521.28	1,156,195.57
Short-Intermediate Tax-Exempt	7,583,860.51	—	14,389.00
Tax-Exempt	56,518,353.94	22,726.76	2,077,083.17

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
 FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/07 - 3/31/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.75%	$1,000.00	$1,004.40	$3.77
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80 **

CALIFORNIA INTERMEDIATE TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.75%	$1,000.00	$1,003.20	$3.77
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80 **

CALIFORNIA TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.75%	$1,000.00	$996.40	$3.75
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80 **

HIGH YIELD MUNICIPAL

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.85%	$1,000.00	$956.90	$4.17
Hypothetical	0.85%	$1,000.00	$1,020.81	$4.31 **

INTERMEDIATE TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.75%	$1,000.00	$1,012.90	$3.78
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80 **

SHORT-INTERMEDIATE TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.70%	$1,000.00	$1,028.60	$3.56
Hypothetical	0.70%	$1,000.00	$1,021.56	$3.55 **

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2008 (UNAUDITED)

TAX-EXEMPT

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	0.75%	$1,000.00	$1,001.50	$3.76
Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80 **

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2008

 EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA	American Capital Access
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Authority
FHLMC	Freddie Mac
FNMA	Fannie Mae
FSA	Financial Security Assurance
FSB	Federal Savings Bank
GNMA	Government National Mortgage Association
G.O.	General Obligation
Gtd.	Guaranteed
IBC	Insured Bond Certificates
IDA	Industrial Development Authority
IDR	Industrial Development Revenue
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
SFM	Single Family Mortgage
TCRS	Transferable Custodial Receipts
TRB	Tax Revenue Bonds
VA	Veterans Administration
VRDB	Variable Rate Demand Bonds
XLCA	XL Capital Assurance

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, for floating rate securities, the current reset rate or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2008 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of March 31, 2008, each Trustee oversaw a total of 61 portfolios in the Northern Funds Complex — Northern Funds offers 39 portfolios and Northern Institutional Funds offers 22 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

 NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
William L. Bax Age: 64 Trustee since 2005
• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;
• Director of Big Shoulders Fund since 1997;
• Director of Children’s Memorial Hospital since 1997;
• Trustee of DePaul University since 1998;
• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;
• Director of Andrew Corporation from 2006 to 2007.
• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee since 2000
• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;
• Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;
• Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
• Member and Director of the Illinois Venture Capital Association since 2001;
• Trustee at Dominican University from 1996 to 2005;
• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;
• Member of the Board of Governors of The Metropolitan Club since 2003;
• Member of the Advisory Board of AAVIN Equity Partners since 2005;
• Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;
• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;
• Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.
• None

Sharon Gist Gilliam Age: 64 Trustee since 2001
• CEO of Chicago Housing Authority from 2006 to 2007;
• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005;
• Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present.
• None

Sandra Polk Guthman Age: 64 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
 TRUSTEES AND OFFICERS continued

 NON-INTERESTED TRUSTEES continued

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Michael H. Moskow Age: 70 Trustee since 2008
• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;
• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;
• Director of Commonwealth Edison since 2007.
• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.

Michael E. Murphy Age: 71 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 68 Trustee since 2000 and Chairman since 2008
• Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;
• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.
• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 64 Trustee since 2008
• Chief Investment Officer, The Allstate Corporation from January to July, 2002;
• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;
• Chairman and President of the Allstate Financial Group from 2002 to 2007;
• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;
• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.
• GATX Corporation.

 INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Mary Jacobs Skinner, Esq.(3) Age: 50 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2008 (UNAUDITED)

 OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 50 50 South LaSalle Street Chicago, IL 60603 President since 2000
• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000
• Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 51 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004
• Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008
• Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Brian P. Ovaert Age: 46 50 Bank Street Canary Wharf London, E145NT Assistant Treasurer since 2005
• Executive Vice President and Regional Head of Operations for Europe, the Middle East and Africa at The Northern Trust Company since April 1, 2007; Head of Worldwide Fund Administration at The Northern Trust Company overseeing Fund Accounting, Transfer Agent and Fund Administration functions from 1997 to March 2007; Treasurer of the Trust from 2002 to 2005.

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007
• Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Diana E. McCarthy, Esq. Age: 56 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Linda J. Hoard, Esq. Age: 60 99 High Street, 27th Floor Boston, MA 02110 Assistant Secretary since 1999	• Senior Counsel and Senior Vice President at PFPC Inc. since 1998.

(1)	Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS
 APPROVAL OF ADVISORY AGREEMENT

The Trustees oversee the management of Northern Funds (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Funds with Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”).

The Advisory Agreement was recently amended to reset the termination date to June 30. The resetting of the termination date was approved by the shareholders of the Funds at a Special Meeting held on January 29, 2008. In conjunction with the change in the termination date, the Board of Trustees determined that the annual contract renewal meeting should be moved from February to May. Because applicable regulations require annual approval of advisory agreements, the Advisory Agreement was re-approved on an interim basis with respect to all of the Funds by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on February 15, 2008 (the “Meeting”). The interim approval of the Advisory Agreement was for the period from March 31, 2008, the original termination date of the agreement, to June 30, 2008, the new termination date of the agreement.

In preparation for the Trustees’ consideration of the Advisory Agreement at the Meeting, the Trustees received written materials and oral presentations relating to the Advisory Agreement. At the meeting, the Trustees considered the Investment Adviser’s oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meeting without employees of the Investment Adviser present.

In evaluating the Advisory Agreement, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. Both in meetings specifically dedicated to the interim review of the Advisory Agreement and meetings held during the year, the Trustees received materials relating to the Investment Adviser’s investment management services. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) general investment outlooks in the markets in which the Funds invest; (iii) compliance reports; and (iv) expenses borne by the Funds.

The Trustees reviewed information on the following topics for all of the Funds: the Investment Adviser’s profitability; the qualifications of the Investment Adviser and its affiliates to provide services to the Funds; and policies adopted by the Investment Adviser regarding brokerage, trade allocations and other matters.

Specifically in connection with the Trustees’ approval of the Advisory Agreement, the Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the Funds’ investment performance over different time periods and compared to their respective benchmarks and Lipper and Morningstar categories; (iii) the scope and depth of the Investment Adviser’s resources; (iv) the investment advisory fees charged by the Investment Adviser to the Investment Adviser’s other institutional accounts; (v) the Investment Adviser’s staffing for the Funds and the experience of the portfolio managers and other personnel; (vi) the Investment Adviser’s financial resources and their ability to attract and retain portfolio management talent; (vii) the fees paid by the Funds to the Investment Adviser and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (viii) the benefits received by the Investment Adviser and its affiliates from their relationships with the Funds. In addition, the Trustees considered the Investment Adviser’s willingness to meet separately with representatives of the Board of Trustees in preparation for the Meeting and to provide information requested by the Trustees.

In connection with their approval of the Advisory Agreement for each of the Funds, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ custodian, transfer agent and co-administrator. The Trustees also considered that many of the Funds’ shareholders had other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit, and had committed, substantial financial and other resources to the operations of the Funds and was able to provide quality services to the Funds. The Trustees also discussed the Adviser’s continued commitments to address the regulatory compliance requirements that were applicable to the Funds and the continued involvement of internal audit in reviewing operations related to the Funds. The Trustees also noted the number of initiatives undertaken by the Trust’s Chief Compliance Officer (“CCO”) during the year to strengthen the Funds’ compliance program. In connection with compliance,

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2008 (UNAUDITED)

the Trustees noted the frequent and substantial reports made by the Trust’s CCO at Board meetings throughout the year. Finally, the Trustees considered the Investment Adviser’s responsiveness to their requests for information, including, but not limited to, in connection with the in-depth performance reports discussed below.

The Trustees also considered the investment performance of the Funds. In this regard, the Trustees considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. They also compared the investment performance of the Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings and ratings issued by third parties. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the applicable periods, information on the Funds’ investment performance was provided for one, three, five and ten years. The Trustees considered the Funds’ investment performance in light of the investment benchmarks, objectives and credit parameters applicable to the Funds and the investor base the Funds are intended to serve. In addition, the Trustees reviewed the consistency of the Investment Adviser’s investment approach for the Funds and changes made throughout the year to investment personnel to address performance issues. In this regard, the Trustees believed that the in-depth performance reviews on certain Funds requested by the Trustees and provided by the Investment Adviser had assisted them in evaluating performance issues and that these reviews had also resulted in improved performance in most of the Funds that were subject to the reviews.

Based on the information received, the Trustees believed that the California Intermediate Tax-Exempt, California Tax-Exempt and Arizona Tax-Exempt Funds had performance that was competitive with or exceeded their Lipper universe’s performance for all time periods, even though these Funds lagged their benchmarks. The Short-Intermediate Tax-Exempt Fund was new, but for the three-month period its performance also exceeded most of its Lipper universe. The Trustees also noted that the performance of the Intermediate Tax-Exempt Fund was in the 25th percentile of its Lipper universe for all time periods, and the Tax-Exempt Fund was in the top percentile of its Lipper universe for the one-year period and between the median and 25th percentiles for the three- and five-year periods. The High Yield Municipal Fund’s performance was in the median of its Lipper universe for the past three months and one-year period, although its longer-term performance was not as favorable and the Fund lagged its benchmark. The Trustees evaluated this performance information in light of the relative risk and other parameters of the Funds and the investor base of the Funds. The Trustees also took into consideration the extreme market volatility over the past year and credit problems caused by sub-prime loan defaults, and the effects of these events on the Funds’ performance. Overall, the Trustees concluded that the Investment Adviser was devoting appropriate resources to improve the investment performance of the Funds.

The Trustees also considered whether a consistent methodology was in place in determining the fees and expenses of the respective Funds. In addition, the Trustees considered the fees paid by the Funds to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services. With respect to economies of scale, the Trustees considered the Investment Adviser’s view that the Funds may be sharing in economies of scale through the level at which the Funds’ advisory fees are set and through the Investment Adviser’s voluntary expense caps for the Funds. In addition, the Trustees considered the amount of assets in the Funds, the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates, and the profits realized by them.

After deliberation, the Trustees concluded at the Meeting with respect to all of the Funds, that the fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its actual or projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Advisory Agreement should be approved on an interim basis and continued until June 30, 2008.

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 FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Fund management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

NOT FDIC INSURED
May lose value/No bank guarantee

2	PORTFOLIO MANAGEMENT COMMENTARY
6	STATEMENTS OF ASSETS AND LIABILITIES
7	STATEMENTS OF OPERATIONS
8	STATEMENTS OF CHANGES IN NET ASSETS
9	FINANCIAL HIGHLIGHTS
13	SCHEDULES OF INVESTMENTS
13	MULTI-MANAGER INTERNATIONAL EQUITY FUND
19	MULTI-MANAGER LARGE CAP FUND
23	MULTI-MANAGER MID CAP FUND
28	MULTI-MANAGER SMALL CAP FUND
37	NOTES TO THE FINANCIAL STATEMENTS
43	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
44	TAX INFORMATION
45	FUND EXPENSES
46	SHAREHOLDER MEETING RESULTS
47	TRUSTEES AND OFFICERS
50	APPROVAL OF ADVISORY AGREEMENT
52	FOR MORE INFORMATION

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
MULTI-MANAGER INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGEMENT COMMENTARY
Equity markets underwent a challenging past 12 months, composed of two distinct environments. During the first half of the period, we saw a continuation of trends dating from 2006, with very strong equity performance highlighted by strength in materials and industrials and exceptional returns from emerging markets. During the latter part of 2007 and into 2008, we have seen a significant change in the environment, with markets selling off broadly. During the first quarter of 2008, emerging markets fell approximately 11%. Within emerging markets, China and India, market leaders in 2007, suffered a reversal in the first quarter of 2008, falling 23.7% and 27.0% respectively.
During this volatile period, the Multi-Manager International Equity Fund provided a total return of -0.84% versus the MSCI ACWI ex-U.S. Index return of 2.15%. During the last three quarters of 2007, the Fund’s underweight exposure to emerging markets was a significant headwind to results as emerging markets continued to deliver double-digit returns. Entering 2008, trends turned favorably for the Fund’s performance, as the Fund was properly positioned for the pullback in equity markets. As a result, the Fund outperformed the Index during the first quarter of 2008 while ranking within the first quartile of its peers. Individual sub-adviser performance was within expectations.
In an effort to reduce the gap between the Fund’s exposure to emerging markets and that of the benchmark Index, we have added a passive emerging markets allocation to the Fund’s strategies. During the period, UBS Global Asset Management was added to the Fund in order to maintain exposure to the strategy put in place by Nicholas Applegate at the Fund’s inception, as the portfolio management team at Nicholas Applegate left to join UBS. In addition Oechsle International was removed as a Sub-Adviser and replaced on March 3, 2008 by William Blair & Co, LLC. We will continue to seek to combine managers who add value in their respective styles. Each time that we make a manager change, it will be made within the overall strategy of isolating the stock selection skill of managers as the primary source of value added for the Fund.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	SINCE
TOTAL RETURN	YEAR	INCEPTION

MULTI-MANAGER INTERNATIONAL EQUITY	-0.84%	9.89%

MSCI ACWI EX-U.S. INDEX	2.15	14.90

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ANDREW SMITH, CIO, NTGA
With Northern Trust since 2000

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI Ex-U.S. Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.
Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$1.5 BILLION
NET ASSET VALUE	$11.15
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS   2   NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS
MULTI-MANAGER LARGE CAP FUND
PORTFOLIO MANAGEMENT COMMENTARY
The Multi-Manager Large Cap Fund was successfully launched on October 17, 2007. The fund Seeks to provide returns in excess of the Russell 1000 Index while maintaining style characteristics similar to the Index. We have combined in one Fund multiple Sub-Advisers of varying styles and approaches with a goal of creating a style-neutral portfolio that will provide superior risk-adjusted performance over time.
Between its inception and the end of March 2008, the Fund provided a total return of -12.10% versus the Russell 1000 Index return of -13.24%. Strong stock selection has driven the Fund’s relative outperformance. In particular, holdings within the health care and consumer discretionary segments have contributed to performance. The Fund’s sector weightings detracted modestly from results. Individual sub-adviser results are within expectations. Since the Fund’s inception, we have seen a significant shift in market leadership. During the last quarter of 2007, when the Fund was launched, growth outperformed value. As we moved into 2008, however, value outperformed growth during the first quarter by a significant margin. In this volatile environment, the Fund’s style-neutral posture has allowed it to stay ahead of the broad market rather than follow the tide of any particular style.
We will continue to seek to add value by combining managers who can provide excess returns within their respective styles. In the event that we make a manager change, it will be made within the overall strategy of isolating the stock selection skill of managers as the primary source of added value for the Fund.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

SINCE
TOTAL RETURN	INCEPTION

MULTI-MANAGER LARGE CAP	-12.10%

RUSSELL 1000 INDEX	-13.24%

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ANDREW SMITH, CIO, NTGA
With Northern Trust since 2000

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Index is an unmanaged index measuring the performance of the 1,000 largest companies in the Russell 3000 Index.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NMMLCX
INCEPTION DATE	10/17/07
TOTAL NET ASSETS	$262 MILLION
NET ASSET VALUE	$8.76
DIVIDEND SCHEDULE	QUARTERLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   3   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
MULTI-MANAGER MID CAP FUND
PORTFOLIO MANAGEMENT COMMENTARY
Two distinct environments prevailed during the challenging past 12 months in the equity markets. The first half of the period saw a continuation of very strong equity market performance, particularly among materials and industrials companies. There was a shift in style leadership, as markets began to favor growth stocks over value stocks. The market environment began to change during the summer of 2007, as a credit crunch emerged and a significant period of deleveraging began. The mid-cap market began to feel the pain during the fourth quarter of 2007, when the Russell Midcap Index declined 3.6%. Market weakness has continued into 2008, with leadership changing from growth stocks back to value stocks.
The Multi-Manager Mid Cap Fund provided a total return of -7.91% during this volatile period, versus the Russell Midcap Index return of -8.92%. The Fund’s relative performance benefited from successful stock selection in the technology and health care portions of the Fund. Both of the Fund’s growth style managers have significantly outperformed their benchmarks during the past 12 months. On the value side, Sub-Adviser LSV underperformed, as their deep value style was out of favor for much of the period. As markets have pulled back and more focus has been placed on valuation, the relative performance of LSV’s portfolio has improved, and LSV outperformed during the first quarter of 2008.
We will continue to seek to combine managers who add value in their respective styles. Looking ahead, we may seek to add another value Sub-Adviser to the Fund in order to further enhance the Fund’s performance characteristics and manager roster. Any change that is made will be within the overall strategy of isolating the stock selection skill of managers as the primary source of value added for the Fund.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	SINCE
TOTAL RETURN	YEAR	INCEPTION

MULTI-MANAGER MID CAP	-7.91%	2.10%

RUSSELL MIDCAP INDEX	-8.92	4.24

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ANDREW SMITH, CIO, NTGA
With Northern Trust since 2000

GROWTH OF A $10,000 INVESTMENT

The Russell Midcap Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000 Index.
Mid-sized company stocks are generally more volatile than large-company stocks.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$451 MILLION
NET ASSET VALUE	$9.99
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS   4   NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS
MULTI-MANAGER SMALL CAP FUND
PORTFOLIO MANAGEMENT COMMENTARY
The past 12 months have been a challenging period in equity markets, composed of two distinct environments. During the first half of the period, we saw a continuation of very strong equity performance driven by particular strength in materials and industrials companies. In terms of investment style, leadership shifted with markets favoring growth stocks over value stocks. During the summer of 2007, the market environment began to change, with signs of a credit crunch and as a significant period of deleveraging emerged. Equity markets began to be impacted during the third and fourth quarters of 2007, when the Russell 2000 Index declined 3.1% and 4.6%, respectively. Market weakness has continued into 2008, with leadership changing from growth stocks back to value stocks.
Within this volatile period, the Multi-Manager Small Cap Fund provided a total return of -16.80% versus the Russell 2000 Index return of -13.00%. Much of the Fund’s relative weakness was driven by performance in the fourth quarter of 2007 and the first quarter of 2008. Stock selection in the financial sector was a primary driver of underperformance, particularly the Fund’s holdings among commercial banks. Performance in the industrials sector was also a drag on results. On the positive side, performance of the Fund’s technology-related holdings was very strong. Among sub-advisers, Goldman Sachs struggled significantly during the period, primarily during the second half of 2007. This was broadly consistent with the results of quantitative based strategies.
We made one manager change in the Fund during the year. NorthPointe Capital Management was terminated as a Sub-Adviser in August 2007, and in November 2007 Copper Rock Capital was employed as a new growth Sub-Adviser to the Fund. This change was a result of our ongoing manager due diligence and review processes. The Fund has maintained style neutrality to the Russell 2000 Index. We will continue to seek to combine managers who add value in their respective styles, and we may look to add another value Sub-Adviser to the Fund in order to further enhance the Fund’s performance characteristics. Any change that is made will be within the overall strategy of isolating the stock selection skill of managers as the primary source of value added for the Fund.

INVESTMENT PERFORMANCE
AVERAGE ANNUAL RETURNS for periods ended March 31, 2008

	ONE	SINCE
TOTAL RETURN	YEAR	INCEPTION

MULTI-MANAGER SMALL CAP	-16.80%	-2.34%

RUSSELL 2000 INDEX	-13.00	1.26

Performance reflects fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

PORTFOLIO MANAGER
ANDREW SMITH, CIO, NTGA
 With Northern Trust since 2000

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.
Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

FUND FACTS (as of 3/31/08)

TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
TOTAL NET ASSETS	$292 MILLION
NET ASSET VALUE	$8.90
DIVIDEND SCHEDULE	ANNUALLY

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT   5   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2008

	MULTI-MANAGER
Amounts in thousands,	INTERNATIONAL	MULTI-MANAGER	MULTI-MANAGER	MULTI-MANAGER
except per share data	EQUITY FUND	LARGE CAP FUND	MID CAP FUND	SMALL CAP FUND

ASSETS:
Investments, at cost (1)	$1,513,564	$278,993	$476,088	$318,890
Investments, at value (2)	$1,506,545	$265,767	$447,254	$293,834
Cash	–	–	–	36
Foreign currencies, at Value (Cost $4,199)	4,208	–	–	–
Interest income receivable	2	–	1	–
Dividend income receivable	7,090	389	524	165
Receivable for foreign tax reclaimable	523	–	–	–
Receivable for securities sold	8,056	894	1,864	2,639
Receivable for variation margin on futures contracts	124	12	66	22
Receivable for fund shares sold	2,964	1,153	2,589	2,267
Receivable from investment adviser	13	10	2	5
Unrealized gain on forward foreign currency exchange contracts	19	–	–	–
Prepaid and other assets	2	–	1	1
Total Assets	1,529,546	268,225	452,301	298,969

LIABILITIES:
Cash overdraft	140	5	7	–
Unrealized loss on forward foreign currency exchange contracts	48	–	–	–
Payable for securities purchased	23,882	5,704	1,546	6,672
Payable for fund shares redeemed	822	220	71	109
Payable to affiliates:
Investment advisory fees	311	45	77	61
Co-administration fees	43	7	13	8
Custody and accounting fees	30	6	7	8
Transfer agent fees	28	5	8	5
Trustee fees	2	–	1	1
Accrued other liabilities	51	17	40	37
Total Liabilities	25,357	6,009	1,770	6,901

Net Assets	$1,504,189	$262,216	$450,531	$292,068

ANALYSIS OF NET ASSETS:
Capital stock	$1,503,998	$280,613	$477,162	$337,181
Accumulated undistributed net investment income (loss)	2,076	9	572	(1)
Accumulated undistributed net realized gain (loss)	4,305	(5,212)	1,557	(20,124)
Net unrealized depreciation	(6,190)	(13,194)	(28,760)	(24,988)
Net Assets	$1,504,189	$262,216	$450,531	$292,068

Shares Outstanding ($.0001 par value, unlimited authorization)	134,963	29,923	45,107	32,821
Net Asset Value, Redemption and Offering Price Per Share	$11.15	$8.76	$9.99	$8.90

(1)	Amounts include cost from the Diversified Assets Portfolio of the Northern Institutional Funds of $95,029, $15,194, $3,735 and $11,810, respectively.
(2)	Amounts include value from the Diversified Assets Portfolio of the Northern Institutional Funds of $95,029, $15,194, $3,735 and $11,810, respectively.
See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   6   NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31, 2008

	MULTI-MANAGER
	INTERNATIONAL	MULTI-MANAGER	MULTI-MANAGER	MULTI-MANAGER
Amounts in thousands	EQUITY FUND	LARGE CAP FUND(3)	MID CAP FUND	SMALL CAP FUND

INVESTMENT INCOME:
Dividend income(1)	$31,350 (2)	$1,325	$6,001	$2,406
Interest income	356	96	107	69
Other income	130	17	19	28
Total Investment Income	31,836	1,438	6,127	2,503

EXPENSES:
Investment advisory fees	14,528	558	3,701	2,960
Co-administration fees	1,981	93	617	404
Custody fees	1,226	64	101	121
Accounting fees	152	15	61	47
Transfer agent fees	1,321	62	411	269
Registration fees	24	21	18	17
Printing fees	51	9	17	17
Professional fees	47	11	15	15
Trustee fees and expenses	19	3	6	6
Other	38	7	13	13

Total Expenses	19,387	843	4,960	3,869
Less expenses reimbursed by investment adviser	(236)	(98)	(25)	(102)
Less custodian credits	–	(1)	–	–
Net Expenses	19,151	744	4,935	3,767

Net Investment Income (Loss)	12,685	694	1,192	(1,264)

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	64,502	(4,106)	15,834	(4,503)
Futures contracts	(847)	(1,106)	(433)	(444)
Foreign currency transactions	(69)	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(100,368)	(13,226)	(55,173)	(45,695)
Futures contracts	752	32	74	68
Forward foreign currency exchange contracts	(19)	–	–	–
Translation of other assets and liabilities denominated in foreign currencies	62	–	–	–
Net Losses on Investments	(35,987)	(18,406)	(39,698)	(50,574)

Net Decrease in Net Assets Resulting from Operations	$(23,302)	$(17,712)	$(38,506)	$(51,838)

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $2,350, $253, $348 and $525, respectively.
(2)	Net of $3,399 in non-reclaimable foreign withholding taxes.
(3)	Commenced investment operations on October 17, 2007.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    7   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEAR OR PERIODS ENDED MARCH 31,

	MULTI-MANAGER
	INTERNATIONAL		MULTI-MANAGER	MULTI-MANAGER		MULTI-MANAGER
	EQUITY FUND		LARGE CAP FUND	MID CAP FUND		SMALL CAP FUND
Amounts in thousands	2008	2007(1)	2008(2)	2008	2007(1)	2008	2007(1)
OPERATIONS:
Net investment income (loss)	$12,685	$2,358	$694	$1,192	$478	$(1,264)	$(644)
Net realized gains (losses)	63,586	5,961	(5,212)	15,401	649	(4,947)	4,719
Net change in unrealized appreciation (depreciation)	(99,573)	93,383	(13,194)	(55,099)	26,339	(45,627)	20,639
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,302)	101,702	(17,712)	(38,506)	27,466	(51,838)	24,714

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	515,809	988,189	280,613	160,287	316,875	135,565	202,928
Net Increase in Net Assets Resulting from Capital Share Transactions	515,809	988,189	280,613	160,287	316,875	135,565	202,928

DISTRIBUTIONS PAID:
From net investment income	(11,467)	(1,800)	(685)	(645)	(370)	–	–
From net realized gains	(64,942)	–	–	(14,576)	–	(18,412)	(889)
Total Distributions Paid	(76,409)	(1,800)	(685)	(15,221)	(370)	(18,412)	(889)

Total Increase in Net Assets	416,098	1,088,091	262,216	106,560	343,971	65,315	226,753
NET ASSETS:
Beginning of period	1,088,091	–	–	343,971	–	226,753	–
End of period	$1,504,189	$1,088,091	$262,216	$450,531	$343,971	$292,068	$226,753

Accumulated Undistributed Net Investment Income (Loss)	$2,076	$588	$9	$572	$77	$(1)	$–

(1)	Commenced investment operations on June 22, 2006.
(2)	Commenced investment operations on October 17, 2007.
See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   8   NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31,
MULTI-MANAGER INTERNATIONAL EQUITY FUND

Selected per share data	2008	2007(4)
Net Asset Value, Beginning of Period	$11.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.03
Net realized and unrealized gain (loss)	(0.16)	1.89
Total from Investment Operations	(0.05)	1.92

LESS DISTRIBUTIONS PAID:
Net investment income (1)	(0.10)	(0.03)
Net realized gains	(0.59)	–
Total from Investment Operations	(0.69)	(0.03)

Net Asset Value, End of Period	$11.15	$11.89

Total Return(2)	(0.84)%	19.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,504,189	$1,088,091
Ratio to average net assets of:(3)
Expenses, net of reimbursements	1.45%	1.45%
Expenses, before reimbursements	1.47%	1.48%
Net investment income, net of reimbursements	0.96%	0.47%
Net investment income, before reimbursements	0.94%	0.44%
Portfolio Turnover Rate	77.15%	40.59%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	Commenced investment operations on June 22, 2006.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   9   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued
MULTI-MANAGER LARGE CAP FUND

Selected per share data	2008(3)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03
Net realized and unrealized loss	(1.24)
Total from Investment Operations	(1.21)

LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)
Total Distributions Paid	(0.03)

Net Asset Value, End of Period	$8.76

Total Return(1)	(12.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$262,216
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	1.20%
Expenses, before reimbursements and credits	1.36%
Net investment income, net of reimbursements and credits	1.11%
Net investment income, before reimbursements and credits	0.95%
Portfolio Turnover Rate	15.71%

(1)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced investment operations on October 17, 2007.
See Notes to the Financial Statements.
MULTI-MANAGER FUNDS    10    NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR OR PERIODS ENDED MARCH 31,
MULTI-MANAGER MID CAP FUND

Selected per share data	2008	2007(3)
Net Asset Value, Beginning of Period	$11.25	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03	0.02
Net realized and unrealized gain (loss)	(0.88)	1.25
Total from Investment Operations	(0.85)	1.27

LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.02)
From net realized gains	(0.39)	–
Total Distributions Paid	(0.41)	(0.02)

Net Asset Value, End of Period	$9.99	$11.25

Total Return(1)	(7.91)%	12.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$450,531	$343,971
Ratio to average net assets of:(2)
Expenses, net of reimbursements	1.20%	1.20%
Expenses, before reimbursements	1.21%	1.29%
Net investment income, net of reimbursements	0.29%	0.29%
Net investment income, before reimbursements	0.28%	0.20%
Portfolio Turnover Rate	35.17%	16.59%

(1)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced investment operations on June 22, 2006.
See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   11   MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31,
MULTI-MANAGER SMALL CAP FUND

Selected per share data	2008	2007(3)
Net Asset Value, Beginning of Period	$11.47	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)	(0.03)
Net realized and unrealized gain (loss)	(1.80)	1.55
Total from Investment Operations	(1.84)	1.52

LESS DISTRIBUTIONS PAID:
From net realized gains	(0.73)	(0.05)
Total Distributions Paid	(0.73)	(0.05)

Net Asset Value, End of Period	$8.90	$11.47

Total Return(1)	(16.80)%	15.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$292,068	$226,753
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	1.40%	1.40%
Expenses, before reimbursements and credits	1.44%	1.54%
Net investment loss, net of reimbursements and credits	(0.46)%	(0.51)%
Net investment loss, before reimbursements and credits	(0.50)%	(0.65)%
Portfolio Turnover Rate	185.20%	70.83%

(1)
Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Commenced investment operations on June 22, 2006.
See Notes to the Financial Statements.
MULTI-MANAGER FUNDS    12    NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5%
Australia - 4.6%
Alumina Ltd.	1,877,700	$9,641
AMP Ltd.	308,747	2,222
CSL Ltd.	276,262	9,315
Dyno Nobel Ltd.	4,445,630	10,425
Incitec Pivot Ltd.	37,640	4,843
Macquarie Group Ltd.	81,798	3,973
National Australia Bank Ltd.	97,260	2,692
Newcrest Mining Ltd.	118,050	3,607
QBE Insurance Group Ltd.	163,000	3,316
Rio Tinto Ltd.	40,059	4,478
Toll Holdings Ltd.	265,700	2,432
Woolworths Ltd.	303,980	8,073
WorleyParsons Ltd.	127,499	3,914

		68,931

Austria - 0.2%
Raiffeisen International Bank Holding A.G.	21,000	2,874

Belgium - 0.6%
Belgacom S.A.	89,660	3,969
InBev N.V.	53,096	4,680

		8,649

Bermuda - 0.8%
Aquarius Platinum *	335,210	4,954
Credicorp Ltd.	39,700	2,848
SeaDrill Ltd.	167,300	4,502

		12,304

Brazil - 1.1%
Bolsa de Mercadorias e Futuros - BM&F	27,900	255
Bovespa Holding S.A.	174,600	2,357
Centrais Eletricas Brasileiras S.A.	300,432	4,596
Cia Vale do Rio Doce ADR	286,000	9,907

		17,115

Canada - 4.2%
Barrick Gold Corp.	334,720	14,544
Brookfield Asset Management, Inc., Class A	18,600	500
Gammon Gold, Inc. *	205,171	1,574
Gildan Activewear, Inc. *	78,800	2,967
Inmet Mining Corp.	17,900	1,305
Ivanhoe Mines Ltd./CA *	412,030	4,252
Novagold Resources, Inc. *	289,950	2,236
OPTI Canada, Inc. *	321,650	5,411
Patheon, Inc. *	244,350	720
Petro-Canada	91,600	3,976
Potash Corp. of Saskatchewan	38,300	5,945

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5% continued
Canada - 4.2% continued
Rogers Communications, Inc., Class B	197,200	$7,080
Shoppers Drug Mart Corp.	92,500	4,672
Suncor Energy, Inc.	65,500	6,311
Teck Cominco Ltd., Class B	42,200	1,727

		63,220

Cayman Islands - 0.3%
Apex Silver Mines Ltd. *	338,600	4,104

Chile - 0.1%
Cencosud S.A. ADR (1)	30,800	1,988

China - 0.2%
China Oilfield Services Ltd., Class H	102,000	168
Hidili Industries *	1,820,000	2,402
Shandong Weigao, Class H	484,000	575

		3,145

Denmark - 1.0%
FLSmidth & Co. A/S	6,750	669
Novo-Nordisk A/S, Class B	164,075	11,224
Vestas Wind Systems A/S *	23,350	2,555

		14,448

Egypt - 0.5%
Egyptian Financial Group-Hermes Holding	338,147	3,480
Orascom Construction Industries GDR	22,223	3,352

		6,832

Finland - 1.4%
Nokia OYJ	276,295	8,788
Stora Enso OYJ (Registered)	723,100	8,351
UPM-Kymmene OYJ	208,550	3,702

		20,841

France - 8.8%
Alcatel-Lucent	1,503,500	8,608
Alcatel-Lucent ADR	512,650	2,953
Alstom	46,377	10,072
Areva S.A.	3,410	3,708
AXA S.A.	94,007	3,401
BNP Paribas	49,624	5,013
Carrefour S.A.	100,629	7,760
Compagnie Generale de Geophysique-Veritas *	8,228	2,037
Eurazeo	19,500	2,493
Gemalto N.V. *	489,950	14,269
Iliad S.A.	21,427	2,134
L’Oreal S.A.	42,296	5,378
Sanofi-Aventis	162,380	12,181

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   13    MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5% continued
France - 8.8% continued
Schneider Electric S.A.	50,000	$6,467
Thales S.A.	179,190	11,610
Total S.A.	129,170	9,602
Total S.A. ADR	54,500	4,033
Veolia Environment	145,751	10,157
Vivendi	275,020	10,756

		132,632

Germany - 4.4%
Allianz S.E. (Registered)	29,067	5,762
BASF A.G.	15,640	2,104
Beiersdorf A.G.	62,100	5,222
DaimlerChrysler A.G. (Registered) *	30,254	2,584
Deutsche Boerse A.G.	37,330	6,018
Deutsche Telekom A.G. (Registered)	192,650	3,202
Fresenius Medical Care A.G. & Co. KGaA	52,448	2,637
Metro A.G.	90,150	7,276
Premiere A.G. *	598,200	12,897
Q-Cells A.G. *	29,600	2,941
Siemens A.G. (Registered)	19,960	2,166
Solarworld A.G.	57,896	2,761
Stada Arzneimittel A.G.	48,720	3,547
Symrise A.G. *	116,128	2,996
United Internet A.G. (Registered)	158,610	3,409
Wacker Chemie A.G.	6,425	1,315

		66,837

Greece - 0.9%
Coca Cola Hellenic Bottling Co. S.A.	169,847	7,931
National Bank of Greece S.A.	109,597	5,817

		13,748

Hong Kong - 0.7%
Cheung Kong Holdings Ltd.	166,268	2,392
Esprit Holdings Ltd	429,400	5,146
Li & Fung Ltd.	808,000	3,024

		10,562

India - 0.1%
Sterlite Industries India Ltd. ADR *	70,700	1,260

Indonesia - 0.1%
Bank Rakyat Indonesia	2,693,500	1,856

Ireland - 0.3%
Experian Group Ltd.	618,321	4,499

Italy - 4.3%
Alleanza Assicurazioni S.p.A.	382,260	4,989
Ansaldo STS S.p.A.	299,460	4,201

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5% continued
Italy - 4.3% continued
Arnoldo Mondadori Editore S.p.A.	431,520	$3,649
ENI S.p.A.	166,710	5,681
ERG S.p.A.	348,490	7,855
Geox S.p.A.	30,655	475
Mediaset S.p.A.	746,036	6,916
Saipem S.p.A.	203,100	8,210
Telecom Italia S.p.A. (RNC)	9,320,820	15,470
UniCredito Italiano S.p.A. (Milan Exchange)	1,190,687	7,958

		65,404

Japan - 20.3%
Aeon Mall Co. Ltd.	77,000	2,162
Bank of Yokohama (The) Ltd.	155,421	1,074
Coca-Cola West Holdings Co. Ltd.	413,400	10,007
Dai Nippon Printing Co. Ltd.	870,000	13,865
Daiwa House Industry Co. Ltd.	169,132	1,694
Daiwa Securities Group , Inc.	291,492	2,536
Fanuc Ltd.	65,000	6,288
Fuji Television Network, Inc.	2,180	3,241
FUJIFILM Holdings Corp.	341,800	12,137
Hosiden Corp.	95,700	1,909
Japan Tobacco, Inc.	1,139	5,708
Joyo Bank (The) Ltd.	1,131,650	5,742
JS Group Corp.	356,800	5,414
Jupiter Telecommunications Co. Ltd. *	3,170	2,981
Kirin Brewery Co. Ltd.	488,000	9,284
KK DaVinci Advisors *	1,210	930
Komatsu Ltd.	277,700	7,872
Kose Corp.	233,818	5,061
Mabuchi Motor Co. Ltd.	135,700	6,595
MID REIT, Inc.	742	2,906
Mitsubishi Corp.	326,700	10,063
Mitsubishi UFJ Financial Group, Inc.	267,900	2,331
Mitsui & Co. Ltd.	329,400	6,816
Mitsui Sumitomo Insurance Co. Ltd.	1,316,675	13,295
Mitsui-Soko Co. Ltd.	465,097	2,681
New City Residence Investment Corp.	408	1,270
NGK Insulators Ltd.	237,000	4,279
Nintendo Co. Ltd.	17,600	9,113
Nippon Commercial Investment Corp.	782	3,024
Nippon Electric Glass Co. Ltd.	300,000	4,701
Nippon Oil Corp.	1,604,000	10,125
Nippon Residential Investment Corp.	407	1,422
Nippon Telegraph & Telephone Corp. ADR	800,240	17,349
Nipponkoa Insurance Co. Ltd.	980,583	7,577

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   14   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5% continued
Japan - 20.3% continued
Nomura Holdings, Inc.	319,489	$4,804
Promise Co. Ltd.	84,650	2,456
Sega Sammy Holdings, Inc.	557,200	5,911
Sekisui House Ltd.	572,000	5,310
Seven & I Holdings Co. Ltd.	421,422	10,707
Shin-Etsu Chemical Co. Ltd.	34,900	1,810
Shiseido Co. Ltd.	290,000	7,670
SMC Corp. of Japan	55,929	5,915
Sugi Pharmacy Co. Ltd.	164,980	4,688
Sumitomo Bakelite Co. Ltd.	766,984	3,889
Sumitomo Trust & Banking (The) Co. Ltd.	1,469,753	10,141
Suruga Bank (The) Ltd.	277,000	3,531
Suzuki Motor Corp.	146,242	3,701
Takeda Pharmaceutical Co. Ltd.	117,527	5,940
Takefuji Corp.	242,550	5,206
Tokyu Land Corp.	337,000	2,160
Toppan Printing Co. Ltd.	188,000	2,185
Toyo Seikan Kaisha Ltd.	298,000	5,723
Toyota Motor Corp.	69,300	3,491
United Urban Investment Corp.	300	1,868
Wacoal Holdings Corp.	447,000	6,644

		305,202

Kazakhstan - 0.5%
Eurasian Natural Resources *	348,566	6,807

Luxembourg - 0.4%
Evraz Group S.A. GDR	6,450	552
Evraz Group S.A. GDR	37,687	3,253
Millicom International Cellular S.A. *	23,600	2,231

		6,036

Malaysia - 0.3%
Bumiputra-Commerce Holdings Bhd.	726,600	2,270
Kuala Lumpur Kepong Bhd.	446,500	2,269

		4,539

Mexico - 0.2%
America Movil S.A. de C.V. ADR, Series L	51,100	3,255

Netherlands - 2.7%
Heineken N.V.	198,799	11,549
ING Groep N.V. - CVA	81,775	3,057
Koninklijke Philips Electronics N.V.	80,660	3,087
Koninklijke Philips Electronics N.V. - New York Shares	137,100	5,257
Royal Dutch Shell PLC ADR	136,380	9,189
Unilever N.V. CVA	235,813	7,922

		40,061

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5% continued
Norway - 0.8%
StatoilHydro ASA	123,790	$3,721
Telenor ASA *	135,700	2,607
Yara International ASA	102,050	5,928

		12,256

Papua New Guinea - 0.1%
Lihir Gold Ltd. *	604,800	1,931

Portugal - 0.2%
Energias de Portugal S.A.	620,890	3,763

Russia - 0.5%
OAO Gazprom ADR (London Exchange)	27,950	1,426
Pik Group GDR * (1)	93,400	2,354
Sberbank RF	485,400	1,519
Vimpel-Communications ADR	75,300	2,251

		7,550

Singapore - 1.0%
CapitaLand Ltd.	1,300,900	6,058
DBS Group Holdings Ltd.	169,725	2,229
Keppel Corp. Ltd.	421,000	3,046
Wilmar International Ltd. *	1,175,000	3,590

		14,923

South Africa - 2.4%
Anglogold Ltd. ADR	486,200	16,511
Gold Fields Ltd.	557,100	7,775
Gold Fields Ltd. ADR	327,460	4,529
Impala Platinum Holdings Ltd.	107,140	4,119
MTN Group Ltd.	220,638	3,347

		36,281

South Korea - 2.0%
Kookmin Bank ADR	57,680	3,233
Korea Electric Power Corp. ADR	352,010	5,294
KT Corp. ADR	553,660	13,150
NHN Corp. *	8,700	2,035
Samsung Electronics Co. Ltd. *	7,490	4,759
SK Telecom Co. Ltd. ADR	94,900	2,051

		30,522

Spain - 1.7%
Banco Santander Central Hispano S.A.	216,919	4,321
Gamesa Corp. Tecnologica S.A.	76,090	3,471
Iberdrola SA	193,562	3,000
Inditex S.A.	84,597	4,698
Red Electrica de Espana	47,072	2,881
Tecnicas Reunidas S.A.	41,764	3,164

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   15   MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5% continued
Spain - 1.7% continued
Telefonica S.A.	117,864	$3,386

		24,921

Sweden - 1.1%
Nordea Bank AB	260,590	4,229
Tele2 AB, Class B *	78,100	1,477
Telefonaktiebolaget LM Ericsson ADR	211,300	4,152
Telefonaktiebolaget LM Ericsson,Class B	3,107,210	6,105

		15,963

Switzerland - 6.1%
ABB Ltd. (Registered)	546,781	14,719
Actelion Ltd. (Registered) *	38,900	2,122
Alcon, Inc.	30,000	4,268
EFG International (Registered)	41,500	1,421
Geberit A.G. (Registered)	9,400	1,400
Julius Baer Holding A.G. (Registered)	85,469	6,306
Kuehne & Nagel International A.G. (Registered)	33,636	3,373
Nestle S.A. (Registered)	45,672	22,824
Novartis A.G. (Registered)	49,960	2,561
Roche Holding A.G. (Genusschein)	68,370	12,869
SGS S.A. (Registered)	2,176	3,130
Swatch Group A.G. (Registered)	87,051	4,468
Syngenta A.G. (Registered)	14,340	4,199
UBS A.G. (Registered)	159,100	4,582
Xstrata PLC	57,717	4,038

		92,280

Taiwan - 0.4%
Chunghwa Telecom Co. Ltd. ADR	129,625	3,373
HON HAI Precision Industry Co. Ltd.	483,000	2,773

		6,146

Thailand - 0.4%
Bangkok Bank PCL (Registered)	708,946	3,141
Banpu Co.	201,100	2,672

		5,813

United Arab Emirates - 0.0%
DP World Ltd. *	370,875	352

United Kingdom - 12.0%
AstraZeneca PLC ADR	154,300	5,862
Autonomy Corp. PLC *	222,401	4,050
BAE Systems PLC	316,960	3,049
Benfield Group Ltd.	842,543	4,153
BG Group PLC	643,366	14,885
BP PLC	792,750	8,019
BP PLC ADR	93,400	5,665

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 88.5% continued
United Kingdom - 12.0% continued
BP PLC ADR *	4,600	$279
British Sky Broadcasting PLC	404,600	4,480
Cadbury Schweppes PLC	470,667	5,165
Capita Group PLC	275,500	3,706
Carphone Warehouse Group PLC	219,000	1,237
Dawnay Day Treveria PLC	2,514,897	2,625
Diageo PLC	451,540	9,095
GlaxoSmithKline PLC	382,530	8,099
International Power PLC	656,471	5,180
John Wood Group PLC	454,522	3,654
Kingfisher PLC	1,027,950	2,690
Lonmin PLC	35,500	2,161
Man Group PLC	310,784	3,416
Reckitt Benckiser Group PLC	214,939	11,893
Rolls-Royce Group PLC *	723,800	5,783
Rotork PLC	62,700	1,341
Scottish & Southern Energy PLC	109,030	3,036
Standard Chartered PLC	318,730	10,879
Tesco PLC	1,350,499	10,192
Tullow Oil PLC	245,100	3,210
Vedanta Resources PLC	114,900	4,774
Vodafone Group PLC	4,505,448	13,479
Vodafone Group PLC ADR	290,741	8,580
WPP Group PLC	767,670	9,146

		179,783

United States - 0.8%
Newmont Mining Corp.	252,150	11,422

Total Common Stocks

(Cost $1,333,407) (2)		1,331,055

PREFERRED STOCKS - 1.0%
Brazil - 0.3%
Centrais Eletricas Brasileiras S.A. ADR	294,000	4,262

Germany - 0.6%
Henkel KGaA	147,276	6,804
Porsche A.G.	12,559	2,304

		9,108

South Korea - 0.1%
Samsung SDI Co. Ltd. *	18,390	690

Total Preferred Stocks

(Cost $14,059) (2)		14,060

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS    16   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANIES - 9.3%
iShares MSCI Emerging Markets Index Fund	337,341	$45,332
Northern Institutional Funds - Diversified Assets Portfolio (3) (4)	95,029,497	95,029

Total Investment Companies

(Cost $145,029)		140,361

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 1.4%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$18,294	18,294
U.S. Treasury Bill, (5)
2.24%, 6/28/08	2,790	2,775

Total Short-Term Investments

(Cost $21,069)		21,069

Total Investments - 100.2%

(Cost $1,513,564)		1,506,545
Liabilities less Other Assets - (0.2)%		(2,356)

NET ASSETS - 100.0%		$1,504,189
(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of the foreign securities.

(3)	Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

(4)	At March 31, 2007, Diversified Assets Portfolio of the Northern Institutional Funds value was approximately $48,887,000 with net purchases of approximately $46,142,000 during the fiscal year ended March 31, 2008.

(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Multi-Manager International Equity Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

E-Mini MSCI EAFE Index	205	$21,043	Long	6/08	$752

At March 31, 2008, the industry sectors (unaudited) for the Multi-Manager International Equity Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	8.4%
Consumer Staples	14.6
Energy	8.7
Financials	15.1
Health Care	6.1
Industrials	13.6
Information Technology	7.3
Materials	14.7
Telecommunication Services	8.3
Utilities	3.2

Total	100.0%

At March 31, 2008, the Multi-Manager International Equity Fund’s investments were denominated in the following currencies (unaudited):

% OF LONG-TERM
CONCENTRATION BY CURRENCY	INVESTMENTS
European Euro	26.6%
Japanese Yen	20.7
United States Dollar	19.0
United Kingdom Pound	12.4
Swiss Franc	5.7
Australian Dollar	5.1
All other currencies less than 5%	10.5

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   17    MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued	MARCH 31, 2008

At March 31, 2008, the Multi-Manager International Equity Fund had outstanding forward foreign currency exchange contracts as follows:

	AMOUNT		AMOUNT
CONTRACTS	(LOCAL	IN EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMENT	GAIN (LOSS)
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
Australian
Dollar	990	U.S. Dollar	911	4/1/08	$7
Canadian
Dollar	3	U.S. Dollar	3	4/1/08	–
Euro	49	U.S. Dollar	77	4/1/08	–
Hong Kong
Dollar	1,368	U.S. Dollar	176	4/1/08	–
Japanese
Yen	7,287	U.S. Dollar	73	4/1/08	–
U.S. Dollar	2,654	British Pound	1,332	4/1/08	(14)
		Canadian
U.S. Dollar	93	Dollar	95	4/1/08	(1)
		Egyptian
U.S. Dollar	121	Pound	657	4/1/08	(1)
U.S. Dollar	307	Euro	194	4/1/08	–
		Hong Kong
U.S. Dollar	297	Dollar	2,312	4/1/08	–
		Taiwanese
U.S. Dollar	16	Dollar	500	4/1/08	–
Australian
Dollar	127	U.S. Dollar	116	4/2/08	–
Australian
Dollar	982	U.S. Dollar	900	4/2/08	3
British
Pound	835	U.S. Dollar	1,658	4/2/08	2
British
Pound	21	U.S. Dollar	41	4/2/08	–
Canadian
Dollar	50	U.S. Dollar	49	4/2/08	–
Euro	52	U.S. Dollar	82	4/2/08	–
Hong Kong
Dollar	712	U.S. Dollar	91	4/2/08	–
Japanese
Yen	82,170	U.S. Dollar	823	4/2/08	(1)
Japanese
Yen	311,843	U.S. Dollar	3,123	4/2/08	(4)
Japanese
Yen	1,916	U.S. Dollar	19	4/2/08	–
Swiss Franc	162	U.S. Dollar	163	4/2/08	–
		Australian
U.S. Dollar	335	Dollar	365	4/2/08	(1)
		Australian
U.S. Dollar	663	Dollar	724	4/2/08	(2)
U.S. Dollar	454	British Pound	229	4/2/08	(1)
U.S. Dollar	776	British Pound	390	4/2/08	(3)
U.S. Dollar	1,998	British Pound	1,006	4/2/08	(2)
		Canadian
U.S. Dollar	313	Dollar	322	4/2/08	–

	AMOUNT		AMOUNT
CONTRACTS	(LOCAL	IN EXCHANGE	(LOCAL		UNREALIZED
TO DELIVER	CURRENCY)	FOR	CURRENCY)	SETTLEMENT	GAIN (LOSS)
CURRENCY	(000S)	CURRENCY	(000S)	DATE	(000S)
		Danish
U.S. Dollar	8	Krone	40	4/2/08	$ –
		Danish
U.S. Dollar	255	Krone	1,203	4/2/08	–
U.S. Dollar	373	Euro	236	4/2/08	–
U.S. Dollar	205	Euro	130	4/2/08	–
U.S. Dollar	1,569	Euro	994	4/2/08	–
		Japanese
U.S. Dollar	435	Yen	43,453	4/2/08	1
		Japanese
U.S. Dollar	511	Yen	50,900	4/2/08	(1)
		Japanese
U.S. Dollar	1,520	Yen	150,895	4/2/08	(7)
		Norwegian
U.S. Dollar	211	Krone	1,080	4/2/08	1
		Singapore
U.S. Dollar	441	Dollar	609	4/2/08	–
		Swedish
U.S. Dollar	84	Krona	500	4/2/08	–
U.S. Dollar	441	Swiss Franc	440	4/2/08	2
U.S. Dollar	1,196	Swiss Franc	1,189	4/2/08	–
Euro	32	U.S. Dollar	52	4/3/08	–
		Japanese
U.S. Dollar	3,386	Yen	337,878	4/3/08	3
		South
		African
U.S. Dollar	31	Rand	250	4/4/08	–
		South
		African
U.S. Dollar	122	Rand	990	4/4/08	–
		Brazilian
U.S. Dollar	116	Real	200	4/10/08	(10)

Total					$(29)

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   18   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.0%
Aerospace/Defense - 3.5%,
Boeing (The) Co.	26,000	$1,934
General Dynamics Corp.	19,261	1,606
Lockheed Martin Corp.	18,916	1,878
Northrop Grumman Corp.	24,500	1,906
Raytheon Co.	11,400	737
United Technologies Corp.	14,200	977

		9,038

Agriculture - 1.6%
Archer-Daniels-Midland Co.	55,000	2,264
UST, Inc.	37,000	2,017

		4,281

Apparel - 0.4%
NIKE, Inc., Class B	15,300	1,040

Banks - 3.5%
East-West Bancorp, Inc.	64,500	1,145
Mitsubishi UFJ Financial Group, Inc. ADR	138,000	1,201
Synovus Financial Corp.	121,000	1,338
Wachovia Corp.	79,500	2,146
Wells Fargo & Co.	66,276	1,929
Zions Bancorporation	29,000	1,321

		9,080

Beverages - 1.9%
Coca-Cola (The) Co.	33,250	2,024
Diageo PLC ADR	22,000	1,789
PepsiCo, Inc.	15,600	1,126

		4,939

Biotechnology - 1.4%
Amgen, Inc. *	11,100	464
Genentech, Inc. *	39,426	3,200

		3,664

Chemicals - 3.5%
Air Products & Chemicals , Inc.	37,659	3,465
du Pont (E.I.) de Nemours & Co.	47,600	2,226
Monsanto Co.	32,167	3,586

		9,277

Commercial Services - 0.9%
Donnelley (R.R.) & Sons Co.	75,500	2,288

Computers - 4.2%
Apple, Inc. *	25,900	3,717
Hewlett-Packard Co.	33,000	1,507
IBM Corp.	36,100	4,156
Research In Motion Ltd. *	15,300	1,717

		11,097

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.0% continued
Cosmetics/Personal Care - 1.2%
Colgate-Palmolive Co.	15,800	$1,231
L’Oreal S.A. ADR	73,000	1,861

		3,092

Diversified Financial Services - 7.0%
Charles Schwab (The) Corp.	140,400	2,644
Discover Financial Services	140,900	2,307
Goldman Sachs Group (The), Inc.	13,030	2,155
JPMorgan Chase & Co.	88,327	3,794
Lazard Ltd., Class A	14,300	546
Lehman Brothers Holdings, Inc.	52,500	1,976
Merrill Lynch & Co., Inc.	16,501	672
Morgan Stanley	82,000	3,747
NYSE Euronext	6,100	376

		18,217

Electric - 2.2%
Dominion Resources, Inc. of Virginia	50,500	2,062
Exelon Corp.	16,988	1,381
Progress Energy, Inc.	53,200	2,219

		5,662

Electrical Components & Equipment - 0.5%
Molex, Inc.	53,000	1,227
Molex, Inc., Class A	4,600	101

		1,328

Electronics - 1.0%
Thermo Fisher Scientific Inc. *	22,000	1,251
Thomas & Betts Corp. *	41,000	1,491

		2,742

Energy — Alternate Sources - 0.4%
First Solar, Inc. *	4,400	1,017

Engineering & Construction - 0.7%
ABB Ltd. ADR	19,600	528
McDermott International, Inc. *	24,671	1,352

		1,880

Entertainment - 0.0%
Warner Music Group Corp.	8,300	41

Environmental Control - 0.8%
Waste Management, Inc.	64,700	2,171

Food - 4.9%
Heinz (H.J.) Co.	48,600	2,283
Kellogg Co.	30,500	1,603
Kraft Foods, Inc., Class A	72,300	2,242
Safeway, Inc.	142,100	4,171
Sysco Corp.	55,000	1,596

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   19   MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.0% continued
Food - 4.9% continued
Tesco PLC	21,855	495
Whole Foods Market, Inc.	13,200	435

		12,825

Healthcare - Products - 3.8%
Alcon, Inc.	11,200	1,593
Baxter International, Inc.	100,300	5,800
Hologic, Inc. *	6,100	339
Johnson & Johnson	34,500	2,238

		9,970

Healthcare - Services - 1.2%
UnitedHealth Group, Inc.	49,780	1,711
Universal Health Services, Inc., Class B	28,500	1,530

		3,241

Household Products/Wares - 0.8%
Kimberly-Clark Corp.	34,300	2,214

Insurance - 3.1%
Aflac, Inc.	34,000	2,208
Allstate (The) Corp.	46,800	2,249
American International Group, Inc.	33,800	1,462
Hartford Financial Services Group , Inc.	29,800	2,258

		8,177

Internet - 2.0%
Akamai Technologies, Inc. *	19,100	538
Amazon.com, Inc. *	9,500	677
Google, Inc., Class A *	9,164	4,037

		5,252

Lodging - 0.9%
Las Vegas Sands Corp. *	17,838	1,314
Marriott International, Inc., Class A	29,600	1,017

		2,331

Machinery - Diversified - 1.1%
Deere & Co.	35,960	2,893

Media - 1.7%
Disney (The Walt) Co.	46,100	1,446
News Corp., Class A	49,700	932
Time Warner, Inc.	146,000	2,047

		4,425

Metal Fabrication/Hardware - 0.6%
Precision Castparts Corp.	14,252	1,455

Miscellaneous Manufacturing - 1.4%
General Electric Co.	76,492	2,831
Honeywell International , Inc.	14,485	817

		3,648

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.0% continued
Office/Business Equipment - 0.9%
Xerox Corp.	148,600	$2,225

Oil & Gas - 4.5%
Chevron Corp.	26,200	2,236
ConocoPhillips	63,200	4,817
Hess Corp.	12,838	1,132
Marathon Oil Corp.	18,400	839
Occidental Petroleum Corp.	13,100	959
Petroleo Brasileiro S.A. ADR	13,908	1,420
Southwestern Energy Co. *	15,000	505

		11,908

Oil & Gas Services - 2.9%
FMC Technologies, Inc. *	14,483	824
Schlumberger Ltd.	24,824	2,160
Transocean, Inc. *	13,803	1,866
Weatherford International Ltd. *	37,186	2,695

		7,545

Pharmaceuticals - 9.7%
Abbott Laboratories	71,700	3,954
Bristol-Myers Squibb Co.	105,100	2,239
Elan Corp. PLC *	19,200	400
Gilead Sciences, Inc. *	83,826	4,319
Hospira, Inc. *	32,500	1,390
Lilly (Eli) & Co.	35,000	1,806
Merck & Co., Inc.	60,810	2,308
Mylan Laboratories, Inc.	29,100	338
Pfizer, Inc.	107,700	2,254
Roche Holding A.G. ADR	15,500	1,464
Schering-Plough Corp.	33,700	486
Teva Pharmaceutical Industries Ltd. ADR	27,500	1,270
Wyeth	76,500	3,195

		25,423

Real Estate - 0.2%
St. Joe (The) Co.	12,489	536

Retail - 6.0%
Coach, Inc. *	16,400	494
Costco Wholesale Corp.	20,398	1,325
CVS Corp.	64,508	2,613
Gap (The), Inc.	108,200	2,129
Home Depot (The), Inc.	43,500	1,217
Limited Brands, Inc.	137,400	2,350
McDonald’s Corp.	44,963	2,508
Nordstrom, Inc.	21,330	695
Penney (J.C.) Co., Inc.	37,000	1,395

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS    24    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.0% continued
Retail - 6.0% continued
Saks, Inc. *	20,200	$252
Starbucks Corp. *	5,952	104
Yum! Brands, Inc.	19,071	710

		15,792

Savings & Loans - 0.8%
Washington Mutual, Inc.	193,300	1,991

Semiconductors - 1.4%
Intel Corp.	101,900	2,158
Texas Instruments, Inc.	56,500	1,598

		3,756

Software - 2.7%
Adobe Systems, Inc. *	19,900	708
Infosys Technologies Ltd. ADR	14,700	526
Mastercard, Inc., Class A	7,978	1,779
Microsoft Corp.	62,100	1,762
Oracle Corp. *	116,000	2,269

		7,044

Telecommunications - 6.6%
America Movil SAB de C.V. ADR, Series L	26,653	1,698
AT&T, Inc.	111,000	4,251
China Mobile Ltd. ADR	24,492	1,837
Cisco Systems, Inc. *	74,900	1,804
Motorola, Inc.	222,500	2,069
Nokia OYJ ADR	21,200	675
QUALCOMM, Inc.	28,948	1,187
Verizon Communications, Inc.	61,700	2,249
Vodafone Group PLC ADR	48,000	1,417

		17,187

Toys, Games & Hobbies - 0.8%
Mattel, Inc.	105,900	2,107

Transportation - 1.2%
Norfolk Southern Corp.	25,579	1,390
Union Pacific Corp.	14,694	1,842

		3,232

Water - 0.1%
Veolia Environment ADR	4,000	280

Total Common Stocks

(Cost $259,537)		246,311

	NUMBER	VALUE
	OF SHARES	(000S)
INVESTMENT COMPANY - 5.8%
Northern Institutional Funds -
Diversified Assets Portfolio(1) (2)	15,193,662	$15,194

Total Investment Company

(Cost $15,194)		15,194

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 1.6%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit,
2.81%, 4/1/08	$3,264	3,264
U.S. Treasury Bill, (3)
2.79%, 6/26/08	1,005	998

Total Short-Term Investments

(Cost $4,262)		4,262

Total Investments - 101.4%

(Cost $278,993)		265,767
Liabilities less Other Assets - (1.4)%		(3,551)

NET ASSETS - 100.0%		$262,216

(1)	Northern Trust Investments, N.A. is an investment adviser of the Fund and the adviser of the Northern Institutional Funds.

(2)	Diversified Assets Portfolio of the Northern Institutional Funds had net purchases of approximately $15,194,000 during the period ended March 31, 2008.

(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Multi-Manager Large Cap Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

S&P 500	12	$3,972	Long	6/08	$32

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   21   MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued	MARCH 31, 2008

At March 31, 2008, the industry sectors (unaudited) for the Multi-Manager Large Cap Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	9.1%
Consumer Staples	12.7
Energy	7.9
Financials	15.4
Health Care	17.8
Industrials	11.8
Information Technology	14.5
Materials	3.8
Telecommunication Services	4.6
Utilities	2.4

Total	100.0%

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   22   NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5%
Aerospace/Defense - 1.2%
L-3 Communications Holdings, Inc.	41,270	$4,513
Spirit Aerosystems Holdings, Inc., Class A *	36,300	805

		5,318

Auto Parts & Equipment - 0.7%
American Axle & Manufacturing Holdings, Inc.	78,300	1,605
ArvinMeritor, Inc.	33,600	421
Goodyear Tire & Rubber (The) Co. *	20,400	526
TRW Automotive Holdings Corp. *	21,300	498

		3,050

Banks - 2.5%
Associated Banc-Corp	25,800	687
Banco Latinoamericano de Exportaciones S.A., Class E	147,300	2,268
Comerica, Inc.	84,600	2,968
East-West Bancorp, Inc.	60,510	1,074
FirstMerit Corp.	67,700	1,399
Huntington Bancshares , Inc. of Ohio	75,100	807
KeyCorp	43,200	948
UnionBanCal Corp.	24,500	1,203

		11,354

Beverages - 0.6%
Coca-Cola Enterprises, Inc.	34,700	840
Pepsi Bottling Group, Inc.	50,100	1,699

		2,539

Biotechnology - 0.9%
Genzyme Corp. *	21,800	1,625
Vertex Pharmaceuticals , Inc. *	30,000	717
WuXi PharmaTech Cayman, Inc. *	82,018	1,834

		4,176

Building Materials - 0.7%
Lennox International, Inc.	63,800	2,295
Masco Corp.	47,400	940

		3,235

Chemicals - 2.5%
Lubrizol Corp.	26,900	1,493
Olin Corp.	87,900	1,737
PolyOne Corp. *	60,300	384
PPG Industries, Inc.	29,500	1,785
RPM International, Inc.	43,800	917
Schulman (A.), Inc.	30,200	620
Sensient Technologies Corp.	55,300	1,631
Sherwin-Williams (The) Co.	21,000	1,072
Spartech Corp.	136,000	1,149

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5% continued
Chemicals - 2.5% continued
Valspar Corp.	23,900	$474

		11,262

Commercial Services - 4.4%
Advance America Cash Advance Centers, Inc.	204,400	1,543
Advisory Board (The) Co. *	26,500	1,456
Alliance Data Systems Corp. *	18,600	884
Bankrate, Inc. *	36,900	1,841
Corporate Executive Board Co.	36,600	1,481
Donnelley (R.R.) & Sons Co.	48,800	1,479
Huron Consulting Group, Inc. *	34,780	1,445
K12, Inc. *	7,900	155
Manpower, Inc.	39,560	2,226
Quanta Services, Inc. *	75,700	1,754
Resources Connection, Inc.	85,400	1,526
Strayer Education, Inc.	24,345	3,713
TravelCenters of America LLC *	2,470	15
United Rentals, Inc. *	18,800	354

		19,872

Computers - 5.1%
Cognizant Technology Solutions Corp., Class A *	183,950	5,303
Computer Sciences Corp. *	43,800	1,787
FactSet Research Systems, Inc.	31,320	1,687
Lexmark International, Inc., Class A *	65,300	2,006
Micros Systems, Inc. *	79,060	2,661
Research In Motion Ltd. *	29,000	3,255
Seagate Technology	158,100	3,311
Sun Microsystems, Inc. *	95,900	1,489
Western Digital Corp. *	48,000	1,298

		22,797

Cosmetics/Personal Care - 0.3%
Bare Escentuals, Inc. *	62,500	1,464

Distribution/Wholesale - 1.9%
Fastenal Co.	90,075	4,137
Grainger (W.W.), Inc.	15,400	1,176
LKQ Corp. *	137,145	3,082

		8,395

Diversified Financial Services - 3.1%
Affiliated Managers Group , Inc. *	40,135	3,642
AmeriCredit Corp. *	41,200	415
CIT Group, Inc.	59,100	700
CME Group, Inc.	4,612	2,163
Eaton Vance Corp.	46,600	1,422
Financial Federal Corp.	59,000	1,287

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    23    MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND Continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5 % continued
Diversified Financial Services - 3.1% continued
GFI Group, Inc.	12,300	$705
IntercontinentalExchange, Inc. *	13,300	1,736
Raymond James Financial, Inc.	79,200	1,820

		13,890

Electric - 3.5%
Allete, Inc.	22,700	877
Alliant Energy Corp.	95,800	3,354
American Electric Power Co., Inc.	31,400	1,307
Centerpoint Energy, Inc.	50,400	719
DTE Energy Co.	36,400	1,416
Pepco Holdings, Inc.	50,200	1,241
Pinnacle West Capital Corp.	35,100	1,231
Puget Energy, Inc.	37,000	957
TECO Energy, Inc.	103,500	1,651
Westar Energy, Inc.	68,400	1,557
Xcel Energy, Inc.	85,900	1,714

		16,024

Electrical Components & Equipment - 0.4%
Ametek, Inc.	38,050	1,671

Electronics - 2.4%
Amphenol Corp., Class A	84,820	3,159
Cymer, Inc. *	31,100	810
Flir Systems, Inc. *	86,000	2,588
Kemet Corp. *	123,100	497
Sanmina-SCI Corp. *	58,200	94
Technitrol, Inc.	33,600	777
Trimble Navigation Ltd. *	77,180	2,207
Vishay Intertechnology , Inc. *	76,700	695

		10,827

Engineering & Construction - 0.4%
Foster Wheeler Ltd. *	28,866	1,634

Environmental Control - 1.3%
Clean Harbors, Inc. *	35,600	2,314
Stericycle, Inc. *	67,335	3,468

		5,782

Food - 1.1%
ConAgra Foods, Inc.	85,600	2,050
Del Monte Foods Co.	36,900	352
Sanderson Farms, Inc.	25,600	973
Seaboard Corp.	900	1,408

		4,783

Forest Products & Paper - 0.6%
International Paper Co.	91,300	2,483

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5% continued
Forest Products & Paper - 0.6% continued
MeadWestvaco Corp.	1,600	$43

		2,526

Gas - 0.8%
AGL Resources, Inc.	39,800	1,366
Nicor, Inc.	43,200	1,448
WGL Holdings, Inc.	21,600	692

		3,506

Hand/Machine Tools - 0.9%
Black & Decker Corp.	29,500	1,950
Lincoln Electric Holdings , Inc.	34,010	2,193

		4,143

Healthcare - Products - 5.3%
Bard (C.R.), Inc.	37,000	3,567
Datascope Corp.	19,600	812
Dentsply International, Inc.	68,945	2,661
Hologic, Inc. *	49,630	2,759
IDEXX Laboratories, Inc. *	58,390	2,876
Intuitive Surgical, Inc. *	6,100	1,979
Resmed, Inc. *	40,465	1,707
Stryker Corp.	56,220	3,657
Thoratec Corp. *	59,600	852
Varian Medical Systems , Inc. *	69,320	3,247

		24,117

Healthcare - Services - 1.9%
Covance, Inc. *	45,510	3,776
Coventry Health Care, Inc. *	50,950	2,056
Healthways, Inc. *	44,380	1,568
Psychiatric Solutions, Inc. *	28,500	967
Universal Health Services, Inc., Class B	3,400	182

		8,549

Home Furnishings - 0.8%
Ethan Allen Interiors, Inc.	53,500	1,521
Whirlpool Corp.	22,900	1,987

		3,508

Household Products/Wares - 1.1%
American Greetings Corp., Class A	31,900	592
Blyth, Inc.	48,700	960
Church & Dwight, Inc.	46,225	2,507
Jarden Corp. *	1,679	36
Tupperware Brands Corp.	28,300	1,095

		5,190

Insurance - 5.8%
Aspen Insurance Holdings Ltd.	94,300	2,488

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS    24    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5% continued
Insurance - 5.8% continued
Assurant, Inc.	16,300	$992
CIGNA Corp.	20,700	840
Cincinnati Financial Corp.	56,300	2,142
Commerce Group, Inc.	4,200	151
eHealth, Inc. *	62,600	1,381
Everest Re Group Ltd.	34,000	3,044
Genworth Financial, Inc., Class A	90,200	2,042
IPC Holdings Ltd.	94,800	2,654
Lincoln National Corp.	34,900	1,815
MBIA, Inc.	26,700	326
MGIC Investment Corp.	25,800	272
Nationwide Financial Services, Inc., Class A	40,200	1,901
PartnerRe Ltd.	12,300	938
PMI Group (The), Inc.	17,800	104
Presidential Life Corp.	70,300	1,226
Radian Group, Inc.	15,100	99
SAFECO Corp.	53,300	2,339
XL Capital Ltd., Class A	48,200	1,424

		26,178

Internet - 2.0%
Akamai Technologies, Inc. *	120,190	3,384
Baidu.com ADR *	6,200	1,486
Ctrip.com International Ltd. ADR	49,400	2,619
Mercadolibre, Inc. *	35,456	1,410

		8,899

Iron/Steel - 1.3%
Allegheny Technologies , Inc.	20,000	1,427
Nucor Corp.	27,900	1,890
Steel Dynamics, Inc.	29,600	978
United States Steel Corp.	13,600	1,726

		6,021

Leisure Time - 1.1%
Brunswick Corp.	50,300	803
Harley-Davidson, Inc.	58,300	2,186
Polaris Industries, Inc.	44,300	1,817

		4,806

Lodging - 0.4%
Home Inns & Hotels Management, Inc. ADR *	52,800	1,039
Wynn Resorts Ltd.	9,000	906

		1,945

Machinery - Construction & Mining - 0.8%
Joy Global, Inc.	52,580	3,426

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5% continued
Machinery - Diversified - 2.0%
Applied Industrial Technologies, Inc.	61,900	$1,850
Cummins, Inc.	15,000	703
Flowserve Corp.	42,385	4,424
IDEX Corp.	69,665	2,138

		9,115

Media - 0.7%
AH Belo Corp. *	8,760	100
Belo Corp., Class A	43,800	463
Gannett Co., Inc.	27,800	808
New York Times (The) Co., Class A	103,300	1,950

		3,321

Metal Fabrication/Hardware - 0.5%
Mueller Industries, Inc.	33,700	972
Timken (The) Co.	40,800	1,213

		2,185

Miscellaneous Manufacturing - 2.9%
Crane Co.	29,700	1,198
Donaldson Co., Inc.	56,515	2,276
Leggett & Platt, Inc.	122,200	1,864
Parker Hannifin Corp.	57,800	4,004
Roper Industries, Inc.	60,510	3,597

		12,939

Office Furnishings - 0.4%
Steelcase, Inc., Class A	185,600	2,053

Office/Business Equipment - 0.7%
IKON Office Solutions, Inc.	55,700	423
Xerox Corp.	187,200	2,803

		3,226

Oil & Gas - 4.6%
Cimarex Energy Co.	32,870	1,799
Frontier Oil Corp.	30,600	834
Grey Wolf, Inc. *	280,943	1,905
Patterson-UTI Energy, Inc.	139,900	3,662
Southwestern Energy Co. *	96,310	3,245
Sunoco, Inc.	43,600	2,288
Tesoro Corp.	51,800	1,554
XTO Energy, Inc.	85,580	5,294

		20,581

Oil & Gas Services - 5.0%
Compagnie Generale de
Geophysique-Veritas ADR *	40,475	2,004
Core Laboratories N.V. *	15,900	1,897
FMC Technologies, Inc. *	116,205	6,611

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    25    MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND Continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5% continued
Oil & Gas Services - 5.0% continued
National-Oilwell Varco, Inc. *	22,300	$1,302
Oceaneering International, Inc. *	34,000	2,142
SEACOR Holdings, Inc. *	15,600	1,332
Smith International, Inc.	114,845	7,376

		22,664

Packaging & Containers - 0.7%
Bemis Co.	59,700	1,518
Packaging Corp. of America	40,400	902
Sonoco Products Co.	21,700	622

		3,042

Pharmaceuticals - 1.7%
CV Therapeutics, Inc. *	40,400	288
Forest Laboratories, Inc. *	43,100	1,724
Isis Pharmaceuticals, Inc. *	53,400	753
King Pharmaceuticals, Inc. *	147,700	1,285
Mylan Laboratories, Inc.	159,700	1,853
Watson Pharmaceuticals, Inc. *	61,800	1,812

		7,715

Real Estate Investment Trusts - 1.9%
Anthracite Capital, Inc.	52,100	344
Capital Trust, Inc. of New York, Class A	33,600	906
FelCor Lodging Trust, Inc.	26,600	320
Hospitality Properties Trust	83,900	2,854
HRPT Properties Trust	122,500	824
Medical Properties Trust, Inc.	113,400	1,284
Newcastle Investment Corp.	25,100	207
Parkway Properties, Inc. of Maryland	14,800	547
RAIT Financial Trust	24,700	171
Sunstone Hotel Investors, Inc.	68,300	1,094

		8,551

Retail - 6.0%
Borders Group, Inc.	10,300	61
Brinker International, Inc.	73,700	1,367
Chipotle Mexican Grill, Inc., Class B *	11,700	1,136
Coach, Inc. *	83,150	2,507
Darden Restaurants, Inc.	29,300	954
Dick’s Sporting Goods, Inc. *	167,820	4,494
Dillard’s, Inc., Class A	6,700	115
Family Dollar Stores, Inc.	98,900	1,929
Jones Apparel Group, Inc.	42,900	576
O’Reilly Automotive, Inc. *	126,270	3,601
P.F. Chang’s China Bistro, Inc. *	58,300	1,658
Panera Bread Co., Class A *	56,515	2,367

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5% continued
Retail - 6.0% continued
PetSmart, Inc.	37,000	$ 756
RadioShack Corp.	96,500	1,568
Ruby Tuesday, Inc.	71,600	537
SUPERVALU, Inc.	58,900	1,766
Tractor Supply Co. *	45,835	1,811
Zumiez, Inc. *	5,394	85

		27,288

Semiconductors - 0.9%
Cavium Networks, Inc. *	20,005	328
Hittite Microwave Corp. *	27,100	1,014
MKS Instruments, Inc. *	47,754	1,022
Novellus Systems, Inc. *	46,900	988
Zoran Corp. *	40,500	553

		3,905

Software - 6.9%
Adobe Systems, Inc. *	99,140	3,528
Ansys, Inc. *	135,075	4,663
Cerner Corp. *	82,390	3,072
Citrix Systems, Inc. *	98,650	2,893
Electronic Arts, Inc. *	48,885	2,440
Fiserv, Inc. *	58,165	2,797
Global Payments, Inc.	65,505	2,709
Intuit, Inc. *	97,040	2,621
MSCI, Inc. *	37,003	1,101
Salesforce.com, Inc. *	36,400	2,107
SEI Investments Co.	62,500	1,543
VMware, Inc., Class A *	37,102	1,589

		31,063

Telecommunications - 1.4%
Amdocs Ltd. *	100,635	2,854
Clearwire Corp., Class A *	112,300	1,663
Infinera Corp. *	104,754	1,257
RF Micro Devices, Inc. *	158,900	423
USA Mobility, Inc. *	26,300	188

		6,385

Toys, Games & Hobbies - 0.8%
Hasbro, Inc.	64,700	1,805
Mattel, Inc.	99,100	1,972

		3,777

Transportation - 3.6%
C.H. Robinson Worldwide , Inc.	59,350	3,228
Con-way, Inc.	44,500	2,202
Expeditors International Washington, Inc.	72,820	3,290

See Notes to the Financial Statements.
MULTI – MANAGER FUNDS    26    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 96.5% continued
Transportation - 3.6% continued
Overseas Shipholding Group	44,100	$3,089
Ryder System, Inc.	38,300	2,333
Tidewater, Inc.	30,700	1,692
YRC Worldwide, Inc. *	21,000	275

		16,109

Total Common Stocks

(Cost $463,640)		434,806

INVESTMENT COMPANY - 0.8%
Northern Institutional Funds - Diversified Assets Portfolio (1) (2)	3,735,190	3,735

Total Investment Company

(Cost $3,735)		3,735

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT - TERM INVESTMENTS - 2.0%
Royal Bank of Canada, Toronto, Eurodollar Time Deposit, 2.81%, 4/1/08	$8,355	8,355
U.S. Treasury Bill, (3) 2.92%, 6/26/08	360	358

Total Short-Term Investments

(Cost $8,713)		8,713

Total Investments - 99.3%

(Cost $476,088)		447,254
Other Assets less Liabilities - 0.7%		3,277

NET ASSETS - 100.0%		$450,531

(1)	Northern Trust Investments, N.A. is an investment adviser of the Fund and the adviser of the Northern Institutional Funds.

(2)	At March 31, 2007, Diversified Assets Portfolio of the Northern Institutional Funds value was approximately $5,191,000 with net sales of approximately $1,456,000 during the fiscal year ended March 31, 2008.

(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets.
At March 31, 2008, the Multi-Manager Mid Cap Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)

S&P MidCap 400 E-Mini	112	$8,753	Long	6/08	$74

At March 31, 2008, the industry sectors (unaudited) for the Multi-Manager Mid Cap Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	14.5%
Consumer Staples	3.0
Energy	11.0
Financials	14.5
Health Care	11.1
Industrials	17.5
Information Technology	18.5
Materials	5.0
Telecommunication Services	0.4
Utilities	4.5

Total	100.0%

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT    27    MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5%
Advertising - 0.2%
Focus Media Holding Ltd. ADR *	12,246	$430
Greenfield Online, Inc. *	10,082	120
Harte-Hanks, Inc.	6,500	89
ValueVision Media, Inc. , Class A *	6,732	37

		676

Aerospace/Defense - 0.8%
AAR Corp. *	35,717	974
Aerovironment, Inc. *	2,809	57
BE Aerospace, Inc. *	32,249	1,127
Esterline Technologies Corp. *	700	35
Kaman Corp.	2,809	80
Triumph Group, Inc.	1,354	77

		2,350

Agriculture - 0.2%
Alliance One International, Inc. *	20,779	126
Andersons (The), Inc.	1,616	72
Universal Corp. of Virginia	6,171	404

		602

Airlines - 0.1%
Alaska Air Group, Inc. *	2,000	39
Allegiant Travel Co. *	907	24
Pinnacle Airlines Corp. *	8,426	74
Skywest, Inc.	2,200	46

		183

Apparel - 0.8%
Deckers Outdoor Corp. *	8,089	872
Liz Claiborne, Inc.	1,400	25
Volcom, Inc. *	60,000	1,213
Warnaco Group (The) , Inc. *	2,253	89
Wolverine World Wide , Inc.	1,600	46

		2,245

Auto Manufacturers - 0.0%
Wabash National Corp.	2,608	23

Auto Parts & Equipment - 0.5%
Aftermarket Technology Corp. *	64,000	1,244
American Axle & Manufacturing Holdings, Inc.	1,900	39
Amerigon, Inc. *	4,263	63
Cooper Tire & Rubber Co.	12,014	180
Modine Manufacturing Co.	2,107	30
Standard Motor Products, Inc.	4,213	26

		1,582

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Banks - 5.0%
Banco Latinoamericano de Exportaciones S.A., Class E	7,825	$121
Bank Mutual Corp.	11,094	119
Boston Private Financial Holdings , Inc.	142,600	1,510
Cathay General Bancorp	93,328	1,935
City National Corp. of California	1,956	97
Colonial BancGroup (The), Inc.	154,000	1,483
Community Bancorp of Nevada *	2,909	39
CVB Financial Corp.	207,000	2,155
First BanCorp of Puerto Rico	3,712	38
First Community Bancorp, Inc. of California	10,513	282
FirstMerit Corp.	14,498	300
Hanmi Financial Corp.	14,690	109
Home Bancshares, Inc.	1,605	33
International Bancshares Corp.	85,019	1,920
Preferred Bank of California	3,497	58
PrivateBancorp, Inc.	9,830	309
Signature Bank of New York *	12,080	308
South Financial Group (The), Inc.	7,467	111
SVB Financial Group *	9,078	396
Texas Capital Bancshares, Inc. *	7,624	129
Trustco Bank Corp. of New York	202,000	1,796
UCBH Holdings, Inc.	4,000	31
Umpqua Holdings Corp.	13,803	214
W. Holding Co., Inc.	950,000	1,130
Webster Financial Corp.	1,900	53
Whitney Holding Corp.	1,823	45

		14,721

Beverages - 0.1%
Boston Beer Co., Inc., Class A *	2,258	107
Green Mountain Coffee Roasters, Inc. *	1,753	56

		163

Biotechnology - 2.9%
Alexion Pharmaceuticals, Inc. *	10,491	622
Applera Corp. - Celera Group *	8,590	126
Arqule, Inc. *	7,172	31
Exelixis, Inc. *	7,779	54
Genomic Health, Inc. *	1,103	21
Illumina, Inc. *	16,292	1,236
Incyte Corp. *	3,100	33
Integra LifeSciences Holdings Corp. *	54,880	2,386
Invitrogen Corp. *	302	26
Lifecell Corp. *	66,511	2,795
Martek Biosciences Corp. *	4,665	143

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS    28    NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Biotechnology - 2.9% continued
Millennium Pharmaceuticals, Inc. *	33,413	$516
Omrix Biopharmaceuticals, Inc. *	2,121	30
Qiagen N.V. *	14,570	303
Savient Pharmaceuticals , Inc. *	1,318	26
Xoma Ltd. *	18,458	48

		8,396

Building Materials - 0.0%
Apogee Enterprises, Inc.	1,413	22
Comfort Systems USA, Inc.	1,800	23
Gibraltar Industries, Inc.	4,000	47
LSI Industries, Inc.	2,400	32

		124

Chemicals - 2.1%
Airgas, Inc.	44,640	2,030
Arch Chemicals, Inc.	1,204	45
CF Industries Holdings, Inc.	8,111	841
Ferro Corp.	1,956	29
Innophos Holdings, Inc.	1,556	25
Innospec, Inc.	6,658	141
Metabolix, Inc. *	2,554	28
Minerals Technologies, Inc.	2,609	164
OM Group, Inc. *	12,985	708
Rockwood Holdings, Inc. *	4,968	163
RPM International, Inc.	78,000	1,633
ShengdaTech, Inc. *	6,600	56
Terra Industries, Inc. *	9,238	328

		6,191

Coal - 0.2%
Alpha Natural Resources, Inc. *	4,315	188
Massey Energy Co.	13,318	486

		674

Commercial Services - 12.0%
ABM Industries, Inc.	2,827	63
Advisory Board (The) Co. *	17,955	987
Aegean Marine Petroleum Network, Inc.	32,388	1,108
Albany Molecular Research, Inc. *	7,427	90
AMN Healthcare Services, Inc. *	102,000	1,573
Arbitron, Inc.	1,703	74
Bowne & Co., Inc.	19,160	292
Capella Education Co. *	39,894	2,178
Career Education Corp. *	2,712	35
CDI Corp.	2,304	58
Chemed Corp.	41,503	1,751

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Commercial Services - 12.0% continued
Coinstar, Inc. *	74,520	$2,097
DeVry, Inc.	3,868	162
Dollar Thrifty Automotive Group *	4,800	66
DynCorp International, Inc., Class A *	10,612	177
Electro Rent Corp.	2,458	37
Emergency Medical Services Corp. *	62,000	1,531
Euronet Worldwide, Inc. *	38,810	748
FirstService Corp. *	41,510	900
FTI Consulting, Inc. *	17,912	1,273
Geo Group (The), Inc. *	71,280	2,027
Healthcare Services Group	2,000	41
Hill International, Inc. *	61,960	775
Huron Consulting Group, Inc. *	32,680	1,358
Integrated Electrical Services, Inc. *	9,332	147
ITT Educational Services, Inc. *	552	25
Morningstar, Inc. *	1,000	61
MPS Group, Inc. *	6,169	73
Navigant Consulting,Inc. *	175,450	3,330
New Oriental Education & Technology Group *	9,171	595
PharmaNet Development Group, Inc. *	3,962	100
PHH Corp. *	5,668	99
Pre-Paid Legal Services , Inc. *	5,517	234
Premier Exhibitions, Inc. *	17,126	103
Providence Service (The) Corp. *	58,760	1,763
Quanta Services, Inc. *	45,188	1,047
Resources Connection, Inc.	82,100	1,467
Ritchie Bros. Auctioneers	2,620	214
SAIC, Inc. *	40,170	747
Spherion Corp. *	23,730	145
Strayer Education, Inc.	6,809	1,038
TeleTech Holdings, Inc. *	3,757	84
TNS, Inc. *	8,978	185
TrueBlue, Inc. *	8,364	112
VistaPrint Ltd. *	81,188	2,838
WNS Holdings Ltd. ADR *	74,450	1,150

		34,958

Computers - 3.5%
Agilysys, Inc.	2,177	25
Ansoft Corp. *	3,577	109
CACI International, Inc., Class A *	71,760	3,269
CIBER, Inc. *	11,533	56
Cognizant Technology Solutions Corp., Class A *	26,896	775
Comtech Group, Inc. *	29,171	315
Electronics for Imaging, Inc. *	135,000	2,014

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   29   MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Computers - 3.5% continued
Henry (Jack) & Associates, Inc.	24,020	$592
Hutchinson Technology, Inc. *	5,828	93
iGate Corp. *	7,473	53
Immersion Corp. *	13,265	94
Magma Design Automation, Inc. *	21,618	207
Manhattan Associates, Inc. *	6,571	151
Quantum Corp. *	34,608	74
Radiant Systems, Inc. *	5,124	72
Riverbed Technology, Inc. *	8,925	133
Silicon Storage Technology, Inc. *	21,225	56
Synaptics, Inc. *	2,374	57
Synopsys, Inc. *	27,697	629
Syntel, Inc.	1,700	45
Unisys Corp. *	313,000	1,387

		10,206

Cosmetics/Personal Care - 0.0%
Elizabeth Arden, Inc. *	4,715	94

Distribution/Wholesale - 0.9%
Central European Distribution Corp. *	900	52
Huttig Building Products, Inc. *	86,500	201
Ingram Micro, Inc., Class A *	5,600	89
Owens & Minor, Inc.	1,800	71
Tech Data Corp. *	1,053	34
United Stationers, Inc. *	44,766	2,135

		2,582

Diversified Financial Services - 2.1%
Advanta Corp., Class B	3,600	25
Affiliated Managers Group, Inc. *	23,845	2,164
Calamos Asset Management, Inc., Class A	1,552	25
FCStone Group, Inc. *	16,490	457
Financial Federal Corp.	1,505	33
GAMCO Investors, Inc., Class A	901	45
GFI Group, Inc.	9,930	569
Greenhill & Co., Inc.	5,757	401
IntercontinentalExchange, Inc. *	4,020	525
Janus Capital Group, Inc.	2,800	65
Knight Capital Group, Inc., Class A *	2,400	39
optionsXpress Holdings, Inc.	8,704	180
Piper Jaffray Cos. *	2,300	78
Portfolio Recovery Associates, Inc.	33,670	1,444

		6,050

Electric - 0.9%
Aquila, Inc. *	9,400	30
Black Hills Corp.	1,802	64

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Electric - 0.9% continued
Central Vermont Public Service Corp.	3,787	$91
El Paso Electric Co. *	6,821	146
Otter Tail Corp.	4,163	147
Pike Electric Corp. *	120,000	1,672
PNM Resources, Inc.	3,700	46
Portland General Electric Co.	11,050	249
Westar Energy, Inc.	4,641	106

		2,551

Electrical Components & Equipment - 1.5%
Ametek, Inc.	40,000	1,756
Belden, Inc.	20,875	737
C&D Technologies, Inc. *	5,919	30
Encore Wire Corp.	6,518	119
EnerSys *	1,200	29
General Cable Corp. *	19,079	1,127
GrafTech International Ltd. *	18,101	293
Powell Industries, Inc. *	2,056	81
Superior Essex, Inc. *	4,514	127

		4,299

Electronics - 4.7%
Analogic Corp.	3,225	215
Benchmark Electronics, Inc. *	90,000	1,615
Coherent, Inc. *	75,000	2,092
Cubic Corp.	7,273	207
Curtiss-Wright Corp.	1,856	77
Dionex Corp. *	2,458	189
Flir Systems, Inc. *	49,768	1,497
Itron, Inc. *	23,191	2,093
Methode Electronics, Inc.	7,072	83
National Instruments Corp.	2,200	57
PerkinElmer, Inc.	1,200	29
Plexus Corp. *	69,900	1,961
Sonic Solutions, Inc. *	186,260	1,797
Taser International, Inc. *	3,100	29
TTM Technologies, Inc. *	15,957	181
Varian, Inc. *	4,977	288
Watts Water Technologies, Inc., Class A	40,000	1,121
Woodward Governor Co.	2,500	67

		13,598

Energy - Alternate Sources - 0.0%
Headwaters, Inc. *	2,100	28

Engineering & Construction - 0.4%
Chicago Bridge & Iron Co. N.V., (New York Shares)	24,836	975
Dycom Industries, Inc. *	3,616	43

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   38   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Engineering & Construction - 0.4% continued
KBR, Inc.	1,300	$36
Perini Corp. *	5,439	197
Stanley, Inc. *	1,455	43

		1,294

Entertainment - 1.0%
Bally Technologies, Inc. *	600	21
Lions Gate Entertainment Corp. *	148,670	1,450
Macrovision Corp. *	77,340	1,044
Pinnacle Entertainment, Inc. *	24,720	316

		2,831

Environmental Control - 0.0%
Calgon Carbon Corp. *	6,420	97
Darling International, Inc. *	1,655	21

		118

Food - 1.3%
Cal-Maine Foods, Inc.	5,585	187
Chiquita Brands International, Inc. *	9,272	214
Flowers Foods, Inc.	3,166	78
Fresh Del Monte Produce, Inc. *	7,046	257
Ingles Markets, Inc., Class A	1,787	44
J & J Snack Foods Corp.	68,000	1,868
Nash Finch Co.	6,305	214
Performance Food Group Co. *	6,311	206
Smart Balance, Inc. *	88,530	699
Winn-Dixie Stores, Inc. *	6,600	119

		3,886

Forest Products & Paper - 1.3%
Buckeye Technologies, Inc. *	2,000	22
Glatfelter	135,000	2,040
Neenah Paper, Inc.	52,000	1,340
Potlatch Corp.	7,735	319
Rayonier, Inc.	1,304	57
Temple-Inland, Inc.	5,400	69

		3,847

Gas - 0.5%
Atmos Energy Corp.	953	24
New Jersey Resources Corp.	49,300	1,531
Northwest Natural Gas Co.	1,002	44

		1,599

Hand/Machine Tools - 0.0%
Baldor Electric Co.	4,421	124

Healthcare - Products - 5.2%
Abaxis, Inc. *	16,691	387

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Healthcare - Products - 5.2% continued
Advanced Medical Optics, Inc. *	85,000	$1,725
Arthrocare Corp. *	3,002	100
Bruker BioSciences Corp. *	3,700	57
Cepheid, Inc. *	5,000	122
Conceptus, Inc. *	37,195	690
Conmed Corp. *	10,683	274
Cooper Cos., Inc.	36,000	1,239
Cynosure, Inc., Class A *	1,153	25
Haemonetics Corp. of Massachusetts *	28,400	1,692
Hologic, Inc. *	1,900	106
ICU Medical, Inc. *	57,000	1,640
Immucor, Inc. *	1,600	34
Intuitive Surgical, Inc. *	3,721	1,207
Invacare Corp.	11,185	249
Kinetic Concepts, Inc. *	4,464	206
NuVasive, Inc. *	62,270	2,149
Quidel Corp. *	3,100	50
Resmed, Inc. *	13,975	589
STERIS Corp.	6,169	166
SurModics, Inc. *	21,487	900
TomoTherapy, Inc. *	107,500	1,543
Zoll Medical Corp. *	1,206	32

		15,182

Healthcare - Services - 4.2%
Air Methods Corp. *	45,400	2,196
AMERIGROUP Corp. *	1,708	47
Apria Healthcare Group, Inc. *	8,725	172
Centene Corp. *	2,863	40
Healthways, Inc. *	49,970	1,766
Kindred Healthcare, Inc. *	7,304	160
Magellan Health Services, Inc. *	55,700	2,211
Molina Healthcare, Inc. *	2,806	69
Pediatrix Medical Group, Inc. *	11,311	762
Psychiatric Solutions, Inc. *	137,217	4,654
RehabCare Group, Inc. *	6,061	91

		12,168

Holding Companies - Diversified - 0.0%
Walter Industries, Inc.	800	50

Home Builders - 0.4%
Thor Industries, Inc.	42,000	1,250

Home Furnishings - 0.5%
DTS, Inc. *	61,790	1,483
Furniture Brands International, Inc.	1,400	16

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   31   MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Home Furnishings - 0.5% continued
Tempur-Pedic International, Inc.	3,690	$41

		1,540

Household Products/Wares - 0.4%
American Greetings Corp., Class A	8,523	158
Blyth, Inc.	2,259	45
Central Garden and Pet Co., Class A *	5,088	23
CSS Industries, Inc.	1,007	35
Fossil, Inc. *	29,084	888
Tupperware Brands Corp.	1,400	54

		1,203

Insurance - 3.0%
American Physicians Capital, Inc.	2,496	116
Amerisafe, Inc. *	3,160	40
Aspen Insurance Holdings Ltd.	21,010	554
Assured Guaranty Ltd.	6,713	159
eHealth, Inc. *	17,721	391
Flagstone Reinsurance Holdings Ltd.	4,966	60
Infinity Property & Casualty Corp.	17,390	723
IPC Holdings Ltd.	3,655	102
LandAmerica Financial Group, Inc.	900	36
Max Capital Group Ltd.	7,423	194
NYMAGIC, Inc.	1,860	42
Platinum Underwriters Holdings Ltd.	8,504	276
Primus Guaranty Ltd. *	336,220	1,204
SeaBright Insurance Holdings, Inc. *	2,759	41
Selective Insurance Group, Inc.	127,000	3,033
StanCorp Financial Group, Inc.	34,000	1,622
Stewart Information Services Corp.	3,309	93

		8,686

Internet - 3.6%
1-800-FLOWERS.COM , Inc., Class A *	13,696	116
AsiaInfo Holdings, Inc. *	16,834	183
Avocent Corp. *	2,404	41
Blue Coat Systems, Inc. *	5,609	123
Blue Nile, Inc. *	2,920	158
Chordiant Software, Inc. *	23,173	140
CMGI, Inc. *	4,200	56
CyberSource Corp. *	156,500	2,286
Earthlink, Inc. *	17,354	131
Equinix, Inc. *	7,853	522
eResearch Technology , Inc. *	7,963	99
Infospace, Inc.	5,760	67
Interwoven, Inc. *	11,125	119
iPass, Inc. *	14,144	43

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Internet - 3.6% continued
j2 Global Communications, Inc. *	56,490	$1,261
Priceline.com, Inc. *	10,314	1,246
RealNetworks, Inc. *	11,667	67
RightNow Technologies, Inc. *	4,100	49
S1 Corp. *	13,136	93
Sapient Corp. *	14,500	101
Shutterfly, Inc. *	6,771	101
Sohu.com, Inc. *	2,155	97
TriZetto Group, Inc. *	79,000	1,318
United Online, Inc.	90,320	954
Vignette Corp. *	13,021	172
Vocus, Inc. *	1,856	49
Website Pros, Inc. *	88,170	867

		10,459

Investment Companies - 0.0%
Apollo Investment Corp.	5,495	87
Capital Southwest Corp.	454	56

		143

Iron/Steel - 0.1%
Olympic Steel, Inc.	1,500	67
Schnitzer Steel Industries , Inc., Class A	2,419	172

		239

Leisure Time - 0.1%
Brunswick Corp.	2,200	35
Multimedia Games, Inc. *	10,232	55
Polaris Industries, Inc.	3,413	140

		230

Machinery - Construction & Mining - 0.3%
Astec Industries, Inc. *	2,859	111
Bucyrus International, Inc. , Class A	5,360	545
Terex Corp. *	4,966	310

		966

Machinery - Diversified - 0.6%
AGCO Corp. *	3,456	207
Applied Industrial Technologies, Inc.	4,815	144
Chart Industries, Inc. *	803	27
Cognex Corp.	2,600	57
Columbus McKinnon Corp. of New York *	1,200	37
Flowserve Corp.	6,126	639
Gorman-Rupp (The) Co.	1,316	43
Hurco Cos., Inc. *	1,505	70
Lindsay Corp.	700	72
NACCO Industries, Inc., Class A	1,057	86

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   32   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Machinery - Diversified - 0.6% continued
Robbins & Myers, Inc.	1,706	$56
Tecumseh Products Co. , Class A *	5,116	157
Tennant Co.	1,180	47

		1,642

Media - 0.5%
Belo Corp., Class A	6,083	64
Central European Media Enterprises Ltd. *	14,450	1,232
CTC Media, Inc. *	1,200	34
Journal Communications , Inc., Class A	8,577	63
Lee Enterprises, Inc.	3,200	32
Lin TV Corp., Class A *	2,107	20

		1,445

Metal Fabrication/Hardware - 0.4%
Ampco-Pittsburgh Corp.	2,202	95
Foster (L.B.) Co., Class A *	1,688	73
Ladish Co., Inc. *	12,516	450
Lawson Products, Inc.	1,154	32
Mueller Industries, Inc.	3,060	88
Quanex Corp.	3,121	161
Sun Hydraulics, Inc.	4,038	118
Valmont Industries, Inc.	1,100	97
Worthington Industries, Inc.	11,065	187

		1,301

Mining - 0.1%
Brush Engineered Materials, Inc. *	1,300	34
Compass Minerals International, Inc.	1,600	94
Hecla Mining Co. *	6,900	77
Kaiser Aluminum Corp.	1,600	111

		316

Miscellaneous Manufacturing - 1.5%
Actuant Corp., Class A	900	27
Acuity Brands, Inc.	1,709	73
Aptargroup, Inc.	1,100	43
Barnes Group, Inc.	1,600	37
Harsco Corp.	13,451	745
Koppers Holdings, Inc.	3,260	144
Matthew s International Corp., Class A	61,420	2,964
Raven Industries, Inc.	1,254	38
Smith (A.O.) Corp.	1,309	43
Tredegar Corp.	4,990	91
Trimas Corp. *	8,627	45

		4,250

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Office Furnishings - 0.1%
Herman Miller, Inc.	6,600	$162
HNI Corp.	1,053	29

		191

Office/Business Equipment - 0.1%
IKON Office Solutions, Inc.	19,693	150

Oil & Gas - 3.2%
Arena Resources, Inc. *	12,861	498
ATP Oil & Gas Corp. *	17,259	565
Atwood Oceanics, Inc. *	651	60
Berry Petroleum Co., Class A	2,055	95
Bois d’Arc Energy, Inc. *	5,668	122
Bronco Drilling Co., Inc. *	2,600	42
Comstock Resources, Inc. *	800	32
Concho Resources, Inc. *	1,700	44
Energy Partners Ltd. *	6,700	63
Harvest Natural Resources, Inc. *	5,500	66
Mariner Energy, Inc. *	4,063	110
Parallel Petroleum Corp. *	46,701	914
Patterson-UTI Energy, Inc.	15,759	413
Penn Virginia Corp.	8,431	372
Petroleum Development Corp. *	700	48
Petroquest Energy, Inc. *	24,655	427
Quicksilver Resources, Inc. *	68,000	2,484
Range Resources Corp.	8,313	527
Rex Energy Corp. *	2,500	42
Rosetta Resources, Inc. *	7,069	139
SandRidge Energy, Inc. *	28,601	1,120
Stone Energy Corp. *	15,099	790
Swift Energy Co. *	5,317	239
Whiting Petroleum Corp. *	2,965	192

		9,404

Oil & Gas Services - 2.1%
Cal Dive International, Inc. *	49,261	511
Dawson Geophysical Co. *	1,154	78
Dril-Quip, Inc. *	6,588	306
Global Industries Ltd. *	3,512	57
Gulf Island Fabrication, Inc.	1,803	52
Hercules Offshore, Inc. *	20,622	518
Lufkin Industries, Inc.	5,442	347
NATCO Group, Inc., Class A *	1,200	56
Newpark Resources, Inc. *	10,533	54
Oceaneering International, Inc. *	28,000	1,764
Tetra Technologies, Inc. *	100,000	1,584
W-H Energy Services, Inc. *	7,131	491

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   33   MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Oil & Gas Services - 2.1% continued
Willbros Group, Inc. *	5,768	$176

		5,994

Pharmaceuticals - 1.1%
Alkermes, Inc. *	7,411	88
BioMarin Pharmaceutical, Inc. *	11,724	415
Caraco Pharmaceutical Laboratories Ltd. *	6,209	111
Cephalon, Inc. *	7,306	470
Cubist Pharmaceuticals , Inc. *	10,989	202
Nabi Biopharmaceuticals *	8,100	33
Neurocrine Biosciences , Inc. *	6,420	35
Obagi Medical Products , Inc. *	2,500	22
Onyx Pharmaceuticals, Inc. *	1,152	33
OSI Pharmaceuticals, Inc. *	7,102	266
Par Pharmaceutical Cos. , Inc. *	3,600	63
Perrigo Co.	16,251	613
Poniard Pharmaceuticals , Inc. *	7,944	27
Progenics Pharmaceuticals, Inc. *	2,800	18
Sciele Pharma, Inc. *	1,132	22
United Therapeutics Corp. *	7,079	614
Vivus, Inc. *	6,500	39
Watson Pharmaceuticals , Inc. *	3,010	88
Xenoport, Inc. *	2,507	101

		3,260

Real Estate - 0.1%
Jones Lang LaSalle, Inc.	3,076	238

Real Estate Investment Trusts - 0.9%
Agree Realty Corp.	3,056	84
AMB Property Corp.	6,616	360
Arbor Realty Trust, Inc.	4,193	63
BioMed Realty Trust, Inc.	1,500	36
DCT Industrial Trust, Inc.	7,800	78
Entertainment Properties Trust	4,113	203
Federal Realty Investment Trust	2,905	226
Franklin Street Properties Corp.	3,812	55
Medical Properties Trust , Inc.	11,051	125
National Health Investors, Inc.	9,129	285
Nationwide Health Properties, Inc.	2,900	98
Post Properties, Inc.	9,508	367
Realty Income Corp.	4,054	104
Regency Centers Corp.	4,209	273
Taubman Centers, Inc.	2,006	104
Ventas, Inc.	3,607	162

		2,623

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Retail - 6.0%
Abercrombie & Fitch Co. , Class A	8,774	$642
Aeropostale, Inc. *	32,653	885
Asbury Automotive Group, Inc.	2,787	38
AutoNation, Inc. *	10,725	161
Bob Evans Farms, Inc.	7,529	208
Borders Group, Inc.	262,000	1,538
Brown Shoe Co., Inc.	2,300	35
Buckle (The), Inc.	4,000	179
California Pizza Kitchen , Inc. *	10,949	143
Casey’s General Stores , Inc.	3,100	70
CEC Entertainment, Inc. *	4,470	129
Children’s Place Retail Stores (The) , Inc. *	94,000	2,309
Chipotle Mexican Grill , Inc., Class B *	3,455	335
Duckwall-ALCO Stores, Inc. *	14,960	170
GameStop Corp., Class A *	15,641	809
Group 1 Automotive, Inc.	70,500	1,655
Guess?, Inc.	18,251	739
Gymboree Corp. *	3,300	132
Insight Enterprises, Inc. *	2,500	44
J Crew Group, Inc. *	16,450	727
Jack in the Box, Inc. *	5,922	159
Jo-Ann Stores, Inc. *	5,016	74
Jones Apparel Group, Inc.	3,400	46
Landry’s Restaurants, Inc.	6,775	110
O’Charleys, Inc.	14,912	172
Pantry (The), Inc. *	2,000	42
Papa John’s International , Inc. *	66,000	1,598
PC Connection, Inc. *	5,868	46
Pricesmart, Inc.	4,126	114
RadioShack Corp.	2,706	44
Regis Corp.	1,104	30
Rush Enterprises, Inc., Class A *	11,135	176
School Specialty, Inc. *	59,154	1,866
Sonic Automotive, Inc., Class A	1,386	28
Systemax, Inc.	5,368	65
Tractor Supply Co. *	36,710	1,451
Urban Outfitters, Inc. *	16,917	530
West Marine, Inc. *	4,015	28
World Fuel Services Corp.	1,000	28
Zale Corp. *	1,300	26

		17,581

Savings & Loans - 0.1%
BankFinancial Corp.	2,508	40
New Alliance Bancshares, Inc.	7,480	92

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   34   NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94. 5% continued
Savings & Loans - 0.1% continued
Provident Financial Services , Inc.	13,564	$192
Provident New York Bancorp	2,976	40

		364

Semiconductors - 2.2%
Advanced Analogic Technologies , Inc. *	7,373	41
Cavium Networks, Inc. *	13,558	222
Credence Systems Corp. *	28,840	49
DSP Group, Inc. *	2,708	34
Emulex Corp. *	4,060	66
Entegris, Inc. *	244,530	1,758
Intersil Corp., Class A	1,154	30
Microsemi Corp. *	23,335	532
Monolithic Power Systems, Inc. *	10,586	187
Photronics, Inc. *	4,422	42
Semtech Corp. *	6,980	100
Silicon Laboratories, Inc. *	57,830	1,824
Skyworks Solutions, Inc. *	15,458	113
Teradyne, Inc. *	97,536	1,211
Varian Semiconductor Equipment Associates, Inc. *	2,900	82
Zoran Corp. *	7,022	96

		6,387

Software - 8.6%
Activision, Inc. *	58,102	1,587
Actuate Corp. *	5,808	24
Advent Software, Inc. *	4,655	198
Allscripts Healthcare Solutions, Inc. *	71,440	737
Ansys, Inc. *	4,000	138
Avid Technology, Inc. *	109,000	2,653
Blackbaud, Inc.	34,680	842
BladeLogic, Inc. *	900	25
Concur Technologies, Inc. *	6,303	196
CSG Systems International , Inc. *	6,219	71
Double-Take Software, Inc. *	2,909	34
Eclipsys Corp. *	1,500	29
Global Payments, Inc.	35,900	1,485
Innerworkings, Inc. *	122,860	1,724
JDA Software Group, Inc. *	6,506	119
Lawson Software, Inc. *	17,505	132
MicroStrategy, Inc., Class A *	1,401	104
Monotype Imaging Holdings, Inc. *	59,110	893
MSC.Software Corp. *	160,000	2,078
Nuance Communications, Inc. *	124,260	2,163
Omniture, Inc. *	4,974	115
Pegasystems, Inc.	4,113	40

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Software - 8.6% continued
Phase Forward, Inc. *	8,821	$151
Phoenix Technologies Ltd. *	4,865	76
PROS Holdings, Inc. *	1,700	21
Schawk, Inc.	95,000	1,519
Skillsoft Ltd. ADR *	73,970	774
Solera Holdings, Inc. *	75,900	1,849
SPSS, Inc. *	1,900	74
Synchronoss Technologies, Inc. *	4,718	95
Take-Two Interactive Software, Inc. *	2,100	54
Taleo Corp., Class A *	8,727	169
THQ, Inc. *	91,690	1,999
Ultimate Software Group, Inc. *	95,889	2,882

		25,050

Telecommunications - 2.4%
Adtran, Inc.	9,658	179
Atlantic Tele-Network, Inc.	3,762	127
Cbeyond, Inc. *	5,161	97
CommScope, Inc. *	1,100	38
Ditech Networks, Inc. *	7,425	22
EMS Technologies, Inc. *	953	26
Foundry Networks, Inc. *	5,700	66
General Communication, Inc., Class A *	195,000	1,197
Harris Corp.	20,525	996
IDT Corp., Class B *	11,035	43
iPCS, Inc.	57,000	1,331
Novatel Wireless, Inc. *	9,555	92
NTELOS Holdings Corp.	10,896	264
Plantronics, Inc.	5,060	98
Polycom, Inc. *	3,200	72
Premiere Global Services, Inc. *	6,069	87
SureWest Communications	6,671	103
Switch & Data Facilities Co., Inc. *	4,887	50
Syniverse Holdings, Inc. *	119,700	1,994
Tellabs, Inc. *	4,800	26
USA Mobility, Inc. *	2,788	20

		6,928

Textiles - 1.1%
G&K Services, Inc., Class A	35,000	1,246
Unifirst Corp. of Massachusetts	50,000	1,855

		3,101

Toys, Games & Hobbies - 0.4%
RC2 Corp. *	53,000	1,111

Transportation - 2.2%
Arkansas Best Corp.	3,700	118

See Notes to the Financial Statements.
NORTHERN FUNDS ANNUAL REPORT   35   MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued	MARCH 31, 2008

	NUMBER	VALUE
	OF SHARES	(000S)
COMMON STOCKS - 94.5% continued
Transportation - 2.2% continued
Forward Air Corp.	64,000	$2,268
Genco Shipping & Trading Ltd.	1,007	57
General Maritime Corp.	8,780	207
Heartland Express, Inc.	3,800	54
HUB Group, Inc., Class A *	800	26
Knight Transportation, Inc.	105,760	1,741
Knightsbridge Tankers Ltd.	3,160	84
Landstar System, Inc.	32,500	1,695
Pacer International, Inc.	2,700	45
TBS International Ltd., Class A *	3,873	117
YRC Worldwide, Inc. *	2,700	36

		6,448

Total Common Stocks

(Cost $300,837)		275,895

INVESTMENT COMPANIES - 5.1%
iShares Russell 2000 Growth Index Fund	28,568	2,081
iShares Russell 2000 Index Fund	15,900	1,089
Northern Institutional Funds -
Diversified Assets Portfolio (1) (2)	11,810,215	11,810

Total Investment Companies

(Cost $15,094)		14,980

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
SHORT-TERM INVESTMENTS - 1.0%
Royal Bank of Canada, Toronto,
Eurodollar Time Deposit
2.81%, 4/1/08	$2,611	2,611
U.S. Treasury Bill, (3)
2.77%, 6/26/08	350	348

Total Short-Term Investments

(Cost $2,959)		2,959

Total Investments - 100.6%

(Cost $318,890)		293,834
Liabilities less Other Assets - (0.6)%		(1,766)

NET ASSETS - 100.0%		$292,068

(1)	Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.

(2)	At March 31, 2007, Diversified Assets Portfolio of the Northern Institutional Funds value was approximately $9,490,000 with net purchases of approximately $2,320,000 during the fiscal year ended March 31, 2008.

(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security
Percentages shown are based on Net Assets.
At March 31, 2008, the Multi-Manager Small Cap Fund had open futures contracts as follows:

		NOTIONAL			UNREALIZED
	NUMBER OF	AMOUNT	CONTRACT	CONTRACT	GAIN
TYPE	CONTRACTS	(000S)	POSITION	EXP.	(000S)
Russell 2000	43	$2,967	Long	6/08	$68

At March 31, 2008, the industry sectors (unaudited) for the Multi-Manager Small Cap Fund were:

% OF LONG-TERM
INDUSTRY SECTOR	INVESTMENTS
Consumer Discretionary	13.6%
Consumer Staples	2.3
Energy	4.3
Financials	14.3
Health Care	16.9
Industrials	15.6
Information Technology	24.9
Materials	4.6
Telecommunication Services	2.4
Utilities	1.1

Total	100.0%

See Notes to the Financial Statements.
MULTI-MANAGER FUNDS   36   NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2008

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 39 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, and Multi-Manager Small Cap Funds (collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Global Advisors, Inc. (“NTGA”) is a subsidiary of Northern Trust Corporation and Northern Trust Investments, N.A. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTGA and NTI serve jointly as the investment advisers of the Funds. Northern Trust serves as the custodian, fund accountant and transfer agent for the Trust. NTI and PFPC Inc. (“PFPC”) serve as the Trust’s co-administrators, and Northern Fund Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES AND CONTRACTS – Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS – Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2008, the Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions was approximately $2,775,000, $998,000, $358,000 and $348,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 p.m. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME – Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES – Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES – The Multi-Manager International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

There were no redemption fees for the fiscal year ended March 31, 2008, for the Multi-Manager International Equity Fund.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2008

H) DISTRIBUTIONS TO SHAREHOLDERS – Distribution of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND
PAYMENT FREQUENCY
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

I) FEDERAL INCOME TAXES – No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2007, through the fiscal year end, the following Funds incurred net capital losses and/or Section 988 net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands):

Multi-Manager International Equity	$2,879
Multi-Manager Large Cap	2,638
Multi-Manager Small Cap	17,522

At March 31, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows (in thousands):

Fund	March 31, 2016
Multi-Manager Large Cap	$67

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2008, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED

	ORDINARY	LONG-TERM	UNREALIZED
Amounts in thousands	INCOME*	CAPITAL GAINS	LOSSES
Multi-Manager International Equity	$5,156	$13,395	$(15,479)
Multi-Manager Large Cap	9	—	(15,701)
Multi-Manager Mid Cap	573	2,279	(29,482)
Multi-Manager Small Cap	2	1	(27,592)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the year or period ended March 31, 2008, was as follows:

	DISTRIBUTIONS FROM

	ORDINARY	LONG-TERM
Amounts in thousands	INCOME*	CAPITAL GAINS
Multi-Manager International Equity	$55,680	$20,729
Multi-Manager Large Cap	685	—
Multi-Manager Mid Cap	10,452	4,769
Multi-Manager Small Cap	9,605	8,807

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the period ended March 31, 2007, was as follows:

	DISTRIBUTIONS FROM

	ORDINARY	LONG-TERM
Amounts in thousands	INCOME*	CAPITAL GAINS
Multi-Manager International Equity	$1,800	$ —
Multi-Manager Mid Cap	370	—
Multi-Manager Small Cap	888	2

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
 NOTES TO THE FINANCIAL STATEMENTS continued

tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of March 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Funds’ financial statements.

3. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At March 31, 2008, the Funds did not have any outstanding loans.

The Funds did not incur any interest expense during the fiscal year or period ended March 31, 2008.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a joint advisory fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). For the fiscal year ended March 31, 2008, the investment advisers agreed to reimburse the Funds for certain expenses as shown on the accompanying Statements of Operations to adhere to the expense limitations set forth below. The annual advisory fees and expense limitations for the Funds during the fiscal year or period ended March 31, 2008 were as follows:

	ANNUAL	EXPENSE
	ADVISORY FEES	LIMITATIONS
Multi-Manager International Equity	1.10%	1.45%
Multi-Manager Large Cap	0.90%	1.20%
Multi-Manager Mid Cap	0.90%	1.20%
Multi-Manager Small Cap	1.10%	1.40%

The reimbursements described above are voluntary and may be modified or terminated at any time.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, each of NTI and NTGA is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI and NTGA oversee and monitor the selection and performance of Sub-Advisers and allocate resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI and NTGA. NTI and NTGA manage the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2008, Altrinsic Global Advisors, LLC, Tradewinds Global Investors, LLC, UBS Global Asset Management (Americas) Inc. and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager International Equity Fund. Effective August 30, 2007, Nicholas Applegate Capital Management, LLC is no longer a Sub-Adviser for the Multi-Manager International Equity Fund and its assets were transferred to UBS Global Asset Management (Americas) Inc. Effective February 20, 2008, Oechsle International Advisors, LLC is no longer a Sub-Adviser for the Multi-Manager International Equity Fund and its assets were transferred to William Blair & Company, LLC.

As of March 31, 2008, Delaware Management Company, Inc., Jennison Associates LLC, Marsico Capital Management, LLC and Metropolitan West Capital Management, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2008, Geneva Capital Management Ltd., LSV Asset Management and TCW Investment Management Company are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2008, Copper Rock Capital Partners LLC, Goldman Sachs Asset Management, L.P., Metropolitan West Capital Management, LLC and William Blair & Company, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund. Effective August 22, 2007, NorthPointe Capital, LLC is no longer

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2008

a Sub-Adviser for the Multi-Manager Small Cap Fund and its assets were transferred to Goldman Sachs Asset Management, L.P.

The Investment Advisers are responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.10 percent of the average daily net assets outstanding for the Funds.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15 percent of each Fund’s average daily net assets. The Funds pay the co-administration fees to NTI, which in turn pays a portion of these fees to PFPC for its services.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected in the Funds’ Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Funds for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (“SEC”). Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to NTI and/or its affiliates on the uninvested cash invested in the Portfolio are 0.35 percent. NTI is currently reimbursing each of the Funds invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each Fund’s assets invested in the Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

6. INVESTMENT TRANSACTIONS

For the fiscal year or period ended March 31, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES

	U.S.		U.S.
Amounts in thousands	GOVERNMENT	OTHER	GOVERNMENT	OTHER
Multi-Manager International Equity	$ —	$1,352,560	$ —	$969,387
Multi-Manager Large Cap	—	284,747	—	21,105
Multi-Manager Mid Cap	—	299,446	—	140,799
Multi-Manager Small Cap	–	589,364	–	477,609

At March 31, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

				COST
	UNREALIZED	UNREALIZED	NET	BASIS OF
Amounts in thousands	APPRECIATION	DEPRECIATION	DEPRECIATION	SECURITIES
Multi-Manager International Equity	$92,296	$(107,881)	$(15,585)	$1,522,130
Multi-Manager Large Cap	3,190	(18,891)	(15,701)	281,468
Multi-Manager Mid Cap	37,936	(67,418)	(29,482)	476,736
Multi-Manager Small Cap	12,253	(39,845)	(27,592)	321,426

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2008

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2008, were as follows:

		PROCEEDS	SHARES FROM			PAYMENTS	NET	NET
	SHARES	FROM	REINVESTED	REINVESTMENT	SHARES	FOR SHARES	INCREASE	INCREASE
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	OF DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Multi-Manager International Equity	56,369	$673,825	3,929	$46,013	(16,863)	$(204,029)	43,435	$515,809
Multi-Manager Large Cap	31,385	293,614	4	32	(1,466)	(13,033)	29,923	280,613
Multi-Manager Mid Cap	19,175	212,226	931	10,265	(5,566)	(62,204)	14,540	160,287
Multi-Manager Small Cap	16,706	174,732	1,185	11,912	(4,841)	(51,079)	13,050	135,565

Transactions in capital shares for the period ended March 31, 2007, were as follows:

		PROCEEDS	SHARES FROM			PAYMENTS	NET	NET
	SHARES	FROM	REINVESTED	REINVESTMENT	SHARES	FOR SHARES	INCREASE	INCREASE
Amounts in thousands	SOLD	SHARES SOLD	DIVIDENDS	OF DIVIDENDS	REDEEMED	REDEEMED	IN SHARES	IN NET ASSETS
Multi-Manager International Equity	95,622	$1,035,118	6	$65	(4,100)	$(46,994)	91,528	$988,189
Multi-Manager Mid Cap	32,677	339,473	1	9	(2,111)	(22,607)	30,567	316,875
Multi-Manager Small Cap	22,284	230,136	38	417	(2,551)	(27,625)	19,771	202,928

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements and financial disclosures, if any.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial amounts, but will require additional disclosures. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, and Multi-Manager Small Cap Fund (collectively, the “Funds”), four separate portfolios of Northern Funds (the “Trust”), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 2008 and for the period from June 22, 2006 (commencement of operations) through March 31, 2007, with the exception of the Multi-Manager Large Cap Fund, for which we have audited the related statement of operations, statement of changes in net assets and the financial highlights for the period from October 17, 2007 (commencement of operations) through March 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
May 28, 2008

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2008 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2008, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2008:

QDI
FUND	PERCENTAGE
Multi-Manager International Equity	18.96%
Multi-Manager Large Cap	63.26%
Multi-Manager Mid Cap	6.48%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD
FUND	PERCENTAGE
Multi-Manager Large Cap	71.57%
Multi-Manager Mid Cap	5.00%

CAPITAL GAIN DISTRIBUTION – The following Funds made capital gain distributions in December 2007, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM
CAPITAL GAIN
FUND	15%
Multi-Manager International Equity	$0.1885
Multi-Manager Mid Cap	0.1278
Multi-Manager Small Cap	0.3476

FOREIGN TAX CREDIT – The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

FUND	TAXES	INCOME
Multi-Manager International Equity	$0.0204	$0.2114

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

FUND EXPENSES	MARCH 31, 2008 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager International Equity Fund; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007, through March 31, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/07 - 3/31/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 38) in the Multi-Manager International Equity Fund. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER INTERNATIONAL EQUITY

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.45%	$1,000.00	$903.50	$6.92
Hypothetical	1.45%	$1,000.00	$1,017.80	$7.33 **

MULTI-MANAGER LARGE CAP (1)

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.20%	$1,000.00	$879.00	$5.13
Hypothetical	1.20%	$1,000.00	$1,017.28	$5.50 **

MULTI-MANAGER MID CAP

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.20%	$1,000.00	$863.30	$5.61
Hypothetical	1.20%	$1,000.00	$1,019.05	$6.07 **

MULTI-MANAGER SMALL CAP

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID*
	EXPENSE	VALUE	VALUE	10/1/07 -
	RATIO	10/1/07	3/31/08	3/31/08
Actual	1.40%	$1,000.00	$812.20	$6.36
Hypothetical	1.40%	$1,000.00	$1,018.05	$7.08 **

(1)	Multi-Manager Large Cap commenced operations on 10/17/07. Thus, to calculate account values & expenses paid, the 166 day rate of return was used (as opposed to the 6 month rate of return).

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

SHAREHOLDER MEETING RESULTS	MARCH 31, 2008 (UNAUDITED)

A Special Meeting of Shareholders of each investment portfolio (the “Funds”) of Northern Funds was held on January 29, 2008 to elect seven Trustees of the Multi-Manager Board. The resulting votes are presented below:

	FOR THE NOMINEE	WITHHELD NUMBER
TRUSTEE	NUMBER OF SHARES	OF SHARES
William L. Bax	160,624,379.77	10,590.31
Edward J. Condon Jr.	160,624,379.77	10,590.31
Sharon Gist Gilliam	160,618,998.77	15,971.31
Sandra Polk Guthman	160,624,379.77	10,590.31
Michael E. Murphy	160,624,379.77	10,590.31
Richard P. Strubel	160,623,938.77	11,031.31
Casey Sylla	160,624,379.77	10,590.31

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2008 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of March 31, 2008, each Trustee oversaw a total of 61 portfolios in the Northern Funds Complex — Northern Funds offers 39 portfolios (including 4 Multi-Manager portfolios) and Northern Institutional Funds offers 22 portfolios. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

 NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
William L. Bax Age: 64 Trustee since 2006
• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;
• Director of Big Shoulders Fund since 1997;
• Director of Children’s Memorial Hospital since 1997;
• Trustee of DePaul University since 1998;
• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;
• Director of Andrew Corporation from 2006 to 2007.
• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 67 Trustee since 2006
• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;
• Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;
• Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;
• Member and Director of the Illinois Venture Capital Association since 2001;
• Trustee at Dominican University from 1996 to 2005;
• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;
• Member of the Board of Governors of The Metropolitan Club since 2003;
• Member of the Advisory Board of AAVIN Equity Partners since 2005;
• Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;
• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;
• Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.
• None

Sharon Gist Gilliam Age: 64 Trustee since 2006
• CEO of Chicago Housing Authority from 2006 to 2007;
• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005;
• Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present.
• None

Sandra Polk Guthman Age: 64 Trustee since 2006	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008
• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;
• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;
• Director of Commonwealth Edison since 2007.
• Discover Financial Services; • Diamond Management and Technology Consultants, Inc.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
 TRUSTEES AND OFFICERS continued

 NON-INTERESTED TRUSTEES continued

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE

Richard P. Strubel Age: 68 Trustee since 2006 and Chairman since 2008
• Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;
• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.
• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (97 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 64 Trustee since 2008
• Chief Investment Officer, The Allstate Corporation from January to July, 2002;
• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;
• Chairman and President of the Allstate Financial Group from 2002 to 2007;
• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;
• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.
• GATX Corporation.

 INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS		OTHER DIRECTORSHIPS
NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	HELD BY TRUSTEE
Michael E. Murphy(3) Age: 71 Trustee since 2006	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Mr. Murphy is deemed to be an “interested” Trustee because he beneficially owns shares of Wachovia Corp., parent company of Metropolitan West Capital Management, LLC, sub-adviser to certain of the Multi-Manager Funds.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2008 (UNAUDITED)

 OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 50 50 South LaSalle Street Chicago, IL 60603 President since 2000
• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000
• Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 51 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004
• Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008
• Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Brian P. Ovaert Age: 46 50 Bank Street Canary Wharf London, E145NT Assistant Treasurer since 2005
• Executive Vice President and Regional Head of Operations for Europe, the Middle East and Africa at The Northern Trust Company since April 1, 2007; Head of Worldwide Fund Administration at The Northern Trust Company overseeing Fund Accounting, Transfer Agent and Fund Administration functions from 1997 to March 2007; Treasurer of the Trust from 2002 to 2005.

Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007
• Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Diana E. McCarthy, Esq. Age: 56 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	• Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Linda J. Hoard, Esq. Age: 60 99 High Street, 27th Floor Boston, MA 02110 Assistant Secretary since 1999	• Senior Counsel and Senior Vice President at PFPC Inc. since 1998.

(1)	Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

APPROVAL OF ADVISORY AGREEMENT	MARCH 31, 2008 (UNAUDITED)

The Multi-Manager Board of Trustees (the “Trustees”) oversees the management of the Northern Multi-Manager Funds, including the Multi-Manager Small Cap Fund (the “Small Cap Fund”) and the Northern Multi-Manager International Equity Fund (the “International Equity Fund” together with the Small Cap Fund, the “Funds”), and review the investment performance and expenses of the Funds at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Funds’ investment advisory agreement (the “Advisory Agreements”) with Northern Trust Global Advisors, Inc. (“NTGA”) and Northern Trust Investments, N.A. (“NTI”) (each, an “Investment Adviser” and collectively, the “Investment Advisers”) and sub-advisory agreements (the “Sub-Advisory Agreements”) with each of the sub-advisers to the Funds.

At a meeting of the Board of Trustees held on November 2, 2007, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved a new sub-advisory agreement with respect to the Small Cap Fund among the Investment Advisers and Copper Rock Capital Partners LLC (“Copper Rock”), which became effective on November 2, 2007 (the “Copper Rock Agreement”). At a meeting of the Board of Trustees held on February 14, 2008, the Trustees, including a majority of the Independent Trustees, approved a new sub-advisory agreement with respect to the International Equity Fund among the Investment Advisers and William Blair & Company, LLC (“William Blair” together with Cooper Rock “Sub-Advisers”), which became effective on March 3, 2008.

In connection with the meetings, the Trustees requested and received information and written materials from the Investment Advisers and Sub-Advisers regarding, among other things: (i) the nature and quality of the investment advisory services to be provided by the Sub-Advisers, including the experience and qualifications of the personnel who would be providing such services; (ii) the Sub-Advisers’ financial condition, history of operations and ownership structure; (iii) the Sub-Advisers’ brokerage and soft dollar practices; (iv) the Sub-Advisers’ investment strategies and style of investing; (v) the performance history of the Sub-Advisers with respect to accounts or funds managed similarly to the Funds; (vi) the Sub-Advisers’ compliance policies and procedures (including their code of ethics) and the Trust’s Chief Compliance Officer’s (“CCO”) evaluation of such policies and procedures; (vii) the Sub-Advisers’ anticipated conflicts of interest in managing the Funds; and (viii) the terms of the Sub-Advisory Agreements.

The Trustees also reviewed the Investment Advisers’ proprietary methodology for allocating assets among the various Sub-Advisers, the proposed allocations to each Sub-Adviser, and the mix of Sub-Advisers for the Funds based on their investment styles and strategies, in each case as such factors related to the engagement of Copper Rock and William Blair.

The Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. However, the Trustees relied significantly upon the recommendations and evaluations of the Investment Advisers.

With respect to the nature, extent and quality of the services to be provided by the Sub-Advisers, the Trustees considered the information provided by the Investment Advisers with respect to the Sub-Advisers’ qualifications and experience in managing the types of strategies for which they were being engaged. The Trustees reviewed and considered a separate report from the Investment Advisers’ compliance personnel as well as the Trust’s CCO with respect to the Sub-Advisers’ compliance programs (including their codes of ethics). Finally, the Trustees considered the Sub-Advisers’ management of potential conflicts of interest that might result from their management of the Funds and other accounts.

The Trustees also considered and evaluated composite performance information for the Sub-Advisers that included accounts managed similarly to the strategies for which they were being engaged, and the Investment Advisers’ favorable evaluation of their performance. The performance information for the Sub-Advisers indicated that their performance for the time periods presented for similar investment strategies were competitive with or ahead of their Lipper peers and respective benchmark indexes.

With respect to the sub-advisory fees, the Trustees considered that the Sub-Advisers are paid by the Investment Advisers out of their advisory fees and not by the Funds. The Trustees also considered, based on representations of the Investment Advisers, that the Sub-Advisory Agreements had been negotiated at arm’s length among the Investment Advisers and the Sub-Advisers. The Trustees also reviewed and considered information with respect to the profitability of the Investment Advisory Agreement to the Investment Advisers both before and after the engagement of the Sub-Advisers. Finally, the Trustees also considered the Investment Advisers’ representations that the fees to be paid to the Sub-Advisers were reasonable in light of the anticipated quality of services to be performed by them.

Based on the Trustees’ deliberations and the recommendations of the Investment Advisers, the Trustees concluded that the fees to be paid to the Sub-Advisers were reasonable in light of the services provided by the Sub-Advisers and that the Sub-Advisory Agreements should be approved.

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MULTI-MANAGER FUNDS

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NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS
 FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.
(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).
Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.
Item 4. Principal Accountant Fees and Services.
Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Deloitte & Touche LLP (“D&T”), independent registered public accounting firm, related to the registrant. D&T billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2008			2007
			All other fees			All other fees
			and services	All fees and	All fees and	and services
	All fees and	All fees and	to service	services to	services to	to service
	services to	services to	affiliates that	the Trust	service	affiliates that
	the Trust that	service affiliates	did not	that were	affiliates that	did not
	were pre-	that were pre-	require pre-	pre-	were pre-	require pre-
	approved	approved	approval	approved	approved	approval
(a) Audit Fees	$663,000	N/A	N/A	$567,000	N/A	N/A
(b) Audit-Related Fees	$0	$0	$190,000 (2)	$0	$0	$0
(c) Tax Fees	$97,500 (1)	$0	$936,733 (3)	$81,000 (1)	$0	$0
(d) All Other Fees	$0	$0	$3,366,668 (4)	$0	$48,000 (3)	$180,000 (2)

(1)	Excise tax return review, RIC tax return review and deferred compensation arrangement consultation.

(2)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for The Northern Trust Company.

(3)	Amounts relate to Tax compliance and reporting, Tax consulting and transfer pricing for The Northern Trust Company.

(4)	Amounts relate to due diligence, investigation advisory, compilation and other support services for The Northern Trust Company.
“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by D&T for the fiscal years ended March 31, 2008 and March 31, 2007 are Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant. Audit-Related Fees are fees for assurance and related services provided by D&T that are reasonably related to the performance of the audit of the registrant’s financial statements, but not reported as Audit Fees. Tax Fees are fees for professional services rendered by D&T for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by D&T other than those reported as Audit, Audit-Related or Tax Fees.
Item 4(e)(1): Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005 and August 3, 2006, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee or the registrant’s designated Audit Committee Financial Expert (if any), provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved
During the time period covered by Items 4(b)-4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant’s last two fiscal years.
Item 4(f): Work Performed by Persons Other than the Principal Accountant
Not applicable.
Item 4(g): Aggregate Non-Audit Fees Disclosure
The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the last two fiscal years were $4,590,901 and $309,000 for 2008 and 2007, respectively.
Item 4(h): Non-Audit Services and Independent Accountant’s Independence
The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on May 27, 2004 (Accession Number 0001047469-04-018713).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Northern Funds

By (Signature and Title)	/s/ Lloyd A. Wennlund Lloyd A. Wennlund, President
(Principal Executive Officer)
Date: June 6, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lloyd A. Wennlund Lloyd A. Wennlund, President
(Principal Executive Officer)
Date: June 6, 2008

By (Signature and Title)	/s/ Randal Rein Randal Rein, Assistant Treasurer
(Acting Principal Financial and Accounting Officer)
Date: June 6, 2008